UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22732

Recon Capital Series Trust

(Exact name of registrant as specified in charter)

145 Mason St, 2nd Fl

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

With a copy to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, N.W., Suite 800

Washington, D.C. 20001

Registrant's telephone number, including area code: (203) 900-1400

Date of fiscal year end: October 31

Date of reporting period: July 1, 2014 – June 30, 2015

EXPLANATORY NOTE: This amendment filing consists of supplemental information to the previously filed Form N-PX for the above-mentioned Registrant.

Form N-PX is to be used by a registered management investment company, other than a small business investment company registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than August 31 of each year, containing the registrant's proxy voting record for the most recent twelve-month period ended June 30, pursuant to section 30 of the Investment Company Act of 1940 and rule 30b1-4 thereunder (17 CFR 270.30b1-4). The Commission may use the information provided on Form N-PX in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-PX, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-PX unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

PROXY VOTING RECORD

FOR PERIOD JULY 1, 2014 TO JUNE 30, 2015

Account	Issuer of Portfolio Security	Exchange Ticker Symbol	CUSIP #	Shareholder Meeting Date	Record Date	Shares (06/30/2015 IOPV)	Summary of Matter Voted On	Who Proposed Matter: Issuer / Shareholder	Whether Fund Cast Vote on Matter	Fund's Vote For or Against Proposal, or Abstain; For or Withhold Regarding Election of Directors	Whether Vote Was For or Against Management
561798	3I GROUP PLC	III	B1YW440	6/25/2015	6/23/2015	876	1. To receive and consider the Company’s Accounts for the year to 31 March 2015, the Directors’ report and the Auditors’ report on those Accounts, on the Directors’ report and on the auditable part of the Directors’ remuneration report. 2. To approve the Directors’ remuneration report in the form set out in the Company’s Annual report and accounts for the year ended 31 March 2015. 3. To declare a final dividend of 14p per ordinary share, payable to those shareholders whose names appear on the Register of Members at close of business on 19 June 2015. 4. To reappoint Mr J P Asquith as a Director of the Company. 5. To reappoint Mrs C J Banszky as a Director of the Company. 6. To reappoint Mr S A Borrows as a Director of the Company. 7. To reappoint Mr A R Cox as a Director of the Company. 8. To reappoint Mr D A M Hutchison as a Director of the Company. 9. To reappoint Mr S R Thompson as a Director of the Company. 10. To reappoint Ms M G Verluyten as a Director of the Company. 11. To reappoint Mrs J S Wilson as a Director of the Company. 12. To reappoint Ernst & Young LLP as Auditors of the Company to hold office until the conclusion of the next General Meeting at which Accounts are laid before the members. 13. To authorise the Board to fix the Auditors’ remuneration. 14. THAT the Company and any company which is or becomes a subsidiary of the Company at any time during the period for which this resolution has effect be authorised to: (a) make political donations to political parties and/or independent election candidates not exceeding £20,000 in total; (b) make political donations to political organisations other than political parties not exceeding £20,000 in total; and (c) incur political expenditure not exceeding £20,000 in total, during the period until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on 24 September 2016) PROVIDED THAT the aggregate amount of political donations and political expenditure made or incurred by the Company and its subsidiaries pursuant to this resolution shall not exceed £20,000. Any terms used in this resolution which are defined in Part 14 of the Companies Act 2006 shall bear the same meaning for the purposes of this resolution. 15. THAT the Directors be generally and unconditionally authorised, in substitution for all subsisting authorities, to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company: (a) up to a nominal amount of £239,431,760 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and (b) comprising equity securities (as defined in section 560(1) of the Companies Act 2006) up to a nominal amount of £478,863,520 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities as required by the rights of those securities or as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on 24 September 2016) but, in each case, during this period the Company may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended. 16. THAT, if resolution 15 is passed, the Directors be given power to allot equity securities (as defined in the Companies Act 2006) for cash under the authority given by resolution 15 and/or to sell ordinary shares held by the Company as treasury shares for cash as if section 561 of the Companies Act 2006 did not apply to any such allotment or sale, such power to be limited: (a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of resolution 15, by way of a rights issue only): (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities, as required by the rights of those securities, or as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (b) in the case of the authority granted under paragraph (a) of resolution 15 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of £71,829,527. such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on 24 September 2016) but, in each case, during this period the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Directors may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended. 17. THAT the Company be authorised to make one or more market purchases (as defined in section 693(4) of the Companies Act 2006) of its ordinary shares of 7319/22p each (“Ordinary Shares”) such power to be limited: (a) to a maximum number of 97,000,000 Ordinary Shares; (b) by the condition that the minimum price which may be paid for an Ordinary Share is the nominal amount of that share; and (c) by the condition that the maximum price which may be paid for an Ordinary Share is the highest of: (i) an amount equal to 5% above the average market value of an Ordinary Share for the five business days immediately preceding the day on which that Ordinary Share is contracted to be purchased; and (ii) the higher of the price of the last independent trade and the highest current independent bid on the trading venues where the purchase is carried out, in each case, exclusive of expenses, such authority to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on 24 September 2016) but in each case so that the Company may enter into a contract to purchase Ordinary Shares which would or might be completed or executed wholly or partly after the authority ends and the Company may purchase Ordinary Shares pursuant to any such contract as if the authority had not ended. 18. THAT a General Meeting other than an Annual General Meeting may be called on not less than 14 clear days’ notice. By order of the Board K J Dunn Secretary 13 May 2015	Issuer	Abstain	N/A	N/A
561798	ABERDEEN ASSET MGMT PLC	ADN	0003128	6/15/2015	6/13/2015	908	Aberdeen announced on 15 June 2015 the proposed issue of 200,000,000 non-voting, perpetual, non-cumulative, redeemable preference shares 2015 (the "2015 Non-Voting Preference Shares") to Mitsubishi UFJ Trust and Banking Corporation (the "Issuance"). Aberdeen is pleased to announce that, at a general meeting of its shareholders held at 4pm, each of the ordinary resolutions put to the meeting in connection with the Issuance was passed by the necessary majority on a poll vote. The poll results are set out below: Resolution: 1. To issue a class of preference shares of £0.01 each in the capital of the Company. Votes For: 950,866,170%: 98.93% Votes Against: 10,283,652%: 1.07% Votes Withheld: 49,347,433 Resolution: 2. To authorise the consolidation and division of share capital and/or sub-division of shares. Votes For: 953,076,912%: 99.16% Votes Against: 8,040,156%: 0.84% Votes Withheld: 49,380,187. The passing of the resolutions will enable Aberdeen to proceed with the Issuance as described in the circular published on 15 June 2015, subject to satisfaction of the remaining conditions to the Issuance set out therein. A copy of the resolutions passed at the general meeting has been submitted to the National Storage Mechanism in accordance with Listing Rule 9.6.2R and will be available for inspection at http://www.morningstar.co.uk/uk/nsm. The voting figures will also shortly be available on Aberdeen's website: www.aberdeen-asset.com/aam.nsf/investorrelations/home For further information, contact: Maitland 0207 379 5151.	Issuer	Abstain	N/A	N/A
190964	ACTIVISION BLIZZARD INC	ATVI	00507V109	6/3/2015	4/7/2015	2,978	elect eight directors for a one-year term; 2. request advisory approval of our executive compensation; and 3. ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.	Issuer	Abstain	N/A	N/A
561761	ADIDAS AG	ADS	4031976	5/7/2015	4/30/2015	5,111	[1] Presentation of the adopted annual financial statements of adidas AG and of the approved consolidated financial statements as of December 31, 2014, of the combined management report of adidas AG and of the adidas Group, the Explanatory Report of the Executive Board on the disclosures pursuant to §§ 289 sections 4 and 5, 315 section 4 German Commercial Code (Handelsgesetzbuch - HGB) as well as of the Supervisory Board Report for the 2014 financial year 2) [2] Resolution on the appropriation of retained earnings [3] Resolution on the ratification of the actions of the Executive Board for the 2014 financial year [4] Resolution on the ratification of the actions of the Supervisory Board for the 2014 financial year [5] Resolution on the approval of the compensation system for the members of the Executive Board [6] Resolution on the cancellation of the Authorised Capital pursuant to § 4 section 3 of the Articles of Association, on the creation of a new Authorised Capital against contributions in kind together with the authorisation to exclude subscription rights as well as on the respective amendment to the Articles of Association [7] Appointment of the auditor and the Group auditor for the 2015 financial year as well as, if applicable, of the auditor for the review of the first half year financial report	Issuer	Abstain	N/A	N/A
561798	ADMIRAL GROUP PLC	ADM	B02J639	4/29/2015	4/27/2015	178	ORDINARY BUSINESS Annual report and accounts (Resolution 1) The Directors present to Shareholders at the AGM the annual report and accounts for the year ended 31 December 2014 together with the Directors’ and Auditors’ reports on the annual report and accounts. Directors’ Remuneration Report (Resolution 2) Shareholders are asked to receive and approve the Directors’ Remuneration Report (other than the part containing the Directors’ Remuneration Policy) for the year ended 31 December 2014. The Directors’ Remuneration Report is set out in full in the annual report of the Company. The vote is advisory only, and the Directors’ entitlement to remuneration is not conditional on the resolution being passed. Directors’ Remuneration Policy (Resolution 3) Shareholders are asked to approve the Directors’ Remuneration Policy, which is set out in full in the annual report of the Company. The amendments to the policy from that approved in 2014 are summarised and explained in Appendix 1 of the notes to the Notice of AGM. The vote is binding and, therefore, once the amendments to the policy are approved the Company will not be able to make a remuneration payment to a current or prospective director or a payment for loss of office to a current or past director, unless that payment is consistent with the revised policy or has been approved by a resolution of the members of the Company. Dividends (Resolution 4) A final dividend of 49.0 pence per ordinary share is recommended by the Directors for payment to shareholders on the register of members at the close of business on 8 May 2015. Subject to the approval of shareholders at the AGM, this dividend will be paid on 29 May 2015. Appointment of Director (Resolutions 5 and 6) In accordance with the requirement in the articles of association of the Company that a Director appointed by the Board shall retire at the first annual general meeting of the Company following his or her appointment, Geraint Jones and Penny James will offer themselves for election by shareholders at the forthcoming AGM. Geraint Jones was appointed to the Board as an Executive Director on 13 August 2014. Penny James was appointed to the Board as a Non-Executive Director on 1 January 2015. Biographical details of Geraint and Penny may be found in the annual report of the Company. The Board is of the view that Geraint Jones should be elected as an Executive Director. Since joining the Group in 2002, Geraint has held a number of senior finance positions including Head of Finance, before being promoted to Deputy Chief Financial Officer in January 2012 and Chief Financial Officer (CFO) in August 2014. A Fellow of the Institute of Chartered Accountants in England and Wales, Geraint has also worked as an external auditor at Ernst & Young and KPMG. He is considered to be effective in his role as CFO and the other duties required by his role. The Board is of the view that Penny James should be elected as Penny has extensive insurance experience in particular in her current role as Director of Group Finance at Prudential Plc since March 2011 and her previous appointments as Chief Finance Officer of Omega Insurance Holdings and UK General Insurance CFO of Zurich Financial Services. She is considered to be effective in her role and is committed to making available the appropriate time for Board meetings and the other duties required by her role. Reappointment of Directors (Resolutions 7, 8, 9, 10, 11, 12, 13, 14 and 15) According to the articles of association of the Company a minimum of one third of Directors (or if this is not a whole number, the nearest number not exceeding one third) should retire by rotation. In addition, any Director who was elected or last re-elected at or before the Annual General Meeting held in the third calendar year before the current year shall retire by rotation. However, in accordance with the recommendations of the UK Corporate Governance Code, except for Roger Abravanel, all of the directors will voluntarily submit themselves for re- election by shareholders at the forthcoming AGM. Biographical details of all of the Directors may be found in the annual report of the Company. Having considered the performance of and contribution made by each of the Directors standing for re-election following formal performance evaluation, the Board remains satisfied that each of the relevant Directors performs effectively and demonstrates full commitment to their individual role, including the appropriate commitment of time to Board and Committee meetings and their other duties. Auditors (Resolutions 16 and 17) The Company is required at each general meeting at which accounts are presented to appoint auditors to hold office until the next such meeting. It is proposed that KPMG LLP be and are hereby reappointed auditors of the Company and will hold office from the conclusion of the meeting until the conclusion of the next general meeting at which accounts are laid before the Company, and that their remuneration be fixed by the Directors. Accordingly, resolution 16 reappoints KPMG LLP as auditors to the Company and resolution 17 authorises the Directors to determine their remuneration. SPECIAL BUSINESS Approval of the Admiral Group plc 2015 Discretionary Free Share Scheme (DFSS) (Resolution 18) The Company currently operates a discretionary free share scheme (the Existing DFSS) as its long term incentive arrangement for the executive directors, senior managers and managers of the Group. The Existing DFSS has now expired at the end of its 10 year life. Following a detailed review recently undertaken by the Company’s Remuneration Committee, having regard to market practice and consultation with institutional shareholders, approval is being sought from shareholders to replace the Existing DFSS with The Admiral Group plc 2015 Discretionary Free Share Scheme (the 2015 DFSS) in relation to future awards. The 2015 DFSS has been developed to form part of the framework to support the Directors’ Remuneration Policy, as set out in the Directors’ Remuneration Report, for a revised form of which the Company will separately be seeking shareholder approval. It is also currently anticipated that awards will be granted under the 2015 DFSS as long term incentives to approximately 2,300 employees in the UK and overseas. In addition it is intended to award shares to overseas employees under the 2015 DFSS as free share awards (as equivalent as practicable to the free shares granted to UK employees under the Admiral Group plc Approved Share Incentive Plan). Currently there are approximately 2,000 overseas employees this will apply to. The main changes to the Existing DFSS implemented by the 2015 DFSS are: • Allowing selected awards to be made on the condition that they may be reduced prior to vesting (malus) or shares acquired on vesting be recovered (clawback); • Allowing a holding period of up to two years to be imposed on shares acquired as a result of an award; • Amending the individual limits on participation in the 2015 DFSS to allow awards of up to £2,000,000, with awards above £1,000,000 capped at 600% of the recipient’s salary; and • Allowing awards to be made in the form of nil-cost options, conditional share awards, or restricted shares. A summary of the principal terms of the 2015 DFSS is set out in Appendix 2 of the Notice of Annual General Meeting. Authority of Directors to allot shares (Resolution 19) The authority given to the Directors to allot further shares in the capital of the Company requires the prior authorisation of the shareholders in general meeting under section 551 Companies Act 2006 (CA 2006). This authority was given at the 2014 AGM and this resolution seeks to renew that authority. Upon the passing of resolution 19, the Directors will have authority to allot shares up to a maximum of £92,106 which is approximately 33 per cent. of the current issued share capital as at 23 March 2015, being the latest practicable date before the publication of this Notice. This authority will expire at the conclusion of the next annual general meeting of the Company. The Directors intend to seek to renew such authority at successive annual general meetings of the Company. In addition, in accordance with the guidance from the Association of British Insurers (ABI) on the expectations of institutional investors in relation to the authority of directors to allot shares, upon the passing of resolution 19 (ii), the Directors will have authority to allot an additional number of ordinary shares up to a maximum of £92,106, which is approximately a further 33 per cent. of the current issued share capital as at 23 March 2015, being the latest practical date before the publication of this Notice. However, the Directors will only be able to allot those shares for the purposes of a rights issue in which the new shares are offered to existing shareholders in proportion to their existing shareholdings and, to holders of other equity securities as required by the rights of those securities or as the Directors otherwise consider necessary. This authority will also expire at the conclusion of the next annual general meeting of the Company. The Directors intend to seek to renew such authority at successive annual general meetings of the Company. As a result, if resolution 19 is passed, the Directors could allot shares representing up to two-thirds of the current issued share capital pursuant to a rights issue. There are no current plans to use such an authority. However, if the Directors do conduct a rights issue and the number of shares issued exceeds one-third of the issued share capital and the monetary proceeds from the rights issue exceed one-third of the Company’s pre-issue market capitalisation, then, in accordance with the ABI’s guidance, the Directors will all offer themselves for re- election at the annual general meeting of the Company following the decision to make the rights issue. Disapplication of pre-emption rights (Resolution 20) Resolution 20 renews the authority provided at the 2014 AGM and would authorise the Directors to disapply rights of pre-emption by allowing the Directors to allot shares for cash (i) by way of a rights issue (subject to certain exclusions), (ii) by way of an open offer or other offer of securities (not being a rights issue) in favour of existing shareholders in proportion to their shareholdings (subject to certain exclusions) and (iii) to persons other than existing shareholders up to an aggregate nominal value of £13,955 which is equivalent to approximately 5 per cent. of the issued share capital of the Company on 23 March 2015, being the latest practicable date prior to the printing of this Notice. If given, the authority will expire at the conclusion of the next annual general meeting of the Company. The Directors intend to seek to renew such power at successive annual general meetings of the Company. The Directors have no current plans to allot shares, except in connection with the Company’s employee share schemes. In addition and in line with best practice, the Company has not issued more than 7.5 per cent. of its issued share capital on a non-pro-rata basis over the last three years. The Directors do not intend to issue more than 7.5 per cent. of the issued ordinary share capital of the Company in any rolling three year period without prior consultation with shareholders. Authority for the Company to purchase its own shares (Resolution 21) The Company’s Articles of Association permit the purchase by the Company of its own shares subject to shareholders’ prior approval being obtained. This resolution also renews the authority provided at the 2014 AGM to authorise the Company to buy back up to 13,955,408 ordinary shares. If given, the authority will expire 15 months from the date of the passing of the resolution, or, if earlier, at the conclusion of the next annual general meeting of the Company. The Directors intend to seek to renew this power at subsequent annual general meetings of the Company. The resolution specifies the maximum number of ordinary shares which may be purchased (representing 5 per cent. of the Company’s issued ordinary share capital as at 23 March 2015) and the maximum and minimum prices at which they may be bought, exclusive of expenses, reflecting the requirements of the CA 2006 and the Listing Rules. Any buy back would only be made on the London Stock Exchange. Given the increase in staff numbers, the continued determination to maintain staff participation in the Company's share plans and the necessity to remain within the dilution rules set out in those plans, if this resolution is passed by shareholders the Company may seek to exercise this authority solely for the purpose of purchasing shares in the market in order to supplement the shares available for distribution to staff under the Company’s share plans. Prior to exercising this authority the Company’s Remuneration Committee will fully review the potential impact on the measures used to determine the Company’s incentive awards and would make proposals to the Board as appropriate in order that they can determine whether such purchase is in the best interests of all shareholders. Under the CA 2006, the Company is allowed to hold its own shares in treasury following a buy back, instead of cancelling them. This gives the Company the ability to re-issue treasury shares quickly and cost-effectively (including pursuant to the authority under resolution 21) and provides the Company with additional flexibility in the management of its capital base. Such shares may be resold for cash but all rights attaching to them, including voting rights and any right to receive dividends, are suspended whilst they are held in treasury. If the Board exercises the authority conferred by resolution 21, the Company will have the option of either holding in treasury or of cancelling any of its own shares purchased pursuant to this authority and will decide at the time of purchase which option to pursue. As at 23 March 2015 being the latest practicable date before the publication of this Notice, the Company held no equity securities in treasury. Notice Period for meetings (Resolution 22) This resolution seeks to renew the approval given by shareholders at the 2014 AGM and is required to reflect the implementation of the Shareholder Rights Directive (the Directive). The regulation implementing this Directive increases the notice period for general meetings of the Company to 21 days (unless certain criteria are met). The Articles of the Company allow the Company to call general meetings (other than an annual general meeting of the Company) on 14 clear days’ notice and the Directors would like to preserve this ability notwithstanding that the Directive has been implemented. In order to be able to do so, shareholders must have approved the calling of meetings on 14 days’ notice. Resolution 22 seeks such approval. The approval will be effective until the Company’s next annual general meeting, when it is intended that a similar resolution will be proposed. The Company will also need to meet the requirements for electronic voting under the Directive before it can call a general meeting on 14 days' notice. The shorter notice period would not be used as a matter of routine for such meetings, but only where the flexibility is merited by the business of the meeting and is thought to be to the advantage of shareholders as a whole. Additional notice Following the publication of FRS 100 Application of Financial Reporting Requirements by the Financial Reporting Council, Admiral Group plc is required to change its accounting framework for its Parent Company financial statements, which is currently UK GAAP, for its financial year commencing 1 January 2015. The Board considers that it is in the best interests of the group for Admiral Group plc to adopt FRS 101 Reduced Disclosure Framework. No disclosures in the current UK GAAP financial statements would be omitted on adoption of FRS 101. A shareholder or shareholders holding in aggregate 5% or more of the total allotted shares in Admiral Group plc may serve objections to the use of the disclosure exemptions on Admiral Group plc, in writing, at its registered office (Capital Tower, Greyfriars Road, Cardiff CF10 3AZ) not later than 30 June 2015. Action to be taken You will find enclosed a form of proxy for use at the AGM. Please complete, sign and return the enclosed form as soon as possible in accordance with the instructions printed thereon, whether or not you intend to be present at the AGM. Forms of proxy should be returned so as to be received by Capita Asset Services, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU as soon as possible and in any event no later than 48 hours before the time appointed for holding the AGM.	Issuer	Abstain	N/A	N/A
190964	ADOBE SYSTEMS INC	ADBE	00724F101	4/9/2015	2/13/2015	2,068	Elect 13 members of Board of Directors for a 1 year term. Approve amendment to the 2003 Equity Incentive Plan to increase the available share reserve by 10 million shares. Ratify the appointment of KPMG LLP as independent registered public accounting firm for 2015. Approve compensation for named executive offers. Transact any other business that may properly come before the meeting	Issuer	Abstain	N/A	N/A
190964	AKAMAI TECHNOLOGIES INC	AKAM	00971T101	5/13/2015	3/17/2015	737	(1) To elect the three nominees named in the attached proxy statement as members of our Board of Directors to serve as Class I directors for a term of three years; (2) To approve an amendment increasing the number of shares of common stock authorized for issuance under Akamai’s 2013 Stock Incentive Plan by 3,000,000 shares; (3) To approve, on an advisory basis, our executive officer compensation; (4) To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2015; and (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
190964	ALEXION PHARMACEUTICALS INC	ALXN	015351109	5/6/2015	3/13/2015	822	To elect ten directors to Alexion's Board of Directors, constituting the entire Board, to serve for the ensuing year. (2) To consider a non-binding advisory vote on 2014 compensation paid to Alexion's named executive officers. (3) To ratify the appointment of PricewaterhouseCoopers LLP as Alexion's independent registered public accounting firm. (4) To approve Alexion’s 2015 Employee Stock Purchase Plan. (5) To vote upon two proposals submitted by shareholders, if properly presented at the 2015 Annual Meeting; and (6) To transact such other business as may properly come before the 2015 Annual Meeting or any adjournment thereof.	Issuer	Abstain	N/A	N/A
561761	ALLIANZ SE-REG	ALV	5231485	12/18/2014	10/17/2014	11,061	The Meeting is being called for the following purposes: (1) to elect Trustees of the Trusts, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.	Issuer	Abstain	N/A	N/A
190964	ALTERA CORP	ALTR	021441100	5/11/2015	3/13/2015	1,265	To elect the directors named in the proxy statement to serve until the next annual meeting of stockholders. (2) To approve an amendment to the 2005 Equity Incentive Plan to increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan. (3) To approve an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan. (4) To approve, on an advisory basis, named executive officer compensation. (5) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. (6) If properly presented at the annual meeting, to consider a stockholder proposal regarding an independent chair of the board. (7) To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting	Issuer	Abstain	N/A	N/A
190964	AMAZON.COM INC	AMZN	023135106	6/10/2015	4/13/2015	1,920	1. To elect the ten directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are-elected and qualified; 2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2015; 3. To consider and act upon four shareholder proposals, if properly presented at the Annual Meeting; and 4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
190964	AMERICAN AIRLINES GROUP INC	AAL	02376R102	6/4/2015	4/16/2015	2,980	Proposal to elect 11 directors, ratify appointment of KPMG, executive comp	Issuer	Abstain	N/A	N/A
190964	AMGEN INC	AMGN	031162100	5/14/2015	3/16/2015	3,155	(i) elect 13 directors to serve for the ensuing year; (ii) ratify the selection of our independent registered public accountants; (iii) hold an advisory vote to approve our executive compensation; (iv) consider one stockholder proposal, if properly presented at the Annual Meeting and (v) transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof	Issuer	Abstain	N/A	N/A
190964	ANALOG DEVICES INC	ADI	032654105	3/11/2015	1/9/2015	1,303	1. To elect the eleven director nominees named in this proxy statement to our Board of Directors, each to serve for a term expiring at the next annual meeting of shareholders; 2. To approve, by non-binding “say on pay” vote, the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in this proxy statement; and 3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2015 fiscal year.	Issuer	Abstain	N/A	N/A
561798	ANGLO AMERICAN PLC	AAL	B1XZS82	4/23/2015	4/21/2015	1,188	ORDINARY RESOLUTIONS To consider and, if thought fit, to pass the following ordinary resolutions: 1 To receive the financial statements of the Company and the Group and the reports of the directors and auditors for the year ended 31 December 2014. 2 To declare a final dividend of 53 US cents per ordinary share, payable on 28 April 2015 to those shareholders registered at the close of business on 20 March 2015. 3 To re-elect Mark Cutifani as a director of the Company. (1) 4 To re-elect Judy Dlamini as a director of the Company. (1) 5 To re-elect Byron Grote as a director of the Company. (1) 6 To re-elect Sir Philip Hampton as a director of the Company. (1) 7 To re-elect René Médori as a director of the Company. (1) 8 To re-elect Phuthuma Nhleko as a director of the Company. (1) 9 To re-elect Ray O’Rourke as a director of the Company. (1) 10 To re-elect Sir John Parker as a director of the Company. (1) 11 To re-elect Mphu Ramatlapeng as a director of the Company. (1) 12 To re-elect Jim Rutherford as a director of the Company. (1) 13 To re-elect Anne Stevens as a director of the Company. (1) 14 To re-elect Jack Thompson as a director of the Company. (1) 15 To re-appoint Deloitte LLP as auditors of the Company for the ensuing year. 16 To authorise the directors to determine the remuneration of the auditors. 17 To approve the implementation report section of the Directors’ remuneration report set out in the Annual Report and Accounts for the year ended 31 December 2014. (2) 18 To resolve that the authority conferred on the directors by Article 9.2 of the Company’s Articles of Association be renewed, such that the directors be generally and unconditionally authorised pursuant to and in accordance with Section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for, or to convert any security into, shares of the Company up to a nominal value of US$76.7 million, which represents not more than 10% of the total issued share capital of the Company, exclusive of treasury shares, as at 27 February 2015. This authority shall expire at the earlier of the conclusion of the Annual General Meeting in 2016 or on 30 June 2016. Such authority shall be in substitution for all previous authorities pursuant to Section 551 of the Companies Act 2006. (3) SPECIAL RESOLUTIONS To consider and, if thought fit, to pass the following special resolutions: 19 To resolve that subject to the passing of Resolution 18 above, the power conferred on the directors by Article 9.3 of the Company’s Articles of Association be renewed, such that the directors be empowered to allot shares wholly for cash pursuant to the authority granted by Resolution 18 above and to sell treasury shares wholly for cash in connection with a pre-emptive offer and, otherwise than in connection with a pre-emptive offer, up to a nominal value of US$38.3 million, which represents no more than 5% of the total issued ordinary share capital of the Company, excluding treasury shares, in issue at 27 February 2015. This authority shall expire at the earlier of the conclusion of the Annual General Meeting in 2016 or on 30 June 2016. Such authority shall be in substitution for all previous authorities pursuant to Section 561 of the Companies Act 2006. (4) 20 To resolve that the Company be and is generally and unconditionally authorised for the purpose of Section 701 of the Companies Act 2006 to make market purchases (within the meaning of Section 693 of the Companies Act 2006) of ordinary shares of 54 86 ⁄ 91 US cents each in the capital of the Company provided that: a) the maximum number of ordinary shares of 54 86 ⁄ 91 US cents each in the capital of the Company authorised to be acquired is 209.3 million b) the minimum price which may be paid for an ordinary share is 54 86 ⁄ 91 US cents, which amount shall be exclusive of expenses c) the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of 105% of the average of the middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased and the highest current bid as stipulated by Article 5(1) of the Buy-back and Stabilisation Regulations 2003 d) the authority hereby conferred shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 (except in relation to the purchase of ordinary shares the contract for which was concluded before the expiry of such authority and which might be executed wholly or partly after such expiry) unless such authority is renewed prior to such time. (5) 21 That a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice. (6) By order of the Board:	Issuer	Abstain	N/A	N/A
561798	ANTOFAGASTA PLC	ANTO	0045614	5/20/2015	5/18/2015	322	ORDINARY RESOLUTIONS To consider and, if thought fit, pass the following ordinary resolutions: 1. to receive and adopt the Directors’ and Auditors’ Reports and the Financial Statements for the year ended 31 December 2014; 2. to approve the Directors’ Remuneration Report for the year ended 31 December 2014; 3. to declare a final dividend; 4. to re-elect Jean-Paul Luksic as a Director; 5. to re-elect William Hayes as a Director; 6. to re-elect Gonzalo Menéndez as a Director; 7. to re-elect Ramón Jara as a Director; 8. to re-elect Juan Claro as a Director; 9. to re-elect Hugo Dryland as a Director; 10. to re-elect Tim Baker as a Director; 11. to re-elect Ollie Oliveira as a Director; 12. to re-elect Andrónico Luksic as a Director; 13. to re-elect Vivianne Blanlot as a Director; 14. to re-elect Jorge Bande as a Director; 15. to appoint PricewaterhouseCoopers LLP as auditors of the Company to hold office from immediately prior to the conclusion of this meeting until the conclusion of the next general meeting at which the accounts are laid before the Company; 16. to authorise the Directors to fix the remuneration of the auditors; and 17. THAT, in substitution for all existing authorities, the Directors be generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares (as defined in section 540 of the Companies Act 2006) in the Company or grant rights to subscribe for or to convert any security into shares in the Company: (A) up to an aggregate nominal amount of £16,430,945 (such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (B) of this Resolution 17 in excess of £16,430,945); and (B) comprising equity securities (as defined in section 560(1) of the Companies Act 2006) up to an aggregate nominal amount of £32,861,890 (such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (A) of this Resolution 17) in connection with an offer by way of a rights issue: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities (as defined in section 560(1) of the Companies Act 2006) as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of the Company’s next annual general meeting to be held in 2016 (or, if earlier, until the close of business on 30 June 2016) but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires; and the Directors may allot shares or grant such rights under any such offer or agreement as if the authority had not expired. References in this Resolution 17 to the nominal amount of rights to subscribe for or to convert any security into shares (including where such rights are referred to as equity securities as defined in section 560(1) of the Companies Act 2006) are to the nominal amount of shares that may be allotted pursuant to the rights. 08 | Antofagasta plc Notice of Annual General Meeting 20 May 2015 SPECIAL RESOLUTIONS To consider and, if thought fit, pass the following special resolutions: 18. THAT, in substitution for all existing powers and subject to the passing of Resolution 17, the Directors be generally empowered pursuant to section 570 of the Companies Act 2006 to allot equity securities (as defined in section 560(1) of the Companies Act 2006) for cash pursuant to the authority granted by Resolution 17 and/or pursuant to section 573 of the Companies Act 2006 to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Companies Act 2006, such power to be limited: (A) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of an allotment pursuant to the authority granted by paragraph (B) of Resolution 17, such power shall be limited to the allotment of equity securities in connection with an offer by way of a rights issue only): (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities (as defined in section 560(1) of the Companies Act 2006), as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (B) to the allotment of equity securities pursuant to the authority granted by paragraph (A) of Resolution 17 and/or sale of treasury shares for cash (in each case otherwise than in the circumstances set out in paragraph (A) of this Resolution 18) up to a nominal amount of £2,464,641, such power to apply until the end of the Company’s next annual general meeting to be held in 2016 (or, if earlier, until the close of business on 30 June 2016) but so that the Company may make offers and enter into agreements before the power expires which would, or might, require equity securities to be allotted after the power expires and the Directors may allot equity securities under any such offer or agreement as if the power had not expired. 19. THAT the Company be generally and unconditionally authorised to make one or more market purchases (within the meaning of section 693(4) of the Companies Act 2006) of ordinary shares of 5p in the capital of the Company (“Ordinary Shares”) provided that: (A) the maximum aggregate number of Ordinary Shares authorised to be purchased is 98,585,669 (representing 10% of the issued ordinary share capital); (B) the minimum price which may be paid for an Ordinary Share is 5p; (C) the maximum price which may be paid for an Ordinary Share is an amount equal to 105% of the average of the middle market quotations for an Ordinary Share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which that Ordinary Share is purchased; (D) this authority expires at the conclusion of the next annual general meeting of the Company to be held in 2016 or on 30 June 2016, whichever is earlier; and (E) the Company may make a contract to purchase Ordinary Shares under this authority before the expiry of the authority which will or may be executed wholly or partly after the expiry of the authority, and may make a purchase of Ordinary Shares in pursuance of any such contract. 20. THAT a general meeting of the Company, other than an annual general meeting, may be called on not less than 14 clear days’ notice. By Order of the Boar.	Issuer	Abstain	N/A	N/A
190964	APPLE INC	AAPL	037833100	3/10/2015	1/9/2015	24,108	(a) To elect the Board of Directors. The Board intends to present for election the following seven nominees: Tim Cook, Al Gore, Bob Iger, Andrea Jung, Art Levinson, Ron Sugar, and Sue Wagner; (b) To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2015; (c) To vote on an advisory resolution to approve executive compensation; (d) To amend the Apple Inc. Employee Stock Purchase Plan; (e) To consider two shareholder proposals, if properly presented at the Annual Meeting; and (f) To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.	Issuer	Abstain	N/A	N/A
190964	APPLIED MATERIALS INC	AMAT	038222105	4/2/2015	2/11/2015	5,061	1. To elect ten directors to serve for a one-year term and until their successors have been elected and qualified. 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2015. 4. To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.	Issuer	Abstain	N/A	N/A
561798	ARM HOLDINGS PLC	ARM	0059585	4/28/2015	4/26/2015	1,282	Ordinary resolutions To consider and, if thought fit, to pass the following resolutions as ordinary resolutions: 1. To receive the Company’s Annual Report and Accounts for the financial year ended 31 December 2014. 2. To declare and authorise the payment of a final dividend of 4.5 pence per ordinary share in respect of the financial year ended 31 December 2014, payable on 15 May 2015 to holders of ordinary shares on the register of members at 5.00pm on 24 April 2015. 3. To approve the Directors’ Remuneration Report (other than the part containing the Remuneration Policy set out on pages 54 to 60) as set out on pages 34 to 61 of the Governance and Financial Report for the financial year ended 31 December 2014. 4. To elect John Liu as a Director. 5. To re-elect Stuart Chambers as a Director. 6. To re-elect Simon Segars as a Director. 7. To re-elect Andy Green as a Director. 8. To re-elect Larry Hirst as a Director 9. To re-elect Mike Muller as a Director. 10. To re-elect Kathleen O’Donovan as a Director. 11. To re-elect Janice Roberts as a Director. 12. To re-elect Tim Score as a Director. 13. To re-appoint PricewaterhouseCoopers LLP as auditors of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. 14. To authorise the Directors to fix the remuneration of the auditors. 15. THAT the Directors be generally and unconditionally authorised pursuant to and in accordance with Section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares of the Company: (i) up to an aggregate nominal amount of £232,891; and (ii) comprising equity securities (as defined in Section 560 of the Companies Act 2006) up to a further aggregate nominal amount of £232,891 in connection with an offer by way of a rights issue, such authorities to apply until the end of the next AGM or 30 June 2016, whichever is the earlier but, in each case, so that the Company may, during this period, make offers or enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authorities end and the Directors may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended. For the purposes of this resolution, “rights issue” means an offer by way of a rights issue to: (a) ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (b) holders of other equity securities if this is required by the rights of those securities or as the Directors otherwise consider necessary, but subject in both cases to such limits, restrictions, exclusions or other arrangements as the Directors may deem necessary, appropriate or expedient in relation to treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, or pursuant to the requirements of any relevant regulatory body or stock exchange in, any territory or any other matter. Special resolutions To consider and, if thought fit, to pass the following resolutions as special resolutions: 16. THAT, subject to the passing of resolution 15 above, the Directors be empowered to allot equity securities (as defined in Section 560 of the Companies Act 2006) wholly for cash as if Section 561(1) of the Companies Act 2006 did not apply to any such allotment: pursuant to the authority given by paragraph (i) of resolution 15 above and/or where the allotment constitutes an allotment of equity securities by virtue of Section 560(3) of the Companies Act 2006: (I) in connection with a pre-emptive offer; and (II) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of £35,304; and (ii) pursuant to the authority given by paragraph (ii) of resolution 15 above in connection with a rights issue, such power to apply until the end of the next AGM or 30 June 2016, whichever is the earlier but so that the Company may make offers and enter into agreements during this period which would, or might, require equity securities to be allotted after the power ends and the Directors may allot equity securities under any such offer or agreement as if the power had not ended. For the purposes of this resolution: (a) “pre-emptive offer” means an offer of, or invitation to apply for, equity securities to (I) holders (other than the Company) on the register on a record date fixed by the Directors of ordinary shares in proportion (as nearly as may be practicable) to their respective holdings and (II) other persons so entitled by virtue of the rights attaching to any other equity securities held by them or as the Directors consider necessary, but subject in both cases to such limits, restrictions, exclusions or other arrangements as the Directors may deem necessary, appropriate or expedient in relation to treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, or pursuant to the requirements of any relevant regulatory body or stock exchange in, any territory or any other matter (and, for the avoidance of doubt, the term “pre-emptive offer” shall include a rights issue); (b) “rights issue” has the same meaning as in resolution 15 above; (c) references to an allotment of equity securities shall include a sale of treasury shares; and (d) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights. 17. THAT the Company be and is hereby unconditionally and generally authorised for the purpose of Section 701 of the Companies Act 2006 to make one or more market purchases (as defined in Section 693(4) of the Companies Act 2006) of ordinary shares of 0.05 pence each in the capital of the Company (“ordinary shares”) provided that: (a) the maximum number of ordinary shares which may be purchased is 141,146,510; (b) the minimum price (excluding expenses) which may be paid for an ordinary share is 0.05 pence; (c) the maximum price (excluding expenses) which may be paid for an ordinary share is an amount equal to the higher of: (l) 105% of the average market value of an ordinary share for the five business days immediately preceding the day on which that ordinary share is contracted to be purchased; and (ll) the higher of the price of the last independent trade and the highest current independent bid on the trading venues where the purchase is carried out at the relevant time; and (d) this authority shall expire at the conclusion of the AGM of the Company held in 2016 or, if earlier, on 30 June 2016 (except in relation to the purchase of shares the contract for which was concluded before the expiry of such authority and which would, or might, be completed or executed wholly or partly after such expiry, in which case the Company may purchase ordinary shares pursuant to any such contract as if the authority had not expired) unless such authority is renewed, varied or revoked prior to such time. 18. THAT a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561798	ASHTEAD GROUP PLC	AHT	0053673	9/2/2015	8/28/2015	458	To consider and, if thought fit, pass the following resolutions of which resolutions 1 to 15 will be proposed as Ordinary Resolutions and resolutions 16 to 19 will be proposed as Special Resolutions: 1. That the Company’s annual accounts for the year ended 30 April 2015, together with the directors’ report and the auditors’ report on those accounts and on the auditable part of the directors’ remuneration report, be adopted. 2. That the directors’ remuneration report for the year ended 30 April 2015 (other than the part containing the directors’ remuneration policy), which is set out in the annual report of the Company for the year ended 30 April 2015, be approved. 3. That the final dividend recommended by the directors of 12.25p per ordinary share for the year ended 30 April 2015 be declared payable on 4 September 2015 to holders of ordinary shares registered at the close of business on 14 August 2015. 4. That Chris Cole be re-elected as a director. 5. That Geoff Drabble be re-elected as a director. 6. That Brendan Horgan be re-elected as a director. 7. That Sat Dhaiwal be re-elected as a director. 8. That Suzanne Wood be re-elected as a director. 9. That Michael Burrow be re-elected as a director. 10. That Bruce Edwards be re-elected as a director. 11. That Ian Sutcliffe be re-elected as a director. 12. That Wayne Edmunds be re-elected as a director. 13. That Deloitte LLP be reappointed as auditor of the Company to hold office until the conclusion of the next annual general meeting of the Company. 14. That the directors be authorised to fix the remuneration of the auditor of the Company. 15. That, for the purposes of section 551 of the Companies Act 2006 (the ‘Act’) (and so that expressions used in this resolution shall bear the same meanings as in the said section 551): 15.1 the directors be and are generally and unconditionally authorised to exercise all powers of the Company to allot shares and to grant such subscription and conversion rights as are contemplated by sections 551(1)(a) and (b) of the Act respectively up to a maximum nominal amount of £16,778,132 to such persons and at such times and on such terms as they think proper during the period expiring at the end of the next annual general meeting of the Company (unless previously revoked or varied by the Company in general meeting); 15.2 the directors be and are generally and unconditionally authorised to exercise all powers of the Company to allot equity securities (as defined in section 560 of the Act) in connection with a rights issue in favour of the holders of equity securities and any other persons entitled to participate in such issue where the equity securities respectively attributable to the interests of such holders and persons are proportionate (as nearly as maybe) to the respective number of equity securities held by them up to an aggregate nominal amount of £33,556,264, including within such limit any equity securities allotted under resolution 15.1 above, during the period expiring at the end of the next annual general meeting of the Company, subject only to such exclusions or other arrangements as the directors may consider necessary or expedient to deal with fractional entitlements or legal or practical problems under the laws or requirements of any recognised regulatory body or stock exchange in any territory; 15.3 the Company be and is hereby authorised to make, prior to the expiry of such period, any offer or agreement which would or might require such shares or rights to be allotted or granted after the expiry of the said period and the directors may allot such shares or grant such rights in pursuance of any such offer or agreement notwithstanding the expiry of the authority given by this resolution; so that all previous authorities of the directors pursuant to the said section 551 be and are hereby revoked. 16. That, subject to the passing of resolution 15, the directors be and are empowered in accordance with section 570 of the Companies Act 2006 (the ‘Act’) to allot equity securities (as defined in section 560 of the Act) for cash, pursuant to the authority conferred on them to allot such shares or grant such rights by that resolution and/or where the allotment constitutes an allotment of equity securities by virtue of section 560(3) of the Act, as if section 561(1) and sub-sections (1) – (6) of section 562 of the Act did not apply to any such allotment, provided that the power conferred by this resolution shall be limited to: 16.1 the allotment of equity securities in connection with an issue or offering in favour of holders of equity securities (but in the case of the authority granted under resolution 15.2 by way of a rights issue only) and any other persons entitled to participate in such issue or offering where the equity securities respectively attributable to the interests of such holders and persons are proportionate (as nearly as may be) to the respective number of equity securities held by or deemed to be held by them on the record date of such allotment, subject only to such exclusions or other arrangements as the directors may consider necessary or expedient to deal with fractional entitlements or legal or practical problems under the laws or requirements of any recognised regulatory body or stock exchange in any territory; and 16.2 the allotment (otherwise than pursuant to paragraph 16.1 above) of equity securities up to an aggregate nominal value not exceeding £5,033,439; and this power, unless renewed, shall expire at the end of the next annual general meeting of the Company but shall extend to the making, before such expiry, of an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired. Notice of Annual General Meeting Part II Ashtead Group plc Notice of Annual General Meeting 2015 4 17. That the Company be and is hereby generally and unconditionally authorised for the purpose of section 701 of the Companies Act 2006 (the ‘Act’) to make market purchases (as defined in section 693 of the Act) of ordinary shares of 10 pence each in the capital of the Company (‘ordinary shares’) provided that: 17.1 the maximum number of ordinary shares hereby authorised to be purchased is 75,451,259; 17.2 the minimum price (exclusive of expenses) which may be paid for such ordinary shares is 10 pence per share, being the nominal amount thereof; 17.3 the maximum price (exclusive of expenses) which may be paid for such ordinary shares shall be an amount equal to the higher of (i) 5% above the average of the middle market quotations for such shares taken from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the purchase is made and (ii) the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the trading venue where the purchase is carried out; 17.4 the authority hereby conferred shall (unless previously renewed or revoked) expire on the earlier of the end of the next annual general meeting of the Company and the date which is 18 months after the date on which this resolution is passed; and 17.5 the Company may make a contract to purchase its own ordinary shares under the authority conferred by this resolution prior to the expiry of such authority, and such contract will or may be executed wholly or partly after the expiry of such authority, and the Company may make a purchase of its own ordinary shares in pursuance of any such contract. 18. That the new Articles of Association of the Company, as set out in the document produced to the meeting and, for the purposes of identification, signed by the chairman, are adopted and apply in substitution for and to the exclusion of the Company’s existing Articles of Association. 19. That a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice. By order of the Board	Issuer	Abstain	N/A	N/A
561798	ASSOCIATED BRITISH FOODS PLC	ABF	0673123	12/5/2014	12/3/2014	316	Resolution 1 Annual report and accounts To receive the accounts and the reports of the directors and the auditors thereon for the year ended 13 September 2014. Resolution 2 Directors’ remuneration report To approve the directors’ remuneration report (other than the part containing the directors’ remuneration policy referred to in resolution 3) in the form set out in the annual report and accounts for the year ended 13 September 2014. Resolution 3 Directors’ remuneration policy To approve the directors’ remuneration policy in the form set out in the directors’ remuneration report contained within the annual report and accounts for the year ended 13 September 2014. Resolution 4 Declaration of final dividend To declare a final dividend of 24.3p per ordinary share to be paid on 9 January 2015 to holders of ordinary shares on the register of shareholders of the Company at the close of business on 12 December 2014. Resolution 5 To re-elect Emma Adamo as a director. Resolution 6 To re-elect John Bason as a director. Resolution 7 To elect Ruth Cairnie as a director. Resolution 8 To re-elect Timothy Clarke as a director. Resolution 9 To re-elect Lord Jay of Ewelme as a director. Resolution 10 To re-elect Javier Ferrán as a director. Resolution 11 To re-elect Charles Sinclair as a director. Resolution 12 To re-elect Peter Smith as a director. Resolution 13 To re-elect George Weston as a director. Resolution 14 Reappointment of auditors To reappoint KPMG LLP as auditors of the Company (the ‘Auditors’) to hold office from the conclusion of this meeting until the conclusion of the next general meeting at which accounts are laid before the shareholders. Resolution 15 Auditors’ remuneration To authorise the directors to determine the Auditors’ remuneration. Associated British Foods Notice of Meeting 2014 3 Notice of annual general meeting 2014 Resolution 16 Directors’ authority to allot shares THAT the directors be and they are hereby generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company (‘Rights’): (a) up to an aggregate nominal amount of £14,900,000; and (b) up to a further aggregate nominal amount of £14,900,000 provided that (i) they are equity securities (within the meaning of section 560(1) of the Companies Act 2006) and (ii) they are offered by way of a rights issue to holders of ordinary shares on the register of members at such record dates as the directors may determine where the equity securities respectively attributable to the interests of the ordinary shareholders are proportionate (as nearly as may be practicable) to the respective numbers of ordinary shares held by them on any such record dates, subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter, provided that this authority shall expire on the date of the next annual general meeting of the Company or, if earlier, on 5 March 2016, save that the Company shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted after such expiry and the directors shall be entitled to allot shares and grant Rights pursuant to any such offer or agreement as if this authority had not expired; and all unexercised authorities previously granted to the directors to allot shares and grant Rights be and are hereby revoked. Resolution 17 Special resolution: disapplication of pre-emption rights THAT, subject to the passing of Resolution 16 above, the directors be and are hereby empowered pursuant to section 570 and section 573 of the Companies Act 2006 to allot equity securities (within the meaning of section 560 of that Act) for cash either pursuant to the authority conferred by Resolution 16 above or by way of a sale of treasury shares as if section 561(1) of that Act did not apply to any such allotment provided that this power shall be limited to: (a) the allotment of equity securities in connection with an offer of securities (but in the case of the authority granted under paragraph (b) of Resolution 16 by way of rights issue only) in favour of the holders of ordinary shares on the register of members at such record date as the directors may determine where the equity securities respectively attributable to the interests of the ordinary shareholders are proportionate (as nearly as may be practicable) to the respective numbers of ordinary shares held by them on any such record dates, subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of shares being represented by depositary receipts or any other matter; and (b) the allotment (otherwise than pursuant to sub-paragraph (a) of this Resolution 17) to any person or persons of equity securities up to an aggregate nominal amount of £2,200,000, and shall expire upon the expiry of the general authority conferred by Resolution 16 above, save that the Company shall be entitled to make offers or agreements before the expiry of such power which would or might require equity securities to be allotted after such expiry and the directors shall be entitled to allot equity securities pursuant to any such offer or agreement as if the power conferred hereby had not expired. Resolution 18 Special resolution: notice of general meetings THAT a general meeting, other than an annual general meeting, may be called on not less than 14 clear days’ notice. By order of the board Paul Lister Company Secretary	Issuer	Abstain	N/A	N/A
561798	ASTRAZENECA PLC	AZN	0989529	4/24/2015	4/22/2015	1,146	To receive the Company’s Accounts and the Reports of the Directors and Auditor for the year ended 31 December 2014. 2 To confirm the first interim dividend of US$0.90 (53.1 pence, SEK 6.20) per ordinary share and to confirm as the final dividend for 2014 the second interim dividend of US$1.90 (125.0 pence, SEK 15.62) per ordinary share. 3 To reappoint KPMG LLP, London as Auditor of the Company. 4 To authorise the Directors to agree the remuneration of the Auditor. 5 To elect or re-elect the following Directors of the Company with effect from the end of the AGM as separate resolutions: A separate vote will be taken in respect of the election or re-election of each Director. In accordance with Article 66 of the Company’s Articles of Association, all of the Directors will retire at the AGM in 2016 and may present themselves for re-election. Leif Johansson (63) Non-Executive Chairman of the Board (April 2012*) Committee Membership Chairman of the Nomination and Governance Committee and member of the Remuneration Committee Skills and Experience From 1997 to 2011, Leif was Chief Executive Officer of AB Volvo. Prior to that, he served at AB Electrolux, latterly as Chief Executive Officer from 1994 to 1997. He was a Non-Executive Director of BMS from 1998 to September 2011, serving on the board’s audit committee and compensation and management development committee. He holds an MSc in engineering from Chalmers University of Technology, Gothenburg. Other Appointments Leif is Chairman of global telecommunications company, LM Ericsson. He holds board positions at Svenska Cellulosa Aktiebolaget SCA and Ecolean AB, and has been a member of the Royal Swedish Academy of Engineering Sciences since 1994, serving as Chairman since 2012. Leif is also a member of the European Round Table of Industrialists and Chairman of the International Advisory Board of the Nobel Foundation. * Date of appointment. Pascal Soriot (55) Executive Director and CEO (October 2012) Skills and Experience Pascal brings significant experience in established and emerging markets, strength of strategic thinking, a successful track record of managing change and executing strategy, and the ability to lead a diverse organisation. He served as Chief Operating Officer of Roche’s pharmaceuticals division from 2010 to September 2012 and, prior to that, Chief Executive Officer of Genentech, a biologics business, where he led its successful merger with Roche. Pascal joined the pharmaceutical industry in 1986 and has worked in senior management roles in numerous major companies around the world. He is a doctor of veterinary medicine (École Nationale Vétérinaire d’Alfort, Maisons-Alfort) and holds an MBA from HEC, Paris. Marc Dunoyer (62) Executive Director and CFO (November 2013) Skills and Experience Marc’s career in pharmaceuticals, which has included periods with Roussel Uclaf, Hoechst Marion Roussel and GlaxoSmithKline (GSK), has given him extensive industry experience, including finance and accounting; corporate strategy and planning; research and development; sales and marketing; business reorganisation; and business development. Marc qualified as an accountant and joined AstraZeneca in 2013, serving as Executive Vice-President, GPPS from June to October 2013. Prior to that, he served as Global Head of Rare Diseases at GSK and (concurrently) Chairman, GSK Japan. He holds an MBA from HEC, Paris and a Bachelor of Law degree from Paris University. Cori Bargmann (53) Proposed Non-Executive Director (April 2015) Committee Membership On election, Cori will become a member of the Science Committee. Skills and Experience Cori is the Torsten N. Wiesel Professor and head of the Lulu and Anthony Wang Laboratory of Neural Circuits and Behavior at The Rockefeller University, New York. She has been a Howard Hughes Medical Institute investigator since 1995. She is a neurobiologist who studies the relationships between genes, neural circuits and behaviour using C. elegans , a tiny roundworm, as the model for her work. Many of the genes and neural pathways in C. elegans are similar to those of mammals and their study provides an insight into the development and functioning of neural circuits. Cori holds a degree in biochemistry from the University of Georgia and a Ph.D. from the Massachusetts Institute of Technology, where she studied oncogenes with Robert Weinberg. She pursued a postdoctoral fellowship with H. Robert Horvitz at MIT until 1991, when she accepted a faculty position in the Department of Anatomy at the University of California, San Francisco, spending 13 years there, latterly as Vice-Chair of the department. She took up her current position at The Rockefeller University in 2004. Cori is the recipient of the 2015 Benjamin Franklin Medal in Life Science, one of nine individuals who will be presented with awards by The Franklin Institute, Philadelphia this year. The award is for her contributions to neurobiology that have led to major discoveries elucidating the relationship between genes, neurons, neural circuits and behaviour. Geneviève Berger (60) Non-Executive Director (April 2012) Committee Membership Member of the Science Committee. From the close of the AGM, Geneviève will oversee sustainability matters on behalf of the Board. Skills and Experience Geneviève was Chief Science Officer at Unilever PLC and a member of the Unilever Leadership Executive from 2008 to April 2014. She holds three doctorates – in physics, human 6 AstraZeneca PLC Registered No. 2723534 Registered Office 2 Kingdom Street London W2 6BD Notice of Annual General Meeting 2015 and Shareholders’ Circular biology and medicine – and was appointed Professor of Medicine at Université Pierre et Marie Curie, Paris in 2006. Her previous positions include Professor and Hospital Practitioner at l’Hôpital de la Pitié- Salpêtrière, Paris; Director of the Biotech and Agri-Food Department, then Head of the Technology Directorate at the French Ministry of Research and Technology; Director General, Centre National de la Recherche Scientifique; and Chairman of the Health Advisory Board of the EU Commission. Other Appointments Geneviève will be proposed for appointment to the board of Air Liquide S.A. at their AGM in May 2015. Bruce Burlington (66) Non-Executive Director (August 2010) Committee Membership Member of the Audit Committee and Science Committee. From the close of the AGM, Bruce will become Chairman of the Science Committee and a member of the Nomination and Governance Committee. Skills and Experience Bruce is a pharmaceutical product development and regulatory affairs consultant and brings extensive experience in those areas. He spent 17 years with the FDA, serving as Director of its Center for Devices and Radiological Health as well as holding various senior roles in the Center for Drug Evaluation and Research. After leaving the FDA, he held various senior executive positions at Wyeth (now part of Pfizer). Other Appointments Bruce is a Non-Executive Director of the International Partnership for Microbicides, and a member of the scientific advisory boards of the International Medica Foundation and H. Lundbeck A/S. Ann Cairns (58) Non-Executive Director (April 2014) Committee Membership Member of the Audit Committee Skills and Experience Ann has more than 20 years’ in-depth financial and international business experience and currently serves as President, International Markets, for MasterCard. Before joining MasterCard in 2011, Ann oversaw the European liquidation of Lehman Brothers Holdings International and was the Chief Executive, Transaction Banking at ABN AMRO. At the start of her career, Ann was an award-winning research engineer, culminating as the head of Offshore Engineer – Planning for British Gas. She holds a BSc in pure mathematics from Sheffield University and an MSc with research into medical statistics from Newcastle University in the UK. Graham Chipchase (52) Non-Executive Director (April 2012) Committee Membership Member of the Remuneration Committee. From the close of the AGM, Graham will become Chairman of the Remuneration Committee and a member of the Nomination and Governance Committee. Skills and Experience Graham has served as Chief Executive Officer of global consumer packaging company, Rexam PLC (Rexam) since 2010 after serving at Rexam as Group Director, Plastic Packaging and Group Finance Director. Previously, he was Finance Director of Aerospace Services at the global engineering group GKN plc from 2001 to 2003. After starting his career with Coopers & Lybrand Deloitte, he held various finance roles in the industrial gases company The BOC Group plc (now part of The Linde Group). He is a Fellow of the Institute of Chartered Accountants in England and Wales and holds an MA (Hons) in chemistry from Oriel College, Oxford. Jean-Philippe Courtois (54) Non-Executive Director (February 2008) Committee Membership Member of the Audit Committee Skills and Experience Jean-Philippe has more than 30 years’ experience in the global technology industry. He is President of Microsoft International and previously served as Chief Executive Officer and President of Microsoft EMEA. Jean-Philippe has also served as Co-Chairman of the World Economic Forum’s Global Digital Divide Initiative Task Force and on the European Commission Information and Communication Technology Task Force. In 2009, he served as an EU Ambassador for the Year of Creativity and Innovation and, in 2011, was named one of ‘Tech’s Top 25’ by The Wall Street Journal Europe. Other Appointments Jean-Philippe is a board member of PlaNet Finance, a leading international microfinance organisation. Rudy Markham (69) Non-Executive Director (September 2008) Committee Membership Chairman of the Audit Committee and member of the Remuneration Committee and Nomination and Governance Committee. From the close of the AGM, Rudy will become senior independent Non-Executive Director. Skills and Experience Rudy has significant international business and financial experience, having formerly held various senior commercial and financial positions with Unilever, culminating in his appointment as its Chief Financial Officer. Other Appointments Rudy is Chairman and a Non-Executive Director of Moorfields Eye Hospital NHS Foundation Trust and a non-executive member of the boards of United Parcel Services Inc. and Legal & General plc. He is also a non-executive member of the operating and supervisory boards of the UK Foreign and Commonwealth Office, Chairman of the supervisory board of Corbion NV (formerly CSM NV), a Fellow of the Chartered Institute of Management Accountants and a Fellow of the Association of Corporate Treasurers. He served as a Non-Executive Director of the UK Financial Reporting Council from 2007 to 2012. Shriti Vadera (52) Non-Executive Director (January 2011) Committee Membership Member of the Audit Committee and the Remuneration Committee Skills and Experience Shriti has significant knowledge of global finance, emerging markets and public policy. She has advised governments, banks and investors on the eurozone crisis, the banking sector, debt restructuring and markets and has served as a G20 Adviser and a Minister in the UK Cabinet Office and Business Department and International Development Department. She has also served on the Council of Economic Advisers, HM Treasury where she focused on business and international economic issues. Prior to that, Shriti spent 14 years in investment banking with SG Warburg/UBS. Other Appointments Shriti is Joint Deputy Chairman of Santander UK (Chairman from 30 March 2015) and has been a Non- Executive Director of BHP Billiton since 2011. 7 AstraZeneca PLC Registered No. 2723534 Registered Office 2 Kingdom Street London W2 6BD Notice of Annual General Meeting 2015 and Shareholders’ Circular Marcus Wallenberg (58) Non-Executive Director (April 1999) Committee Membership Member of the Science Committee Skills and Experience Marcus has international business experience across various industry sectors, including the pharmaceutical industry from his directorship with Astra prior to 1999. Other Appointments Marcus is Chairman of Skandinaviska Enskilda Banken AB, Saab AB and FAM. He is a member of the boards of Investor AB, Temasek Holdings Limited and the Knut and Alice Wallenberg Foundation. 6 To approve the annual statement of the Chairman of the Remuneration Committee and the Annual Report on Remuneration for the year ended 31 December 2014, as set out on pages 100 to 115 of the Annual Report, in accordance with section 439 of the Companies Act 2006. 7 That the Company and any company which is or becomes a subsidiary of the Company during the period to which this resolution relates be and are hereby authorised to: (a) make donations to political parties or independent election candidates; (b) make donations to political organisations other than political parties; and (c) incur political expenditure; during the period commencing on the date of this resolution and ending on the date of the Company’s next Annual General Meeting, provided that any such donations and expenditure made by the Company or by any subsidiary shall not exceed US$250,000 per company and together with those made by any subsidiary and the Company shall not exceed in aggregate US$250,000. Any terms used in this resolution which are defined in Part 14 of the Companies Act 2006 shall bear the same meaning for the purposes of this resolution. 8 That: (a) the directors be generally and unconditionally authorised pursuant to section 551 of the Companies Act 2006 to: (i) allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company: (A) up to an aggregate nominal amount of US$105,263,500; and (B) comprising equity securities (as defined in the Companies Act 2006) up to an aggregate nominal amount of US$210,527,000 (including within such limit any shares issued or rights granted under paragraph (A) above) in connection with an offer by way of a rights issue: (I) to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (II) to people who are holders of other equity securities if this is required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities; and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) at the end of the next Annual General Meeting of the Company after the date on which this resolution is passed (or, if earlier, at the close of business on 24 July 2016); and (ii) make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of this authority and the directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired; (b) subject to paragraph (c) below, all existing authorities given to the directors pursuant to section 551 of the Companies Act 2006 be revoked by this resolution; and (c) paragraph (b) above shall be without prejudice to the continuing authority of the directors to allot shares, or grant rights to subscribe for or convert any security into shares, pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made. Special Resolutions 9 That subject to the passing of Resolution 8 as set out in the Notice of AGM of the Company convened for 24 April 2015 and in place of the power given to them pursuant to the special resolution of the Company passed on 24 April 2014, the directors be generally empowered pursuant to section 570 and section 573 of the Companies Act 2006 to allot equity securities (as defined in the Companies Act 2006) for cash, pursuant to the authority conferred by Resolution 8 in the Notice of AGM as if section 561(1) of the Act did not apply to the allotment. This power: (a) expires (unless previously renewed, varied or revoked by the Company in general meeting) at the end of the next Annual General Meeting of the Company after the date on which this resolution is passed (or, if earlier, at the close of business on 24 July 2016), but the Company may make an offer or agreement which would or might require equity securities to be allotted after expiry of this power and the directors may allot equity securities in pursuance of that offer or agreement as if this power had not expired; and Notice of Annual General Meeting 2015 and Shareholders’ Circular continued 8 AstraZeneca PLC Registered No. 2723534 Registered Office 2 Kingdom Street London W2 6BD Notice of Annual General Meeting 2015 and Shareholders’ Circular (b) shall be limited to the allotment of equity securities in connection with an offer of equity securities (but in the case of the authority granted under Resolution 8(a)(i)(B), by way of a rights issue only): (i) to the ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to people who are holders of other equity securities, if this is required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities; and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (c) in the case of the authority granted under Resolution 8(a)(i)(A) shall be limited to the allotment of equity securities for cash otherwise than pursuant to paragraph (b) up to an aggregate nominal amount of U S $15 ,791,10 4. This power applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act 2006 as if in the first paragraph of this resolution the words ‘pursuant to the authority conferred by Resolution 8 in the Notice of AGM’ were omitted. 10 That the Company be and is hereby unconditionally and generally authorised to make market purchases (within the meaning of section 693(4) of the Companies Act 2006) of its ordinary shares of US$0.25 each in the capital of the Company provided that: (a) the maximum number of ordinary shares which may be purchased is 126,328,833; (b) the minimum price (exclusive of expenses) which may be paid for each ordinary share is US$0.25; and (c) the maximum price (exclusive of expenses) which may be paid for each ordinary share is the higher of: (i) an amount equal to 105% of the average of the middle market quotations for an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (ii) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System. This authority shall expire at the conclusion of the Annual General Meeting of the Company held in 2016 or, if earlier, at the close of business on 24 July 2016 (except in relation to the purchase of shares the contract for which was concluded before the expiry of such authority and which might be executed wholly or partly after such expiry). 11 That a general meeting other than an Annual General Meeting may be called on not less than 14 clear days’ notice. 12 That with immediate effect the Articles of Association produced to the meeting and initialled by the Chairman of the meeting for the purpose of identification be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association. By order of the Board: A C N Kemp Company Secretary AstraZeneca PLC Registered in England No. 2723534 Registered Office: 2 Kingdom Street, London W2 6BD 19 March 2015 Notes Security at the AGM We take the safety of our shareholders and the security of the AGM very seriously. As usual, we will implement a range of security measures at the AGM, based on a thorough assessment of potential risks. We kindly request that everybody entering the AGM meeting room allows their bag or briefcase to be searched. If you are happy to allow a search, you will be welcome to take your bag or briefcase into the meeting room with you. Otherwise, we will politely require you to leave it in the cloakroom for the duration of the meeting. Entitlement to attend and vote Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, only holders of ordinary shares entered in the register of members of the Company by 6.00pm (BST) on Wednesday 22 April 2015 (or their duly appointed proxies), or if this meeting is adjourned, in the register of members by 6.00pm (BST) two days prior to any adjourned meeting, are entitled to attend or vote at the AGM in respect of the number of ordinary shares registered in their name at that time. Changes to the entries in the register of members after 6.00pm (BST) on Wednesday 22 April 2015, or if this meeting is adjourned, in the register of members after 6.00pm (BST), two days prior to any adjourned meeting, shall be disregarded in determining the rights of any person to attend or vote at the AGM. A registered member of the Company may appoint one or more proxies (who need not be a member of the Company) to exercise all or any of his rights to attend and to speak and vote at a meeting of the Company provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him. A member may only appoint a proxy by: > Completing and returning the Proxy Form; or > Going to the Shareview website, www.shareview.co.uk; or > If you are a user of the CREST system (including CREST Personal Members), having an appropriate CREST message transmitted. 9 AstraZeneca PLC Registered No. 2723534 Registered Office 2 Kingdom Street London W2 6BD Notice of Annual General Meeting 2015 and Shareholders’ Circular You may not use any electronic address provided in this Notice of AGM to communicate with the Company for any purposes other than those expressly stated. Deadline for receipt of Proxy Form To be effective, the Proxy Form (or electronic appointment of a proxy) must be received by the Company’s registrar, Equiniti Registrars, not later than 2.30pm (BST) on 22 April 2015, or if this AGM is adjourned, not less than 48 hours before the time for holding such adjourned meeting. The appointment of a proxy will not prevent a shareholder from attending and voting in person at the meeting. Appointment of proxies through Sharevote and Shareview websites Shareholders who would prefer to register the appointment of their proxy electronically via the internet can do so through the Sharevote website, www.sharevote.co.uk, using their personal Authentication Reference Number (this is the series of numbers printed under the headings Voting ID, Task ID and Shareholder Reference Number on the Proxy Form). Alternatively, shareholders who have already registered with Equiniti Registrars’ online portfolio service, Shareview, can appoint their proxy electronically by logging on to their portfolio at www.shareview.co.uk and clicking on the link to vote. Full details and instructions on these electronic proxy facilities are given on the respective websites. Appointment of proxies through CREST CREST members who wish to appoint a proxy or proxies for the AGM, including any adjournment(s) thereof, through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual on the Euroclear website, www.euroclear.com. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service provider(s) who will be able to take the appropriate action on their behalf. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (CREST Proxy Instruction) must be properly authenticated in accordance with Euroclear UK & Ireland Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given for a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by Equiniti Registrars (ID RA19) by the latest time for receipt of proxy appointments specified above. For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the message by the CREST Applications Host) from which Equiniti Registrars is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to a proxy appointed through CREST should be communicated to the proxy through other means. CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat a CREST Proxy Instruction as invalid in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. Appointment of corporate representatives Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided if two or more representatives purport to vote in respect of the same shares: > if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way; and > in other cases, the power is treated as not exercised. Nominated Persons Any person to whom this Notice of AGM is sent who is a person nominated under section 146 of the Companies Act 2006 to enjoy information rights (Nominated Person) may have a right, under an agreement between him or her and the shareholder by whom he or she was nominated, to be appointed (or to have someone else appointed) as a proxy for the AGM. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he or she may, under any such agreement, have a right to give instructions to the shareholder as to the exercise of voting rights. The statement of the rights of shareholders in relation to the appointment of proxies above does not apply to Nominated Persons. The rights described above can only be exercised by shareholders of the Company. Members’ requests under section 527 of the Companies Act 2006 Under section 527 of the Companies Act 2006, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; and/or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the last AGM. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Companies Act 2006. Where the Company is required to place a statement on a website under section 527 of the Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required under section 527 of the Companies Act 2006 to publish on a website	Issuer	Abstain	N/A	N/A
190964	AUTODESK INC	ADSK	052769106	6/10/2015	4/13/2015	940	1. To elect the ten directors listed in the accompanying Proxy Statement; 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2016; 3. To hold a non-binding vote to approve compensation for our named executive officers; 4. To approve an amendment to the Autodesk, Inc. 2012 Employee Stock Plan to increase the number of shares reserved for issuance under the plan by 12.5 million shares; and 5. To transact such other business as may properly come before the Annual Meeting.	Issuer	Abstain	N/A	N/A
190964	AUTOMATIC DATA PROCESSING	ADP	053015103	11/11/2014	9/12/2014	1,996	1. Elect a board of directors; 2. Hold an advisory vote on executive compensation; 3. Ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent certified public accountants for fiscal year 2015; and 4. Transact any other business that may properly come before the meeting or any adjournment(s) thereof.	Issuer	Abstain	N/A	N/A
190964	AVAGO TECHNOLOGIES LTD	AVGO	Y0486S104	4/8/2015	2/11/2015	1,046	PROPOSAL 1: ELECTION OF DIRECTORS CORPORATE GOVERNANCE DIRECTORS’ COMPENSATION PROPOSAL 2: APPROVAL OF THE RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT SINGAPORE AUDITOR FOR FISCAL YEAR 2015 AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX ITS REMUNERATION PROPOSAL 3: ORDINARY RESOLUTION TO AUTHORIZE ORDINARY SHARE ALLOTMENTS AND ISSUANCES PROPOSAL 4: ORDINARY RESOLUTION TO APPROVE THE SHARE PURCHASE MANDATE PROPOSAL 5: ORDINARY RESOLUTION TO APPROVE NON-EMPLOYEE DIRECTORS’ CASH COMPENSATION	Issuer	Abstain	N/A	N/A
561798	AVIVA PLC	AV/	0216238	4/29/2015	4/27/2015	3,592	1. To receive and consider the Company’s Annual report and accounts for the financial year ended 31 December 2014. The directors are required to present to the meeting the Company’s audited annual accounts and related reports for the financial year ended 31 December 2014 (the Annual report and accounts). Shareholders can choose to receive a standalone strategic report as an alternative to the full Annual report and accounts. The strategic report for the financial year ended 31 December 2014 sets out a review of the Company’s business by addressing key issues such as our business model, strategy, and principal risks and uncertainties facing the business. It also includes information on: environmental matters and employees; social, community and human rights issues; and gender diversity within the business. Directors’ remuneration report and Directors’ remuneration policy 2. To approve the Directors’ remuneration report (excluding the Directors’ remuneration policy set out on pages 92 to 99 of the report) contained within the Company’s Annual report and accounts for the financial year ended 31 December 2014. The Directors’ remuneration report for 2014 is set out on pages 90 to 110 of the Annual report and accounts. In accordance with the Companies Act 2006, this vote is advisory only and the directors’ entitlement to receive remuneration is not conditional on it. The resolution and vote are a means of providing shareholder feedback to the Board. 3. To approve the Directors’ remuneration policy set out on pages 92 to 99 of the Directors’ remuneration report contained within the Company’s Annual report and accounts for the financial year ended 31 December 2014. The Directors’ remuneration policy is set out on pages 92 to 99 of the Annual report and accounts. The Company committed to reviewing its remuneration policies and practices during 2014 and accordingly the policy presented to shareholders captures the outputs of the review. The key changes to the existing policy are: the implementation of clawback in addition to existing malus provisions in the Company’s annual bonus and long term incentive plan (LTIP); an increase in the shareholding requirement for the Group Chief Executive Officer; a change to the bonus opportunity for the Group Chief Executive Officer and Executive Directors; and the introduction of a two year holding period post vesting in respect of the LTIP. If approved by shareholders, the Directors’ remuneration policy will take effect from the conclusion of the AGM and will be subject to a shareholder vote at least every three years. Once approved, the Company will not be able to make a remuneration payment to a current or future director or a payment for loss of office to a current or former director, unless that payment is consistent with the Directors’ remuneration policy or has been approved by a resolution of the shareholders of the Company. Dividend 4. To declare a final dividend for the year ended 31 December 2014 of 12.25 pence per ordinary share, payable on Friday, 15 May 2015 to ordinary shareholders named on the register of members as at 6pm on Thursday, 9 April 2015. The final dividend for the year ended 31 December 2014, as recommended by the directors, is 12.25 pence per ordinary share. Details can be found both on page 4 of the Annual report and accounts and on the Company’s website at www.aviva.com/dividends. If approved by shareholders, the final dividend will become due and payable on Friday, 15 May 2015 to ordinary shareholders named on the register of members as at 6pm on Thursday, 9 April 2015. In accordance with current proposals by the Prudential Regulation Authority for implementing the Solvency II regime, the dividend is required to remain cancellable at any point prior to its becoming due and payable on Friday, 15 May 2015. The directors have no intention of exercising this cancellation right, other than where required to do so by the Prudential Regulation Authority. Re-election of directors The UK Corporate Governance Code recommends that all directors of FTSE 350 companies stand for annual re-election. Therefore, all directors are submitting themselves for re-election at the AGM (with the exception of John McFarlane, who will retire at the conclusion of the AGM and so will not stand for re-election, and Gay Huey Evans, who will step down from the Board as a Non-Executive Director with effect from the conclusion of the AGM and so will not stand for re-election). The biographical details of those directors are set out below, and can be found on pages 64 to 67 of the Annual report and accounts, on pages 62 to 65 of the standalone strategic report and on the Company’s website at www.aviva.com/investor-relations/ corporate-governance. 5. To re-elect Glyn Barker as a director of the Company. Mr Barker was appointed to the Board in February 2012 and is Chairman of the Audit Committee and a member of the Risk and Nomination Committees. Mr Barker is currently Chairman of Irwin Mitchell (UK law firm), a Non-Executive Director of Transocean Limited (offshore drilling), Berkeley Group Holdings plc (construction) and a trustee of English National Opera. He was formerly Vice Chairman, UK of PricewaterhouseCoopers LLP with responsibility for leading the executive team for the Europe, Middle East, Africa and India region, following a long and successful career with the firm. He has extensive experience as a business leader and a trusted adviser to FTSE100 companies and their boards on a wide variety of corporate and finance issues. Mr Barker possesses a deep understanding of accounting and regulatory issues together with in-depth transactional and financial services experience. This makes him a very effective Audit Committee Chairman. Throughout the year he has led the Audit Committee in considering a number of significant issues in relation to financial reporting including the impact of legal and regulatory requirements of the Group, the review of key financial assumptions and the valuation of investments. Notwithstanding his previous connection with PricewaterhouseCoopers LLP, the Company’s auditor, the Board continues to be satisfied that there is no conflict of interest in respect of his role as Chairman of the Audit Committee and that appropriate controls are in place to maintain the independence of both Mr Barker and the Company’s auditor. For the two years prior to his departure, Mr Barker had no responsibility for audit business at PricewaterhouseCoopers LLP and retired prior to its appointment as the Company’s auditor. Mr Barker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Mr Barker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Barker), the Board has undertaken appropriate due diligence on Mr Barker’s other interests (including his former role as a partner at PricewaterhouseCoopers LLP) and his external time commitments and has concluded that he is able to fully commit to the role and is free from any relationship or circumstance that would affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Barker’s performance and the contribution he has made to date, recommends his re-election as a director. 6. To re-elect Patricia Cross as a director of the Company. Ms Cross joined the Board in December 2013. She chairs the Remuneration Committee and is a member of the Audit and Nomination Committees. Ms Cross is currently a Non-Executive Director of Macquarie Group Limited (banking) and Macquarie Bank Limited (banking) and Chairman of the Commonwealth Superannuation Corporation (Federal Government pension fund). She is a Director of the Grattan Institute (Australian think tank) and an Ambassador for the Australian Indigenous Education Foundation (charity). Ms Cross was formerly a Non-Executive Director of Qantas Airways Limited (Qantas) (airline) and National Australia Bank Limited (NAB) (financial services). She was a Non- Executive Director at Wesfarmers Limited (conglomerate including insurance), Suncorp-Metway Limited (insurance and banking) and AMP Limited (wealth management and life insurance). She was formerly Chairman of the Qantas Superannuation Fund (pension fund), Deputy Chairman of Victoria’s Transport Accident Commission (statutory insurer, Australia) and served in honorary Australian Government roles including the Australian Financial Centre Forum and the Financial Sector Advisory Council, as well as on numerous charities. She was also Executive General Manager, wholesale banking and finance at NAB, and held a number of senior executive positions at Chase Manhattan Bank and Banque Nationale de Paris (banking). Ms Cross has significant experience as both an executive and non-executive director across a wide range of financial services and other regulated industries in the US, Europe and Australia. Ms Cross’ wealth of financial services, risk and corporate governance knowledge, has enabled her to make a significant contribution to the Board and its committees. Her experience as chair of the remuneration committees of companies including NAB and Qantas, makes her a suitable Chairman of the Company’s Remuneration Committee. Throughout the year Ms Cross has led the Remuneration Committee’s strategic review of the Group’s remuneration policy and has led discussions with the Group’s major institutional investors in this regard. A revised remuneration policy will be regulatory issues together with in-depth transactional and financial regulatory issues together with in-depth transactional and financial services experience. This makes him a very effective Audit Committee Chairman. Throughout the year he has led the Audit Committee in considering a number of significant issues in relation to financial reporting including the impact of legal and regulatory requirements of the Group, the review of key financial assumptions and the valuation of investments. Notwithstanding his previous connection with PricewaterhouseCoopers LLP, the Company’s auditor, the Board continues to be satisfied that there is no conflict of interest in respect of his role as Chairman of the Audit Committee and that appropriate controls are in place to maintain the independence of both Mr Barker and the Company’s auditor. For the two years prior to his departure, Mr Barker had no responsibility for audit business at PricewaterhouseCoopers LLP and retired prior to its appointment as the Company’s auditor. Mr Barker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Mr Barker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Barker), the Board has undertaken appropriate due diligence on Mr Barker’s other interests (including his former role as a partner at PricewaterhouseCoopers LLP) and his external time commitments and has concluded that he is able to fully commit to the role and is free from any relationship or circumstance that would affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Barker’s performance and the contribution he has made to date, recommends his re-election as a director. 6. To re-elect Patricia Cross as a director of the Company. Ms Cross joined the Board in December 2013. She chairs the Remuneration Committee and is a member of the Audit and Nomination Committees. Ms Cross is currently a Non-Executive Director of Macquarie Group Limited (banking) and Macquarie Bank Limited (banking) and Chairman of the Commonwealth Superannuation Corporation (Federal Government pension fund). She is a Director of the Grattan Institute (Australian think tank) and an Ambassador for the Australian Indigenous Education Foundation (charity). Ms Cross was formerly a Non-Executive Director of Qantas Airways Limited (Qantas) (airline) and National Australia Bank Limited (NAB) (financial services). She was a Non- Executive Director at Wesfarmers Limited (conglomerate including insurance), Suncorp-Metway Limited (insurance and banking) and AMP Limited (wealth management and life insurance). She was formerly Chairman of the Qantas Superannuation Fund (pension fund), Deputy Chairman of Victoria’s Transport Accident Commission (statutory insurer, Australia) and served in honorary Australian Government roles including the Australian Financial Centre Forum and the Financial Sector Advisory Council, as well as on numerous charities. She was also Executive General Manager, wholesale banking and finance at NAB, and held a number of senior executive positions at Chase Manhattan Bank and Banque Nationale de Paris (banking). Ms Cross has significant experience as both an executive and non-executive director across a wide range of financial services and other regulated industries in the US, Europe and Australia. Ms Cross’ wealth of financial services, risk and corporate governance knowledge, has enabled her to make a significant contribution to the Board and its committees. Her experience as chair of the remuneration committees of companies including NAB and Qantas, makes her a suitable Chairman of the Company’s Remuneration Committee. Throughout the year Ms Cross has led the Remuneration Committee’s strategic review of the Group’s remuneration policy and has led discussions with the Group’s major institutional investors in this regard. A revised remuneration policy will be presented to shareholders for approval at the AGM. Ms Cross’ performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Ms Cross contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Ms Cross), the Board has undertaken appropriate due diligence on Ms Cross’ other interests (including her ‘cross directorships’ with Mr Hawker at Macquarie Group Limited and Macquarie Bank Limited) and her external time commitments and has concluded that she is able to fully commit to the role and is free from any relationship or circumstance that would affect her judgement and accordingly is considered independent by the Board. The Board, having reviewed Ms Cross’ performance and the contribution she has made to date, recommends her re-election as a director. 7. To re-elect Michael Hawker AM as a director of the Company. Mr Hawker was appointed to the Board in January 2010 and is Chairman of the Risk Committee and a member of the Audit and Nomination Committees. Mr Hawker is currently a Non-Executive Director of Macquarie Group Limited (banking), Macquarie Bank Limited (banking) and Washington H Soul Pattinson and Company Limited (investment). He is the Independent Non-Executive Chairman of the Australian Rugby Union, Non- Executive Director of SANZAR Pty Limited and is a Non-Executive of the International Rugby Board (rugby union). With respect to medical research, Mr Hawker is Chairman of The George Institute for Global Health (research institution). He was formerly Chief Executive and Managing Director of Insurance Australia Group (insurance), Group Chief Executive of business and consumer banking at Westpac Banking Corporation (banking) and Chairman of the Insurance Council of Australia (insurance representative body). He brings to the Board a wealth of knowledge and experience gained over a long career in the banking and insurance industries, in both executive and nonexecutive roles in Europe, Asia and Australia. As Chairman of the Risk Committee he draws on this considerable experience to lead the committee in its monitoring of the Group’s risk appetite and exposures and its focus on other key initiatives, including plans for compliance with Solvency II and overseeing actions to improve the Group’s capital position. Mr Hawker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review and following this review the Chairman confirms that Mr Hawker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Hawker), the Board has undertaken appropriate due diligence on Mr Hawker’s other interests (including his ‘cross directorships’ with Ms Cross at Macquarie Group Limited and Macquarie Bank Limited) and his external time commitments and has concluded that he is able to fully commit to his role and is free from any relationship or circumstances that could affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Hawker’s performance and the contribution he has made to date, recommends his re-election as a director. 8. To re-elect Michael Mire as a director of the Company. Mr Mire was appointed to the Board initial services experience. This makes him a very effective Audit Committee Chairman. Throughout the year he has led the Audit Committee in considering a number of significant issues in relation to financial reporting including the impact of legal and regulatory requirements of the Group, the review of key financial assumptions and the valuation of investments. Notwithstanding his previous connection with PricewaterhouseCoopers LLP, the Company’s auditor, the Board continues to be satisfied that there is no conflict of interest in respect of his role as Chairman of the Audit Committee and that appropriate controls are in place to maintain the independence of both Mr Barker and the Company’s auditor. For the two years prior to his departure, Mr Barker had no responsibility for audit business at PricewaterhouseCoopers LLP and retired prior to its appointment as the Company’s auditor. Mr Barker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Mr Barker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Barker), the Board has undertaken appropriate due diligence on Mr Barker’s other interests (including his former role as a partner at PricewaterhouseCoopers LLP) and his external time commitments and has concluded that he is able to fully commit to the role and is free from any relationship or circumstance that would affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Barker’s performance and the contribution he has made to date, recommends his re-election as a director. 6. To re-elect Patricia Cross as a director of the Company. Ms Cross joined the Board in December 2013. She chairs the Remuneration Committee and is a member of the Audit and Nomination Committees. Ms Cross is currently a Non-Executive Director of Macquarie Group Limited (banking) and Macquarie Bank Limited (banking) and Chairman of the Commonwealth Superannuation Corporation (Federal Government pension fund). She is a Director of the Grattan Institute (Australian think tank) and an Ambassador for the Australian Indigenous Education Foundation (charity). Ms Cross was formerly a Non-Executive Director of Qantas Airways Limited (Qantas) (airline) and National Australia Bank Limited (NAB) (financial services). She was a Non- Executive Director at Wesfarmers Limited (conglomerate including insurance), Suncorp-Metway Limited (insurance and banking) and AMP Limited (wealth management and life insurance). She was formerly Chairman of the Qantas Superannuation Fund (pension fund), Deputy Chairman of Victoria’s Transport Accident Commission (statutory insurer, Australia) and served in honorary Australian Government roles including the Australian Financial Centre Forum and the Financial Sector Advisory Council, as well as on numerous charities. She was also Executive General Manager, wholesale banking and finance at NAB, and held a number of senior executive positions at Chase Manhattan Bank and Banque Nationale de Paris (banking). Ms Cross has significant experience as both an executive and non-executive director across a wide range of financial services and other regulated industries in the US, Europe and Australia. Ms Cross’ wealth of financial services, risk and corporate governance knowledge, has enabled her to make a significant contribution to the Board and its committees. Her experience as chair of the remuneration committees of companies including NAB and Qantas, makes her a suitable Chairman of the Company’s Remuneration Committee. Throughout the year Ms Cross has led the Remuneration Committee’s strategic review of the Group’s remuneration policy and has led discussions with the Group’s major institutional investors in this regard. A revised remuneration policy will be presented to shareholders for approval at the AGM. Ms Cross’ performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Ms Cross contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Ms Cross), the Board has undertaken appropriate due diligence on Ms Cross’ other interests (including her ‘cross directorships’ with Mr Hawker at Macquarie Group Limited and Macquarie Bank Limited) and her external time commitments and has concluded that she is able to fully commit to the role and is free from any relationship or circumstance that would affect her judgement and accordingly is considered independent by the Board. The Board, having reviewed Ms Cross’ performance and the contribution she has made to date, recommends her re-election as a director. 7. To re-elect Michael Hawker AM as a director of the Company. Mr Hawker was appointed to the Board in January 2010 and is Chairman of the Risk Committee and a member of the Audit and Nomination Committees. Mr Hawker is currently a Non-Executive Director of Macquarie Group Limited (banking), Macquarie Bank Limited (banking) and Washington H Soul Pattinson and Company Limited (investment). He is the Independent Non-Executive Chairman of the Australian Rugby Union, Non- Executive Director of SANZAR Pty Limited and is a Non-Executive of the International Rugby Board (rugby union). With respect to medical research, Mr Hawker is Chairman of The George Institute for Global Health (research institution). He was formerly Chief Executive and Managing Director of Insurance Australia Group (insurance), Group Chief Executive of business and consumer banking at Westpac Banking Corporation (banking) and Chairman of the Insurance Council of Australia (insurance representative body). He brings to the Board a wealth of knowledge and experience gained over a long career in the banking and insurance industries, in both executive and nonexecutive roles in Europe, Asia and Australia. As Chairman of the Risk Committee he draws on this considerable experience to lead the committee in its monitoring of the Group’s risk appetite and exposures and its focus on other key initiatives, including plans for compliance with Solvency II and overseeing actions to improve the Group’s capital position. Mr Hawker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review and following this review the Chairman confirms that Mr Hawker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Hawker), the Board has undertaken appropriate due diligence on Mr Hawker’s other interests (including his ‘cross directorships’ with Ms Cross at Macquarie Group Limited and Macquarie Bank Limited) and his external time commitments and has concluded that he is able to fully commit to his role and is free from any relationship or circumstances that could affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Hawker’s performance and the contribution he has made to date, recommends his re-election as a director. 8. To re-elect Michael Mire as a director of the Company. Mr Mire was appointed to the Board in presented to shareholders for approval at the AGM. Ms Cross’ performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review, and following this review the Chairman confirms that Ms Cross contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Ms Cross), the Board has undertaken appropriate due diligence on Ms Cross’ other interests (including her ‘cross directorships’ with Mr Hawker at Macquarie Group Limited and Macquarie Bank Limited) and her external time commitments and has concluded that she is able to fully commit to the role and is free from any relationship or circumstance that would affect her judgement and accordingly is considered independent by the Board. The Board, having reviewed Ms Cross’ performance and the contribution she has made to date, recommends her re-election as a director. 7. To re-elect Michael Hawker AM as a director of the Company. Mr Hawker was appointed to the Board in January 2010 and is Chairman of the Risk Committee and a member of the Audit and Nomination Committees. Mr Hawker is currently a Non-Executive Director of Macquarie Group Limited (banking), Macquarie Bank Limited (banking) and Washington H Soul Pattinson and Company Limited (investment). He is the Independent Non-Executive Chairman of the Australian Rugby Union, Non- Executive Director of SANZAR Pty Limited and is a Non-Executive of the International Rugby Board (rugby union). With respect to medical research, Mr Hawker is Chairman of The George Institute for Global Health (research institution). He was formerly Chief Executive and Managing Director of Insurance Australia Group (insurance), Group Chief Executive of business and consumer banking at Westpac Banking Corporation (banking) and Chairman of the Insurance Council of Australia (insurance representative body). He brings to the Board a wealth of knowledge and experience gained over a long career in the banking and insurance industries, in both executive and nonexecutive roles in Europe, Asia and Australia. As Chairman of the Risk Committee he draws on this considerable experience to lead the committee in its monitoring of the Group’s risk appetite and exposures and its focus on other key initiatives, including plans for compliance with Solvency II and overseeing actions to improve the Group’s capital position. Mr Hawker’s performance has been reviewed by the Chairman and the Senior Independent Director as part of the Board effectiveness review and following this review the Chairman confirms that Mr Hawker contributes effectively and continues to demonstrate commitment to the role. Through its Nomination Committee (excepting Mr Hawker), the Board has undertaken appropriate due diligence on Mr Hawker’s other interests (including his ‘cross directorships’ with Ms Cross at Macquarie Group Limited and Macquarie Bank Limited) and his external time commitments and has concluded that he is able to fully commit to his role and is free from any relationship or circumstances that could affect his judgement and accordingly is considered independent by the Board. The Board, having reviewed Mr Hawker’s performance and the contribution he has made to date, recommends his re-election as a director. 8. To re-elect Michael Mire as a director of the Company. Mr Mire was appointed to the Board in	Issuer	Abstain	N/A	N/A
561798	BABCOCK INTL GROUP PLC	BAB	0969703	7/30/2015	7/28/2015	456	Ordinary Resolutions Report and Accounts 1. To receive the audited financial statements of the Group and the Company for the year ended 31 March 2015, together with the Directors’ report, the Directors’ Remuneration Report and the Auditors’ Report on those accounts and on the auditable part of the Directors’ Remuneration Report. Annual Report on Remuneration 2. To approve the Annual Statement of the Remuneration Committee Chairman and the Annual Report on Remuneration set out on pages 86 to 87 and 98 to 118 respectively of the Company’s Annual Report for the year ended 31 March 2015. Final Dividend 3. To declare a final dividend for the year ended 31 March 2015 of 18.1p per ordinary share in the capital of the Company. Directors 4. To re-elect Mike Turner as a Director of the Company. 5. To re-elect Peter Rogers as a Director of the Company. 6. To re-elect Bill Tame as a Director of the Company. 7. To re-elect Kevin Thomas as a Director of the Company. 8. To re-elect Archie Bethel as a Director of the Company. 9. To re-elect John Davies as a Director of the Company. 10. To re-elect Sir David Omand as a Director of the Company. 11 . To re-elect Ian Duncan as a Director of the Company. 12. To re-elect Kate Swann as a Director of the Company. 13. To re-elect Anna Stewart as a Director of the Company. 14. To re-elect Jeff Randall as a Director of the Company. 15. To elect Franco Martinelli as a Director of the Company. 16. To elect Myles Lee as a Director of the Company. Auditors 17. To re-appoint PricewaterhouseCoopers LLP as independent auditor of the Company. 18. To authorise the Directors to set the remuneration of the independent auditor, as they shall in their discretion see fit. 2 Babcock International Group PLC | Notice of Meeting Political Donations 19. That, in accordance with sections 366 and 367 of the Companies Act 2006 (the ‘2006 Act’), the Company and all companies that are its subsidiaries at any time during the period for which this Resolution 19 is effective are authorised to: (a) make political donations to a political party or to an independent election candidate; (b) make political donations to political organisations other than political parties; and (c) incur any political expenditure, up to an aggregate amount of £100,000, with the amount authorised under each of paragraphs (a) to (c) also being limited to such amount, in each case during the period beginning with the date of the passing of this Resolution 19 and ending on 30 September 2016 or, if sooner, the conclusion of the Annual General Meeting of the Company in 2016. For the purpose of this Resolution 19 ‘political donation’, ‘political party’, ‘political organisation’, ‘independent election candidate’ and ‘political expenditure’ are to be construed in accordance with sections 363, 364 and 365 of the 2006 Act. Adoption of the Babcock Employee Share Plan – International 20. That the Babcock Employee Share Plan – International (the ‘Plan’), the main features of which are summarised on pages 6 and 7 of this document, and a copy of the rules of which is produced to the meeting initialled by the Chairman for the purposes of identification, be and is hereby approved and that the Board (o r a duly authorised committee of the Board) be and is hereby authorised to do all acts and things which it considers necessary or desirable to give effect to the Plan. Authority to Allot 21. That, in substitution for all such existing authorities, the Directors of the Company be and are hereby generally and unconditionally authorised for the purpose of section 551 of the 2006 Act to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company: (a) up to an aggregate nominal amount equal to £100,738,480 (such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (b) of this Resolution 21 in excess of £100,738,480); and (b) comprising equity securities (as defined in section 560(1) of the 2006 Act) up to an aggregate nominal amount of £201,779,478 (such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (a) of this Resolution 21) in connection with an offer by way of a rights issue: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities as required by the rights of those securities or, subject to such rights, as the Directors of the Company otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorisations to apply (unless previously renewed, varied or revoked by the Company in General Meeting) until the end of the Company’s next Annual General Meeting (or, if earlier, until the close of business on 30 September 2016) but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires and the Directors of the Company may allot shares or grant such rights under any such offer or agreement as if the authority conferred hereby had not expired. References in this Resolution 21 to the nominal amount of rights to subscribe for or to convert any security into shares (including where such rights are referred to as equity securities as defined in section 560(1) of the 2006 Act) are to the nominal amount of shares that may be allotted pursuant to the rights. Special Resolutions Disapplication of Pre-emption Rights 22. That, in substitution for all such existing powers, and subject to the passing of Resolution 21, the Directors of the Company be and are hereby generally empowered, pursuant to sections 570 and 573 of the 2006 Act, to: (a) allot equity securities (as defined in section 560(1) of the 2006 Act) for cash pursuant to the authorities conferred by Resolution 21; and/or (b) sell ordinary shares (as defined in section 560(1) of the 2006 Act) held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the 2006 Act, provided that such powers shall be limited to: (i) the allotment of equity securities and sale of treasury shares for cash in connection with or pursuant to an offer of, or an invitation to apply for, equity securities (but in the case of an allotment pursuant to the authority granted under paragraph (b) of Resolution 21, such power shall be limited to the allotment of equity securities in connection with an offer by way of a rights issue only): 3 Babcock International Group PLC | Notice of Meeting (A) to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings; and (B) to holders of other equity securities, as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, but subject to such limits, exclusions, restrictions or other arrangements as the Directors may consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical difficulties which may arise in, or under the laws or regulatory requirements of, any territory or any other matter whatsoever; and (ii) the allotment of equity securities pursuant to the authority granted by paragraph (a) of Resolution 21 and/or sale of treasury shares for cash (in each case otherwise than in the circumstances set out in paragraph (a) of this Resolution 22), up to an aggregate nominal amount of £30,251,795 calculated, in the case of equity securities which are rights to subscribe for, or to convert securities into, ordinary shares by reference to the aggregate nominal amount of relevant shares which may be allotted pursuant to such rights, such powers to apply (unless previously renewed, varied or revoked by the Company in General Meeting) until the end of the Company’s next Annual General Meeting (or, if earlier, until the close of business on 30 September 2016) but, in each case, so that the Company may make offers and enter into agreements before the power expires which would, or might, require equity securities to be allotted or rights to subscribe for or to convert any security into shares to be granted after the power expires and the Directors of the Company may allot equity securities or grant such rights under any such offer or agreement as if the power conferred hereby had not expired. Authority to Purchase Own Shares 23. That the Company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the 2006 Act to make market purchases (within the meaning of section 693(4) of the 2006 Act) of its ordinary shares of 60p each (‘ordinary shares’) in the capital of the Company on such terms and in such manner as the Directors of the Company may from time to time determine provided that: (a) the maximum number of ordinary shares hereby authorised to be purchased shall be 50,419,659 shares, representing approximately 10% of the issued share capital of the Company at 9 June 2015 (being the latest practicable date prior to the publication of this document); (b) the minimum price which may be paid for each ordinary share is not less than the nominal value thereof exclusive of the expenses of purchase; (c) the maximum price which may be paid for each ordinary share (exclusive of the expenses of purchase) shall not exceed the higher of (i) 105% of the average middle market quotation for an ordinary share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and (ii) an amount equal to the higher of the price of an ordinary share quoted for the last independent trade and the highest current independent bid for an ordinary share on the trading venues where the purchase is carried out; (d) the authority hereby conferred shall (unless previously renewed, varied or revoked by the Company in General Meeting) expire at the end of the Company’s next Annual General Meeting (or, if earlier, the close of business on 30 September 2016); and (e) the Company may, before this authority expires, make a contract to purchase ordinary shares which will or may be executed wholly or partly after the expiry of this authority, and may make purchases of ordinary shares in pursuance of any such contract as if this authority had not expired. Notice for General Meetings 24. That a General Meeting of the Company (other than an Annual General Meeting) may be called on not less than 14 clear days’ notice. By order of the Board.	Issuer	Abstain	N/A	N/A
561798	BAE SYSTEMS PLC	BA/	0263494	5/7/2015	5/5/2015	2,874	http://investors.baesystems.com/~/media/Files/B/BAE-Systems-Investor-Relations-V2/PDFs/results-and-reports/reports/2015/nom-2015.pdf	Issuer	Abstain	N/A	N/A
190964	BAIDU INC - SPON ADR	BIDU	056752108	N/A	N/A	1,149	N/A	N/A	N/A	N/A	N/A
561798	BARCLAYS PLC	BARC	3134865	4/23/2015	4/21/2015	14,900	http://www.home.barclays/content/dam/barclayspublic/docs/InvestorRelations/PrivateShareholders/2015AGM/AGM2015_Notice_final.pdf	Issuer	Abstain	N/A	N/A
561798	BARRATT DEVELOPMENTS PLC	BDEV	0081180	11/12/2014	11/10/2014	896	1. To receive and consider the auditor’s report, the strategic report, the directors’ report and the accounts for the financial year ended 30 June 2014. 2. To approve the Directors’ Remuneration Policy set out on pages 64 to 74 of the annual report to take effect from the conclusion of the meeting. 3. To approve the Directors’ Remuneration Report set out on pages 62 to 63 and pages 75 to 86 of the annual report for the financial year ended 30 June 2014. 4. To declare a final dividend of 7.1 pence per ordinary share for payment on 20 November 2014 in respect of the financial year ended 30 June 2014 to shareholders on the register at the close of business on 31 October 2014. 5. To elect as a director Mr J M Allan who was appointed as a director of the Company since the last annual general meeting. To re-elect the following directors retiring in accordance with the UK Corporate Governance Code: 6. Mr M S Clare. 7. Mr D F Thomas. 8. Mr S J Boyes. 9. Mr M E Rolfe. 10. Mr R J Akers. 11. Miss T E Bamford. 12. Mrs N S Bibby. 13. To re-appoint Deloitte LLP as the auditor of the Company to hold office from the conclusion of the AGM until the conclusion of the next general meeting at which accounts are laid before the Company. 14. To authorise the Directors to fix the remuneration of the auditor. 15. That, in accordance with section 366 of the Companies Act 2006 (the ‘Act’), the Company and all companies that are subsidiaries of the Company at any time during the period for which this resolution has effect be and are hereby authorised: (a) to make political donations (as defined in section 364 of the Act) to political parties (as defined in section 363 of the Act), not exceeding £30,000 in total; (b) to make political donations (as defined in section 364 of the Act) to political organisations other than political parties (as defined in section 363 of the Act), not exceeding £30,000 in total; and (c) to incur political expenditure (as defined in section 365 of the Act), not exceeding £30,000 in total, in each case during the period beginning with the date of the passing of this resolution and ending at the conclusion of next year’s annual general meeting of the Company (or, if earlier, at the close of business on 11 February 2016). In any event, the aggregate amount of political donations and political expenditure made or incurred by the Company and its subsidiaries pursuant to this resolution shall not exceed £90,000. 16. That the directors’ fee limit contained within Article 86 of the Company’s Articles of Association be increased from £600,000 to £800,000. 17. That the Board be and is hereby given power to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to a nominal amount of £32,838,204 being one-third of the nominal value of the existing issued share capital as at 29 September 2014, such authority to apply until the end of next year’s annual general meeting of the Company (or, if earlier, until the close of business on 11 February 2016) but so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Board may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended. 18. That, if resolution 17 is passed, the Board be and is hereby given power to allot equity securities (as defined in the Act) for cash under the authority given by that resolution and/or to sell ordinary shares held by the Company as treasury shares for cash, as if section 561 of the Act did not apply to any such allotment or sale, such power to be limited: (a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (b) to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of £4,925,730, being 5% of the nominal value of the existing issued share capital as at 29 September 2014, such power to apply until the end of next year’s annual general meeting of the Company (or, if earlier, until the close of business on 11 February 2016) but, in each case, during this period the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and/or treasury shares to be sold) after the power ends and the Board may allot equity securities (and/or sell treasury shares) under any such offer or agreement as if the power had not ended. 19. That the Company be and is hereby given power for the purposes of section 701 of the Act to make one or more market purchases (as defined in section 693(4) of the Act) of its ordinary shares of 10 pence each in the capital of the Company (‘Ordinary Shares’), such power to be limited: (a) to a maximum number of 98,514,610 Ordinary Shares; (b) by the condition that the maximum price, exclusive of expenses, which may be paid for an Ordinary Share contracted to be purchased on any day shall be the highest of: (i) an amount equal to 5% above the average market value of an Ordinary Share for the five business days immediately preceding the day on which that Ordinary Share is contracted to be purchased; and (ii) the higher of the price of the last independent trade and the highest current independent bid on the trading venue on which the purchase is carried out at the relevant time; and (c) by the condition that the minimum price, exclusive of expenses, which may be paid for an Ordinary Share is 10 pence, such power to apply, unless renewed prior to such time, until the end of next year’s annual general meeting of the Company (or, if earlier, until the close of business on 11 February 2016) but so that the Company may enter into a contract under which a purchase of Ordinary Shares may be completed or executed wholly or partly after the power ends and the Company may purchase Ordinary Shares in pursuance of such contract as if the power had not ended. 20. That a general meeting, other than an annual general meeting, may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561761	BASF SE	BAS	5086577	4/30/2015	4/23/2015	22,676	The Meeting is being called for the following purposes: (1) to elect Trustees of the Trusts, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.	Issuer	Abstain	N/A	N/A
561761	BAYER AG-REG	BAYN	5069211	5/27/2015	5/20/2015	16,472	1. Presentation of the adopted annual financial statements and the approved consolidated financial statements, the Combined Management Report, the report of the Supervisory Board, the explanatory report by the Board of Management on takeover-related information, and the proposal by the Board of Management on the use of the distributable profit for the fiscal year 2014, and resolution on the use of the distributable profit 2. Ratification of the actions of the members of the Board of Management 3. Ratification of the actions of the members of the Supervisory Board 4. Supervisory Board election 5. Amendment of the Object of the Company (Section 2, 6 Paragraph 1 of the Articles of Incorporation) 6. Election of the auditor of the financial statements and 7 for the review of the half-yearly financial report	Issuer	Abstain	N/A	N/A
561761	BAYERISCHE MOTOREN WERKE AG	BMW	5756029	5/13/2015	4/22/2015	7,808	Presentation of the Company Financial Statements and the Group Financial Statements for the financial year ended 31 December 2014, as approved by the Supervisory Board, together with the combined Company and Group Management Report, the Explanatory Report of the Board of Management on the information required pursuant to § 289 (4) and § 315 (4) of the German Commercial Code (HGB) and the Report of the Supervisory Board. 2). Resolution on the utilisation of unappropriated profit. 3).Resolution on the ratification of the acts of the Board of Management. 4). Resolution on the ratification of the acts of the Supervisory Board. 5). Election of the auditor 6). Elections to the Supervisory Board 7). Resolution on amendments to Article 10 of the Articles of Incorporation.	Issuer	Abstain	N/A	N/A
190964	BED BATH & BEYOND INC	BBBY	075896100	7/2/2015	5/6/2015	770	(1) To elect ten directors until the Annual Meeting in 2016 and until their respective successors have been elected and qualified (Proposal 1). (2) To ratify the appointment of KPMG LLP as independent auditors for the 2015 fiscal year (Proposal 2). (3) To consider the approval, by non-binding vote, of the 2014 compensation paid to the Company’s named executive officers (commonly known as a ‘‘say-on-pay’’ proposal) (Proposal 3). (4) To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments.	Issuer	Abstain	N/A	N/A
561761	BEIERSDORF AG	BEI	5107401	3/31/2015	3/10/2015	2,474	The invitation to the Annual General Meeting, together with the agenda and the motions proposed by the Executive Board and the Supervisory Board, is printed below. The Executive Board and the Supervisory Board are proposing a dividend of €0.70 to the Annual General Meeting for each share carrying dividend rights (agenda item 2). Agenda items 6 to 9 relate to the creation of new authorized and contingent capital, and the renewal of the authorization to issue convertible bonds and/or bonds with warrants, as the authorizations currently in force are due to expire in April this year. The goal of the proposal for resolution under agenda item 10 is to renew the company’s authorization to purchase and utilize own shares.	Issuer	Abstain	N/A	N/A
561798	BG GROUP PLC	BG/	0876289	5/4/2015	5/30/2015	3,094	RESOLUTION 1 To receive the Accounts and Reports of the Directors and the auditor for the year ended 31 December 2014. RESOLUTION 2 To approve the Directors’ Annual Report on Remuneration as set out on pages 62 and 63, and 66 to 67 of the Company’s Annual Report and Accounts for the year ended 31 December 2014, in accordance with Section 439 of the Companies Act 2006 (the Act). RESOLUTION 3 To declare a final dividend of 14.37 cents per share in respect of the year ended 31 December 2014. The final dividend is payable on 22 May 2015 to holders of ordinary shares of 10 pence each in the Company (ordinary shares) on the register of members at the close of business on 24 April 2015, as recommended by the Directors. RESOLUTION 4 To elect Helge Lund as a Director of the Company. RESOLUTION 5 To re-elect Vivienne Cox as a Director of the Company. RESOLUTION 6 To re-elect Pam Daley as a Director of the Company. RESOLUTION 7 To re-elect Martin Ferguson as a Director of the Company. RESOLUTION 8 To re-elect Andrew Gould as a Director of the Company. RESOLUTION 9 To re-elect Baroness Hogg as a Director of the Company. RESOLUTION 10 To re-elect Sir John Hood as a Director of the Company. RESOLUTION 11 To re-elect Caio Koch-Weser as a Director of the Company. RESOLUTION 12 To re-elect Lim Haw-Kuang as a Director of the Company. RESOLUTION 13 To re-elect Simon Lowth as a Director of the Company. RESOLUTION 14 To re-elect Sir David Manning as a Director of the Company. RESOLUTION 15 To re-elect Mark Seligman as a Director of the Company. RESOLUTION 16 To re-elect Patrick Thomas as a Director of the Company. RESOLUTION 17 To re-appoint Ernst & Young LLP as auditor of the Company, to hold office until the conclusion of the next general meeting of the Company at which annual accounts are laid. RESOLUTION 18 To authorise the Audit Committee of the Board to determine the remuneration of the auditor. RESOLUTION 19 To authorise the Company, and all the companies that are subsidiaries of the Company, in accordance with Sections 366 and 367 of the Act, to: a) make political donations to political parties or independent election candidates up to a total aggregate amount of £15 000; b) make political donations to political organisations other than political parties up to a total aggregate amount of £15 000; and c) incur political expenditure up to a total aggregate amount of £20 000, during the period beginning with the date of the passing of this Resolution and ending at the conclusion of the next AGM of the Company, provided that, in any event, the total aggregate amount shall not exceed £50 000. RESOLUTION 20 To authorise the Directors generally and unconditionally to exercise all the powers of the Company to allot ordinary shares and to grant rights to subscribe for, or to convert any security into, ordinary shares (Rights), in accordance with Section 551 of the Act, up to an aggregate nominal amount of £113 813 870. This authority shall expire at the conclusion of the next AGM of the Company. The Directors shall be entitled to exercise all the powers of the Company to make offers or agreements before the expiry of such authority which would or might require ordinary shares to be allotted or Rights to be granted after such expiry and the Directors shall be entitled to allot ordinary shares and grant Rights pursuant to any such offer or agreement as if this authority had not expired. All unexercised authorities previously granted to the Directors to allot ordinary shares and grant Rights be and are hereby revoked. SPECIAL RESOLUTIONS RESOLUTION 21 In place of all existing authorities, to authorise the Directors, in accordance with Section 561 of the Act, to allot equity securities (within the meaning of the Act) for cash pursuant to the authority conferred by Resolution 20 and/or to sell treasury shares as if the relevant section of the Act did not apply in respect of any such allotment or sale, provided that this power shall be limited to: a) the allotment of equity securities and/or sale of treasury shares for cash in connection with an offer of securities in favour of: i) ordinary shareholders in proportion (as nearly as practicable) to their existing holding; and ii) other persons entitled to participate therein, subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with treasury shares, fractional entitlements or legal or practical problems arising under the laws of any overseas territory or the requirements of any regulatory body or stock exchange or by virtue of ordinary shares being represented by depositary receipts or any other matter; and b) the allotment (otherwise than under paragraph (a) of this Resolution 21) up to an aggregate nominal amount of £17 072 080. This authority shall expire upon the expiry of the general authority conferred by Resolution 20, save that the Directors shall be entitled to exercise all of the powers of the Company to make offers or agreements before the expiry of such power, which would or might require equity securities to be allotted after such expiry, and the Directors shall be entitled to allot equity securities pursuant to any such offer or agreement, as if the power conferred hereby had not expired. RESOLUTION 22 To authorise the Directors generally and unconditionally, in accordance with the Act, to make market purchases (within the meaning of Section 693(4) of the Act) of ordinary shares on such terms and in such manner as the Directors may from time to time determine, provided that: a) the maximum number of ordinary shares hereby authorised to be acquired is 341 441 611; b) the maximum price (exclusive of expenses) that may be paid for any such ordinary share is the higher of: (i) 5% above the average middle market quotations for an ordinary share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the share is contracted to be purchased; and (ii) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System; and) the minimum price (exclusive of expenses) that may be paid for any such ordinary share is 10 pence, being the nominal value of that share. This authority shall expire at the conclusion of the next AGM of the Company, unless previously renewed, varied or revoked by the Company in general meeting. The Company may purchase its ordinary shares under any contract made prior to the expiry of such authority, which contract will or may be concluded wholly or partly after the expiry of such authority, as if this authority had not expired. RESOLUTION 23 That a general meeting of the Company, other than an AGM, may be called on not less than 14 clear days’ notice. By order of the Board	Issuer	Abstain	N/A	N/A
561798	BHP BILLITON PLC	BLT	0056650	10/23/2014	10/21/2014	1,920	Financial Statements and reports Item 1 To receive the Financial Statements for BHP Billiton Plc and BHP Billiton Limited for the year ended 30 June 2014, together with the Directors’ Report (which includes the Strategic Report) and the Auditor’s Report, as set out in the Annual Report. Reappointment of auditor of BHP Billiton Plc Item 2 To reappoint KPMG LLP as the auditor of BHP Billiton Plc. Remuneration of auditor of BHP Billiton Plc Item 3 To authorise the Risk and Audit Committee to agree the remuneration of KPMG LLP as the auditor of BHP Billiton Plc. Explanatory Notes Voting and participating Accessing information on BHP Billiton Shareholder information Notice of Annual General Meeting Annual General Meeting agenda 10 – BHP BILLITON PLC NOTICE OF MEETING 2014 Notice of Annual General Meeting continued General authority to issue shares in BHP Billiton Plc Item 4 To renew authority and power to allot shares in BHP Billiton Plc or to grant rights to subscribe for or to convert any security into shares in BHP Billiton Plc (rights) conferred on the Directors by Article 9 of BHP Billiton Plc’s Articles of Association in accordance with section 551 of the UK Companies Act 2006 ( Companies Act ) for the period ending on the later of the conclusion of the Annual General Meeting of BHP Billiton Plc and the Annual General Meeting of BHP Billiton Limited in 2015 (provided that BHP Billiton Plc may, before the expiry of this authority, make offers or agreements which would or might require shares in BHP Billiton Plc to be allotted, or rights to be granted, after such expiry and, notwithstanding such expiry, the Directors may allot shares in BHP Billiton Plc, or grant rights, in pursuance of such offers or agreements) and for such period the section 551 amount (under the Companies Act) shall be US$105,603,590. This authority is in substitution for all previous authorities conferred on the Directors in accordance with section 551 of the Companies Act, but without prejudice to any allotment of shares or grant of rights already made or offered or agreed to be made pursuant to such authorities. Issuing shares in BHP Billiton Plc for cash Item 5 To empower the Directors, pursuant to sections 570 and 573 of the UK Companies Act 2006 ( Companies Act ), to allot equity securities (as defined in section 560 of the Companies Act) for cash and/or to allot equity securities which are held by BHP Billiton Plc as treasury shares pursuant to the authority given by Item 4 and the power conferred on the Directors by Article 9 of BHP Billiton Plc’s Articles of Association as if section 561 of the Companies Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities: (a) in connection with a rights issue or other issue the subject of an offer or invitation, open for acceptance for a period fixed by the Directors, to (i) holders of ordinary shares on the register on a record date fixed by the Directors in proportion (as nearly as may be practicable) to their respective holdings and (ii) other persons so entitled by virtue of the rights attaching to any other equity securities held by them, but in both cases subject to such exclusions or other arrangements as the Directors may consider necessary or expedient to deal with treasury shares, fractional entitlements or securities represented by depositary receipts or having regard to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange in, any territory or otherwise howsoever; and (b) otherwise than pursuant to paragraph (a) above, up to an aggregate nominal amount of US$52,801,795, and shall expire on the later of the conclusion of the Annual General Meeting of BHP Billiton Plc and the Annual General Meeting of BHP Billiton Limited in 2015 (provided that this authority shall allow BHP Billiton Plc before the expiry of this authority to make offers or agreements which would or might require equity securities to be allotted after such expiry and, notwithstanding such expiry, the Directors may allot equity securities in pursuance of such offers or agreements). BHP BILLITON PLC NOTICE OF MEETING 2014 – 11 Repurchase of shares in BHP Billiton Plc (and cancellation of shares in BHP Billiton Plc purchased by BHP Billiton Limited) Item 6 To generally and unconditionally authorise BHP Billiton Plc in accordance with section 701 of the United Kingdom Companies Act 2006 to make market purchases (as defined in section 693 of that Act) of ordinary shares of US$0.50 nominal value each in the capital of BHP Billiton Plc (shares) provided that: (a) the maximum aggregate number of shares hereby authorised to be purchased will be 211,207,180, representing 10 per cent of BHP Billiton Plc’s issued share capital; (b) the minimum price that may be paid for each share is US$0.50, being the nominal value of such a share; (c) the maximum price that may be paid for any share is not more than five per cent above the average of the middle market quotations for a share taken from the London Stock Exchange Daily Official List for the five business days immediately preceding the date of purchase of the shares; and (d) the authority conferred by this resolution shall, unless renewed prior to such time, expire on the later of the conclusion of the Annual General Meeting of BHP Billiton Plc and the Annual General Meeting of BHP Billiton Limited in 2015 (provided that BHP Billiton Plc may enter into a contract or contracts for the purchase of shares before the expiry of this authority which would or might be completed wholly or partly after such expiry and may make a purchase of shares in pursuance of any such contract or contracts as if the authority conferred hereby had not expired). Approval of the Directors’ remuneration policy Item 7 To approve the Directors’ remuneration policy report set out in section 4.3 of the Annual Report. Approval of the Remuneration Report other than the part containing the Directors’ remuneration policy Item 8 To approve the Remuneration Report for the year ended 30 June 2014 (other than the Directors’ remuneration policy report as per Item 7) as set out in section 4 of the Annual Report. Approval of the Remuneration Report Item 9 To approve the Remuneration Report for the year ended 30 June 2014 as set out in section 4 of the Annual Report. BHP Billiton will disregard any votes cast (in any capacity) on Items 7, 8 and 9 by or on behalf of a member of BHP Billiton’s Key Management Personnel (KMP) or a KMP’s closely related party, unless the vote is cast as proxy for a person entitled to vote in accordance with a direction on the proxy form or by the Chairman of the meeting pursuant to an express authorisation to exercise the proxy. Annual General Meeting agenda Explanatory Notes Voting and participating Accessing information on BHP Billiton Shareholder information Notice of Annual General Meeting 12 – BHP BILLITON PLC NOTICE OF MEETING 2014 Notice of Annual General Meeting continued Approval of leaving entitlements Item 10 To approve, for all purposes, including sections 200B and 200E of the Corporations Act 2001 (Cth) ( Corporations Act ), the giving of benefits to any current or future holder of a managerial or executive office in BHP Billiton Limited or a related body corporate in connection with the person ceasing to hold that office, as set out in the Explanatory Notes. If any shareholder is an employee or Director of BHP Billiton Limited or a related body corporate, a potential employee or Director, or an associate of an employee or Director, and wishes to preserve the benefit of this resolution for that person, they should not vote on the resolution, or they will lose the benefit of the resolution as a result of the operation of the Corporations Act. Further, BHP Billiton will disregard any vote cast as a proxy on Item 10 by a member of BHP Billiton’s KMP or a KMP’s closely related party, unless the vote is cast as proxy for a person entitled to vote in accordance with a direction on the proxy form or by the Chairman of the meeting pursuant to an express authorisation to exercise the proxy. Approval of grants to Executive Director Item 11 To approve the grant of awards to Executive Director, Andrew Mackenzie, under the Group’s short and long term incentive plans as set out in the Explanatory Notes. BHP Billiton will disregard any vote cast on Item 11 by Andrew Mackenzie or any of his associates, as well as any votes cast as a proxy on Item 11 by a member of BHP Billiton’s KMP or a KMP’s closely related party, unless the vote is cast as proxy for a person entitled to vote in accordance with a direction on the proxy form or by the Chairman of the meeting pursuant to an express authorisation to exercise the proxy. Election of Board-endorsed Directors Items 12 to 24 The following Directors retire under the Board’s policy on annual election (or, in the case of Malcolm Brinded, under the Articles of Association and the Constitution) and, being eligible, submit themselves for re-election or election. Item 12 To elect Malcolm Brinded as a Director of BHP Billiton. Item 13 To re-elect Malcolm Broomhead as a Director of BHP Billiton. BHP BILLITON PLC NOTICE OF MEETING 2014 – 13 Item 14 To re-elect Sir John Buchanan as a Director of BHP Billiton. Item 15 To re-elect Carlos Cordeiro as a Director of BHP Billiton. Item 16 To re-elect Pat Davies as a Director of BHP Billiton. Item 17 To re-elect Carolyn Hewson as a Director of BHP Billiton. Item 18 To re-elect Andrew Mackenzie as a Director of BHP Billiton. Item 19 To re-elect Lindsay Maxsted as a Director of BHP Billiton. Item 20 To re-elect Wayne Murdy as a Director of BHP Billiton. Item 21 To re-elect Keith Rumble as a Director of BHP Billiton. Item 22 To re-elect John Schubert as a Director of BHP Billiton. Item 23 To re-elect Shriti Vadera as a Director of BHP Billiton. Item 24 To re-elect Jac Nasser as a Director of BHP Billiton. Election of Non-Board endorsed candidate Item 25 To elect Ian Dunlop, an external candidate nominated for election, as a Director of BHP	Issuer	Abstain	N/A	N/A
190964	BIOGEN INC	BIIB	09062X103	6/10/2015	4/15/2015	975	1. To elect the eleven nominees identified in this proxy statement to our Board of Directors to serve for a one-year term extending until the 2016 annual meeting of stockholders and their successors are duly elected and qualified. 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. To hold an advisory vote on executive compensation. 4. To approve our 2015 Employee Stock Purchase Plan. 5. To approve an amendment to our 2006 Non-Employee Directors Equity Plan to extend the term of the plan. 6. To transact such other business as may be properly brought before the meeting and any adjournments or postponements.	Issuer	Abstain	N/A	N/A
561798	BP PLC	BP/	0798059	4/16/2015	4/14/2015	16,574	Resolution 1 Report and accounts To receive the annual report and accounts for the year ended 31 December 2014. See notes on page 5. Resolution 2 Directors’ remuneration report To receive and approve the directors’ remuneration report contained within the annual report and accounts for the year ended 31 December 2014. See notes on page 5. Resolution 3 To re-elect Mr R W Dudley as a director. See biography on page 6. Resolution 4 To re-elect Dr B Gilvary as a director. See biography on page 6. Resolution 5 To re-elect Mr P M Anderson as a director. See biography on page 7. Resolution 6 To elect Mr A Boeckmann as a director. See biography on page 7. Resolution 7 To re-elect Admiral F L Bowman as a director. See biography on page 8. Resolution 8 To re-elect Mr A Burgmans as a director. See biography on page 8. Resolution 9 To re-elect Mrs C B Carroll as a director. See biography on page 9. Resolution 10 To re-elect Mr I E L Davis as a director. See biography on page 9. Resolution 11 To re-elect Professor Dame Ann Dowling as a director. See biography on page 10. Resolution 12 To re-elect Mr B R Nelson as a director. See biography on page 10. Resolution 13 To re-elect Mr F P Nhleko as a director. See biography on page 11. Resolution 14 To re-elect Mr A B Shilston as a director. See biography on page 11. Resolution 15 To re-elect Mr C-H Svanberg as a director. See biography on page 12 Notice of BP Annual General Meeting 2015 3 Resolution 16 Re-appointment of auditors To re-appoint Ernst & Young LLP as auditors from the conclusion of the meeting until the conclusion of the next general meeting before which accounts are laid and to authorize the directors to fix the auditors’ remuneration. See notes on page 13. Resolution 17 Renewal of the Scrip Dividend Programme To authorize the directors in accordance with article 142 of the company’s existing Articles of Association or, if resolution 23 is passed, in accordance with article 134 of the company’s new Articles of Association adopted pursuant to that resolution, to offer the holders of ordinary shares of the company, to the extent and in the manner determined by the directors, the right to elect (in whole or part), to receive new ordinary shares (credited as fully paid) instead of cash, in respect of any dividend as may be declared by the directors from time to time, provided that the authority conferred by this resolution shall expire on the date of the annual general meeting to be held in 2018. See notes on page 13. Resolution 18 Approval of the BP Share Award Plan 2015 To approve and adopt the BP Share Award Plan 2015 (‘the plan’), the principal terms of which are summarized in Appendix 2 to this notice of meeting and a copy of the rules of which is produced to the meeting and signed by the chairman for the purposes of identification; and further to authorize the directors to: a. do all acts and things that they may consider necessary or expedient to carry the plan into effect; and b. establish such further plans for operation outside of the UK based on the rules of the plan with such modifications as may be necessary or desirable to take into account local tax, exchange control or securities law in overseas territories, provided that any shares made available under such plans are treated as counting towards the limits on individual and overall participation in the plan. See notes on pages 13-14. Resolution 19 Political donations and political expenditure To authorize, for the purposes of Part 14 of the Companies Act 2006, the company and all companies which are, at any time during the period for which this resolution has effect, subsidiaries of the company: a. to make political donations, to political parties or independent electoral candidates, not exceeding £100,000 in total; b. to make political donations to political organizations other than political parties, not exceeding £100,000 in total; and c. to incur political expenditure, not exceeding £100,000 in total; in each case as such terms are defined in Part 14 of the Companies Act 2006. This authority shall continue for the period ending on the date of the annual general meeting to be held in 2016. See notes on page 14. Resolution 20 Directors’ authority to allot shares (Section 551) To renew, for the period ending on the date of the annual general meeting in 2016 or 16 July 2016, whichever is the earlier, the authority and power conferred on the directors by the company’s Articles of Association (that is either the company’s existing Articles of Association or, if resolution 23 is passed, the company’s new Articles of Association adopted pursuant to that resolution) to allot relevant securities up to an aggregate nominal amount equal to the Section 551 amount of $3,040 million. See notes on pages 14-15. Resolution 21 Special resolution: directors’ authority to allot shares (Section 561) To renew, for the period ending on the date of the annual general meeting in 2016 or 16 July 2016, whichever is the earlier, the authority and power conferred on the directors by the company’s Articles of Association (that is either the company’s existing Articles of Association or, if resolution 23 is passed, the company’s new Articles of Association adopted pursuant to that resolution) to allot equity securities wholly for cash: a. in connection with a rights issue; and b. otherwise than in connection with a rights issue up to an aggregate nominal amount equal to the Section 561 amount of $228 million. See notes on pages 14-15. Resolution 22 Special resolution: share buyback To authorize the company generally and unconditionally to make market purchases (as defined in Section 693(4) of the Companies Act 2006) of ordinary shares with nominal value of $0.25 each in the company, provided that: a. the company does not purchase under this authority more than 1.8 billion ordinary shares; b. the company does not pay less than $0.25 for each share; and c. the company does not pay more for each share than 5% over the average of the middle market price of the ordinary shares for the five business days immediately preceding the date on which the company agrees to buy the shares concerned, based on share prices and currency exchange rates published in the Daily Official List of the London Stock Exchange. In executing this authority, the company may purchase shares using any currency, including pounds sterling, US dollars and euros. This authority shall continue for the period ending on the date of the annual general meeting in 2016 or 16 July 2016, whichever is the earlier, provided that, if the company has agreed before this date to purchase ordinary shares where these purchases will or may be executed after the authority terminates (either wholly or in part), the company may complete such purchases. See notes on page 15 Resolution 23 Special resolution: Articles of Association To adopt as the new Articles of Association of the company, the Articles of Association set out in the document produced to the meeting and, for the purposes of identification, signed by the chairman, so that the new Articles of Association apply in substitution for and to the exclusion of the company’s existing Articles of Association. See notes on page 15. Resolution 24 Special resolution: notice of general meetings To authorize the calling of general meetings of the company (not being an annual general meeting) by notice of at least 14 clear days. See notes on page 15. Resolution 25 Special resolution: shareholder requisitioned resolution A group of members have requisitioned the circulation of the following special resolution under the provisions of Section 338 of the Companies Act 2006. The supporting statement, supplied by the requisitionists together with the response of the BP board, is set out in Appendix 4. “Special resolution – strategic resilience for 2035 and beyond That in order to address our interest in the longer term success of the Company, given the recognised risks and opportunities associated with climate change, we as shareholders of the Company direct that routine annual reporting from 2016 includes further information about: ongoing operational emissions management; asset portfolio resilience to the International Energy Agency’s (IEA’s) scenarios; low-carbon energy research and development (R&D) and investment strategies; relevant strategic key performance indicators (KPIs) and executive incentives; and public policy positions relating to climate change. This additional ongoing annual reporting could build on the disclosures already made to CDP (formerly the Carbon Disclosure Project) and/or those already made within the Company’s Energy Outlook, Sustainability Review and Annual Report.” See notes on page 15. Note: Resolutions 1 to 20 inclusive will be proposed as ordinary resolutions. For each of those resolutions to be passed, more than 50% of the votes cast must be in favour of the resolution. Resolutions 21 to 25 inclusive will be proposed as special resolutions. For each of those resolutions to be passed, at least 75% of the votes cast must be in favour of the resolution. By order of the board	Issuer	Abstain	N/A	N/A
561798	BRITISH AMERICAN TOBACCO PLC	BATS	0287580	4/29/2015	4/27/2015	1,694	Resolution 1: Receipt of the 2014 Report and Accounts The Directors must present the Company’s annual report and accounts to the Meeting and shareholders may raise any questions on the reports and financial statements under this Resolution. Resolution 2: Directors’ remuneration report In accordance with the provisions of the Companies Act 2006 (the “2006 Act”), the Directors’ remuneration report (the “Remuneration Report”) in the Company’s annual report and accounts for the year ended 31 December 2014 (the “Annual Report 2014”) consists of: (1) the annual statement by Dr Gerry Murphy, Chairman of the Remuneration Committee; and (2) the Annual Report on Remuneration, which sets out the remuneration paid to the Company’s Directors during the year ended 31 December 2014. Shareholders approved the Directors’ remuneration policy in relation to future payments to the Directors and former Directors at the Annual General Meeting held on 30 April 2014 (the “Approved Policy”). For ease of reference, a summary of the key elements of the Approved Policy is included in the Annual Report 2014 in the sections entitled ‘Future Policy Table (Executive Directors)’ and ‘Remuneration Table (Non-Executive Directors and the Chairman)’. This summary does not form part of the Remuneration Report for the purposes of Resolution 2n September 2014, the UK Corporate Governance Code (the “Governance Code”) was revised so as to provide that companies should put in place arrangements to enable them to recover or withhold variable pay when appropriate to do so (Provision D.1.1). To ensure compliance with this provision of the Governance Code, for the year ending 31 December 2015, the Company is introducing additional clawback elements to awards which may be made under both the short-term and long-term incentives. These changes are identified in the Future Policy Table (Executive Directors). The introduction of clawback is not deemed to be a change to the Approved Policy which would otherwise require approval by shareholders. There are therefore no proposed changes to the Approved Policy which require a shareholders’ vote for 2015. The Approved Policy is set out in full in the Annual Report 2013. Please refer to Appendix 7 for details of how to obtain a copy of an Annual Report and other British American Tobacco publications. The full Approved Policy continues to be displayed in the investor relations area of bat.com. Resolution 2 is an ordinary resolution to approve the Remuneration Report, other than the part containing the summary of the Approved Policy described above. Resolution 2 is an advisory resolution and does not affect the future remuneration paid to any Director. Resolution 3: Declaration of the final dividend for 2014 A final dividend can be paid only after it has been approved by the shareholders. A final dividend of 100.6p per ordinary share for the year ended 31 December 2014 is recommended by the Directors for payment to shareholders who were on the main register and/or the South Africa branch register as at the close of business on 20 March 2015. If approved, the final dividend will be paid on 7 May 2015. Resolution 4: Appointment of the Auditors The Company is required to appoint auditors at each general meeting at which accounts are presented. On 2 March 2015, the Company announced that it had commenced a competitive tender process to appoint new external auditors for 2015 onwards. PricewaterhouseCoopers LLP (“PwC”) have been the Company’s auditors since the Company listed on the London Stock Exchange in September 1998. PwC, having completed the audit of the Company’s 2014 financial statements, have now resigned as the Company’s auditors. This situation arose as a result of proposed litigation by a Group subsidiary against PwC. The potential claims against PwC, which have been assigned to the Group, arose from work carried out by PwC in relation to the audit of the accounts of a third party. These claims do not concern the audit of any BAT Group company. On the recommendation of the Audit Committee following completion of the competitive tender process, the Board appointed KPMG LLP as the Company’s new auditors with effect from 23 March 2015, to fill the casual vacancy arising following PwC’s resignation. Accordingly, shareholder approval is now sought to confirm the appointment of KPMG LLP as auditors of the Company. PwC has given a statement of circumstances in connection with their ceasing to hold office as auditors as is required by company law, and this is set out in Appendix 3. Resolution 5: Authority for the Audit Committee to agree the Auditors’ remuneration This Resolution authorises the Audit Committee to approve the terms of engagement and the level of audit fees payable by the Company to the auditors and to set the remuneration of the auditors. Resolutions 6 to 15: Re-election of Directors Resolutions 16 to 18: Election of Directors appointed since the last Annual General Meeting In accordance with Provision B.7.1 of the Governance Code, all directors of FTSE 350 companies should be subject to election or re-election by their shareholders every year. The Company continues this practice for this year’s AGM. The Company’s articles of association also provide that any Director who has been appointed by the Board since the last AGM is required to retire from the Board at the next AGM and, being eligible, may offer himself/herself for reappointment. Accordingly, Sue Farr, Pedro Malan and Dimitri Panayotopoulos, each of whom joined the Board as Non-Executive Directors on 2 February 2015, will retire at the Meeting and will seek election. Separate Resolutions will be proposed for each of the re-elections and the elections. Resolution 6: Richard Burrows Position: Chairman since November 2009; Non-Executive Director since September 2009; and Chairman of the Nominations Committee. Nationality: Irish Age: 69 Key Appointments: Non-Executive Director and member of the Remuneration and Nominations Committees of Rentokil Initial plc; a Supervisory Board Member, member of the Audit Committee and Chairman of the Remuneration Committee at Carlsberg A/S. Skills & Experience: Chief Executive of Irish Distillers; Co-Chief Executive of Pernod Ricard; Governor of the Bank of Ireland; Fellow of the Institute of Chartered Accountants of Ireland. Resolution 7: Karen de Segundo Position: Non-Executive Director since 2007; Chair of the Corporate Social Responsibility Committee and member of the Nominations Committee. Nationality: Dutch Age: 68 Key Appointments: Supervisory Board Member and member of the Finance & Investment and Nomination Committees at E.ON SE; and Member of the Board and member of the Audit Committee of Pöyry Oyj. Skills & Experience: Former Non-Executive Director of Lonmin Plc until 29 January 2015. Senior executive roles before retiring as CEO Shell International Renewables and President Shell Hydrogen in 2005. Holds a Masters degree in Law from Leiden University, an MBA from Michigan State University and is a Council Member of the Anglo Netherlands Society. Resolution 8: Nicandro Durante Position: Chief Executive since 2011. Nationality: Brazilian/Italian Age: 58 Key Appointments: Non-Executive Director and member of the Nominations Committee and Remuneration Committee of Reckitt Benckiser Group plc. Skills & Experience: Chief Operating Officer from 2008; Regional Director for Africa and Middle East and member of the Management Board from 2006; senior general management roles in Brazil (including President of Souza Cruz) and in the UK and Hong Kong; has wide experience in senior international finance and management roles within the Group. Holds a degree in finance, economics and business administration. Resolution 9: Ann Godbehere Position: Non-Executive Director since 2011; member of the Audit, Nominations and Remuneration Committees. Nationality: Canadian/British Age: 59 Key Appointments: Non-Executive Director, member of the Nominations Committee and Chair of the Audit Committee of Rio Tinto plc and Rio Tinto Limited; Non-Executive Director, member of the Audit Committee and Chair of the HR and Compensation Committee of UBS Group AG and UBS AG; Non-Executive Director, member of the Nominations and Risk Committees and Chair of the Audit Committee of Prudential plc. Skills & Experience: Chief Financial Officer of Swiss Re Group; Chief Financial Officer of Northern Rock during the initial phase of its public ownership; Fellow of the Certified General Accountants of Canada and Fellow of the Chartered Professional Accountants. Resolution 10: Savio Kwan Position: Non-Executive Director since January 2014; member of the Corporate Social Responsibility and Nominations Committees. Nationality: British Age: 67 Key Appointments: Co-Founder and CEO of A&K Consulting Co Ltd, advising entrepreneurs and their start-up businesses in China; Visiting Professor at Henley Business School. Skills & Experience: Extensive business leadership experience in Greater China and Asia, gained at General Electric, BTR plc, and Alibaba Group, China’s largest internet business, where he was both Chief Operating Officer and, later, a Non-Executive Director. Holds an MSc from Loughborough University and an MBA from London Business School. Resolution 11: Christine Morin-Postel Position: Senior Independent Director since 2013; Non-Executive Director since 2007; member of the Audit, Nominations and Remuneration Committees. Nationality: French Age: 68 Key Appointments: Non-Executive Director and member of the Nominations and Remuneration Committee of Groupe Bruxelles Lambert S.A. Skills & Experience: Chief Executive of Société Générale de Belgique; Executive Vice-President and member of the Executive Committee of Suez and Chairman and CEO of Crédisuez S.A.; studied political sciences and graduated from the Institut de Contrôle Gestion. Resolution 12: Dr Gerry Murphy Position: Non-Executive Director since 2009; Chairman of the Remuneration Committee and member of the Nominations Committee. Nationality: Irish Age: 59 Key Appointments: Member and Chairman of the Executive Committee of The Blackstone Group International Partners LLP; Non-Executive Director of Merlin Entertainments plc; Board member of Jack Wolfskin and Intertrust Group. Skills & Experience: Chief Executive Officer of Kingfisher plc, Carlton Communications plc, Exel plc, Greencore Group plc; senior operating roles at Grand Metropolitan plc (now Diageo plc). Holds a BSc and PhD in food technology from University College Cork and a MBS in marketing from University College Dublin. Resolution 16: Sue Farr Position: Non-Executive Director since 2 February 2015; member of the Corporate Social Responsibility and Nominations Committees. Nationality: British Age: 59 Key Appointments: Director, Strategic and Business Development, Chime plc since 2003; Non-Executive Director, member of the Corporate Social Responsibility and Remuneration Committees of Dairy Crest Group; Non-Executive Director, member of the Nominations and Remuneration Committees of Millennium & Copthorne Hotels; and Non-Executive Director and member of the Audit, Nominations and Remuneration Committees of Accys Technologies. Skills & Experience: Former Chairwoman of both the Marketing Society and the Marketing Group of Great Britain; considerable expertise in marketing, branding and consumer issues developed during her career including roles with the BBC and Vauxhall Motors. Resolution 17: Pedro Malan Position: Non-Executive Director since 2 February 2015; member of the Corporate Social Responsibility and the Nominations Committees. Nationality: Brazilian Age: 72 Key Appointments: Chairman of the International Advisory Board of Itaú Unibanco; Member of Advisory Board of the utility company EDP — Energias do Brasil SA; Non-Executive Director of construction and industrial maintenance company Mills Estruturas e Servicos de Engenharia SA; Trustee of the Thomson Reuters Principles and member of the Temasek International Panel. Skills & Experience: Former Chairman of the Board of the Unibanco bank. Previously non-executive Director, Companhia Souza Cruz SA and Minister of Finance for Brazil (from 1995 to 2002), President of the Central Bank of Brazil from 1993 to 1994, and Chief External Debt Negotiator for Brazil from mid-1991 to 1993. Resolution 18: Dimitri Panayotopoulos Position: Non-Executive Director since 2 February 2015; member of the Nominations and Remuneration Committees. Nationality: Greek/Tanzanian Age: 63 Key Appointments: Senior Advisor, Boston Consulting Group since April 2014; Board member, Logitech. Skills & Experience: Former Vice Chairman and Advisor to the Chairman and CEO of Procter & Gamble. Significant international sales and brand building expertise in Switzerland, Germany, Egypt and China. Led on significant breakthrough innovations and continued to focus on this, speed to market and scale across all of Procter & Gamble’s businesses while Vice Chairman of all the Global Business Units. Retired from Procter and Gamble in January 2014. The Directors consider that the three newly appointed Non-Executive Directors will bring a diversity of significant consumer marketing experience and business and geopolitical skills to the Board. The Board therefore recommends the elections of Sue Farr, Pedro Malan and Dimitri Panayotopoulos to shareholders Resolution 13: Kieran Poynter Position: Non-Executive Director since 2010; Chairman of the Audit Committee; and member of the Nominations and Remuneration Committees. Nationality: British Age: 64 Key Appointments: Non-Executive Director, member of the Audit and Compliance and Safety Committees of International Consolidated Airlines Group S.A.; Non-Executive Chairman and Chair of the Nomination, Audit and Compliance and Risk and Remuneration Committees of F&C Asset Management plc; and Non-Executive Chairman of Nomura International PLC. Skills & Experience: Chartered Accountant; Chairman and Senior Partner of PricewaterhouseCoopers until 2008; served on the President’s Committee of the Confederation of British Industry and as member of an advisory committee for the Chancellor of the Exchequer. Resolution 14: Ben Stevens Position: Finance Director since 2008. Nationality: British Age: 55 Key Appointments: No external appointments. Skills & Experience: Senior Group finance and general management roles; Head of Merger Integration following the merger with Rothmans; Chairman and Managing Director of the Pakistan Tobacco Company and British American Tobacco Russia; appointed to the Management Board in 2001 as Development Director becoming Director, Europe in 2004. Holds a BA(Hons) in Economics from Manchester University and an MBA from Manchester Business School. Resolution 15: Richard Tubb Position: Non-Executive Director since 2013; member of the Corporate Social Responsibility and Nominations Committees. Nationality: American Age: 55 Key Appointments: White House Physician Emeritus; member of the Board of Reference for Project Rescue; Senior Managing Director, Shoreland, Inc; and advisory position at Lonsdale. Skills & Experience: White House Physician from 1995 to 2009, including Physician to the President of the United States from 2002 until retirement in 2009; Clinical Assistant Professor at the Uniformed Services University (retired); Brigadier General (retired), US Air Force and various medical positions in the US Air Force. Awarded his Doctor of Medicine in 1985; Specialty Certification 1988.	Issuer	Abstain	N/A	N/A
561798	BRITISH LAND CO PLC	BLND	0136701	7/21/2015	7/19/2015	920	As ordinary resolutions: 1 To receive the Annual Report and Accounts of the Company for the year ended 31 March 2015. 2 To approve the Directors’ Remuneration Report which appears on pages 86 to 112 of the Annual Report and Accounts for the year ended 31 March 2015. 3 To elect Lynn Gladden as a Director of the Company with effect from the end of the meeting. 4 To elect Laura Wade-Gery as a Director of the Company with effect from the end of the meeting. 5 To re-elect Aubrey Adams as a Director of the Company with effect from the end of the meeting. 6 To re-elect Lucinda Bell as a Director of the Company with effect from the end of the meeting. 7 To re-elect Simon Borrows as a Director of the Company with effect from the end of the meeting. 8 To re-elect John Gildersleeve as a Director of the Company with effect from the end of the meeting. 9 To re-elect Chris Grigg as a Director of the Company with effect from the end of the meeting. 10 To re-elect William Jackson as a Director of the Company with effect from the end of the meeting. 11 To re-elect Charles Maudsley as a Director of the Company with effect from the end of the meeting. 12 To re-elect Tim Roberts as a Director of the Company with effect from the end of the meeting. 13 To re-elect Tim Score as a Director of the Company with effect from the end of the meeting. 14 To re-elect Lord Turnbull as a Director of the Company with effect from the end of the meeting. 15 To re-appoint PricewaterhouseCoopers LLP as the auditor of the Company until the conclusion of the next general meeting at which the Company’s accounts are laid. 16 To authorise the Directors to agree the auditor’s remuneration. 17 That the Company and any company which is or becomes a subsidiary of the Company during the period to which this resolution relates be and are hereby authorised to: (a) make donations to political parties and independent election candidates; (b) make donations to political organisations other than political parties; and (c) incur political expenditure, during the period commencing on the date of this resolution and ending on the date of the Company’s next annual general meeting, provided that in each case any such donation and expenditure made by the Company or by any such subsidiary shall not exceed £20,000 per company and together those made by any subsidiary and the Company shall not exceed in aggregate £20,000. Any terms used in this resolution which are defined in Part 14 of the Companies Act 2006 (the 2006 Act) shall bear the same meaning for the purposes of this resolution. York House, 45 Seymour Street, London, W1H 7LX T +44 (0)20 7486 4466 F +44 (0)20 7935 5552 W www.britishland.com The British Land Company PLC: Registered Office at business address above. Reg No 621920 England–Established in 1856 5 18 That: (a) the leasehold transactions described on page 10 in the explanatory notes to the notice of the annual general meeting of the Company to be held on Tuesday 21 July 2015 (the Leasehold Transactions) be affirmed for the purpose of section 196(b) of the 2006 Act; (b) any claims the Company may have in respect of the Leasehold Transactions against: (i) any persons that would otherwise be liable under section 195 of the 2006 Act; and (ii) any current or former Director for any breach of statutory, fiduciary or other duty, are hereby released; and (c) the Company may, directly or indirectly through procuring equivalent directions in successive subsidiary undertakings, direct any subsidiary undertaking to release claims it may have in respect of the Leasehold Transactions against: (i) any persons that would otherwise be liable to such subsidiary undertaking under section 195 of the 2006 Act; and (ii) any current or former director of such subsidiary undertaking for any breach of statutory, fiduciary or other duty. 19 That: (a) the Directors be generally and unconditionally authorised pursuant to section 551 of the 2006 Act to: (i) allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company: A. up to an aggregate nominal amount of £85,056,863; and B. comprising equity securities (as defined in the 2006 Act), up to an aggregate nominal amount of £170,113,726 (including within such limit any shares issued or rights granted under paragraph A. above), in connection with an offer by way of a rights issue: i. to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and ii. to people who are holders of other equity securities if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) at the end of the next annual general meeting of the Company after the date on which this resolution is passed (or if earlier at the close of business on 21 October 2016), and (ii) make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of this authority and the Directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired; (b) subject to paragraph (c) below, all existing authorities given to the Directors pursuant to section 551 of the 2006 Act be revoked by this; and (c) paragraph (b) above shall be without prejudice to the continuing authority of the Directors to allot shares, or grant rights to subscribe for or convert any security into shares, pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made. As special resolutions: 20 That, subject to the passing of Resolution 19 in the Notice of the annual general meeting of the Company to be held on Tuesday 21 July 2015 (the Notice), and in place of the existing power given to them pursuant to the special resolution of the Company passed on 18 July 2014, the Directors be generally empowered pursuant to section 570 and section 573 of the 2006 Act to allot equity securities (as defined in the 2006 Act) for cash pursuant to the authority conferred by Resolution 19 in the Notice as if section 561(1) of the 2006 Act did not apply to the allotment. 6 This power: (a) expires (unless previously renewed, varied or revoked by the Company in general meeting) at the end of the next annual general meeting of the Company after the date on which this resolution is passed or, if earlier, at the close of business on 21 October 2016, but the Company may make an offer or agreement which would or might require equity securities to be allotted after expiry of this power and the Directors may allot equity securities in pursuance of that offer or agreement as if this power had not expired; (b) shall be limited to the allotment of equity securities in connection with an offer of equity securities (but in the case of the authority granted under Resolution 19 (a)(i)B by way of a rights issue only): i. to the ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and ii. to people who hold other equity securities, if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (c) in the case of the authority granted under Resolution 19 (a)(i)A shall be limited to the allotment of equity securities for cash otherwise than pursuant to paragraph (b) up to an aggregate nominal amount of £12,758,529. This power applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the 2006 Act as if in the first paragraph of this resolution the words “pursuant to the authority conferred by Resolution 19 in the Notice” were omitted. 21 That the Company be and is hereby generally and unconditionally authorised to make market purchases (within the meaning of section 693(4) of the 2006 Act) of its ordinary shares of 25 pence each, subject to the following conditions: (a) the maximum number of ordinary shares authorised to be purchased is 102,068,236; (b) the minimum price (exclusive of expenses) which may be paid for an ordinary share is 25 pence; (c) the maximum price (exclusive of expenses) which may be paid for each ordinary share is the higher of: (i) an amount equal to 105 per cent. of the average of the middle market quotations of an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (ii) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange trading service (SETS); (d) this authority shall expire at the close of the next annual general meeting of the Company or, if earlier, at the close of business on 21 October 2016; and (e) a contract to purchase shares under this authority may be made before the expiry of this authority, and concluded in whole or in part after the expiry of this authority. 22 That a general meeting of the Company, other than an annual general meeting, may be called on not less than 14 clear days’ notice	Issuer	Abstain	N/A	N/A
190964	BROADCOM CORP-CL A	BRCM	111320107	5/12/2015	3/16/2015	2,245	1. To elect the following persons to serve on our Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified: Robert J. Finocchio, Jr., Nancy H. Handel, Eddy W. Hartenstein, Maria M. Klawe, Ph.D., John E. Major, Scott A. McGregor, William T. Morrow, Henry Samueli, Ph.D., and Robert E. Switz. 2. To conduct an advisory vote on the compensation paid to our named executive officers. 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2015. 4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.	Issuer	Abstain	N/A	N/A
561798	BT GROUP PLC	BT/A	3091357	7/15/2015	7/13/2015	7,606	Resolution 1: Report and accounts That the accounts and reports of the directors and the auditors for the year ended 31 March 2015 be received. By law, the directors have to present these accounts and reports contained in the Company’s Annual Report to the meeting. Resolution 2: Annual remuneration report That the annual remuneration report as set out on pages 111 to 123 of the Annual Report (www.bt.com/annualreport) for the year ended 31 March 2015, be received and approved. This vote is advisory, in respect of the overall remuneration package, and the directors’ entitlements to remuneration are not conditional upon this resolution being passed. The directors’ remuneration policy was approved by ordinary resolution by shareholders at the 2014 AGM. We expect the proposed acquisition of EE to complete during 2015/16, following which we will reassess the policy to ensure that it is appropriate for the new organisation. If appropriate, we will present a new remuneration policy for shareholder approval at the 2016 AGM. Resolution 3: Final dividend That the final dividend of 8.5p per share recommended by the directors be declared to be payable on 7 September 2015 to holders of ordinary shares registered at the close of business on 14 August 2015. The final dividend declared cannot exceed the amount recommended by the directors. Resolutions 4 to 13: Directors The Company’s articles of association require any director appointed by the Board to retire at the AGM following that appointment and stand for election. This applies to Isabel Hudson who joined the Board on 1 November 2014. In accordance with the UK Corporate Governance Code all other directors will stand for re-election except Warren East who steps down from the Board on 31 May 2015. We set out the biographies of the directors standing for election or re-election on pages 4 to 5. Resolution 4 That Sir Michael Rake be re-elected as a director. Resolution 5 That Gavin Patterson be re-elected as a director. Resolution 6 That Tony Chanmugam be re-elected as a director. Resolution 7 That Tony Ball be re-elected as a director. Resolution 8 That Iain Conn be re-elected as a director. Resolution 9 That Phil Hodkinson be re-elected as a director. Resolution 10 That Karen Richardson be re-elected as a director. Resolution 11 That Nick Rose be re-elected as a director. Resolution 12 That Jasmine Whitbread be re-elected as a director. Resolution 13 That Isabel Hudson be elected as a director. Resolution 14: Auditors’ re-appointment That PricewaterhouseCoopers LLP be re-appointed auditors of the Company, to hold office until the end of the next general meeting at which accounts are laid before the Company. Resolution 15: Auditors’ remuneration That the directors be authorised to decide the auditors’ remuneration. This resolution follows standard practice. Special business The following resolution will be proposed as an ordinary resolution. Resolution 16: Authority to allot shares These authorities replace and supersede the authorities sought and granted under section 551 of the 2006 Act at the last AGM but are in addition to the specific authority sought and granted under that section at the general meeting of the Company held on 30 April 2015. That: (a) the authority and power conferred on the directors in relation to the section 551 Amount by Article 71 of the Company’s articles of association (Articles) be renewed until the end of the next Annual General Meeting (AGM) and for that period the section 551 Amount will be £138 million; and (b) the directors be authorised generally and without conditions under section 551 of the Companies Act 2006 (2006 Act) to allot shares and to grant rights to subscribe for or to convert any security into shares in the Company up to a further nominal amount of £138 million in connection with a rights issue. This authority expires at the end of the next AGM. The Board can make offers and enter into agreements which would, or might, need shares to be allotted and rights to be granted after that expiry. The Company’s Articles and paragraph (a) above give a general authority to the Board to allot new shares up to a nominal value of £138 million, which is equivalent to approximately 33% of the Company’s issued share capital (excluding treasury shares) at the date of this Notice. Paragraph (b) gives an authority to the directors to allot new shares only in connection with a rights issue up to a further face value of £138 million, which is equivalent to approximately 33% of the Company’s issued share capital (excluding treasury shares) at the date of this Notice. These authorities will expire at the end of the 2016 AGM. See the notes to Resolution 18 for more information on treasury shares. The following four resolutions will be proposed as special resolutions. Resolution 17: Authority to allot shares for cash on a non-pre-emptive basis That subject to the passing of Resolution 16: (a) the authority and power conferred on the directors by Article 71 of the Company’s Articles be renewed for the period referred to in Resolution 16 and for that period the section 561 Amount will be £20 million; and (b) the directors have power to allot equity securities (within the meaning of section 560(1) of the 2006 Act) entirely paid for in cash under the authority given by paragraph (b) of Resolution 16 in connection with a rights issue as if section 561(1) of the 2006 Act did not apply to such allotment. This power expires at the end of the next AGM but the Company can make offers and enter into agreements which would, or might, need equity securities to be allotted after that expiry. In this resolution words defined in Resolution 16 have the same meaning, and references to an allotment of equity securities include a sale of treasury shares This resolution renews the powers given to the Board to allot equity securities without needing to offer these shares to existing shareholders first: for cash up to an amount representing approximately 5% of the issued share capital (excluding treasury shares) at the date of this Notice, approximately 418 million shares; and in connection with a rights issue. There are no current plans to undertake a rights issue, or to allot shares except in connection with the Company’s employee share plans. In addition, under the share purchase agreement in respect of the proposed acquisition of EE, we cannot allot new shares without the consent of Deutsche Telekom and Orange before the acquisition completes (other than in connection with the Company’s employee share plans). Resolutions 16 and 17 ensure that the directors retain the flexibility to act in the best interests of shareholders, when opportunities occur, by allotting shares. Over a three-year rolling period, except in a rights issue or pre-emptive offer, this disapplication will not exceed 7.5% of issued share capital (excluding treasury shares).	Issuer	Abstain	N/A	N/A
561798	BUNZL PLC	BNZL	B0744B3	4/15/2015	4/13/2015	302	Park Suite at The Dorchester, Park Lane, London W1K 1QA on Wednesday 15 April 2015 at 11.00 am for the following purposes: 1. To receive and consider the accounts for the year ended 31 December 2014 together with the reports of the directors and auditors. 2. To declare a final dividend. 3. To re-appoint Philip Rogerson as a director. 4. To re-appoint Michael Roney as a director. 5. To re-appoint Patrick Larmon as a director. 6. To re-appoint Brian May as a director. 7. To re-appoint David Sleath as a director. 8. To re-appoint Eugenia Ulasewicz as a director. 9. To re-appoint Jean-Charles Pauze as a director. 10. To re-appoint Meinie Oldersma as a director. 11. To re-appoint Vanda Murray as a director. 12. To re-appoint PricewaterhouseCoopers LLP as auditors to hold office from the conclusion of this year’s AGM until the conclusion of the next general meeting at which accounts are laid before the Company. 13. To authorise the directors to determine the remuneration of the auditors. 14. To approve the directors’ remuneration report as set out on pages 52 to 72 (inclusive) (excluding the directors’ remuneration policy as set out on pages 53 to 61 (inclusive)) of the Annual Report for the year ended 31 December 2014. To consider and, if thought fit, pass the following Resolutions: 15. Ordinary Resolution (Authority to allot ordinary shares) THAT the directors of the Company be authorised to allot ordinary shares in the Company and to grant rights to subscribe for or to convert any security into ordinary shares in the Company up to an aggregate nominal amount of £35,867,000, being approximately one third of the nominal value of the Company’s issued share capital as at 9 March 2015, such authority to apply until the end of next year’s AGM (or, if earlier, until the close of business on 15 July 2016) but so that during this period the Company may make offers and enter into agreements which would, or might, require ordinary shares to be allotted or rights to subscribe for or to convert securities into ordinary shares to be granted after the authority ends and the directors may allot ordinary shares or grant rights to subscribe for or convert securities into ordinary shares under any such offer or agreement as if the authority had not ended. 4 16. Special Resolution (Allotment of ordinary shares for cash) THAT if Resolution 15 is passed, the directors of the Company be given power to allot equity securities (as defined in section 560(1) of the Companies Act 2006) for cash under the authority given by that Resolution and/or to sell ordinary shares held by the Company as treasury shares for cash as if section 561 of the Companies Act 2006 did not apply to any such allotment or sale, such power to be limited: (a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (b) to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of £5,379,131 being 5% of the nominal value of the Company’s issued share capital as at 9 March 2015, such power to apply until the end of next year’s AGM (or, if earlier, until the close of business on 15 July 2016), but, in each case, during this period the Company may make any offers, and enter into any agreements, which would, or might, require any equity securities to be allotted (and any treasury shares to be sold) after the power ends and the directors may allot any equity securities (and/or sell any treasury shares) under any such offer or agreement as if the power had not ended. 17. Special Resolution (Purchase of own ordinary shares) THAT the Company be authorised, for the purposes of section 701 of the Companies Act 2006, to make one or more market purchases (as defined in section 693(4) of the Companies Act 2006) of its ordinary shares of 32 1 ⁄ 7 p each (‘Ordinary Shares’), such power to be limited: (a) to a maximum number of 33,475,000 Ordinary Shares; and (b) by the condition that the minimum price which may be paid for an Ordinary Share is 32 1 ⁄ 7 p and the maximum price which may be paid for an Ordinary Share is the highest of: (i) an amount equal to 5% above the average market value of an Ordinary Share for the five business days immediately preceding the day on which that Ordinary Share is contracted to be purchased; and (ii) the higher of the price of the last independent trade and the highest current independent bid on the trading venues where the purchase is carried out at the relevant time, in each case, exclusive of expenses, such power to apply until the end of next year’s AGM (or, if earlier, the close of business on 15 July 2016) but so that during this period the Company may enter into any contracts to purchase any Ordinary Shares which will or may be completed or executed wholly or partly after the power ends and the Company may purchase any Ordinary Shares pursuant to any such contract as if the power had not ended. 18. Special Resolution (Notice of general meetings) THAT a general meeting other than an AGM may be called on not less than 14 clear days’ notice. By Order of the Board	Issuer	Abstain	N/A	N/A
561798	BURBERRY GROUP PLC	BRBY	3174300	7/16/2015	7/14/2015	402	Resolution 1 Report and Accounts To receive the Company’s Annual Report and Accounts for the financial year ended 31 March 2015. Resolution 2 Directors’ Remuneration Report To approve the Directors’ Remuneration Report (excluding the Directors’ Remuneration Policy) for the year ended 31 March 2015 as set out in the Company’s Annual Report and Accounts. Resolution 3 Final Dividend To declare a final dividend of 25.5p per Ordinary Share for the year ended 31 March 2015. Resolution 4 To re-elect Sir John Peace as a director of the Company. Resolution 5 To elect Fabiola Arredondo as a director of the Company. Resolution 6 To re-elect Philip Bowman as a director of the Company. Resolution 7 To re-elect Ian Carter as a director of the Company. Resolution 8 To re-elect Jeremy Darroch as a director of the Company. Resolution 9 To re-elect Stephanie George as a director of the Company. Resolution 10 To re-elect Matthew Key as a director of the Company. Resolution 11 To elect Carolyn McCall as a director of the Company. Resolution 12 To re-elect David Tyler as a director of the Company. Resolution 13 To re-elect Christopher Bailey as a director of the Company Resolution 14 To re-elect Carol Fairweather as a director of the Company. Resolution 15 To re-elect John Smith as a director of the Company. Resolution 16 Reappointment of auditors To reappoint PricewaterhouseCoopers LLP as Auditors of the Company, to hold office from the conclusion of this meeting until the conclusion of the next AGM at which accounts are laid before the Company. Resolution 17 Auditors’ remuneration To authorise the Audit Committee of the Company to determine the Auditors’ remuneration for the year ended 31 March 2016. Resolution 18 Political donations That in accordance with sections 366 and 367 of the Companies Act 2006 (the ‘Act’) the Company is, and all companies that are, at any time during the period for which this resolution has effect, subsidiaries of the Company as defined in the Act are, authorised in aggregate to: i. make political donations to political parties and/or independent electoral candidates not exceeding £10,000 in total; ii. make political donations to political organisations other than political parties not exceeding £10,000 in total; and iii. incur political expenditure not exceeding £10,000 in total, (as such terms are defined in sections 363 to 365 of the Act) in each case during the period beginning with the date of passing this resolution until the conclusion of the Company’s AGM to be held in 2016 (or, if earlier, 16 October 2016). In any event, the aggregate amount of political donations and political expenditure made or incurred under this authority shall not exceed £25,000. Resolution 19 Directors’ authority to allot shares That the directors be hereby generally and unconditionally authorised to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £73,380 provided that this authority shall apply until the conclusion of the Company’s AGM to be held in 2016 (or, if earlier, 16 October 2016), but in each case, so that the Company may make offers or enter into any agreements during the relevant period which would, or might, require relevant securities to be allotted after the authority expires and the directors may allot relevant securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired Resolution 20 Directors’ authority to disapply pre-emption rights That subject to the passing of Resolution 19, the directors be hereby empowered to allot equity securities (within the meaning of the Act) for cash under the authority given by that resolution and/or to sell ordinary shares of 0.05p each in the capital of the Company (‘Ordinary Shares’) held by the Company as treasury shares for cash as if section 561 of the Act did not apply to any such allotment or sale, provided that the power shall be limited to: i. the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities to: a) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings; and b) holders of other equity securities, as required by the rights of those securities, or as the directors otherwise consider necessary, and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory, or any matter whatsoever; and ii. the allotment (otherwise than under paragraph i. above) of equity securities or sale of treasury shares up to an aggregate nominal amount of £11,115. Such power shall apply until the conclusion of the AGM to be held in 2016 (or, if earlier, 16 October 2016) but during this period the Company may make offers and enter into agreements which would or might require equity securities to be allotted (and treasury shares to be sold) after the power ends and the directors may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended. Resolution 21 Authority to purchase own shares That the Company be hereby generally and unconditionally authorised pursuant to section 701 of the Act to make market purchases (as defined in section 693(4) of the Act), of Ordinary Shares provided that: i. the maximum number of Ordinary Shares which may be purchased is 44,475,000 being just under 10 per cent of the Company’s issued share capital as at 19 May 2015; ii. the minimum price (excluding stamp duty and expenses) which may be paid for each such share is 0.05p the maximum price (excluding stamp duty and expenses) which may be paid for each such share is the higher of: a) an amount equal to 5 per cent above the average of the middle market quotations for an Ordinary Share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the relevant share is purchased; and b) the higher of the price of the last independent trade and the highest current independent bid as stipulated by the Buy-back and Stabilisation Regulations (EC 2273/2003); and iv. the authority hereby conferred shall apply until the conclusion of the Company’s AGM to be held in 2016 (or, if earlier, 16 October 2016) (except in relation to the purchase of shares the contracts for which are concluded before such expiry and which are executed wholly or partly after such expiry) unless such authority is renewed prior to such time. Resolution 22 Notice of general meetings That the directors be hereby authorised to call general meetings (other than an AGM) on not less than 14 clear days’ notice. Resolution 23 Articles of Association That with effect from the end of the meeting the Articles of Association produced to the meeting and, for the purpose purposes of identification, signed by the Chairman, be adopted as the Articles of Association of the Company in substitution for and to the exclusion of the Company’s existing Articles of Association. By order of the Board	Issuer	Abstain	N/A	N/A
190964	C.H. ROBINSON WORLDWIDE INC	CHRW	12541W209	5/7/2015	3/11/2015	607	1. To elect nine directors to serve for a term of one year; 2. To approve, on an advisory basis, the compensation of our named executive officers; 3. To approve the C.H. Robinson Worldwide, Inc. 2015 Non-Equity Incentive Plan; 4. To ratify the selection of Deloitte & Touche LLP as the company’s independent auditors for the fiscal year ending December 31, 2015; and 5. To conduct any other business that properly comes before the meeting and any adjournment or postponement of the meeting.	Issuer	Abstain	N/A	N/A
190964	CA INC	CA	12673P105	8/5/2015	6/8/2015	1,846	Board of directors, ratify appointment of auditor, approve executive compensation	Issuer	Abstain	N/A	N/A
561798	CAPITA PLC	CPI	B23K0M2	5/12/2015	5/8/2015	602	1. To receive the financial statements and the reports of the Directors and the Auditor for the year ended 31 December 2014. 2. To approve the Directors’ remuneration report, in the form set out in the Company’s Annual Report and Accounts for the year ended 31 December 2014. 3. To declare a final dividend for the year ended 31 December 2014 of 19.6p per share. 4. To re-elect Martin Bolland as a Director. 5. To re-elect Andy Parker as a Director. 6. To re-elect Maggi Bell as a Director. 7. To re-elect Vic Gysin as a Director. 8. To re-elect Dawn Marriott-Sims as a Director. 9. To re-elect Gillian Sheldon as a Director. 10. To re-elect Paul Bowtell as a Director. 11. To elect Nick Greatorex as a Director 12. To elect Carolyn Fairbairn as a Director. 13. To elect Andrew Williams as a Director. 14. To re-appoint KPMG LLP as Auditor of the Company. 15. To authorise the Directors to fix the Auditor’s remuneration. 16. That the Directors are generally and unconditionally authorised pursuant to section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into such shares (‘Allotment Rights’), but so that: (a) the maximum amount of shares that may be allotted or made the subject of Allotment Rights under this authority are shares with an aggregate nominal value of £4,527,191; (b) this authority shall expire on 30 June 2016 or, if earlier, on the conclusion of the Company’s next Annual General Meeting; (c) the Company may make any offer or agreement before such expiry which would or might require shares to be allotted or Allotment Rights to be granted after such expiry; and (d) all authorities vested in the Directors on the date of the notice of this meeting to allot shares or to grant Allotment Rights that remain unexercised at the commencement of this meeting are revoked, without prejudice to any allotment of the securities pursuant thereto. THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you should seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant, or other financial adviser who, if you are taking advice in the United Kingdom, is authorised under the Financial Services and Markets Act 2000 or an appropriately authorised independent financial adviser if you are in a territory outside the United Kingdom. If you have sold or otherwise transferred all your ordinary shares in Capita plc, please deliver this document, together with the accompanying documents, as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected. 2 Capita plc Notice of Annual General Meeting 17. That the Directors are empowered pursuant to section 570 and 573 of the Companies Act 2006 to allot equity securities, as defined in section 560 of that Act, pursuant to the authority conferred on them by resolution 16 in the notice of this meeting or by way of a sale of treasury shares as if section 561 of that Act did not apply to any such allotment, provided that this power is limited to: (a) the allotment of equity securities in connection with any rights issue or open offer (each as referred to in the Financial Conduct Authority’s listing rules) or any other pre-emptive offer that is open for acceptance for a period determined by the Directors to the holders of ordinary shares on the register on any fixed record date in proportion to their holdings or ordinary shares (and, if applicable, to the holders of any other class of equity security in accordance with the rights attached to such class), subject in each case to such exclusions or other arrangements as the Directors may deem necessary or appropriate in relation to fractions of such securities, the use of more than one currency for making payments in respect of such offer, any such shares or other securities being represented by depositary receipts, treasury shares, any legal or practical problems in relation to any territory or the requirements of any regulatory body or any stock exchange; and (b) the allotment of equity securities (other than pursuant to paragraph (a) above) with an aggregate nominal value of £692,542. and shall expire when the authority conferred on the Directors by resolution 16 in the notice of this meeting expires save that, before the expiry of this power, the Company may make any offer or agreement which would or might require equity securities to be allotted after such expiry. 18. That any general meeting of the Company that is not an Annual General Meeting may be called by not less than 14 clear days’ notice. 19. That the Company is generally and unconditionally authorised pursuant to section 701 of the Companies Act 2006 to make market purchases (as defined in section 693 of that Act) of ordinary shares of the Company provided that: (a) the maximum aggregate number of such shares that may be acquired under this authority is 66,370,409; (b) the minimum price (exclusive of expenses) which may be paid for such a share is its nominal value; (c) the maximum price (exclusive of expenses) which may be paid for such a share is the maximum price permitted under the Financial Conduct Authority’s listing rules or, in the case of a tender offer (as referred to in those rules), 5% above the average of the middle market quotations for an ordinary share (as derived from the London Stock Exchange’s Daily Official List) for the five business days immediately preceding the date on which the terms of the tender offer are announced; (d) this authority shall expire on 30 June 2016, or if earlier, on the conclusion of the Company’s next Annual General Meeting; and (e) before such expiry the Company may enter into a contract to purchase shares that would or might require a purchase to be completed after such expiry. 20. That the regulations contained in the document produced to the meeting and initialled by the chairman of the meeting for the purpose of identification are adopted as the Company’s new articles of association in substitution for and to the exclusion of the Company’s existing articles of association.	Issuer	Abstain	N/A	N/A
561798	CARNIVAL PLC	CCL	3121522	2/13/2015	4/14/2015	166	1. To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc. 2. To re-elect Sir Jonathon Band as a director of Carnival Corporation and as a director of Carnival plc. 3. To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc. 4. To re-elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc. 5. To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and as a director of Carnival plc. 6. To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc. 7. To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc. 8. To re-elect Laura Weil as a director of Carnival Corporation and as a director of Carnival plc. 9. To re-elect Randall J. Weisenburger as a director of Carnival Corporation and as a director of Carnival plc. 10. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation. 11. To authorize the Audit Committee of Carnival plc to agree to the remuneration of the independent auditors of Carnival plc. 12. To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2014 (in accordance with legal requirements applicable to UK companies). 13. To approve the fiscal 2014 compensation of the named executive officers of Carnival Corporation & plc (in accordance with legal requirements applicable to U.S. companies). 14. To approve the Carnival plc Directors’ Remuneration Report for the year ended November 30, 2014 (in accordance with legal requirements applicable to UK companies). 15. To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies). 16. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies). 17. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs). 18. To transact such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
190964	CATAMARAN CORP	CTRX	148887102	5/12/2015	3/23/2015	858	(a) to receive the Annual Report of the Company which contains the consolidated financial statements of the Company for the fiscal year ended December 31, 2014 and the report of the auditors thereon; (b) to elect the nine director nominees named in the accompanying Proxy Circular and Proxy Statement; (c) to ratify an amendment to the Company's bylaws to include advance notice and certain other requirements for shareholders to propose director nominations or other business for shareholder meetings; (d) to approve on an advisory basis named executive officer compensation, as disclosed in this Proxy Circular and Proxy Statement; (e) to appoint auditors and to authorize the directors to fix the auditors' remuneration and terms of engagement; and (f) to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof	Issuer	Abstain	N/A	N/A
190964	CELGENE CORP	CELG	151020104	6/17/2015	4/20/2015	3,316	1. to elect nine directors; 2. to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; 3. to approve an amendment and restatement of our 2008 Stock Incentive Plan; 4. to hold an advisory vote on 2014 named executive officer compensation; 5. to consider a stockholder proposal, if properly presented, described in more detail in the proxy statement; and 6. to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561798	CENTRICA PLC	CNA	B033F22	4/27/2015	5/1/2015	4,518	Report and accounts 1. To receive the Accounts and the Reports of the Directors and the Auditors for the year ended 31 December 2014. Remuneration policy and report 2. To approve the Remuneration Policy as set out on pages 66 to 73 of the Annual Report and Accounts 2014. 3. To approve the Directors’ Annual Remuneration Report for the year ended 31 December 2014 as set out on pages 74 to 81. Dividend 4. That a final dividend of 8.4 pence per ordinary share be paid on 25 June 2015 to shareholders on the Register of Members at the close of business on 1 May 2015. Election of Directors 5. That Iain Conn be elected as a Director of the Company. 6. That Carlos Pascual be elected as a Director of the Company. 7. That Steve Pusey be elected as a Director of the Company. Re-election of Directors 8. That Rick Haythornthwaite be re-elected as a Director of the Company. 9. That Margherita Della Valle be re-elected as a Director of the Company. 10. That Mark Hanafin be re-elected as a Director of the Company. 11. That Lesley Knox be re-elected as a Director of the Company. 12. That Mike Linn be re-elected as a Director of the Company. 13. That Ian Meakins be re-elected as a Director of the Company. Auditors 14. That PricewaterhouseCoopers LLP be re-appointed as Auditors of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid. 15. That the Directors be authorised to determine the Auditors’ remuneration. Political donations 16. That, in accordance with section 366 of the Companies Act 2006 (the Act), the Company and any company which is, or becomes, a subsidiary of the Company during the period to which this resolution relates are authorised: a. to make donations to political parties or independent election candidates, as defined in sections 363 and 364 of the Act, not exceeding £125,000 in total; b. to make donations to political organisations other than political parties, as defined in sections 363 and 364 of the Act, not exceeding £125,000 in total; and c. to incur political expenditure, as defined in section 365 of the Act, not exceeding £125,000 in total, provided that the aggregate amount of any such donations and expenditure shall not exceed £125,000 during the period commencing on the date of the passing of this resolution and until the conclusion of the 2016 AGM (or, if earlier, until the close of business on 30 June 2016). Authority to introduce a Scrip Dividend Programme 17. That the Directors be generally and unconditionally authorised to exercise the power contained in article 122 of the Company’s Articles of Association so that, to the extent and on such terms and conditions as may be determined by the Directors, the holders of ordinary shares be permitted to elect to receive new ordinary shares credited as fully paid instead of cash in respect of all or part of any future dividend (including any interim dividend), declared or paid by the Directors or declared by the Company in a general meeting (as the case may be). Such authority to commence from the date of approval of this resolution and to expire at the conclusion of the third annual general meeting following approval or on 30 June 2018, whichever is the earlier, to the extent that the Directors decide, at their discretion, to offer a scrip dividend alternative in respect of such dividend. Authority to establish the Centrica Executive Long-Term Incentive Plan 18. That the rules of the Centrica Long-Term Incentive Plan 2015 (LTIP), the principal features of which are summarised in parts 1 and 2 of Appendix 3 to this Notice, a copy of which is produced in draft to the AGM, be approved, and the Directors be authorised to: a. do all things necessary to operate the LTIP, including making such modifications as the Directors consider appropriate to take account of the requirements of the Financial Conduct Authority (FCA) and best practice; and b. establish such further plans for the benefit of employees overseas based on the LTIP subject to such modifications as may be necessary or desirable to take account of overseas security laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual or overall participation in the LTIP. Authority to establish the Centrica On Track Incentive Plan 19. That the rules of the Centrica On Track Incentive Plan (Shares) (OTIP), the principal features of which are summarised in parts 1 and 3 of Appendix 3 to this Notice, a copy of which is produced in draft to the AGM, be approved, and the Directors be authorised to: a. do all things necessary to operate the OTIP, including making such modifications as the Directors consider appropriate to take account of the requirements of the FCA and best practice; and b. establish such further plans for the benefit of employees overseas based on the OTIP subject to such modifications as may be necessary or desirable to take account of overseas security laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual or overall participation in the OTIP. Centrica Sharesave Scheme 20. That the rules of the Centrica Sharesave Scheme 2015 (Sharesave Scheme), the principal features of which are summarised in parts 1 and 4 of Appendix 3 to this Notice, a copy of which is produced in draft to the AGM, be approved, and the Directors be authorised to: a. do all things necessary to operate the Sharesave Scheme, including making such modifications as the Directors consider appropriate to maintain favourable tax treatment for participants and to take account of the requirements of the FCA and best practice; and establish such further plans for the benefit of employees overseas based on the Sharesave Scheme subject to such modifications as may be necessary or desirable to take account of overseas security laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual or overall participation in the Sharesave Scheme. Authority to allot shares 21. That the Directors be generally and unconditionally authorised to exercise all powers of the Company to allot shares in the Company or to grant rights to subscribe for or convert any security into shares in the Company: a. up to a nominal amount of £102,244,284 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of £102,244,284); and b. comprising equity securities (as defined in section 560(1) of the Act) up to a nominal amount of £204,488,569 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings and to holders of other equity securities as required by the rights of those securities, or as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the conclusion of the 2016 AGM (or, if earlier, until the close of business on 30 June 2016) but, in each case, so that the Company may make offers and enter into agreements during this period which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.	Issuer	Abstain	N/A	N/A
190964	CERNER CORP	CERN	156782104	5/22/2015	3/25/2015	1,414	1. To elect three Class II Directors: Mitchell E. Daniels, Jr., Clifford W. Illig and William B. Neaves, Ph.D., each to serve for a three year term (see Proposal #1); 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Cerner Corporation for 2015 (see Proposal #2); 3. To conduct an advisory vote to approve the compensation of our Named Executive Officers (see Proposal #3); 4. To approve the amendment and restatement of the Cerner Corporation Performance-Based Compensation Plan (see Proposal #4); 5. To approve the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan (see Proposal #5); and 6. Any other business that may properly come before the Annual Shareholders' Meeting or any adjournment thereof.	Issuer	Abstain	N/A	N/A
190964	CHARTER COMMUNICATION-A	CHTR	16117M305	4/28/2015	2/27/2015	453	1. The election of ten Class A directors, named in this proxy statement; 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015; and 3. Any other matters properly brought before the stockholders at the meeting.	Issuer	Abstain	N/A	N/A
190964	CHECK POINT SOFTWARE TECH	CHKP	M22465104	6/9/2015	5/1/2015	792	(1) to elect six directors – the terms of six of our current directors will expire at the meeting, and we are proposing to reelect these six directors;(2) to elect two outside directors – the terms of two of our outside directors will expire at the meeting, and we are proposing to reelect these two outside directors; (3) to ratify the appointment and compensation of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for 2015 – Israeli law requires that we ask you, on an annual basis, to approve our auditors; when this proposal is raised, you will also be invited to discuss our 2014 consolidated financial statements; (4) to amend and extend our Employee Stock Purchase Plan; (5) as required by Israeli law, to authorize an increase to the coverage of our D&O liability insurance coverage; (6) as required by Israeli law, to approve the compensation for our Chief Executive Officer who is also the Chairman of our board of directors; and (7) as required by Israeli law, to authorize the Chairman of our board of directors to continue serving as Chairman of our board of directors and our Chief Executive Officer for up to three years following the meeting.	Issuer	Abstain	N/A	N/A
190964	CISCO SYSTEMS INC	CSCO	17275R102	11/20/2014	9/22/2014	21,216	1. To elect ten members of Cisco’s Board of Directors; 2. To approve the amendment and restatement of the Cisco Systems, Inc. Employee Stock Purchase Plan; 3. To vote on a non-binding advisory resolution to approve executive compensation; 4. To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 25, 2015; 5. To vote upon three proposals submitted by shareholders, if properly presented at the annual meeting; and 6. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
190964	CITRIX SYSTEMS INC	CTXS	177376100	5/28/2015	4/1/2015	667	(1) the election of seven directors for one-year terms; (2) approval of our 2015 Employee Stock Purchase Plan; (3) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015; and (4) an advisory vote to approve the compensation of our named executive officers.	Issuer	Abstain	N/A	N/A
561798	COCA-COLA HBC AG-CDI	CCH	B9895B7	6/23/2015	6/18/2015	180	1. To receive the 2014 Integrated Annual Report and to approve the annual management report, the stand-alone financial statements and the consolidated financial statements of Coca-Cola HBC AG and its subsidiaries for the year ended 31 December 2014. 2. To carry forward the available earnings and to declare a dividend of EUR 0.36 on each ordinary registered share of Coca-Cola HBC AG with a par value of CHF 6.70 out of the general capital contribution reserve, as shown in the stand-alone financial statements (capped at an amount of CHF 200,000,000). 3. To grant discharge to the members of the Board of Directors and the members of the Operating Committee for the financial year ended on 31 December 2014. 4. To approve a buy-back of up to 3,000,000 Coca-Cola HBC AG ordinary shares in order to avoid dilution resulting from the issuance of stock options. 5. To approve an amendment to articles 33 and 34 of the Articles of Association, and to authorise the Board of Directors and/or the Remuneration Committee to finalise, approve and adopt amendments to the rules of the Coca-Cola HBC AG Stock Option Plan, in each case in order to allow for the grant of performance share awards instead of stock options. 6. To approve, by way of an advisory vote, the UK Remuneration Report (including the Remuneration Policy) and the Swiss Remuneration Report of Coca-Cola HBC AG. 7. To re-elect certain current members of the Board of Directors and to elect the Chairman of the Board of Directors, the Remuneration Committee and certain new members of the Board of Directors. 8. To elect Ms. Ines Poeschel, Kellerhals Attorneys at law, Zurich, Switzerland, as the independent proxy of Coca- Cola HBC AG. 9. To (i) re-elect PricewaterhouseCoopers AG, Switzerland, as the statutory auditor of Coca-Cola HBC AG, (ii) approve, by way of an advisory vote, the re-appointment of PricewaterhouseCoopers S.A., Greece, as the independent registered public accounting firm of Coca-Cola HBC AG for the purposes of reporting under the applicable rules of the UK’s Financial Conduct Authority, and (iii) re-elect Ernst & Young AG, Switzerland, as audit expert for audits of capital increases. 10. To approve the maximum aggregate amount of the remuneration of the Board of Directors until the next annual general meeting and the maximum aggregate amount of the remuneration of the Operating Committee for the next financial year.	Issuer	Abstain	N/A	N/A
190964	COGNIZANT TECH SOLUTIONS-A	CTSH	192446102	6/2/2015	4/6/2015	2,522	To elect Michael Patsalos-Fox and Robert E. Weissman as Class II Directors and Francisco D’Souza, John N. Fox, Jr., Leo S. Mackay, Jr. and Thomas M. Wendel as Class III Directors to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified; To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015; To consider a stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent, if properly presented at the Annual Meeting; and To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.	Issuer	Abstain	N/A	N/A
190964	COMCAST CORP-CLASS A	CMCSA	20030N101	4/21/2015	3/12/2015	8,693	• Elect directors • Ratify the appointment of our independent auditors • Approve our 2006 Cash Bonus Plan • Vote on three shareholder proposals • Conduct other business if properly raised	Issuer	Abstain	N/A	N/A
190964	COMCAST CORP-SPECIAL CL A	CMCSK	20030N200	4/21/2015	3/12/2015	1,699	• Elect directors • Ratify the appointment of our independent auditors • Approve our 2006 Cash Bonus Plan • Vote on three shareholder proposals • Conduct other business if properly raised	Issuer	Abstain	N/A	N/A
561761	COMMERZBANK AG	CBK	B90LKT4	4/30/2015	4/9/2015	20,665	Presentation of the adopted annual financial statements and the management report (including the explanatory report on the information under § 289 paragraph 4 and paragraph 5 of the Commercial Code (Handelsgesetzbuch) for the fiscal year 2014, submission of the approved consolidated financial statements and the group management report (including the explanatory report on the information under § 315 paragraph 2 no. 5 and paragraph 4 Commercial Code) for the fiscal year 2014, the report by the Supervisory Board, the corporate governance report and the remuneration report for the fiscal year 2014. 2. Resolution on the use of any distributable profits 3. Resolution on the ratification of actions by the members of the Board of Managing Directors 4. Resolution on the ratification of actions by the members of the Supervisory Board 5. Election of the auditor of the annual financial statements, the auditor of the consolidated financial statements and the auditor for the audit review of the interim financial reports for the fiscal year 2015 6. Election of the auditor for the audit review of the interim financial report for the first quarter of the fiscal year 2016 7. Resolution on approval of the system of remuneration for members of the Board of Managing Directors 8. Resolution on the proportionality between variable and fixed annual remuneration for members of the Board of Managing Directors 9. Resolution on the proportionality between variable and fixed annual remuneration for employees of Commerzbank Aktiengesellschaft and for employees and directors of its subsidiaries 10. New election of two members and one substitute member of the Supervisory Board 11. Resolution on the authorization of Commerzbank Aktiengesellschaft to purchase treasury shares for the purpose of securities trading pursuant to § 71 paragraph 1 no. 7 Stock Corporation Act 12. Resolution on the cancellation of Authorized Capitals 2011 and 2012/I, the authorization of the Board of Managing Directors to increase the share capital (Authorized Capital 2015) – with the possibility of excluding shareholders’ subscription rights – and on the corresponding amendments to the Articles of Association 13. Resolution on the authorization of the Board of Managing Directors to issue convertible bonds, bonds with warrants, profit participation rights and other hybrid bonds (the profit participation rights and hybrid bonds with or without conversion or option rights or obligations) with the possibility of excluding the subscription right of the shareholders (Authorization 2015), on the creation of Conditional Capital 2015, on the cancellation of the existing authorization and Conditional Capital 2012/I and on the corresponding amendments of the Articles of Association	Issuer	Abstain	N/A	N/A
561798	COMPASS GROUP PLC	CPG	BLNN3L4	2/5/2015	2/3/2015	1,516	To receive and adopt the Directors’ Annual Report and Accounts and the Auditor’s Report thereon for the financial year ended 30 September 2014. 2. To receive and adopt the Remuneration Policy set out on pages 62 to 68 of the Directors’ Remuneration Report contained within the Annual Report and Accounts for the financial year ended 30 September 2014, such Remuneration Policy to take effect from the date on which this Resolution is passed. 3. To receive and adopt the Directors’ Remuneration Report (other than the Remuneration Policy referred to in Resolution 2 above) contained within the Annual Report and Accounts for the financial year ended 30 September 2014. 4. To declare a final dividend of 17.7 pence per ordinary share in respect of the financial year ended 30 September 2014. 5. To elect Carol Arrowsmith as a director of the Company. 6. To re-elect Dominic Blakemore as a director of the Company. 7. To re-elect Richard Cousins as a director of the Company. 8. To re-elect Gary Green as a director of the Company. 9. To re-elect Andrew Martin as a director of the Company. 10. To re-elect John Bason as a director of the Company. 11. To re-elect Susan Murray as a director of the Company. 12. To re-elect Don Robert as a director of the Company. 13. Re-elect Sir Ian Robinson as a director of the Company. 14. To re-elect Paul Walsh as a director of the Company. 15. To reappoint KPMG LLP as the Company’s auditor until the conclusion of the next Annual General Meeting of the Company. 16. To authorise the directors to agree the auditor’s remuneration. 17. To authorise the Company and any company which is, or becomes, a subsidiary of the Company during the period to which this Resolution relates to: 17.1 make donations to political parties or independent election candidates; 17.2 make donations to political organisations other than political parties; and 17.3 incur political expenditure, during the period commencing on the date of this Resolution and ending on the date of the Company’s next Annual General Meeting, provided that any such donations and expenditure made by the Company, or by any such subsidiary, shall not exceed £100,000 per company and, together with those made by any such subsidiary and the Company, shall not exceed in aggregate £100,000. Any terms used in this Resolution which are defined in Part 14 of the Companies Act 2006 shall bear the same meaning for the purposes of this Resolution 17. 18. To approve the amendments to the rules of the Compass Group PLC Long Term Incentive Plan 2010 (LTIP) produced in draft to this meeting and for the purposes of identification initialled by the Chairman and to authorise the directors to adopt the changes to the LTIP and to do all things necessary to implement the changes. 19. 19.1 To renew the power conferred on the directors by Article 12 of the Company’s Articles of Association for a period expiring at the end of the next Annual General Meeting of the Company after the date on which this Resolution is passed or, if earlier, 4 May 2016; and for that period the section 551 amount shall be £59,128,125. 19.2 In addition, the section 551 amount shall be increased by £59,128,125, for a period expiring at the end of the next Annual General Meeting of the Company after the date on which this Resolution is passed, provided that the directors’ power in respect of such latter amount shall only be used in connection with a rights issue: 19.2.1 to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and 19.2.2 to holders of other equity securities as required by the rights of those securities or as the Board otherwise considers necessary	Issuer	Abstain	N/A	N/A
561761	CONTINENTAL AG	CON	4598589	4/30/2015	4/9/2015	2,626	13. Resolution on the authorization of the Board of Managing Directors to issue convertible bonds, bonds with warrants, profit participation rights and other hybrid bonds (the profit participation rights and hybrid bonds with or without conversion or option rights or obligations) with the possibility of excluding the subscription right of the shareholders (Authorization 2015), on the creation of Conditional Capital 2015, on the cancellation of the existing authorization and Conditional Capital 2012/I and on the corresponding amendments of the Articles of Association 3. Resolution on the ratification of the actions of the Executive Board members for fiscal year 2014. 4) Resolution on the ratification of the actions of the supervisory board members for fiscal year 2014. 5) Resolution on the appointment of the auditor for the financial statements of continental AG and the continental corporation and for review of the interim financial reports for fiscal year 2015.	Issuer	Abstain	N/A	N/A
190964	COSTCO WHOLESALE CORP	COST	22160K105	1/29/2015	11/20/2014	1,814	1. To elect the five Class I directors nominated by the Board of Directors to hold office until the 2018 Annual Meeting of Shareholders and until their successors are elected and qualified; 2. To ratify the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2015; 3. To approve, on an advisory basis, the compensation of the Company’s executive officers for fiscal year 2014 as disclosed in these materials; 4. To approve the Company's 2002 Stock Incentive Plan as amended and restated effective January 29, 2015; 5. To consider a Company proposal to amend the Company's Articles of Incorporation to change certain voting requirements; 6. To consider shareholder proposals as described in the accompanying Proxy Statement, if properly presented at the meeting; and 7. To transact such other business as may properly come before the meeting or any adjournments thereof.	Issuer	Abstain	N/A	N/A
561798	CRH PLC	CRH	0182704	5/7/2015	5/5/2015	740	1. To consider the Company’s financial statements and the Reports of the Directors and Auditors for the year ended 31 December 2014. 2. To declare a dividend on the Ordinary Shares. 1 3. To consider the 2014 Directors’ Remuneration Report (excluding the Remuneration policy summary), the full text of which is set out in the 2014 Annual Report. 2 4. To re-elect the following Directors 3 : Mr. E.J. Bärtschi Ms. M. Carton Mr. W.P. Egan Mr. U-H. Felcht Mr. N. Hartery Mr. P.J. Kennedy Mr. D.A. McGovern, Jr. Ms. H.A. McSharry Mr. A. Manifold Ms. L.J. Riches Mr. H.Th. Rottinghuis Mr. M.S. Towe 5. To authorise the Directors to fix the remuneration of the Auditors. 6. To consider the continuation in office of Ernst & Young as auditors of the Company until the conclusion of the next Annual General Meeting of the Company. 4 7. To consider and, if thought fit, to pass as an Ordinary Resolution 5 : That, in accordance with the powers, provisions and limitations of Article 11(d) of the Articles of Association of the Company, the Directors be and they are hereby authorised to allot relevant securities up to an aggregate nominal value of € 91,843,000. This authority shall expire at the close of business on the earlier of the date of the Annual General Meeting in 2016 or 6 August 2016. With the commencement of the Companies Act 2014, the authority conferred by this resolution shall be applied as if the reference to Section 20 of the Companies Act 1983 Act in Article 11(d) is deemed to refer to Section 1021 of the Companies Act 2014. 8 8. To consider and, if thought fit, to pass as a Special Resolution 6 : That, in accordance with the powers, provisions and limitations of Article 11(e) of the Articles of Association of the Company, the Directors be and they are hereby empowered to allot equity securities for cash provided that the sum of the nominal value of all allotments made pursuant to this authority in accordance with subparagraph (iii) of Article 11(e) and all Treasury Shares (as defined in Section 209 of the Companies Act, 1990) re-issued pursuant to Resolution 10 in the Notice of this Meeting shall not exceed an aggregate nominal value of € 13,915,000. This authority shall expire at the close of business on the earlier of the date of the Annual General Meeting in 2016 or 6 August 2016. With the commencement of the Companies Act 2014, the authority conferred by this resolution shall be applied as if the references to Sections 20 and 23 of the 1983 Act in Article 11(e) are deemed to refer to their equivalent provisions in Sections 1021, 1022 and 1023 of the Companies Act 2014 and the reference to Section 209 of the Companies Act 1990 in this resolution is deemed to refer to Section 1078 of the Companies Act 2014. 9. To consider and, if thought fit, to pass as a Special Resolution: That the Company be and is hereby authorised to purchase Ordinary Shares on the market (as defined in Section 212 of the Companies Act, 1990), in the manner provided for in Article 8A of the Articles of Association of the Company up to a maximum of 10% of the Ordinary Shares in issue at the date of the passing of this Resolution. This authority shall expire at the close of business on the earlier of the date of the Annual General Meeting in 2016 or 6 August 2016. With the commencement of the Companies Act 2014, the authority conferred by this resolution shall be applied as if the references to Section 212 of the Companies Act, 1990 in this resolution and in Article 8A are deemed to refer to Section 1072 of the Companies Act 2014. 10. To consider and, if thought fit, to pass as a Special Resolution: That the Company be and is hereby authorised to re-issue Treasury Shares (as defined in Section 209 of the Companies Act, 1990), in the manner provided for in Article 8B of the Articles of Association of the Company. This authority shall expire at the close of business on the earlier of the date of the Annual General Meeting in 2016 or 6 August 2016. With the commencement of the Companies Act 2014, the authority conferred by this resolution shall be applied as if the references to Section 209 of the Companies Act, 1990 in this resolution and in Article 8B are deemed to refer to Section 1078 of the Companies Act 2014. Special Business 11. To consider and, if thought fit, to pass as a Special Resolution: That it is hereby resolved that, in accordance with Article 60(a) of the Articles of Association of the Company and until the Annual General Meeting in 2016, the Directors be authorised to set the notice period required for the convening of extraordinary general meetings at 14 clear days’ notice (where such meetings are not convened for the passing of a special resolution), if they consider it to be in the best interest of the Company and its shareholders. 9 12. To consider and, if thought fit, to pass as an Ordinary Resolution: That the Directors be and they are hereby authorised, pursuant to Article 137(b) of the Articles of Association of the Company, to exercise the powers contained in the said Article so that the Directors may offer to the shareholders the right to elect to receive an allotment of additional shares credited as fully paid instead of cash in respect of all or part of any dividend or dividends falling to be declared or paid by the Company. Unless renewed at the Annual General Meeting in 2016, this authority shall expire at the close of business on 6 August 2016. 13. To consider and, if thought fit, to pass as an Ordinary Resolution: That the Ordinary share capital of the Company be increased to € 400,000,000 by the creation of 250,000,000 Ordinary Shares of € 0.32 each and the Income share capital of the Company be increased to € 25,000,000 by the creation of 250,000,000 Income Shares of € 0.02 each, such new shares to rank pari passu in all respects with the existing Ordinary and Income Shares respectively. 14. To consider and, if thought fit, to pass as a Special Resolution: That, with effect from the commencement of the Companies Act 2014, the wording in the Memorandum of Association be updated as follows: (a) by the deletion in Clause 2 of the words “The Company is to be a public limited company” and the substitution therefor of the words “The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014”; and (b) by the deletion in Clause 4(21) of the words “section 155 of the Companies Act 1963 and in any statutory modification or re-enactment thereof, or subsidiary (as defined by the said section 155)” and the substitution therefor of the words “the Companies Act 2014 and in any statutory modification or re-enactment thereof, or subsidiary (as defined in the Companies Act 2014)”. 15. To consider and, if thought fit, to pass as a Special Resolution: That, with effect from the commencement of the Companies Act 2014, the regulations contained in the document produced to the meeting and signed by the Chairman for the purposes of identification, be and are hereby approved and adopted as the Articles of Association of the Company, in substitution for and to the exclusion of all existing Articles of Association.	Issuer	Abstain	N/A	N/A
561761	DAIMLER AG-REGISTERED SHARES	DAI	5529027	4/1/2015	4/1/2015	24,480	At the Annual Shareholders’ Meeting of Daimler AG held in Berlin on Wednesday, the shareholders approved the payment of a dividend for the year 2014 of €2.45 per share (prior year: €2.25). This is the highest dividend to-date in the history of Daimler AG. The dividend distribution amounts to €2,621 million. Furthermore, the Annual Shareholders’ Meeting also reelected Dr. Paul Achleitner, chairman of the supervisory board of Deutsche Bank AG, as a member of the Daimler Supervisory Board representing the shareholders. The reelection is effective from the end of the 2015 Annual Shareholders’ Meeting until the Annual Shareholders’ Meeting in the year 2020. The actions of the members of the Board of Management were ratified with 99.69% of the votes cast, and the actions of the members of the Supervisory Board were ratified with 99.71% of the votes cast. In addition, the shareholders authorized the issuance of convertible bonds and/or bonds with warrants and a respective conditional capital. This authorization is valid until March 31, 2020 and replaces the existing framework to the same financial extent.	Issuer	Abstain	N/A	N/A
561761	DEUTSCHE BANK AG-REGISTERED	DBK	5750355	5/21/2015	5/15/2015	32,373	Appropriation of distributable profit 03) Ratification of the acts of management of the members of the Management Board for the 2014 financial year 04) Ratification of the acts of management of the members of the Supervisory Board for the 2014 financial year 05) Election of the auditor for the 2015 financial year, interim accounts 06) Authorization to acquire own shares pursuant to § 71 (1) No. 8 Stock Corporation Act as well as for their use with the possible exclusion of pre-emtive rights 07) Authorization to use derivatives within the framework of the purchase of own shares pursuant to § 71 (1) No. 8 Stock Corporation Act 08) Election to the Supervisory Board 09) Cancellation of existing authorized capital, creation of new authorized capital for capital increases in cash (with the possibility of excluding shareholders’ pre-emptive rights, also in accordance with § 186 (3) sentence 4 Stock Corporation Act) and amendment to the Articles of Association 10) Creation of new authorized capital for capital increases in cash (with the possibility of excluding pre-emptive rights for broken amounts as well as in favor of holders of option and convertible rights) and amendment to the Articles of Association Additional item of the agenda as proposed by shareholders: 11) Special audit (DSW proposal)	Issuer	Abstain	N/A	N/A
561761	DEUTSCHE BOERSE AG	DB1	7021963	5/13/2015	5/6/2015	4,472	1. Presentation of the adopted and approved annual and consolidated annual financial statements, the combined management report of Deutsche Börse Aktiengesellschaft and the Group as at 31 December 2014, the report of the Supervisory Board, the explanatory report of the Executive Board on disclosures pursuant to sections 289 (4) and (5), 315 (2) no. 5 and (4) of the German Commercial Code (Handelsgesetzbuch – HGB) and the proposal for the appropriation of unappropriated surplus 2. Resolution on the appropriation of unappropriated surplus 3. Resolution on the ratification of the acts of the members of the Executive Board 4. Resolution on the ratification of the acts of the members of the Supervisory Board 5. Resolution on the election of members of the Supervisory Board 6. Resolution on the rescission of the existing Authorised Capital II, creation of a new Authorised Capital II with the option of excluding subscription rights and amendments to the Articles of Incorporation 7. Resolution on the rescission of the existing Authorised Capital III, creation of a new Authorised Capital III with the option of excluding subscription rights and amendments to the Articles of Incorporation 8. Resolution on the authorisation to acquire and use treasury shares in accordance with section 71 (1) no. 8 of the AktG and to exclude subscription rights and rights of tender 9. Resolution on the authorisation to use derivatives to acquire treasury shares in accordance with section 71 (1) no. 8 of the AktG and to exclude subscription rights and rights of tender 10. Resolution on the election of the auditor and Group auditor for financial year 2015 as well as the auditor for the review of the condensed financial statements and the interim management report for the first half of financial year 2015	Issuer	Abstain	N/A	N/A
561761	DEUTSCHE LUFTHANSA-REG	LHA	5287488	4/29/2015	4/22/2015	11,216	24 There are currently no concrete plans to utilise the Authorised Capital A. Corresponding anticipatory resolutions with an option to exclude subscription rights are usual nationally and internationally. The Executive Board will carefully examine in each case whether use of the Authorised Capital A and the exclusion of shareholders’ subscription rights are in the interest of the Company and its shareholders. The Executive Board will report to the AGM on any utilisation of the Authorised Capital A. Report of the Executive Board to the AGM on agenda item 6 pursuant to secs. 71 (1), no. 8, sent. 5, 186 (4), sent. 2 AktG On agenda item 6, the AGM is being asked to authorise the Company, pursuant to sec. 71 (1), no. 8 AktG, to acquire its own shares until 28 April 2020 in a pro-rated amount not exceeding 10 % of the Company’s share capital at the time of the AGM resolution or – if this value is lower – at the time of exercise of this authorisation. The proposed authorisation to purchase own shares renews the previous authorisation which was granted by the AGM on 29 April 2010 for the max. permissible five-year term and which expires on 28 April 2015. The authorisation is designed to enable the Company to use the instrument of share buy-backs until 28 April 2020. In this respect, the authorisation is again to be granted for the legally permissible max. five-year term. The shares acquired on the basis of this authorisation, together with other Company shares which the Company has already purchased and still owns or which have to be allocated to it under secs. 71 d and 71 e AktG, must at no point in time exceed 10 % of the share capital concerned. Moreover, a purchase is only permissible if the Company at the time of the purchase could form a reserve in the amount of the outlays for the purchase without lowering its share capital or any reserve to be formed by operation of law or the Articles of Association which must not be used for paying shareholders, and if the issue amount on the shares to be purchased has been paid in full. The authorisation must not be used to trade own shares. The authorisation may be used, in one single amount or in part-amounts, in one or more stages, by the Company, by its Group companies or – for its own or their account – by third parties. Under the proposed resolution, the Company is enabled – on the basis of this authorisation – to buy its own shares while excluding any right to offer and – on the basis of this or another authorisation – to sell or issue its own shares purchased subject to a partial exclusion of shareholders’ subscription rights. Acquisition procedure and exclusion of any rights to offer The shares may be purchased via the stock exchange or by means of a public offer to purchase made to all shareholders or by means of a public call for the submission of offers to sell or by granting shareholders a right to offer. This gives all shareholders in the same manner an opportunity to sell shares to the Company wherever it makes use of its authorisation to purchase own shares. In a public offer to purchase and the public call for submission of offers to sell, the addressees of the offer to purchase 25 and/or the call can decide how many shares and – where a price range is set – at what price they wish to add them to the offer to purchase and/ or to offer them to the Company. Here, it may happen that the quantity of Company shares offered by the shareholders exceeds the quantity of shares required by the Company. In such a case, they must be allocated by quota, so that – wherever the offer to purchase is oversubscribed or if, in a call for submission of offers to sell, not all of several, same-value offers can be accepted – the purchase may be on the basis of the ratio of the shares offered (“offering quota”) instead of the ratio of the shares in the Company of the offering shareholders (“participation quota”). In addition, provision may be made for preferential acceptance of low numbers of up to 10 0 shares for purchase of offered shares per shareholder. To that extent, any further-going right to offer of the shareholders is excluded in each case. This possibility serves to avoid fractional amounts when defining the quotas to be purchased and small residual holdings and, hence, to facilitate technical processing. Any de facto disadvantaging of small shareholders, too, can thus be avoided. Provision is also to be made for commercial rounding to avoid arithmetic fractions of shares. To that extent, the purchase quota and the number of shares to be purchased by the individual offering shareholders can be rounded in a way that is necessary to represent the purchase of whole shares in terms of processing technicalities. The authorisation also provides for the purchase to be implemented using the rights to offer made available to the shareholders. These rights to offer may be designed in such a way that the Company only has a duty to purchase whole shares and that the allocation of fractions of rights to offer is excluded. Wherever rights to offer cannot be exercised, they lapse. This procedure treats shareholders equally and facilitates the technical processing of the share buy-back. The Executive Board believes the exclusion of any further-going right to offer of the shareholders this procedure contains in each case to be objectively justified and justified in dealings with the shareholders. The countervalue for the purchase of such shares (without transfer costs) must not be more than 10 % higher or lower than the market price. The crucial market price is the Company’s share price established on the trading day concerned at the opening auction in the Xetra trading system of the Frankfurt stock exchange (or any comparable successor system). In the event of a purchase by means of an offer to purchase made to all shareholders or by means of a call for submission of offers to sell, or by granting a right to offer, the market price is to be the average price of the Company’s share in the closing auction in Xetra trading of the Frankfurt stock exchange (or any comparable successor system) on the last five trading days prior to publication of the decision to submit this offer. In the event of substantial deviations in the crucial share price after publication of an offer to purchase or the public call for submission of offers to sell, or the grant of a right to offer, the offer or the call for submission of offers to sell may be adjusted accordingly. In this case, the average price on the three trading days prior to publication of any adjustment is used as 26 basis; the 10%-limit for a higher or lower price must be applied to this amount. The offer to purchase or the call for submission of offers to sell or the grant of a right to offer may provide for further conditions. Utilisation of acquired shares and exclusion of subscription rights Own shares purchased by the Company may be resold on the stock exchange or by means of a public offer made to all shareholders. This safeguards shareholders’ right to equal treatment when shares purchased on the basis of the authorisation are sold. In addition, the proposed resolution provides for the Company to be enabled to sell own shares purchased on the basis of the authorisation in another manner as well than on the stock exchange or by means of an offer made to all shareholders, if its own shares are sold at a price which is not significantly below the market price of the Company’s share. This authorisation, which is equivalent to an exclusion of subscription rights, makes use of the possibility permitted by sec. 71 (1), no. 8 AktG, by analogous application of sec. 18 6 (3), sent. 4 AktG, of easier exclusion of subscription rights. In the Company’s interest, the object is specifically to permit an offer of the Company’s shares to institutional investors and/or to expand the circle of shareholders. The object is to enable the Company to respond quickly and flexibly to favorable stockmarket situations. Compared with selling the shares on the stockmarket spread over time, this approach translates into an immediate inflow of funds and avoids the uncertainty of future developments in the stockmarket for the whole purchase price obtained. Shareholder interests are taken into account by providing that the shares may only be sold at a price which is not significantly below the market price for the Company share when they are sold. When making use of the authorisation, the Executive Board will set the markdown from the share price as low as is possible in accordance with the predominant market conditions at the time of placement. Interested shareholders may maintain their participation quota by making additional purchases subject to largely equal conditions. The authorisation for this form of sale only applies, however, where the shares sold with subscription rights excluded pursuant to sec. 18 6 (3), sent. 4 AktG must not exceed a total of 10 % of the share capital, viz. neither at the time of the authorisation taking effect nor at the time of its exercise. Counting toward this 10%-limit of the share capital are shares that are issued after the legal effect of this authorisation, while utilising an authorisation valid at the time of this authorisation taking effect and/ or an authorisation taking its place to issue new shares under Authorised Capital pursuant to sec. 18 6 (3) , sent. 4 AktG with subscription rights excluded. Also counting toward this 10%-limit of the share capital are shares that were and/or must be issued to service convertible bonds and/or bonds with warrants attached wherever the bonds were issued after the legal effect of this authorisation on the basis of an authorisation valid at the time of the authorisation taking effect and/or taking its place, 27 by analogous application of sec. 18 6 (3), sent. 4 AktG with subscription rights excluded. Counting this way, it is ensured that own shares purchased are not sold with subscription rights excluded pursuant to sec. 18 6 (3), sent. 4 AktG if this means that the shareholders’ subscription rights in respect of more than 10 % of the share capital would be excluded without any factual reason by direct or indirect application of sec. 18 6 (3) , sent. 4 AktG. This further-going restriction is in the interest of shareholders who wish to maintain their percentage holding wherever possible. The Company is also to be authorised to utilise own shares purchased on the basis of the proposed authorisation as consideration specifically within the scope of (also indirect) purchases of companies, business units, or interests in companies, for company mergers and the purchase of assets, incl receivables from the Company. National and international competition is increasingly calling for this form of financing acquisitions or mergers, all the more so since the seller is frequently also interested in receiving shares in the acquiring company as consideration, since this may be more advantageous for him. In many cases, very high consideration must be paid for such measures. Such consideration often cannot, or is not to, be made in money – especially from the standpoint of an optimal financing structure. Thus, the possibility of offering own shares as consideration creates an advantage in the competition for interesting acquisition targets and attractive assets. In addition, it may be in the Company’s and, hence also the shareholders’, strategic interest to win over the seller of an acquisition target as shareholder. Finally, such a financing measure may also spare the Company’s liquidity. The proposed authorisation is intended to give the Company the necessary leeway for taking action to make quick and flexible use of any market opportunities. The proposed exclusion of subscription rights takes this into account. In defining the valuation ratios, the Executive Board will ensure that shareholders’ interests are adequately safeguarded. In this respect, the Executive Board will take account of the market price of Company’s share. However, planning does not call for a rigid link-up to a market price since, in particular, it should be ensured that any negotiation results once obtained cannot be called into question again owing to fluctuations in the market price. The Company will also have at its disposal the Authorised Capital A for the acquisition of companies, business units, or interests in companies, for company mergers and for the purchase of assets, incl Company receivables. If corresponding projects begin to take shape, the Executive Board will make a careful check of whether it should make use of the authorisation to grant own shares or of the Authorised Capital A. In the decision on the form of share purchase or a combination of different forms of share purchase, the Executive Board will be guided solely by the interests of the Company and the shareholders. The additionally envisaged possibility of using available own Company shares instead of resorting to a capital increase or a cash payment may make sense in business terms and, to that extent, the purpose of the authorisation is to increase flexibility. 28 In addition, the Company is to have the option of using own shares purchased on the basis of the proposed authorisation to meet rights of holders and/or creditors and to meet conversion obligations under conversion or warrant rights and/or conversion obligations granted and/ or established by the Company or by the Company’s direct or indirect majority interest when issuing bonds. To the extent that the Company makes use of this option, no conditional capital increase need be made, so that the shareholders’ interests are not affected by the additional option. The Company is to be authorised to offer its own shares purchased as employee shares to the Company’s and affiliated companies’ workforce (incl members of governing bodies) for purchase. This is to enable the Company to offer shares to such employees even without needing to have recourse to Authorised Capital B. In the decision on the form of share purchase for issuing staff shares, the Executive Board will be guided solely by the interests of the Company and the shareholders. The additionally envisaged possibility of using own available Company shares instead of resorting to a capital increase or a cash payment may make sense in business terms and, to that extent, the purpose of the authorisation is to increase flexibility. Issuing own shares to employees, usually subject to the specification of a reasonable lock-up period of several years, is in the interest of the Company and of the shareholders, because this enhances identification with the Company and, hence, the Company value. In calculating the purchase price payable by staff, a discount may be granted that is customary in the case of staff shares and is a reasonable amount geared to the Company’s success. To the extent that the issue of own shares to executives requires the consent of the supervisory board of the company concerned, own shares are only offered for purchase with the prior consent of the supervisory boards concerned. The Company’s Executive Board members, too, are to be given an option of being offered a share-based remuneration by the Supervisory Board using own shares. The decision on this is taken exclusively by the Company’s Supervisory Board as the governing body in charge of defining the remuneration of the Executive Board, taking account of the provisions of statute, in particular as regards the appropriateness of the overall remuneration of Executive Board members (sec. 87 AktG). Finally, the Company is to be enabled to use the shares purchased in any payment of a so-called scrip dividend whereby shareholders are offered the alternative of contributing their claim to a dividend as an (either complete or partial) non-cash contribution to the Company in return for a grant of new shares under Authorised Capital A. A scrip dividend using own shares may be implemented, e. g., in the form of an offer made to all shareholders while safeguarding their subscription rights and safeguarding the equal-treatment principle (sec. 53 a AktG). Here, the shareholders are only offered whole shares in each case; as regards that part in the claim to a dividend that does not reach the subscription price for a whole share (and/or exceeds same), the shareholders are referred to the purchase of the cash dividend and cannot receive shares 29 to that extent; no offer of partial rights is envisaged, nor the set-up of trading in subscription rights or fractions thereof. Since the shareholders receive a pro-rated cash dividend instead of a purchase of own shares, this appears justified and reasonable. It is also feasible that some foreign investors, owing to capital-market stipulations, are not offered a scrip dividend, but merely receive a cash dividend. In a specific case, it may be preferable, depending on the capital-market situation, to design the implementation of a scrip dividend using own shares in such a way that the Executive Board, though offering all shareholders who are entitled to a dividend own shares for purchase in return for assigning their dividend claim, while safeguarding the general equal-treatment principle (sec. 53 a AktG), it formally excludes shareholders’ subscription right overall, however. Implementing a scrip dividend while formally excluding the subscription right enables the scrip dividend to be implemented under more flexible conditions. In view of the circumstance that all shareholders are offered own shares and excess dividend part-amounts are settled by paying a cash dividend, the subscription-right exclusion to that extent as well appears justified and reasonable. In addition, the Company will also have at its disposal Authorised Capital A for this purpose. In the decision on the form of share purchase or a combination of different forms of share purchase to finance such measures, the Executive Board will be guided solely by the interests of the Company and the shareholders. The additionally envisaged possibility of using available own Company shares instead of resorting to a capital increase or a cash payment may make sense in business terms and, to that extent, the purpose of the authorisation is to increase flexibility. Shareholders’ subscription rights to own shares purchased is excluded in any utilisation set forth in the paragraphs above. In addition, if the shares are sold via an offer to sell made to all shareholders, shareholders’ subscription rights are excluded for fractional amounts. This exclusion of subscription rights is necessary in order to implement the permissible utilisation options and to restrict the outlays incurred by the Company in the case of fractional amounts to a meaningful degree. Finally, the Executive Board is to be authorised, with the consent of the Supervisory Board, to call in own shares acquired on the basis of this authorisation even without a renewed AGM resolution. As a general rule, this involves a decrease in the share capital. In a departure from this, however, the Executive Board is also to be authorised to implement the call-in pursuant to sec. 237 (3), no. 3 AktG without a change in the share capital. In such a case, the call-in leads to an increase in the percentage of the remaining shares in the capital pursuant to sec. 8 (3) AktG. The Company is also to be authorised in this case to amend the number of shares specified in the Articles of Association. The Executive Board will report on any use made of the authorisation to purchase own shares at the next AGM in each case. 30 Report of the Executive Board to the AGM on item 7 of the agenda pursuant to sacs. 71 (1), no. 8, sent. 5, 186 (4), sent. 2 AktG Supplementing agenda item 6, on item 7 of the agenda the AGM is requested to authorise the Company, to acquire its own shares, also using derivatives, and to perform corresponding derivative transactions. For the Company, it may be an advantage to sell put options, to acquire call options or to conclude forward purchases (each a “derivative” or “derivative transaction”), rather than directly buying the Company’s shares. More flexibility is opened up for the Company in designing its buy-back strategy. This authorisation is not only to be used by the Company itself, but also by Group companies and by third parties acting for the account of the Company or of a Group company. These possibilities merely supplement the authorisation proposed under agenda item 6, so that this additional authorisation is not associated with any expansion of the overall scope of the buy-back possibility. In a sale of put options, the Company grants the buyer the right to sell shares to the Company at a price defined in the put option (the strike) during the contractual term. As consideration, the Company receives an option premium which corresponds to the value of the put option, taking account of the strike, the term of the option and the volatility of the share. If the put option is exercised, the option premium paid by the buyer of the put option reduces the overall countervalue spent by the Company on acquiring the share. Exercising the put option makes sense in business terms for the option owner wherever the share price at the time of exercise is below the preferential price because he can then sell the share at a higher preferential price. From the Company’s standpoint, share buy-backs using put options have the advantage that the strike is defined upon conclusion of the option transaction already, while a liquidity outflow only takes place on the day of the exercise. In addition, the purchase price of the shares for the Company, taking account of the option premium earned, is always below the share price upon conclusion of the option transaction. If the option owner does not exercise the option, because the share price on the exercise day is above the strike, the Company cannot purchase its own shares in this way, but the option premium earned does remain with the Company. In the acquisition of a call option, the Company receives the right against payment of an option premium to buy a pre-defined number of shares at a pre-defined price (the strike) from the seller of the option, the writer, during the agreed contractual term. Exercising the call option makes sense in business terms for the Company wherever the share price is above the strike since it can then buy the shares at a lower strike from the writer. In this way, the Company hedges its risk of having to buy its own shares at a higher price. In addition, the Company’s liquidity is initially spared since the defined purchase price need only be paid when the call options are exercised. 31 In forward purchases, the Company acquires the shares pursuant to the agreement with the forward seller at a purchase price, defined when the forward purchase was concluded, on a certain date in the future. Concluding forward purchases may make sense for the Company if it wishes to underpin its need for own shares on the date at a certain price level. The Company may combine the deployment of derivatives, i. e. it is not confined to making use of only one of the types of derivatives described. The stipulations contained in the authorisation for the design of the derivatives are to ensure that the equal-treatment principle is preserved also when derivative transactions are used in the purchase of own shares, and shareholders sustain no financial disadvantage. The price agreed in the derivative (without transfer costs, though taking account of the included and/or paid option premium) for the acquisition of a share when put options are exercised and/or in meeting a forward purchase may not be 10 % higher and 30 % lower than the Company’s share price established by the opening auction in the Xetra trading system of the Frankfurt stock exchange (or any comparable successor system) on the day of conclusion of the derivative transaction. The purchase price per share agreed in the derivative concerned when a call option is exercised may not be 10 % higher or lower than the average closing price of the share in the Xetra trading system of the Frankfurt stock exchange (or any comparable successor system) on the fourth, third and second trading day preceding the exercise of the call option. Thanks to the determination of option premium and exercise and/or purchase price made in the derivative conditions and to the obligation to be included in the derivative conditions to service options and forward purchases with shares that were purchased on the stockmarket only while preserving the equal-treatment principle, it can be ruled out that shareholders are financially disadvantaged by such share buy-backs. Since the Company earns and/or pays a fair market price, the shareholders not involved in the derivative transactions do not sustain any material disadvantage in terms of value. This is equivalent, to that extent, to the shareholders’ position when shares are bought back via the stockmarket in which, again, not all shareholders can, in fact, sell shares to the Company. Both the stipulations for the design of the derivatives and the stipulations for the delivery of suitable shares ensure that comprehensive justice is done to the equal-treatment principle of shareholders in this purchase form as well. To that extent, also in line with the legal concept underlying sec. 18 6 (3), sent. 4 AktG, it is justified that the shareholders are not to be entitled to conclude such derivative transactions with the Company. Nor does a right of shareholders exist to conclude derivative transactions wherever – in any purchase of own shares using derivatives – a preferential offer for the conclusion of derivative transactions based on the low number of shares is envisaged. For the rest, without the exclusion of any subscription right and a right to offer, it would hardly be possible to conclude financially meaningful derivative transactions 32 with counter parties suitable for such derivatives or at short notice. In the purchase of own shares using derivatives, shareholders are only to have a right to offer their shares to the extent that the Company has a duty under the derivatives to purchase their shares. Otherwise, the use of derivatives within the scope of buying back own shares would not be possible and, hence, the associated advantages would not be attainable for the Company. The Executive Board believes the non-grant and/or the restriction of the right to offer is justified following careful weighing of the interests of the shareholders and the interests of the Company thanks to the advantages that the Company may enjoy from using derivatives. The term of the derivatives must be chosen in such a manner that the shares, as set forth in the derivative conditions, are not purchased after 28 April 2020. This ensures that the Company, after expiry of the authorisation to purchase own shares valid until 28 April 2020, no longer buys back own shares based on this authorisation. In addition, the term of the various derivatives is limited to max. 18 months. The entire purchase volume via derivatives is limited to max. 5 % of the share capital, viz. relative both to this authorisation taking effect and to its exercise by using derivatives. Moreover, the share purchases must also count toward the 10%-limit of the authorisation to be resolved in accordance with agenda item 6 to purchase and utilise own shares. The Executive Board will report on any use made of the authorisation to purchase own shares and also on the utilisation of derivatives.	Issuer	Abstain	N/A	N/A
561761	DEUTSCHE POST AG-REG	DPW	4617859	5/27/2015	5/20/2015	23,873	1. Presentation of the adopted annual financial statements and approved consolidated financial statements, of the management reports for the Company and the Group with the explanatory report on information in accordance with Sections 289 (4), 315 (4) of the German Commercial Code (Handelsgesetzbuch, “HGB") and in accordance with Section 289 (5) HGB and of the report by the Supervisory Board for fiscal year 2014. Item 1 on the agenda does not require a resolution by the Annual General Meeting since the Supervisory Board has already approved the annual and consolidated financial statements. The documents presented serve to inform the Annual General Meeting with regard to the fiscal year ended and the position of the Company and the Group. 2. Appropriation of available net earnings The Board of Management and the Supervisory Board propose that the available net earnings (Bilanzgewinn) of EUR 1,645,175,451.02 for fiscal year 2014 be appropriated as follows: Distribution to the shareholders via dividend of EUR 0.85 per no-par value share carrying dividend rights EUR 1,029,503,222.70 Appropriation to other earnings reserves EUR 0.00 Profit brought forward EUR 615,672,228.32 4 Annual General Meeting 2015 Since the dividend is being paid in full from the tax specific capital contribution as defined in Section 27 of the German Corporate Income Tax Act (Körperschaftsteuergesetz, "KStG") (contributions not paid into the nominal capital), the payment is being made without deduction of withholding tax and solidarity surcharge. The dividend is tax-exempt for shareholders resident in Germany. It does not entitle recipients to a tax refund or a tax credit. For tax purposes, the distribution is considered a repayment of contributions and, in the view of the German tax authorities, serves to reduce the cost of acquiring the shares. The number of no-par value shares carrying dividend rights may change before the date of the Annual General Meeting. In this case, an adjusted appropriation proposal will be submitted to the Annual General Meeting providing for an unchanged dividend per no- par value share carrying dividend rights and a correspondingly adjusted profit brought forward. 3. Approval of the actions of the members of the Board of Management The Board of Management and the Supervisory Board propose that the actions of the members of the Board of Management holding office in fiscal year 2014 be approved for this period. 4. Approval of the actions of the members of the Supervisory Board The Board of Management and the Supervisory Board propose that the actions of the members of the Supervisory Board holding office in fiscal year 2014 be approved for this period. Annual General Meeting 2015 5. Appointment of the independent auditors for fiscal year 2015 and the independent auditors for the audit review of the Group’s condensed financial statements and the interim management report as of June 30, 2015. At the recommendation of the Finance and Audit Committee, the Supervisory Board proposes to appoint PricewaterhouseCoopers AG, Wirtschaftsprüfungsgesellschaft, Düsseldorf, as auditors of the Company and the Group for fiscal year 2015 and as auditors for the audit review of the Group's condensed financial statements and the interim management report as of June 30, 2015. 6. Election to the Supervisory Board The term of office of Mr. Roland Oetker will expire at the close of this Annual General Meeting. He is to be elected for an additional term of office as a shareholder representative on the Supervisory Board. Taking into account the objectives resolved by the Supervisory Board regarding the composition of the Supervisory Board and based on the recommendation of the nomination committee, the Supervisory Board proposes that Mr. Roland Oetker, Düsseldorf, Germany, Managing Director, ROI Verwaltungsgesellschaft mbH, be elected as member of the Supervisory Board for the term of office that expires at the close of the Annual General Meeting which resolves the approval of actions for the fourth fiscal year after the commencement of the term of office. The fiscal year in which the term of office begins shall not be taken into account. The Supervisory Board of Deutsche Post AG is composed of ten shareholder representatives and ten employee representatives in accordance with Sections 96 (1), 101 (1) of the German Stock Corporation Act (Aktiengesetz, "AktG"), and Section 7 (1) sentence 1 No. 3 of the German Co-Determination Act (Gesetz über die Mitbestimmung der Arbeitnehmer) dated May 4, 1976 and Section 10 (1) of the Articles of Association. The Annual General Meeting is not bound by nominations for the election of shareholder representatives to the Supervisory Board. 6 Annual General Meeting 2015 Further information on agenda item 6, in particular pursuant to Section 125 (1) sentence 5 AktG and pursuant to No. 5.4.1 (4–6) of the German Corporate Governance code, is provided below, subsequent to this convocation of the Annual General Meeting. 7. Amendment to the Articles of Association Section 19 (1) sentence 1 of the Articles of Association currently states that only shareholders who are registered in the Company's share register on the date of the Annual General Meeting and have registered in good time may attend the Annual General Meeting and exercise their voting rights at the Annual General Meeting. The amendment to the Articles of Association proposed below is to delete the date of registration in the share register (day of the Annual General Meeting). The reason for this amendment is that the Federal Government's 2014 Bill to Amend the German Stock Corporation Act ("2014 amendments to German Stock Corporation Act") will introduce a uniform statutory record date. If the proposed Bill enters into force as it now stands, shareholders of a listed stock corporation with registered shares would only be able to attend an annual general meeting and exercise their voting rights if they have registered in the company's share register by the start of the twenty-first day prior to annual general meeting. The proposed amendment to the Articles of Association is intended as a precautionary measure in the event that the Federal Government's proposed amendment of the Act enters into force. For as long as the Act does not set out a uniform record date, all shareholders who are registered in the share register on the date of the Annual General Meeting and have registered in good time may still attend the Annual General Meeting and exercise their voting rights – even after the amendment to the Articles of Association. Once the Act enters into force and sets out a uniform record date, that record date will be binding. Annual General Meeting 2015 7 The Board of Management and the Supervisory Board propose adoption of the following resolution: Section 19 (1) sentence 1 of the Articles of Association is reworded as follows; the other sentences of Section 19 (1) remain unchanged: "Shareholders who are registered in the Company's share register and have registered in good time may attend the General Shareholders’ Meeting and exercise their voting rights at the General Shareholders’ Meeting.” The current version of the Articles of Association (last updated: December 11, 2014) is available online at www.dpdhl.com.	Issuer	Abstain	N/A	N/A
561761	DEUTSCHE TELEKOM AG-REG	DTE	5842359	5/21/2015	5/14/2015	67,385	1 Submissions to the shareholders’ meeting pursuant to § 176 (1) sentence 1 of the German Stock Corporation Act (Aktiengesetz – AktG). The Board of Management shall make available to the shareholders’ meeting, pursuant to § 176 (1) sentence 1 AktG, the following submissions and the Board of Management explanatory report on the details pursuant to § 289 (4) and (5), § 315 (4) German Commercial Code (Handelsgesetzbuch – HGB): The approved annual financial statements of Deutsche Telekom AG as of December 31, 2014, The approved consolidated financial statements as of December 31, 2014, The combined management and Group management report, The Supervisory Board’s report, and The proposal by the Board of Management on the appropriation of net income. All aforementioned documents are available on the website: http://www.telekom.com/hauptversammlung and will also be available for inspection during the shareholders’ meeting. The Supervisory Board approved the annual financial statements and the consolidated financial statements compiled by the Board of Management pursuant to § 172 AktG on February 25, 2015. With their approval by the Supervisory Board, the annual financial statements are adopted. Adoption of the annual financial statements and approval of the consolidated financial statements by the shareholders’ meeting pursuant to § 173 AktG are therefore not required. Rather, the submissions relating to agenda item 1 shall be made available and explained at the shareholders’ meeting without the necessity (with the exception of the resolution proposal for agenda item 2) for a resolution to be taken within the meaning of AktG. 2 Resolution on the appropriation of net income. The Board of Management and the Supervisory Board propose the adoption of the following resolution: The net income of EUR 4,666,823,501.86 posted in the 2014 financial year shall be used as follows: Payment of a dividend of EUR 0.50 per no par value share carrying dividend rights with maturity date on June 17, 2015 = EUR 2,257,346,821.00 and carry forward the remaining balance to unappropriated net income = EUR 2,409,476,680.86 The dividend shall be paid out in cash or in the form of shares in Deutsche Telekom AG. Details relating to dividend payment in cash and the possibility for shareholders to opt to receive shares will be explained in a document which will be made available to shareholders and contains, in particular, information about the quantity and type of shares as well as an explanation about the reasons for, and details of, the offer. The total dividend and the remaining balance to be carried forward in the above resolution proposal regarding the appropriation of net income are based on the dividend-bearing capital stock of EUR 11,557,615,723.52 on February 10, 2015, divided up into 4,514,693,642 no par value shares. The number of shares carrying dividend rights may change up to the date on which the vote on the resolution regarding the appropriation of net income is taken. In this case, the Board of Management and Supervisory Board shall submit to the shareholders’ meeting a suitably amended resolution proposal regarding the appropriation of net income, which contains an unchanged payment of EUR 0.50 per no par value share carrying dividend rights; this shall be without prejudice to the offer to receive the dividend in the form of shares in place of cash. The amendment shall be made as follows: If the number of shares carrying dividend rights and thus the total dividend decreases, the amount to be carried forward to unappropriated net income increases accordingly. If the number of shares carrying dividend rights and thus the total dividend increases, the amount to be carried forward to unappropriated net income decreases accordingly. If the resolution proposal of the Board of Management and Supervisory Board is accepted, the following shall apply to payment of the dividend: As the dividend for the 2014 financial year is to be paid in full from the tax contribution account in accordance with § 27 Corporation Tax Act (Körperschaftsteuergesetz – KStG), (contributions other than into nominal capital), no capital gains tax or solidarity surcharge will be deducted. Dividends paid to shareholders in Germany are not subject to taxation. This applies both to dividends paid in cash and – where available – also to dividends paid in shares. Dividends do not entail tax refunds or tax credits. In the German tax authorities’ view, the dividend payment reduces the acquisition costs of the shares for tax purposes. 3 Resolution on the approval of the actions of the members of the Board of Management for the 2014 financial year. The Board of Management and the Supervisory Board propose the adoption of the following resolution: The actions of the Board of Management members holding office in the 2014 financial year shall be approved for this period. 4 Resolution on the approval of the actions of the members of the Supervisory Board for the 2014 financial year. The Board of Management and the Supervisory Board propose the adoption of the following resolution: The actions of the Supervisory Board members holding office in the 2014 financial year shall be approved for this period 5 Resolution on the appointment of the independent auditor and the Group auditor for the 2015 financial year as well as the independent auditor to review the condensed financial statements and the interim management report (§ 37w, § 37y no. 2 German Securities Trading Act (Wertpapierhandelsgesetz – WpHG) in the 2015 financial year. The Supervisory Board proposes, based on a corresponding recommendation from the Audit Committee, the adoption of the following resolution: a) PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Frankfurt am Main, shall be appointed as the independent auditor and Group auditor for the 2015 financial year. b) PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Frankfurt am Main, shall, in addition, be appointed as the independent auditor to review the condensed financial statements and the interim management report (§ 37w, § 37y no. 2 WpHG) in the 2015 financial year. PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Frankfurt am Main, has declared to the Supervisory Board that there are no business, financial, personal, or other relationships existing between them, their executive bodies, and audit managers, on the one hand, and the Company and the members of its executive bodies, on the other, which may cast doubt on their impartiality. 6 Election of a Supervisory Board member. The current term of office for Dr. Wulf H. Bernotat, member of the Supervisory Board elected by the shareholders’ meeting, expires at the end of the shareholders’ meeting on May 21, 2015. Dr. Wulf H. Bernotat is to be elected to a further term of office on the Supervisory Board by the shareholders’ meeting. The Supervisory Board therefore proposes that Dr. Wulf H. Bernotat, managing director and partner of Bernotat & Cie. GmbH, Essen, and former Chairman of the Board of Management of E.ON AG, Dusseldorf, resident in Essen, be elected to the Supervisory Board as a shareholder representative for the period up to the end of the shareholders’ meeting which passes a resolution on the approval of the Supervisory Board’s actions for the 2019 financial year. Details on agenda item 6 pursuant to § 125 (1) sentence 5 AktG and to section 5.4.1 (4) through (6) German Corporate Governance Code: Dr. Wulf H. Bernotat is a member of other statutory supervisory boards in the following companies: Allianz SE, Munich Bertelsmann Management SE, Gütersloh Bertelsmann SE & Co. KGaA, Gütersloh Deutsche Annington Immobilien SE, Dusseldorf (Chairman) Metro AG, Dusseldorf Dr. Wulf H. Bernotat is not a member of comparable domestic or foreign supervisory bodies of commercial enterprises. The Supervisory Board is of the opinion that, with the exception of the fact that Dr. Wulf H. Bernotat is already currently a member of the Supervisory Board of Deutsche Telekom AG, no personal or business relationships exist between Dr. Wulf H. Bernotat, on the one hand, and companies in the Deutsche Telekom Group, the executive bodies of Deutsche Telekom AG, or a shareholder with a direct or indirect holding of more than 10% of Deutsche Telekom AG shares carrying voting rights, on the other, which would significantly impact the result of the vote at the shareholders’ meeting. 7 Election of a Supervisory Board member. Supervisory Board member Dr. h. c. Bernhard Walter passed away on January 11, 2015. A new member was then appointed to the Supervisory Board by court order, however, this member has since resigned his seat. The shareholders’ meeting is now to elect Prof. Dr. Michael Kaschke as a Supervisory Board member. An application for the appointment of Prof. Dr. Michael Kaschke by court order for the period up to the end of the shareholders’ meeting on May 21, 2015 has already been made. The Supervisory Board therefore proposes that Prof. Dr. Michael Kaschke, Chairman of the Management Board of Carl Zeiss AG, Oberkochen, resident in Oberkochen, be elected to the Supervisory Board as a shareholder representative for the period up to the end of the shareholders’ meeting which passes a resolution on the approval of the Supervisory Board’s actions for the 2019 financial year. Details on agenda item 7 pursuant to § 125 (1) sentence 5 AktG and to section 5.4.1 (4) through (6) German Corporate Governance Code: Prof. Dr. Michael Kaschke is a member of other statutory supervisory boards in the following companies: Carl Zeiss Meditec AG, Jena (Chairman/group body), Carl Zeiss Microscopy GmbH, Jena (Chairman/group body), Carl Zeiss Industrielle Messtechnik GmbH, Oberkochen (Chairman/group body), Carl Zeiss SMT GmbH, Oberkochen (Chairman/group body) Henkel AG & Co. KGaA, Dusseldorf Furthermore, Prof. Dr. Michael Kaschke is a member of comparable domestic or foreign supervisory bodies for the following commercial enterprises: Carl Zeiss (Bangalore) India Pvt. Ltd., Bangalore, India (Chairman/group body), Carl Zeiss de México S.A. de C.V., México D.F., Mexico (Chairman/group body) Carl Zeiss Far East Co. Ltd., Hong Kong, China (Chairman/group body), Carl Zeiss Pty. Ltd., North Ryde, Australia (Chairman/group body), Carl Zeiss (Pty.) Ltd., Randburg, South Africa (Chairman/group body), Carl Zeiss Pte. Ltd., Singapore (group body) The Supervisory Board is of the opinion that no personal or business relationships exist between Prof. Dr. Michael Kaschke on the one hand, and companies in the Deutsche Telekom Group, the executive bodies of the Deutsche Telekom AG, or a shareholder with a direct or indirect holding of more than 10% of Deutsche Telekom AG shares carrying voting rights, on the other, which would significantly impact the result of the vote at the shareholders’ meeting. Details on agenda items 6 through 7 pursuant to § 124 (2), sentence 1 AktG: Pursuant to § 96 (1) and § 101 (1) AktG in conjunction with § 7 (1) sentence 1 no. 3 of the Codetermination Act (Mitbestimmungsgesetz – MitbestG) of 1976, the Supervisory Board of Deutsche Telekom AG is composed of ten members representing shareholders and ten members representing employees. In the election of Supervisory Board members representing shareholders, the shareholders’ meeting is not bound by the nomination proposals.	Issuer	Abstain	N/A	N/A
561798	DIAGEO PLC	DGE	0237400	9/23/2015	9/21/2015	2,290	Report and accounts 2015 1. THAT the Directors’ and Auditor’s reports and the accounts for the year ended 30 June 2015 be received. Directors’ remuneration report 2015 2. THAT the Directors’ remuneration report for the year ended 30 June 2015 be approved. Declaration of final dividend 3. THAT a final dividend be declared on the ordinary shares of 28 101/108 pence each (‘Ordinary Share(s)’) of 34.9 pence per share for the year ended 30 June 2015. Directors’ re-election 4. THAT PB Bruzelius be re-elected as a director. 5. THAT Lord Davies be re-elected as a director. 6. THAT Ho KwonPing be re-elected as a director. 7. THAT BD Holden be re-elected as a director. 8. THAT Dr FB Humer be re-elected as a director. 9. THAT D Mahlan be re-elected as a director. 10. THAT NS Mendelsohn be re-elected as a director. 11. THAT I Menezes be re-elected as a director. 12. THAT PG Scott be re-elected as a director. 13. THAT AJH Stewart be re-elected as a director. Appointment of auditor 14. THAT PricewaterhouseCoopers LLP be appointed as auditor of the company to hold office from the conclusion of this AGM until the conclusion of the next general meeting at which accounts are laid before the company. Remuneration of auditor 15. THAT the Board be authorised to determine the auditor’s remuneration. Authority to allot shares 16. THAT the Board be generally and unconditionally authorised to allot shares in the company and to grant rights to subscribe for or convert any security into shares in the company up to an aggregate nominal amount of £242,345,000 and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, or legal, regulatory or practical problems in, or under the laws of, any territory or any other matter (including any such problems arising by virtue of equity securities (as defined in the Companies Act 2006 (the ‘Act’)) being represented by depositary receipts), such authorities to apply until the conclusion of next year’s AGM (or, if earlier, until midnight on 22 December 2016) save that under such authority the company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or rights to subscribe for or convert any security into shares to be granted after such expiry and the Directors may allot shares or grant rights to subscribe for or convert any security into shares in pursuance of such an offer or agreement as if the relevant authority conferred hereby had not expired. Disapplication of pre-emption rights 17. THAT, if resolution 16 is passed, the Board be given power to allot equity securities for cash under the authority given by that resolution and/or to sell Ordinary Shares held by the company as treasury shares for cash, in each case free of the restriction in section 561(1) of the Act, such power to be limited: a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities: i. to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and ii. to holders of other equity securities, as required by the rights of those securities, or as the Board otherwise considers necessary, and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, or legal, regulatory or practical problems in, or under the laws of, any territory or any other matter (including any such problems arising by virtue of equity securities being represented by depositary receipts); and b) to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of £36,388,000; and c) to the allotment of equity securities in connection with the company’s employee share plans and the company’s employee share option plans for employees of joint ventures in which the company and/or any of its subsidiary undertakings (as defined in the Act) participates, such power to apply until the conclusion of next year’s AGM (or, if earlier, until midnight on 22 December 2016) save that the company may, before such expiry, make an offer or agreement which would or might require equity securities to be allotted (and treasury shares to be sold) after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the relevant authority conferred hereby had not expired. Authority to purchase own Ordinary Shares 18. THAT the company be authorised for the purposes of section 701 of the Act to make one or more market purchases (within the meaning of section 693(4) of the Act) of its Ordinary Shares on such terms and in such manner as the Board may from time to time determine but subject to the following restrictions and provisions: a) the maximum number of Ordinary Shares hereby authorised to be purchased is 251,514,000; and b) the minimum price, exclusive of expenses, which may be paid for an Ordinary Share is 28 101/108 pence; and c) the maximum price, exclusive of expenses, which may be paid for an Ordinary Share is the higher of: i. an amount equal to 105% of the average of the middle market quotations for an Ordinary Share (as derived from the London Stock Exchange Daily Official List) for the five business days immediately preceding the day on which that Ordinary Share is contracted to be purchased; and ii. the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out; and d) unless previously revoked or varied, such authority to expire at the conclusion of next year’s AGM (or, if earlier, until midnight on 22 December 2016), save that the company may, before such expiry, enter into a contract for the purchase of Ordinary Shares which would or might be completed wholly or partly after such expiry and the company may purchase Ordinary Shares pursuant to any such contract as if this authority had not expired. Authority to make political donations and/or to incur political expenditure in the European Union (‘EU’) 19. THAT, in accordance with sections 366 and 367 of the Act, the company and all companies that are at any time during the period for which this resolution has effect subsidiaries of the company be authorised to: a) make political donations (as defined in section 364 of the Act) to political parties (as defined in section 363 of the Act) or independent election candidates (as defined in section 363 of the Act) not exceeding £100,000 in total; and b) make political donations (as defined in section 364 of the Act) to political organisations other than political parties (as defined in section 363 of the Act) not exceeding £100,000 in total; and c) incur political expenditure (as defined in section 365 of the Act) not exceeding £100,000 in total, in each case during the period beginning with the date of passing this resolution and ending at the conclusion of next year’s AGM (or, if earlier, midnight on 22 December 2016), and provided that the aggregate amount of political donations and political expenditure so made and incurred by the company and its subsidiaries pursuant to this resolution shall not exceed £100,000. By order of the board Paul D Tunnacliffe Company Secretary 14 August 2015	Issuer	Abstain	N/A	N/A
561798	DIRECT LINE INSURANCE GROUP	DLG	B89W0M4	5/13/2015	5/11/2015	1,364	Ordinary Resolutions: Resolution 1 – Receipt of the report and accounts THAT the audited accounts of the Company for the year ended 31 December 2014 together with the reports of the Directors and of the Auditor be and are hereby received. Resolution 2 – Approval of the Directors’ remuneration report THAT the Directors’ remuneration report for the year ended 31 December 2014 be and is hereby approved. Resolution 3 – Re-election of Director THAT Mike Biggs be and is hereby re-elected as a Director of the Company. Resolution 4 – Re-election of Director THAT Paul Geddes be and is hereby re-elected as a Director of the Company. Resolution 5 – Re-election of Director THAT Jane Hanson be and is hereby re-elected as a Director of the Company. Resolution 6 – Election of Director THAT Sebastian James be and is hereby elected as a Director of the Company. Resolution 7 – Re-election of Director THAT Andrew Palmer be and is hereby re-elected as a Director of the Company. Resolution 8 – Re-election of Director THAT John Reizenstein be and is hereby re-elected as a Director of the Company. Resolution 9 – Re-election of Director THAT Clare Thompson be and is hereby re-elected as a Director of the Company. Resolution 10 – Re-election of Director THAT Priscilla Vacassin be and is hereby re-elected as a Director of the Company. Resolution 11 – Re-appointment of the Auditor THAT Deloitte LLP be and are hereby re-appointed as the Company’s Auditor until the next AGM. Resolution 12 – Authority to agree the Auditor’s remuneration THAT the Audit Committee of the Board be and is hereby authorised to agree the remuneration of the Auditor. Resolution 13 – Authority to allot new shares THAT i) the Directors be authorised to allot shares in the Company, or grant rights to subscribe for or to convert any security into shares in the Company: a) in accordance with article 7 of the Company’s articles of association (the Articles) up to a maximum nominal amount of £50,000,000 (such amount to be reduced by the nominal amount of any equity securities (as defined in article 8 of the Articles) allotted under paragraph b) below in excess of £50,000,000); and b) comprising equity securities (as defined in article 8 of the Articles) up to a maximum nominal amount of £100,000,000 (such amount to be reduced by the nominal amount of any shares allotted or rights granted under paragraph a) above) in connection with an offer by way of a rights issue (as defined in article 8 of the Articles); ii) this authority shall expire at the conclusion of the next AGM of the Company after the passing of this resolution or, if earlier, at the close of business on 30 June 2016; and iii) all previous unutilised authorities under section 551 of the Companies Act 2006 shall cease to have effect (save to the extent that the same are exercisable pursuant to section 551(7) of the Companies Act 2006 by reason of any offer or agreement made prior to the date of this resolution which would or might require shares to be allotted or rights to be granted on or after that date). Special Resolutions: Resolution 14 – Authority to disapply pre-emption rights THAT i) in accordance with article 8 of the Articles, the Directors be given power to allot equity securities for cash; ii) the power under paragraph i) above (other than in connection with a rights issue, as defined in article 8 of the Articles) shall be limited to the allotment of equity securities having a nominal amount not exceeding in aggregate £7,500,000; iii) this authority shall expire at the conclusion of next AGM of the Company after the passing of this resolution, or, if earlier, at the close of business on 30 June 2016; and iv) all previous unutilised authorities under sections 570 and 573 of the Companies Act 2006 shall cease to have effect. Resolution 15 – Authority to purchase own shares THAT the Company be generally and unconditionally authorised to make market purchases (within the meaning of section 693(4) of the Companies Act 2006) of its ordinary shares, subject to the following conditions: i) the maximum number of ordinary shares hereby authorised to be purchased shall be 150,000,000; ii) the minimum price (exclusive of expenses) which may be paid for an ordinary share is the nominal value of that share; iii) the maximum price (exclusive of expenses) which may be paid for each ordinary share is the higher of; a) an amount equal to 105% of the average of the middle market quotations of an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately prior to the day on which the ordinary share is contracted to be purchased; and b) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System (SETS); iv) the authority shall expire at the conclusion of the next AGM of the Company after the passing of this resolution, or if earlier, at the close of business on 30 June 2016; v) a contract to purchase ordinary shares under this authority may be made prior to the expiry of this authority, and concluded in whole or in part after the expiry of this authority; and vi) all existing authorities for the Company to make market purchases of ordinary shares are revoked, except in relation to the purchase of shares under a contract or contracts concluded before the date of this resolution and which has or have not yet been executed. Resolution 16 – Notice period for general meetings other than AGM THAT a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice. Ordinary Resolution: Resolution 17 – Political donations and expenditure THAT in accordance with section 366 of the Companies Act 2006 the Company and all companies that are subsidiaries of the Company at any time during the period for which this resolution has effect are hereby authorised, during the period commencing on the date of this resolution and ending at the conclusion of next year’s AGM, or, if earlier, the close of business on 30 June 2016, to: i) make political donations to political parties, political organisations other than political parties and/ or independent election candidates not exceeding £100,000 in total; and ii) incur political expenditure not exceeding £100,000 in total; provided that the aggregate amount of any such donations and expenditure shall not exceed £100,000 during the period from the date of this resolution until the conclusion of the next AGM of the Company or if earlier, the close of business on 30 June 2016. For the purpose of this resolution, the terms ‘political donations’, ‘political parties’, ‘independent election candidates’, ‘political organisations’ and ‘political expenditure’ have the meanings set out in sections 363 to 365 of the Companies Act 2006. By Order of the Board Roger Clifton Company Secretary 1 April 2015	Issuer	Abstain	N/A	N/A
190964	DIRECTV	DTV	25490A309	9/25/2014	7/29/2014	2,083	1. a proposal to adopt the Agreement and Plan of Merger, dated as of May 18, 2014, as it may be amended from time to time, by and among DIRECTV, a Delaware corporation, AT&T Inc., a Delaware corporation, and Steam Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of AT&T Inc. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement/prospectus; 2. a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for DIRECTV’s named executive officers in connection with the merger contemplated by the merger agreement; and 3. adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.	Issuer	Abstain	N/A	N/A
190964	DISCOVERY COMMUNICATIONS-A	DISCA	25470F104	5/20/2015	3/26/2015	615	1. To elect five directors, two Class I directors to be voted on by the holders of our Series A common stock and Series B common stock, voting together as a single class, and three preferred stock directors to be voted on by the holders of our Series A preferred stock, voting separately as a class. 2. To vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. To approve the Discovery Communications, Inc. 2005 Non-Employee Director Incentive Plan, as amended. 4. To vote upon a Stockholder proposal requesting the Board of Directors to prepare a report on plans to increase diverse representation on the Board.	Issuer	Abstain	N/A	N/A
190964	DISCOVERY COMMUNICATIONS-C	DISCK	25470F302	5/20/2015	3/26/2015	1,193	1. To elect five directors, two Class I directors to be voted on by the holders of our Series A common stock and Series B common stock, voting together as a single class, and three preferred stock directors to be voted on by the holders of our Series A preferred stock, voting separately as a class. 2. To vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. To approve the Discovery Communications, Inc. 2005 Non-Employee Director Incentive Plan, as amended. 4. To vote upon a Stockholder proposal requesting the Board of Directors to prepare a report on plans to increase diverse representation on the Board.	Issuer	Abstain	N/A	N/A
190964	DISH NETWORK CORP-A	DISH	25470M109	10/30/2014	9/10/2014	923	1. To elect eleven directors to our Board of Directors; 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; 3. To conduct a non-binding advisory vote on executive compensation; 4. To re-approve our 2009 Stock Incentive Plan; 5. To consider a shareholder proposal; and 6. To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.	Issuer	Abstain	N/A	N/A
561798	DIXONS CARPHONE PLC	DC/	B4Y7R14	9/10/2015	9/8/2015	904	1. To receive the Directors’ Report (including the Strategic Report), the Financial Statements for the period ended 2 May 2015 and the Auditor’s Report thereon. 2. That the Annual Remuneration Report (other than the part containing the Remuneration Policy referred to in resolution 3) set out on pages 54 to 74 of the Annual Report and Accounts 2014/15 be approved. 3. That the Directors’ Remuneration Policy set out on pages 55 to 64 of the Annual Report and Accounts 2014/15 be approved and take effect immediately at the conclusion of the meeting. 4. That a final dividend of 6p per ordinary share for the period ended 2 May 2015 be declared. 5. That Katie Bickerstaffe be elected as a director of the Company. 6. That Andrea Gisle Joosen be elected as a director of the Company. 7. That Tim How be elected as a director of the Company. 8. That Sebastian James be elected as a director of the Company. 9. That Jock Lennox be elected as a director of the Company. 10. That Humphrey Singer be elected as a director of the Company. 11. That Graham Stapleton be elected as a director of the Company. 12. That Sir Charles Dunstone be re-elected as a director of the Company. 13. That John Gildersleeve be re-elected as a director of the Company. 14. That Andrew Harrison be re-elected as a director of the Company. 15. That Baroness Morgan of Huyton be re-elected as a director of the Company. 16. That Gerry Murphy be re-elected as a director of the Company. 17. That Roger Taylor be re-elected as a director of the Company. 18. That Deloitte LLP be re-appointed as the auditor of the Company to hold office until the end of the next general meeting at which accounts are laid before the Company. 19. That the Directors be authorised to determine the auditor’s remuneration. 20. That, in accordance with Section 366 of the Companies Act 2006 (“the Act”) and for the purposes of Part 14 of the Act, the Company and all of its subsidiaries at any time during the period for which this resolution has effect are authorised to: (a) make political donations to political parties and / or independent election candidates not exceeding £25,000 in total; (b) make political donations to political organisations other than political parties not exceeding £25,000 in total; and (c) incur political expenditure not exceeding £25,000 in total, during the period beginning with the date of passing of this resolution and ending at the conclusion of the annual general meeting of the Company to be held in 2016 PROVIDED THAT the aggregate amount of the political donations and political expenditure made or incurred by the Company and its subsidiaries shall not exceed £25,000. For the purposes of this resolution 20, the terms ‘political donations’, ‘political parties’, ‘independent election candidates’, ‘political organisations’ and ‘political expenditure’ have the meanings set out in Sections 363 to 365 of the Act. All existing authorisations and approvals relating to political donations or expenditure under Part 14 of the Act are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisation and approval. 21. That, subject to and in accordance with Article 7 of the Articles of Association of the Company, the directors be generally and unconditionally authorised, pursuant to, and in accordance with, section 551 of the Act to exercise all the powers of the Company to allot shares (as defined in section 540 of the Act) in the Company (in substitution for any existing authority to allot shares), or to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £383,820 such authority to apply in substitution for all previous authorities pursuant to section 551 of the Act and to expire at the end of the next annual general meeting or on 30 October 2016, whichever is the earlier, but, in each case, so that the Company may, before such expiry, make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority given by this resolution has expired. 22. That, subject to the passing of resolution 21 above, the Directors be empowered to allot equity securities (as defined in section 560(1) of the Act) wholly for cash pursuant to the authority given by resolution 21 above or where the allotment constitutes an allotment of equity securities by virtue of section 560(3) of the Act, in each case: (a) in connection with a pre-emptive offer; and (b) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of £57,573 being approximately 5% of the aggregate nominal amount of the issued share capital of the Company as at 20 July 2015; as if section 561(1) of the Act did not apply to any such allotment; such power to expire at the end of the next annual general meeting or on 30 October 2016, whichever is the earlier, but so that the Company may, before such expiry, make offers and enter into agreements which would, or might, require equity securities to be allotted after the power given by this resolution has expired. For the purposes of this resolution: (a) “pre-emptive offer” means an offer of equity securities open for acceptance for a period fixed by the directors to (i) holders (other than the Company) on the register on a record date fixed by the directors of ordinary shares in proportion to their respective holdings and (ii) other persons so entitled by virtue of the rights attaching to any other equity securities held by them, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, any territory; (b) references to an allotment of equity securities shall include a sale of treasury shares; and (c) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights. 23. That, pursuant to Article 15 of the Articles of Association of the Company and section 701 of the Act, the Company be and is hereby unconditionally and generally authorised for the purposes of section 693 of the Act to make market purchases (as defined in section 693(4) of the Act) of Ordinary Shares provided that: (a) the maximum aggregate number of shares hereby authorised to be purchased is 115,146,133; (b) the minimum price which may be paid is the 0.1p nominal value of each share; (c) the maximum price (exclusive of expenses) which may be paid for such shares is an amount equal to the higher of (i) 5% above the average of the middle market quotations of the Company’s Ordinary Shares derived from the daily official list of the London Stock Exchange plc for the five business days immediately before the day on which the purchase is made and (ii) the higher of the price of the last independent trade and the highest bid as stipulated by Article 5(1) of Commission Regulation (E C) 22 December 2003 implementing the Market Abuse Directive as regards exemptions for buy-back programmes and stabilisation of financial instruments of financial instruments (No 2273/2003); (d) this authority shall expire at the conclusion of the annual general meeting of the Company held in 2016 or on 30 October 2016, whichever is the earlier; and (e) the Company may make a contract or contracts to purchase Ordinary Shares under the authority hereby conferred prior to the expiry of such authority which will or may be executed wholly or partly after the expiry of such authority and may make a purchase of Ordinary Shares in pursuance of any such contract or contracts. 24. That a general meeting of the Company, other than an annual general meeting, may be called on not less than 14 days’ notice. The Directors consider that all the proposals to be considered at the Annual General Meeting are in the best interests of the Company and its members as a whole and are most likely to promote the success of the Company. The Directors unanimously recommend that you vote in favour of all the proposed resolutions as they intend to do in respect of their own beneficial holdings.	Issuer	Abstain	N/A	N/A
190964	DOLLAR TREE INC	DLTR	256746108	6/18/2015	4/13/2015	851	To elect eleven director nominees to the Company’s Board of Directors as identified in the attached proxy statement, each to serve as a director for a one-year term; To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers; To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2015; To vote on a management proposal to approve the 2015 Employee Stock Purchase Plan; and To act upon any other business that may properly come before the meeting	Issuer	Abstain	N/A	N/A
561761	E.ON SE	EOAN	4942904	5/7/2015	4/30/2015	47,658	Agenda for the General Meeting of Shareholders 1. Presentation of the adopted Annual Financial Statements and the approved Consolidated Financial Statements for the 2014 financial year, along with the Combined Management Report for E.ON SE and the E.ON Group and the Report of the Supervisory Board as well as the Explanatory Report of the Board of Management regarding the statements pursuant to Sections 289 para. 4, 315 para. 4 and Section 289 para. 5 German Commercial Code (Handelsgesetzbuch—HGB) On March 10, 2015, the Supervisory Board approved the annual financial statements and consolidated statements prepared by the Board of Management. Thus, the annual financial statements are adopted. The documents specified under this Item of the Agenda are to be presented to the General Meeting of Shareholders without the adoption of a resolution being required. Invitation to the General Meeting of Shareholders 2 2. Appropriation of balance sheet profits from the 2014 financial year Supervisory Board and Board of Management propose that the following be resolved: The balance sheet profits generated in the 2014 financial year in the amount of €966,368,422.50 are to be used for the distribution of a dividend in the amount of €0.50 per no-par value share entitled to dividend payment, equaling a total amount of €966,368,422.50. The payment for the distribution of the dividend for each no-par value share is due on June 10, 2015, but is expected to be made already on June 5, 2015. The dividend will be granted in cash or, in part, in the form of shares of E.ON SE; the details of the cash distribution and the possibility for the shareholders to opt for shares will be explained in a document that will be provided to the shareholders and will contain information, in particular, on the number and the kind of shares as well as the reasons for and details of the offer. Payment of the dividend is expected to be made on June 5, 2015. However, in the event that the number of shares to be delivered as a result of the exercise of the option exceeds the number of shares available for distribution, as a result of the proportionate allocation then required, payment of the dividend can only be made on June 10, 2015. All documents pertaining to the option right for the conversion of part of the cash dividend claim into shares are available on the web page of E.ON SE (www.eon.com/agm-2015). 3 Invitation to the General Meeting of Shareholders The dividend is subject to taxation. For this reason, if a shareholder opts for the conversion of part of the cash dividend claim into shares, a partial amount of approximately 28 percent of the dividend per each no-par value share is distributed in cash and— depending on the tax status of the respective shareholders— transferred to the tax authorities in whole or in part. 3. Discharge of the Board of Management for the 2014 financial year Supervisory Board and Board of Management propose that discharge be granted. 4. Discharge of the Supervisory Board for the 2014 financial year Supervisory Board and Board of Management propose that discharge be granted. 5. Election of the auditor for the 2015 financial year as well as for the inspection of financial statements On the basis of the recommendation of its Audit and Risk Committee, the Supervisory Board proposes that the following be resolved: a) PricewaterhouseCoopers Aktiengesellschaft Wirtschafts- prüfungsgesellschaft, Düsseldorf, is appointed as the auditor for the annual as well as the consolidated financial statements for the 2015 financial year. Invitation to the General Meeting of Shareholders 4 b) In addition, PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Düsseldorf, is appointed as the auditor for the inspection of the abbreviated financial statements and the interim management report for the first half of the 2015 financials.	Issuer	Abstain	N/A	N/A
561798	EASYJET PLC	EZJ	B7KR2P8	2/12/2015	2/10/2015	226	The purpose of this letter is to explain certain elements of the business to be considered at the Meeting. Resolutions 1 to 22 inclusive are proposed as ordinary resolutions, while Resolutions 23 to 25 inclusive are proposed as special resolutions. Annual report and accounts for the year ended 30 September 2014 (Resolution 1) Shareholders will be asked to receive the Annual report and accounts for the year ended 30 September 2014. The Annual report and accounts was published and made available to shareholders on 5 December 2014. Directors John Barton (Chairman) / Charles Gurassa / Carolyn McCall OBE / Chris Kennedy / Adèle Anderson / Dr. Andreas Bierwirth / John Browett / Keith Hamill OBE / Andy Martin / François Rubichon Registered office Hangar 89 London Luton Airport Luton Bedfordshire LU2 9PF (Incorporated and registered in England and Wales with registered number 3959649) Directors’ Remuneration Report (Resolutions 2 and 3) These Resolutions seek shareholder approval for a revised Directors’ Remuneration Policy, the Annual Report on Remuneration and the Annual Statement by the Chairman of the Remuneration Committee, which together form the Directors’ Remuneration Report. The Directors’ Remuneration Report can be found on pages 71 to 88 (inclusive) of the Annual report and accounts. Whilst the Company sought approval for its current Directors' Remuneration Policy at the last Annual General Meeting, the Remuneration Committee considered it appropriate, given the expiry of the Company's Long Term Incentive Plan, to undertake a wider review of directors' remuneration and is proposing to make the changes to the Directors' Remuneration Policy which are set out in further detail in the Annual Statement by the Chairman of the Remuneration Committee on page 71 of the Annual report and accounts. Two resolutions are therefore required by the regulations which came into force on 1 October 2013 in this area, the first being a binding resolution on the Company’s revised Directors’ Remuneration Policy and the second being a separate advisory resolution on the Annual Statement by the Chairman of the Remuneration Committee and the implementation of the Company’s current remuneration policy in terms of the payments and share awards made to Directors during the year (i.e. the Annual Report on Remuneration). 4 Notice of Annual General Meeting 2015 www.easyJet.com Resolution 2 is the ordinary resolution to approve the revised Directors’ Remuneration Policy, which can be found on pages 72 to 80 (inclusive) of the Annual report and accounts. The Directors’ Remuneration Policy sets out the Company’s future policy on Directors’ remuneration, including the setting of the Directors’ pay and the granting of share awards. Details on how the policy will be applied in practice for 2014/15 are set out in the Annual Report on Remuneration on page 80 and 81 of the Annual report and accounts. If Resolution 2 is approved, the effective date of the revised remuneration policy will be 12 February 2015. All future payments by the Company to the Directors and any former directors must, once approved, be made in accordance with the revised policy (unless a payment is separately approved by a shareholder resolution). The revised Directors' Remuneration Policy will, once approved and provided that it remains unchanged, apply for up to three financial years. Resolution 3 is the ordinary resolution to approve the Annual Statement by the Chairman of the Remuneration Committee and the Annual Report on Remuneration which can be found on pages 71, 72, and 80 to 88 (inclusive) of the Annual report and accounts. The Annual Report on Remuneration gives details of the implementation of the Company’s current remuneration policy in terms of the payments and share awards made to the Directors in connection with their performance and that of the Company during the year ended 30 September 2014. This resolution is advisory and will not affect the way in which the policy has been implemented or the future remuneration that is paid to any Director. The Company’s auditors during the year, PricewaterhouseCoopers LLP, have audited those parts of the Directors’ Remuneration Report that are required to be audited and their report relating to the Directors' Remuneration Report can be found on page 97 of the Annual report and accounts. Payment of ordinary dividend (Resolution 4) An ordinary dividend of 45.4 pence per ordinary share for the year ended 30 September 2014 is recommended for payment by the Directors. PART I CONTINUED If shareholders approve the recommended ordinary dividend, this will be paid on Friday 20 March 2015 to all shareholders who are on the register of members at the close of business at 5.00 p.m. on Friday 27 February 2015 with an ex-dividend date of Thursday 26 February 2015. Payments will be made by cheque or BACS (where there is an existing dividend mandate). The ordinary dividend equates to an aggregate distribution to shareholders of approximately £180 million. Election / re-election of Directors (Resolutions 5 to 14 inclusive) In accordance with the UK Corporate Governance Code, which provides for all directors of companies forming part of the FTSE 350 to be subject to annual re-election by shareholders, all of the Board is standing for re-election (or, in the case of Dr. Andreas Bierwirth and François Rubichon, who were appointed as Non-Executive Directors of the Company on 22 July 2014, election) by shareholders at this year’s Annual General Meeting. Resolutions 5, 6, 8 and 11 to 14 (inclusive) relate to the election of Dr. Andreas Bierwith and François Rubichon, and to the re-election of Charles Gurassa, Adèle Anderson, John Browett, Keith Hamill and Andy Martin who are the Directors that the Board has determined are independent directors for the purposes of the UK Corporate Governance Code (the “Independent Directors”). Under the Listing Rules, because Sir Stelios Haji-Ioannou, easyGroup Holdings Limited, Polys Haji-Ioannou and Clelia Haji-Ioannou together comprise controlling shareholders of the Company (that is, they exercise or control in concert more than 30% of the voting rights of the Company), the election or re-election of any Independent Director by shareholders must be approved by a majority vote of both: (1) the shareholders of the Company; and (2) the independent shareholders of the Company (that is the shareholders of the Company entitled to vote on the election of Directors who are not controlling shareholders of the Company). Notice of Annual General Meeting 2015 5 www.easyJet.com Resolutions 5, 6, 8, and 11 to 14 (inclusive) are therefore being proposed as ordinary resolutions which all shareholders may vote on, but in addition the Company will separately count the number of votes cast by independent shareholders in favour of the resolution (as a proportion of the total votes of independent shareholders cast on the resolution) to determine whether the second threshold referred to in (2) above has been met. The Company will announce the results of the resolutions on this basis as well as announcing the results of the ordinary resolutions of all shareholders. Under the Listing Rules, if a resolution to re-elect an Independent Director is not approved by a majority vote of both the shareholders as a whole and the independent shareholders of the Company at the Annual General Meeting, a further resolution may be put forward to be approved by the shareholders as a whole at a meeting which must be held more than 90 days after the date of the first vote but within 120 days of the first vote. Accordingly, if any of Resolutions 5, 6, 8 and 11 to 14 (inclusive) is not approved by a majority vote of the Company’s independent shareholders at the Annual General Meeting, the relevant Director(s) will be treated as having been re-elected only for the period from the date of the Annual General Meeting until the earlier of (i) the close of any general meeting of the Company, convened for a date more than 90 days after the Annual General Meeting but within 120 days of the Annual General Meeting, to propose a further resolution to re-elect him or her, (ii) the date which is 120 days after the Annual General Meeting and (iii) the date of any announcement by the Board that it does not intend to hold a second vote. In the event that the Director’s re-election is approved by a majority vote of all shareholders at a second meeting, the Director will then be re-elected until the next Annual General Meeting. The Company is also required to provide details of (i) any previous or existing relationship, transaction or arrangement between an Independent Director and the Company, its Directors, any controlling shareholder or any associate of a controlling shareholder; (ii) why the Company considers the proposed Independent Director will be an effective Director; (iii) how the Company has determined that the proposed Director is an Independent Director and (iv) the process by which the Company has selected each Independent Director. This is set out below: Previous/existing relationships: The Company has received confirmation from each of the Independent Directors that, except as disclosed below, there is no existing or previous relationship, transaction or arrangement that the Independent Directors have or have had with the Company, its Directors, any controlling shareholder or any associate of a controlling shareholder. • Between 2005 and 2012 (two years prior to his appointment as a Director in July 2014), François Rubichon was Managing Director of Aéroports de Paris, during which time they had a commercial relationship with various airline carriers, including easyJet. This relationship was taken into account by the Board when determining François’ independence. • Keith Hamill served as the Non-Executive Chairman of Go Fly Limited when it was acquired by easyJet in July 2002 (seven years prior to his appointment in March 2009). This relationship was taken into account by the Board when determining Keith’s independence. • The Independent Directors from time to time attend networking or fundraising events with or at the invitation of other Directors but the Board is satisfied that this has no bearing on their independence. • Independent Directors have in the past sat on the same board of another company together, or one Independent Director has sat on a board of a company where another Independent Director has been a senior executive. However the last instance took place over seven years ago and the Board is satisfied that this has no bearing on the relevant Independent Directors’ independence. Effectiveness: Biographical details of each of the Directors, who are seeking re-election, or in the case of Dr. Andreas Bierwirth and François Rubichon, seeking election, appear on pages 54 and 55 of the Annual report and accounts. The biographical details set out the experience which 6 Notice of Annual General Meeting 2015 www.easyJet.com each Independent Director has. The Board considers, following a formal external performance evaluation (as referred to on page 68 of the Annual report and accounts), that each Director continues to contribute effectively and to demonstrate commitment to his or her role. This consideration of effectiveness is based on, amongst other things, the business skills, industry experience, business model experiences and other contributions individuals may make (including diversity considerations), both as an individual and also in contributing to the balance of skills, knowledge and capability of the Board as a whole, as well as the commitment of time for Board and committee meetings and other duties. Independence: Each Independent Director’s independence was determined by reference to the relevant provisions of the UK Corporate Governance Code. The Board considers that each of the Independent Directors is independent in character and judgement and that there are no relationships or circumstance which are likely to affect, or could appear to affect, his / her judgement. Selection: In accordance with long-standing Board practice, the searches for Independent Directors involved the use of recruitment consultants. The Nominations Committee were responsible in each case for identifying and nominating, for the approval of the Board, candidates to fill Board vacancies. For further information on the selection process relating to the appointment of Dr. Andreas Bierwirth and François Rubichon during the 2014 financial year, please refer to page 64 of the Annual report and accounts. Auditors (Resolutions 15 and 16) The Company is required at each general meeting at which the Company's Annual report and accounts for the previous financial year are presented to appoint auditors to hold office until the next such meeting. Accordingly, Resolution 15 re-appoints PricewaterhouseCoopers LLP as auditors to the Company. Resolution 16 authorises the Directors to fix the remuneration of the auditors. Political donations and political expenditure (Resolution 17) Resolution 17 is designed to deal with rules on political donations and expenditure contained in Part 14 of the Companies Act 2006 (the “Act”) (Sections 362 to 379). Under Section 378 of the Act, a company may not make donations to an EU political party, or other EU political organisation, or to an independent election candidate in the EU, of more than £5,000 in total, or incur any EU political expenditure, without first obtaining the authority of shareholders. Although the Company does not make and does not intend to make political donations to political parties or political organisations or independent election candidates, or to incur political expenditure, the legislation is very broadly drafted and may catch such activities as funding seminars or functions to which politicians are invited, or may extend to bodies concerned with policy review, law reform and representation of the business community that the Company and its subsidiaries might wish to support. Accordingly, the Directors have decided to put forward this Resolution to renew the authority granted by shareholders at the Annual General Meeting of the Company held on 13 February 2014 to permit political donations and political expenditure in case any of its activities in its normal course of business, are caught by the legislation. This authority will cover the period from the date Resolution 17 is passed until the end of the 2016 Annual General Meeting of the Company, or if earlier, on 12 May 2016. As permitted under the Act, Resolution 17 also covers any political donations made, or any political expenditure incurred, by any subsidiaries of the Company. Authority of Directors to allot shares (Resolution 18) Under Section 551 of the Act, the directors of a company are not permitted to allot shares (or grant certain rights over shares) unless authorised to do so by shareholders. At the last Annual General Meeting of the Company held on 13 February 2014, the Directors were given authority to allot relevant securities within the meaning of Section 551 of the Act up PART I CONTINUED Notice of Annual General Meeting 2015 7 www.easyJet.com to an aggregate nominal amount of £10,824,204 representing approximately 10% of the Company's issued ordinary share capital on 13 January 2014, being the latest practicable date prior to the publication of the notice of that Annual General Meeting. This authority expires at the end of this year's Annual General Meeting. The Investment Association (IA), which was created following the merging of the Investment Affairs division of the Association of British Insurers (ABI) and the Investment Management Association (IMA) in June 2014, has assumed responsibility for the guidance previously issued by the ABI on share capital management, including directors’ authority to allot shares. As with the previous ABI guidelines, the new guidelines published by the IMA on directors’ authority to allot shares state that IA members will permit, and treat as routine, resolutions seeking authority to allot shares representing up to one-third of a company’s issued share capital. In light of these guidelines, your Board considers it appropriate that the Directors be granted an authority to allot shares in the capital of the Company and Resolution 18 gives the Directors the necessary authority to allot shares up to an aggregate nominal amount of £10,838,107. This amount is equivalent to approximately 10% of the issued share capital of the Company on 12 January 2015 (being the latest practicable date prior to the publication of this document). The power will last until the end of the 2016 Annual General Meeting of the Company or, if earlier, on 12 May 2016. This authority will be subject to the Company’s authorised share capital limit, also taking into account any share capital that might be reserved for issue from time to time under the terms of the Company's share option schemes. The Directors do not have any present intention to exercise this authority. However the Directors consider it appropriate to maintain the flexibility that this authority provides. It is intended to renew this authority at successive Annual General Meetings. The Company does not currently hold any of its shares in treasury. Approval of the easyJet 2015 Long Term Incentive Plan (Resolution 19) The Company's existing long-term incentive plan is due to expire in September 2015 and so the Directors are proposing that shareholders approve the easyJet 2015 Long Term Incentive Plan (the "LTIP") to operate for awards granted on or after 1 October 2015. The Directors consider that the existing plan has been an effective way of providing a direct link between a significant proportion of the remuneration of key individuals and the Company's continued improved performance. The new LTIP will operate a simplified structure under which only performance share awards will be granted, whereas the previous plan provided for both performance share awards and matching shares. This change is consistent with the encouragement we have received from shareholders to simplify our pay arrangements. As a result of this simplification, the maximum normal annual award limit under the LTIP will be reduced to 250% of salary, save in exceptional circumstances (for example on recruitment) where awards may be made up to 300% of salary, which is the limit under the current plan. Finally, the Company is introducing the ability to apply a two-year post-vesting holding period which will result in a requirement that any shares received following vesting should be retained by the participant on a net of tax basis during that period. As provided in the revised Remuneration Policy, this provision will apply to awards granted to Executive Directors. Clawback provisions will operate in the new LTIP on the same basis as in the existing plan, enabling any overpayment through the vesting of share awards as a result of a misstatement of the Company’s results or errors in calculating the performance conditions to be reclaimed within a three-year period. A summary of the main provisions of the revised LTIP can be found in the Appendix. Extension to the easyJet UK Sharesave Plan and the easyJet International Sharesave Plan (Resolutions 20 and 21) Resolutions 20 and 21 seek shareholders' approval for the continued operation of the easyJet UK Sharesave Plan (the "UK SAYE"), and the easyJet International Sharesave Plan (the "International SAYE"), for a further period of 10 years from the date of the Annual General Meeting. 8 Notice of Annual General Meeting 2015 www.easyJet.com The UK SAYE is a tax-advantaged plan which is open to all UK employees of easyJet who are eligible to apply for options on the relevant eligibility date each year. Under the UK SAYE, options are granted to be exercisable in conjunction with either three-year or five-year savings arrangements, up to a monthly limit of £500. The International SAYE is an equivalent plan to the UK SAYE but made available to non-UK employees who are eligible employees on the relevant eligibility date each year. As with the UK SAYE, participants can enter into savings arrangements into which they save the equivalent of up to £500 per month in local currency. Options under each of the UK SAYE and International SAYE may be granted at a discount of up to 20% to the market price at the time of the invitation. The UK SAYE and International SAYE have been updated for changes to the applicable legislation applying to sharesave plans, but otherwise the terms remain as were approved by shareholders in 2005. Extension to the easyJet Share Incentive Plan (Resolution 22) Resolution 22 seeks shareholders' approval for the continued operation of the easyJet Share Incentive Plan (the "SIP") for a further period of 10 years from the date of the Annual General Meeting. The SIP is a tax-advantaged plan which is open to all UK employees of easyJet who are eligible to apply for shares on the relevant eligibility date each year. Under the SIP, each year up to £3,600 of free shares may be awarded to each eligible employee. In addition up to £1,800 of shares may be purchased by each eligible employee and may then be matched by the Company with up to two matching shares for each purchased share. The Company may choose which of these elements is operated in any year and to what level and, in addition, may require, or permit, dividends on shares received or acquired to be reinvested in further shares. The SIP includes a non-tax advantaged part which may be used for non-UK employees to receive or acquire shares on similar terms to UK employees. However, the Company also operates the easyJet International Share Incentive Plan (the "International SIP") for non-UK employees. Awards under the International SIP cannot be satisfied using new issue or treasury shares, and so approval from shareholders to operate the International SIP is not required. The SIP has been updated for changes to the applicable legislation, but otherwise the terms remain as were approved by HMRC in 2005. Disapplication of pre-emption rights (Resolution 23) If the Directors wish to exercise the authority under Resolution 18 and offer unissued shares for cash, the Act requires that, unless shareholders have given specific authority for the waiver of their statutory pre-emption rights by way of special resolution, the new shares be offered first to existing shareholders in proportion to their existing shareholdings. In certain circumstances, it may be in the best interests of the Company to allot shares (or to grant rights over shares) for cash without first offering them to existing shareholders in proportion to their holdings. Resolution 23 would authorise the Directors to disapply the strict statutory pre-emption provisions. This would provide the Directors with a degree of flexibility to act in the best interests of the Company so that: (i) the Company can follow normal practice in the event of a rights issue, open offer or other offer of securities in favour of the existing shareholders in proportion to their shareholdings; and (ii) a limited number of shares may be issued for cash to persons other than existing shareholders. In compliance with the new IMA guidelines described in Resolution 18, this authority will permit the Directors to allot: (a) shares up to an aggregate nominal amount of £10,838,107 (representing approximately 10% of the Company's issued share capital) on an offer to existing shareholders on a pre-emptive basis (subject to any adjustments, such as for fractional entitlements and overseas shareholders, as the Directors see fit); and PART I CONTINUED Notice of Annual General Meeting 2015 9 www.easyJet.com (b) shares up to a maximum aggregate nominal amount of £5,419,053, representing approximately 5% of the issued ordinary share capital of the Company as at 12 January 2015 (being the latest practicable date prior to the publication of this document) otherwise than in connection with an offer to existing shareholders. The Directors have no present intention of exercising this authority. If given, the authority will expire at the conclusion of the 2016 Annual General Meeting of the Company or 12 May 2016, if earlier. The Directors confirm their intention to follow the provisions of the Pre-emption Group's Statement of Principles regarding cumulative usage of authorities within a rolling three-year period. These principles provide that companies should not issue shares for cash representing more than 7.5% of the company's issued share capital in any rolling three-year period, other than to existing shareholders, without prior consultation with shareholders. Your Directors believe that the authority sought in this Resolution is in the best interests of the Company and note that it complies with the IMA guidelines and follows the Pre-emption Group’s Statement of Principles. The vast majority of FTSE 350 companies obtain the maximum authority to allot shares and to disapply pre-emption rights on the basis permitted in the IMA guidelines. Purchase of own shares (Resolution 24) Resolution 24 gives the Company authority to buy back its own ordinary shares in the market as permitted by the Act. The authority limits the number of shares that could be purchased to a maximum of 39,720,813 representing approximately 10% of the Company’s existing issued ordinary share capital as at 12 January 2015 (being the latest practicable date prior to the publication of this document) and sets minimum and maximum prices. This authority will expire at the conclusion of the 2016 Annual General Meeting of the Company, or if earlier, on 12 May 2016. Your Directors are of the opinion that it would be advantageous for the Company to be in a position to purchase its own shares should such action be deemed appropriate by the Board. The Directors have no present intention of exercising the authority to purchase the Company’s ordinary shares but will keep the matter under review, taking into account the financial resources of the Company, the Company’s share price and future funding opportunities. The authority will be exercised only if the Directors believe that to do so would result in an increase in earnings per share and would be in the interests of shareholders generally. Other investment opportunities, appropriate gearing levels and the overall position of the Company will be taken into account in reaching such a decision. Any purchases of ordinary shares would be by means of market purchases through the London Stock Exchange. As a result of Sir Stelios, Clelia and Polys Haji - Ioannou and their shareholding vehicles having previously been deemed by the Takeover Panel to be concert parties for the purposes of the Takeover Code, any market purchase would most likely be subject to prior consultation with the Takeover Panel and would be likely to require further shareholder approval. This is because, unless the concert party position is deemed to have changed, a market purchase of the Company’s shares could increase the percentage of voting rights in which the Haji - Ioannou concert parties are interested in a situation where they are already interested in at least 30% of the Company’s voting rights and so technically trigger a mandatory offer obligation under Rule 9 of the Takeover Code. Listed companies purchasing their own shares are allowed to hold them in treasury as an alternative to cancelling them. No dividends are paid on shares whilst held in treasury and no voting rights attach to treasury shares. If Resolution 24 is passed at the Meeting and any purchases were made, it is the Company’s present intention that it would cancel all of the shares it may purchase pursuant to the authority granted to it. However, in order to respond properly to the Company’s capital requirements and prevailing market conditions, the Directors would need to reassess at the time of any and each actual 10 Notice of Annual General Meeting 2015 www.easyJet.com purchase whether to hold the shares in treasury or cancel them, provided it was permitted to do so. As at 12 January 2015 (being the latest practicable date prior to the publication of this document), there were warrants and options over 8,498,472 ordinary shares in the capital of the Company representing 2.14% of the Company’s issued ordinary share capital. If the authority to purchase the Company’s ordinary shares was exercised in full, these warrants and options would represent 2.38% of the Company’s issued ordinary share capital. Length of notice of general meetings other than AGMs (Resolution 25) Resolution 25 is a resolution to allow the Company to hold general meetings (other than Annual General Meetings) on 14 days' notice. The minimum notice period for general meetings of listed companies is 21 days, but companies may reduce this period to 14 days (other than for Annual General Meetings) provided that: (a) the company offers a facility for shareholders to vote by electronic means. This condition is met if the company has a facility enabling all shareholders to appoint a proxy by means of a website; and (b) on an annual basis, a shareholders’ resolution approving the reduction of the minimum notice period from 21 days to 14 days is passed. The Board is therefore proposing Resolution 25 as a special resolution to approve 14 days as the minimum period of notice for all general meetings of the Company other than Annual General Meetings. The approval of this Resolution will be effective until the end of the 2016 Annual General Meeting of the Company, when it is intended that the approval will be renewed. It is widely acknowledged that the ability of companies to hold meetings at short notice is important and commercially desirable in certain circumstances. The Directors realise that this must be balanced against the need for shareholders to have sufficient time to evaluate, investigate and comment upon any issues relating to general meeting motions in particular where the proposals are of such complexity that shareholders require more time to consider their voting decision. The Board’s intention is not therefore to use this shorter notice period other than in limited exceptional circumstances which are time- sensitive, rather than as a matter of routine, and only where the flexibility is merited by the business of the meeting and is thought to be in the interests of shareholders as a whole. The Directors do not have any current intention to exercise this authority but consider it appropriate to ensure that the Company has the appropriate flexibility to respond to all eventualities.	Issuer	Abstain	N/A	N/A
190964	EBAY INC	EBAY	278642103	5/1/2015	3/18/2015	5,148	To vote on the election of 15 director nominees to the eBay Board of Directors, each to hold office until our 2016 Annual Meeting of Stockholders. 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To approve the material terms, including the performance goals, of the amendment and restatement of the eBay Incentive Plan, for purposes of satisfying the requirements of Section 162(m) of the Internal Revenue Code. 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2015. 5. To consider three stockholder proposals, if properly presented before the meeting. 6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.	Issuer	Abstain	N/A	N/A
190964	ELECTRONIC ARTS INC	EA	285512109	8/14/2015	6/22/2015	1,289	Election of directors, executive compensation, ratification of appointment of auditor KPMG	Issuer	Abstain	N/A	N/A
190964	EXPEDITORS INTL WASH INC	EXPD	302130109	5/21/2015	3/23/2015	800	Election of 10 Directors: Approve (advisory) executive compensation: Approve 2015 Stock Option Plan; Ratify appointment of independent auditors for 2015; Approve (advisory) Company-sponsored proxy access; Vote on five shareholder proposals, if presented at meeting	Issuer	Abstain	N/A	N/A
561798	EXPERIAN PLC	EXPN	B19NLV4	7/22/2015	7/20/2015	902	1. To receive the Annual Report and the financial statements of the Company for the year ended 31 March 2015, together with the report of the auditor. 2. To receive and consider the Report on directors’ remuneration contained in the Annual Report (excluding the Directors’ remuneration policy set out on pages 94 to 102 of the report) and financial statements of the Company for the year ended 31 March 2015. 3. To elect Lloyd Pitchford as a director of the Company. 4. To elect Kerry Williams as a director of the Company. 5. To re-elect Fabiola Arredondo as a director of the Company. 6. To re-elect Jan Babiak as a director of the Company. 7. To re-elect Brian Cassin as a director of the Company. 8. To re-elect Roger Davis as a director of the Company. 9. To re-elect Deirdre Mahlan as a director of the Company. 10. To re-elect Don Robert as a director of the Company. 11. To re-elect George Rose as a director of the Company. 12. To re-elect Judith Sprieser as a director of the Company. 13. To re-elect Paul Walker as a director of the Company. 14. To re-appoint PricewaterhouseCoopers LLP as auditor of the Company to hold office until the conclusion of the next Annual General Meeting of the Company. 15. To authorise the directors to determine the remuneration of the auditor. 16. That the authority conferred on the directors by article 10.2 of the Company’s articles of association be renewed and for this purpose the Authorised Allotment Amount shall be US$32,838,742 of relevant securities (as defined in the articles of association of the Company) and the Allotment Period shall be the period commencing on 22 July 2015 and ending on the conclusion of the Annual General Meeting to be held in 2016 or, if earlier, 21 October 2016, unless previously renewed, varied or revoked by the Company in general meeting except that the Company may before such expiry make an offer or agreement which would or might require relevant securities (as defined in the articles of association of the Company) to be allotted after such expiry and the directors may allot relevant securities (as defined in the articles of association of the Company) in pursuance of such an offer or agreement as if the authority conferred hereby had not expired. 02 Experian • Notice of Annual General Meeting 17. T ha t: (i) the rules of the Experian Performance Share Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian Performance Share Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian Performance Share Plan as so modified and do all acts and things necessary or desirable to operate the Experian Performance Share Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian Performance Share Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian Performance Share Plan. 18. That: (i) the rules of the Experian Co-Investment Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian Co-Investment Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian Co-Investment Plan as so modified and do all acts and things necessary or desirable to operate the Experian Co-Investment Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian Co-Investment Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian Co-Investment Plan. 19. That: (i) the rules of the Experian Share Option Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian Share Option Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian Share Option Plan as so modified and do all acts and things necessary or desirable to operate the Experian Share Option Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian Share Option Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian Share Option Plan. Experian • Notice of Annual General Meeting 03 20. That: (i) the rules of the Experian UK Tax-Qualified Sharesave Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian UK Tax-Qualified Sharesave Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian UK Tax-Qualified Sharesave Plan as so modified and do all acts and things necessary or desirable to operate the Experian UK Tax-Qualified Sharesave Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian UK Tax-Qualified Sharesave Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation including a US Tax-Qualified Employee Stock Purchase Plan which is intended to qualify under section 423 of the US federal tax code (maximum shares issuable thereunder being 34 million shares), provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian UK Tax-Qualified Sharesave Plan. 21. That: (i) the rules of the Experian UK Tax-Qualified All-Employee Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian UK Tax-Qualified All- Employee Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian UK Tax-Qualified All-Employee Plan as so modified and do all acts and things necessary or desirable to operate the Experian UK Tax-Qualified All-Employee Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian UK Tax-Qualified All-Employee Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian UK Tax-Qualified All-Employee Plan. 22. That: (i) the rules of the Experian Free Share Plan, the key features of which are summarised in Appendix 3 to this notice of meeting and a copy of which is produced to this meeting (for the purposes of identification having been initialled by the Chairman), be approved, and the directors be authorised to make such modifications to the Experian Free Share Plan as they may consider necessary to take account of the requirements of the UK Financial Conduct Authority or local tax authority and best practice and to adopt the Experian Free Share Plan as so modified and do all acts and things necessary or desirable to operate the Experian Free Share Plan; and (ii) the directors be authorised to establish such further plans for the benefit of employees overseas based on the Experian Free Share Plan subject to such modifications as may be necessary or desirable to take account of overseas securities laws, exchange control and tax legislation provided that any ordinary shares of the Company made available under such further plans are treated as counting against any limits on individual participation or overall participation in the Experian Free Share Plan. Special resolutions 23. Subject to the passing of resolution 16, that the authority conferred on the directors by article 10.3 of the Company’s articles of association shall be renewed and for this purpose the Non-pre-emptive Amount (as defined in the articles of association of the Company) shall be US$4,925,811 and the Allotment Period shall be the period commencing on 22 July 2015 and ending on the conclusion of the Annual General Meeting to be held in 2016 or, if earlier, 21 October 2016 except that the Company may before such expiry make an offer or agreement which would or might require equity securities (as defined in the articles of association of the Company) to be allotted after such expiry and the directors may allot equity securities (as defined in the articles of association of the Company) in pursuance of such an offer or agreement as if the authority conferred hereby had not expired. Notice of Meeting continued 04 Experian • Notice of Annual General Meeting 24. To authorise the Company, generally and unconditionally: (a) pursuant to Article 57 of the Companies (Jersey) Law 1991, to make market purchases of ordinary shares in the capital of the Company on the London Stock Exchange on behalf of the Company on such terms and in such manner as the directors may from time to time determine, provided that: (i) the maximum number of ordinary shares which may be purchased under this authority is 98,516,227 ordinary shares of 10 US cents each; (ii) the minimum price (not including expenses) which may be paid for each ordinary share is 10 US cents; (iii) the maximum price (not including expenses) which may be paid for each ordinary share is an amount equal to the higher of: (a) 105% of the average market value of the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the relevant share is purchased; and (b) the price stipulated by Article 5 (1) of the Buy-back and Stabilisation Regulation (EC No. 2273/2003); (iv) the authority hereby conferred shall expire on the earlier of 21 October 2016 and the conclusion of the Annual General Meeting of the Company to be held in 2016 (except that the Company shall be entitled, at any time prior to the expiry of this authority, to make a contract to purchase which would or might be executed wholly or partly after such expiry and to purchase shares in accordance with such contract as if the authority conferred had not expired) unless such authority is renewed prior to such time; and (b) pursuant to Article 58A of the Companies (Jersey) Law 1991, and if approved by the directors, to hold as treasury shares any ordinary shares purchased pursuant to the authority conferred by paragraph (a) of this resolution.	Issuer	Abstain	N/A	N/A
190964	EXPRESS SCRIPTS HOLDING CO	ESRX	30219G108	5/6/2015	3/9/2015	3,046	to elect twelve (12) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified; 2. to ratify the appointment of PricewaterhouseCoopers LLP as the Company is independent registered public accountants for 2015; 3. to approve, by non-binding vote, the Company’s executive compensation; 4. to consider two stockholder proposals, if properly presented at the meeting; and 5. to transact such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
190964	FACEBOOK INC-A	FB	30303M102	6/11/2015	4/13/2015	9,217	1. To elect eight directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. Marc L. Andreessen Erskine B. Bowles Susan D. Desmond-Hellmann Reed Hastings Jan Koum Sheryl K. Sandberg Peter A. Thiel Mark Zuckerberg 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015. 3. To re-approve the Internal Revenue Code of 1986, as amended (Code), Section 162(m) limits of our 2012 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m) of the Code. 4. To consider and vote upon three stockholder proposals, if properly presented. 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof	Issuer	Abstain	N/A	N/A
190964	FASTENAL CO	FAST	311900104	4/21/2015	2/20/2015	1,230	1. The election of a board of directors consisting of nine members to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified. 2. The ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2015. 3. An advisory vote on a non-binding resolution to approve the compensation of certain of our executive officers disclosed in this proxy statement. 4. The transaction of such other business as may properly be brought before the annual meeting.	Issuer	Abstain	N/A	N/A
190964	FISERV INC	FISV	337738108	5/20/2015	3/23/2015	1,010	1. Election of ten directors to serve for a one-year term and until their successors is elected and qualified. 2. Approval, on an advisory basis, of the compensation of our named executive officers. 3. Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015. 4. Shareholder proposal on executive retention of stock, if properly presented. Any other business as may properly come before the annual meeting or any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
561761	FRESENIUS MEDICAL CARE AG &	FME	5129074	5/19/2015	5/12/2015	5,265	http://www.freseniusmedicalcare.com/fileadmin/data/de/pdf/investors/Annual_General_Meeting/2015/AGM_2015_Invitation_en.pdf11suanceor on the sale of shares of the Company or the issuance of rights which authorize or bind to the subscription of shares of the Company are exercised and the subscription rights are excluded, such subscription rights will be taken into account with regard to the aforementioned 20% limit. The General Partner is also authorized with the approval of the Supervisory Board to determine the further details for the implementation of capital increases from the Authorized Capital 2015/II. Following a total or partial implementation of the in-crease of the share capital from the Authorized Capital 2015/II, the Supervisory Board is authorized to amend the wording of the corresponding provisions of the Articles with respect to the volume of such capital increase. Pursuant to section 278(3) AktG in connection with sections 203(2) sentence 2, 186(4) sentence 2 AktG, the General Partner has submitted a written report on the reasons for the exclusion of subscription rights in certain cases according to the paragraphs b) and d) above. The contents of this report are part of this notice on the convening of the ordinary General Meeting and are published under Section II. below. The report will also be available on the Company's website under http://freseniusmedicalcare.com/en/home/investors/annual-general-meetingfrom the time of the convening of the ordinary General Meeting and will also be available for inspection during the ordinary General Meeting. 8. Resolution on the cancellation of section 8(1) sentence 3 of the Articles of the Company (majority required for the election of the members of the Supervisory Board of the Company) Pursuant to section 8(1) sentence 3 of the Articles of the Company, the resolution of the General Meeting on the election of the members of the Supervisory Board of the Company can only be taken with a majority of a minimum of 75 per cent of the votes cast. By requiring such majority, the Articles deviate from the general concept of the Stock Corporation Act according to which the election of members of the Supervisory Board in principle only requires the simple majority of votes cast in the General Meeting. Section 8(1) sentence 3 of the Articles so far makes use of the option granted by the Stock Corporation Act to demand stricter majority requirements for such elections. The General Partner and the Supervisory Board hold the view that this deviation from the general rule of the law is not appropriate anymore and also no longer reflects a modern corporate governance. This view is supported by the nearly unanimous practice of other major listed stock companies. In order to adapt a modern and more flexible approach with regard to the provisions of the Articles on the election of members of the Supervisory Board and in line with established standards of relevant listed stock companies in Germany, the future election of members of the Supervisory Board of the Company shall therefore require a simple majority of the votes cast and therefore correspond to the general concept of the law. This would be achieved by the proposed cancellation of section 8(1) sentence 3 of the Articles. With effectiveness of this cancellation upon registration of the amendment of the Articles in the commercial register, the simple majority of the votes cast in the General Meeting would suffice for the future election of members of the Supervisory Board. Therefore, the General Partner and the Supervisory Board propose to resolve as follows: Section 8(1) sentence 3 of the Articles of the Company is cancelled without replacement. Apart from this adjustment, section 8(1)of the Articles of the Company shall remain unchanged. 13 II. Report of the General Partner on agenda item 7 Pursuant to section 278(3) AktG in connection with sections 203(2), 186(4) sentence 2 AktG, the General Partner hereinafter reports on the reasons for which it shall be authorized in certain cases to exclude the shareholders' subscription rights when making use of the authorized capitals proposed for resolution under agenda item 7: In section 4(3) and in section 4(4) the Articles currently authorize the General Partner to increase the Company's share capital with the approval of the Supervisory Board by up to EUR 35,000,000.00 by issuing new bearer ordinary shares for cash (Authorized Capital 2010/I) and up to EUR25,000,000.00 by issuing new bearer ordinary shares for cash and/or contributions in kind (Authorized Capital 2010/II). These authorizations each expire on 10 May 2015. To ensure that the Company will be able to satisfy future financial requirements arising in connection with the implementation of strategic decisions in a quick and adequately flexible manner and with the approval of the Supervisory Board, i.e. without a time-consuming new resolution in a General Meeting, new authorized capitals are proposed under agenda item 7. The amounts of these new authorized capitals shall be identical to those existing capitals which expire on 10 May 2015. In total, new authorized capitals of up to EUR60, 000,000.00 shall be created. The Authorized Capital 2015/I shall authorize the General Partner until 18 May 2020 to increase the share capital of the Company with the approval of the Supervisory Board by up to a total of EUR 35,000,000.00 for cash by issuing new bearer ordinary shares on one or more occasions. The Authorized Capital 2015/II shall authorize the General Partner until 18 May 2020 to increase the share capital of the Company with the approval of the Supervisory Board by up to a total of EUR25,000,000.00 for cash and/or contributions in kind by issuing new bearer ordinary shares on one or more occasions. If the General Partner exercises the authorizations proposed for resolution under agenda item 7 b) and d) during their term, the shareholders have, in principle, subscription rights. In the following cases, however, the General Partner shall be authorized pursuant to these authorizations to exclude the subscription rights with the approval of the Supervisory Board: 14A. Under the Authorized Capital 2015/I as proposed for resolution under agenda item 7b), the General Partner shall be authorized to exclude with the approval of the Supervisory Board fractional amounts from the shareholders’ subscription rights. Fractional amounts can follow from the issuing volume and the determination of a practicable subscription ratio. The exclusion of subscription rights for fractional amounts under the Authorized Capital 2015/II enables the utilization of the pro-posed authorization in round amounts while maintaining an even subscription rights ratio. This facilitates the processing of the subscription rights. The exclusion therefore enhances practicability and facilitates the processing of the issuing of shares. Also, the value of fractional amounts per shareholder is usually small. In contrast, the effort necessary for the issuance of shares without excluding subscription rights for fractional amounts is significantly higher. The shares excluded from shareholders' subscription rights as free fractional amounts will be utilized in the best possible way for the Company, either by disposal on the stock exchange or in another way. Since the exclusion of subscription rights under the authorization proposed for resolution under agenda item 7 b) is restricted to fractional amounts, a potential disadvantageous dilutive effect for shareholders resulting from an exclusion of subscription rights is small. The Management Board of the General Partner therefore considers the exclusion of subscription rights under the Authorized Capital 2015/Ito the extent described necessary, appropriate, adequate and, weighting the interests of the Company against the interests of shareholders, materially justified. The General Partner may only exercise the aforementioned authorizations to exclude subscription rights with regard to the Authorized Capital 2015/I to the extent that the proportional amount of the total shares issued under exclusion of subscription rights exceeds 20% of the share capital neither at the time of this authorization coming into effect nor at the time of the exercise of this authorization. If, during the period of validity of the Authorized Capital 2015/I until its utilization, other authorizations on the issue or on the sale of shares of the Company or the issue of rights which authorize or bind to the subscription of shares of the Company are exercised and the subscription rights are excluded, such subscription rights will be taken into account with regard to the aforementioned 20% limit. 15B. With regard to the Authorized Capital 2015/II as proposed for resolution under agenda item 7d), the General Partner shall on the one hand be authorized to exclude the shareholders' subscription rights with the approval of the Supervisory Board in the case of capital increases for contributions in kind. This authorization to exclude subscription rights shall allow for the acquisition of companies, parts of companies, interests in companies or other assets in return for granting the Company's shares. To remain competitive especially in an international perspective, the Company must in the interest of its shareholders at any time be in a position to act quickly and flexibly on the international markets. In particular, this includes the option to acquire companies, parts of companies, interests in companies or other assets to improve the Company's position. It can be of great interest to sellers of attractive targets to (also) be able to acquire shares of the acquiring company instead of cash. At the same time, the acquisition of such targets against the Company's shares preserves the Company's funds without affecting the Company's debt/equity ratio. Therefore, the Company shall also be enabled to grant shares as consideration in kind since the aforementioned acquisition opportunities usually only exist for a short time and for this reason the necessary issuance of new shares cannot be resolved upon by a General Meeting that would need to be convened first to be able to conduct an ordinary capital increase. Corresponding to the existing Authorized Capital 2010/II, the proposed authorization to exclude subscription rights preserves the necessary flexibility for the Company to quickly and flexibly avail itself of opportunities to acquire companies, parts of companies, interests in companies and other assets. The exclusion of subscription rights leads to a relative reduction of the proportionate interest ratio as well as the proportionate voting ratio for existing shareholders. Should, how-ever, subscription rights be granted, the acquisition of companies, parts of companies, interests in companies or other assets in return for shares would not be possible and the advantages for the Company and the shareholders as described above would therefore not be achievable. The financial interests of the Company's shareholders in the case of capital increases against contributions in kind are, however, protected by the General Partner's legal obligation to issue the new shares at an issue price that is adequate to the proportionate value of the contribution in kind. 16 On the other hand, the management shall in the case of capital increases for cash from the Authorized Capital 2015/II be authorized to exclude subscription rights pursuant to section 278(3) AktG in connection with sections 203(1) sentence 1, 203(2), 186(3) sentence 4 AktG if the new shares are issued at a price which does not fall significantly below the stock exchange price of shares of the Company already issued at the time of the final determination of the issue price and the proportionate amount attributable in total to the issued shares exceeds 10% of the share capital existing on the first exercise of the authorization neither at the time of the coming into effect nor at the time of the first exercise of the authorization. The possibility to exclude subscription rights in analogous application of section 186(3) sentence 4 AktG enables the Company to use favorable stock exchange conditions effectively and close to the current stock exchange price at the relevant time and to achieve the highest issue price possible and a substantial strengthening of the equity funds by fixing the issue price close to the market. The authorization therefore allows the Company to cover any capital requirements even at short notice and to use the corresponding stock exchange price of the Company's shares to strengthen its equity funds. By avoiding a time-consuming and expensive processing of subscription rights, the equity capital requirements can be covered within a very short time from short-term market opportunities and additional new shareholder groups can be acquired at home and abroad. The flexibility inherent in the exclusion of subscription rights is an important instrument for the Company to be able to use the opportunities offered in rapidly changing markets. The issue price for the new shares must be geared to the stock exchange price of the shares already listed and may not differ significantly from the respective current stock exchange price in each case and, in particular, will not fall significantly below it. This ensures that the compensation received for new shares is always adequate to the market, which is in the interest of both the Company and all its shareholders. The use of Authorized Capital 2015/II with the exclusion of subscription rights results in a reduction of the proportionate interest ratio as well as the proportionate voting ratio of existing shareholders. As far as the new shares are issued for cash, this dilution will - in conformity with the statutory rationale in section 186(3) sentence 4 AktG - be adequately limited by the fact that the proportionate amount 17 of share capital attributable to shares issued for cash with exclusion of subscription rights from the Authorized Capital 2015/II must not exceed 10% of the share capital in total. Also to be set-off against this limitation is the proportionate amount of share capital attributable to new shares or treasury shares previously acquired by the Company which are issued or sold during the period of validity of this authorization with exclusion of subscription rights in direct, analogous or corresponding application of section 186(3) sentence 4 AktG and the proportionate amount of the share capital attributable to shares issued or to be issued to satisfy option or conversion rights or discharge option or conversion obligations from bonds, if the bonds are issued during the period of validity of this authorization with exclusion of subscription rights in analogous application of section 186(3) sentence 4 AktG. This ensures that the upper limit of 10% mentioned above will not be not exceeded and the financial and voting right interests of the shareholders will be reasonably preserved when exercising the Authorized Capital 2015/II with the exclusion of subscription rights. In the case of the use of Authorized Capital 2015/II with the exclusion of subscription rights according to section 186(3) sentence 4 AktG, shareholders interested in fully maintaining their proportionate interest can always make use of the option to acquire shares of the Company via stock exchanges and therefore at market conditions. The General Partner may only exercise the aforementioned authorizations to exclude subscription rights with regard to the Authorized Capital 2015/II to the extent that the proportional amount of the total shares issued under exclusion of subscription rights exceeds 20% of the share capital neither at the time of these authorizations coming into effect nor at the time of the exercise of these authorizations. If, during the period of validity of the Authorized Capital 2015/II until its utilization, other authorizations on the issue or on the sale of shares of the Company or the issue of rights which authorize or bind to the subscription of shares of the Company are exercised and the subscription rights are excluded, such subscription rights will be taken into account with regard to the aforementioned 20% limit. Duly taking all circumstances stated herein into account, the Management Board of the General Partner considers the exclusion of subscription rights under the Authorized Capital 2015/II appropriate, necessary, adequate as well as materially 18 justified weighting to the interests of the Company and the interests of shareholders for the stated reasons and in consideration of the potential dilutive effect to the disadvantage of the shareholders. Currently, there are no specific plans for the utilization of the Authorized Capital 2015/I and the Authorized Capital 2015/II. The Management Board of the General Partner will in each case carefully assess whether it should exercise the authorizations to use the authorized capitals and, where necessary, the exclusion of subscription rights. It will only do so if it is in the well-understood interests of the Company and all its shareholders and is reasonable and adequate. The Management Board of the General Partner will report on every use of the authorizations granted under agenda item 7 b) and d) at the respective following General Meeting.	Issuer	Abstain	N/A	N/A
561761	FRESENIUS SE & CO KGAA	FRE	4352097	5/20/2015	5/13/2015	9,620	Agenda 1. Presentation of the Annual Financial Statements and the Consolidated Financial Statements each approved by the Supervisory Board, the Management Reports for Fresenius SE & Co. KGaA and the Group, the Explanatory Report of the General Partner on the Disclosures pursuant to sec. 289 paras. 4 and 5 and sec. 315 para. 4 of the German Commercial Code (Handelsgesetzbuch) and the Report of the Supervisory Board of Fresenius SE & Co. KGaA for the Fiscal Year 2014; Resolution on the Approval of the Annual Financial Statements of Fresenius SE & Co. KGaA for the Fiscal Year 2014 The Supervisory Board approved the annual financial statements drawn up by the General Partner and the consolidated financial statements pursuant to sec. 171 of the German Stock Corporation Act (Aktiengesetz). The annual financial statements are to be formally approved by the Annual General Meeting pursuant to sec. 286 para. 1 of the German Stock Corporation Act; the aforementioned documents are to be made available to the Annual General Meeting without the passing of any additional resolution being required. The General Partner and the Supervisory Board propose that the annual financial statements of Fresenius SE & Co. KGaA for the fiscal year 2014 as presented, showing a distributable profit of Euro 239,216,369.95 be approved. 2. RESOLUTION on the Allocation of the Distributable Profit The General Partner and the Supervisory Board propose to allocate the distributable profit of Fresenius SE & Co. KGaA in the amount of Euro 239,216,369.95, shown in the annual financial statements for the fiscal year 2014, as follows: Payment of a dividend of Euro 0.44 per share on the 541,532,600 shares entitled to a dividend Euro 238,274,344.00 The dividend is payable on May 21, 2015. - 2 -Balance to be carried forward Euro 942,025.95 Euro 239,216,369.95 3. RESOLUTION on the Approval of the Actions of the General Partner for the Fiscal Year 2014 The General Partner and the Supervisory Board propose to approve the actions of the General Partner for the fiscal year 2014. 4. RESOLUTION on the Approval of the Actions of the Supervisory Board for the Fiscal Year 2014 The General Partner and the Supervisory Board propose to approve the actions of the members of the Supervisory Board of the Company for the fiscal year 2014. 5. Election of the Auditor and Group Auditor for the Fiscal Year 2015 Upon recommendation of its Audit Committee, the Supervisory Board proposes to elect KPMG AG Wirtschaftsprfungsgesellschaft, Berlin, as the auditor and group auditor for the fiscal year 2015. 6. RESOLUTION on the Approval of Domination Agreements with Fresenius Kabi AG and Fresenius Versicherungsvermittlungs GmbH In the Fiscal Year 2015, intercompany agreements were entered into between Fresenius SE & Co. KGaA, as the controlling company, and two companies, whose respective shares are wholly held by Fresenius SE & Co. KGaA. In detail, the mentioned intercompany agreements are: 'A Domination Agreement with Fresenius Kabi AG, dated March 12, 2015, and ‘A Domination Agreement with Fresenius Versicherungsvermittlungs GmbH, dated March 12, 2015. As a result of evolving rulings of the German Federal Fiscal Court (Bundesfinanzhof)on matters concerning organizational integration within the frame of tax unity for VAT purposes (Organschaft), the fiscal authorities have made corresponding modifications to the German Utilization Decree on VAT (Umsatzsteueranwendungserlass - UStAE). In order to ensure that the longstanding tax unity for VAT purposes between Fresenius SE & Co. KGaA, as controlling company, and Fresenius Kabi AG and Fresenius Versicherungsvermittlungs GmbH, as dependent companies, remains in full compliance with the relevant fiscal requirements it is necessary to enter into Domination Agreements in addition to the existing Profit and Loss Transfer Agreements. In the light of a review of Fresenius SE & Co. KGaA's various current organizational integration measures, Domination Agreements are now considered to be the best means to satisfy the demands for organizational integration required by the fiscal authorities. - 3 -The Domination Agreements between Fresenius SE & Co. KGaA and Fresenius Kabi AG and Fresenius Versicherungsvermittlungs GmbH have the following material content: 'Each dependent company shall place its management under the control of the controlling company. The controlling company shall be entitled to give instructions to the members of the management board or to the managing directors of the respective dependent company with regard to the management of the respective dependent company. 'Where a Profit and Loss Transfer Agreement exists between the respective parties, the provisions on loss compensation stipulated therein shall also apply to the Domination Agreement. Otherwise, the Domination Agreement contains a respective provision. In both cases, the controlling company shall be obligated to compensate each dependent company for losses pursuant to, or in accordance with, the provisions of sec. 302 of the German Stock Corporation Act (AktG), as amended. 'The agreements will enter into effect upon registration in the competent Commercial Register for the respective dependent company. 'The agreements will be entered into for an indefinite period. Each of the parties will be able to terminate the respective agreement at the end of any financial year of the respective dependent company, subject to a notice period of six months. 'The right to terminate the agreement for cause without notice shall remain unaffected. Cause shall include, but not be limited to, the controlling company no longer directly or indirectly holding the majority of the voting rights or capital of the respective dependent company, or upon the end of the respective Profit and Loss Transfer Agreement between the parties without such agreement being immediately replaced by another profit and loss transfer agreement. In addition to the approval of the Annual General Meeting of Fresenius Kabi AG and the Shareholders Meeting of Fresenius Versicherungsvermittlungs GmbH, which were adopted by resolution dated April 1, 2015 for Fresenius Kabi AG and by resolution dated April 1, 2015 for Fresenius Versicherungsvermittlungs GmbH, the Domination Agreements described above also require the approval of the Annual General Meeting of Fresenius SE & Co. KGaA. The Domination Agreements will enter into effect upon their approval of the Annual General Meeting of Fresenius SE & Co. KGaA and their subsequent registration in the competent Commercial Register for Fresenius Kabi AG and for Fresenius Versicherungsvermittlungs GmbH in Bad Homburg v. d. H. Pursuant to sec. 293a of the German Stock Corporation Act, the Management Board of the General Partner of Fresenius SE & Co. KGaA as well as the Management Board of Fresenius Kabi AG and the Management of Fresenius Versicherungsvermittlungs GmbH respectively have submitted a joint report. From the date of convening the Annual General Meeting, the documents pertaining to this agenda item and other information pertaining to the Annual General Meeting will be made available on the company's website (www.fresenius.de). It will also be possible to access these documents during the course of the Annual General Meeting of the Company. Neither examination of the Domination Agreements by a contract auditor nor a corresponding audit report were required, because all shares of Fresenius Kabi AG and Fresenius Versicherungsvermittlungs GmbH are held by Fresenius SE & Co. KGaA (sec. 295 para. 1 of the German Stock Corporation Act). For the same reason, neither compensation pursuant to sec. 304 of the German Stock Corporation Act nor severance payments pursuant to sec. 305 of the German Stock Corporation Act are to be granted in connection with the Domination Agreements. - 4 -The General Partner and the Supervisory Board propose to resolve as follows: a) The Domination Agreement between Fresenius SE & Co. KGaA and Fresenius Kabi AG dated March 12, 2015 is approved. b) The Domination Agreement between Fresenius SE & Co. KGaA and Fresenius Versicherungsvermittlungs GmbH dated March 12, 2015 is approved. 7. Election of a new member of the Supervisory Board Pursuant to secs. 95 and 96 of the German Stock Corporation Act, sec. 22 in conjunction with secs. 24 and 25 of the Co-Determination of Employees in Cross-Border Mergers Act (MgVG) and Article 8 (1) and (2) of the Articles of Association, the Supervisory Board of Fresenius SE & Co. KGaA comprises six representatives each from the shareholders and the employees. The election of a new member of the Supervisory Board is necessary because the Supervisory Board member, Dr. Gerhard Rupprecht, was fatally injured in an accident on August 8, 2014. The Supervisory Board proposes to elect to the Supervisory Board as representative of the shareholders Mr. Michael Diekmann, Chairman of the Board of Management of Allianz SE, resident in Munich, with effect as of the close of this Annual General Meeting until the close of the Annual General Meeting which resolves on the ratification of actions of the Supervisory Board for the Fiscal Year 2015. In the event that he is elected to the Supervisory Board, Mr. Diekmann has expressed his intention to stand for the post of Deputy Chairman. The Annual General Meeting will not be bound by this election nomination. Mr. Diekmann holds official posts on statutory supervisory boards or comparable domestic or international control bodies of the following companies: BASF SE (Deputy Chairman of the Supervisory Board) Linde AG (Deputy Chairman of the Supervisory Board) Siemens AG Allianz Australia Ltd (Non-Executive Director) The companies of the Fresenius Group maintain business relations with the Allianz Group under customary conditions. In the Financial Year 2014, the Fresenius Group paid the Allianz Group the net amount of '11.6 million (2013: '5.3 million) for insurance premiums. At the close of the Annual General Meeting of Allianz SE on May 6, 2015, Mr. Diekmann will stand down from the Management Board of Allianz SE. Thus, the Supervisory Board is of the opinion that there shall be no business or personal relations that are to be disclosed pursuant to sec. 5.4.1. of the German Corporate Governance Code at the point in time of the Annual General Meeting of Fresenius SE & Co. KGaA on May 20, 2015. - 5 -8. RESOLUTION on the Election of a New Member to the Joint Committee Article 13a of the Articles of Association of the Company stipulates that the Company shall have a Joint Committee consisting of two members of the Supervisory Board of the General Partner, delegated by the General Partner and two members of the Supervisory Board of the Company (Joint Committee). The election of a new member of the Joint Committee is necessary because one of the members, Dr. Gerhard Rupprecht, was fatally injured in an accident on August 8, 2014. Pursuant to Article bob (4) and Article 8 (3) to (6) of the Articles of Association, the Supervisory Board proposes to elect to the Joint Committee Mr. Michael Diekmann, Chairman of the Board of Management of Allianz SE, resident in Munich, with effect as of the close of this Annual General Meeting until the close of the Annual General Meeting which resolves on the ratification of the actions of the Supervisory Board for the Financial Year 2015. Information on Mr. Michael Diekmann is set forth below in agenda item 7.	Issuer	Abstain	N/A	N/A
561798	FRESNILLO PLC	FRES	B2QPKJ1	5/18/2015	5/14/2015	154	The following is a brief summary of the items of business: Resolution 1 relates to the receiving of the report and accounts for the financial year ended 31 December 2014. Resolution 2 relates to the approval of a final dividend. As set out in the Company’s preliminary announcement on 4 March 2015, the Directors recommend a final dividend of 3.0 US cents per Ordinary Share. If the recommended final dividend is approved, this will be paid on 22 May 2015 to all ordinary shareholders who are on the register of members on 1 May 2015. Resolution 3 is to approve the Annual Report on Remuneration, as set out in the Annual Report and Accounts for the financial year ended 31 December 2014. Resolutions 4 to 15 relate to the re-election of the Directors in accordance with Provision B.7.1 of the UK Corporate Governance Code. Resolutions 10 to 15 relate to the re-election of the independent Directors in accordance with changes to the UK Listing Rules applicable to companies with a controlling shareholder. As such, resolutions 10 to 15 require approval by a majority of votes cast by independent shareholders as well as all shareholders of the Company. Biographies for the Directors can be found on pages 13 to 17 of this document and include a description of the perspectives and experience each Director brings. Resolutions 16 and 17 relate to the re-appointment of auditors and the authorisation of the Audit Committee to set their fees. Resolutions 18 to 20 relate to the share capital of the Company: – Resolution 18 seeks shareholder approval in order to authorise the Directors, for the purposes of section 551 of the Companies Act 2006, to allot shares or grant rights to subscribe for or convert any security into shares up to an aggregate nominal amount of US$122,815,598. This represents one third of the total issued Ordinary Share capital of the Company excluding treasury shares as at 13 April 2015, being the last practicable date before publication of this Notice. – Resolution 19 seeks shareholder approval in order to authorise the Directors, for the purposes of section 570 of the Companies Act 2006, to allot shares or grant rights to subscribe for or convert any security into shares up to an aggregate nominal amount of US$36,844,679 as if section 561(1) of the Companies Act 2006 did not apply. This represents 10% of the total issued Ordinary Share capital of the Company excluding treasury shares as at 13 April 2015, being the last practicable date before publication of this Notice. – Resolution 20 seeks shareholder approval in order to authorise the Directors, for the purposes of section 701 of the Companies Act 2006, to make market purchases of the Ordinary Shares, up to a maximum number of 73,689,358 shares. This represents 10% of the total issued Ordinary Share capital of the Company excluding treasury shares as at 13 April 2015, being the last practicable date before publication of this Notice. Letter from the Chairman 4 www.fresnilloplc.com Fresnillo plc | Notice of Annual General Meeting 2015 Resolution 21 seeks shareholder approval to renew the authority passed at the Company’s AGM on 16 May 2014 for the purposes of the Companies (Shareholders’ Rights) Regulations 2009 to call general meetings (other than an annual general meeting) on 14 clear days’ notice, provided that facilities are available to shareholders to vote by electronic means for meetings called on such notice. The Company will not use such authority as a matter of routine, and only in circumstances where the flexibility is merited by the business of the meeting or where it would be to the advantage of the members as a whole and moreover where the proposals are not of a complexity that might require more time for consideration by members. The business of the meeting will be conducted on a poll. I would encourage shareholders to exercise their right to vote in the following ways: – If you will be attending the AGM, please bring the attendance slip enclosed with your Form of Proxy to the AGM when voting. – If you are not able to attend the AGM in person, you can cast your votes by proxy by completing the enclosed Form of Proxy and returning it to Equiniti Limited, FREEPOST RTHJ-CLLL-KBKU, Aspect House, Spencer Road, Lancing, West Sussex BN99 8LU, UK. Alternatively, you can vote using the internet at www.sharevote.co.uk using the relevant reference numbers printed on your Form of Proxy. Full details of how to vote using the Form of Proxy or via the internet can be found on page 7. Completion and return of the Form of Proxy will not prevent shareholders from attending in person and voting at the meeting should they subsequently decide to do so. – CREST members may use the CREST electronic proxy appointment service to submit their proxy appointment in respect of the AGM as detailed in the Notes to the Notice of the AGM on pages 7 to 9. – Please note that all forms of proxy and appointments, whether postal or electronic, must be received by 12.00 noon (UK time) on Thursday 14 May	Issuer	Abstain	N/A	N/A
561798	G4S PLC	GFS	B01FLG6	6/4/2015	6/3/2015	1,410	REPORT AND ACCOUNTS 1. To receive the financial statements of the company for the year ended 31 December 2013 and the reports of the directors and auditor thereon. REMUNERATION 2. To approve the Directors’ Remuneration Policy as set out in the Directors’ remuneration report in the company’s annual report and accounts for the year ended 31 December 2013. 3. To approve the Directors’ remuneration report, other than the part containing the Director’s Remuneration Policy, as set out in the company’s annual report and accounts for the year ended 31 December 2013. 4. That the rules of the G4S Long Term Incentive Plan (“LTIP”), in the form produced at the Annual General Meeting and initialled by the chairman of the meeting for the purposes of identification (a summary of which is set out in the appendix to the explanatory notes to this Notice of Meeting) be and are hereby approved; and that the directors be and are hereby authorised to: (a) adopt the LTIP and to do all such other acts and things as they may consider appropriate to implement the LTIP; and (b) establish further plans based on the LTIP but modified to take account of local tax, exchange control or securities laws in overseas territories, provided that any shares made available under such further plans are treated as counting against the limits on individual or overall participation in the LTIP. DIVIDEND 5. To declare a final dividend for the year ended 31 December 2013 of 5.54p (DKK 0.4954) for each ordinary share in the capital of the company. DIRECTORS 6. To elect Himanshu Raja as a director. 7. To re-elect Ashley Almanza as a director. 8. To re-elect John Connolly as a director. 9. To re-elect Adam Crozier as a director. 10. To re-elect Mark Elliott as a director 11. To re-elect Winnie Kin Wah Fok as a director. 12. To re-elect Grahame Gibson as a director. 13. To re-elect Mark Seligman as a director. 14. To re-elect Paul Spence as a director. 15. To re-elect Clare Spottiswoode as a director 16. To re-elect Tim Weller as a director. AUDITOR 17. To re-appoint KPMG Audit Plc as auditor of the company to hold office until the conclusion of the next Annual General Meeting of the company. 18. To authorise the directors to determine the remuneration of the auditor. DIRECTORS’ AUTHORITY TO ALLOT 19. That the directors be and are hereby generally and unconditionally authorised pursuant to and in accordance with section 551 of the Companies Act 2006 (the” Act”) to exercise all the powers of the company to allot shares in the company or grant rights to subscribe for, or convert any security into, shares in the company: (i) up to an aggregate nominal amount of £129,299,000; and (ii) comprising equity securities (as defined in section 560 of the Act) up to a further aggregate nominal amount of £129,299,000 provided that they are offered by way of a rights issue to holders of ordinary shares on the register of members at such record date(s) as the directors may determine where the equity securities respectively attributable to the interests of the ordinary shareholders are proportionate (as nearly as may be practicable) to the respective numbers of ordinary shares held or deemed to be held by them on any such record date(s), subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, legal or practical problems arising under the laws of any territory or the requirements of any relevant regulatory body or stock exchange or any other matter ; provided that this authority shall expire on the date of the next Annual General Meeting of the company, save that the company shall be entitled to make offers or agreements before the expiry of such authority which would or might require relevant securities to be allotted after such expiry and the directors shall be entitled to allot relevant securities pursuant to any such offer or agreement as if this authority had not expired; and all unexpired authorities granted previously to the directors to allot relevant securities under section 551 of the Act shall cease to have effect at the conclusion of this Annual General Meeting (save to the extent that the same are exercisable pursuant to section 551(7) of the Act by reason of any offer or agreement made prior to the date of this Resolution which would or might require shares to be allotted or rights to be granted on or after that date). 20. That the directors be and are hereby empowered, pursuant to section 570 of the Act, subject to the passing of Resolution 19 above, to allot equity securities (as defined in section 560 of the Act) for cash pursuant to the authority conferred by Resolution 19 above as if section 561 of the Act did not apply to any such allotment, provided that this power shall be limited to: (i) the allotment of equity securities in connection with an offer or issue of equity securities (but in the case of the authority granted under paragraph (ii) of Resolution 19 above, by way of rights issue only) to or in favour of the holders of shares on the register of members at such record date(s) as the directors may determine where the equity securities respectively attributable to the interests of the shareholders are proportionate (as nearly as may be practicable) to the respective numbers of shares held by them on any such record date(s), but subject to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to fractional entitlements, treasury shares, record dates, shares represented by depositary receipts, legal or practical problems arising under the laws of any territory or the requirements of any relevant regulatory body or stock exchange or any other matter ; and (ii) the allotment (otherwise than pursuant to sub-paragraph (i) above) of equity securities pursuant to the authority granted under Resolution 19(i) above up to an maximum nominal amount of £19,394,000; Annual Report and Accounts 2013 G4S plc 151 Notice of Annual General Meeting continued and shall expire on the expiry of the authority conferred by Resolution 19 above unless previously renewed, varied or revoked by the company in general meeting, save that the company shall be entitled to make offers or agreements before the expiry of such power which would or might require equity securities to be allotted, or treasury shares to be sold, after such expiry and the directors shall be entitled to allot equity securities or sell treasury shares pursuant to any such offer or agreement as if the power conferred hereby had not expired. All previous unutilised authorities under section 570 of the Act shall cease to have effect at the conclusion of this Annual General Meeting. AUTHORITY TO PURCHASE OWN SHARES 21. That the company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the Act, to make market purchases (within the meaning of section 693(4) of the Act) of ordinary shares of 25p each in the capital of the company on such terms and in such manner as the directors may from time to time determine, provided that: (i) the maximum number of such shares which may be purchased is 155,159,000; (ii) the minimum price which may be paid for each such share is 25p (exclusive of all expenses); (iii) the maximum price which may be paid for each such share is an amount equal to 105% of the average of the middle market quotations for an ordinary share in the company as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such share is contracted to be purchased (exclusive of expenses); and (iv) this authority shall, unless previously revoked or varied, expire at the conclusion of the Annual General Meeting of the company to be held in 2015 (except in relation to the purchase of such shares the contract for which was entered into before the expiry of this authority and which might be executed wholly or partly after such expiry). AUTHORITY TO MAKE POLITICAL DONATIONS 22. That in accordance with sections 366 and 367 of the Act, the company and all companies which are subsidiaries of the company during the period when this Resolution 20 has effect be and are hereby unconditionally authorised to: (i) make political donations to political parties or independent election candidates not exceeding £50,000 in total; (ii) make political donations to political organisations other than political parties not exceeding £50,000 in total; and (iii) incur political expenditure not exceeding £50,000 in total; (as such terms are defined in the Act) during the period beginning with the date of the passing of this Resolution and ending at the conclusion of the next Annual General Meeting of the company provided that the authorised sum referred to in paragraphs (i), (ii) and (iii) above may be comprised of one or more amounts in different currencies which, for the purposes of calculating the said sum, shall be converted into pounds sterling at the exchange rate published in the London edition of the Financial Times on the date on which the relevant donation is made or expenditure incurred (or the first business day thereafter) or, if earlier, on the day in which the company enters into any contract or undertaking in relation to the same. NOTICE PERIOD FOR GENERAL MEETINGS OTHER THAN AGMS 23. That a general meeting of the company, other than an Annual General Meeting, may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
190964	GARMIN LTD	GRMN	H2906T109	6/5/2015	5/26/2015	793	1. Approval of Garmin’s 2014 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 27, 2014 and the statutory financial statements of Garmin for the fiscal year ended December 27, 2014. The Board of Directors proposes to the Annual Meeting to approve Garmin’s 2014 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 27, 2014 and the statutory financial statements of Garmin for the fiscal year ended December 27, 2014. 2. Approval of the appropriation of available earnings. The Board of Directors proposes to the Annual Meeting to approve the appropriation of available earnings as follows: Proposed Appropriation of Available Earnings: Balance brought forward from previous years CHF (48,190,000) Net loss for the period (on a stand-alone unconsolidated basis): CHF (175,401,000) Total net loss: CHF (223,591,000) Resolution proposed by the Board of Directors: - RESOLVED, that the total net loss of CHF (223,591,000) shall be carried forward. GARMIN LTD. - 2015 Proxy Statement 3. Approval of the payment of a cash dividend in the aggregate amount of $2.04 per outstanding share out of Garmin’s general reserve from capital contribution in four equal installments. The Board of Directors proposes to the Annual Meeting that Garmin pay a cash dividend in the amount of $2.04 per outstanding share as follows: General Reserve from Capital Contribution as per December 27, 2014 CHF 5,337,512,000 Resolutions proposed by the Board of Directors: • RESOLVED, that Garmin, out of, and limited at a maximum to the amount of, the Dividend Reserve (as defined below), pay a cash dividend in the amount of US $2.04 per outstanding share out of Garmin’s general legal reserve from capital contribution payable in four equal installments at the dates determined by the Board of Directors in its discretion, the record date and payment date for each such installment to be announced in a press release at least ten calendar days prior to the record date; and further • RESOLVED, that the cash dividend shall be made with respect to the outstanding share capital of Garmin on the record date for the applicable installment, which amount will exclude any shares of Garmin held by Garmin or any of its direct or indirect subsidiaries; and further CHF 564,679,000 • RESOLVED, that CHF 564,679,0003 be allocated to dividend reserves from capital contribution (the “Dividend Reserve”) from the general reserve from capital contribution in order to pay such dividend of US $2.04 per outstanding share with a nominal value of CHF 10.00 each (assuming a total of 208,077,418 shares eligible to receive the dividend); and further • RESOLVED that if the aggregate dividend payment is lower than the Dividend Reserve, the relevant difference will be allocated back to the general reserve from capital contribution; and further • RESOLVED, that to the extent that any installment payment, when converted into Swiss francs, at a USD/CHF exchange rate prevailing at the relevant record date for the relevant installment payment, would exceed the Dividend Reserve then remaining, the U.S. dollar per share amount of that installment payment shall be reduced on a pro rata basis, provided, however, that the aggregate amount of that installment payment shall in no event exceed the then remaining Dividend Reserve. CHF 4,772,833,000 (1) In no event will the dividend payment exceed a total of US$2.04 per share. (2) The announcements will not be published in the Swiss Official Gazette of Commerce. (3) Based on the currency conversion rate of 0.9854 as at December 27, 2014. With a total of 208,077,418 shares eligible for payout (based on the number of shares issued as at December 27, 2014), the aggregate dividend total would be CHF 564,679,000. The amount of the Dividend Reserve, calculated on the basis of the Company’s issued shares as at December 27, 2014, includes a 35% margin to accommodate (i) unfavorable currency fluctuation and (ii) new share issuance (see footnote 4 below) that may occur between the time that the dividend is approved by shareholders and when the last installment payment is made. Unused dividend reserves will be returned to the general reserve from capital contribution after the last installment payment. (4) This number is based on the registered share capital at December 27, 2014. The number of shares eligible for dividend payments may change due to the repurchase of shares, the sale of treasury shares or the issuance of new shares, including (without limitation) from the conditional share capital reserved for the employee profit sharing program. 4. Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 27, 2014. The Board of Directors proposes to the Annual Meeting that the members of the Board of Directors and the Executive Management be discharged from personal liability for the fiscal year ended December 27, 2014. 5. Re-election of directors. Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting that each of Donald H. Eller, Joseph J. Hartnett, Min H. Kao, Charles W. Peffer, Clifton A. Pemble and Thomas P. Poberezny be re-elected as directors, each for a term extending until completion of the next annual general meeting. 6. Re-election of Chairman: Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting that Min H. Kao be re-elected as Executive Chairman of the Board of Directors for a term extending until completion of the next annual general meeting. 7. Re-election of Compensation Committee members: Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting that each of Donald H. Eller, Joseph J. Hartnett, Charles W. Peffer and Thomas P. Poberezny be re-elected as members of the Compensation Committee, each for a term extending until completion of the next annual general meeting. 8. Re-election of the independent voting rights representative: Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting that the law firm of Reiss + Press LLP be re-elected as the independent voting rights representative for a term extending until completion of the next annual general meeting, including any extraordinary general meeting of shareholders prior to the 2016 annual meeting. 9. Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2015 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term: Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting that the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2015 be ratified and that Ernst & Young Ltd be re-elected as Garmin’s statutory auditor for another one-year term. 10. Advisory vote on executive compensation. Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting to approve an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the Annual Meeting pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. GARMIN LTD. - 2015 Proxy Statement. 11. Binding vote to approve Fiscal Year 2016 maximum aggregate compensation for the Executive Management Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the Executive Management in Fiscal Year 2016 in an amount not to exceed US$3,623,400. 12. Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2015 Annual General Meeting and the 2016 Annual General Meeting. Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the Board of Directors between the 2015 Annual General Meeting and the 2016 Annual General Meeting in an amount not to exceed US$1,331,000. 13. Approval of an amendment to the Garmin Ltd. Employee Stock Purchase Plan. Proposal of the Board of Directors: The Board of Directors proposes to the Annual Meeting to approve an amendment to the Garmin Ltd. Employee Stock Purchase Plan to increase the number of shares reserved for sale and authorized for issuance under the Plan from 4,000,000 to 6,000,000. The text of the proposed amendment is contained in Annex 1, on which the proposed amendments are marked with a strikethrough to indicate text that would be deleted and with an underline to indicate text that would be added.	Issuer	Abstain	N/A	N/A
190964	GILEAD SCIENCES INC	GILD	375558103	5/6/2015	3/11/2015	6,253	1. To elect ten directors to serve for the next year and until their successors are elected and qualified. 2. To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2015. 3. To approve an amendment and restatement to Gilead’s Employee Stock Purchase Plan and International Employee Stock Purchase Plan. 4. To approve, on an advisory basis, the compensation of our named executive officers as presented in the Proxy Statement. 5. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board take steps to permit stockholder action by written consent. 6. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that the Chairman of the Board of Directors be an independent director. 7. To vote on a stockholder proposal, if properly presented at the meeting, requesting that Gilead issue an annual sustainability report. 8. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board report on certain risks to Gilead from rising pressure to contain U.S. specialty drug prices. 9. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561798	GKN PLC	GKN	3064650	5/7/2015	5/5/2015	1,480	1 That the annual report and accounts for the year ended 31 December 2014 be received. 2 That a final dividend of 5.6 pence per ordinary share of 10 pence each be declared in respect of the year ended 31 December 2014, payable to shareholders on the register of members at the close of business on 10 April 2015. 3 That Mr M J Turner be re-elected as a Director. 4 That Mr N M Stein be re-elected as a Director. 5 That Mr A C Walker be re-elected as a Director. 6 That Mr A Reynolds Smith be re-elected as a Director. 7 That Mr A G Cockburn be re-elected as a Director. 8 That Mr T Erginbilgic be re-elected as a Director. 9 That Mrs S C R Jemmett-Page be re-elected as a Director. 10 That Prof R Parry-Jones be re-elected as a Director. 11 That PricewaterhouseCoopers LLP be reappointed auditors of the Company to hold office until the conclusion of the next Annual General Meeting. 12 That the Directors be authorised to determine the remuneration of the Company’s auditors in respect of their appointment for the period ending at the conclusion of the next Annual General Meeting. 13 That the Directors’ remuneration report in the form set out on pages 78 to 95 of the 2014 annual report be approved. 14 That the Company, and any company which is or becomes a subsidiary of the Company at any time during the period to which this resolution relates, be authorised for the purposes of section 366 of the Companies Act 2006 to: (i) make political donations to political parties or independent election candidates, not exceeding £50,000 in aggregate; and/or (ii) make political donations to political organisations other than political parties, not exceeding £50,000 in aggregate; and/or (iii) incur political expenditure not exceeding £50,000 in aggregate, during the period beginning on the date of the passing of this resolution and expiring at the conclusion of the next Annual General Meeting of the Company or on 1 July 2016, whichever is the earlier, provided that the combined aggregate amount of donations made and political expenditure incurred pursuant to this authority shall not exceed £50,000 and that the maximum amounts referred to in (i), (ii) and (iii) may comprise sums in different currencies which shall be converted at such rate as the Directors may in their absolute discretion determine to be appropriate. For the purposes of this resolution, “political donations”, “political parties”, “independent election candidates”, “political organisations” and “political expenditure” have the meanings ascribed to them in sections 363 to 365 of the Companies Act 2006. 15 That, in substitution for all existing authorities, and without prejudice to previous allotments or offers or agreements to allot made pursuant to such authorities, the Directors be generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or convert any security into shares in the Company: (i) up to an aggregate nominal amount of £54,870,803, such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (ii) of this resolution 15 in excess of £54,870,803; and (ii) comprising equity securities (for the purposes of this resolution as defined in section 560 of the Companies Act 2006) up to an aggregate nominal amount of £109,741,606 (such amount to be reduced by the aggregate nominal amount allotted or granted under paragraph (i) of this resolution) in connection with an offer by way of a rights issue: (A) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (B) to holders of other equity securities as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of the Company’s next Annual General Meeting after this resolution is passed (or, if earlier, until 1 July 2016) but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires and the Directors may allot shares or grant such rights under any such offer or agreement as if the authority had not expired. References in this resolution 15 to the nominal amount of rights to subscribe for or to convert any security into shares (including where such rights are referred to as equity securities as defined in section 560(1) of the Companies Act 2006) are to the nominal amount of shares that may be allotted pursuant to the rights. Special Resolution 16 That, in substitution for all existing powers and subject to the passing of resolution 15, the Directors be generally empowered pursuant to section 570 of the Companies Act 2006 to allot equity securities (for the purposes of this resolution as defined in section 560 of the Companies Act 2006) for cash pursuant to the authority granted by resolution 15 and/or pursuant to section 573 of the Companies Act 2006, to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Companies Act 2006, such power to be limited: (i) to the allotment of equity securities in connection with an offer of equity securities (but in the case of an allotment pursuant to the authority granted by paragraph (ii) of resolution 15, such power shall be limited to the allotment of equity securities in connection with an offer by way of a rights issue only): (A) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (B) to holders of other equity securities, as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (ii) to the allotment of equity securities pursuant to the authority granted by paragraph (i) of resolution 15 and/or a sale of treasury shares for cash (in each case otherwise than in the circumstances set out in paragraph (i) of this resolution) up to a nominal amount of £8,302,649, calculated, in the case of equity securities which are rights to subscribe for, or to convert securities into, ordinary shares by reference to the aggregate nominal amount of relevant shares which may be allotted pursuant to such rights, such power to apply until the end of the Company’s next Annual General Meeting after this resolution is passed (or, if earlier, until 1 July 2016) but so that the Company may make offers and enter into agreements before the power expires which would, or might, require equity securities to be allotted after the power expires and the Directors may allot equity securities under any such offer or agreement as if the power had not expired. Special Resolution 17 That, subject to the Company’s articles of association and the Companies Act 2006, the Company be generally and unconditionally authorised to make market purchases (within the meaning of section 693(4) of the Companies Act 2006) of ordinary shares of 10 pence each in the capital of the Company (each a “GKN Share” and together the “GKN Shares”) provided that: (i) the maximum aggregate number of GKN Shares hereby authorised to be purchased is 164,612,408; (ii) the maximum price which may be paid for a GKN Share purchased pursuant to this authority is an amount equal to 105% of the average of the middle market quotations of a GKN Share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which that share is purchased and the minimum price which may be paid is 10 pence per GKN Share (in each case exclusive of expenses payable by the Company); and (iii) the authority hereby conferred shall (unless renewed prior to such date) expire at the conclusion of the next Annual General Meeting of the Company or on 1 July 2016, whichever is the earlier, provided that the Company may make a purchase of any GKN Shares after the expiry of this authority if the contract for purchase was entered into before such expiry. Special Resolution 18 That a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice in accordance with the Company’s articles of association.	Issuer	Abstain	N/A	N/A
561798	GLAXOSMITHKLINE PLC	GSK	0925288	5/7/2015	5/5/2015	4,418	4 GlaxoSmithKline plc Notice of Meeting Notice is hereby given that the fifteenth AGM of GlaxoSmithKline plc will be held at The Queen Elizabeth II Conference Centre, Broad Sanctuary, Westminster, London SW1P 3EE on Thursday 7 May 2015 at 2.30pm to consider and, if thought fit, pass the following resolutions. All resolutions will be proposed as ordinary resolutions, save for resolutions 20, 21 and 23 which will be proposed as special resolutions. Ordinary Business 1 To receive and adopt the Directors’ Report and the Financial Statements for the year ended 31 December 2014, together with the report of the auditors. 2 To approve the Annual Report on Remuneration for the year ended 31 December 2014. 3 To elect Sir Philip Hampton as a Director. 4 To elect Urs Rohner as a Director. 5 To re-elect Sir Andrew Witty as a Director. 6 To re-elect Professor Sir Roy Anderson as a Director. 7 To re-elect Dr Stephanie Burns as a Director. 8 To re-elect Stacey Cartwright as a Director. 9 To re-elect Simon Dingemans as a Director. 10 To re-elect Lynn Elsenhans as a Director. 11 To re-elect Judy Lewent as a Director. 12 To re-elect Sir Deryck Maughan as a Director. 13 To re-elect Dr Daniel Podolsky as a Director. 14 To re-elect Dr Moncef Slaoui as a Director. 15 To re-elect Hans Wijers as a Director. 16 To authorise the Audit & Risk Committee to re-appoint PricewaterhouseCoopers LLP as the auditors to the company to hold office from the end of the meeting to the end of the next meeting at which accounts are laid before the company. 17 To authorise the Audit & Risk Committee to determine the remuneration of the auditors. 5 Special Business 18 Donations to political organisations and political expenditure (ordinary resolution) THAT, in accordance with sections 366 and 367 of the Companies Act 2006 (the Act) the company is, and all companies that are, at any time during the period for which this resolution has effect, subsidiaries of the company as defined in the Act, are authorised in aggregate to: (a) make political donations, as defined in section 364 of the Act, to political parties and/or independent electoral candidates, as defined in section 363 of the Act, not exceeding £50,000 in total; (b) make political donations to political organisations other than political parties, as defined in section 363 of the Act, not exceeding £50,000 in total; and (c) incur political expenditure, as defined in section 365 of the Act, not exceeding £50,000 in total, in each case during the period beginning with the date of passing this resolution and ending at the end of the next AGM of the company to be held in 2016 or, if earlier, at the close of business on 30 June 2016. In any event, the aggregate amount of political donations and political expenditure made or incurred under this authority shall not exceed £100,000. 19 Authority to allot shares (ordinary resolution) THAT the Directors be and are hereby generally and unconditionally authorised, in accordance with section 551 of the Act, in substitution for all subsisting authorities, to exercise all powers of the company to allot shares in the company and to grant rights to subscribe for or convert any security into shares in the company up to an aggregate nominal amount of £405,360,976 which authority shall expire at the end of the next AGM of the company to be held in 2016 or, if earlier, at the close of business on 30 June 2016 (unless previously revoked or varied by the company in general meeting) save that under such authority the company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or rights to subscribe for or convert any security into shares to be granted after such expiry and the Directors may allot shares or grant rights to subscribe for or convert any security into shares in pursuance of such an offer or agreement as if the relevant authority conferred hereby had not expired. 20 Disapplication of pre-emption rights (special resolution) THAT subject to resolution 19 being passed, in substitution for all subsisting authorities, the Directors be and are hereby empowered to allot equity securities (as defined in the Act) for cash pursuant to the authority conferred on the Directors by resolution 19 and/or where such allotment constitutes an allotment of equity securities under section 560(3) of the Act, free of the restrictions in section 561(1) of the Act, provided that this power shall be limited to: ( a) the allotment of equity securities in connection with an offer or issue of equity securities to: (i) Ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) holders of other equity securities, as required by the rights of those securities or as the Board otherwise considers necessary, but so that the Directors may impose any limits or make such exclusions or other arrangements as they consider expedient in relation to Treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems under the laws of, or the requirements of, any relevant regulatory body or stock exchange, in any territory, or any matter whatsoever; and 6 (b) the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal amount of £60,810,227, and shall expire at the end of the next AGM of the company to be held in 2016 or, if earlier, at the close of business on 30 June 2016, save that the company may, before such expiry, make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the relevant authority conferred hereby had not expired. 21 Purchase of own shares by the company (special resolution) THAT the company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the Act to make market purchases (within the meaning of section 693(4) of the Act) of its own Ordinary Shares of 25 pence each provided that the: (a) maximum number of Ordinary Shares hereby authorised to be purchased is 486,481,816; (b) minimum price, exclusive of expenses, which may be paid for each Ordinary Share is 25 pence; (c) maximum price, exclusive of expenses, which may be paid for each Ordinary Share shall be the higher of (i) an amount equal to 5% above the average market value for the company’s Ordinary Shares for the five business days immediately preceding the day on which the Ordinary Share is contracted to be purchased; and (ii) the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange Official List at the time the purchase is carried out; and (d) authority conferred by this resolution shall, unless renewed prior to such time, expire at the end of the next AGM of the company to be held in 2016 or, if earlier, at the close of business on 30 June 2016, save that the company may, before such expiry, enter into a contract for the purchase of Ordinary Shares which would or might be completed wholly or partly after such expiry and the company may purchase Ordinary Shares pursuant to any such contract as if this authority had not expired. 22 Exemption from statement of the name of the senior statutory auditor in published copies of the auditors’ reports (ordinary resolution) THAT: (a) in accordance with section 506 of the Act, the name of the person who signs the auditors’ reports to the company’s members on the annual accounts and auditable reports of the company for the year ending 31 December 2015 as senior statutory auditor (as defined in section 504 of the Act) for and on behalf of the company’s auditors, should not be stated in published copies of the reports (such publication being as defined in section 505 of the Act) and the copy of the reports to be delivered to the Registrar of Companies under Chapter 10 of Part 15 of the Act; and (b) the company considers on reasonable grounds that statement of the name of the senior statutory auditor would create or be likely to create a serious risk that the senior statutory auditor, or any other person, would be subject to violence or intimidation. 23 Reduced notice of a general meeting other than an AGM (special resolution) THAT a general meeting of the company other than an AGM may be called on not less than 14 clear days’ notice. Notice of Meeting : continued 7 24 Approval of the adoption of the GlaxoSmithKline Share Value Plan (ordinary resolution) THAT the adoption of the GlaxoSmithKline Share Value Plan (the “Plan”), the principal features of which are summarised in the explanatory notes to this Notice and the rules of which have been signed for the purposes of identification by the Chairman, be and is hereby approved, and the Directors are hereby authorised to: (a) do whatever may be necessary or expedient to carry the Plan into effect, including making such modifications to the Plan as they may consider appropriate to take account of the requirements of the Financial Conduct Authority and best practice; and (b) establish further plans for the benefit of employees outside the UK, based on the Plan but modified to take account of local tax, exchange control or securities laws provided that any Ordinary Shares of the company made available under such further plans are treated as counting against the limits on individual participation, and overall participation contained in the Plan.	Issuer	Abstain	N/A	N/A
561798	GLENCORE PLC	GLEN	B4T3BW6	5/7/2015	5/5/2015	9,700	1 To receive the Company’s accounts and the reports of the Directors and auditors for the year ended 31 December 2014 (2014 Annual Report). 2 To approve a final distribution of U.S.$0.12 per ordinary share for the year ended 31 December 2014 which the Directors propose, and the shareholders resolve, is to be paid only from the capital contribution reserves of the Company. 3 To approve a distribution in specie of 139,513,430 ordinary shares of US$1 each in Lonmin plc (Lonmin Shares) to shareholders on the register of members at 7 p.m. CEST on 15 May 2015 (or such other time and date as the Directors, or any duly authorised committee of them, may determine), which the Directors propose, and the shareholders resolve, is to be effected out of the capital contribution reserves of the Company, such Lonmin Shares to be apportioned pro rata among shareholders, provided that: (i) each shareholder’s entitlement shall be rounded down to the nearest whole number of Lonmin Shares and where such apportionment would otherwise have resulted in any shareholder being entitled to a fraction of a Lonmin Share such fraction shall be aggregated with the fractions of a Lonmin Share to which all other shareholders would otherwise have been entitled and the Directors be and are hereby authorised to sell (or appoint any other person to sell) to any person, on behalf of Glencore, all the Lonmin Shares representing such fractions to any person, and for Glencore to retain the proceeds of sale; (ii) where the Directors reasonably consider that, due to legal or practical problems under the laws of, or the requirements of any recognised regulatory body, stock exchange or clearing system in, any territory, or due to the number of Lonmin Shares comprised in certain shareholders’ entitlements falling below a threshold that may be determined by the Directors, difficulties would arise in the distribution of Lonmin Shares to shareholders in such territories (or to certain shareholders in such territories) or below such a threshold, the Directors be and are hereby authorised to sell (or appoint any other person to sell) to any person, on behalf of such shareholders (or any of them), all the Lonmin Shares to which they would otherwise be entitled (after the sale of shares representing fractional entitlements pursuant to (i) above), and to remit the net proceeds of sale to such shareholders pro rata; (iii) the Company Secretary or any Director (or any person appointed by the Directors) shall be and is hereby authorised to execute an instrument of transfer in respect of the Lonmin Shares (or any of them) on behalf of Glencore and to do all acts and things the Directors (or any duly authorised committee of them) consider necessary or expedient to effect the transfer of the Lonmin Shares (or any of them) to, or in accordance with the directions of, any buyer or other transferee of any such shares. 4 To re-elect Anthony Hayward (Chairman) as a Director. 5 To re-elect Leonhard Fischer (Independent Non-Executive Director) as a Director. 6 To re-elect William Macaulay (Independent Non-Executive Director) as a Director. 7 To re-elect Ivan Glasenberg (Chief Executive Officer) as a Director. 8 To re-elect Peter Coates (Non-Executive Director) as a Director. 9 To re-elect John Mack (Independent Non-Executive Director) as a Director. 10 To re-elect Peter Grauer (Independent Non-Executive Director) as a Director. 11 To elect Patrice Merrin (Independent Non-Executive Director) as a Director. 12 To approve the Directors’ Remuneration Report in the 2014 Annual Report (excluding the Directors’ Remuneration Policy as set out in Part A of the Directors’ Remuneration Report). 13 To reappoint Deloitte LLP as the Company’s auditors to hold office until the conclusion of the next general meeting at which accounts are laid. 14 To authorise the audit committee to fix the remuneration of the auditors. 15 To renew the authority conferred on the Directors pursuant to Article 10.2 of the Company’s articles of association (the Articles) to allot shares or grant rights to subscribe for or to convert any security into shares for an Allotment Period (as defined in the Articles) commencing on the date of the passing of this resolution and ending on the earlier of 30 June 2016 and the conclusion of the Company’s AGM in 2016, and for that purpose the Authorised Allotment Amount (as defined in the Articles) shall be U.S.$43,593,154. 16 Subject to and conditionally upon the passing of resolution 15, to empower the Directors pursuant to Article 10.3 of the Articles to allot equity securities for an Allotment Period (each as defined in the Articles) commencing on the date of the passing of this resolution and ending on the earlier of 30 June 2016 and the conclusion of the Company’s AGM in 2016 wholly for cash as if Article 11 of the Articles did not apply to such allotment and, for the purposes of Article paragraph 10.3(c), the Non-Pre-Emptive Amount (as defined in the Articles) shall be U.S.$13,077,946. 17 That: (i) the Company be and is hereby generally and unconditionally authorised pursuant to Article 57 of the Companies (Jersey) Law 1991 (the Companies Law) to make market purchases of ordinary shares, provided that: (a) the maximum number of ordinary shares authorised to be purchased is 1,307,794,631 (b) the minimum price, exclusive of any expenses, which may be paid for an ordinary share is U.S.$0.01; (c) the maximum price, exclusive of any expenses, which may be paid for an ordinary share shall be the higher of: 1. an amount equal to 5 per cent above the average of the middle market quotations for ordinary shares taken from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such shares are contracted to be purchased; and 2. the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange Daily Official List at the time that the purchase is carried out; and (d) the authority hereby conferred shall expire on the earlier of the conclusion of the Company’s AGM in 2016 or on 30 June 2016 (except that the Company may make a contract to purchase ordinary shares under this authority before such authority expires, which will or may be executed wholly or partly after the expiry of such authority, and may make purchases of ordinary shares in pursuance of any such contract as if such authority had not expired); and (ii) the Company be and is hereby generally and unconditionally authorised pursuant to Article 58A of the Companies Law, to hold, if the Directors so desire, as treasury shares, any ordinary shares purchased pursuant to the authority conferred by paragraph (i) of this resolution.	Issuer	Abstain	N/A	N/A
190964	GOOGLE INC-CL A	GOOGL	38259P508	6/3/2015	4/6/2015	1,158	(1) To elect eleven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. (2) To ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015. (3) To approve an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock. (4) To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented. (5) To consider and vote upon a stockholder proposal regarding a lobbying report, if properly presented. (6) To consider and vote upon a stockholder proposal regarding the adoption of a majority vote standard for the election of directors, if properly presented. (7) To consider and vote upon a stockholder proposal regarding a report on renewable energy cost, if properly presented. (8) To consider and vote upon a stockholder proposal regarding a report on business risk related to climate change regulations, if properly presented. (9) To consider such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
190964	GOOGLE INC-CL C	GOOG	38259P706	6/3/2015	4/6/2015	1,403	(1) To elect eleven members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. (2) To ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2015. (3) To approve an amendment to Google’s 2012 Stock Plan to increase the share reserve by 17,000,000 shares of Class C capital stock. (4) To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented. (5) To consider and vote upon a stockholder proposal regarding a lobbying report, if properly presented. (6) To consider and vote upon a stockholder proposal regarding the adoption of a majority vote standard for the election of directors, if properly presented. (7) To consider and vote upon a stockholder proposal regarding a report on renewable energy cost, if properly presented. (8) To consider and vote upon a stockholder proposal regarding a report on business risk related to climate change regulations, if properly presented. (9) To consider such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
561798	HAMMERSON PLC	HMSO	0406501	4/22/2015	4/20/2015	712	RESOLUTION 1: To receive the 2014 Annual Report and Financial Statements The Directors of the Company present to the Meeting their Annual Report and the Financial Statements for the year ended 31 December 2014. RESOLUTION 2: To approve the 2014 Directors’ Remuneration Report Resolution 2 seeks approval by shareholders for the Directors’ Remuneration Report for the year ended 31 December 2014, which can be found on pages 75 to 93 of the 2014 Annual Report at www.hammerson.com. The Directors’ Remuneration Report gives details of the remuneration of the Directors for the year ended 31 December 2014. The vote is advisory and no Director’s remuneration is conditional upon passing the resolution. RESOLUTION 3: To declare a final dividend A final dividend of 11.6 pence per ordinary share has been recommended by the Board for the year ended 31 December 2014 and, if approved by shareholders, will be paid on 24 April 2015 to all shareholders on the register at the close of business on 13 March 2015. It is intended that 2.0 pence per share will be paid as a Property Income Distribution, net of withholding tax where appropriate, and the remainder of 9.6 pence paid as a normal dividend. RESOLUTIONS 4 to 13: To elect and re-elect Directors In accordance with the requirements of the UK Corporate Governance Code, all remaining Directors of the Company will retire and offer themselves for election or re-election (as appropriate) at the forthcoming Meeting. However, Antony Watson will retire from the Board following the Meeting and will not offer himself for re-election. Pierre Bouchut was appointed as a Director of the Company on 13 February 2015. Article 103 of the Comp any’s Articles of Association provides that Directors appointed by the Board shall hold office until the end of the next Annual General Meeting. Accordingly Pierre Bouchut will seek election as a Director of the Company. Directors’ biographies can be found on pages 98 and 99 of the 2014 Annual Report and on the Comp any’s website www.hammerson.com. The Board has confirmed, following a performance review, that all of the Directors of the Company standing for re-election continue to perform effectively and demonstrate commitment to their role. RESOLUTIONS 14 and 15: To re-appoint the auditor and authorise the Audit Committee to approve the auditor’s remuneration Resolution 14 proposes the re-appointment of Deloitte LLP as the auditor of the Company. Resolution 15 authorises the Audit Committee to agree the remuneration of the Company’s auditor. RESOLUTION 16: To grant authority to allot shares At the last Annual General Meeting of the Company held on 23 April 2014, the Directors were given authority to allot ordinary shares in the capital of the Company up to a maximum nominal amount of £117,628,324, representing approximately two-thirds of the Company’s issued ordinary share capital on 21 February 2014. This authority expires at the conclusion of the Meeting. The Investment Association (‘IA’) guidelines on directors’ authority to allot shares state that IA members will perm it, and treat as routine, resolutions seeking authority to allot shares representing up to one-third of a company’s issued share capital. In addition, they will treat as routine a request for authority to allot shares representing an additional one-third of a company’s issued share capital provided that it is only used to allot shares pursuant to a fully pre-emptive rights issue. The Board considers it appropriate that the Directors should continue to have this authority to allot shares in the capital of the Company. In light of the IA’s guidelines, this would mean renewing the authority up to a maximum nominal amount of £129,409,506 representing approximately two-thirds of the Company’s issued ordinary share capital calculated as at 20 February 2015. Of this amount, shares up to a nominal amount of £64,704,753 (representing approximately one-third of the Company’s issued ordinary share capital as at 20 February 2015) can only be allotted pursuant to a rights issue. The authority will expire at the conclusion of the Annual General Meeting in 2016 or, if earlier, on www.hammerson.com 3 22 June 2016. The Directors have no present intention of exercising this authority. The Company does not h old any of its shares in treasury as at 20 February 2015. RESOLUTION 17: To disapply statutory pre-emption rights Pursuant to the authority granted under Resolution 16, Resolution 17 will give the Directors authority to allot shares in the capital of the Company for cash in certain circumstances without complying with the pre-emption rights provisions in the Companies Act 2006. This authority will permit the Directors to allot: (a) shares up to a nominal amount of £129,409,506 (representing approximately two-thirds of the Company’s issued share capital as at 20 February 2015) by way of an offer to existing shareholders on a pre-emptive basis. However, unless the shares are allotted pursuant to a rights issue (rather than an open offer), the Directors may only allot shares up to a nominal amount of £64,704,753 (representing one-third of the Company’s issued share capital) (in each case subject to adjustments for fractional entitlements and overseas shareholders); and (b) shares up to a maximum nominal value of £9,803,750 representing approximately 5% of the issued ordinary share capital of the Company as at 20 February 2015 otherwise than in connection with an offer to existing shareholders. The Directors have no present intention of exercising this authority. The Directors confirm their intention to follow the provisions of the Pre-emption Group’s Statement of Principles (the ‘Principles’) regarding cumulative usage of authorities with in a rolling three-year period. The Principles provide that companies should not issue shares for cash representing more than 7.5% of a company’s issued share capital in any rolling three-year period, other than to existing shareholders, without prior consultation with shareholders. The authority contained in Resolution 17 will expire upon the expiry of the general authority conferred in Resolution 16 (i.e. at the conclusion of the Annual General Meeting in 2016 or, if earlier, on 22 June 2016). RESOLUTION 18: To authorise market purchases by the Company of its shares Resolution 18 gives the Company authority to buy back its own ordinary shares in the market as permitted by the Companies Act 2006. The authority limits the maximum number of shares that could be purchased to 78,430,004 (representing approximately 10% of the Company’s issued ordinary share capital as at 20 February 2015) and sets minimum and maximum prices at which shares may be purchased by the Company under this authority. This authority will expire at the conclusion of the Annual General Meeting of the Company in 2016 or, if earlier, on 22 June 2016. A listed company purchasing its own shares may hold those shares in treasury and make them available for re-sale as an alternative to cancelling them. Accordingly, if this resolution is passed, the Company will have the option of holding, as treasury shares, any of its own shares that it purchases pursuant to the authority conferred. This would give the Company the ability to sell treasury shares quickly and cost-effectively and provide the Company with additional flexibility in the management of its capital base. No dividends are paid and no voting rights are attached to shares held in treasury. As at 20 February 2015, there were 379,456 options to subscribe for ordinary shares in the capital of the Company, representing 0.05% of the Company’s issued ordinary share capital. If the authority conferred by this resolution and the existing resolution passed at last year’s Annual General Meeting (which expires at the conclusion of the Meeting) were to be exercised in full, these options would represent 0.06% of the issued share capital of the Company. The Directors have no present intention of exercising the authority to purchase the Company’s ordinary shares for cancellation, but may purchase shares to be held in treasury. The authority would be exercised only if the Directors believed that to do so would be in the interests of shareholders generally. Any purchase s of ordinary shares would be by means of market purchases on a recognised investment exchange	Issuer	Abstain	N/A	N/A
561798	HARGREAVES LANSDOWN PLC	HL/	B1VZ0M2	10/24/2014	10/22/2015	198	To receive the audited financial statements for the year ended 30th June 2014, together with the directors’ reports and auditors’ report on those financial statements. Resolution One – Receive the Report of Directors and Audited Accounts To receive and approve the directors’ remuneration report (excluding the directors’ remuneration policy set out on pages 44 to 48 of the directors’ remuneration report) for the year ended 30th June 2014. Resolution Two – Approve Directors’ Remuneration Report (excluding Directors Remuneration Policy) To receive and approve the directors’ remuneration policy as set out on pages 44 to 48 of the directors’ remuneration report for the year ended 30th June 2014. Resolution Three –Approve Directors’ Remuneration Policy To re-appoint PricewaterhouseCoopers LLP as auditors to the Company to hold office from this Annual General Meeting until the conclusion of the next general meeting at which financial statements are laid before the Company. Resolution Four –Re-appointment of Auditors To authorise the directors to determine the remuneration of the auditors. Resolution Five –Auditors’ remuneration To re-elect Mike Evans as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as Non-Executive Chairman of the Company. Resolution Six– Re-election of Mike Evans – Non-Executive Chairman To re-elect Ian Gorham as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as Chief Executive Officer of the Company. Resolution Seven– Re-election of Ian Gorham – Chief Executive Officer To re-elect Tracey Taylor as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers herself for re-election as Chief Finance Officer of the Company. Resolution Eight – Re-election of Tracey Taylor – Chief Finance Officer To re-elect Peter Hargreaves as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as an Executive Director of the Company. Resolution Nine – Re-election of Peter Hargreaves – Executive Director To re-elect Chris Barling as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as a Non-Executive Director of the Company. To re-elect Stephen Robertson as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as a Non-Executive Director of the Company. To re-elect Dharmash Mistry as a director, who retires in accordance with Article 85 of the Company’s Articles of Association and who, being eligible, offers himself for re-election as a Non-Executive Director of the Company. To elect Shirley Garrood as a director, who, having been appointed since the last Annual General Meeting, retires in accordance with Article 80.1 of the Company’s Articles of Association, and who, being eligible, offers herself for election as a Non-Executive Director. Resolution Ten – Re-election of Chris Barling – Non-Executive Director Resolution Eleven – Re-election of Stephen Robertson– Non-Executive Director Resolution Twelve – Re-election of Dharmash Mistry– Non-Executive Director Resolution Thirteen –Election of Shirley Garrood– Non-Executive Director SPECIAL BUSINESS Resolution Fourteen – Authority to Purchase Own Shares To consider and, if thought fit, to pass the following resolution, as a special resolution: THAT the Company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the Act to make one or more market purchases (within the meaning of section 693(4) of the Act) of fully paid ordinary shares of 0.4 pence each in the capital of the Company (“Ordinary Shares”) provided that: (a) the maximum aggregate number of Ordinary Shares hereby authorised to be purchased is 47,431,862 (representing 10 percent of the Company’s issued ordinary share capital); (b) the minimum price which may be paid for any such Ordinary Share is 0.4 pence per share (exclusive of expenses); (c) the maximum price (exclusive of expenses) which may be paid for an Ordinary Share shall be an amount equal to 105 percent of the average of the market values for an Ordinary Share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the date on which the Ordinary Share is contracted to be purchased; and (d) unless previously renewed varied or revoked, the authority hereby conferred shall expire at the conclusion of the Company’s next Annual General Meeting, but the Company may enter into a contract or contracts to purchase Ordinary Shares under the authority hereby conferred prior to the Resolution Fifteen – Authority to Allot Shares To consider and, if thought fit, to pass the following resolution, as an ordinary resolution: THAT, in substitution for all existing authorities, to the extent unused, the directors be and are generally and unconditionally hereby authorised pursuant to Section 551 of the Act to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company (such shares, and rights to subscribe for or to convert any security into shares in the Company being “relevant securities”) up to an aggregate nominal amount of £632,424.80, provided that this authority, unless previously renewed, revoked, varied or extended, shall expire at the conclusion of the next Annual General Meeting of the Company save that the Company may make an offer or agreement at any time before such expiry which would or might require relevant securities to be allotted after this authority has expired and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired. Resolution Sixteen – Authority to Dis-apply Statutory Pre-emption Rights To consider and, if thought fit, to pass the following resolution, as a special resolution: THAT, subject to the passing of resolution 15, the directors be and are hereby empowered pursuant to Section 570 of the Act to allot equity securities (as defined in Section 560 of the Act) of the Company wholly for cash pursuant to the authority conferred by resolution 15 above, and/or by way of a sale of treasury shares (in accordance with Section 573 of the Act), in each case as if Section 561(1) of the Act did not apply to the allotment provided that this power shall be limited to: (a) the allotment of equity securities in connection with or pursuant to an offer of, or invitation to apply for, equity securities in favour of holders of ordinary shares in the capital of the Company in proportion (as nearly as practicable) to the respective number of ordinary shares held by them at the record date for such allotment but, subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements, legal, regulatory or practical problems arising under the laws or requirements of any overseas territory or by virtue of shares being represented by depository receipts or the requirements of any regulatory body or stock exchange or any other matter whatsoever; and (b) the allotment, otherwise than pursuant to sub-paragraph (a) of this resolution, of equity securities up to an aggregate nominal amount of £94,863.72, provided that, unless previously renewed, revoked, varied or extended, this power shall expire at the conclusion of the next Annual General Meeting of the Company after the passing of this resolution, save that the Company may make an offer or agreement before this authority has expired which would or might require equity securities to be allotted after this authority has expired and the directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred hereby had not expired. - 03 - Resolution Seventeen – Ratification of payments to non-executive directors and change to Articles of Association To consider and, if thought fit, to pass the following resolution, as a special resolution: THAT: (a) the decisions of the current and former directors of the Company to pay fees to non-executive directors of the Company, in the amounts set out in the Company’s annual reports and financial statements in each financial year up to and including the financial year ended 30 June 2014, notwithstanding that the amounts of such fees exceeded or may have exceeded the limit set out in the Company’s articles of association, be and are hereby approved and ratified; and (b) the Company’s articles of association shall be amended by deleting the existing Article 96.1 and replacing it with the following: “The ordinary remuneration of the Directors who do not hold executive office for their services (excluding amounts payable under any other provision of these Articles) shall not exceed in aggregate £1,500,000 per annum or such higher amount as the Company may from time to time by ordinary resolution determine. Subject thereto, each such Director shall be paid a fee for their services (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board.” Resolution Eighteen – Amendment to the Company’s Save As You Earn share scheme To consider and, if thought fit, to pass the following resolution, as an ordinary resolution: THAT, the rules of the Company’s Save As You Earn scheme shall be amended by deleting the existing definition of ‘Eligible Employee’ and replacing it with the following: “any employee of any Constituent Company and any director of any Constituent Company who normally devotes to his duties 25 hours or more a week (excluding meal breaks), who i. had on the day preceding the date of the issue of the relevant invitations pursuant to Rule 2.1 been such an employee or director for 1 or more years and; who ii. is chargeable to tax in respect of his office or employment under section 15-21 ITEPA and; any other employee or director of any participating company nominated by the Board to be an Eligible Employee” expiry of such authority which will or may be executed wholly or partly after the expiry of such authority and may make a purchase of Ordinary Shares in pursuance of any such contract or contracts. Resolution Nineteen - To approve short notice for general meetings To consider and, if thought fit, to pass the following resolution, as a special resolution: THAT, a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice	Issuer	Abstain	N/A	N/A
561761	HEIDELBERGCEMENT AG	HEI	5120679	5/7/2015	4/22/2014	3,380	Agenda 1. Submission of the adopted annual financial statements, the approved consolidated financial statements of the Group, as well as the combined management report of Heidelberg Cement AG and Heidelberg Cement Group, the explanatory report on the statements according to sec. 289(4) and (5), sec. 315(4) German Commercial Code for the 2014 financial year, and the report of the Supervisory Board The above documents and the Managing Board’s proposal for the appropriation of the profit may be viewed on the Internet at www.heidelbergcement.com on the Investor Relations/Annual General Meeting page. The documents will also be available and will be explained during the Annual General Meeting. In accordance with the statutory provisions, no resolution will be passed on agenda item 1, since the Supervisory Board has already approved the annual financial statements and consolidated financial statements and the annual financial statements have thus been adopted. 2. Beschlussfassung über die Verwendung des Bilanzgewinns The balance sheet profit for the 2014 financial year of Heidelberg Cement AG amounts to €144,306,998.49. The Managing Board and Supervisory Board propose: a) that a dividend in the amount of €0.75 be paid out of the balance sheet profit for each share carrying dividend rights. If this proposal is accepted, dividends in the total amount of €140,937,357.75 would be paid for the 187,916,477 no-par value shares carrying dividend rights for the 2014 financial year; and b) that the remaining balance sheet profit in the amount of €3,369,640.74 be carried forward. The dividends are payable on 8 May 2015. 3. Resolution on the approval of the Managing Board’s actions for the 2014 financial year The Managing Board and Supervisory Board propose that the actions of the members of the Managing Board for the 2014 financial year be approved. It is intended that the Annual General Meeting will resolve on the approval of the actions of the members of the Managing Board by way of separate votes. 4. Resolution on the approval of the Supervisory Board’s actions for the 2014 financial year The Managing Board and Supervisory Board propose that the actions of the members of the Supervisory Board for the 2014 financial year be approved. It is intended that the Annual General Meeting will resolve on the approval of the actions of the members of the Supervisory Board by way of separate votes. 5. Resolution on the appointment of the auditor for the 2015 financial year The Supervisory Board proposes, based on the recommendation of its audit committee, that Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft, Stuttgart, Germany, be appointed as the auditor of the annual financial statements and consolidated financial statements for the 2015 financial year as well as to review the abbreviated financial statements and the interim management report for the first six months of the 2015 financial year, insofar as these are subject to a review by an auditor. 6. Resolution on the creation of new Authorised Capital I and the corresponding amendment of the Articles of Association The existing Authorised Capital I, which was resolved by the Annual General Meeting on 6 May 2010 and has not yet been utilised in full, will expire on 5 May 2015; therefore, new authorised capital for the issuance of new shares against contributions in cash is to be created to the extent of the existing Authorised Capital I in order to strengthen the Company’s equity base. The Managing Board and Supervisory Board propose that the following resolution be adopted: a) The Managing Board is authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €225,000,000 by issuing new no-par value bearer shares against contributions in cash (Authorised Capital I). The shareholders are to be granted a subscription right in this regard. Subject to the approval of the Supervisory Board, the Managing Board is authorised, however, to exclude the shareholders’ subscription right – in respect of any fractional amounts, and/or – to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been issued or will be issued in future by the Company or its subordinate Group companies a subscription right for new no-par value shares in the amount to which they would be entitled after having exercised the option and/or conversion right and/or after fulfilment of the option and/or conversion obligation, respectively, and/or – if the issue price of the new shares is not significantly below the stock exchange price and the total pro rata amount of share capital attributable to the shares issued subject to the exclusion of the subscription right does not exceed 10% of the Company’s share capital existing at the time at which this authorisation is exercised or – if lower – at the time at which this authorisation takes effect; shares that have otherwise been issued during the term of this authorisation subject to the exclusion of the subscription right by applying sec. 186(3) sentence 4 German Stock Corporation Act must be counted towards the aforesaid 10 % limit. New shares issued or to be issued to cover subscription rights arising from option or conversion rights or obligations arising from warrants, convertible bonds, profit participation rights or participating bonds are also to be counted towards the aforesaid 10 % limit, provided they have been issued subject to the exclusion of the subscription right in corresponding application of sec. 186(3) sentence 4 German Stock Corporation Act. Moreover, treasury shares that are sold subject to the exclusion of the subscription right on the basis of an authorisation pursuant to sections 71(1) no. 8 sentence 5, 186(3) sentence 4 German Stock Corporation Act must also be counted towards this. The Managing Board is authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares. b) Article 4(2) of the Articles of Association is to be restated as follows: “(2) The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €225,000,000 by issuing new no-par value bearer shares against contributions in cash (Authorised Capital I). The shareholders shall be granted a subscription right in this regard. Subject to the approval of the Supervisory Board, the Managing Board shall be authorised, however, to exclude the shareholders’ subscription right – in respect of any fractional amounts, and/or – to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been or will be issued in future by the Company or its subordinate Group companies a subscription right for new no-par value shares in the amount to which they would be entitled after having exercised the option and/or conversion right and/or after fulfilment of the option and/or conversion obligation, respectively, and/or – if the issue price of the new shares is not significantly below the stock exchange price and the total pro rata amount of share capital attributable to the shares issued subject to the exclusion of the subscription right does not exceed 10% of the Company’s share capital existing at the time at which this authorisation is exercised or – if lower – at the time at which this authorisation takes effect; shares that have otherwise been issued during the term of this authorisation subject to the exclusion of the subscription right by applying sec. 186(3) sentence 4 German Stock Corporation Act must be counted towards the aforesaid 10 % limit. New shares issued or to be issued to cover subscription rights arising from option or conversion rights or obligations arising from warrants, convertible bonds, profit participation rights or participating bonds are also to be counted towards the aforesaid 10 % limit, provided they have been issued subject to the exclusion of the subscription right in corresponding application of sec. 186(3) sentence 4 German Stock Corporation Act. Moreover, treasury shares that are sold subject to the exclusion of the subscription right on the basis of an authorisation pursuant to sections 71(1) no. 8 sentence 5, 186(3) sentence 4 German Stock Corporation Act must also be counted towards this. The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares.” b) Article 4(2) of the Articles Managing Board is authorised, subject to the approval of the Supervisory Board, to exclude the subscription right where the capital increase against contributions in kind is carried out for the purpose of acquiring companies or parts thereof, or of participations in companies or other assets, or in the context of implementing a dividend in kind/dividend option. Additionally, the Managing Board is authorised, subject to the approval of the Supervisory Board, to exclude the shareholders’ subscription right to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been issued or will be issued in future by the Company or its subsidiaries a subscription right for new shares in the amount to which they would be entitled after having exercised the option or conversion right and/or after fulfilment of the option or conversion obligation, respectively. The Managing Board is authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares. b) Article 4(3) of the Articles of Association is to be restated as follows: “(3) The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €56,374,941 through the issuance of new no-par value bearer shares against contributions in kind (Authorised Capital II). Further, the Managing Board shall be authorised, subject to the approval of the Supervisory Board, to exclude the subscription right where the capital increase against contributions in kind is carried out for the purpose of acquiring companies or parts thereof, or of participations in companies or other assets, or in the context of implementing a dividend in kind/dividend option. Additionally, the Managing Board shall be authorised, subject to the approval of the Supervisory Board, to exclude the shareholders’ subscription right to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been issued or will be issued in future by the Company or its subsidiaries a subscription right for new shares in the amount to which they would be entitled after having exercised the option or conversion right and/or after fulfilment of the option or conversion obligation, respectively. The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares.” c) Following complete or partial implementation of the share capital increase, taking account of the respective utilisation of Authorised Capital II, and, if Authorised Capital II has not been utilised or not been completely utilised by 6 May 2020, the Supervisory Board is authorised to amend the wording of Article 4(1) and (3) of the Articles of Association after 6 May 2020. 8. Adjustment of the remuneration of the Supervisory Board The remuneration of the Supervisory Board in its current form was resolved by the Annual General Meeting on 6 May 2010. As of 1 January 2015, the Supervisory Board remuneration shall be converted to purely fixed remuneration, as is standard practise for leading German companies, and adjusted to a responsible level in line with market conditions. The following amendments of the Articles of Association are envisaged: increase – in the fixed remuneration of a Supervisory Board member from €40,000 to €70,000 p.a.; – in the remuneration for membership in the Audit Committee from €15,000 to €25,000 p.a.; – in the remuneration for membership in the Personnel Committee from €7,500 to €20,000 p.a.; and – in the attendance fee for each meeting of the Supervisory Board and its committees from €1,500 to €2,000. The currently existing variable remuneration of the Supervisory Board is to be dropped without substitution. Of“(2)“(2) The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €225,000,000 by issuing new no-par value bearer shares against contributions in cash (Authorised Capital I). The shareholders shall be granted a subscription right in this regard. Subject to the approval of the Supervisory Board, the Managing Board shall be authorised, however, to exclude the shareholders’ subscription right – in respect of any fractional amounts, and/or – to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been or will be issued in future by the Company or its subordinate Group companies a subscription right for new no-par value shares in the amount to which they would be entitled after having exercised the option and/or conversion right and/or after fulfilment of the option and/or conversion obligation, respectively, and/or – if the issue price of the new shares is not significantly below the stock exchange price and the total pro rata amount of share capital attributable to the shares issued subject to the exclusion of the subscription right does not exceed 10% of the Company’s share capital existing at the time at which this authorisation is exercised or – if lower – at the time at which this authorisation takes effect; shares that have otherwise been issued during the term of this authorisation subject to the exclusion of the subscription right by applying sec. 186(3) sentence 4 German Stock Corporation Act must be counted towards the aforesaid 10 % limit. New shares issued or to be issued to cover subscription rights arising from option or conversion rights or obligations arising from warrants, convertible bonds, profit participation rights or participating bonds are also to be counted towards the aforesaid 10 % limit, provided they have been issued subject to the exclusion of the subscription right in corresponding application of sec. 186(3) sentence 4 German Stock Corporation Act. Moreover, treasury shares that are sold subject to the exclusion of the subscription right on the basis of an authorisation pursuant to sections 71(1) no. 8 sentence 5, 186(3) sentence 4 German Stock Corporation Act must also be counted towards this. The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares.” c) Following complete or partial implementation of the share capital increase, taking account of the respective utilisation of Authorised Capital I, and, if Authorised Capital I has not been utilised or not been completely utilised by 6 May 2020, the Supervisory Board is authorised to amend the wording of Article 4(1) and (2) of the Articles of Association after 6 May 2020. 7. Resolution on the creation of new Authorised Capital II and the corresponding amendment of the Articles of Association The existing Authorised Capital II resolved by the Annual General Meeting on 6 May 2010, which has been used only to a limited extent, i.e. 416,477 shares and a nominal amount of €1,249,431, will expire on 5 May 2015; therefore, new authorised capital for the issuance of new shares against contributions in kind is to be created to the extent of the existing Authorised Capital II. The Managing Board and Supervisory Board propose that the following resolution be adopted: a) The Managing Board is authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €56,374,941 through the issuance of new no-par value bearer shares against contributions in kind (Authorised Capital II). Further, the Managing Board shall be authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €225,000,000 by issuing new no-par value bearer shares against contributions in cash (Authorised Capital I). The shareholders shall be granted a subscription right in this regard. Subject to the approval of the Supervisory Board, the Managing Board shall be authorised, however, to exclude the shareholders’ subscription right – in respect of any fractional amounts, and/or – to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been or will be issued in future by the Company or its subordinate Group companies a subscription right for new no-par value shares in the amount to which they would be entitled after having exercised the option and/or conversion right and/or after fulfilment of the option and/or conversion obligation, respectively, and/or – if the issue price of the new shares is not significantly below the stock exchange price and the total pro rata amount of share capital attributable to the shares issued subject to the exclusion of the subscription right does not exceed 10% of the Company’s share capital existing at the time at which this authorisation is exercised or – if lower – at the time at which this authorisation takes effect; shares that have otherwise been issued during the term of this authorisation subject to the exclusion of the subscription right by applying sec. 186(3) sentence 4 German Stock Corporation Act must be counted towards the aforesaid 10 % limit. New shares issued or to be issued to cover subscription rights arising from option or conversion rights or obligations arising from warrants, convertible bonds, profit participation rights or participating bonds are also to be counted towards the aforesaid 10 % limit, provided they have been issued subject to the exclusion of the subscription right in corresponding application of sec. 186(3) sentence 4 German Stock Corporation Act. Moreover, treasury shares that are sold subject to the exclusion of the subscription right on the basis of an authorisation pursuant to sections 71(1) no. 8 sentence 5, 186(3) sentence 4 German Stock Corporation Act must also be counted towards this. The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares.” c) Following complete or partial implementation of the share capital increase, taking account of the respective utilisation of Authorised Capital I, and, if Authorised Capital I has not been utilised or not been completely utilised by 6 May 2020, the Supervisory Board is authorised to amend the wording of Article 4(1) and (2) of the Articles of Association after 6 May 2020. 7. Resolution on the creation of new Authorised Capital II and the corresponding amendment of the Articles of Association The existing Authorised Capital II resolved by the Annual General Meeting on 6 May 2010, which has been used only to a limited extent, i.e. 416,477 shares and a nominal amount of €1,249,431, will expire on 5 May 2015; therefore, new authorised capital for the issuance of new shares against contributions in kind is to be created to the extent of the existing Authorised Capital II. The Managing Board and Supervisory Board propose that the following resolution be adopted: a) The Managing Board is authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €56,374,941 through the issuance of new no-par value bearer shares against contributions in kind (Authorised Capital II). Further, the Association is to be restated as follows: “(2) The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €225,000,000 by issuing new no-par value bearer shares against contributions in cash (Authorised Capital I). The shareholders shall be granted a subscription right in this regard. Subject to the approval of the Supervisory Board, the Managing Board shall be authorised, however, to exclude the shareholders’ subscription right – in respect of any fractional amounts, and/or – to such extent as may be required in order to grant to holders or creditors of warrants, convertible bonds, profit participation rights or participating bonds that have been or will be issued in future by the Company or its subordinate Group companies a subscription right for new no-par value shares in the amount to which they would be entitled after having exercised the option and/or conversion right and/or after fulfilment of the option and/or conversion obligation, respectively, and/or – if the issue price of the new shares is not significantly below the stock exchange price and the total pro rata amount of share capital attributable to the shares issued subject to the exclusion of the subscription right does not exceed 10% of the Company’s share capital existing at the time at which this authorisation is exercised or – if lower – at the time at which this authorisation takes effect; shares that have otherwise been issued during the term of this authorisation subject to the exclusion of the subscription right by applying sec. 186(3) sentence 4 German Stock Corporation Act must be counted towards the aforesaid 10 % limit. New shares issued or to be issued to cover subscription rights arising from option or conversion rights or obligations arising from warrants, convertible bonds, profit participation rights or participating bonds are also to be counted towards the aforesaid 10 % limit, provided they have been issued subject to the exclusion of the subscription right in corresponding application of sec. 186(3) sentence 4 German Stock Corporation Act. Moreover, treasury shares that are sold subject to the exclusion of the subscription right on the basis of an authorisation pursuant to sections 71(1) no. 8 sentence 5, 186(3) sentence 4 German Stock Corporation Act must also be counted towards this. The Managing Board shall be authorised, subject to the approval of the Supervisory Board, to lay down the further details of the capital increase and its implementation, in particular the content of the rights attached to the shares and the conditions for the issuance of the shares.” c) Following complete or partial implementation of the share capital increase, taking account of the respective utilisation of Authorised Capital I, and, if Authorised Capital I has not been utilised or not been completely utilised by 6 May 2020, the Supervisory Board is authorised to amend the wording of Article 4(1) and (2) of the Articles of Association after 6 May 2020. 7. Resolution on the creation of new Authorised Capital II and the corresponding amendment of the Articles of Association The existing Authorised Capital II resolved by the Annual General Meeting on 6 May 2010, which has been used only to a limited extent, i.e. 416,477 shares and a nominal amount of €1,249,431, will expire on 5 May 2015; therefore, new authorised capital for the issuance of new shares against contributions in kind is to be created to the extent of the existing Authorised Capital II. The Managing Board and Supervisory Board propose that the following resolution be adopted: a) The Managing Board is authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €56,374,941 through the issuance of new no-par value bearer shares against contributions in kind (Authorised Capital II). Further c) Following complete or partial implementation of the share capital increase, taking account of the respective utilisation of Authorised Capital I, and, if Authorised Capital I has not been utilised or not been completely utilised by 6 May 2020, the Supervisory Board is authorised to amend the wording of Article 4(1) and (2) of the Articles of Association after 6 May 2020. 7. Resolution on the creation of new Authorised Capital II and the corresponding amendment of the Articles of Association The existing Authorised Capital II resolved by the Annual General Meeting on 6 May 2010, which has been used only to a limited extent, i.e. 416,477 shares and a nominal amount of €1,249,431, will expire on 5 May 2015; therefore, new authorised capital for the issuance of new shares against contributions in kind is to be created to the extent of the existing Authorised Capital II. The Managing Board and Supervisory Board propose that the following resolution be adopted: a) The Managing Board is authorised, subject to the approval of the Supervisory Board, to increase the share capital of the Company once or several times until 6 May 2020 by up to a total of €56,374,941 through the issuance of new no-par value bearer shares against contributions in kind (Authorised Capital II). Further, the	Issuer	Abstain	N/A	N/A
561761	HENKEL AG & CO KGAA VORZUG	HEN3	5076705	4/13/2015	4/7/2015	4,328	Annual General Meeting 2015 1. Presentation of the annual financial statements and the consolidated financial statements, of the management reports relating to Henkel AG & Co. KGaA and the Group, each as endorsed by the Supervisory Board, including the corporate governance/corporate management and remuneration reports and the information required according to Sections 289 (4), 315 (4), 289 (5) and 315 (2) of the German Commercial Code [HGB], and presentation of the report of the Supervisory Board for fiscal 2014. Resolution to approve the annual financial statements of Henkel AG & Co. KGaA for fiscal 2014 2. Resolution for the appropriation of profit 3. Resolution to approve and ratify the actions of the Personally Liable Partner 4. Resolution to approve and ratify the actions of the Supervisory Board 5. Resolution to approve and ratify the actions of the Shareholders’ Committee 6. Resolution on the appointment of the auditor of the annual financial statements and the consolidated financial statements and the examiner for the financial review of interim financial reports for fiscal 2015 7. Resolution on the approval of conclusion of control and profit and loss transfer agreements between Henkel AG & Co. KGaA (controlling entity) and Henkel Vierte Verwaltungsgesellschaft mbH, Henkel Fünfte Verwaltungsgesellschaft mbH, and Schwarzkopf & Henkel Production Europe Geschäftsführungs - gesellschaft mbH (controlled entities) 8. Resolution for authorization to purchase, appropriate and utilize the Corporation’s own shares (“treasury shares”) and to exclude the pre-emptive subscription and tendering rights of existing shareholders 9. Resolution to cancel the existing authorized capital amount and to create a new authorized capital amount (Authorized Capital 2015) for cash and/or in-kind consideration with and without pre-emptive subscription rights, and to amend the Articles of Association accordingly 10. Resolution to approve the remuneration system for members of the Management Board Extraordinary Meeting of Preferred Shareholders 2015 1. Announcement of the resolution of the Annual General Meeting of April 13, 2015 to cancel the existing authorized capital amount and to create a new authorized capital amount (Authorized Capital 2015) to be issued for cash and/or in-kind consideration with and without pre-emptive subscription rights, and to amend the Articles of Association accordingly 2. Special resolution of the preferred shareholders pertaining to the resolution of the Annual General Meeting to cancel the existing authorized capital amount and to create a new authorized capital amount (Authorized Capital 2015) to be issued for cash and/or in-kind consideration with and without pre-emptive subscription rights, and to amend the Articles of Association accordingly, as per the resolution proposed under Item 1 of this agenda.	Issuer	Abstain	N/A	N/A
190964	HENRY SCHEIN INC	HSIC	806407102	6/22/2015	4/23/2015	348	1. to consider the election of fifteen directors of the Company for terms expiring in 2016; 2. to consider and act upon a proposal to amend and restate the Company’s 1996 Non-Employee Director Stock Incentive Plan (to be renamed the 2015 Non-Employee Director Stock Incentive Plan); 3. to consider the approval, by non-binding vote, of the 2014 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); 4. to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2015; and 5. to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
561798	HIKMA PHARMACEUTICALS PLC	HIK	B0LCW08	5/14/2015	5/12/2015	122	Resolution 1: This resolution is to receive Hikma’s accounts and the reports of the Directors and auditors for the financial year ended 31 December 2014. Dividend Resolution 2: This resolution is to approve the payment of a final dividend of 15 cents per share (approximately 9.9 pence) (2013: 13 cents) and a special dividend of 6 cents per share (approximately 4.0 pence) for the year ended 31 December 2014. The special dividend reflects the exceptional performance of the Generics and Injectables segments over the period. The proposed dividends will be paid on 21 May 2015 to all shareholders on the register at the close of business on 17 April 2015. Shareholders may elect to receive dividends in Pounds Sterling or Jordanian Dinar. If you have previously made a currency election, the most recent election will continue to apply. In the absence of an election form, the default position is to receive your dividend in Jordanian Dinar if you are located in Jordan and US dollars if you are located elsewhere in the world. If you wish to change the currency in which your dividend is paid, please write to the Registrar, at the address provided at the end of the Notice, informing them of your currency selection. 3 All CREST holders will be able to select the currency of their choice via a dividend election input message in accordance with the procedure set out in the CREST Reference Manual. A Euroclear Corporate Actions bulletin will be issued in due course. Reappointment and remuneration of auditors Resolution 3: This resolution is to reappoint Deloitte LLP as auditors of Hikma, to hold office from the end of the Annual General Meeting to the end of the next Annual General Meeting at which accounts are laid before Hikma. Resolution 4: This resolution is to authorise the Directors to fix the remuneration of the auditors. Appointment of Dr. Pamela Kirby Resolution 5: This resolution is to appoint Dr. Pamela Kirby as a director of the company. In accordance with the UK Corporate Governance Code, I am delighted to confirm that Dr. Kirby was selected by the Nomination Committee following an extensive search and is a valuable addition to the Audit, Remuneration and CRE Committees. Dr. Kirby has extensive experience both in the leadership of pharmaceutical organisations and as an independent non-executive director. A summary of the experiences of Dr. Kirby are set out on page 57 of the annual report and accounts for the year ended 31 December 2014 and on page 22 of this document. Dr. Kirby is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Reappointment of Mr. Said Darwazah Resolution 6: This resolution is to reappoint Mr. Said Darwazah as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Darwazah’s performance and considered the balance of skills and experience required and fully supports his re-election. Mr. Darwazah is an Executive Director of the Company. Please refer to page 56 of the 2014 annual report and accounts for the year ended 31 December 2014 which accompanies this document for summary details of Mr. Darwazah’s experience. Reappointment of Mr. Mazen Darwazah Resolution 7: This resolution is to reappoint Mr. Mazen Darwazah as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Darwazah’s performance and considered the balance of skills and experience required and fully supports his re-election. Mr. Darwazah is an Executive Director of the Company. Please refer to page 56 of the 2014 annual report and accounts for the year ended 31 December 2014 which accompanies this document for summary details of Mr. Darwazah’s experience. Reappointment of Mr. Robert Pickering Resolution 8: This resolution is to reappoint Mr. Robert Pickering as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Pickering’s performance and considered the balance of skills and experience required and fully supports his re-election. Summary details of the experience of Mr. Pickering are set out on page 57 of the annual report and accounts for the year ended 31 December 2014, which accompanies this document and on page 22 of this document. Mr. Pickering is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Reappointment of Mr. Mohammed “Ali” Al-Husry Resolution 9: This resolution is to reappoint Mr. Mohammed “Ali” Al-Husry as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Al-Husry’s performance and considered the balance of skills and experience 4 required and fully supports his re-election. Mr. Al-Husry is a Non-Executive Director of the Company. Please refer to page 58 of the 2014 annual report and accounts for the year ended 31 December 2014 which accompanies this document for details of Mr. Al-Husry’s experience. Reappointment of Mr. Michael Ashton Resolution 10: This resolution is to reappoint Mr. Michael Ashton as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Ashton’s performance and considered the balance of skills and experience required and fully supports his re-election. Summary details of the experience of Mr. Ashton are set out on page 58 of the annual report and accounts for the year ended 31 December 2014, which accompanies this document and on page 23 of this document. Mr. Ashton is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Reappointment of Mr. Breffni Byrne Resolution 11: This resolution is to reappoint Mr. Breffni Byrne as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Byrne’s performance and considered the balance of skills and experience required and fully supports his re-election. Summary details of the experience of Mr. Byrne are set out on page 58 of the annual report and accounts for the year ended 31 December 2014, which accompanies this document or page 23 of this document Mr. Byrne is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Reappointment of Dr. Ronald Goode Resolution 12: This resolution is to reappoint Dr. Ronald Goode as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Dr. Goode’s performance and considered the balance of skills and experience required and fully supports his re-election. Summary details of the experience of Dr. Goode are set out on page 59 of the annual report and accounts for the year ended 31 December 2014, which accompanies this document or page 23 of this document Dr. Goode is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Reappointment of Mr. Patrick Butler Resolution 13: This resolution is to reappoint Mr. Patrick Butler as a director of Hikma. Hikma’s policy is that each director will retire and, if appropriate, seek re-election on an annual basis. The Board has appraised Mr. Butler’s performance and considered the balance of skills and experience required and fully supports his re-election. Summary details of the experience of Mr. Butler are set out on page 59 of the annual report and accounts for the year ended 31 December 2014 which accompanies this document or page 24 of this document. Mr. Butler is an Independent Non-Executive Director. Accordingly, please refer to page 14 of this document for details of independence considerations. Remuneration Committee Report 2014 Resolution 14: This resolution is to approve the Remuneration Committee Report for the financial year ended 31 December 2014. The relevant section is detailed on pages 90 to 109 of the annual report and accounts for the year ended 31 December 2014, which accompanies this document. 5 Authority to Allot Ordinary Shares Resolution 15: Your Directors may only allot Ordinary Shares or grant rights over Ordinary Shares if authorised to do so by Shareholders. The authority granted at the Annual General Meeting held in 2014 is due to expire at this year's Annual General Meeting. Accordingly, Resolution 15 will be proposed as an ordinary resolution to grant a new authority to allot share capital. Paragraph (a) of this resolution would give the Directors the authority to allot Ordinary Shares up to an aggregate nominal amount equal to £6,629,331 (representing 66,293,310 Ordinary Shares). This amount represents approximately one-third of the issued ordinary share capital of Hikma as at 7 April 2015, the latest practicable date prior to publication of the Notice. In line with guidance issued by the Investment Management Association, paragraph (b) of this resolution would give the Directors authority to allot equity securities (as defined in the CA 2006) in connection with a rights issue in favour of Shareholders up to an aggregate nominal amount equal to £13,258,663 (representing 132,586,630 Ordinary Shares), as reduced by the nominal amount of any Ordinary Shares previously issued under paragraph (a) of this resolution. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital of Hikma as at 7 April 2015, the latest practicable date prior to publication of the Notice. The authorities sought under paragraphs (a) and (b) of this resolution will expire at the earlier of 30 June 2016 (the last date by which Hikma must hold Annual General Meeting in 2016) or the conclusion of the Annual General Meeting of Hikma to be held in 2016. Since the Annual General Meeting held in 2014, your Directors have used the authority to allot Ordinary Shares then granted solely in respect of the issue of Ordinary Shares pursuant to option exercises under the Hikma 2004 Stock Option Plan, the LTIP, and under the MIP, issuing a total of 464,042 ordinary shares. In the year ahead, other than in respect of Hikma's obligations to satisfy rights granted to employees under its various share-based incentive arrangements, the Directors have no present intention of exercising this authority. As at the date of the Notice, the Company holds no treasury shares. Authority to disapply pre-emption rights Resolution 16: Your Directors also require authority from Shareholders to allot Ordinary Shares or grant rights over Ordinary Shares or sell treasury shares where they propose to do so for cash and otherwise than to existing Shareholders pro rata to their holdings. The authority granted at the Annual General Meeting in 2014 is due to expire at this year's Annual General Meeting. Resolution 16 will be proposed as a special resolution, which requires a 75 per cent. majority of the votes to be cast in favour. It would give the Directors the authority to allot Ordinary Shares (or sell any Ordinary Shares which Hikma elects to hold in treasury) for cash without first offering them to existing Shareholders in proportion to their existing shareholdings. This authority is similar to the one passed in 2014, being limited to allotments or sales in connection with pre-emptive offers and offers to holders of other equity securities, if required by the rights of those Ordinary Shares or as the Board otherwise considers necessary, or otherwise up to an aggregate nominal amount of £994,400 (representing 9,944,000 Ordinary Shares). For 2015, as a result of changes in the pre-emption group guidelines, the aggregate nominal amount will increase to £1,988,799 (representing 19,887,990 Ordinary Shares) if the shares are to be issued in connection with a specified acquisition or capital investment. These aggregate nominal amounts represent approximately 5 per cent. and 10 per cent, respectively, of the issued ordinary share capital of Hikma as at 7 April 2015, the latest practicable date prior to publication of this Notice. Allotments made in connection with the authorisation in paragraph (b) of Resolution 16 would be limited to allotments by way of rights issues only (subject to the right of the Board to impose necessary or appropriate limitations to deal with, for example, fractional entitlements and regulatory matters). The authority will expire at the earlier of 30 June 2016 (the last date by which Hikma must hold an Annual General Meeting in 2016) or the conclusion of Annual General Meeting of Hikma to be held in 2016. 6 Your Directors do not have any present intention of exercising this authority, but consider it desirable to have the flexibility to use it should the opportunity arise and, in the event of applying the powers to be granted by virtue of this resolution, Hikma intends to adhere to the Pre-Emption Group’s Statement of Principles (as updated in March 2015), and not allot Ordinary Shares on a non pre-emptive basis pursuant to the authority in Resolution 16: (a) in excess of an amount equal to 5 per cent. of the total issued ordinary share capital of Hikma (excluding treasury shares); or (b) in excess of an amount equal to 7.5 per cent. of the total issued ordinary share capital of Hikma (excluding treasury shares) within a rolling three-year period, without prior consultation with Shareholders, in each case other than in connection with an acquisition or specified capital investment which is announced contemporaneously with the allotment or which has taken place in the preceding six-month period and is disclosed in the announcement of the allotment. Authority to purchase Ordinary Shares Resolution 17: This resolution will give Hikma authority to purchase its own Ordinary Shares in the market up to a limit of up to an aggregate nominal amount equal to £1,988,799 (representing 19,887,990 Ordinary Shares), being 10 per cent. of its issued ordinary share capital of Hikma as at 7 April 2015, (the latest practicable date prior to the posting of this document). The maximum and minimum prices are stated in the resolution. Your Directors believe that it is advantageous for Hikma to have the flexibility to make market purchases of its Ordinary Shares. Your Directors will exercise this authority only if they are satisfied that it would be in the interests of Shareholders generally. If Ordinary Shares are purchased, they would either be cancelled (and the number of Ordinary Shares in issue would be reduced accordingly) or, subject to the Treasury Share Regulations, be retained as treasury shares. The Treasury Share Regulations enable companies to hold shares repurchased as treasury shares with a view to possible re-sale at a future date rather than having to cancel them. Hikma will consider holding repurchased Ordinary Shares pursuant to the authority conferred by this resolution as treasury shares. This would give Hikma the ability to re-issue treasury shares quickly and cost effectively and would provide Hikma with additional flexibility in the management of its capital base. Any issues of treasury shares for the purposes of Hikma's employee share schemes will be made within the 10 per cent. anti-dilution limit set by the Investment Management Association. As at 7 April 2015, the total number of options and awards over Ordinary Shares that were outstanding under all of Hikma's share incentive plans was 1,659,468 which if exercised would represent 0.83 per cent. of Hikma's issued share capital at that date. If Hikma were to purchase its own Ordinary Shares to the fullest possible extent of its authority from Shareholders (existing and being sought), this number of outstanding options could potentially represent 0.93 per cent. of the issued share capital of Hikma. If granted, the authority will expire at the earlier of 30 June 2016 (the last date by which Hikma must hold an Annual General Meeting in 2016) or the conclusion of the Annual General Meeting of Hikma to be held in 2016. Since the Annual General Meeting held in 2014, your Directors have not used their authority to make any market purchase of ordinary shares. Notice of General Meetings Resolution 18: This resolution is required to reflect the provisions of the Regulations (as defined below) which increased the notice period for general meetings of Hikma to 21 days unless the Shareholders agree to a shorter notice period. In 2014, the Shareholders voted in favour of allowing Hikma to call general meetings (other than an AGM) on 14 clear days’ notice. Whilst the Board considers that it is unlikely to use this authority, Hikma would like to preserve the flexibility to do so. In order to be able to do so, Shareholders must approve the calling of meetings on 14 days’ notice. Resolution 18 seeks such approval. The approval will be effective until Hikma’s next annual general meeting, when it is intended that a similar resolution will be proposed. Hikma will also need to meet the requirements for electronic voting under the Regulations before it can call a general meeting on 14 days’ notice. 7 Waiver of Rule 9 of Takeover Code - Purchase of own Ordinary Shares Resolution 19: The purpose of this resolution is to seek the approval of Independent Shareholders to a waiver, which the Panel has agreed to give (subject to such approval, to be sought by way of a vote taken by poll), of the obligation that might otherwise arise under Rule 9 of the Takeover Code for the Concert Party to make a mandatory offer for the Ordinary Shares not already owned by it as a result of the repurchase of Ordinary Shares by Hikma. Under Resolution 17 Hikma is seeking the authority to make market purchases of up to 19,887,990 Ordinary Shares. Your Directors believe that it is advantageous for Hikma to have the flexibility to make market purchases of its own Ordinary Shares, and if that resolution is passed will only exercise this authority if they are satisfied that it would be in the interests of the Shareholders generally. The Concert Party currently holds 31.21 per cent. of Hikma's issued share capital. Were Hikma to exercise the buy-back authority to its full extent and to the exclusion of the Concert Party such that the Concert Party maintained its current shareholding, that would result in the Concert Party's percentage interest in Hikma's issued share capital increasing to 34.84 per cent. (assuming that all Existing LTIP Awards and all Existing MIP Awards vest in full and all Options held by members of the Concert Party are exercised and the resulting Ordinary Shares are retained, but not including the Share Awards proposed to be granted following the approval of Resolution 20). Any percentage increase in its interest would trigger an obligation on the part of the Concert Party to make an offer for the entire share capital of Hikma pursuant to Rule 9 of the Takeover Code. Please see the further disclosures on the Takeover Code and the Concert Party set out on pages 7 to 8 of this document. Waiver of Rule 9 of Takeover Code – EIP and MIP Awards Resolution 20: The purpose of this resolution is to seek the approval of Independent Shareholders to a waiver, which the Panel has agreed to give (subject to such approval, to be sought by way of a vote taken by poll), of the obligation that might otherwise arise under Rule 9 of the Takeover Code for the Concert Party to make a mandatory offer for the Ordinary Shares not already owned by it as a result of the grant (and subsequent vesting) of up to 128,000 EIP Awards and up to 20,000 MIP Awards to certain key managers. Should Shareholders approve this resolution, Hikma will grant these EIP Awards and MIP Awards on 15 May 2015. The precise number of shares subject to the MIP award is dependent on the closing share price the day immediately prior to grant. The value of the EIP Awards is determined in accordance with the rules for the plan and for Mr. Said Darwazah is 68,000 shares, for Mr. Mazen Darwazah is 50,000 shares and for Ms. Hana Darwazah is 10,000 shares. By consenting to the waiver, Shareholders are also consenting to the award of the EIP Awards and the MIP Awards on 15 May 2015, irrespective of whether Hikma is in a prohibited period at that time for the purposes of the Model Code. Hikma has previously received confirmation from the FCA that it may make the awards in this manner.	Issuer	Abstain	N/A	N/A
561798	HSBC HOLDINGS PLC	HSBA	0540528	4/24/2015	4/23/2015	17,332	1. Annual Report and Accounts* To receive the Annual Accounts and Reports of the Directors and of the Auditor for the year ended 31 December 2014. 2. Directors’ Remuneration Report* To approve the Directors’ Remuneration Report set out on pages 300 to 327 of the Annual Report & Accounts for the year ended 31 December 2014, excluding the Directors’ Remuneration Policy set out on pages 303 to 307. 3. Election and re-election of Directors* To elect by separate resolutions each of: (a) Phillip Ameen; and (b) Heidi Miller. To re-elect by separate resolutions each of: (c) Kathleen Casey; (k) Sam Laidlaw; (d) Safra Catz; (l) John Lipsky; (e) Laura Cha; (m) Rachel Lomax; (f) Lord Evans of Weardale; (n) Iain Mackay; (g) Joachim Faber; (o) Marc Moses; (h) Rona Fairhead; (p) Sir Simon Robertson; and (i) Douglas Flint; (q) Jonathan Symonds. (j) Stuart Gulliver; 4. Appointment of Auditor* To appoint PricewaterhouseCoopers LLP as Auditor of the Company. 5. Remuneration of Auditor* To authorise the Group Audit Committee to determine the remuneration of the Auditor. 6. Authority to allot shares* THAT the Directors be generally and unconditionally authorised pursuant to and for the purposes of section 551 of the UK Companies Act 2006 (the “Act”) to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company: (a) up to an aggregate nominal amount of US$1,923,509,680 (such amount to be restricted to the extent that any allotments or grants are made under paragraphs (b) or (c) of this resolution so that in total no more than US$3,205,849,467 can be allotted or granted under paragraphs (a) and (b) of this resolution and no more than US$6,411,698,934 can be allotted under paragraphs (a), (b) and (c)), such authority to include the allotment of ordinary shares and rights to subscribe for, or to convert any security into, ordinary shares pursuant to the terms of any share plan for employees of the Company or any of its subsidiary undertakings; and(b) up to an aggregate nominal amount of US$3,205,849,467 (such amount to be restricted to the extent that any allotments or grants are made under paragraphs (a) or (c) of this resolution so that in total no more than US$3,205,849,467 can be allotted or granted under paragraphs (a) and (b) of this resolution and no more than US$6,411,698,934 can be allotted under paragraphs (a), (b) and (c)) in connection with: (i) an offer or invitation to: (A) holders of ordinary shares in proportion (as nearly as may be practicable) to the respective number of ordinary shares held by them; and (B) holders of other securities, bonds, debentures or warrants which, in accordance with the rights attaching thereto, are entitled to participate in such an offer or invitation or as the Directors consider necessary, but in each case subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to record dates, fractional entitlements, treasury shares or securities represented by depositary receipts or having regard to any restrictions, obligations, practical or legal problems under the laws of or the requirements of any regulatory body or stock exchange in any territory or otherwise howsoever; and (ii) any scrip dividend plan or similar arrangements implemented in accordance with the Articles of Association of the Company; and (c) comprising equity securities (as defined in section 560 of the Act) up to an aggregate nominal amount of US$6,411,698,934 (such amount to be restricted to the extent that any allotments or grants are made under paragraphs (a) or (b) of this resolution so that in total no more than US$6,411,698,934 can be allotted pursuant to paragraphs (a), (b) and (c) of this resolution) in connection with a rights issue to: (i) holders of ordinary shares in proportion (as nearly as may be practicable) to the respective number of ordinary shares held by them; and (ii) holders of other securities, bonds, debentures or warrants which, in accordance with the rights attaching thereto, are entitled to participate in such an issue or invitation or as the Directors consider necessary, but in each case subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to record dates, fractional entitlements, treasury shares or securities represented by depositary receipts or having regard to any restrictions, obligations, practical or legal problems under the laws of or the requirements of any regulatory body or stock exchange in any territory or otherwise howsoever; and (d) up to an aggregate nominal amount of £150,000 (in the form of 15,000,000 non-cumulative preference shares of £0.01 each), €150,000 (in the form of 15,000,000 non-cumulative preference shares of €0.01 each) and US$150,000 (in the form of 15,000,000 non-cumulative preference shares of US$0.01 each) provided that, otherwise than pursuant to an allotment or grant pursuant to paragraphs (b), (c) and (d) of this resolution or an allotment or grant pursuant to the terms of any share plan for employees of the Company or any of its subsidiary undertakings, the nominal amount of shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted by the Directors pursuant to this authority wholly for cash shall not in aggregate exceed US$480,877,420 (being equal to approximately 5 per cent of the ordinary shares in issue on 5 March 2015), and such authority shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 or at the close of business on 30 June 2016, whichever is the earlier, save that this authority shall allow the Company before the expiry of this authority to make offers or agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the Directors may allot shares or grant rights to subscribe for, or to convert any security into, shares (as the case may be) in pursuance of such offers or agreements as if the authority conferred hereby had not expired. 7. Disapplication of pre-emption rights# THAT, subject to the passing of Resolution 6 set out in the Notice convening this meeting, the Directors be and are hereby empowered pursuant to sections 570 and 573 of the UK Companies Act 2006 (the “Act”) to allot equity securities (within the meaning of section 560 of the Act) for cash either pursuant to the authority granted by Resolution 6 set out in the Notice convening this meeting or by way of a sale of treasury shares as if section 561(1) of the Act did not apply to any such allotment or sale, provided that this power shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 or at the close of business on 30 June 2016, whichever is the earlier, save that this power shall allow the Company before the expiry of this power to make offers or agreements which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such offers or agreements as if the power conferred hereby had not expired. 8. Addition of any repurchased shares to general authority to allot shares* THAT the authority granted to the Directors to allot shares or grant rights to subscribe for, or convert any security into, shares in the Company pursuant to paragraph (a) of Resolution 6 set out in the Notice convening this meeting be extended by the addition of such number of ordinary shares of US$0.50 each representing the nominal amount of the Company’s share capital repurchased by the Company under the authority granted pursuant to Resolution 9 set out in the Notice convening this meeting, to the extent that such extension would not result in any increase in the authority to allot shares or grant rights to subscribe for or convert securities into shares pursuant to paragraphs (b) and (c) of Resolution 6 set out in the Notice convening this meeting. 9. Purchases of Ordinary Shares by the Company* THAT the Company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the UK Companies Act 2006 (the “Act”) to make market purchases (within the meaning of section 693 of the Act) of ordinary shares of US$0.50 each (“Ordinary Shares”) and on such terms and in such manner as the Directors shall from time to time determine provided that: (a) the maximum aggregate number of Ordinary Shares hereby authorised to be purchased is 1,923,509,680 Ordinary Shares; (b) the minimum price (exclusive of expenses) which may be paid for each Ordinary Share is US$0.50 or the equivalent in the relevant currency in which the purchase is effected calculated by reference to the spot rate of exchange for the purchase of United States dollars with such other currency as quoted by HSBC Bank plc in the London Foreign Exchange Market at or about 11.00am (London time) on the business day (being a day on which banks are ordinarily open for the transaction of normal banking business in London) prior to the date on which the Ordinary Share is contracted to be purchased, in each case such rate to be the rate as conclusively certified by an officer of HSBC Bank plc; (c) the maximum price (exclusive of expenses) which may be paid for each Ordinary Share is the lower of (i) 105 per cent of the average of the middle market quotations for the Ordinary Shares (as derived from the Daily Official List of London Stock Exchange plc) for the five dealing days immediately preceding the day on which the Ordinary Share is contracted to be purchased or (ii) 105 per cent of the average of the closing prices of the Ordinary Shares on The Stock Exchange of Hong Kong Limited for the five dealing days immediately preceding the day on which the Ordinary Share is contracted to be purchased, in each case converted (where relevant) into the relevant currency in which the purchase is effected calculated by reference to the spot rate of exchange for the purchase of such currency with the currency in which the quotation and/or price is given as quoted by HSBC Bank plc in the London Foreign Exchange Market at or about 11.00am (London time) on the business day prior to the date on which the Ordinary Share is contracted to be purchased, in each case such rate to be the rate as conclusively certified by an officer of HSBC Bank plc; (d) unless previously revoked or varied this authority shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 or at the close of business on 30 June 2016, whichever is the earlier; and (e) the Company may prior to the expiry of this authority make a contract or contracts to purchase Ordinary Shares under this authority which will or may be completed or executed wholly or partly after such expiry and may make a purchase of Ordinary Shares pursuant to any such contract or contracts as if the authority conferred hereby had not expired. 10. Additional authority to allot equity securities in relation to the issue of Contingent Convertible Securities* THAT, in addition to the authority granted pursuant to Resolution 6 set out in the Notice convening this meeting (if passed), the Directors be generally and unconditionally authorised pursuant to and for the purposes of section 551 of the UK Companies Act 2006 (the “Act”) to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of US$1,813,500,000 in relation to any issue by the Company or any member of the HSBC Group of Contingent Convertible Securities that automatically convert into or are exchanged for ordinary shares in the Company in prescribed circumstances (“CCSs”) where the Directors consider such an issue of CCSs would be desirable in connection with, or for the purposes of, complying with or maintaining compliance with regulatory capital requirements or targets applicable to the HSBC Group from time to time and otherwise on terms as may be determined by the Directors, and such authority shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 or at the close of business on 30 June 2016, whichever is the earlier, save that this authority shall allow the Company before the expiry of this authority to make offers or agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the Directors may allot shares or grant rights to subscribe for, or to convert any security into, shares (as the case may be) in pursuance of such offers or agreements as if the authority conferred hereby had not expired. 11. Limited disapplication of pre-emption rights in relation to the issue of Contingent Convertible Securities# THAT, in addition to the power contained in Resolution 7 set out in the Notice convening this meeting and subject to the passing of Resolution 10 set out in the Notice convening this meeting, the Directors be and are hereby empowered pursuant to sections 570 and 573 of the UK Companies Act 2006 (the “Act”) to allot equity securities (within the meaning of section 560 of the Act) for cash either pursuant to the authority granted by Resolution 10 set out in the Notice convening this meeting or by way of a sale of treasury shares as if section 561(1) of the Act did not apply to any such allotment or sale, provided that this power shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016 or at the close of business on 30 June 2016, whichever is the earlier, save that this power shall allow the Company before the expiry of this power to make offers or agreements which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such offers or agreements as if the power conferred hereby had not expired. 12. UK Sharesave* THAT the amendment to the rules of the HSBC Holdings Savings-Related Share Option Plan (UK) (“UK Sharesave”), the main features of which are summarised in Appendix 3, to extend the final date on which options may be granted under UK Sharesave from 27 May 2015 to 23 May 2025 is hereby approved and that the Directors are hereby authorised to do whatever may be necessary or expedient to carry UK Sharesave into effect including making such changes as may be necessary, from time to time, to secure the continuing HMRC tax-advantaged status under Schedule 3 to the Income Tax (Earnings and Pensions) Act 2003. A copy of the amended rules, signed for the purposes of identification by the Chairman of the Meeting, will be produced to the Meeting. 13. Notice of general meetings# THAT the Company hereby approves general meetings (other than annual general meetings) being called on a minimum of 14 clear days’ notice. By order of the Board	Issuer	Abstain	N/A	N/A
190964	ILLUMINA INC	ILMN	452327109	5/27/2015	3/31/2015	589	1. Elect five nominees named in the Proxy Statement to our Board of Directors; 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2016; 3. Hold an advisory vote to approve the compensation of the “named executive officers” as disclosed in the Proxy Statement; 4. Approve the Illumina, Inc. 2015 Stock and Incentive Plan; and 5. Transact such other business as may properly come before the meeting and any adjournment or postponement.	Issuer	Abstain	N/A	N/A
561798	IMPERIAL TOBACCO GROUP PLC	IMT	0454492	1/28/2015	1/26/2015	876	ORDINARY BUSINESS To consider and, if thought fit, pass resolutions 1 to 15 as ordinary resolutions: Resolution 1 THAT the Annual Report and Accounts for the financial year ended 30 September 2014 be received. Resolution 2 THAT the Directors' Remuneration Report (excluding the Directors’ Remuneration Policy) set out on pages 46 to 64 of the Annual Report and Accounts for the financial year ended 30 September 2014, be received and approved. Resolution 3 THAT the Directors’ Remuneration Policy, the full text of which is contained on pages 48 to 53 of the Annual Report and Account s for the financial year ended 30 September 2014 be received and approved. Resolution 4 THAT a final dividend for the financial year ended 30 September 2014 of 89.3 pence per ordinary share of 10 pence payable on 17 February 2015 to those shareholders on the register at the close of business on 16 January 2015 be declared. Resolution 5 THAT Dr K M Burnett be re-elected as a Director of the Company. Resolution 6 THAT Mrs A J Cooper be re-elected as a Director of the Company. Resolution 7 THAT Mr D J Haines be re-elected as a Director of the Company. Resolution 8 THAT Mr M H C Herlihy be re-elected as a Director of the Company. Resolution 9 THAT Mr M R Phillips be re-elected as a Director of the Company. Resolution 10 THAT Mr O Tant be re-elected as a Director of the Company. Resolution 11 THAT Mr M D Williamson be re-elected as a Director of the Company. Resolution 12 THAT Mrs K Witts be elected as a Director of the Company. Resolution 13 THAT Mr M Wyman be re-elected as a Director of the Company. Resolution 14 THAT PricewaterhouseCoopers LLP be reappointed as Auditor of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. Resolution 15 THAT the Directors be authorised to set the remuneration of the Auditor. 107783-Imperial Tobacco NoM 2015 Vers1.qxp:107783 10/12/14 22:08 Page 3 SPECIAL BUSINESS To consider and, if thought fit, pass resolutions 16 and 17 as ordinary resolutions and resolutions 18 to 20 as special resolutions: Resolution 16 THAT in accordance with section 366 of the Companies Act 2006, the Company and all companies that are subsidiaries at any time during the period for which this resolution has effect are hereby authorised, during the period commencing on the date of this resolution and ending at the conclusion of the next AGM of the Company after the passing of this resolution or, if earlier, at the close of business on 31 March 2016, to: i. make political donations to political parties, to political organisations other than political parties, or to independent election candidates, as defined in sections 363 and 364 of the Companies Act 2006, not exceeding £100,000 in total; and ii. incur political expenditure, as defined in section 365 of the Companies Act 2006, not exceeding £100,000 in total. Resolution 17 THAT i. the Directors be authorised to allot ordinary shares of 10 pence each in the capital of the Company (Ordinary Shares) or grant rights to subscribe for, or convert any security into, Ordinary Shares in accordance with article 7 of the Company’s Articles of Association, up to a maximum nominal amount of £14,350,000; ii. this authority shall expire at the conclusion of the next AGM of the Company after the passing of this resolution or, if earlier, at the close of business on 31 March 2016; and iii. all previous unutilised authorities under section 551 of the Companies Act 2006 shall cease to have effect (save to the extent that the same are exercisable pursuant to section 551(7) of the Companies Act 2006 by reason of any offer or agreement made prior to the date of this resolution which would or might require Ordinary Shares to be allotted or rights to be granted on or after that date). Resolution 18 THAT i. in accordance with article 8 of the Company's Articles of Association, the Directors be given power to allot equity securities for cash; ii. the power under paragraph (i) above (other than in connection with a rights issue, as defined in article 8(b)(ii) of the Company’s Articles of Association) shall be limited to the allotment of equity securities having a nominal amount not exceeding in aggregate £5,180,000; iii. this authority shall expire at the conclusion of the next AGM of the Company after the passing of this resolution or, if earlier, at the close of business on 31 March 2016; and iv. all previous unutilised authorities under sections 570 and 573 of the Companies Act 2006 shall cease to have effect. Resolution 19 THAT in accordance with the Companies Act 2006, the Company is hereby generally and unconditionally authorised for the purposes of section 701 of the Companies Act 2006 to make market purchases (within the meaning of section 693(4) of the Companies Act 2006) of ordinary shares of 10 pence each in the capital of the Company (Ordinary Shares) on such terms and in such manner as the Directors may from time to time determine, provided that: i. the maximum number of Ordinary Shares that may be purchased under this authority is 95,709,000; ii. the minimum price which may be paid for each Ordinary Share is 10 pence (exclusive of all expenses); iii. the maximum price which may be paid for each Ordinary Share is the higher of the amount equal to 105 per cent of the average of the middle market prices shown in the quotations for the Ordinary Shares in the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the Ordinary Share is purchased and the amount stipulated by article 5(1) of the Buy-back and Stabilisation Regulations 2003 (in each case exclusive of all expenses); and iv. the authority hereby conferred shall, unless previously revoked or varied, expire at the conclusion of the next AGM of the Company after the passing of this resolution or, if earlier, at the close of business on 31 March 2016 save in relation to purchases of Ordinary Shares the contract for which was concluded before the expiry of this authority and which will or maybe executed wholly or partly after such expiry, where the Company may make a purchase of Ordinary Shares in pursuance of any such contract or contracts. All previous unutilised authorities for the Company to make market purchases of Ordinary Shares are revoked, except in relation to the purchase of Ordinary Shares under a contract or contracts concluded before the date of this resolution and where such purchase has not yet been executed. Resolution 20 THAT a general meeting of the Company other than an AGM of the Company may be called on not less than 14 clear days' notice.	Issuer	Abstain	N/A	N/A
561761	INFINEON TECHNOLOGIES AG	IFX	5889505	2/12/2015	2/5/2015	27,136	7 (2) Article 4 of the Articles of Association shall be supplemented by a new paragraph. The new paragraph shall replace the existing paragraph 4 (unused) and be worded as follows: “(4) a) The Management Board is authorized, with the approval of the Supervisory Board, to increase the share capital in the period up to February 11, 2020 – either once or in partial amounts – by a total of up to € 676,000,000.00 by issuing new no-par-value registered shares, carrying a dividend right as of the beginning of the fiscal year in which they are issued, against contributions in cash or in kind (Authorized Capital 2015/I). b) Shareholders have a right in principle to subscribe to the shares in the event of capital increases against contributions in cash. The new shares may also be subscribed to by a bank or syndicate of banks, subject to the condition that they are offered for subscription to the shareholders. With the approval of the Supervisory Board, however, the Management Board is authorized to exclude shareholders’ subscription rights (i) in order to exclude fractional amounts from the subscription rights, (ii) insofar as such action is necessary in order to grant holders of option or conversion rights attached to bonds with warrants and convertible bonds (already issued or subsequently issued by the Company or its subordinated group companies) a subscription right to new shares, to the extent to which they would be entitled after exercising the option or conversion rights or after fulfilling any conversion obligations, or (iii) if the issue amount of the new shares is not significantly lower than the share market price and the number of shares issued – either at the date when the authorization takes effect or, if the amount is lower, at the date when the authorization is exercised – for which subscription rights are excluded pursuant to section 186, paragraph 3, fourth sentence, AktG does not exceed 10 % of the share capital. With the approval of the Supervisory Board, the Management Board is also authorized to exclude subscription rights in conjunction with capital increases against contributions in kind. c) The proportion of shares issued against contributions in cash or in kind in accordance with this authorization, for which the subscription rights of shareholders are excluded may not – in total – exceed 20% of the share capital, calculated either at the date when the authorization takes effect or, if the amount is lower, at the date when the authorization is exercised. 8 d) The 10% limit pursuant to b) (iii) and the 20% limit under c) must also include any shares which are issued to service option or conversion rights or to fulfill conversion obligations arising from bonds with warrants or convertible bonds (already issued or which may still be issued), if the bonds are issued after February 12, 2015 with subscription rights excluded in analogous application of section 186, paragraph 3, fourth sentence, AktG. Shares issued after February 12, 2015 in conjunction with an authorization to use own shares with subscription rights excluded in accordance with section 71, paragraph 1 number 8, fifth sentence, AktG and section 186, paragraph 3, fourth sentence, AktG must also be counted toward the limits described above. e) The Management Board is also authorized, with the approval of the Supervisory Board, to determine the remaining terms of the rights attached to the shares and the terms relating to their issue.” (3) The previous article 4, paragraph 8 of the Articles of Association shall be revoked and remain without content for the time being. The numbering of subsequent paragraphs after section 4, paragraph 8 shall remain unchanged. 10. Amendment to article 15 of the Articles of Association (Annual General Meeting; Direction and Course) Article 15 of the Company‘s Articles of Association sets out the modalities for the direction and course of the Annual General Meeting. Section 15, paragraphs 3 to 5, contain, among other things, a description of the voting procedure. As a general rule, voting is conducted using the so-called “subtraction method“. The chairman of the meeting may, however, prescribe another voting procedure. This was the case at the 2014 Annual General Meeting, when voting was conducted using the so-called “addition method“. This method is considered to offer a number of advantages compared to the subtraction method – in particular additional legal certainty and greater transparency for the shareholders. It is intended that voting will be conducted in future using the addition method. The description of the subtraction method as the general rule for voting will therefore be removed. The Management Board and Supervisory Board propose that the following resolution be taken: Article 15, paragraph 3 of the Articles of Association shall be revoked and newly worded as follows: “(3) The chairman of the meeting determines the order of items to be discussed as well as the order of voting. He determines the form, method and other details relating to voting and may also stipulate that several items be put to the vote simultaneously.“ Article 15, paragraphs 4 and 5 of the Articles of Association shall be deleted. The previous paragraph 6 shall become paragraph 4, the previous paragraph 7 shall become paragraph 5. 9 11. Approval of the conclusion of the Domination and Profit Transfer Agreement between Infineon Technologies AG and Infineon Technologies Mantel 27 GmbH The Company concluded a domination and profit transfer agreement with Infineon Technologies Mantel 27 GmbH (“Mantel 27 GmbH“) on November 10, 2014. Mantel 27 GmbH is being held by the Company as a shell company, into which – if required – operations (such as operational assets and liabilities, a business or participations in entities) could be contributed or transferred at a later date. As a result of the Domination and Profit Transfer Agreement, profits and losses of Mantel 27 GmbH are attributable to the Company for accounting and tax purposes, an arrangement that could result in tax savings for Infineon Technologies AG. The principal elements of the Domination and Profit Transfer Agreement are described in the joint report prepared by the Company‘s Management Board and Mantel 27 GmbH‘s Board of Directors, which is presented below. Mantel 27 GmbH‘s Shareholders‘ Meeting approved the agreement in notarized form on November 11, 2014. The agreement only comes into force once it has been approved by the Annual General Meeting of Infineon and entered in the commercial register of Mantel 27 GmbH. All of Mantel 27 GmbH‘s shares are directly held by Infineon Technologies AG. Since no external shareholders are involved, the Company is not obliged to make any payments for compensation (section 304 AktG) or consideration (section 305 AktG). For the same reason, there is no requirement for an audit to be carried out by qualified contract auditors (section 293 b AktG). The following documents have been available on the Internet at www.infineon.com/agm as from the date on which notice of the Annual General Meeting was given: - the joint report of the Company‘s Management Board and Mantel 27 GmbH‘s Board of Directors dated November 7, 2014 - the Domination and Profit Transfer Agreement concluded between the Company and Mantel 27 GmbH on November 10, 2014 - the Separate Financial Statements and Management Reports of the Company for the 2011/2012, 2012/2013 and 2013/2014 fiscal years The documents listed above will also be available for scrutiny at the Company‘s Annual General Meeting. Since Mantel 27 GmbH was not founded until October 16, 2014 and was entered in the commercial register on November 3, 2014, it does not as yet have any annual financial statements. The Management Board and Supervisory Board propose to the Annual General Meeting that the Domination and Profit Transfer Agreement concluded between Infineon Technologies AG and Mantel 27 GmbH on November 10, 2014 be approved. 10 Reports of the Management Board to the Annual General Meeting Report of the Management Board concerning Item 9 on the Agenda: Creation of a new Authorized Capital 2015/I for general purposes and corresponding amendment to the Articles of Association The Management Board and Supervisory Board propose to shareholders at the Annual General Meeting that a new Authorized Capital 2015/I totaling up to € 676,000,000.00 – just under 30% of the Company‘s share capital – be created, which is intended to be available for share capital increases against contributions in cash or kind. In principle, shareholders will have a right to subscribe to shares issued out of Authorized Capital 2015/I. Under certain conditions, however, the Management Board is to be authorized to exclude this subscription right (for up to a maximum of 20% of the Company‘s share capital). In all cases, any exclusion of subscription rights also requires the approval of the Supervisory Board. - In order to simplify the subscription rights process, it is intended that the Management Board will be authorized to exclude fractional amounts arising on cash share capital increases as a result of the subscription ratio. This type of exclusion is common practice and also justified, given that the cost of trading subscription rights involving fractional amounts is in no way commensurate to the benefits accruing to shareholders. The fact that the exclusion is limited to fractional amounts means that the potential dilution effect is negligible. - It is also intended that the Management Board will be able to exclude subscription rights, insofar as such action is necessary in order to grant holders of option and/or conversion rights attached to bonds with warrants or to convertible bonds (already issued or subsequently issued by the Company or its subordinated group companies) a subscription right to new shares, to the extent to which they would be entitled after exercising the option or conversion rights or after fulfilling any conversion obligations. This rule is intended to afford the Company the opportunity to offer compensation to the holders of such bonds (the terms of which usually include a mechanism to protect against dilution in the case of capital measures or dividend payments) without having to adjust the option and/or conversion price or the conversion ratio. Excluding the subscription rights of the shareholders in this instance simplifies the issuance and processing of bonds, preserves any existing conditional capital (usually created to service bonds) and, taking all factors into consideration, is also in the best interests of the Company and its shareholders. - It is also intended that the exclusion of subscription rights should be allowed if shares are issued at an amount that is not significantly lower than the share market price. This authorization enables the Company to cover any capital requirements (including those arising at very short notice), where it is necessary to make quick and flexible use of market opportunities. The Company is only in a position to act quickly and place shares at a price similar to the share market price (i.e. without the usual discount for issues with subscription rights) if subscription rights are excluded. In accordance with German law, share capital increases for cash with subscription rights excluded pursuant to section 186, paragraph 3, fourth sentence, AktG, are not permitted to exceed 10% of a company‘s share capital – either at the time of the authorization becoming effective or at the time of its exercise. These legal stipulations 11 provide protection to shareholders against the risk of dilution. Since the new shares are placed at a price similar to their market price, each shareholder is able to maintain his/her shareholding percentage by acquiring shares on the market at terms approximating the Company‘s issue terms. - It is also intended that subscription rights may be excluded in the case of share capital increases against contributions in kind. As in the past, we wish to retain the ability to acquire entities, businesses and participations in exchange for shares. As the semiconductor sector continues to consolidate, attractive opportunities arise from time to time that enable us to strengthen our competitiveness, improve our financial position and increase earnings. Notwithstanding the Company‘s own financial resources and ability to obtain financing on favorable terms, shares issued out of authorized capital for a business acquisition represent an attractive form of consideration (since it can help to preserve liquidity) – and one which is often explicitly requested by sellers. The ability to employ own shares out of authorized capital as an “acquisition currency“, gives the Company the necessary maneuvering room to take advantage of acquisition opportunities quickly and flexibly, without having to call on the stock exchange. Since an acquisition opportunity of this kind generally arises at short notice, it is not feasible, as a general rule, to wait for a resolution to be passed at an Annual General Meeting; similarly, due to legal deadlines, there is often insufficient time in such cases to call an exceptional shareholders‘ meeting. In these circumstances, it makes sense to have an authorized capital in place, which the Management Board can call on rapidly and without complications – subject in all cases, of course, to the approval of the Supervisory Board. Although the subscription right exclusions described above can be applied in various combinations, the maximum amount for which exclusions can be applied is subject to an upper limit of 20% of the Company‘s share capital, calculated either at the date when the authorization takes effect or, if the amount is lower, at the date when the authorization is exercised. Moreover, any other shares which the Company issues in a similar vein with subscription rights excluded – including those issued on the basis of another authorization – must also be counted toward the 10% limit for cash share capital increases and the 20% limit overall. This includes any shares which are issued to service option and conversion rights arising from bonds with warrants or convertible bonds (either already issued or which may still be issued), if the bonds are issued after February 12, 2015 with subscription rights excluded in analogous application of section 186, paragraph 3, fourth sentence, AktG. In addition, shares issued after February 12, 2015 in conjunction with an authorization to use own shares with subscription rights excluded in accordance with section 71, paragraph 1 number 8, fifth sentence, AktG and section 186, paragraph 3, fourth sentence, AktG must also be counted toward the relevant limits. The requirement to count the above shares toward the relevant limits provides protection to shareholders against the risk of dilution. Based on all of the above, the Company will be entitled to utilize the Authorized Capital 2015/I – with subscription rights of existing shareholders excluded – over the 5-year period of the authorization for the following illustrative purposes: - Share capital increase(s) against cash contributions, applying the simplified exclusion rules for subscription rights pursuant to section 186, paragraph 3, fourth sentence, AktG for an amount of up to 10% of the Company‘s share capital 12 - Share capital increase(s) against contributions in kind, for an amount of up to 20% of the Company‘s share capital or - A combination of share capital increase(s) against cash contributions or contributions in kind for an amount of up to 20% of the Company‘s share capital, whereby the amount of share capital increase(s) against cash contributions, applying the simplified exclusion rules for subscription rights pursuant to section 186, paragraph 3, fourth sentence, AktG may not exceed 10% of the share capital. If the Company has issued bonds with warrants or convertible bonds, or own shares with subscription rights excluded, the upper limits are to be reduced accordingly. The full amount of the Authorized Capital 2015/I can only be utilized if the Company grants shareholders a subscription right at a minimum for the portion exceeding the upper limits for the subscription right exclusion. There are currently no specific plans to utilize the Authorized Capital 2015/I, particularly with the exclusion of subscription rights. It is common practice, however, in Germany and elsewhere, to have anticipatory resolutions in place. Notwithstanding this fact, the Management Board will in any event diligently consider whether it is in the interests of Infineon and its shareholders to utilize the Authorized Capital; the Supervisory Board too will have to reach its own, independent opinion on the matter. Should the authorization be utilized during the fiscal year, the Management Board will report extensively on the matter at the next Annual General Meeting. Report of the Management Board concerning Item 11 on the Agenda: Approval of the conclusion of the Domination and Profit Transfer Agreement between Infineon Technologies AG and Infineon Technologies Mantel 27 GmbH In accordance with section 293 a AktG, the Management Board of Infineon Technologies AG and the Board of Directors of Infineon Technologies Mantel 27 GmbH hereby present the following joint report: “At the date on which this report is presented, Infineon Technologies AG (“Infineon”) – registered in the commercial register of the Munich Local Court under HRB 126492 – holds all of the share capital of Infineon Technologies Mantel 27 GmbH, which has its legal seat in Neubiberg and is registered in the commercial register of the Munich Local Court under HRB 214829 (“Mantel 27 GmbH”). 1. Domination and Profit Transfer Agreement Infineon intends to conclude a domination and profit transfer agreement with Mantel 27 GmbH on November 10, 2014 (“Agreement”). The principal elements of the Agreement are as follows: (1) Mantel 27 GmbH places the management of its company under the control of Infineon. Infineon is accordingly authorized to issue instructions to the senior management of Mantel 27 GmbH regarding the management of the company. This authority to issue instructions notwithstanding, responsibility for managing and representing Mantel 27 GmbH remains with the Board of Directors of Mantel 27 GmbH. (2) Mantel 27 GmbH undertakes to transfer its entire profit to Infineon. The sum to be transferred is the net profit – subject to the creation or release of reserves pursuant to Item (3) – recorded for each year (measured before profit transfer), minus any loss carryforward from 13 the previous fiscal year and the sum not available for distribution pursuant to section 268, paragraph 8 of the German Commercial Code (Handelsgesetzbuch - HGB). Section 301 of the German Stock Corporation Act (Aktiengesetz – AktG) – or a corresponding successor provision – as amended shall apply accordingly. (3) Mantel 27 GmbH may, with the approval of Infineon, transfer amounts from annual net profit to other revenue reserves pursuant to section 272, paragraph 3, HGB insofar as this is permitted under commercial law and is financially justified on the basis of reasonable and prudent business judgment. At the request of Infineon, amounts transferred to other revenue reserves pursuant to the currently valid version of section 301, second sentence, AktG during the term of the Agreement may be released from other revenue reserves and transferred to Infineon as profit. Amounts released from other revenue reserves pursuant to section 272, paragraph 3, HGB that were created prior to the commencement of this Agreement or of profit brought forward from the period prior to the commencement of this Agreement may not be transferred to Infineon. To the extent legally permissible, amounts that have been or are in future transferred to capital reserves pursuant to section 272, paragraph 2, number 4, HGB may be released and distributed outside the Agreement. (4) The provisions of the currently valid version of section 302 AktG shall apply in relation to the transfer of losses. (5) The Agreement only comes into force once it has been approved by the Shareholders‘ Meeting of Mantel 27 GmbH and the Annual General Meeting of Infineon and entered in the commercial register of Mantel 27 GmbH. (6) The Agreement applies with regard to Infineon‘s right of management of Mantel 27 GmbH as defined in Item (1) for the period following the coming into force of the Agreement and in addition, initially with retrospective effect, for the entire fiscal year of Mantel 27 GmbH in which the Agreement is entered in the commercial register of Mantel 27 GmbH. (7) The Agreement may be terminated be either of the contracting parties after five years, i.e. 60 months from the beginning of the fiscal year of Mantel 27 GmbH for which the obligation to transfer profits or offset losses applies for the first time. The intention to terminate must be notified in writing and a notice period of six months must be observed. If the Agreement is not terminated, it will be extended for an indefinite period with the proviso that it may be terminated at the end of the fiscal year of Mantel 27 GmbH, subject to a notice period of six months. (8) The right to terminate the Agreement for an important reason without complying with the notice period remains unaffected. Important reasons for the purposes of early termination include in particular: a) the sale, contribution or other transfer of shares in Mantel 27 GmbH, b) the merger, split or liquidation of Infineon or Mantel 27 GmbH, c) a change in Mantel 27 GmbH‘s legal form, unless Mantel 27 GmbH is being converted into an incorporated entity (Kapitalgesellschaft) with another legal form, d) the transfer of Mantel 27 GmbH‘s or Infineon‘s seat (as per its articles of association or as adopted for administrative purposes) to a location outside Germany, if this results in the expiry of tax group arrangements. 14 Mantel 27 GmbH‘s shareholders are scheduled to meet on November 11, 2014 to consider a resolution to approve the Agreement. Infineon‘s shareholders will consider a resolution to approve the Agreement at the next Annual General Meeting, which is scheduled to be held on February 12, 2015. Infineon‘s Management Board and Mantel 27 GmbH‘s Board of Directors will ensure that this report is made available at both meetings. Since Mantel 27 GmbH is structured in the legal form of a German limited liability company (GmbH) and its shares are held directly by Infineon (both at the date of the report and at the date of the resolution to approve the Agreement taken at the Shareholders’ Meeting of Mantel 27 GmbH), there is no requirement to include provisions for compensation (section 304 AktG) or consideration (section 305 AktG) in the Agreement. For the same reason, an audit of the Agreement by a qualified auditor pursuant to section 293 b AktG and the preparation of an audit report pursuant to section 293 e AktG are not necessary. 2. Background Mantel 27 GmbH was established as “Infineon Technologies Mantel 27 GmbH” by way of notarized deed dated October 16, 2014 and entered in the commercial register of the Munich Local Court under HRB 214829 on November 3, 2014. The business object of Mantel 27 GmbH comprises asset management of all kinds, in particular the acquisition and administration of participations in entities and the administration of its own assets; activities requiring a permit or regulatory approval may not be performed. The company does not currently have any active operations. Infineon has founded Mantel 27 GmbH as a shell company into which, if required, operations (such as operational assets and liabilities, a business, or participations in entities) could be contributed or transferred at a later date. The conclusion of the Agreement is intended to ensure that the opportunities and risks associated with the activities of Mantel 27 GmbH are taken over by Infineon. As a result of the Agreement, profits and losses of Mantel 27 GmbH are attributable to Infineon for accounting and tax purposes, an arrangement that could result in tax savings for Infineon. It has proved advantageous for Infineon in the past to have the opportunity to contribute operations at short notice and during a year to an entity with which a domination and profit transfer agreement is in place. The Agreement also benefits Mantel 27 GmbH in a number of ways, including, in particular, the fact that Infineon is required to offset any losses that arise during the term of the Agreement. Mantel 27 GmbH has the same fiscal year as Infineon. Apart from the fact that Infineon is required to offset any losses arising at the level of Mantel 27 GmbH, the Agreement does not give rise to any particular consequences for Infineon‘s shareholders, especially in view of the fact that no compensation or consideration are necessary due to the absence of external shareholders. The overall assessment is that the Agreement is advantageous for both Infineon and Mantel 27 GmbH.	Issuer	Abstain	N/A	N/A
561798	INMARSAT PLC	ISAT	B09LSH6	5/6/2015	5/4/2015	397	RESOLUTION 1: RECEIPT OF THE 2014 ANNUAL REPORT THAT the Report and Accounts of the Directors and the Auditor for the year ended 31 December 2014 (the ‘2014 Report and Accounts’) be received. RESOLUTION 2: APPROVAL OF THE ANNUAL REPORT ON REMUNERATION THAT the Annual Report on Remuneration contained in the 2014 Report and Accounts be approved. RESOLUTION 3: DECLARATION OF FINAL DIVIDEND THAT the final dividend for the year ended 31 December 2014 of 30.26 cents (US$) per ordinary share recommended by the Directors be declared payable on 29 May 2015 to the holders of ordinary shares whose names are on the register of members of the Company at the close of business on 15 May 2015. ELECTION OF DIRECTORS RESOLUTION 4 THAT Tony Bates be elected as a Director. RESOLUTION 5 THAT Robert Ruijter be elected as a Director. RESOLUTION 6 THAT Dr Hamadoun Touré be elected as a Director. RE-ELECTION OF DIRECTORS RESOLUTION 7 THAT Andrew Sukawaty be re-elected as a Director. RESOLUTION 8 THAT Rupert Pearce be re-elected as a Director. RESOLUTION 9 THAT Simon Bax be re-elected as a Director. RESOLUTION 10 THAT Sir Bryan Carsberg be re-elected as a Director. RESOLUTION 11 THAT Stephen Davidson be re-elected as a Director. RESOLUTION 12 THAT Kathleen Flaherty be re-elected as a Director. RESOLUTION 13 THAT Rtd. General C. Robert Kehler be re-elected as a Director. RESOLUTION 14 THAT Janice Obuchowski be re-elected as a Director. RESOLUTION 15 THAT Dr Abraham Peled be re-elected as a Director RESOLUTION 16 THAT John Rennocks be re-elected as a Director. RESOLUTION 17: RE-APPOINTMENT OF THE AUDITOR THAT Deloitte LLP be re-appointed as the Auditor of the Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting of the Company at which accounts are laid before the members. RESOLUTION 18: REMUNERATION OF THE AUDITOR THAT the Directors be authorised to determine the remuneration of the Auditor of the Company. RESOLUTION 19: AUTHORITY TO MAKE POLITICAL DONATIONS THAT the Company, and those companies which are subsidiaries of the Company at any time during the period for which this Resolution has effect, be authorised for the purposes of section 366 of the Companies Act 2006 (the ‘2006 Act’) during the period from the date of the passing of this Resolution and expiring at the conclusion of the Company’s Annual General Meeting to be held in 2016 or 30 June 2016, whichever is the earlier: (A) to make political donations to political parties, and/or independent election candidates; (B) to make political donations to political organisations other than political parties; and (C) to incur political expenditure, up to an aggregate amount of £200,000, and the total amount authorised under each of paragraphs (A) to (C) shall be limited to £100,000, provided that the maximum amounts referred to may comprise sums in different currencies which shall be converted at such rate as the Board may in its absolute discretion determine. RESOLUTION 20: AUTHORITY TO ALLOT SHARES THAT, in substitution for all existing authorities, the Directors be generally and unconditionally authorised in accordance with section 551 of the 2006 Act to exercise all the powers of the Company to allot, or to grant rights to subscribe for or convert any securities into shares: (A) up to an aggregate nominal amount of €74,855; and (B) comprising equity securities (as defined in section 560 of the 2006 Act) up to a further nominal amount of €74,855 in connection with an offer by way of a rights issue: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; (ii) to holders of other equity securities as required by the rights of those securities or, subject to such rights, as the Directors consider necessary; and (iii) so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter. such authorities to apply until the end of the Company’s next Annual General Meeting after this Resolution is passed (or, if earlier, until the close of business on 30 June 2016) but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority expires and the Directors may allot shares or grant such rights under any such offer or agreement as if the authority had not expired SPECIAL RESOLUTIONS RESOLUTION 21: AUTHORITY TO DISAPPLY PRE-EMPTION RIGHTS. THAT, in substitution for all existing powers and subject to the passing of Resolution 20, the Directors be generally empowered under section 570 of the 2006 Act to allot equity securities (as defined in section 560 of the 2006 Act) for cash under the authority granted by Resolution 20 and/or where the allotment constitutes an allotment of equity securities by virtue of section 560(3) of the 2006 Act, in each case free of the restriction in section 561 of the 2006 Act, such power to be limited: (A) to the allotment of equity securities in connection with an offer of equity securities (but in the case of an allotment pursuant to the authority granted by paragraph (B) of Resolution 20, such power shall be limited to the allotment of equity securities in connection with an offer by way of a rights issue only): (i) to ordinary Shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities, as defined in section 560(1) of the 2006 Act as required by the rights of those securities or, subject to such rights, as the Directors consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matte; and (B) to the allotment of equity securities pursuant to the authority granted by paragraph (A) of Resolution 20 and/or an allotment which constitutes an allotment of equity securities by virtue of section 560(3) of the 2006 Act (in each case otherwise than in the circumstances set out in paragraph (A) of this Resolution 21) up to a nominal amount of €11,229, calculated, in the case of equity securities which are rights to subscribe for, or to convert securities into, ordinary shares (as defined in section 560(1) of the 2006 Act) by reference to the aggregate nominal amount of relevant shares which may be allotted pursuant to such rights. such power to apply until the end of the Company’s next Annual General Meeting after this Resolution is passed (or, if earlier, until the close of business on 30 June 2016) but so that the Company may make offers and enter into agreements before the power expires which would, or might, require equity securities to be allotted after the power expires and the Directors may allot equity securities under any such offer or agreement as if the power had not expired. RESOLUTION 22: AUTHORITY TO PURCHASE OWN SHARES THAT the Company be generally and unconditionally authorised to make one or more market purchases (as defined in section 693(4) of the 2006 Act) of ordinary shares of €0.0005 each in the Company (the ‘ordinary shares’), subject to the following conditions: (A) the maximum aggregate number of ordinary shares which may be purchased by the Company is 42,671,466 ordinary shares, representing approximately 9.5% of the Company’s issued ordinary share capital; (B) the minimum price payable for each such ordinary share of the Company is its nominal value of €0.0005; (C) the maximum price payable for each such ordinary share of the Company shall be not more than five per cent above the average of the middle market quotations for the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List during the period of five business days immediately prior to such purchase; (D) this authority will expire at the close of the Annual General Meeting in 2016 or 30 June 2016, whichever is the earlier; and (E) if the Company has agreed before the date referred to in (D) to purchase ordinary shares where these purchases will or may be executed after the authority terminates (either wholly or in part), the Company may complete such purchases. RESOLUTION 23: NOTICE OF GENERAL MEETINGS THAT a general meeting other than an Annual General Meeting may be called on not less than 14 clear days’ notice. BY ORDER OF THE BOARD	Issuer	Abstain	N/A	N/A
190964	INTEL CORP	INTC	458140100	5/21/2015	3/23/2015	19,727	1. Election of the 11 directors named in this proxy statement: FOR EACH DIRECTOR NOMINEE 2. Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2015: FOR 3. Advisory vote to approve executive compensation: FOR 4. Approval of Amendment and Extension of the 2006 Equity Incentive Plan: FOR 5. Approval of Extension of the 2006 Stock Purchase Plan: FOR [Stockholder proposals] 6. Stockholder proposal entitled “Holy Land Principles”: AGAINST 7. Stockholder proposal on whether the Chairman of the Board should be an independent director: AGAINST 8. Stockholder proposal on whether to adopt an alternative vote counting standard: AGAINST	Issuer	Abstain	N/A	N/A
561798	INTERCONTINENTAL HOTELS GROUP	IHG	BN33FD4	5/8/2015	5/6/2015	214	Resolutions To consider and, if thought fit, to pass the following resolutions, of which numbers 1 to 8 will be proposed as ordinary resolutions and numbers 9 to 11 as special resolutions. Explanations of certain resolutions are given on pages 4 and 5 of this Notice of AGM. 1 Report and Accounts 2014 THAT the Company’s financial statements, together with the Directors’ and the Auditor’s Reports for the year ended 31 December 2014, be received. 2 Directors’ Remuneration Report 2014 THAT the Directors’ Remuneration Report for the year ended 31 December 2014 of the Company’s Annual Report and Form 20-F 2014 be approved. 3 Declaration of final dividend THAT a final dividend on the ordinary shares of 15 265 ⁄ 329 pence each in the capital of the Company (‘ordinary share(s)’) be declared. 4 Election and re-election of Directors As separate resolutions, THAT (a) Anne Busquet, and (b) Jo Harlow be elected; and (c) Patrick Cescau, (d) Ian Dyson, (e) Paul Edgecliffe-Johnson, (f) Jennifer Laing, (g) Luke Mayhew, (h) Jill McDonald, (i) Dale Morrison, (j) Tracy Robbins, (k) Richard Solomons and (l) Ying Yeh be re-elected as Directors of the Company. 5 Reappointment of Auditor THAT Ernst & Young LLP be reappointed as the Auditor of the Company to hold office until the conclusion of the next General Meeting at which accounts are laid before the Company. 6 Remuneration of Auditor THAT the Audit Committee of the Board be authorised to determine the Auditor’s remuneration. 7 Political donations i THAT the Company, and those companies which are subsidiaries of the Company at any time during the period for which this resolution has effect, be authorised for the purposes of Part 14 of the Companies Act 2006 (the ‘2006 Act’), during the period from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016 or the close of business on 1 July 2016, whichever is the earlier: (a) to make political donations to political parties and/or independent election candidates; (b) to make political donations to political organisations other than political parties; and (c) to incur political expenditure; provided that the aggregate amount of any such donations and expenditure made by the Company or any subsidiary shall not exceed £100,000; ii THAT all existing authorisations and approvals relating to political donations or expenditure are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisations or approvals; and iii THAT words and expressions defined for the purposes of the 2006 Act shall have the same meaning for the purposes of this resolution. 8 Allotment of shares i THAT the Directors be and are hereby generally and unconditionally authorised pursuant to, and in accordance with, Section 551 of the 2006 Act to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company: (a) up to an aggregate nominal amount of £12,439,814; and (b) comprising equity securities, as defined in Section 560 of the 2006 Act, up to an aggregate nominal amount of £24,879,628 (including within such limit any shares issued or rights granted under paragraph (a) above) in connection with an offer by way of a rights issue: (1) to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (2) to holders of other equity securities as required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities; and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, legal, regulatory or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory or any other matter whatsoever. This authority shall hereby take effect from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016, or the close of business on 1 July 2016, whichever is the earlier, provided that, in each case, the Company may, before this authority expires, make offers and enter into agreements which would, or might, require shares in the Company to be allotted or rights to subscribe for or convert any security into shares to be granted after this authority expires and the Directors may allot shares in the Company or grant rights under any such offer or agreement as if this authority had not expired; ii THAT subject to paragraph iii below, all existing authorities given to the Directors pursuant to Section 551 of the 2006 Act by way of the ordinary resolution of the Company passed on Friday, 2 May 2014 be revoked by this resolution; and iii THAT paragraph ii above shall be without prejudice to the continuing authority of the Directors to allot shares or grant rights to subscribe for, or convert any security into, shares pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made. 2 The Board as a whole is fully committed to the successful development of the business, to meeting the Company’s strategic objectives and to the delivery of shareholder value. Biographies of all current Directors, excluding Anne Busquet, are shown on pages 57 to 59 of the Company’s Annual Report and Form 20-F for the year ended 31 December 2014 and on the Company’s website at www.ihgplc.com/investors under Our management. The biographies of Jo Harlow and Anne Busquet, who are seeking formal election for the first time (having been, or to be, appointed to the Board as Non-Executive Directors on 1 September 2014 and 1 March 2015 respectively), are set out below. Anne Busquet Skills and experience: Anne began her career at Hilton International in Paris, before joining the American Express Company in New York, where she held several executive positions and served for 23 years. Anne was also the Chief Executive Officer of Local and Media Services at InterActiveCorp (IAC), an internet commerce conglomerate. Board contribution: Anne brings more than 20 years’ experience in senior positions in multinational companies, predominantly in the financial, branded and digital-commerce sectors. Other appointments: Anne is currently the President of AMB Advisors, an independent consulting firm, and the Managing Director at Golden Seeds LLC, an angel investment company. She also serves on the boards of Pitney Bowes, MTBC and Provista Diagnostics, Inc and on the advisory boards of JEGI and SheSpeaks. Jo Harlow Skills and experience: Jo has held the position of Corporate Vice President of the Phones Business Unit at Microsoft Corporation since May 2014. She was previously Executive Vice President of Smart Devices at Nokia Corporation from February 2011, following a number of senior management roles at Nokia since 2003. Prior to that, she held marketing, sales and management roles at Reebok International Limited from 1992 to 2003 and at Procter & Gamble Company from 1984 to 1992. Board Contribution: Jo has over 25 years’ experience working in various senior roles predominantly in the branded and technology sectors. The Board recommends that all Directors continue to serve as Directors of the Company 1 . Resolution 7 Political donations It remains the policy of the Company not to make political donations or incur political expenditure. However, to avoid inadvertent infringement of the widely drafted 2006 Act, the Directors are seeking shareholders’ authority for the Company and its UK subsidiaries to make political donations and to incur political expenditure, up to a maximum aggregate amount of £100,000 during the period from the date of this AGM until the conclusion of the Company’s AGM in 2016 or the close of business on 1 July 2016, whichever is the earlier. Supporting information on the election and re-election of Directors and an explanation of some of the technical items of business are presented below. Resolution 2 Directors’ Remuneration Report 2014 The Directors’ Remuneration Report set out on pages 76 to 91 of the Company’s Annual Report and Form 20-F for the year ended 31 December 2014 sets out the Remuneration Committee Chairman’s Statement, a summary of the previously approved Directors’ Remuneration Policy and the remuneration received or receivable by Directors in respect of the year ended 31 December 2014. The vote on the Directors’ Remuneration Report is advisory in nature, which means that payments made or promised to Directors will not have to be repaid, reduced or withheld in the event that this resolution is not passed. The Company’s Auditor, Ernst & Young LLP, has audited those parts of the Directors’ Remuneration Report that are required to be audited. Resolution 3 Declaration of final dividend A final dividend can only be paid after the shareholders have approved it. If approved, the final dividend of 33.8 pence per ordinary share (52.0 cents per American Depositary Receipt) will be paid on 15 May 2015 to shareholders on the register at the close of business on 7 April 2015. Resolutions 4(a) to 4(l) Election and re-election of Directors The Company’s Articles of Association require that (i) any new Directors appointed by the Board since the last AGM shall retire at the next AGM and be subject to election; and (ii) all other Directors shall retire at least every three years and, if they wish to continue serving in office, be subject to re-election. However, in accordance with the recommendations of the UK Corporate Governance Code 2012 (the ‘Code’), all Directors are retiring and seeking re-election at this AGM. Each election and re-election will be put as a separate resolution. The Board believes that the current composition of the Board provides an appropriate balance of Executive Directors and independent Non-Executive Directors who collectively have the appropriate balance of skills, experience, independence and knowledge to enable the Board to discharge its duties and responsibilities effectively. An internal Board effectiveness evaluation was conducted for 2014 and it confirmed that the Board continued to operate effectively, and that each Director brings relevant knowledge, diversity of perspective, an ability and willingness to challenge and retains a strong commitment to the role. Jennifer Laing has served on the Board for over nine years and the Nomination Committee has specifically reviewed her independence and is satisfied that she continues to demonstrate independence in character and judgement and is independent as required under the Code. The Board has also considered this and reached the same conclusion. As Ying Yeh has also been on the Board for over six years, both her and Jennifer’s continued appointments were the subject of particular review and scrutiny by the Nomination Committee and the Board. All Non-Executive Directors, excluding the Chairman, remain independent in judgement and character. Explanation of business 9 Disapplication of pre-emption rights THAT, subject to the passing of Resolution 8 above, and in place of the power given to them pursuant to the special resolution of the Company passed on Friday, 2 May 2014, the Directors be given the power pursuant to Sections 570 and 573 of the 2006 Act to allot equity securities (as defined in Section 560 of the 2006 Act) for cash pursuant to the authority given by Resolution 8 as if Section 561 of the 2006 Act did not apply to the allotment. This power shall be limited: i to the allotment of equity securities in connection with an offer of equity securities (but in the case of the authority granted under Resolution 8i(b), by way of a rights issue only) to or in favour of: (a) holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (b) holders of other equity securities, if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities; and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, legal, regulatory or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory or any other matter whatsoever; and ii in the case of the authority granted under Resolution 8i(a), to the allotment (otherwise than under paragraph i above) of equity securities up to an aggregate nominal amount of £1,957,157. This authority shall hereby take effect from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016, or the close of business on 1 July 2016, whichever is the earlier, provided that before this authority expires the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted after this authority expires and the Directors may allot equity securities under any such offer or agreement as if this authority had not expired. This power applies in relation to a sale of shares which is an allotment of equity securities by virtue of Section 560(3) of the 2006 Act as if, in the first paragraph of this resolution, the words ‘pursuant to the authority given by Resolution 8’ were omitted. 10 Authority to purchase own shares THAT the Company be and is hereby generally and unconditionally authorised for the purpose of Section 701 of the 2006 Act to make market purchases (within the meaning of Section 693(4) of the 2006 Act) of ordinary shares on such terms and in such manner as the Directors think fit provided that: i the maximum aggregate number of ordinary shares hereby authorised to be purchased is 23,611,725; ii the minimum price which may be paid for each ordinary share is 15 265 / 329 pence per share; iii the maximum price (exclusive of all expenses) which may be paid for each ordinary share is an amount equal to the higher of (a) 105 per cent of the average of the middle-market quotations for the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such share is contracted to be purchased; and (b) that stipulated by Article 5(1) of the Buy-back and Stabilisation Regulations 2003; and iv the authority hereby conferred shall take effect on the date of the passing of this resolution and shall expire on the conclusion of the Company’s AGM in 2016, or at the close of business on 1 July 2016, whichever is the earlier (except in relation to the purchase of ordinary shares the contract for which was concluded before such date and which is executed wholly or partly after such date), unless such authority is renewed prior to such time. 11 Notice of General Meetings THAT a General Meeting of the Company, other than an AGM, may be called on not less than 14 clear days’ notice during the period from the date of the passing of this resolution to the date upon which the Company’s AGM in 2016 concludes. By order of the Board George Turner Company Secretary 16 February 2015 Registered in England and Wales Registered Number: 5134420 Registered Office: Broadwater Park Denham, Buckinghamshire UB9 5HR 1 Copies of contracts of service or letters of appointment for each of the Directors will be available to members for inspection at the Registered Office of the Company during normal business hours from the date of this Notice of AGM until the date of the AGM and, on that day, at the place of the AGM at least 15 minutes prior to the commencement of the AGM until its conclusion. 3 4 Notice of Annual General Meeting Notice of Annual General Meeting continued Notice is hereby given that the Annual General Meeting (‘AGM’) of InterContinental Hotels Group PLC (the ‘Company’) will be held at InterContinental London Park Lane, One Hamilton Place, Park Lane, London W1J 7QY on Friday, 8 May 2015, at 11.00am, or at any adjournment thereof, for the following purposes: Resolutions To consider and, if thought fit, to pass the following resolutions, of which numbers 1 to 8 will be proposed as ordinary resolutions and numbers 9 to 11 as special resolutions. Explanations of certain resolutions are given on pages 4 and 5 of this Notice of AGM. 1 Report and Accounts 2014 THAT the Company’s financial statements, together with the Directors’ and the Auditor’s Reports for the year ended 31 December 2014, be received. 2 Directors’ Remuneration Report 2014 THAT the Directors’ Remuneration Report for the year ended 31 December 2014 of the Company’s Annual Report and Form 20-F 2014 be approved. 3 Declaration of final dividend THAT a final dividend on the ordinary shares of 15 265 ⁄ 329 pence each in the capital of the Company (‘ordinary share(s)’) be declared. 4 Election and re-election of Directors As separate resolutions, THAT (a) Anne Busquet, and (b) Jo Harlow be elected; and (c) Patrick Cescau, (d) Ian Dyson, (e) Paul Edgecliffe-Johnson, (f) Jennifer Laing, (g) Luke Mayhew, (h) Jill McDonald, (i) Dale Morrison, (j) Tracy Robbins, (k) Richard Solomons and (l) Ying Yeh be re-elected as Directors of the Company. 5 Reappointment of Auditor THAT Ernst & Young LLP be reappointed as the Auditor of the Company to hold office until the conclusion of the next General Meeting at which accounts are laid before the Company. 6 Remuneration of Auditor THAT the Audit Committee of the Board be authorised to determine the Auditor’s remuneration. 7 Political donations i THAT the Company, and those companies which are subsidiaries of the Company at any time during the period for which this resolution has effect, be authorised for the purposes of Part 14 of the Companies Act 2006 (the ‘2006 Act’), during the period from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016 or the close of business on 1 July 2016, whichever is the earlier: (a) to make political donations to political parties and/or independent election candidates; (b) to make political donations to political organisations other than political parties; and (c) to incur political expenditure; provided that the aggregate amount of any such donations and expenditure made by the Company or any subsidiary shall not exceed £100,000; ii THAT all existing authorisations and approvals relating to political donations or expenditure are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisations or approvals; and iii THAT words and expressions defined for the purposes of the 2006 Act shall have the same meaning for the purposes of this resolution. 8 Allotment of shares i THAT the Directors be and are hereby generally and unconditionally authorised pursuant to, and in accordance with, Section 551 of the 2006 Act to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company: (a) up to an aggregate nominal amount of £12,439,814; and (b) comprising equity securities, as defined in Section 560 of the 2006 Act, up to an aggregate nominal amount of £24,879,628 (including within such limit any shares issued or rights granted under paragraph (a) above) in connection with an offer by way of a rights issue: (1) to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (2) to holders of other equity securities as required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities; and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, legal, regulatory or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory or any other matter whatsoever. This authority shall hereby take effect from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016, or the close of business on 1 July 2016, whichever is the earlier, provided that, in each case, the Company may, before this authority expires, make offers and enter into agreements which would, or might, require shares in the Company to be allotted or rights to subscribe for or convert any security into shares to be granted after this authority expires and the Directors may allot shares in the Company or grant rights under any such offer or agreement as if this authority had not expired; ii THAT subject to paragraph iii below, all existing authorities given to the Directors pursuant to Section 551 of the 2006 Act by way of the ordinary resolution of the Company passed on Friday, 2 May 2014 be revoked by this resolution; and iii THAT paragraph ii above shall be without prejudice to the continuing authority of the Directors to allot shares or grant rights to subscribe for, or convert any security into, shares pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made. 2 The Board as a whole is fully committed to the successful development of the business, to meeting the Company’s strategic objectives and to the delivery of shareholder value. Biographies of all current Directors, excluding Anne Busquet, are shown on pages 57 to 59 of the Company’s Annual Report and Form 20-F for the year ended 31 December 2014 and on the Company’s website at www.ihgplc.com/investors under Our management. The biographies of Jo Harlow and Anne Busquet, who are seeking formal election for the first time (having been, or to be, appointed to the Board as Non-Executive Directors on 1 September 2014 and 1 March 2015 respectively), are set out below. Anne Busquet Skills and experience: Anne began her career at Hilton International in Paris, before joining the American Express Company in New York, where she held several executive positions and served for 23 years. Anne was also the Chief Executive Officer of Local and Media Services at InterActiveCorp (IAC), an internet commerce conglomerate. Board contribution: Anne brings more than 20 years’ experience in senior positions in multinational companies, predominantly in the financial, branded and digital-commerce sectors. Other appointments: Anne is currently the President of AMB Advisors, an independent consulting firm, and the Managing Director at Golden Seeds LLC, an angel investment company. She also serves on the boards of Pitney Bowes, MTBC and Provista Diagnostics, Inc and on the advisory boards of JEGI and SheSpeaks. Jo Harlow Skills and experience: Jo has held the position of Corporate Vice President of the Phones Business Unit at Microsoft Corporation since May 2014. She was previously Executive Vice President of Smart Devices at Nokia Corporation from February 2011, following a number of senior management roles at Nokia since 2003. Prior to that, she held marketing, sales and management roles at Reebok International Limited from 1992 to 2003 and at Procter & Gamble Company from 1984 to 1992. Board Contribution: Jo has over 25 years’ experience working in various senior roles predominantly in the branded and technology sectors. The Board recommends that all Directors continue to serve as Directors of the Company 1 . Resolution 7 Political donations It remains the policy of the Company not to make political donations or incur political expenditure. However, to avoid inadvertent infringement of the widely drafted 2006 Act, the Directors are seeking shareholders’ authority for the Company and its UK subsidiaries to make political donations and to incur political expenditure, up to a maximum aggregate amount of £100,000 during the period from the date of this AGM until the conclusion of the Company’s AGM in 2016 or the close of business on 1 July 2016, whichever is the earlier. Supporting information on the election and re-election of Directors and an explanation of some of the technical items of business are presented below. Resolution 2 Directors’ Remuneration Report 2014 The Directors’ Remuneration Report set out on pages 76 to 91 of the Company’s Annual Report and Form 20-F for the year ended 31 December 2014 sets out the Remuneration Committee Chairman’s Statement, a summary of the previously approved Directors’ Remuneration Policy and the remuneration received or receivable by Directors in respect of the year ended 31 December 2014. The vote on the Directors’ Remuneration Report is advisory in nature, which means that payments made or promised to Directors will not have to be repaid, reduced or withheld in the event that this resolution is not passed. The Company’s Auditor, Ernst & Young LLP, has audited those parts of the Directors’ Remuneration Report that are required to be audited. Resolution 3 Declaration of final dividend A final dividend can only be paid after the shareholders have approved it. If approved, the final dividend of 33.8 pence per ordinary share (52.0 cents per American Depositary Receipt) will be paid on 15 May 2015 to shareholders on the register at the close of business on 7 April 2015. Resolutions 4(a) to 4(l) Election and re-election of Directors The Company’s Articles of Association require that (i) any new Directors appointed by the Board since the last AGM shall retire at the next AGM and be subject to election; and (ii) all other Directors shall retire at least every three years and, if they wish to continue serving in office, be subject to re-election. However, in accordance with the recommendations of the UK Corporate Governance Code 2012 (the ‘Code’), all Directors are retiring and seeking re-election at this AGM. Each election and re-election will be put as a separate resolution. The Board believes that the current composition of the Board provides an appropriate balance of Executive Directors and independent Non-Executive Directors who collectively have the appropriate balance of skills, experience, independence and knowledge to enable the Board to discharge its duties and responsibilities effectively. An internal Board effectiveness evaluation was conducted for 2014 and it confirmed that the Board continued to operate effectively, and that each Director brings relevant knowledge, diversity of perspective, an ability and willingness to challenge and retains a strong commitment to the role. Jennifer Laing has served on the Board for over nine years and the Nomination Committee has specifically reviewed her independence and is satisfied that she continues to demonstrate independence in character and judgement and is independent as required under the Code. The Board has also considered this and reached the same conclusion. As Ying Yeh has also been on the Board for over six years, both her and Jennifer’s continued appointments were the subject of particular review and scrutiny by the Nomination Committee and the Board. All Non-Executive Directors, excluding the Chairman, remain independent in judgement and character. Explanation of business 9 Disapplication of pre-emption rights THAT, subject to the passing of Resolution 8 above, and in place of the power given to them pursuant to the special resolution of the Company passed on Friday, 2 May 2014, the Directors be given the power pursuant to Sections 570 and 573 of the 2006 Act to allot equity securities (as defined in Section 560 of the 2006 Act) for cash pursuant to the authority given by Resolution 8 as if Section 561 of the 2006 Act did not apply to the allotment. This power shall be limited: i to the allotment of equity securities in connection with an offer of equity securities (but in the case of the authority granted under Resolution 8i(b), by way of a rights issue only) to or in favour of: (a) holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (b) holders of other equity securities, if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities; and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, legal, regulatory or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory or any other matter whatsoever; and ii in the case of the authority granted under Resolution 8i(a), to the allotment (otherwise than under paragraph i above) of equity securities up to an aggregate nominal amount of £1,957,157. This authority shall hereby take effect from the date of the passing of this resolution until the conclusion of the Company’s AGM in 2016, or the close of business on 1 July 2016, whichever is the earlier, provided that before this authority expires the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted after this authority expires and the Directors may allot equity securities under any such offer or agreement as if this authority had not expired. This power applies in relation to a sale of shares which is an allotment of equity securities by virtue of Section 560(3) of the 2006 Act as if, in the first paragraph of this resolution, the words ‘pursuant to the authority given by Resolution 8’ were omitted. 10 Authority to purchase own shares THAT the Company be and is hereby generally and unconditionally authorised for the purpose of Section 701 of the 2006 Act to make market purchases (within the meaning of Section 693(4) of the 2006 Act) of ordinary shares on such terms and in such manner as the Directors think fit provided that: i the maximum aggregate number of ordinary shares hereby authorised to be purchased is 23,611,725; ii the minimum price which may be paid for each ordinary share is 15 265 / 329 pence per share; iii the maximum price (exclusive of all expenses) which may be paid for each ordinary share is an amount equal to the higher of (a) 105 per cent of the average of the middle-market quotations for the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such share is contracted to be purchased; and (b) that stipulated by Article 5(1) of the Buy-back and Stabilisation Regulations 2003; and iv the authority hereby conferred shall take effect on the date of the passing of this resolution and shall expire on the conclusion of the Company’s AGM in 2016, or at the close of business on 1 July 2016, whichever is the earlier (except in relation to the purchase of ordinary shares the contract for which was concluded before such date and which is executed wholly or partly after such date), unless such authority is renewed prior to such time. 11 Notice of General Meetings THAT a General Meeting of the Company, other than an AGM, may be called on not less than 14 clear days’ notice during the period from the date of the passing of this resolution to the date upon which the Company’s AGM in 2016 conclude	Issuer	Abstain	N/A	N/A
561798	INTERTEK GROUP PLC	ITRK	3163836	5/15/2015	5/13/2015	146	ORDINARY RESOLUTIONS 1. To receive the Annual Report and Accounts for the year ended 31 December 2014, together with the Strategic Report and Directors’ and Auditor’s Reports. 2. To approve the Directors’ Remuneration Report for the year ended 31 December 2014. 3. To approve the payment of a final dividend of 33.1p per ordinary share to be paid on 5 June 2015 to shareholders whose names appear on the register of members at the close of business on 22 May 2015. 4. To re-elect Sir David Reid as a Director. 5. To re-elect Edward Astle as a Director. 6. To re-elect Alan Brown as a Director. 7. To elect Edward Leigh as a Director. 8. To re-elect Dame Louise Makin as a Director. 9. To re-elect Michael Wareing as a Director. 10. To re-elect Mark Williams as a Director 11. To re-elect Lena Wilson as a Director. 12. To reappoint KPMG Audit Plc as Auditor to hold office from the conclusion of the meeting until the conclusion of the next general meeting at which accounts are laid. 13. To authorise the Directors to determine the remuneration of the Auditor. 14. THAT pursuant to section 551 of the Companies Act 2006 (‘Act’) the Directors be and are generally and unconditionally authorised to exercise all powers of the Company to allot Relevant Securities: (a) up to an aggregate nominal amount of £537,872; and (b) up to a further aggregate nominal amount of £537,872 in a Pre-Emptive Offer provided that (i) they are equity securities (as defined in section 560(1) of the Act) and (ii) they are allotted in connection with a Rights Issue. For the purposes of these Resolutions, a ’Pre-Emptive Offer’ means an offer: (i) to holders of ordinary shares in the capital of the Company in proportion (as nearly as practicable) to the respective numbers of ordinary shares held by them; and (ii) to holders of other equity securities in the capital of the Company, as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, but subject to such exclusions or other arrangements as the Directors may deem necessary or expedient in relation to treasury shares, fractional entitlements, record dates or any legal or practical problems under the laws of any territory or the requirements of any regulatory body or stock exchange. For the purposes of these Resolutions, a ’Rights Issue’ means a Pre-Emptive Offer to subscribe for further equity securities by means of the issue of a renounceable letter (or other negotiable instrument) which may be traded (as ‘nil paid rights’) for a period before payment for the securities is due. Unless previously revoked, varied or renewed, these authorities shall expire at the conclusion of the next AGM of the Company after the passing of this Resolution or 15 August 2016 (whichever is the earlier), save that, in each case, the Company may make an offer or agreement before the authority expires which would or might require Relevant Securities to be allotted after the authority expires and the Directors may allot Relevant Securities pursuant to any such offer or agreement as if the authority had not expired. In this Resolution, ‘Relevant Securities’ means shares in the Company or rights to subscribe for or to convert any security into shares in the Company; a reference to the allotment of Relevant Securities includes the grant of such a right; and a reference to the nominal amount of a Relevant Security is a right to subscribe for or to convert any security into shares in the Company up to the nominal amount of the shares which may be allotted pursuant to that right. These authorities are in substitution for all existing authorities under section 551 of the Act (which to the extent unused at the date of this Resolution are revoked with immediate effect). 15. THAT pursuant to section 366 of the Act, the Company and all companies that are subsidiaries of the Company at any time during the period for which this Resolution shall have effect, be and are hereby authorised, in aggregate: (a) to make political donations to political parties and/or independent election candidates not exceeding £20,000 in total; (b) to make political donations to political organisations other than political parties not exceeding £20,000 in total; and (c) to incur political expenditure not exceeding £50,000 in total, in each case, during the period beginning with the date on which this Resolution is passed and ending on the conclusion of the next AGM of the Company held after such date, provided that: (i) the aggregate amount of political donations and political expenditure to be made or incurred by the Company and its subsidiaries pursuant to this Resolution shall not exceed £90,000; and (ii) each of the amounts referred to in this Resolution may comprise one or more sums in different currencies which, for the purpose of calculating any such amount, shall be converted at such rate as the Directors may, in their absolute discretion, determine to be appropriate. In this Resolution the terms ‘political donations’, ‘political parties’, ‘independent election candidates’, ‘political organisations’ and ‘political expenditure’ have the meanings set out in sections 363 to 365 of the Act. SPECIAL RESOLUTIONS 16. THAT, subject to the passing of Resolution 15 and pursuant to sections 570 and 573 of the Act, the Directors be and are generally empowered: (a) to allot equity securities (within the meaning of section 560 of the Act) for cash pursuant to the authority granted by Resolution 15; and (b) to sell ordinary shares held by the Company as treasury shares for cash, in each case, as if section 561(1) of the Act did not apply to any such allotment, provided that this power shall be limited to: (i) the allotment of equity securities or sale of treasury shares in connection with a Pre-Emptive Offer (as defined in Resolution 14 above); and (ii) the allotment of equity securities or a sale of treasury shares (otherwise than in connection with a Pre-Emptive Offer) up to an aggregate nominal amount of £80,680. Unless previously revoked, varied or renewed, this authority shall expire on the date of the next AGM of the Company or 15 August 2016 (whichever is earlier) save that the Company may before such expiry make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred hereby had not expired. This power is in substitution for all existing powers under sections 570 and 573 of the Act (which, to the extent unused at the date of this resolution, are revoked with immediate effect). 17. THAT, pursuant to section 701 of the Act, the Company is hereby generally and unconditionally authorised to make market purchases (within the meaning of section 693(4) of the Act) of ordinary shares of 1p each in the capital of the Company (‘ordinary shares’) provided that: (a) the maximum number of ordinary shares hereby authorised to be purchased is 16,136,177; (b) the minimum price (including expenses) which may be paid for an ordinary share is its 18. THAT, until the conclusion of the next AGM of the Company, the Company be and is hereby generally and unconditionally authorised to convene general meetings (other than AGMs) on 14 clear days’ notice. By order of the Board value; (c) the maximum price which may be paid for an ordinary share is the highest of: (i) an amount equal to five per cent above the average of the middle-market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (ii) the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venues where the purchase is carried out, in each case inclusive of expenses; and (unless previously revoked, varied or renewed) the authority hereby conferred shall expire at the conclusion of the next AGM or 15 August 2016 (whichever is earlier) save that the Company may make a contract to purchase ordinary shares under the authority hereby conferred prior to the expiry of such authority which will or may be executed wholly or partly after the expiry of such authority and may make a purchase in pursuance of any such contract	Issuer	Abstain	N/A	N/A
561798	INTL CONSOLIDATED AIRLINE-DI	IAG	B5M6XQ7	6/18/15		1,666	INTERNATIONAL CONSOLIDATED AIRLINES GROUP, S.A. 2015 ANNUAL SHAREHOLDERS' MEETING: At the Annual Shareholders´ Meeting held on 18 June 2015, the following resolutions were duly passed: RESOLUTION 1 “To approve the individual annual financial statements and management report of International Consolidated Airlines Group, S.A. and the consolidated annual financial statements and management report of International Consolidated Airlines Group, S.A. and its subsidiaries for the financial year ended on December 31, 2014, which were formulated by the Board of Directors at its meeting held on February 26, 2015.” RESOLUTION 2 “To approve the proposed allocation of the 2014 results of International Consolidated Airlines Group, S.A., consisting of a profit of 431,941 thousand euros, to the legal reserve, in the amount of 82,061 thousand euros, and to compensate prior years’ losses, in the amount of 349,880 thousand euros.” RESOLUTION 3 “To approve the management of the Board of Directors during the financial year ended on December 31, 2014.” RESOLUTION 4.a) “To re-elect Ernst & Young, S.L. as auditor of International Consolidated Airlines Group, S.A. and of its consolidated group to conduct the audit for financial year 2015.” RESOLUTION 4.b) “To delegate to the Board of Directors, with the express power of substitution, to enter into the corresponding services agreement with Ernst & Young, S.L. as auditor, on the terms and conditions and for the remuneration it deems appropriate, and to make such amendments as may be required in accordance with applicable law at any time.” RESOLUTION 5.a) “Place on record the expiration of the term of office of all the members of the Board of Directors as a result of the ending, on the date hereof, of the one-year term for which they were re-elected by resolution of the Shareholders’ Meeting held on June 18, 2014; therefore all directors step down from office, without prejudice to any re-elections that may be approved hereafter, and to fix at 12 the number of members of the Board of Directors.” RESOLUTION 5.b) “To re-elect Mr. Antonio Vázquez Romero as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of other external director.” RESOLUTION 5.c) “To re-elect Sir Martin Faulkner Broughton as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.d) “To re-elect Mr. William Matthew Walsh as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of executive director.” RESOLUTION 5.e) “To re-elect Mr. César Alierta Izuel as a director for the bylaw mandated one- year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.f) “To re-elect Mr. Patrick Jean Pierre Cescau as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.g) “To re-elect Mr. Enrique Dupuy de Lôme Chávarri as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of executive director.” RESOLUTION 5.h) “To re-elect Baroness Denise Patricia Kingsmill as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.i) “To re-elect Mr. James Arthur Lawrence as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.j) “To re-elect Ms. María Fernanda Mejía Campuzano as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.k) “To re-elect Mr. Kieran Charles Poynter as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.l) “To re-elect Dame Marjorie Morris Scardino as a director for the bylaw mandated one-year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 5.m) “To re-elect Mr. Alberto Terol Esteban as a director for the bylaw mandated one- year term, upon proposal from the Nominations Committee, with the status of non-executive independent director.” RESOLUTION 6.a) “To approve, on a consultative basis, the 2014 annual report on the remuneration of the directors of International Consolidated Airlines Group, S.A.” RESOLUTION 6.b) “To approve, on a binding basis, the remuneration policy for the directors of International Consolidated Airlines Group, S.A.” RESOLUTION 6.c) “For the purposes of the provisions of sub articles 2 and 8 of article 37 of the Corporate Bylaws, to approve the application to non-executive directors of the Company who vacate office of the same rules on rights to plane tickets of airlines of the IAG Group or related to the IAG Group established for current directors, maintaining the same maximum limit established for such purposes, meaning that the maximum gross annual amount payable by the Company to all of its non- executive directors as a whole (including current directors and former directors who have vacated office) in the form of plane tickets is maintained in the (aggregate) amount of €500,000.00 a year. This right to use plane tickets of airlines of the IAG Group or linked to the IAG Group shall be enjoyed in accordance with the travel policy agreed by the Company (without prejudice to the rights acquired in other companies of the Group), with the following particular features: a) It shall only apply to Company directors who have held office for at least two consecutive years. b) After vacating office, directors may enjoy this benefit for a period of time equal to the time spent in office as a director of the Company.” RESOLUTION 7.a) “To amend articles 21, 22, 23 and 31 of the Corporate Bylaws so that they shall hereafter read as follows: “Article 21. Call of the Shareholders’ Meeting 1. The Shareholders’ Meeting must be formally called by the Board of Directors by way of a notice published with the advance notice required by law. The call notice shall be distributed using at least the following means: a) In the Official Gazette or in one of the largest circulation newspapers in Spain. b) On the website of the Spanish National Securities Market Commission. c) On the corporate Company’s website. 2. The call notice must contain all information required by applicable law in each case and stipulate the date, venue and time of the Shareholders’ Meeting on first call and all items to be discussed. The call notice may also state the date of the Shareholders’ Meeting on second call, if appropriate. At least 24 hours shall be allowed to elapse between the Shareholders’ Meetings on first and second call. The call notice of the Shareholders’ Meeting shall indicate how to obtain the necessary information to prepare for the Shareholders’ Meeting, specifying the website of the Company, where and how to obtain the full text of the documents and the proposed resolutions to be voted on at the Shareholders’ Meeting. 3. Shareholders representing at least three percent (3%) of the aggregate nominal value of the capital stock may (a) request that a supplementary call notice for an ordinary Shareholders’ Meeting be published, adding one or more further items to the agenda contained in the call notice, provided that the new items are accompanied by a justification or, as appropriate, a justified proposed resolution; and (b) submit reasoned proposals for resolutions on items already included or to be included on the agenda contained in the call notice for the Shareholders’ Meeting called. This right must be exercised by serving a duly authenticated notice (notificación fehaciente) at the registered office within five (5) days of the publication of the call notice. 4. The Shareholders’ Meeting may not debate or decide upon matters not included on the agenda, unless otherwise provided by applicable law. Article 22. Power and obligation to call meetings 1. The Board of Directors may call an extraordinary Shareholders’ Meeting whenever they deem it to be in the interests of the Company. 2. The Board of Directors must also call a Shareholders’ Meeting when so requested by a number of shareholders holding at least three percent (3%) of the aggregate nominal value of the capital stock of the Company, stating in the request the items to be addressed at the Shareholders’ Meeting. In this case, the Shareholders’ Meeting must be called to be held within the time period prescribed by applicable law. The directors shall draw up the agenda and must include any items requested. Article 23. Right to information 1. Up to and including the fifth (5th) day before the date scheduled for the Shareholders’ Meeting, shareholders may request in writing any information or clarification that they consider necessary and may formulate in writing the questions that they deem pertinent, about: (i) the items on the agenda contained in the call notice; (ii) to the information available to the public supplied by the Company to the Spanish National Securities Market Commission since the date of the last Shareholders’ Meeting; (iii) the auditors’ report. 2. During the Shareholders’ Meeting, shareholders may orally request any information or clarification that they deem appropriate in relation to items on the agenda, to the information available to the public supplied by the Company to the Spanish National Securities Market Commission since the date of the last Shareholders’ Meeting and in relation to the auditors’ report and, where the shareholder’s request cannot be satisfied at that time, the directors shall be obliged to provide the information in writing within seven (7) days of the day after the date on which the Shareholders’ Meeting ended. 3. The Board of Directors shall be obliged to provide the information requested in accordance with the two preceding sub-articles in the form and within the time periods envisaged by these Corporate Bylaws, the Shareholders’ Meeting Regulations and applicable law, unless this information is not necessary to protect shareholders’ rights or there are objective reasons to consider that it could be used for non-corporate purposes or that its disclosure could harm the Company or its related companies. However, the requested information may not be refused when the request is supported by shareholders representing at least twenty-five percent (25%) of the aggregate nominal value of the capital stock. Article 31. Adoption of resolutions. Consultative vote 1. Ordinary or extraordinary Shareholders’ Meetings shall adopt resolutions with the majorities of the votes present in person or by proxy required by these Corporate Bylaws or by the Spanish Companies Law. Each voting share present in person or by proxy at the Shareholders’ Meeting shall entitle its holder to one vote. 2. The Board of Directors may also submit resolutions to the Shareholders’ Meeting for consideration on a consultative basis in the manner set out in the Shareholders’ Meeting Regulations.” RESOLUTION 7.b) “To amend articles 37, 38, 39, 40, 44 and 45 of the Corporate Bylaws so that they shall hereafter read as follows: “Article 37. Remuneration 1. The office of Board member is remunerated. 2. The remuneration of Board members in their capacity as Board members shall consist of a fixed fee, annual or periodic, and a variable remuneration in kind. 3. The remuneration, global and annual, for the entire Board of Directors and for the above items shall be the amount determined for such purpose by the Shareholders´ Meeting (applicable and in force unless the Shareholders´ Meeting approves its modification), although the Board of Directors may reduce this amount in the financial years as it sees fit. The Board of Directors shall be responsible for the distribution of the above amount among the directors in the manner, at the time and in the proportion freely determined by it, and the remuneration may differ according to (i) the characteristics of each Board member or category of Board member, (ii) the functions and responsibilities allocated to the Board and its Committees and (iii) the restrictions provided for in these Corporate Bylaws or in the Board of Directors Regulations in relation to the remuneration received as member of the Board of Directors of other companies that belong to the Group, with the Board also being responsible for determining the frequency and manner of payment of the fee. Board members may not be paid twice as directors if they belong to the board of other companies of the Group. 4. Without prejudice to the above-mentioned remuneration, remuneration for executive Board members may also consist of the delivery of shares or stock options or amounts linked to the share value. The application of this kind of remuneration shall require a resolution by the Shareholders’ Meeting, expressing, as the case may be, the maximum number of shares that may be allocated to this remuneration system in each financial year, the strike price or system for calculating the strike price of the stock options, the value of any shares used as a reference and the duration of the plan. 5. Additionally, directors shall be entitled to the payment or reimbursement of any reasonable expenses that they may properly incur as a result of attending meetings and any other tasks directly relating to the discharge of their office as directors, such as travel, accommodation, meal and any other expenses that they may incur. 6. Independently of the remuneration provided for in the preceding sub-articles deriving from membership of the Board of Directors, any Board members that discharge executive functions, regardless of the nature of their relationship with the Company, shall be entitled to receive the remuneration, labour-related or professional, fixed or variable, in cash or in kind, which, pursuant to a resolution by the Board of Directors, corresponds to such functions, including participation in any incentive systems which may be established in general for the senior management of the Company and which may involve the delivery of shares or stock options or remuneration linked to the share value, subject at all times to the requirements established in the legislation in force from time to time, and participation in the appropriate welfare and insurance systems. In the event that they cease to discharge such functions, they may be entitled, on the terms and conditions approved by the Board of Directors, to appropriate economic compensation. Any remuneration payable for the above items and the other terms and conditions of the relationship shall be incorporated into the relevant contract, which must be approved by the Board of Directors with the affirmative vote of two- thirds of its members. The Board member affected must abstain from attending the deliberation and from participating in the vote. 7. The Company may also arrange liability insurance for any director or former director of the Company or of any associated company on customary and reasonable terms in light of the circumstances of the Company. The Company will reimburse the expenses borne by directors and will indemnify any director or former director of the Company or of any associated company against any loss, liability or damage in which they may incur as a consequence of their actions carried out in their capacity as directors, including the losses and damages derived from criminal, administrative or civil proceedings filed against them, except for those cost, losses and damages in which they may incur as a consequence of a breach of their legal and fiduciary duties vis-à-vis the Company. No director or former director of the Company or director or former director of any associated company shall be accountable to the Company or the members for any benefit provided pursuant to this Article and the receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company. 8. Once they have vacated office, the regime of rights approved by the Shareholders’ Meeting (as the case may be, as part of Directors’ remuneration policy) in relation to plane tickets of airlines investees or subsidiaries of the Company and with which the Company (or its investees or subsidiaries) has agreements in this connection shall apply to Board members. Article 38. General obligations of Board members 1. In discharging their duties, Board members must comply with the duties imposed by these Corporate Bylaws, the Board of Directors Regulations and the applicable law, acting in good faith and in the best interests of the Company. 2. The Board of Directors Regulations shall implement the specific obligations of the Board members deriving from the duties of diligence and loyalty, paying particular attention to situations of conflict of interest. Article 39. Board Meetings 1. The Board of Directors shall meet as often as is deemed appropriate but at least, eight (8) times per year, unless the Chairman, freely and in his opinion, sees fit to suspend any of the sessions and, in all cases, at least once every quarter. The Board shall also meet in the cases determined by the Board of Directors Regulations. 2. Calls to Board meetings shall be made by letter, fax, e-mail or any other means and shall be authorised with the signature of the Chairman, or of the Company Secretary or Company Deputy Secretary, on the orders of the Chairman. Call notices shall be sent sufficiently in advance of the meeting to ensure that Board members receive them no later than seven (7) days before the date of the meeting, except in the case of meetings deemed urgent by the Chairman (or by the Deputy Chairman, in the event of absence, illness or inability of the Chairman). This shall not apply to cases in which the Board of Directors Regulations requires a specific call period. The call notice shall always include, save for justified cause, the meeting agenda and shall be accompanied, as the case may be, by the information deemed necessary. Additionally, the Board of Directors Regulations may regulate the possibility, requirements and formalities to call extraordinary meetings of the Board of Directors when the Chairman (or, in the event of absence, illness or inability of the Chairman, the Deputy Chairman) deems it justified. 3. The Chairman must also call a Board meeting when so requested by at least four (4) Board members. 4. Notwithstanding the foregoing, the Board of Directors shall be deemed validly convened without the need for a call if all of the Board members are present, in person or in proxy, and unanimously agree to hold a meeting on consent and accept the items on the agenda. 5. Directors may attend Board meetings via telephone multi-conference, videoconference or any other analogous system provided that such systems permit the recognition and identification of the attendees, permanent communication between the attendees regardless of their location, and real- time participation and voting. 6. If no Board member objects, votes may be cast in writing without holding a meeting. In this case, Board members may send their votes and comments that they wish to have recorded in the minutes to the Chairman (or to the Company Secretary or Company Deputy Secretary acting on his/her behalf) using the same means mentioned in Article 39.2 above. A record will be kept of resolutions adopted following this procedure in the minutes drawn up in accordance with applicable law. Article 40. Constitution 1. The Board of Directors’ meeting shall be validly convened where more than half (1/2) of Board members are present, in person or by proxy. 2. All Board members may cast their vote through and grant a proxy to another Board member, although non-executive Directors may only cast their vote through and grant a proxy to another non-executive Director. Proxies must be granted in writing, addressed to the Chairman or to the Company Secretary and must be granted specifically for each meeting. No Board member may hold more than three (3) proxies, with the exception of the Chairman, who shall not be subject to such limit but may not represent the majority of the Board. The Board member granting the proxy shall endeavour, where possible, to include voting instructions in the proxy letter. 3. By way of a decision by the Chairman or the Board of Directors, the general managers and managers of the Company as well as any other persons that the Chairman or the Board of Directors determine may attend Board meetings. Article 44. Board of Directors’ advisory committees 1. In order to better perform its functions, the Board of Directors may create such advisory committees as it deems necessary to assist it in issues relating to the matters falling within its competencies, with the composition and functions, according to the provisions of the law, determined in each case. 2. Notwithstanding the foregoing, the Board of Directors shall necessarily have the following advisory committees: a) Audit and Compliance Committee. b) Nominations Committee. c) Remuneration Committee. d) Safety Committee. Article 45. Regulation of the Board committees 1. Board of Directors’ committees shall be governed by the provisions of the law, these Corporate Bylaws and the Board of Directors Regulations. 2. Specifically, composition and functions of the Board of Directors’ committees shall be established in the Board of Directors Regulations, respecting in any case, the provisions of the law. 3. Where no specific provision is made, the Board committees shall be governed, by analogy and where applicable, by the provisions applicable to the Board of Directors of the Company.” RESOLUTION 8 “To amend articles 7, 10, 11, 12, 13, 19, 23, 24, 25, 26, 28, 29, 32 and 36 of the Shareholders’ Meeting Regulations so that they shall hereafter read as follows: “Article 7. Powers of the shareholders acting at a Shareholders’ Meeting 1. The shareholders at a Shareholders’ Meeting shall decide on the matters assigned to it by the Corporate Bylaws, these Shareholders’ Meeting Regulations or the applicable law, and particularly regarding the following: a) The approval of the annual accounts, the allocation of profits and approval of corporate management. b) The approval of the Shareholders’ Meeting Regulations and any subsequent amendments thereto. c) The appointment and removal of the directors, liquidators and auditors, as well as exercise of company action for liability against any of them. d) The amendment of the Corporate Bylaws. e) The increase and reduction of the share capital. f) The elimination or restriction of the pre-emptive subscription right. g) The acquisition, disposal or contribution to another company of essential assets. h) The transfer to subsidiaries of essential activities previously pursued by the Company itself, even where the Company maintains full control thereof. i) The change in legal form, merger, spin-off or global transfer of assets and liabilities and transfer of the registered office abroad. j) The directors’ remuneration policy on the terms established in the law. k) The dissolution of the Company. l) Transactions the effect of which is equivalent to the liquidation of the Company. m) The approval of the final liquidation balance sheet. n) Any other matter reserved to the Shareholders’ Meeting pursuant to the law or the Corporate Bylaws. 2. The Shareholders’ Meeting shall also decide on any other matter submitted for its consideration by the Board of Directors. Article 10. Call of the Shareholders’ Meeting 1. Pursuant to the provisions of the Corporate Bylaws, the Shareholders’ Meeting must be formally called by the Board of Directors by way of a notice published with the advance notice required by law. The call notice shall be distributed using at least the following means: a) In the Mercantile Registry Official Gazette and in one of the largest circulation newspapers in Spain. b) On the website of the Spanish National Securities Market Commission. c) On the corporate Company’s website. 2. The Board of Directors must call a Shareholders’ Meeting in the following events: a) In the event set forth in article 8.1 above. b) If the meeting is requested by a number of shareholders holding at least three percent (3%) of the capital stock, stating in the request the items to be addressed at the Shareholders’ Meeting. In this case, the Shareholders’ Meeting must be called to be held within the time period prescribed by applicable law. The directors shall draw up the agenda and must include any items requested. The shareholders’ rights mentioned in this sub-article 2 (b) must be exercised by duly authenticated notice sent to the Company’s registered office. c) In the event that a tender offer is made for the securities of the Company, in order to report to the shareholders regarding the tender offer and to deliberate and decide upon the matters submitted for their consideration. Article 11. Announcement of the call 1. The call notice must contain all information required by applicable law in each case and shall stipulate the date, venue and time of the Shareholders’ Meeting on first call and all items to be discussed. The call notice may also state the date of the Shareholders’ Meeting on second call, if appropriate. At least 24 hours must elapse between the Shareholders’ Meetings on first and second call. The call notice shall also state the date on which the shareholder must have registered shares in his name in order to be able to participate in, and vote at, the Shareholders’ Meeting, the place and manner in which the full text of the documents and proposed resolutions can be obtained, and the address of the Company website on which the information shall be made available. The notice shall contain, in accordance with the law, clear and accurate information on the procedures that shareholders must follow in order to participate in and cast their vote at the Shareholders’ Meeting, including, in particular, the following aspects: (i) the right to request information, to include items on the agenda and to submit proposals for resolutions, as well as the period for exercise of such right; (ii) the system for casting votes by proxy, with special indication of the forms to be used to grant the proxy and of the means to be used to enable the Company to accept notification by electronic means of the proxies granted; and (iii) the procedures established for the casting of votes using distance means, whether by post or by electronic means. 2. Shareholders representing at least three percent (3%) of the aggregate nominal value of the capital stock of the Company may request that a supplementary call notice for an ordinary Shareholders’ Meeting be published, adding one or more further items to the agenda contained in the call notice, provided that the new items are accompanied by a justification or, as appropriate, a justified proposed resolution. This right must be exercised by serving a duly authenticated notice (notificación fehaciente) at the registered office of the Company within five (5) days of the publication of the call notice. The supplementary call notice must be published at least fifteen (15) days in advance of the date scheduled for the ordinary Shareholders’ Meeting. The written notice exercising such right shall specify the name or corporate name of the requesting shareholder or shareholders, and there shall be attached thereto such documentation as evidences his status as shareholder, as well as the contents of the item or items proposed. Furthermore, shareholders representing at least three percent (3%) of the capital stock may, in the same time period and with the same requirements stipulated in the preceding paragraph, submit reasoned proposals for resolutions on items already included or to be included on the agenda for the Shareholders’ Meeting called. In both cases, the Board of Directors may require that the shareholder also attach the report or reports providing a rationale for such proposal in the instances required by applicable law. 3. The Shareholders’ Meeting may not debate or decide upon matters not included on the agenda, unless otherwise provided by applicable law. 4. The Board of Directors may require that a notary public attend the Shareholders’ Meeting and prepare the minutes thereof. In any event, the Board must require the presence of a notary public under the circumstances provided by applicable law, including where so requested by shareholders representing at least one percent (1%) of the aggregate nominal value of the capital stock of the Company five (5) days in advance of the date scheduled for the Shareholders’ Meeting. The notary public’s fees shall be borne by the Company. The minutes drawn up by the notary public shall be deemed the minutes of the Shareholders’ Meeting. Article 12. Information available from the date of notice 1. Beginning on the date of publication of the announcement of the call, such information as is deemed appropriate to facilitate the attendance of the shareholders at the Shareholders’ Meeting and their participation therein shall be contained on the Company’s website, including at least the following: a) Documents relating to the Shareholders’ Meeting that are required by applicable law, with information regarding the agenda, the proposed resolutions on each and every one of the items on the agenda, or in relation to any informative items on the agenda, a report from the relevant body explaining each of the items, and any other relevant information that the shareholders might need in order to cast their vote. In the event that the shareholders acting at the Shareholders’ Meeting must deliberate on the appointment, re-election or ratification of directors, the corresponding proposed resolution shall be accompanied by the following information: (i) the professional profile and biographical data of the director; (ii) the other boards of directors on which he holds office, at listed companies or otherwise; (iii) an indication of the type of director he is in each case, with mention, in the case of proprietary directors, of the shareholder that proposes or proposed his appointment or with which he has ties; (iv) the date of his first and subsequent appointments as director of the Company, (v) the shares of the Company and derivative financial instruments whose underlying assets are shares of the Company of which such director is the holder; and (vi) the proposal and reports required by law. b) The existing channels of communication between the Company and the shareholders and, in particular, explanations pertinent to the exercise of a shareholder’s right to information, indicating the postal and e-mail addresses to which the shareholders may direct their requests. c) The means and procedures for granting a proxy to attend the Shareholders’ Meeting. d) The means and procedures for distance voting, including, where applicable, the forms required to evidence attendance and the casting of votes by means of data transmission at the Shareholders’ Meeting. 2. The Company shall include on its website, starting on the date of the announcement of the call to Shareholders’ Meeting, Spanish and English versions of the information and the principal documents related to the Shareholders’ Meeting in order to facilitate shareholders’ attendance and participation therein. Article 13. Right of information prior to the holding of a Shareholders’ Meeting 1. The Company shall comply with the statutorily prescribed obligations to provide information to the shareholders through its website, without prejudice to its right to use any other means for such purpose or to the shareholders’ right to request the information in written form pursuant to applicable law. For the remainder, please see: http://www.google.com/url?sa=t&rct=j&q=&esrc=s&source=web&cd=2&cad=rja&uact=8&ved=0CCUQFjABahUKEwipsPTk_vbHAhXIdj4KHUM2Bm4&url=http%3A%2F%2Fphx.corporate-ir.net%2FExternal.File%3Fitem%3DUGFyZW50SUQ9MjkyMDUyfENoaWxkSUQ9LTF8VHlwZT0z%26t%3D1&usg=AFQjCNG5IVMqmY1J6u4CQE2U_NXtx1Zk5A	Issuer	Abstain	N/A	N/A
561798	INTU PROPERTIES PLC	INTU	0683434	5/6/2015	5/4/2015	834	Ordinary Business Each of resolutions 1–13 are to be passed as ordinary resolutions. 1 To receive the Company’s accounts and the reports of the Directors and the Auditors for the year ended 31 December 2014. 2 To declare a final dividend for the year ended 31 December 2014 of 9.1 pence per ordinary share payable to shareholders who are on the register at close of business on 17 April 2015 or such other date as the Directors may determine. 3 To re-elect Patrick Burgess as a Director (Chairman). 4 To re-elect John Whittaker as a Director (Deputy Chairman). 5 To re-elect David Fischel as a Director (Chief Executive). 6 To re-elect Matthew Roberts as a Director (Chief Financial Officer). 7 To re-elect Adèle Anderson as a Director (Non-Executive). 8 To re-elect Richard Gordon as a Director (Non-Executive). 9 To re-elect Andrew Huntley as a Director (Non-Executive). 10 To re-elect Louise Patten as a Director (Non-Executive). 11 To re-elect Neil Sachdev as a Director (Non-Executive). 12 To re-elect Andrew Strang as a Director (Non-Executive). 13 To re-appoint PricewaterhouseCoopers LLP as Auditors of the Company to hold office until the conclusion of the next General Meeting at which accounts are laid before the Company and to authorise the Audit Committee of the Board to determine their remuneration. Special Business To consider and, if thought appropriate, pass the following resolutions: As an ordinary resolution: 14 THAT the Directors’ remuneration report (excluding the Directors’ Remuneration Policy extract set out on pages 82 to 83 of the Directors’ remuneration report) for the year ended 31 December 2014 be approved. As an ordinary resolution: 15 THAT the authority conferred on the Directors by paragraph 5.2 of Article 5 of the Company’s Articles of Association be renewed for the period ending at the end of the Annual General Meeting in 2016 or on 30 June 2016, whichever is the earlier, and for such period the section 551 Amount shall be £219,473,008.50. As a special resolution: 16 THAT subject to the passing of Resolution 15 above, the power conferred on the Directors by paragraph 5.3 of Article 5 of the Company’s Articles of Association be renewed for the period referred to in such Resolution and for such period the section 561 Amount shall be £32,920,951.00. As a special resolution: 17 THAT the Company be and is hereby unconditionally and generally authorised for the purpose of section 701 of the Companies Act 2006 to make market purchases (as defined in section 693 of that Act) of ordinary shares of 50 pence each in the capital of the Company provided that: (i) the maximum number of shares which may be purchased is 131,683,805; (ii) the minimum price which may be paid for each share is 50 pence; (iii) the maximum price which may be paid for a share is an amount equal to the higher of (a) 105 per cent of the average of the closing price of the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such share is contracted to be purchased or (b) the higher of the price of the last independent trade and the highest current bid as stipulated by Article 5(1) of Commission Regulation (EC) 22 December 2003 implementing the Market Abuse Directive as regards exemptions for buyback programmes and stabilisation of financial instruments (No 2273/2003); and (iv) this authority shall expire at the conclusion of the Annual General Meeting of the Company to be held in 2016, or on 30 June 2016, whichever is the earlier, (except in relation to the purchase of shares the contract for which was concluded before the expiry of such authority and which might be executed wholly or partly after such expiry) unless such authority is renewed prior to such time. By Order of the Board	Issuer	Abstain	N/A	N/A
190964	INTUIT INC	INTU	461202103	1/22/2015	11/24/2014	1,183	1. To elect the nine directors nominated by the Board of Directors and named in the proxy statement to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified; 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2015; 3. To hold an advisory vote to approve executive compensation; 4. To approve the Amended and Restated Employee Stock Purchase Plan to increase the number of shares of Intuit’s common stock authorized for issuance by 3,000,000 shares; and 5. To consider any other matters that may properly be brought before the annual meeting and any postponement(s) or adjournment(s) thereof.	Issuer	Abstain	N/A	N/A
190964	INTUITIVE SURGICAL INC	ISRG	46120E602	4/23/2015	3/11/2015	152	1. The election of eight members to the Board of Directors to serve until the 2016 Annual Meeting of Stockholders (Proposal No. 1); 2. The advisory approval of the compensation of our named executive officers (Proposal No. 2); 3. The ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 3); and 4. The approval of the amendment and restatement of the 2010 Incentive Award Plan (Proposal No. 4).	Issuer	Abstain	N/A	N/A
561798	ITV PLC	ITV	3398649	5/14/2015	5/12/2015	3,402	Ordinary business Resolution 1 To receive and adopt the Annual Report and Accounts for the financial year ended 31 December 2014 and the reports of the directors and auditors thereon. Resolution 2 To receive and adopt the Annual Remuneration Report set out on pages 82 to 95 of the Annual Report and Accounts for the financial year ended 31 December 2014. Resolution 3 To declare a final dividend of 3.3p per ordinary share. Resolution 4 To declare a special dividend of 6.25p per ordinary share. Resolution 5 To elect Mary Harris as a non-executive director. Resolution 6 To re-elect Sir Peter Bazalgette as a non-executive director. Resolution 7 To re-elect Adam Crozier as an executive director. Resolution 8 To re-elect Roger Faxon as a non-executive director. Resolution 9 To re-elect Ian Griffiths as an executive director. Resolution 10 To re-elect Andy Haste as a non-executive director. Resolution 11 To re-elect Archie Norman as a non-executive director. Resolution 12 To re-elect John Ormerod as a non-executive director. Resolution 13 To reappoint KPMG LLP as auditors of the Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting at which accounts are laid before the Company. Resolution 14 To authorise the directors to determine the auditors’ remuneration. Special Business To consider and if thought fit pass the following Resolutions of which Resolutions 15 and 17 will be proposed as Ordinary Resolutions and Resolutions 16, 18 and 19 will be proposed as Special Resolutions. Resolutions 15 to 19 are standard resolutions proposed by most listed companies on an annual basis. Resolution 15 – Renewal of authority to allot shares That the directors be and are hereby generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 (the “2006 Act”) to exercise all the Company’s powers to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company (“Rights”): (a) up to an aggregate nominal amount of £134 million; and (b) in addition to and without prejudice to paragraph (a) above, comprising equity securities (within the meaning of section 560 of the 2006 Act) up to a nominal amount of £134 million in connection with an offer by way of rights issue: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; (ii) to holders of other equity securities as required by the rights of those securities or as the directors otherwise consider necessary or appropriate; and (iii) so that the directors may make such exclusions or other arrangements as they deem necessary or expedient in relation to fractional entitlements, legal or practical problems under the laws of, or the requirements of any relevant regulatory body or stock exchange in, any territory, or any matter whatsoever, on the following terms: (1) this authority expires (unless previously renewed, varied or revoked) on the date of the Company’s next Annual General Meeting or, if earlier, 14 August 2016; (2) the directors are entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted after such expiry and the directors shall be entitled to allot shares and grant Rights pursuant to any such offer or agreement as if this authority had not expired; and (3) the authority is in substitution for all existing unused authorities. Resolution 16 – Disapplication of pre-emption rights That the directors be and are hereby empowered pursuant to section 570 and section 573 of the 2006 Act to allot equity securities (within the meaning of section 560 of the 2006 Act) for cash, either pursuant to the authority conferred by Resolution 15 above or by way of a sale of treasury shares, as if section 561(1) of the 2006 Act did not apply to any such allotment on the following terms: (a) this power is limited to the allotment or sale of equity securities: (i) in connection with an offer of securities (but in the case of the authority granted under paragraph (b) of Resolution 15 by way of rights issue only) in favour of ordinary shareholders where the equity securities respectively attributable to the interests of the ordinary shareholders (other than the Company) are proportionate (as nearly as may be) to the respective numbers of ordinary shares held by them and holders of other equity securities as required by the rights of those securities or as the directors otherwise consider necessary or appropriate, subject to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to fractional entitlements, legal or practical problems under the laws of, or the requirements of any relevant regulatory body or stock exchange in, any territory, or any other matter; and (ii) otherwise than under paragraph (i), up to a total nominal value of £20.1 million; (b) this power expires (unless previously renewed, varied or revoked) on the date of the Company’s next Annual General Meeting or, if earlier, 14 August 2016; 3 23771-05 11 March 2015 3:04 PM Proof 8 (c) before this power expires, the directors may make offers or agreements which would or might require equity securities to be allotted after it expires and the directors are entitled to allot or sell equity securities pursuant to any such offer or agreement as if this power had not expired; and (d) this power is in substitution of all unexercised powers given for the purposes of section 570 of the 2006 Act. Resolution 17 – Political donations That in accordance with sections 366 and 367 of the 2006 Act, the Company and any company which is, or becomes, a subsidiary of the Company during the period to which this resolution relates, be and is hereby authorised to make political donations and incur political expenditure, as defined in sections 364 and 365 of the 2006 Act, not exceeding £100,000 in total from the date this resolution is passed to the conclusion of the next Annual General Meeting or, if earlier, 14 August 2016. Resolution 18 – Purchase of own shares That the Company is generally and unconditionally authorised to make market purchases (as defined in section 693(4) of the 2006 Act) of its own shares up to an aggregate number of 402.5 million ordinary shares (representing approximately 10% of the Company’s issued ordinary share capital) from the date this resolution is passed to the conclusion of the next Annual General Meeting or, if earlier, 14 August 2016 subject to the following conditions: (a) the minimum price per ordinary share, exclusive of any expenses payable, is 10 pence; (b) the maximum price per ordinary share, exclusive of expenses shall be the higher of: (i) 5% above the average of the middle market quotations as derived from the London Stock Exchange Daily Official List for an ordinary share over five business days before the purchase; and (ii) that stipulated by Article 5(1) of the Buy-back and Stabilisation Regulations 2003; and (c) the Company shall be entitled, before the expiry of this authority, to enter into any contract for the purchase of its own shares which might be executed and completed wholly or partly after such expiry and to make purchases of its own shares in pursuance of any such contact or contracts. Resolution 19 – Length of notice period for general meetings That in accordance with Article 43.1 of the Company’s Articles of Association, a general meeting other than an Annual General Meeting may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561798	JOHNSON MATTHEY PLC	JMAT	B70FPS6	7/22/2015	7/20/2015	186	http://www.matthey.com/documents/agm/2015/agm-circular-2015.pdf
561761	K+S AG-REG	SDF	B54C017	5/12/2015	5/6/2015	4,503	Page 14 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY (AktG), insofar as the issue of shares based on conversion rights, warrants or conversion obligations respectively is limited to up to 10 % of the Company’s share capital. The option to exclude the right to subscribe allows the Company to make rapid use of advantageous stock exchange situations and to place bond s on the market quickly and flexibly under attractive conditions. The stock markets have become significantly more volatile. Generating the most advantageous issue outcome therefore depends increasingly on the ability to react to market developments at short notice. Conditions that are advantageous and as close to the market as possible can generally only be obtained if the Company is not bound by these for an offer period that is too long. In the case of rights issues, a substantial safety margin is required in order to ensure the attractiveness of the terms and conditions and thus the chances of success throughout the entire offer period. Although Section 186 (2) of the German Stock Corporation Act (AktG) permits the publication of the subscription price ( and, in the case of warrant - linked and convertible bonds, of the bond terms and conditions) until the third to last day of the subscription period, a market risk nevertheless exists for several days, considering the volatility of stock markets, which leads to safety margins when defining bond terms and conditions and thus to terms and conditions that are not close to the market. Also, where the right to subscribe is granted, alternative placement with a third party becomes more difficult or may involve additional effort on account of the uncertainty as to whether the right will be exercised (subscription behaviour). Finally, when the right to subscribe is granted, the Company is unable to react to any change in market conditions at short notice because of the duration of the subscription period, which may lead to unfavourable capital procurement for the Company. The interests of the shareholders will be protected in the case of an exclusion of the right to subscribe in accordance with Section 186 (3) (4) of the German Stock Corporation Act (AktG), since bonds will not be issued significantly below market value. The market value must be determined in accordance with recognised actuarial principles. The expert opinion of an experienced investment bank or auditing firm will be obtained for this purpose. When determining the price, the Board of Executive Directors will take account of the respective situation on the capital markets and keep the discount from the market value as low as possible. The theoretical value of a right to subscribe will effectively head towards zero and consequently the shareholders cannot suffer a significant economic loss through the exclusion of the right to subscribe. The shareholders are also able to maintain their holding in the Company’s share capital under virtually identical conditions through an acquisition via the stock exchange. Their financial interests are thus afforded appropriate protection. The authorisation to exclude the right to subscribe pursuant to Section 186 (3) (4) of the German Stock Corporation Act (AktG) only applies to bonds with rights to shares representing a proportionate amount of the share capital amounting to no more than 10 % of the share capital as of the resolution adopted on 12 May 2015 or, if the amount of the share capital is lower at that time, on the date when the authorisation is exercised. Shares issued in another manner where the right to subscribe was excluded pursuant to or in accordance with Section 186 (3) (4) of the German Stock Corporation Ac t (AktG) will be charged against this maximum limit. Such charging Page 15 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY takes place in the interests of shareholders in the smallest possible dilution of their investment. Furthermore, the Board of Executive Directors shall be given the option, with the consent of the Supervisory Board, to exclude the shareholders ’ right to subscribe in order to grant the bearers or creditors of convertible and/or warrant - linked bonds or of convertible bonds provided with conversion obligations, a right to subscribe to the extent to which they would be entitled following the exercising of these rights or the fulfilment of the conversion obligations. This makes it possible to prevent the option or conversion price for the bearers of existing conversion rights or warrants from having to be reduced according to the warrant and conversion conditions or the Company having to provide other dilution protection in the event that the authorisation is exercised. The Board of Executive Directors shall also be authorised, with the consent of the Supervisory Board, to exempt fractional amounts from the right to subscribe. Such fractional amounts may result from the respective issue volume and the calculation of a workable subscription ratio. Excluding the right to subscribe makes it easier to implement the capital measure in such cases. The free fractions excluded from the shareholders’ right to subscribe are either sold via the stock exchange or are realised in another manner that provides most benefit for the Company. Finally, the Board of Executive Directors shall also be authorised, with the consent of the Supervisory Board, to exclude the shareholders ’ right to subscribe insofar as bonds are issued in return for non - cash considerations for the purpose of acquiring undertakings, interests in undertakings or parts of undertakings, provided the value of the non - cash consideration is adequate in relation to the value of the bonds. This makes it possible to use bonds as acquisition currency in appropriate cases, thereby acquiring interesting acquisition targets at short notice whilst preserving liquidity. This is particularly important for the Company, since it is exposed to international competition and it may be advantageous to resort to international partnerships and holdings for the development or marketing of products and services. The Board of Executive Directors will conduct a careful examination in each individual case as to whether it will make use of the authorisation to issue bonds with the exclusion of the right to subscribe. It will only do this, if such action is in the interest of the Company. The authorisation to exclude the right to subscribe according to No. 1 c) aa) to dd) is limited overall. It only applies to bonds with conversion rights or obligations or warrants on shares representing a proportionate amount of the share capital of up to 10 % of the share capital at the time when the resolution is adopted on 12 May 2015 or, if the amount of the share capital is lower at that time, on the date when the authorisation is exercised. Limiting the authorisation to exclude the right to subscribe, protects the interest of the shareholders in the lowest possible dilution of their investment. Page 16 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY 9. Resolution on the authorisation to acquire and use own shares with the option to exclude shareholders ’ right to subscribe The Annual General Meeting last authorised the Board of Executive Directors to acquire own shares on 11 May 2010. This authorisation expires on 10 May 2015. In order to be in a position to optimise the Company ’ s capital structure further, to return capital to the shareholders and further increase earnings per share in the shareholders ’ interests, the Board of Executive Directors and the Supervisory Board propose the following resolution: “ 1. The Board of Executive Directors is authorised until 11 May 2020 to acquire own shares in the Company representing up to 10 % of the Company ’ s share capital at the time of adopting the resolution. This authorisation may not be used for the purpose of trading in own shares; moreover, de fining the purpose of acquisition will be at the Board of Executive Directors’ discretion. Use can be made of this authorisation in full or partial amounts, on one or more occasions, in pursuit of one or more purposes, by the Company, its group companies or third parties on its or their own behalf within the limitations referred to above. The limiting provisions in Section 71 (2) of the German Stock Corporation Act (AktG) must be adhered to. Acquisition will be at the discretion of the Board of Executive Directors via the stock exchange (a)), by means of a public offer to buy addressed to all shareholders (b)) or by way of a public call to shareholders to submit offers for sale (c)). a) In the event of a purchase effected on a stock exchange, the purchase price per share paid by the Company (excluding acquisition costs) must not exceed or undercut the relevant stock exchange price by more than 10% ; the relevant stock exchange price will be the price of the Company ’ s share in the XETRA computerised trading system (or any functionally comparable successor system replacing it) at the Frankfurt Stock Exchange, determined by the opening auction on the day of purchase. b) In the event of a purchase by means of an offer to buy addressed to all shareholders, the purchase price offered per share (excluding acquisition costs) must not exceed or undercut the relevant stock exchange price by more than 10% ; the relevant stock exchange price will be the weighted average stock exchange price of the Company ’ s shares in the XETRA computer trading system (or any functionally comparable successor system replacing it) at the Frankfurt Stock Exchange during the last ten trading days prior to the publication of the offer to buy. The volume of the offer may be limited. If the overall subscription to this offer exceeds this volume, shares must be acquired on allocation basis. Provision may be made for preferential acceptance of small quantities of up to 100 shares offered for sale per shareholder. Page 17 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY c) In the event of a call to shareholders to submit offers for sale, the purchase price offered per share (excluding acquisition costs) must not exceed or undercut the relevant stock exchange price by more than 10% ; the relevant stock exchange price will be the weighted average stock exchange price of the Company’s shares in the XETRA computer trading system (or any functionally comparable successor system replacing it) at the Frankfurt Stock Exchange during the last ten trading days prior to the publication of the call to shareholders to submit offers for sale ( “ call ” ). The volume of the call may be limited. If the offers for sale exceed this volume, shares must be acquired on an allocation basis. Provision may be made for preferential acceptance of small quantities of up to 100 shares offered for sale per shareholder. Based on the aforementioned authorisation, own no - par value shares corresponding to no more than 10 % of all no - par value shares of the share capital may be acquired for the Company. The Company may not hold more than 10 % of the total number of no - par value shares of its share capital at any time, which is why no - par value shares that were previously acquired and are still held by the Company will be charged against the maximum number of no - par value shares that may be acquired. 2. Furthermore, the Board of Executive Directors is authorised, with the consent of the Supervisory Board, to sell shares in the Company, which are or were acquired based on authorisation pursuant to No. 1 above or authorisation previously granted by the Annual General Meeting pursuant to Section 71 (1) No. 8 of the German Stock Corporation Act (AktG), on the stock exchange or via a public offer addressed to all shareholders. In the following cases, shares may be disposed of by other means and thus with the exclusion of the shareholders ’ right to subscribe: a) Disposal of shares representing an aggregate proportion of share capital of up to a total of 10 % of the share capital against payment of a cash amount per share, which may not be substantially lower than the stock exchange price of Company shares of the same class and structure at the time of disposal. The relevant stock exchange price will be the closing price of the Company ’ s share in the XETRA computerised trading system (or any functionally comparable successor system replacing it) at the Frankfurt Stock Exchange on the day prior to disposal. b) Issue of shares as consideration for the purpose of acquiring undertakings, parts of undertakings or interests in undertakings; c) Servicing of convertible and warrant - linked bonds, which have been issued based on authorisation granted by the Annual General Meeting. The authorisation to exclude the right to subscribe according to a) to c) applies on the whole to shares representing a proportionate amount of the share capital of up to 10 % of the share capital when the resolution is adopted on 12 May Page 18 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY 2015 or, if the amount of the share capital is lower at that time, on the date when the authorisation is exercised. If use is made of other authorisations to issue or sell Company shares or to issue rights, which enable or obligate the acquisition of Company shares, during the term of this authorisation to acquire own shares, thus excluding the right to subscribe, the total number of shares issued or sol d where the right to subscribe is excluded must not exceed 10 % of the share capital. 3. Finally, the Board of Executive Directors is authorised, with the consent of the Supervisory Board, to withdraw shares in the Company from circulation, which are or were acquired based on authorisation according to No. 1 above or authorisation previously granted by the Annual General Meeting pursuant to Section 71 (1) No. 8 of the German Stock Corporation Act (AktG), without the Annual General Meeting having to pass a further resolution on such withdrawal. Shares must be withdrawn from circulation in accordance with Section 237 (3) No. 3 of the German Stock Corporation Act (AktG) without a capital reduction in such a way that withdrawal results in an increase in the pro portion of remaining no - par value shares in the share capital pursuant to Section 8 (3) of the German Stock Corporation Act (AktG). The Board of Executive Directors will be authorised pursuant to Section 237 (3) No. 3 clause 2 to adjust the number of share s indicated in the Articles of Association. 4. Authorisations to acquire, dispose of and withdraw own shares from circulation may be exercised in each case in full or in part, in the latter case also on several occasions. ” Report of the Board of Executive Directors on item 9 of the Agenda pursuant to Section 71 (1) No. 8 in conjunction with Section 186 (3) (4) , 186 (4) (2) of the German Stock Corporation Act (AktG) Agenda item 9 includes the proposal to authorise the Company pursuant to Section 71 (1) No . 8 of the German Stock Corporation Act (AktG) to acquire own shares representing up to 10 % of the share capital before 11 May 2020. The proposed authorisation will enable the Company to continue using the instrument of acquiring own shares, after the current authorisation expires on 10 May 2015, in order to reap the benefits associated with the acquisition of own shares in the interests of the Company and its shareholders. This authorisation exists within the legal limits of Section 71 (2) of the German S tock Corporation Act (AktG). In addition to acquisition via the stock exchange, the Company shall also have the option to acquire own shares through a public offer to buy (tendering procedure) or a call to shareholders to submit offers for sale. With these alternatives, each shareholder who is willing to sell can decide how many shares and, if a price range is set, at what price he wants to offer these shares. If the quantity offered at the set price exceeds the number of shares requested, the offers for s ale must be accepted on the basis of allocations. The option should exist here to provide for preferential acceptance of small offers or of small parts of offers of up to a maximum of 100 shares. The purpose of this option is to avoid fractional amounts du ring the Page 19 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY determination of allocations and small residual holdings and thereby facilitate technical implementation. The proposed authorisation also allows the Board of Executive Directors, with the consent of the Supervisory Board, to dispose of acquired own shares in a different manner than on a stock exchange or through an offer to all shareholders, if acquired own shares are sold at a price, which is not substantially lower than the stock exchange price of the Company's shares at the time of the disposal . The option provided by the authorisation to exclude the right to subscribe in corresponding application of Section 186 (3) (4) of the German Stock Corporation Act (AktG) serves the interest of the Company in selling own shares to long - term oriented investors, for example, or to secure new groups of shareholders both at home and abroad. The option to exclude the right to subscribe places the management in a position to take advantage of opportunities for rapid and cost - effective placement offered by the respective stock market without offering a right to subscribe that involves significant efforts in terms of time and cost. Based on the proposed authorisation resolution, the acquisition of own shares will also enable the Company to act flexibly and cost - effectively when acquiring undertakings in the context of its intended acquisition policy, in order, for example, to use own shares in certain cases as a consideration when purchasing undertakings. Moreover, it will also enable the Company to use shares for servicing convertible and warrant - linked bonds. It may be advisable to use own shares in full or in part instead of new shares from a capital increase to fulfil conversion rights or warrants. Using own shares rules out any dilution of shareholders interests that would occur if , conditional capital were used. When deciding whether to provide own shares or to utilise conditional capital, the Board of Executive Directors will carefully balance the interests of the Company and of the shareholders. The financial and voting right interests of shareholders are protected appropriately during a disposal of own shares to a third party when the shareholders ’ right to subscribe is excluded based on the provision in Section 71 (1) No. 8 of the German Stock Corporation Act (AktG). If they are to be disposed of in a manner other than on the stock exchange or through an offer to all shareholders, acquired own shares may only be disposed of at a price, which is not substantially lower than the relevant stock exchange price of the Company’s shares at the time of disposal (cf. No. 2 a) of the authorisation). The authorisation to exclude the right to subscribe is limited to a maximum of 10 % of the Company’s share capital. Shares will be charged against the maximum limit of 10 % of the share capital, which have been issued during this authorisation period in connection with a capital increase using authorised capital or conditional capital where the shareholders ’ right to subscribe is excluded. Such charging takes place in the interests of shareholders in the smallest possible dilution of their investment. Page 20 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY II. Further information and instructions regarding the Annual General Meeting 1. Preconditions for attendance at the Annual General Meeting and the exercise of voting right s Only those shareholders of the Company, who register with the Company by no later than midnight on Tuesday 5 May 2015, and are entered in the share register for the registered shares, will be entitled to attend the Annual General Meeting and to exercise their voting rights in person or by proxy. In accordance with a procedure determined by the Company, shareholders may also register online at www.k - plus - s.com/ agm . Shareholders who would like to register online will require their shareholder number and related access password in order to do so. Shareholders who are already registered to have the invitation to the Annual General Meeting sent to them electronically must use the access password they chose when registering. All other shareholders who are entered in the share register will receive their shareholder number and a related password together with the invitation letter to the Annual General Meeting by mail . Registrations may also be sent to the following address: K+S Aktiengesellschaft c/o Computer share Operations Center 80249 Munich, Germany Fax: +49 89 30903 - 74675 E - mail: anmeldestelle@computershare.de A form that can be used for this purpose will be sent to shareholders, who are entered in the share register, together with the invitation letter to the Annual General Meeting by mail . You will find more detailed instructions regarding the registration process in the information on the registration form or on the website www.k - plus - s.com/ agm . Shareholders may request an admission ticket to the Annual General Meeting when registering. Shareholders who use the K+S shareholder portal for registration have the option to print their admission ticket directly. Unlike registration for the Annual General Meeting, an admission ticket is not a precondition f or attendance, but merely serves to facilitate the procedure at the admission control points for access to the Annual General Meeting. If a bank is entered in the share register, it may exercise the voting rights for shares that do not belong to it only on the basis of a power of attorney from the respective shareholder. The same applies to shareholders’ associations and other equivalent persons pursuant to Section 135 (8) of the German Stock Corporation Act (AktG). The shareholdings entered in the share register at midnight on 6 May 2015 will be decisive in terms of exercising attendance and voting rights. Shares will not be blocked as a result of registration for the Annual General Meeting; shareholders can therefore continue to dispose of their shares freely after completing their registration. Page 21 | 24 COURTESY TRANSLATION OF THE LEGALLY BINDING INVITATION TO AND AGENDA OF THE ANNUAL GENERAL MEETING IN GERMAN LANGUAGE – FOR INFORMATION PURPOSES ONLY Applications for transfers in the share register, reaching the Company after midnight on 6 May 2015 ( “ technical record date ” ) and before the end of the Annual General Meeting on 12 May 2015, will only be implemented in the Company ’ s share register with effect from after the Annual General Meeting on 12 May 2015. Holders of American Depositary Receipts (ADRs) will please direct any questions they may have to the Bank of New York Mellon, New York, Tel.: +1 888 269 - 2 377, or to their bank or broker. 2. Postal voting procedure Shareholders can cast their votes, even without attending the Annual General Meeting, in writing or electronically (postal voting). Only those registered shareholders who have been registered for the Annual General Meeting by midnight on 5 May 2015 at the latest will be entitled, personally or by proxy, to exercise their voting rights using the postal voting procedure. Votes can be cast at www.k - plus - s.com/agm in accordance with the procedure defined by the Company. With regard to electronic voting, shareholders who are already registered to receive documents for the Annual General Meeting electronically should use their shareholder number and the access password they have chosen. All other shareholders entered in the share register will, as stated above, have their access data together with the invitation letter sent to them by mail . Votes can also be sent to the following address: K+S Aktiengesellschaft c/o Computershare Operations Center 802 49 Munich, Germany Fax: +49 89 30903 - 74675 E - mail: anmeldestelle@computershare.de A form, which may be used when casting a postal vote, is enclosed with the invitation letter. Postal votes must reach the Company by no later than 6: 00 p. m. on 11 May 2015. If individual voting is held on an Agenda item, a vote cast for the respective Agenda item will apply to each individual sub - item. Postal votes cast in time online can be subsequently changed there before 6: 00 p. m. on 11 May 2015. We would like to point out that postal votes cast online can only be changed using the online system and can only be revoked there or by attending the Annual General Meeting in person and issuing a declaration in text form. Authorised banks as well as equivalent associations and persons pursuant to Section 135 (8) and (10) of the German Stock Corporation Act (AktG) may also use the postal voting procedure. The Company will, at their request, make an electronic voting channel or the corresponding forms available	Issuer	Abstain	N/A	N/A
190964	KEURIG GREEN MOUNTAIN INC	GMCR	49271M100	1/29/2015	12/1/2014	671	1. To elect Brian P. Kelley, José Octavio Reyes Lagunes and Robert A. Steele as Class I Directors for a three-year term to expire in 2018; 2. To approve, on an advisory basis, the executive compensation of our Named Executive Officers as disclosed in these materials; 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2015; and 4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561798	KINGFISHER PLC	KGF	3319521	6/9/2015	6/5/2015	2,152	NOTICE is hereby given that the Annual General Meeting (the ‘AGM’) of Kingfisher plc (the ‘Company’) will be held at Park Plaza Victoria London, 239 Vauxhall Bridge Road, London SW1V 1EQ on 9 June 2015 at 11.00am to transact the following business. Resolutions 1 to 16 will be proposed as ordinary resolutions and resolutions 17 to 19 will be proposed as special resolutions. Voting on all resolutions will be by way of a poll. Resolution 1 THAT the audited accounts for the year ended 31 January 2015 together with the directors’ and auditor’s report thereon be received. Resolution 2 THAT the Directors’ Remuneration Report set out on pages 46 to 75 of the Annual Report and Accounts for the year ended 31 January 2015 be received and approved. Resolution 3 THAT a final dividend of 6.85 pence per ordinary share be declared for payment on 15 June 2015 to those shareholders on the register at the close of business on 15 May 2015. Resolution 4 THAT Daniel Bernard be re-appointed as a director of the Company. Resolution 5 THAT Andrew Bonfield be re-appointed as a director of the Company. Resolution 6 THAT Pascal Cagni be re-appointed as a director of the Company. Resolution 7 THAT Clare Chapman be re-appointed as a director of the Company. Resolution 8 THAT Anders Dahlvig be re-appointed as a director of the Company. Resolution 9 THAT Janis Kong be re-appointed as a director of the Company. Resolution 10 THAT Véronique Laury be appointed as a director of the Company. Resolution 11 THAT Mark Seligman be re-appointed as a director of the Company. Resolution 12 THAT Karen Witts be re-appointed as a director of the Company. Resolution 13 THAT Deloitte LLP be re-appointed as auditor of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. Resolution 14 THAT the Audit Committee of the Board be authorised to determine the remuneration of the auditor. Resolution 15 THAT in accordance with section 366 of the Companies Act 2006, the Company and its subsidiaries are hereby authorised, at any time during the period for which this resolution has effect, to: i) make political donations to political parties, political organisations other than political parties and/or independent election candidates not exceeding £75,000 in total; and ii) incur political expenditure not exceeding £75,000 in total, provided that the aggregate amount of any such donations and expenditure shall not exceed £75,000 during the period from the date of this resolution until the conclusion of the next AGM of the Company or, if earlier, until the close of business on 1 August 2016. For the purpose of this resolution, the terms ‘political donations’, ‘political parties’, ‘independent election candidates’, ‘political organisations’ and ‘political expenditure’ have the meanings set out in sections 363 to 365 of the Companies Act 2006. Resolution 16 THAT the directors be generally and unconditionally authorised, pursuant to section 551 of the Companies Act 2006, to allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company: i) up to an aggregate nominal amount of £122,526,910; and ii) comprising equity securities (as defined in section 560(1) of the Companies Act 2006) up to an aggregate nominal amount of £245,053,820 (including within such limit any shares issued or rights granted under paragraph i) above) in connection with an offer by way of a rights issue: a) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and b) to holders of other equity securities as required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities, and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter. Such authority shall apply (unless previously renewed, varied or revoked by the Company in general meeting) until the conclusion of the next AGM of the Company (or if earlier, until the close of business on 1 August 2016), but in each case, so that the Company may make offers or enter into any agreements during this period which would or might require relevant securities to be allotted or rights to subscribe for or convert any security shares into shares to be granted after expiry of this authority and the directors may allot relevant securities and grant such rights in pursuance of that offer or agreement as if this authority had not expired. Resolution 17 THAT, subject to the passing of resolution 16, the directors be and are hereby generally and unconditionally empowered pursuant to section 570 of the Companies Act 2006 to allot equity securities (as defined in section 560(2) of the Companies Act 2006) for cash under the authority given by that resolution and/or where the allotment is treated as an allotment of equity securities under section 560(3) of the Companies Act 2006, as if section 561 of the Companies Act 2006 did not apply to such allotment, provided that this power shall be limited: i) in the case of the authority granted under paragraph i) of resolution 16, to the allotment (otherwise than under paragraph i) above) of equity securities up to a nominal value of £18,379,036; ii) to the allotment of equity securities in connection with an offer of equity securities (but in case of the authority granted under paragraph ii) of resolution 16, by way of a rights issue only): a) to ordinary shareholders in proportion (as nearly as may be practicable) to their respective existing holdings; and b) to holders of other equity securities, as required by the rights of those securities or, as the directors otherwise consider necessary, 4 Notice of AGM 2015 and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter. Such authorities shall apply until the conclusion of the next AGM (or if earlier, the close of business on 1 August 2016) but in each case, so that the Company may make offers or enter into any agreements during the period which would or might require equity securities to be allotted after the expiry of this authority and the directors may allot equity securities in pursuance of that offer or agreement as if this authority had not expired. Resolution 18 THAT the Company be generally and unconditionally authorised to make market purchases (within the meaning of section 693(4) of the Companies Act 2006) of its ordinary shares of 15 5∕7 pence each in the capital of the Company provided that: i) the maximum number of ordinary shares that may be purchased under this authority is 233,915,010, being just under 10% of the Company’s issued share capital as at 17 April 2015; ii) the minimum price (exclusive of all expenses) which may be paid for an ordinary share is 15 5∕7 pence; iii) the maximum price (exclusive of all expenses) which may be paid for each ordinary share is the higher of: a) the amount equal to 105% of the average of the middle market quotations of an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and b) the amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as stipulated by Article 5(1) of the Buy Back and Stabilisation Regulations 2003 (in each case exclusive of all expenses); iv) this authority shall expire at the conclusion of the next AGM (or, if earlier, the close of business on 1 August 2016); and v) a contract to purchase ordinary shares under this authority may be made prior to the expiry of this authority, and concluded in whole or in part after the expiry of this authority. Resolution 19 THAT a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice. By order of the Bo	Issuer	Abstain	N/A	N/A
190964	KLA-TENCOR CORP	KLAC	482480100	11/5/2014	9/16/2014	683	1. To elect the eight candidates nominated by our Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected. 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015. 3. Advisory approval of our executive compensation. 4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.	Issuer	Abstain	N/A	N/A
190964	KRAFT FOODS GROUP INC	KRFT	50076Q106	5/5/2015	3/3/2015	2,441	(1) To elect all director nominees named in the Proxy Statement to one-year terms expiring in 2016; (2) To hold an advisory vote to approve executive compensation; (3) To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2015; (4) To vote on four shareholder proposals, if properly presented at the meeting; and (5) To transact any other business properly presented at the meeting.	Issuer	Abstain	N/A	N/A
190964	LAM RESEARCH CORP	LRCX	512807108	11/6/2014	9/8/2014	658	1. Election of 11 directors to serve for the ensuing year, and until their respective successors are elected and qualified 2. Advisory vote on the compensation of our named executive officers (“Say on Pay”) 3. Ratification of the appointment of independent registered public accounting firm for fiscal year 2015 4. Transact such other business that may properly come before the annual meeting (including any adjournment or postponement thereof)	Issuer	Abstain	N/A	N/A
561798	LAND SECURITIES GROUP PLC	LAND	3180943	7/23/2015	7/21/2015	714	1. 2015 Annual Report To receive the Company’s accounts, together with the Report of the Directors and the Auditor’s Report on those accounts, for the financial year ended 31 March 2015 (the 2015 Annual Report ). 2. Directors’ Remuneration – Policy Report To approve the Directors’ Remuneration – Policy Report (effective from the date of approval) set out on pages 61 to 67 of the 2015 Annual Report. 3. Directors’ Remuneration – Annual Report on Remuneration To approve the Directors’ Remuneration – Annual Report on Remuneration set out on pages 68 to 78 of the 2015 Annual Report. 4. Final dividend To declare a final dividend of 8.15 pence per ordinary share for the financial year ended 31 March 2015. Re-election of Directors 5. To re-elect Dame Alison Carnwath as a Director of the Company. 6. To re-elect Robert Noel as a Director of the Company. 7. To re-elect Martin Greenslade as a Director of the Company. 8. To re-elect Kevin O’Byrne as a Director of the Company. 9. To re-elect Simon Palley as a Director of the Company. 10. To re-elect Christopher Bartram as a Director of the Company. 11. To re-elect Stacey Rauch as a Director of the Company. 12. To re-elect Cressida Hogg CBE as a Director of the Company. 13. To re-elect Edward Bonham Carter as a Director of the Company. LandSec NOM 2015.indd 4 10/06/2015 09:43 5 14. Adoption of Land Securities 2015 Long-Term Incentive Plan To authorise the Directors to: (i) adopt the Land Securities 2015 Long-Term Incentive Plan on the terms of the rules produced to the Meeting and initialled by the Chairman for the purposes of identification and summarised in Part II of this Notice (the LT I P ); and (ii) establish further plans based on the LTIP but modified to take account of local tax, exchange control or securities laws in overseas territories, provided that any shares made available under such further plans are treated as counting against any limits on individual or overall participation in the LTIP. 15. Re-appointment of auditor To re-appoint Ernst & Young LLP as auditor of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. 16. Remuneration of auditor To authorise the Directors to determine the remuneration of the auditor. 17. Authority to make political donations In accordance with sections 366 and 367 of the Companies Act 2006 (the 2006 Act ), to authorise the Company and any company which is or becomes its subsidiary at any time during the period for which this Resolution has effect to: (i) make political donations to political parties, other political organisations and/or independent election candidates; and (ii) incur other political expenditure, providing such expenditure does not exceed £50,000 in aggregate for paragraphs (i) and (ii) above. This authority shall expire after the conclusion of the Company’s next Annual General Meeting. Any terms used in this Resolution which are defined in Part 14 of the 2006 Act shall have the same meaning as is given to those terms in Part 14 of the 2006 Act. 18. Authority to allot securities To authorise the Directors generally and unconditionally to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company: (i) up to an aggregate nominal amount of £26,351,468; and (ii) in so far as such shares comprise equity securities (as defined in section 560 of the 2006 Act) up to a further nominal amount of £26,351,468 in connection with an offer by way of a rights issue: (a) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (b) to holders of other equity securities as required by the rights of those securities or as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter. This authority shall expire at the earlier of the conclusion of the next Annual General Meeting of the Company or 15 months from the date this Resolution is passed (unless previously renewed, varied or revoked by the Company in general meeting), provided that the Company may make LandSec NOM 2015.indd 5 10/06/2015 09:43 6 offers and enter into agreements before this authority expires which would, or might, require equity securities to be allotted or subscription or conversion rights to be granted after the authority ends and the Directors may allot equity securities or grant rights to subscribe for or convert securities into ordinary shares under any such offer or agreement as if the authority had not expired. 19. Disapplication of pre-emption rights Subject to Resolution 18 being passed, to authorise the Directors to allot equity securities (as defined in the 2006 Act) for cash under the authority given by Resolution 18 and/or to sell treasury shares, as if section 561 of the 2006 Act ( Existing shareholders’ rights of pre-emption ) did not apply to any such allotment or sale, provided that this authorisation shall be limited to: (i) the allotment of equity securities and sale of treasury shares for cash in connection with an offer or issue of, or invitation to apply for, equity securities made to (but in the case of the authority granted under paragraph (ii) of Resolution 18, by way of a rights issue only): (a) ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (b) holders of other equity securities, as required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (ii) in the case of the authority granted under paragraph (i) of Resolution 18 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (i) of this Resolution) of equity securities or sale of treasury shares up to a nominal amount of £4,005,196. This authority shall expire at the earlier of the conclusion of the next Annual General Meeting of the Company or 15 months from the date this Resolution is passed, provided that the Company may make offers and enter into agreements before this authority expires which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the authorisation expires and the Directors may allot equity securities (and sell treasury shares) under any such offer or agreement as if the authority had not expired. LandSec NOM 2015.indd 6 10/06/2015 09:43 7 20. Authority to purchase own shares To authorise the Company generally and unconditionally to make market purchases (as defined in section 693(4) of the 2006 Act) of its ordinary shares on such terms as the Directors think fit, provided that: (i) the maximum number of ordinary shares that may be acquired is 79,054,404 being 10% of the Company’s issued ordinary share capital (excluding treasury shares) as at 3 June 2015; (ii) the minimum price (exclusive of expenses) which may be paid for an ordinary share is 10 pence; and (iii) the maximum price (exclusive of expenses) which may be paid for each ordinary share is the higher of: (a) 105% of the average of the middle market quotations of an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (b) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venues where the purchase is carried out. This authority shall expire at the earlier of the conclusion of the next Annual General Meeting of the Company or 15 months from the date this Resolution is passed, provided that the Company shall be entitled, at any time prior to the expiry of this authority, to make a contract of purchase which would or might be executed wholly or partly after the expiry of this authority and to purchase ordinary shares in accordance with such contract as if the authority had not expired.	Issuer	Abstain	N/A	N/A
561761	LANXESS AG	LXS	B05M8B7	5/13/2015	5/6/2015	2,221	Agenda 1. Submission of the approved annual financial statement and the adopted consolidated financial statement for the year ended 31 December 2014 with the consolidated management report for LANXESS Aktiengesellschaft and the group of companies, to include the notes to the information pursuant to Sections 289 (4) and (5) as well as Section 315 (4) of the German Commercial Code (HGB), as well as the presentation of the report of the Supervisory Board for the fiscal year 2014 2. Adoption of a resolution regarding the appropriation of the balance sheet profits 3. Adoption of a resolution on the ratification of the actions of the members of the Board of Management 4. Adoption of a resolution on the ratification of the actions of the members of the Supervisory Board 5. Appointment of the auditor 6. Appointment of the Supervisory Board 7. Adoption of a resolution regarding the cancelation of authorized capital II and creation of new authorized capital II (with the option of excluding subscription rights) as well as the corresponding amendment of Section 4 (capital stock) (3) of the Articles of Association 8. Cancellation of the previous authorization to issue convertible bonds and/or warrant bonds, profit participation rights and/or income bonds (or a combination of these instruments) as well as the conditional capital; creation of a new authorization to issue convertible bonds and/or warrant bonds, profit participation rights and/or income bonds or a combination of these instruments, also under exclusion of the subscription right, creation of a new conditional capital as well as the corresponding amendments to Section 4 (capital stock) (4) of the Articles of Association. II. Report of the Board of Management III. Additional information regarding the convening Cologne, March 2015 LANXESS Aktiengesellschaft The Board of Management	Issuer	Abstain	N/A	N/A
561798	LEGAL & GENERAL GROUP PLC	LGEN	0560399	5/21/2015	5/19/2015	5,396	Resolution 1 – Report and Accounts That the audited report and accounts of the Company for the year ended 31 December 2014 together with the Directors’ Report, Strategic Report and the Auditor’s Report on those accounts be received and adopted. Resolution 2 – Final Dividend That a final dividend of 8.35p per ordinary share in respect of the year ended 31 December 2014 be declared and be paid on 4 June 2015 to shareholders on the register of members at the close of business on 24 April 2015. Resolution 3 – Election of Director That Olaf Swantee be elected as a director. Resolution 4 – Election of Director That Richard Meddings be elected as a director. Resolution 5 – Election of Director That Carolyn Bradley be elected as a director. Resolution 6 – Re-Election of Director That Lizabeth Zlatkus be re-elected as a director. Resolution 7 – Re-Election of Director That Mark Zinkula be re-elected as a director. Resolution 8 – Re-Election of Director That Stuart Popham be re-elected as a director. Resolution 9 – Re-Election of Director That Julia Wilson be re-elected as a director. Resolution 10 – Re-Election of Director That Mark Gregory be re-elected as a director. Resolution 11 – Re-Election of Director That Rudy Markham be re-elected as a director. Resolution 12 – Re-Election of Director That John Stewart be re-elected as a director. Resolution 13 – Re-Election of Director That Nigel Wilson be re-elected as a director. Resolution 14 – Re-Appointment of Auditor That PricewaterhouseCoopers LLP be re-appointed as Auditor of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid. Resolution 15 – Auditor’s Remuneration That the directors be authorised to determine the Auditor’s remuneration. Resolution 16 – Directors’ Report on Remuneration That the Directors’ Report on Remuneration (excluding the Directors’ Remuneration Policy set out on pages 78 to 83) for the year ended 31 December 2014, as set out in the Company’s 2014 Annual Report and Accounts be approved. Resolution 17 – Renewal of Directors’ Authority To Allot Shares: That: a) the directors of the Company be generally and unconditionally authorised, in accordance with Section 551 of the Companies Act 2006 (the ‘Act’), to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for, or convert any security into, shares in the Company up to an aggregate nominal amount of £49,520,325 being not more than one third of the issued ordinary share capital at 27 March 2015 (the last practicable date prior to the publication of this Notice); 2014 REVIEW OF THE YEAR AND NOTICE OF 2015 ANNUAL GENERAL MEETING 2014 REVIEW OF THE YEAR AND NOTICE OF 2015 ANNUAL GENERAL MEETING | NOTICE OF ANNUAL GENERAL MEETING Notice of annual general meeting 9 b) this authority shall expire at the conclusion of the Company’s next AGM or if earlier, at the close of business on 30 June 2016, except that the Company may, before this authority expires, make an offer or agreement which would or might require shares to be allotted or rights to be granted after it expires and the directors of the Company may allot shares or grant rights in pursuance of such offer or agreement as if this authority had not expired; and c) previous unutilised authorities under Section 551 of the Act shall cease to have effect (save to the extent that the same are exercisable pursuant to Section 551(7) of the Act by reason of any offer or agreement made prior to the date of this resolution which would or might require shares to be allotted or rights to be granted on or after that date). Resolution 18 – Political Donations That, in accordance with Sections 366 and 367 of the Act, the Company, and all companies that are subsidiaries of the Company at any time during the period for which this resolution has effect, be and are hereby authorised, in aggregate, to: i. make political donations to political parties and/or independent election candidates, not exceeding £100,000 in total; ii. make donations to political organisations other than political parties not exceeding £100,000 in total; and iii. incur political expenditure, not exceeding £100,000 in total; provided that the aggregate amount of any such donations and expenditure shall not exceed £100,000 during the period commencing on the date of the passing of this resolution and ending at the conclusion of the Company’s next AGM or if earlier, at the close of business on 30 June 2016. For the purposes of this resolution the terms ‘political donations’, ‘independent election candidates’, ‘political organisations’, ‘political expenditure’ and ‘political parties’ have the meanings set out in Sections 363 to 365 of the Act. Resolution 19 – Disapplication of Pre-Emption Rights That the directors be given power (subject to the passing of resolution 17) to allot equity securities (as defined in Section 560 of the Act) for cash pursuant to the authority conferred by resolution 17, and/or to sell ordinary shares held by the Company as treasury shares for cash, in either case as if Section 561 of the Act did not apply to any such allotment or sale, provided that this power shall be limited: a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer or issue of equity securities to or in favour of: i. holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and ii. holders of other equity securities if this is required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities; and so that the directors, in each case, may make such exclusions or other arrangements as they consider expedient in relation to fractional entitlements, treasury shares, record dates, shares represented by depositary receipts, legal or practical problems arising under the laws of any territory or the requirements of any relevant regulatory body or any stock exchange or any other matter; and b) to the allotment of equity securities pursuant to the authority granted under resolution 17 and/or to the sale of treasury shares for cash (in each case otherwise than under paragraph (a) above) up to a maximum nominal amount of £7,428,049, being 5% of the issued share capital of the Company at 27 March 2015 (the last practicable date prior to the publication of this Notice). This authority shall expire at the conclusion of the Company’s next AGM or if earlier, at the close of business on 30 June 2016, except that the Company may, before this power expires, make an offer or agreement which would or might require equity securities to be allotted (and/or for treasury shares to be sold) after it expires and the directors of the Company may allot equity securities (and/or sell treasury shares) in pursuance of such offer or agreement as if the power conferred hereby had not expired; and all previous unutilised authorities under Sections 570 and 573 of the Act shall cease to have effect (save to the extent that the same are exercisable by reason of any offer or agreement made prior to the date of this resolution which would or might require shares to be allotted or rights to be granted on or after that date). 2014 REVIEW OF THE YEAR AND NOTICE OF 2015 ANNUAL GENERAL MEETING NOTICE OF ANNUAL GENERAL MEETING 10 Resolution 21 – Notice of General Meetings That a general meeting of the Company other than an Annual General Meeting of the Company may be called on not less than 14 clear days’ notice. By order of the Board G J Timms Company Secretary 1 April 2015 Registered Office: Legal & General Group plc One Coleman Street London EC2R 5AA Registered in England and Wales, No. 01417162 Resolution 20 – Purchase of Own Shares That in accordance with the Act, the Company is generally and unconditionally authorised to make market purchases (within the meaning of Section 693(4) of the Act) of ordinary shares of 2.5p each in the capital of the Company on such terms and in such manner as the directors think fit, provided that: i. the maximum number of ordinary shares that may be purchased is 594,243,900, being 10% of the issued share capital as at 27 March 2015; ii. the minimum price which may be paid for each ordinary share is 2.5p (exclusive of all expenses); iii. the maximum price which may be paid for each ordinary share is the higher of the amount equal to: (a) 105% of the average of the middle market quotations or market values for an ordinary share as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is purchased; and (b) the amount stipulated by Article 5(1) of the Buy-back and Stabilisation Regulation 2003 (in each case exclusive of expenses); and iv. this authority shall (unless renewed, revoked or varied) expire at the conclusion of the next AGM, or at the close of business on 30 June 2016, whichever is the earlier, except in relation to the purchase of ordinary shares, the contract for which was concluded before such date and which is executed wholly or partly after such date. All existing authorities for the Company to make market purchases of ordinary shares are revoked, except in relation to the purchase of shares under a contract concluded before the date of this resolution and which has not yet been executed.	Issuer	Abstain	N/A	N/A
190964	LIBERTY GLOBAL PLC-A	LBTYA	G5480U104	6/25/2015	4/30/2015	1,041	1. To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 2. To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 3. To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 4. To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 5. To approve on an advisory basis the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2014, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies). 6. To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2015. 7. To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global). 8. To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.	Issuer	Abstain	N/A	N/A
190964	LIBERTY GLOBAL PLC-SERIES C	LBTYK	G5480U120	6/25/2015	4/30/2015	2,667	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 2. To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 3. To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 4. To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018. 5. To approve on an advisory basis the annual report on the implementation of the directors’ compensation policy for the year ended December 31, 2014, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies). 6. To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2015. 7. To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global). 8. To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.	Issuer	Abstain	N/A	N/A
190964	LIBERTY INTERACTIVE CORP Q-A	QVCA	53071M104	6/2/2015	4/7/2015	1,855	The purpose of the Audit Committee is to provide assistance to the Board in fulfilling the Board’s responsibilities to the Corporation and its shareholders relating to the accounting and financial reporting process and the audit of the Corporation’s financial statements. To that end, the Audit Committee will oversee management’s processes and activities relating to: ● maintaining the reliability and integrity of the Corporation’s accounting policies, financial reporting practices and financial statements; ● the independent auditor’s qualifications and independence; ● the performance of the Corporation’s internal audit function and independent auditor; and ● confirming compliance with U.S. Federal laws and regulations, and the requirements of any stock exchange or quotation system on which the Corporation’s securities may be listed. The Audit Committee will prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Corporation’s annual proxy statement.	Issuer	Abstain	N/A	N/A
190964	LIBERTY MEDIA CORP - A	LMCA	531229102	6/2/2015	4/7/2015	434	1.A proposal (which we refer to as the election of directors proposal) to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to serve as Class II members of our board until the 2018 annual meeting of stockholders or their earlier resignation or removal; 2.A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015; and 3.A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading "Executive Compensation."	Issuer	Abstain	N/A	N/A
190964	LIBERTY MEDIA CORP - C	LMCK	531229300	6/2/2015	4/7/2015	947	1.A proposal (which we refer to as the election of directors proposal) to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to serve as Class II members of our board until the 2018 annual meeting of stockholders or their earlier resignation or removal; 2.A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2015; and 3.A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading "Executive Compensation."	Issuer	Abstain	N/A	N/A
190964	LIBERTY VENTURES - SER A	LVNTA	53071M880	6/2/2015	4/7/2015	558	Each director nominee who receives a plurality of the affirmative votes of the outstanding shares of our common stock that are entitled to vote at the annual meeting and are voted in person or by proxy, voting together as a single class, will be elected to office. Approval of the auditor’s ratification proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class. Approval of each of the group name change proposal and the amendment proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the shares of our common stock, outstanding on the record date and entitled to vote at the annual meeting, voting together as a single class.	Issuer	Abstain	N/A	N/A
561761	LINDE AG	LIN	5740817	5/12/2015	5/5/2015	4,218	Agenda to the Annual General Meeting. Presentation of the adopted annual financial statements of Linde Aktiengesellschaft and the approved consolidated financial statements for the year ended 31 December 2014, the combined management report for Linde Aktiengesellschaft and the Group including the explanatory report on the information pursuant to section 289 para. 4 and section 315 para. 4 German Commercial Code as well as the Report of the Supervisory Board. Resolution on the appropriation of the balance sheet profit (dividend payment). Resolution on the discharge of the actions of the Executive Board members. Resolution on the discharge of the actions of the Supervisory Board members. Resolution on the appointment of public auditors. Resolution on the cancellation of the Conditional Capital 2007 pursuant to section 3.9 of the Articles of Association and corresponding amendment of the Articles of Association	Issuer	Abstain	N/A	N/A
190964	LINEAR TECHNOLOGY CORP	LLTC	535678106	11/5/2014	9/8/2014	990	1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected. 2. To hold an advisory vote on executive compensation. 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 28, 2015. 4. To reapprove the Company’s Executive Bonus Plan, such that cash bonuses paid by the Company to senior executives qualify as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. 5. To vote on a “Non-Binding Stockholder Proposal Regarding Director Election Majority Vote Standard.” 6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.	Issuer	Abstain	N/A	N/A
561798	LLOYDS BANKING GROUP PLC	LLOY	0870612	5/14/2015	5/12/2015	49,122	Resolution 1. Report and accounts To receive the Company’s accounts and the reports of the Directors and of the auditor for the year ended 31 December 2014. Resolution 2. To elect Mr A P Dickinson as a Director of the Company. Resolution 3. To elect Mr S P Henry as a Director of the Company. Resolution 4. To elect Mr N E T Prettejohn as a Director of the Company. Resolution 5. To re-elect Lord Blackwell as a Director of the Company. Resolution 6. To re-elect Mr J Colombás as a Director of the Company. Resolution 7. To re-elect Mr M G Culmer as a Director of the Company. Resolution 8. To re-elect Ms C J Fairbairn as a Director of the Company. Resolution 9. To re-elect Ms A M Frew as a Director of the Company. Resolution 10. To re-elect Mr A Horta-Osório as a Director of the Company. Resolution 11. To re-elect Mr D J John as a Director of the Company. Resolution 12. To re-elect Mr N L Luff as a Director of the Company. Resolution 13. To re-elect Mr A Watson as a Director of the Company. Resolution 14. To re-elect Ms S V Weller as a Director of the Company. Resolution 15. Dividend To declare a dividend of 0.75 pence per ordinary share in respect of the full financial year ended 31 December 2014, payable on 19 May 2015 to ordinary shareholders whose names appear in the register of members at the close of business on 7 April 2015. Resolution 16. Re-appointment of the auditor To re-appoint PricewaterhouseCoopers LLP as auditor of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. Resolution 17. Auditor’s remuneration To authorise the Audit Committee to set the remuneration of the Company’s auditor. Resolution 18. Implementation report section of the Directors’ remuneration report To approve the implementation report section of the Directors’ remuneration report set out on pages 82 to 83 and pages 88 to 103 of the Annual Report and Accounts for the year ended 31 December 2014. Resolution 19. Authority for the Company and its subsidiaries to make political donations or incur political expenditure (a) That the Company and those companies which are subsidiaries of the Company at any time during the period for which this resolution has effect be authorised for the purposes of Part 14 of the Companies Act 2006: (i) to make political donations to political parties, and/ or independent election candidates not exceeding £100,000 in total; (ii) to make political donations to political organisations other than political parties not exceeding £100,000 in total; and (iii) to incur political expenditure not exceeding £100,000 in total, in each case during the period from the date of the passing of this resolution and ending on the date of the next general meeting or on 30 June 2016, whichever is the earlier; (b) that all existing authorisations and approvals relating to political donations or expenditure under Part 14 of the Companies Act 2006 are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisation or approval; and (c) that words and expressions defined for the purpose of the Companies Act 2006 shall have the same meaning in this resolution. Resolution 20. Directors’ authority to allot shares That the directors be generally and unconditionally authorised pursuant to and in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company: (i) up to an aggregate nominal amount of £2,381,821,880; and (ii) comprising equity securities (as defined in section 560(1) of the Companies Act 2006) up to a further nominal amount of £4,763,643,760 (such amount to be reduced by the aggregate nominal amount of shares allotted or rights to subscribe for or to convert any security into shares in the Company granted under paragraph (i) above) in connection with an offer by way of a rights issue, such authorities to apply in substitution for all previous authorities pursuant to section 551 of the Companies Act 2006 and to expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier but, in each case, so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or convert other securities into shares to be granted after the authority ends. BECOMING THE BEST BANK FOR CUSTOMERS LBG-DM33837A-NOM0010.indd 4 23/03/2015 13:42 Resolution 21. Directors’ authority to allot shares in relation to the issue of Regulatory Capital Convertible Instruments That the directors be generally and unconditionally authorised pursuant to and in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or convert any security into ordinary shares in the Company: (i) up to an aggregate nominal amount of £1,250,000,000 in relation to the issue of Regulatory Capital Convertible Instruments; and (ii) subject to applicable law and regulation, at such conversion prices (or such maximum or minimum conversion prices or conversion price methodologies) as may be determined by the directors of the Company from time to time, such authority to apply in addition to all other authorities pursuant to section 551 of the Companies Act 2006 and to expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier, but in each case so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into ordinary shares to be granted after the authority ends. Resolution 22. Limited disapplication of pre-emption rights That, subject to the passing of Resolution 20, the Directors be empowered to allot equity securities (as defined in section 560(1) of the Companies Act 2006) wholly for cash: (i) pursuant to the authority given by paragraph (i) of Resolution 20 or where the allotment constitutes an allotment of equity securities by virtue of section 560(3) of the Companies Act 2006 in each case; (a) in connection with a pre-emptive offer; and (b) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of £714,546,564; and (ii) pursuant to the authority given by paragraph (ii) of Resolution 20 in connection with a rights issue, as if section 561(1) of the Companies Act 2006 did not apply to any such allotment, such power to expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier, but so that the Company may make offers and enter into agreements during this period which would, or might, require equity securities to be allotted after the power ends and the directors may allot equity securities under any such offer or agreement as if the power had not ended. Resolution 23. Limited disapplication of pre-emption rights in relation to the issue of Regulatory Capital Convertible Instruments That, subject to the passing of Resolution 21, and without prejudice to any existing authority, the directors be empowered to allot equity securities (as defined in section 560(1) of the Companies Act 2006) wholly for cash: (i) pursuant to the authority given by Resolution 21 up to an aggregate nominal amount of £1,250,000,000; and (ii) in relation to the issue of such Regulatory Capital Convertible Instruments, as if section 561(1) of the Companies Act 2006 did not apply to any such allotment, such power to expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier, but in each case so that the Company may make offers and enter into agreements during this period which would, or might, require equity securities to be allotted after the power ends and the directors may allot equity securities under any such offer or agreement as if the power had not ended. Resolution 24. Authority to purchase ordinary shares That the Company be and is hereby generally and unconditionally authorised for the purposes of section 701 of the Companies Act 2006 to make market purchases (within the meaning of section 693 of the Companies Act 2006) of ordinary shares of 10 pence each in the capital of the Company and where such shares are held in treasury, the Company may use them for the purposes of its employees’ share plans, provided that: (a) the maximum aggregate number of ordinary shares authorised to be purchased shall be 7,145,465,640; (b) the minimum price which may be paid for each ordinary share shall be 10 pence; (c) the maximum price, exclusive of expenses, which may be paid for each ordinary share shall be an amount equal to the higher of (i) 105 per cent. of the average of the closing price of the Company’s ordinary shares as derived from the London Stock Exchange Daily Official List for the five London business days immediately preceding the day on which such share is contracted to be purchased or (ii) the higher of the price of the last independent trade and the highest current bid as stipulated by Article 5(1) of Commission Regulation (EC) 22 December 2003 implementing the Market Abuse Directive as regards exemptions for buy-back programmes and stabilisation of financial instruments (No 2273/2003); (d) this authority shall expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier, unless such authority is renewed before then; and (e) the Company may make a contract to purchase its ordinary shares under this authority before its expiry which would or might be executed wholly or partly after such expiry, and may make a purchase of its ordinary shares under that contract. Resolution 25. Authority to purchase preference shares That the Company be and is hereby generally and unconditionally authorised for the purpose of section 701 of the Companies Act 2006 to make market purchases (within the meaning of section 693 of the Companies Act 2006) of the following issuances of securities: (a) £299,987,729 9.25 per cent. non-cumulative irredeemable preference shares; (b) £99,999,942 9.75 per cent. non-cumulative irredeemable preference shares; (c) £186,190,532 6.475 per cent. non-cumulative preference shares; (d) £745,431,000 6.0884 per cent. non-cumulative fixed to floating rate preference shares; (e) £334,951,000 6.3673 per cent. non-cumulative fixed to floating rate preference shares; (f) US$750,000,000 6.413 per cent. non-cumulative fixed to floating rate preference shares; (g) US$750,000,000 5.92 per cent. non-cumulative fixed to floating rate preference shares; (h) US$750,000,000 6.657 per cent. non-cumulative fixed to floating rate preference shares; and (i) US$1,000,000,000 6.267 per cent. fixed to floating rate non- cumulative callable dollar preference shares, 5 Notice of annual general meeting The annual general meeting of Lloyds Banking Group plc (the ‘Company’ and unless set out to the contrary, the ‘Group’ ) will be held at the Edinburgh International Conference Centre, The Exchange, Edinburgh EH3 8EE on Thursday 14 May 2015 at 11.00 am to transact the business set out in the resolutions below. Resolutions 1. to 21. (inclusive) are proposed as ordinary resolutions. For each of these to be passed, more than half of the votes cast must be in favour of the resolution. Resolutions 22. to 28. (inclusive) are proposed as special resolutions. For each of these to be passed, at least three-quarters of the votes cast must be in favour of the resolution. The Board recommends that you vote in favour of all resolutions. Resolution 19. Authority for the Company and its subsidiaries to make political donations or incur political expenditure (a) That the Company and those companies which are subsidiaries of the Company at any time during the period for which this resolution has effect be authorised for the purposes of Part 14 of the Companies Act 2006: (i) to make political donations to political parties, and/ or independent election candidates not exceeding £100,000 in total; (ii) to make political donations to political organisations other than political parties not exceeding £100,000 in total; and (iii) to incur political expenditure not exceeding £100,000 in total, in each case during the period from the date of the passing of this resolution and ending on the date of the next general meeting or on 30 June 2016, whichever is the earlier; (b) that all existing authorisations and approvals relating to political donations or expenditure under Part 14 of the Companies Act 2006 are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisation or approval; and (c) that words and expressions defined for the purpose of the Companies Act 2006 shall have the same meaning in this resolution. Resolution 20. Directors’ authority to allot shares That the directors be generally and unconditionally authorised pursuant to and in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company: (i) up to an aggregate nominal amount of £2,381,821,880; and (ii) comprising equity securities (as defined in section 560(1) of the Companies Act 2006) up to a further nominal amount of £4,763,643,760 (such amount to be reduced by the aggregate nominal amount of shares allotted or rights to subscribe for or to convert any security into shares in the Company granted under paragraph (i) above) in connection with an offer by way of a rights issue, such authorities to apply in substitution for all previous authorities pursuant to section 551 of the Companies Act 2006 and to expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier but, in each case, so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or convert other securities into shares to be granted after the authority ends. FAQ Arrangements and facilities Notice of meeting Explanatory notes Important notes Directors’ biographies Glossary LBG-DM33837A-NOM0010.indd 5 23/03/2015 13:42 Resolution 1. Report and accounts The Directors are required to present the Company’s accounts and the reports of the directors and of the auditor for the year ended 31 December 2014 at the annual general meeting. Resolutions 2 to 14. Election and re-election of Directors Alan Dickinson, Simon Henry and Nick Prettejohn have been appointed to the Board since the annual general meeting held in 2014 and stand for election in accordance with the Company’s articles of association (Resolutions 2, 3 and 4). The Board considers that these directors should be elected to maintain the appropriate balance of skills, knowledge and experience on the Board. In accordance with the provisions of the UK Corporate Governance Code (the ‘ Code ’), all of the other directors will retire and those willing to serve again will submit themselves for re-election at the annual general meeting (Resolutions 5 to 14). Evaluation of the Board is externally facilitated at least every three years, the last time in 2012. This year’s evaluation was conducted internally between December 2014 and January 2015 by the Company Secretary, led by the Chairman and overseen by the Nomination & Governance Committee. By the time of the 2015 AGM, Anthony Watson will have been on the Board for more than six years. Therefore, in compliance with the Code, the review of his performance was particularly rigorous. The evaluation of the Chairman was led by the Senior Independent Director. The reviews concluded that the performance of the Board, its Committees, the Chairman and each of the Directors continues to be effective. All Directors demonstrated commitment to their roles. Further information on the Board, including the roles and performance effectiveness of the Directors, can be found in the corporate governance report on pages 62 to 81 of the Annual Report and Accounts. All Non-Executive Directors are independent in accordance with the criteria set out in the Code. The Chairman was independent on appointment. A summary of the skills and experience of each Director proposed for election or re-election can be found on pages 12 and 13 of this document. Resolution 15. Dividend Shareholders are being asked to approve a dividend of 0.75 pence per ordinary share in respect of the full financial year ended 31 December 2014. If the recommended dividend is approved, it will be paid on 19 May 2015 to all ordinary shareholders whose names appear in the register of members at the close of business on 7 April 2015. The Company will be offering a share alternative to a cash dividend through the re-launch of its Dividend Reinvestment Plan ( ‘DRIP’ ) which was suspended in 2014. Shareholders can find further information about choosing how to receive their dividend entitlements, including how to join or cancel their participation in the DRIP, enclosed within the 2015 AGM mailing. Shareholders receiving communications from the Company via our website, www.lloydsbankinggroup.com, can read the Chairman’s letter, the ‘Your Dividend – Your Choice’ guide and the DRIP Terms and Conditions online from 27 March 2015. Shareholders receiving communications in hard copy have been sent these documents with the 2015 AGM mailing. Each of these documents should be read by shareholders before making any decision regarding the DRIP. For shareholders who wish to join, or cancel their participation in, the DRIP before payment of the recommended dividend, Equiniti must receive the appropriate completed form by no later than 5.00 pm on 21 April 2015. Subject to shareholder approval of the recommended dividend, an entitlement notice in respect of the recommended dividend will be dispatched by Equiniti to shareholders participating in the DRIP by 28 May 2015. Explanatory notes on resolutions 6 (together, the ‘Preference Shares’ ), provided that: (i) the maximum number of Preference Shares which may be purchased is all such Preference Shares in issue; (ii) the minimum price which may be paid for each Preference Share is the nominal value of the relevant Preference Share; (iii) the maximum price which may be paid for each Preference Share is an amount equal to 140 per cent. of the liquidation preference of the relevant Preference Share; (iv) this authority shall expire at the conclusion of the next annual general meeting or on 30 June 2016, whichever is the earlier, unless such authority is renewed before then; and (v) the Company may make a contract to purchase the Preference Shares under this authority before its expiry which would or might be executed wholly or partly after the expiry, and may make a purchase of the Preference Shares under that contract. Resolution 26. Amendments to the articles of association – limited voting shares That the articles of association of the Company be amended by deleting article 62.1 and renumbering existing articles 62.2 and 62.3 as articles 62.1 and 62.2 respectively. Resolution 27. Amendments to the articles of association – deferred shares That the articles of association of the Company be amended by: (i) deleting the definition of ‘deferred shares’ in article 2.1; (ii) re-naming article 3 ‘Limited voting shares and preference shares’; and (iii) deleting article 3.3 in its entirety. Resolution 28. Notice period for general meetings That a general meeting of the Company, other than an annual general meeting, may be called on not less than 14 clear days’ notice, such authority to expire at the conclusion of the next annual general meeting unless such authority is renewed at a general meeting of the Company before then. A member entitled to attend and vote at the annual general meeting can appoint a proxy or proxies to attend, speak and vote instead of that member. A member may appoint more than one proxy in relation to the annual general meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by the member. A proxy need not be a member of the Company. Further information relating to voting and proxy appointments can be found on pages 10 and 11 of this document. By order of the Board	Issuer	Abstain	N/A	N/A
561798	LONDON STOCK EXCHANGE GROUP	LSE	B0SWJX3	4/29/2015	4/27/2015	284	NOTICE IS HEREBY GIVEN that the 2015 annual general meeting (‘‘AGM ’’) of London Stock Exchange Group plc (the ‘‘Company ’’) will be held at Haberdashers’ Hall, 18 West Smithfield, London EC1A 9HQ on 29 April 2015 at 12.00 noon to transact the following business: Ordinary Resolutions RESOLUTION 1 To receive the accounts of the Company for the nine months ended 31 December 2014 and the reports of the Directors and the auditors thereon. RESOLUTION 2 To declare the final dividend for the nine months ended 31 December 2014 of 12.8 pence per ordinary share in the capital of the Company. RESOLUTION 3 To approve the Annual Report on Remuneration and the annual statement of the Chairman of the Remuneration Committee contained in the Company’s Annual Report and Accounts for the nine months ended 31 December 2014, set out on pages 95 to 109 and 80 to 81 of the Report and Accounts, in accordance with section 439 of the Companies Act. RESOLUTION 4 To re-elect Jacques Aigrain as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 5 To re-elect Chris Gibson-Smith as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 6 To re-elect Sherry Coutu CBE as a Director of the Company who retires and, being eligible, offers herself for re-election. RESOLUTION 7 To re-elect Paul Heiden as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 8 To re-elect Raffaele Jerusalmi as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 9 To re-elect Stuart Lewis as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 10 To re-elect Andrea Munari as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 11 To re-elect Stephen O’Connor as a Director of the Company who retires and, being eligible, offers himself for re-election. 8 RESOLUTION 12 To re-elect Xavier Rolet as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 13 To re-elect Baroness (Joanna) Shields OBE as a Director of the Company who retires and, being eligible, offers herself for re-election. RESOLUTION 14 To re-elect Massimo Tononi as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 15 To re-elect David Warren as a Director of the Company who retires and, being eligible, offers himself for re-election. RESOLUTION 16 To elect Sharon Bowles as a Director of the Company. RESOLUTION 17 To re-appoint Ernst & Young LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of the Company at which accounts are laid. RESOLUTION 18 To authorise the Directors to determine Ernst & Young LLP’s remuneration as auditors of the Company. RESOLUTION 19 (a) That the Directors be generally and unconditionally authorised pursuant to section 551 of the Companies Act 2006 to: (i) allot shares in the Company, and to grant rights to subscribe for or to convert any security into shares in the Company: (A) up to an aggregate nominal amount of £8,008,000; and (B) comprising equity securities (as defined in the Companies Act 2006) up to an aggregate nominal amount of £16,016,000 (including within such limit any shares issued or rights granted under paragraph (A) above) in connection with an offer by way of a rights issue: (I) to holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (II) to people who are holders of other equity securities if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, for a period expiring (unless previously unconditionally renewed, varied or revoked by the Company pursuant to a resolution approved in general meeting) at the end of the next annual general meeting of the Company after the date on which this Resolution is passed; and (ii) make an offer or agreement which would or might require shares to be allotted, or rights to subscribe for or convert any security into shares to be granted, after expiry of this authority and the Directors may allot shares and grant rights in pursuance of that offer or agreement as if this authority had not expired; 9 (b) that subject to paragraph (c), all existing authorities given to the Directors pursuant to section 551 of the Companies Act 2006 be revoked by this Resolution; and (c) that paragraph (b) shall be without prejudice to the continuing authority of the Directors to allot shares, or grant rights to subscribe for or convert any security into shares, pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made. RESOLUTION 20 That the Company and any company which is or becomes a subsidiary of the Company during the period to which this Resolution relates be and are hereby authorised to: (a) make political donations to political parties and independent election candidates not exceeding £100,000 in total; (b) make political donations to political organisations other than political parties not exceeding £100,000 in total; and (c) incur political expenditure not exceeding £100,000 in total, during the period commencing on the date of this Resolution and ending on the conclusion of the Company’s next annual general meeting after the date on which this Resolution is passed, provided that in any event the aggregate amount of any such donations and expenditure made or incurred by the Company and its subsidiaries pursuant to this Resolution shall not exceed £100,000 (or the equivalent amount in any other currency, which shall be converted into Sterling at such rate as the Directors may in their absolute discretion determine to be appropriate). Any terms used in this Resolution which are defined in Part 14 of the Companies Act 2006 shall bear the same meaning for the purposes of this Resolution. Special Resolutions RESOLUTION 21 That subject to the passing of Resolution 19 and in place of all existing powers the Directors be generally empowered pursuant to sections 570 and 573 of the Companies Act 2006 to allot equity securities (as defined in the Companies Act 2006) for cash, pursuant to the authority conferred by Resolution 19 as if section 561(1) of the Companies Act 2006 did not apply to the allotment. This power: (a) expires (unless previously unconditionally renewed, varied or revoked by the Company pursuant to a resolution approved in general meeting) at the end of the next annual general meeting of the Company after the date on which this Resolution is passed or 15 months from the date of this Resolution (whichever is earlier), but the Company may make an offer or agreement which would or might require equity securities to be allotted after expiry of this power and the Directors may allot equity securities in pursuance of that offer or agreement as if this power had not expired; and (b) shall be limited to: (i) the allotment of equity securities in connection with an offer of equity securities (but in the case of the authority granted under Resolution 19(a)(i)(B), by way of a rights issue only): (A) to the holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings; and (B) to people who are holders of other equity securities, if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, except that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (ii) in the case of the authority granted under Resolution 19(a)(i)(A),the allotment of equity securities (otherwise than pursuant to paragraph (i) above or paragraph (iii) below) up to an aggregate nominal amount of £1,201,000; and 10 (iii) in the case of the authority granted under Resolution 19(a)(i)(A), the allotment of equity securities (otherwise than pursuant to paragraphs (i) or (ii) above) up to an aggregate nominal amount of £2,402,000 (including within such limit any equity securities allotted under paragraph (ii) above). This power applies in relation to a sale of shares which is an allotment of equity securities by virtue of section 560(3) of the Companies Act 2006 as if in the first paragraph of this Resolution the words ‘‘pursuant to the authority conferred by Resolution 19’’ were omitted. RESOLUTION 22 That the Company be and is hereby generally and unconditionally authorised to make market purchases (within the meaning of Section 693(4) of the Companies Act 2006) of its own ordinary shares, provided that: (a) the maximum number of ordinary shares authorised to be purchased is 34,700,000 in the capital of the Company; (b) the minimum price which may be paid for an ordinary share shall not be less than the nominal value of the ordinary shares at the time of purchase (which amount shall be exclusive of expenses); (c) the maximum price which may be paid for an ordinary share is, in respect of an ordinary share contracted to be purchased on any day, the higher of: (i) an amount (exclusive of expenses) equal to 105 per cent. of the average of the mid-market quotations for an ordinary share of the Company as derived from the Daily Official List of the London Stock Exchange for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (ii) an amount (exclusive of expenses) equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System (SETS); (d) the authority hereby conferred shall expire at the conclusion of the next annual general meeting of the Company following the passing of this Resolution or 18 months from the date of this Resolution (whichever is earlier), unless such authority is unconditionally renewed pursuant to a resolution taking effect prior to such time; and (e) the Company may conclude a contract to purchase ordinary shares under the authority hereby conferred prior to the expiry of such authority which will or may be executed wholly or partly after such expiry, and may make a purchase of ordinary shares in pursuance of any such contract as if the authority hereby conferred had not expired. RESOLUTION 23 That a general meeting of the Company other than an annual general meeting may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561798	MARKS & SPENCER GROUP PLC	MKS	3127489	7/7/2015	7/3/2015	1,496	TO RECEIVE THE REPORTS AND ACCOUNTS RESOLUTION 1 The Board asks that shareholders receive the reports of the directors and the financial statements for the 52 weeks ended 28 March 2015, together with the report of the auditors. APPROVAL OF THE DIRECTORS’ REMUNERATION REPORT RESOLUTION 2 The Directors’ Remuneration Report (the ‘Remuneration Report’) is provided on pages 52 to 76 of the Annual Report. It sets out the pay and benefits received by each of the directors for the year ended 28 March 2015. In line with legislation this vote will be advisory and in respect of the overall remuneration package. FINAL DIVIDEND RESOLUTION 3 The Board proposes a final dividend of 11.6p per share for the year ended 28 March 2015. If approved, the recommended final dividend will be paid on 10 July 2015 to all shareholders who are on the register of members on 29 May 2015. ELECTION OF DIRECTORS RESOLUTIONS 4-16 The directors believe that the Board continues to maintain an appropriate balance of knowledge and skills and that all the non-executive directors are independent in character and judgement. This follows a process of formal evaluation which confirms that each director makes an effective and valuable contribution to the Board and demonstrates commitment to the role (including making sufficient time available for Board and committee meetings and other duties as required). In accordance with the UK Corporate Governance Code (the ‘Code’) and in line with previous years, all directors will again stand for election or re-election, as relevant, at the AGM this year. Biographical details of our directors can be found on pages 34 and 35 of the Annual Report or on our website at marksandspencer.com/ the company . APPOINTMENT AND REMUNERATION OF AUDITORS RESOLUTIONS 17-18 On the recommendation of the Audit Committee, the Board proposes that Deloitte LLP be re-appointed as auditors of the Company. Resolution 18 proposes that the Audit Committee be authorised to determine the level of the auditors’ remuneration. RENEWAL OF THE POWERS OF THE BOARD TO ALLOT SHARES RESOLUTION 19 Paragraph (A) of this resolution would give the directors the authority to allot ordinary shares of the Company up to an aggregate nominal amount equal to £137,372,598 (representing 549,490,395 ordinary shares of 25p each). This amount represents approximately one-third of the Company’s issued share capital as at 19 May 2015, the latest practicable date before the publication of this Notice. In line with guidance issued by the Association of British Insurers (‘ABI’), paragraph (B) of resolution 19 would give the directors authority to allot ordinary shares in connection with a rights issue in favour of ordinary shareholders up to an aggregate nominal amount equal to £274,745,197 (representing 1,098,980,789 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (A) of this resolution. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital of the Company as at 19 May 2015, the latest practicable date before the publication of this Notice. The authorities sought under paragraphs (A) and (B) of this resolution will expire on the date of the AGM in 2016 or on 27 September 2016, whichever is sooner. The directors have no present intention to exercise either of the authorities sought under this resolution, except, under paragraph (A), to satisfy options under the RESOLUTIONS FIND OUT MORE AGM details & map on p24 Notice of Meeting on p18 15 NOTICE OF ANNUAL GENERAL MEETING 2015 Company’s share option schemes, but the Board wishes to ensure that the Company has maximum flexibility in managing the Group’s capital resources. Where the Board does use the additional authority described in (B), the directors intend to follow ABI recommendations that all of the directors will stand for re-election at the next AGM. As at the date of this Notice, no shares are held by the Company in treasury. DISAPPLICATION OF PRE-EMPTION RIGHTS IN CERTAIN CIRCUMSTANCES RESOLUTION 20 The directors are also seeking authority to allot ordinary shares for cash without first offering them to existing shareholders in proportion to their existing shareholdings. This authority would be, similar to previous years, limited to allotments in connection with pre-emptive offers, up to an aggregate nominal amount of £20,605,889 (representing 82,423,559 ordinary shares). This aggregate nominal amount represents approximately 5% of the Company’s issued ordinary share capital as at 19 May 2015, being the latest practicable date before the publication of this Notice, and corresponds with the guidance produced by the ABI and the National Association of Pension Funds. The directors have no current intention to allot shares except in connection with employee share schemes. The Company has issued 42,034,509 ordinary shares in the past three years, on a non pre-emptive basis, which represents 2.55% of issued share capital. This is in line with the Pre-Emption Group’s Statement of Principles, which state that companies should not issue more than 7.5% of their issued share capital on a non pre-emptive basis over a rolling three-year period without prior consultation with shareholders. The authority sought under this resolution will expire on the date of the AGM in 2016 or on 27 September 2016, whichever is sooner. AUTHORISATION FOR THE COMPANY TO PURCHASE ITS OWN SHARES RESOLUTION 21 Authority is sought for the Company to purchase up to 10% of its issued ordinary shares, renewing the authority granted by the shareholders at previous AGMs. At the date of publication of this Notice, no shares have been bought back under the current authority. However, as announced on 20 May 2015, the directors intend to exercise the authority to make market purchases through a share buyback programme that aims to return £150m of cash to shareholders. Ordinary shares purchased by the Company pursuant to this authority may be held in treasury or may be cancelled. It is the Company’s present intention to cancel any shares it buys back rather than hold them in treasury. The Company currently has no ordinary shares in treasury. The minimum price, exclusive of expenses, which may be paid for an ordinary share is 25p. The maximum price, exclusive of expenses, which may be paid for an ordinary share is the highest of (i) an amount equal to 105% of the average market value for an ordinary share for the five business days immediately preceding the date of the purchase and (ii) the higher of the price of the last independent trade and the highest current independent bid on the trading venues where the purchase is carried out. The Company has options outstanding over 28.8 million ordinary shares, representing 1.75% of the Company’s issued ordinary share capital as at 19 May 2015, the latest practicable date before the publication of this Notice. If the existing authority given at the 2014 AGM and the authority now being sought by Resolution 21 were to be fully used, these options would represent 1.94% of the Company’s ordinary share capital in issue at that date. NOTICE OF GENERAL MEETINGS RESOLUTION 22 In terms of the Companies Act 2006 (the ‘2006 Act’), the notice period for general meetings (other than an AGM) is 21 clear days’ notice unless the Company: > Has gained shareholder approval for the holding of general meetings on 14 clear days’ notice by passing a special resolution at the most recent AGM. > Offers the facility for all shareholders to vote by electronic means. The Company would like to preserve its ability to call general meetings (other than an AGM) on less than 21 clear days’ notice. The shorter notice period would not be used as a matter of routine, but only where the flexibility is merited by the business of the meeting and is thought to be in the interests of shareholders as a whole. Resolution 22 seeks such approval. Should this resolution be approved it will be valid until the end of the next AGM. This is the same authority that was sought and granted at last year’s AGM. AUTHORITY TO MAKE POLITICAL DONATIONS RESOLUTION 23 The 2006 Act prohibits companies from making any political donations to EU political organisations, independent candidates or incurring EU political expenditure unless authorised by shareholders in advance. The Company does not make and does not intend to make donations to EU political organisations or independent election candidates, nor does it incur any EU political expenditure. RESOLUTIONS CONTINUED 16 MARKS AND SPENCER GROUP PLC However, the definitions of political donations, political organisations and political expenditure used in the 2006 Act are very wide. As a result this can cover activities such as sponsorship, subscriptions, payment of expenses, paid leave for employees fulfilling certain public duties, and support for bodies representing the business community in policy review or reform. Shareholder approval is being sought on a precautionary basis only, to allow the Company and any company, which at any time during the period for which this resolution has effect, is a subsidiary of the Company, to continue to support the community and put forward its views to wider business and government interests, without running the risk of being in breach of the legislation. The Board is therefore seeking authority to make political donations to EU political organisations and independent election candidates not exceeding £50,000 in total and to incur EU political expenditure not exceeding £50,000 in total. In line with best practice guidelines published by the ABI, this resolution is put to shareholders annually rather than every four years as required by the 2006 Act. For the purposes of this resolution, the terms ‘political donations’, ‘political organisations’, ‘independent election candidate’ and ‘political expenditure’ shall have the meanings given to them in sections 363 to 365 of the 2006 Act. TO INTRODUCE A REPLACEMENT PERFORMANCE SHARE PLAN AND A REPLACEMENT EXECUTIVE SHARE OPTION PLAN RESOLUTIONS 24-25 As set out in the Remuneration Report, the Company’s existing Performance Share Plan and Executive Share Option Plan expire in 2015. The Remuneration Committee (the ‘Committee’) has undertaken a comprehensive review of the design, structure and rules of those plans, taking into account investor views and market practice. The Committee has concluded that the design and structure of the plans remain appropriate and the Company is therefore seeking shareholder approval for two replacement plans. The rules and proposed operation of the two new plans would be substantially the same as the current plans. The Performance Share Plan: The Performance Share Plan would remain the Company’s primary long-term incentive arrangement. It is currently intended that the highest levels of executives (approximately 150 individuals) would receive awards. The initial awards would be over shares worth 250% of base salary for executives at the highest level (currently six individuals), with lower award levels for less senior executives. The maximum award which could be made to any individual under the plan in any financial year would be the maximum permitted for a director under the Company’s Remuneration Policy from time to time (currently 300%). Vesting of the initial awards will be based on targets measured over three financial years. These are described in the appendix to this Notice and the Annual Report on Directors’ Remuneration, and for the initial awards comprise Earnings Per Share, Return on Capital Employed and a strategic scorecard of financial measures. The Committee considers that the targets are demanding in the context of the Company’s business strategy. The Executive Share Option Plan: Although the Committee has not used the existing Executive Share Option Plan since it was adopted in 2005 and does not currently intend to do so in the future, it wishes to have the flexibility to make grants from time to time. These would be made on an exceptional basis, including upon recruitment if it considers it appropriate to do so, and, for grants to directors of the Company, only where in line with the Remuneration Policy approved by shareholders. The normal annual individual limit applying to grants will remain 250% of base salary, rising to 400% on recruitment. The economic value of any grants under the new Executive Share Option Plan made to an individual in a year will be taken into account in calculating the scope to make awards under the Performance Share Plan to that individual in the same year and vice versa. The vesting of options will be subject to the satisfaction of performance conditions which the Remuneration Committee considers are appropriate at the time of grant. The principal terms of the new Performance Share Plan and the new Executive Share Option Plan are set out in the appendix to this Notice	Issuer	Abstain	N/A	N/A
190964	MARRIOTT INTERNATIONAL -CL A	MAR	571903202	5/8/2015	3/13/2015	1,176	1. Election of each of the 11 director nominees named in the proxy statement; 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015; 3. An advisory resolution to approve executive compensation; 4. A shareholder resolution recommending implementation of a simple majority-voting standard in our governance documents, if properly presented at the meeting; and 5. Any other matters that may properly be presented at the meeting.	Issuer	Abstain	N/A	N/A
190964	MATTEL INC	MAT	577081102	5/21/2015	3/27/2015	1,407	1. Election of the 10 director nominees named in the Proxy Statement. The nominees for election to our Board of Directors (“Board”) are Michael J. Dolan, Trevor A. Edwards, Dr. Frances D. Fergusson, Ann Lewnes, Dominic Ng, Vasant M. Prabhu, Dean A. Scarborough, Christopher A. Sinclair, Dirk Van de Put and Kathy White Loyd; 2. Advisory vote to approve named executive officer compensation (“Say-on-Pay”); 3. Approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan; 4. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2015; 5. Stockholder proposal regarding an independent Board Chairman, if properly presented; and 6. Such other business as may properly come before the Annual Meeting. The Proxy Statement accompanying this notice describes each of the items of business in more detail. The Board recommends a vote: • FOR each of the 10 nominees for director named in the Proxy Statement; • FOR the Say-on-Pay vote; • FOR the approval of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan; • FOR the ratification of the selection of PriceWaterhouseCoopers LLP as Mattel’s independent registered public accounting firm; and • AGAINST the stockholder proposal regarding an independent Board Chairman, if properly presented.	Issuer	Abstain	N/A	N/A
561798	MEGGITT PLC	MGGT	0575809	4/23/2015	4/21/2015	732	THE RESOLUTIONS: 01. THAT the audited accounts of the Company for the year ended 31 December 2014 and the Directors’ Report and Auditors’ Report thereon now laid before this meeting be and are hereby received. 02. THAT the Directors’ Remuneration Report for the year ended 31 December 2014 be and is hereby approved. 03. THAT the final dividend for the year ended 31 December 2014 of 9.50 pence per ordinary share be and is hereby declared payable on 8 May 2015 to ordinary shareholders whose names appeared on the Register of Members at the close of business on 20 March 2015. 04. THAT Mr S G Young be and is hereby re-elected a director of the Company. 05. THAT Mr G S Berruyer be and is hereby re-elected a director of the Company. 06. THAT Mr P E Green be and is hereby re-elected a director of the Company. 0 7. THAT Mr P Heiden be and is hereby re-elected a director of the Company. 08. THAT Ms B L Reichelderfer be and is hereby re-elected a director of the Company. 0 9. THAT Mr D R Webb be and is hereby re-elected a director of the Company. 10. THAT Mr D M Williams be and is hereby re-elected a director of the Company. 11. THAT Sir Nigel Rudd be and is hereby elected a director of the Company. 12. THAT Ms A J P Goligher be and is hereby elected a director of the Company. 13. THAT PricewaterhouseCoopers LLP be reappointed as auditors of the Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting at which accounts are laid before the Company. 14. THAT the directors be authorised to set the fees paid to the auditors. 15. THAT, in substitution for all existing authorities, the directors be generally and unconditionally authorised (in accordance with Section 551 of the Companies Act 2006), to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or convert any security into shares in the Company up to an aggregate nominal amount of £13,323,582, such authority to apply until the end of the Company’s next annual general meeting after this Resolution 15 is passed (or, if earlier, until the close of business on 30 June 2016) but so that the Company may make offers and enter into agreements before the authority expires which would, or might, require relevant securities to be allotted after the authority expires and the directors may allot relevant securities under any such offer or agreement as if the authority had not expired. References in this Resolution 15 to the nominal amount of rights to subscribe for or to convert any security into shares are to the nominal amount of shares that may be allotted pursuant to the rights. 16. THAT, in substitution for all existing powers and subject to the passing of Resolution 15, the directors be generally empowered (in accordance with Section 570 of the Companies Act 2006) to allot equity securities (as defined in Section 560 of the Companies Act 2006) for cash pursuant to the authority granted by Resolution 15 and/or pursuant to Section 573 of the Companies Act 2006 to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in Section 561 of the Companies Act 2006, such power to be limited: (A) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities: (i) to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (ii) to holders of other equity securities, as required by the rights of those securities or, subject to such rights, as the directors otherwise consider necessary, and so that the directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and (B) to the allotment of equity securities pursuant to the authority granted by Resolution 15 and/or a sale of treasury shares for cash (in each case otherwise than in the circumstances set out in paragraph (A) of this Resolution 16) up to a nominal amount of £1,998,537, calculated, in the case of equity securities which are rights to subscribe for, or to convert securities into, ordinary shares by reference to the aggregate nominal amount of relevant shares which may be allotted pursuant to such rights, such power to apply until the end of the Company’s next annual general meeting after this Resolution 16 is passed (or, if earlier, until the close of business on 30 June 2016) but so that the Company may make offers and enter into agreements before the power expires which would, or might, require equity securities to be allotted after the power expires and the directors may allot equity securities under any such offer or agreement as if the power had not expired. 17. THAT the Company and its subsidiaries be and are hereby authorised for the purposes of Section 366 of the Companies Act 2006 to: (A) make political donations to political parties or independent election candidates (as such terms are defined in Section 363 and 364 of the Companies Act 2006), not exceeding £20,000 in aggregate; (B) make political donations to political organisations other than political parties (as such terms are defined in Sections 363 and 364 of the Companies Act 2006), not exceeding £20,000 in aggregate; and (C) incur political expenditure (as such term is defined in Section 365 of the Companies Act 2006), not exceeding £20,000 in aggregate, 94419_Hrbrid_NOM.indd 2 04/03/2015 19:36 Meggitt PLC 3 Notice of Annual General Meeting MEGGITT PLC NOTICE OF ANNUAL GENERAL MEETING in the period commencing with the date of the passing of this Resolution 17 and ending 12 months after the date of the passing of this Resolution 17 or, if sooner, the conclusion of the next annual general meeting of the Company, provided that the maximum amounts referred to in (A), (B) and (C) may comprise sums in different currencies which shall be converted at such rates as the Board may in its absolute discretion determine to be appropriate. 18. THAT the Company be generally and unconditionally authorised to make one or more market purchases (within the meaning of Section 693(4) of the Companies Act 2006) of ordinary shares of 5 pence each in the capital of the Company provided that: (A) the maximum aggregate number of shares authorised to be purchased is 79,941,495 (representing approximately 10 per cent of the issued ordinary share capital); (B) the minimum price which may be paid for a share is 5 pence; (C) the maximum price which may be paid for a share is an amount equal to 105 per cent of the average of the middle market quotations for a share as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which that share is purchased; (D) this authority expires at the conclusion of the next annual general meeting of the Company to be held in 2016 or on 30 June 2016, whichever is earlier; and (E) the Company may make a contract to purchase shares under this authority before the expiry of the authority which will or may be executed wholly or partly after the expiry of the authority, and may make a purchase of shares in pursuance of any such contract. 19. THAT a general meeting other than an annual general meeting of the Company may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561761	MERCK KGAA	MRK	4741844	4/17/2015	4/10/2015	3,174	4 Annual General Meeting 2015 Last year‘s success would not have been possible without our employees. We have more than 39,000 dedicated employees, who are doing a superb job around the world. I would like to thank all of them for their commitment and performance. Changes to the executive Board Over the past several months, three changes to the Executive Board took place. Since August 2014, Marcus Kuhnert has been Chief Financial Officer. Previously, he worked for Henkel AG & Co. KGaA, most recently as Chief Financial Officer of the Laundry & Home Care business unit. Mr. Kuhnert is continuing our open communication with the capital market. Since January of this year, Belén Garijo has been the member of the Executive Board responsible for the Healthcare business sector. She additionally remains President and CEO of Merck Serono. Since 2011, she has driven numerous changes there and has set the course for future growth. Stefan Oschmann has been Vice Chairman of the Executive Board since January. His responsibility for our pharmaceutical business has been taken over by Ms. Garijo. The focus of his work is on the future strategic direction of the company and our innovative ability. In addition, he is responsible for the Group functions Strategy, Patents & Scientific Services as well as Public Affairs & Corporate Responsibility. Share price and dividend Ladies and Gentlemen, As Merck shareholders, you once again had reason to celebrate last year. Our share price rose by 20% in the course of the year. Your shares thus not only outperformed the DAX by 18 percentage points. They were also the top-performing share in the index. The share price high in 2014 was reached at the end of November, and was € 80.40. In 2015, our shares moved even higher. A few days ago, our share price hit a new all-time high of € 111.25. Owing to the successful development of the company, we want to again raise the dividend. Here we must also take into consideration the capital requirements for the completion of the Sigma-Aldrich acquisition. Therefore, we propose an increase in the dividend by 5 cents to € 1.00 per share. Our businesses performed well across the board in 2014. 5 Annual General Meeting 2015 Merck Serono Merck Serono is our prescription medicines business. Sales increased organically by 4% in 2014 to € 5.8 billion. By contrast, total revenues slipped by 1%. We had expected this. The reason was the lower royalty and license income we received for Humira®, Avonex® and Enbrel®. Consequently, EBITDA pre one-time items also fell slightly to € 1.8 billion. Our top-selling drug is still Rebif®. It is used to treat multiple sclerosis. This is a hotly contested market with increasing competition from orally administered medicines. Nevertheless, we defended Rebif® and kept sales stable. In North America, the largest market for Rebif®, sales even increased slightly. The oncology drug Erbitux® delivered organic growth of 6%. Particularly impressive was the organic growth of 18% in the Emerging Markets region. The Fertility franchise generated the strongest sales increases in the Merck Serono portfolio. Our top-selling product in this franchise, Gonal-f®, contributed significantly to this, with sales growing organically by 9%. We are and will remain the global market leader in the treatment of infertility. Our “classic” products also remain important. The beta-blocker Concor® delivered organic growth of 8%. Euthyrox®, for the treatment of thyroid disorders, grew organically by as much as 24%. By contrast, Glucophage®, which is used to treat type 2 diabetes, finished the year with an organic decline of 1%. This was attributable to supply difficulties in Europe. We are also increasingly thinking beyond medicines. For instance, in 2014 we introduced a new RebiSmart™ injection device and MSdialog software for use in the treatment of multiple sclerosis. They enable the wireless transfer of the injection date and dose, as well as forwarding to the treating physician. In the future, this will give physicians more time to speak with patients since they already have the fundamental data. And for patients with growth disorders, easypod™ and the software system easypod™ connect offer a similar form of treatment support. The research-spending ratio of Merck Serono increased to 23% in 2014. We are focusing our research on the therapeutic areas of oncology, immuno-oncology, immunology and neurology. In oncology, evofosfamide, also known as TH-302, is making progress. Two Phase III studies are underway in order to investigate efficacy in pancreatic cancer, among other indications. In addition, together with Sysmex Inostics we developed a blood test for colorectal cancer patients. This can be used to determine which patients would benefit from treatment with Erbitux®. 6 Annual General Meeting 2015 However, we stopped our oncology development program for Sym004. We also discontinued the development of plovamer acetate and ceralifimod in neurology since they no longer met our criteria. We are focusing on other active ingredients. Without a doubt, the biggest news of the year related to immuno-oncology. In this field, we are seeking ways to harness the human immune system in the fight against cancer. Our antibody avelumab is highly promising. In November we announced that we will be collaborating on its development and commercialization with the pharmaceutical company Pfizer. We will jointly conduct the relevant studies on avelumab. In addition to an upfront payment of around € 680 million when the alliance was formed, we are receiving from Pfizer co-marketing rights to the cancer drug Xalkori®. In the second and third quarters of this year, we will begin co-promoting it in the United States, Canada, Japan, and five European Union countries. For us, this also means access to the large U.S. oncology market, where Merck was previously not represented. This alliance is attracting international attention. And rightly so, since the powerful research, development and global commercialization made possible by this alliance will open many new possibilities to us in the field of oncology. Also, the agreement is a sign that the results of our research work are again meeting with international recognition. Consumer Health Consumer Health, our business with over-the-counter pharmaceuticals, grew organically by 5%, reporting sales of around € 800 million in 2014. The growth strategy is showing success. We call the strategy 3x3. In each country in which Consumer Health operates, we want to have at least three leading product brands. And we want to achieve a market share of at least 3% there. In 2014, several new products were launched. In Germany, for example, Nasivin® Fresh Menthol and a new formulation of Vigantoletten®. In the United Kingdom, the Seven Seas® Perfect7® range of vitamins was successful. It was chosen by the customers of the British health and beauty retailer Boots as the winner of the “2014 Favourite Newcomer” award. Performance Materials Sales by Performance Materials rose in 2014 by 25% to € 2.1 billion. One reason was solid organic growth. In addition, sales increased due to the acquisition of AZ Electronic Materials. EBITDA pre one-time items grew by 15% to around € 900 million. 7 Annual General Meeting 2015 At last year‘s Annual General Meeting, I reported to you on the acquisition of AZ Electronic Materials, a leading supplier of materials for the electronics industry. In 2014, we successfully integrated AZ and its 1,100 employees. AZ products are used in integrated circuits, flat-panel displays and light-emitting diodes. They complement our existing Performance Materials portfolio perfectly. In addition, AZ generated more than three-quarters of its sales with products that hold a leading position in their respective markets. We can now offer customers an even broader product portfolio of high-tech materials. Our liquid crystals business also had a successful year. Merck is and will remain the global market and technology leader in liquid crystal mixtures. We are right at the fore. We are benefiting from the continued strong demand for high-quality, large-display ultra HD televisions. However, as in previous years, the very high sales volumes were partly eroded by price declines. Higher demand for displays with organic light-emitting diodes provided for good growth of our OLED materials. Our Pigments business also achieved slight organic growth. In particular, the effect pigment Xirallic®, which is used mainly in high-grade automotive coatings, was in demand. Our key customers for liquid crystals and high-tech materials are leading electronics manufacturers. They are based almost exclusively in Asia. Consequently, Performance Materials generated 74% of its sales in the Emerging Markets region. China is becoming increasingly important, not only as a sales market. Performance Materials now generates more sales in China than in Japan. This trend will continue. Of course, there will also be increasing competition from Chinese competitors. We will use innovation and customer proximity to counter this. That is why we commissioned our Liquid Crystals Center China in Shanghai in December 2013. Merck Millipore Merck Millipore is our business for life science tools and services. Here we achieved an organic increase in sales of nearly 5% in 2014. Sales thus rose to € 2.7 billion. EBITDA pre one-time items increased by 3% to around € 700 million. The Process Solutions business area helps pharma and biotech companies to develop and manufacture drugs safely and efficiently. In 2014, our filtration systems were particularly successful, as were products for purification and sterilization. 8 Annual General Meeting 2015 In the Lab Solutions business area, Lab Water products performed well. Sales by the Bioscience business area remained stable. Lower demand for antibodies was compensated for by cell analysis products. Merck Millipore also launched numerous new products in 2014. These included the new Steritest™ Symbio pumps. They help to determine the sterility of medicines simply, safely and reliably. The pumps meet the most stringent requirements for pharmaceutical tests. Our SmartFlare™ RNA probes were recognized by the renowned “R&D Magazine” as one of the 100 most technologically significant products introduced to the marketplace in 2014. With these probes, scientists can determine in real time those genes that steer the activity of living cells. This offers new possibilities to study the origin and treatment of diseases. The life science field is a growth market of the future. We want to help shape this future. That is why in September, we announced our intention to acquire the U.S. life science company Sigma-Aldrich. This would be the largest acquisition in Merck’s history. And a milestone for our Life Science business. Sigma-Aldrich shareholders approved the transaction in December. The U.S. antitrust authority has given us the green light. Now we await a few antitrust clearances from other markets. However, we remain optimistic that we will be able to complete the transaction by mid-year. This acquisition is a fortunate development. Everyone working in the life science industry is familiar with Sigma-Aldrich as the gold standard. The company offers a large number of high-quality products that would optimally expand our portfolio. In addition, Sigma-Aldrich has the leading e-commerce platform in the industry. A vast majority of its products can be ordered simply and easily online. By acquiring Sigma-Aldrich, we would become one of the leading companies in the life science industry. In addition, we would strengthen our presence in the tremendously important North American market. With this acquisition, Merck would fortify its position in a key market of the future. The capital market responded positively to our announcement. Our share price rose at times by more than 8%. Investors and analysts know that our sound financial base and our strong cash flow will enable us to successfully conduct this transaction. And that will enable us to lay the foundations for long-term profitable growth. 9 Annual General Meeting 2015 Outlook 2015 Ladies and Gentlemen, 2014 was a good year for Merck. We grew successfully in all four businesses. But even more importantly, we set the course to shape our future growth. Through the cooperation agreement with Pfizer, our pharmaceutical business has the opportunity to be successful in the promising immuno-oncology research space. The planned acquisition of Sigma-Aldrich will provide a new basis for our Life Science business. And with the acquisition and integration of AZ, we have strengthened Performance Materials. In other words, we not only grew in 2014; we strengthened and expanded our growth platforms for the future. This is reflected in our future structure. Effective immediately, we will report on three business sectors: Healthcare, Life Science and Performance Materials. Healthcare comprises the Merck Serono, Consumer Health, Allergopharma and Biosimilars businesses. Life Science includes the Merck Millipore business and offers room for the acquisition of Sigma-Aldrich. Performance Materials is our well-known business with display materials, pigments and new materials, which is now complemented by AZ. On May 19, we will present to you quarterly results for the first time in line with the new structure. Then we will also publish a detailed forecast. So far, economic prospects for 2015 present a mixed picture. Europe has still not yet overcome the crisis. Here we only expect low growth rates for this year as well. In the United States, however, things are looking up. In Europe and the United States, the Transatlantic Trade and Investment Partnership (TTIP) is the subject of intense debate. I am concerned about the German side of the debate, which is mainly characterized by fear of an overpowering United States. What is overlooked is that we are equal partners, especially when Europe presents a united front. We can assert our interests in a self-confident manner. TTIP is a great opportunity for Europe, especially for Germany. Companies like Merck would benefit from harmonized rules, for example in drug approval. Consumers would save money due to lower prices. And as the largest economic powers, the United States and Europe could set international standards through TTIP before others do. After all, Europe and the United States ceased to be the center of the universe long ago. The world is changing. At Merck, too, emerging markets will account for the largest proportion of sales growth in 2015. This also includes China. Even if growth is lower than in previous 10 Annual General Meeting 2015 years, China is still showing impressive growth rates. We are therefore continuing to build on our presence in China. Regional instability will also remain a risk factor in 2015. Due to the low proportion of sales and the structure of our businesses, the political situation in Russia and Ukraine affects us to a far lesser extent than other German companies. The same applies to the Middle East. Risks exist as before in Argentina and Venezuela. Developments in the emerging markets vary greatly. It is therefore no longer appropriate to group them together as the Emerging Markets region. Effective immediately, we will report using a new regional structure: Europe, North America, Latin America, Asia-Pacific, as well as Middle East and Africa. Thus, the situation in global markets is not expected to be balanced in 2015. However, balance can be expected at Merck. Our three business sectors are well prepared for the future. In many of our product areas, we are the market and innovation leader. And not just in one industry. Our business sectors are positioned broadly so that we can also operate in a changing economic environment. Our growth model is thus intact for 2015 and beyond. As opposed to previous years, we expect tailwinds due to foreign exchange effects in 2015. Key currencies appreciated against the euro. In addition, the acquisition of AZ will have a positive effect in 2015. Overall, we therefore expect a slight increase in Group net sales, EBITDA pre one-time items and business free cash flow for the current year. If the acquisition of Sigma-Aldrich is completed by mid-2015 as planned, growth will be higher. In this case, we expect double-digit growth rates in net sales. EBITDA pre one-time items and business free cash flow would also increase sharply compared with 2014. However, we are not resting on these good prospects. On the contrary, we are working on shaping and sustainably securing Merck‘s future. Outlook Healthcare In Healthcare, significant efforts will be dedicated to immuno-oncology in 2015. We want to use our alliance with Pfizer to build a strong position in this research area. The focus is on avelumab. Here, one of the keys to success will be speed, as our competitors are also active in immuno-oncology. Up to 20 high-priority clinical development programs are to start this year, in renal and bladder cancer, among others. These include up to six trials that could be pivotal for product registrations. A first Phase III pivotal study in non-small cell lung cancer has already been initiated. 11 Annual General Meeting 2015 Naturally, we will not neglect our existing medicines. We want to expand our market leadership in the field of fertility medicine. We also expect positive developments in our other therapeutic areas. This will particularly be driven by sustained growth in Asia and Latin America. Rebif® is the exception. For this product we anticipate particularly strong competitive pressure, as announced in the past. We assume that sales will decline in the main markets of North America and Europe. However, although competing oral products are more practical, Rebif® remains a valuable drug for the treatment of multiple sclerosis. Many patients report good experiences with Rebif® over the course of many years. And through the RebiSmart™ injection device and MSdialog software, we offer continuous innovations for physicians and patients. Consumer Health will continue to implement the 3x3 strategy. In this context, we are strengthening our sales organization in order to improve the marketing of our products. The entire Vigantoletten® brand family will be transferred from Merck Serono to the Consumer Health portfolio in the course of the year to complement the range of vitamin products. Our efforts in building a Biosimilars portfolio are bearing fruit. The first Phase III studies will be launched at the end of this year and the beginning of 2016. Thus our Biosimilars business is well on its way to providing more people worldwide access to high-quality biopharmaceuticals. Our Allergopharma business is further extending its activities to include research and marketing of allergy therapies. Production at the Reinbeck site near Hamburg is to be expanded in 2016. This will provide us with additional capacities to manufacture products for the treatment of hay fever or allergic asthma. Outlook life Science This year, our Life Science business sector is especially focused on acquiring Sigma-Aldrich and planning the integration. At present, we have not yet received all the antitrust clearances. We must therefore stick to a strictly regulated process. At the next Annual General Meeting, I will be able to speak to you more on this topic. We are also driving the ongoing operating business forward. Our aim is to expand our share of the life science market in the United States. In addition, we are working on aligning ourselves with the needs of biopharmaceutical manufacturers in emerging markets. We would like to offer this growing customer group targeted and comprehensive solutions. We particularly want to strengthen our presence in China	Issuer	Abstain	N/A	N/A
561798	MERLIN ENTERTAINMENT	MERL	BDZT6P9	5/14/2015	5/12/2015	644	Resolution 1: Annual Report and Accounts for the year ended 27 December 2014 In Resolution 1 Shareholders are asked to receive the annual accounts and the reports of the Directors for the financial year ended 27 December 2014, together with the report of the auditors thereon (the "Annual Report and Accounts"). In order to reduce our impact on the environment we encourage Shareholders to receive electronic communications wherever possible. For those who do so, the Annual Report and Accounts can be read, downloaded and printed at our website www.merlinentertainments.biz (under the Investor Relations heading). For those Shareholders who have elected to receive a printed copy of the Annual Report and Accounts this is enclosed. Resolution 2: Final Dividend Shareholder approval is required for the payment of the final dividend of 4.2 pence per Ordinary Share which has been recommended by the Board. Subject to Shareholder approval, this dividend will be paid on 5 June 2015 to Shareholders on the register of members of the Company at the close of business on 1 May 2015. Resolution 3: Directors’ Remuneration Report The Directors’ Remuneration Report is set out on pages 74 to 92 of the Annual Report and Accounts and comprises: • Statement from the Chairman of the Remuneration Committee; and • Annual Report on Remuneration. Resolution 3 seeks approval of the Annual Report on Remuneration. This will be an advisory vote only. It is intended that this Resolution will be put annually as required by the Companies Act 2006 (the “Act”). Resolutions 4 to 10: Re-Election of Directors The UK Corporate Governance Code recommends that all Directors of FTSE 350 companies should put themselves forward for re-election annually. The Company proposes to follow this recommendation. Miguel Ko, Dr Gerry Murphy and Rob Lucas have given notice to the Company that they will step down at the conclusion of the Annual General Meeting and will not put themselves forward for re-election. Each of the other Directors has submitted themself for re-election at the Annual General Meeting and separate Resolutions will be proposed for the re-election of each Director seeking re-election. The Nomination Committee has considered the skills and experience of each of the Directors seeking re-election and has concluded that, following individual performance evaluations, each continues to perform effectively and to demonstrate commitment to the role and so is suitable for re-election and that in each case their re-election at the Annual General Meeting should be recommended to Shareholders. Biographical details of all the Directors standing for re-election appear on pages 61 to 63 of the Annual Report and Accounts. Resolutions 11 and 12: Re-Appointment of Auditors and Remuneration The Company is required, at each General Meeting at which the Company's Annual Report and Accounts are laid, to appoint auditors to hold office until the conclusion of the next such meeting. Resolution 11 re-appoints KPMG LLP as auditors to the Company. Resolution 12 authorises the Directors to determine the remuneration of the auditors. Resolution 13: Political Donations and Expenditure The Company does not make, and does not intend to make, any political donations or incur political expenditure. However, the law in this area is widely drafted and could prohibit some activities (such as political lobbying and promoting changes in the law which the Board considers may be in the interest of the Company) unless the Company has first obtained Shareholder approval. Resolution 13 therefore seeks authority to permit political donations and political expenditure in order to authorise activities which would be within the Company’s ordinary business. The Resolution also permits political donations made and political expenditure incurred by any subsidiary of the Company. Resolution 14: Authority to Allot Shares Under English law, the Directors are not able to allot shares or grant rights to subscribe for or convert any security into, shares in the Company ("Rights") without the prior approval of Shareholders. The Directors are seeking renewal of the authority given at the 2014 Annual General Meeting of the Company which is due to expire at the conclusion of the Annual General Meeting. This authority was not exercised during the year. The Directors have no present intention of exercising this authority, but, if given, the authority to allot shares or grant Rights will expire at the conclusion of the Company's Annual General Meeting in 2016, or on 30 June 2016, whichever is earlier. Accordingly, Resolution 14 seeks authority for the Directors to allot shares up to a nominal amount of £3,379,153.44 representing approximately one third (33.33%) of the Company’s existing issued share capital calculated as at 9 April 2015 (being the latest practicable date prior to publication of this document). In accordance with the latest institutional guidelines by the Investment Association, paragraph (b) of Resolution 14 will also allow Directors to allot, inclusive of any Ordinary Shares issued pursuant to the exercise of the authority granted by paragraph (a) of Resolution 14, Ordinary Shares in connection with a pre-emptive offer by way of a rights issue to ordinary Shareholders up to a maximum nominal amount of £6,758,306.88, representing approximately two thirds (66.66%) of the Company's existing issued share capital calculated as at 9 April 2015 (being the latest practicable date prior to publication of this document). The Directors have no present intention of exercising this authority. As at the date of this Notice the Company does not currently hold any treasury shares. Resolution 15: Rule 9 Waiver Resolution The Rule 9 Waiver Resolution, which will be proposed as an Ordinary Resolution, seeks Independent Shareholders’ approval of a waiver of the obligation that could arise on KIRKBI to make a general offer for the entire issued share capital of the Company as a result of purchases by the Company of Ordinary Shares pursuant to the authority granted by Resolution 17 (Purchase of Own Shares). Under Rule 9 of the Takeover Code, when (i) any person acquires, whether by a series of transactions over a period of time or not, an interest in shares which, taken together with shares in which he and persons acting in concert with him are interested, carry 30 per cent. or more of the voting rights of a company subject to the Takeover Code, or (ii) any person who, together with persons acting in concert with him, is interested in shares which in aggregate carry not less than 30 per cent. of the voting rights of a company, but does not hold shares carrying more than 50 per cent. of such voting rights and such person, or any person acting in concert with him, acquires an interest in any other shares which increases the percentage of the shares carrying voting rights in which he is interested, then in either case, that person is normally required to make a general offer in cash for all the remaining equity share capital of the company at the highest price paid by him, or any persons acting in concert with him, for shares in the company within the twelve months prior to announcement of the offer. Under Rule 37 of the Takeover Code, when a company purchases its own voting shares, any resulting increase in the percentage of shares carrying voting rights in which a person or group of persons acting in concert is interested will be treated as an acquisition for the purposes of Rule 9 of the Takeover Code (although a Shareholder who is neither a director nor acting in concert with a director will not normally incur an obligation to make a Rule 9 offer). For this purpose KIRKBI is regarded as acting in concert with its Representative Director on the Board, Søren Thorup Sørensen, and, accordingly, would, in such circumstances, normally be required to make a Rule 9 offer. The Company has applied to the Panel for a waiver of Rule 9 of the Takeover Code in order to permit the authority granted by Resolution 17 (Purchase of Own Shares) to be exercised by the Board (if such authority is approved by Shareholders) without triggering an obligation on the part of KIRKBI to make a general offer to Shareholders. The Panel has agreed, subject to Independent Shareholders’ approval on a poll, to waive the requirement for KIRKBI to make a general offer to all Shareholders where such an obligation would arise as a result of purchases by the Company of up to 101,374,603 Ordinary Shares pursuant to the authority granted by Resolution 17 (Purchase of Own Shares). KIRKBI is currently interested in an aggregate of 302,971,529 Ordinary Shares, representing 29.89 per cent. of the issued share capital of the Company. If the Company were to repurchase from persons other than KIRKBI all the Ordinary Shares for which it is seeking authority, KIRKBI’s interest in Ordinary Shares would as a result (assuming no other allotments of Ordinary Shares) increase to 302,971,529 Ordinary Shares representing 33.21 per cent. of the issued share capital of the Company. This would ordinarily have the effect of triggering Rule 9 of the Takeover Code and result in KIRKBI being under an obligation to make a general offer to all Shareholders. As KIRKBI is interested in the outcome of Resolution 15 (Rule 9 Waiver Resolution) it will be precluded from voting on this Resolution. No other Shareholder is considered to be acting in concert with KIRKBI. Resolution 16: Disapplication of Pre-emption Rights The Directors are also seeking a power from Shareholders to allot equity securities or sell treasury shares for cash and otherwise than to existing Shareholders pro rata to their holdings. The power currently granted to Directors at the 2014 Annual General Meeting of the Company is due to expire at the conclusion of the Annual General Meeting. Accordingly, Resolution 16 will be proposed as a Special Resolution to grant such a power. Apart from offers or invitations in proportion to the respective number of shares held, the power will be limited to the allotment of equity securities and sales of treasury shares for cash up to an aggregate nominal value of £1,013,746.02 (being 10% of the Company's issued Ordinary Share capital at 9 April 2015, the latest practicable date prior to publication of this document). If given, this power will expire at the conclusion of the Company's Annual General Meeting in 2016, or on 30 June 2016, whichever is the earlier. The figure of 10% (increased from 5% last year) reflects the Pre-Emption Group 2015 Statement of Principles for the disapplication of pre-emption rights (the "Statement of Principles"). Your Directors will have due regard to the Statement of Principles in relation to any exercise of this power, in particular (1) as regards the first 5%, to the requirement for advance consultation and explanation before making any non-pre-emptive cash issue pursuant to this .Resolution 17: Purchase of Own Shares Resolution 17, which is conditional on the passing of Resolution 15 (Rule 9 Waiver Resolution), gives the Company the authority to purchase its own shares in the market in accordance with the Act. This would be a renewal of the authority granted at the 2014 Annual General Meeting of the Company. The authority was not exercised during the year. The authority limits the number of shares that could be purchased to a maximum of 101,374,603, representing approximately 10% of the Company’s existing issued share capital as at 9 April 2015 (being the latest practicable date prior to the publication of this document) and sets minimum and maximum prices at which any such purchase may be made. This authority will expire at the conclusion of the Company's Annual General Meeting in 2016, or on 30 June 2016, whichever is the earlier. The Directors consider that it would be in the interests of the Company for it to be in a position to purchase its own shares in certain circumstances. The Directors will exercise this authority only if they are satisfied that a purchase would result in an increase in expected earnings per share and would be in the interests of Shareholders generally. If Resolution 17 is passed, shares purchased pursuant to this authority may, within statutory limits, be cancelled (and the number of shares in issue would be reduced accordingly), or in accordance with the Act be held as treasury shares (which would not be entitled to any dividend or voting rights while held in treasury). This would give the Company the ability to re-issue treasury shares quickly and cost effectively and would provide the Company with additional flexibility in the management of its capital base. The Directors have no present intention of exercising this authority. As at 9 April 2015 (being the latest practicable date prior to the publication of this document) the Company had granted options and awards under its employee share plans over in aggregate 15,517,367 shares (assuming full vesting and exercise), which if exercised would represent 1.51% of the Company's issued share capital at that date. If the Company were to purchase its own shares to the fullest extent of its authority from Shareholders (existing and being sought), this number of outstanding options could potentially represent 1.67% of the issued share capital of the Company. There are no warrants outstanding. A purchase of Ordinary Shares by the Company pursuant to the authority granted by Resolution 17 could increase the percentage of voting rights held by KIRKBI. In certain circumstances (described above) such an increase could trigger an obligation on KIRKBI to make a mandatory offer for the whole of the issued share capital of the Company pursuant to the Takeover Code. Independent Shareholders will be asked, under Resolution 15, to approve the waiver by the Panel of the mandatory offer provisions such that the purchases of Ordinary Shares by the Company pursuant to the authority granted under Resolution 17 will not trigger a requirement for KIRKBI to make a mandatory offer for the entire issued share capital of the Company. Further details of this waiver are set out below. Resolution 18: Notice Period for General Meetings (other than Annual General Meetings) The minimum notice period for General Meetings of listed companies is normally 21 clear days but this can be reduced to 14 clear days (other than for an Annual General Meeting) provided that the Company satisfies certain requirements. These requirements are that: (i) the Company offers a facility for Shareholders to vote by electronic means. This requirement is met if the Company has a facility enabling all Shareholders to appoint a proxy by means of a website; and (ii) a Special Resolution is passed by Shareholders annually approving the reduction of the minimum notice period from 21 clear days to 14 clear days. The Company satisfies requirement (i) already. The Directors consider that it is in the interests of the Company to have the flexibility to hold General Meetings on shorter notice and, accordingly, Resolution 18 is a Special Resolution to approve this. The flexibility offered by this Resolution will be used where, taking into account the circumstances, the Directors consider this appropriate in relation to the business to be considered at the meeting. The approval of this Resolution will be effective until the conclusion of the Company's Annual General Meeting in 2016 (or, if earlier, 30 June 2016), when it is intended that renewal of the approval will be sought. This would be a renewal of the authority given at the 2014 Annual General Meeting. This authority was not used during the year. 8 resolution which exceeds 7.5% of Resolution 17: Purchase of Own Shares Resolution 17, which is conditional on the passing of Resolution 15 (Rule 9 Waiver Resolution), gives the Company the authority to purchase its own shares in the market in accordance with the Act. This would be a renewal of the authority granted at the 2014 Annual General Meeting of the Company. The authority was not exercised during the year. The authority limits the number of shares that could be purchased to a maximum of 101,374,603, representing approximately 10% of the Company’s existing issued share capital as at 9 April 2015 (being the latest practicable date prior to the publication of this document) and sets minimum and maximum prices at which any such purchase may be made. This authority will expire at the conclusion of the Company's Annual General Meeting in 2016, or on 30 June 2016, whichever is the earlier. The Directors consider that it would be in the interests of the Company for it to be in a position to purchase its own shares in certain circumstances. The Directors will exercise this authority only if they are satisfied that a purchase would result in an increase in expected earnings per share and would be in the interests of Shareholders generally. If Resolution 17 is passed, shares purchased pursuant to this authority may, within statutory limits, be cancelled (and the number of shares in issue would be reduced accordingly), or in accordance with the Act be held as treasury shares (which would not be entitled to any dividend or voting rights while held in treasury). This would give the Company the ability to re-issue treasury shares quickly and cost effectively and would provide the Company with additional flexibility in the management of its capital base. The Directors have no present intention of exercising this authority. As at 9 April 2015 (being the latest practicable date prior to the publication of this document) the Company had granted options and awards under its employee share plans over in aggregate 15,517,367 shares (assuming full vesting and exercise), which if exercised would represent 1.51% of the Company's issued share capital at that date. If the Company were to purchase its own shares to the fullest extent of its authority from Shareholders (existing and being sought), this number of outstanding options could potentially represent 1.67% of the issued share capital of the Company. There are no warrants outstanding. A purchase of Ordinary Shares by the Company pursuant to the authority granted by Resolution 17 could increase the percentage of voting rights held by KIRKBI. In certain circumstances (described above) such an increase could trigger an obligation on KIRKBI to make a mandatory offer for the whole of the issued share capital of the Company pursuant to the Takeover Code. Independent Shareholders will be asked, under Resolution 15, to approve the waiver by the Panel of the mandatory offer provisions such that the purchases of Ordinary Shares by the Company pursuant to the authority granted under Resolution 17 will not trigger a requirement for KIRKBI to make a mandatory offer for the entire issued share capital of the Company. Further details of this waiver are set out below. Resolution 18: Notice Period for General Meetings (other than Annual General Meetings) The minimum notice period for General Meetings of listed companies is normally 21 clear days but this can be reduced to 14 clear days (other than for an Annual General Meeting) provided that the Company satisfies certain requirements. These requirements are that: (i) the Company offers a facility for Shareholders to vote by electronic means. This requirement is met if the Company has a facility enabling all Shareholders to appoint a proxy by means of a website; and (ii) a Special Resolution is passed by Shareholders annually approving the reduction of the minimum notice period from 21 clear days to 14 clear days. The Company satisfies requirement (i) already. The Directors consider that it is in the interests of the Company to have the flexibility to hold General Meetings on shorter notice and, accordingly, Resolution 18 is a Special Resolution to approve this. The flexibility offered by this Resolution will be used where, taking into account the circumstances, the Directors consider this appropriate in relation to the business to be considered at the meeting. The approval of this Resolution will be effective until the conclusion of the Company's Annual General Meeting in 2016 (or, if earlier, 30 June 2016), when it is intended that renewal of the approval will be sought. This would be a renewal of the authority given at the 2014 Annual General Meeting. This authority was not used during the year. 8 the Company's issued share capital in any rolling three year period; and (2) as regards the second 5%, your Directors confirm that they intend to use this power only in connection with an acquisition or specified capital investment (within the meaning of the Statement of Principles from time to time) which is announced contemporaneously with the issue, or which has taken place in the preceding six month period and is disclosed in the announcement of the issue.	Issuer	Abstain	N/A	N/A
190964	MICRON TECHNOLOGY INC	MU	595112103	1/22/2015	11/21/2014	4,450	1. To elect directors to serve for the ensuing year and until their successors are elected and qualified; 2. To approve the Amended and Restated 2007 Equity Incentive Plan and increase the shares reserved for issuance thereunder by 30,000,000; 3. To ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 3, 2015; 4. To amend our Restated Certificate of Incorporation to eliminate cumulative voting; 5. To approve the material terms of the performance goals under our Executive Officer Performance Incentive Plan; 6. To approve a non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement; and 7. To transact such other business as may properly come before the meeting or any adjournment thereof.	Issuer	Abstain	N/A	N/A
190964	MICROSOFT CORP	MSFT	594918104	12/3/2014	9/30/2014	33,562	• To elect 10 directors from among the nominees described in this Proxy Statement • To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers • To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2015 • To consider a shareholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting • To transact other business that may properly come before the Annual Meeting	Issuer	Abstain	N/A	N/A
190964	MONDELEZ INTERNATIONAL INC	MDLZ	609207105	5/20/2015	3/11/2015	6,968	(1) To elect the 12 directors named in the Proxy Statement; (2) To hold an advisory vote to approve executive compensation; (3) To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2015; (4) To vote on one shareholder proposal if properly presented at the meeting; and (5) To transact any other business properly presented at the meeting and at any adjournments or postponements of the meeting.	Issuer	Abstain	N/A	N/A
561798	MONDI PLC	MNDI	B1CRLC4	5/13/2015	5/11/2015	334	To consider and, if deemed fit, to pass, with or without modification, the following ordinary resolutions of Mondi Limited and Mondi plc: 1. To re-elect Stephen Harris as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 2. To re-elect David Hathorn as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 3. To re-elect Andrew King as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 4. To re-elect Imogen Mkhize as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 5. To re-elect John Nicholas as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 6. To re-elect Peter Oswald as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 7. To re-elect Fred Phaswana as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 8. To re-elect Anne Quinn as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 9. To re-elect David Williams as a director of Mondi Limited and Mondi plc in accordance with the provisions of the Memorandum of Incorporation of Mondi Limited and the Articles of Association of Mondi plc. 10. Subject to his re-election as a director pursuant to resolution 1, to elect Stephen Harris, who fulfils the requirements of section 94(4) of the South African Companies Act 71 of 2008, as a member of the DLC audit committee of Mondi Limited and Mondi plc, to hold office until the conclusion of the Annual General Meetings of Mondi Limited and Mondi plc to be held in 2016. 11. Subject to his re-election as a director pursuant to resolution 5, to elect John Nicholas, who fulfils the requirements of sect ion 94(4) of the South African Companies Act 71 of 2008, as a member of the DLC audit committee of Mondi Limited and Mondi plc, to hold office until the conclusion of the Annual General Meetings of Mondi Limited and Mondi plc to be held in 2016. 12. Subject to her re-election as a director pursuant to resolution 8, to elect Anne Quinn, who fulfils the requirements of section 94(4) of the South African Companies Act 71 of 2008, as a member of the DLC audit committee of Mondi Limited and Mondi plc, to hold office until the conclusion of the Annual General Meetings of Mondi Limited and Mondi plc to be held in 2016. Mondi Limited business To consider and, if deemed fit, to pass, with or without modification, the following resolutions of Mondi Limited: Ordinary resolutions 13. To receive the audited financial statements of Mondi Limited for the year ended 31 December 2014, together with the reports of the DLC audit committee, the directors and the auditors of Mondi Limited. 14. To endorse Mondi Limited’s remuneration policy as set out in the remuneration report of Mondi Limited for the year ended 31 December 2014. Mondi plc | Notice of Annual General Meeting 2015 03 Special resolution number 1 15. That the remuneration of the non-executive directors be approved, in terms of the Mondi Limited Memorandum of Incorporation and section 66(9) of the South African Companies Act 71 of 2008 , at the level of fees paid in respect of the 2014 financial year escalated by a maximum of 2.21% with effect from the date of this Annual General Meeting. Ordinary resolutions 16. Subject to the passing of resolution 26, to declare a final dividend of 379.38999 rand cents per ordinary share in Mondi Limited for the year ended 31 December 2014. 17. To reappoint Deloitte & Touche as auditors, and Shelly Nelson as the registered auditor responsible for the audit, of Mondi Limited to hold office until the conclusion of the Annual Genera l Meeting of Mondi Limited to be held in 2016. 18. To authorise the DLC audit committee to fix the remuneration of Deloitte & Touche. Special resolution number 2 19. That, to the extent required by the South African Companies Act 71 of 2008 (the ‘SA Companies Act’) and subject to compliance with the requirements of the Memorandum of Incorporation of Mondi Limited, the SA Companies Act and the Listings Requirements of the JSE Limited (each as presently constituted and as amended from time to time), the directors of Mondi Limited may authorise Mondi Limited to provide direct or indirect financial assistance, including by way of lending money, guaranteeing a loan or other obligation, and securing any debt or obligation, or otherwise to any related or inter-related company or corporation, and/or to a member of a related or inter-related company or corporation, and/or to a person related to any such company, corporation or member all as contemplated in section 44 and/or 45 of the SA Companies Act, for such amounts and on such terms and conditions as the Mondi Limited directors may determine. This authority will expire at the earlier of the second anniversary of the date on which this special resolution is adopted and the date of the Annual General Meeting of Mondi Limited to be held in 2016. Ordinary resolutions 20. That the directors of Mondi Limited be authorised to allot and issue and/or to grant options to subscribe for, a number of authorised but unissued shares equal to 5% of the issued ordinary shares of Mondi Limited, at their discretion until the Annual General Meeting of Mondi Limited to be held in 2016, subject to the provisions of the South African Companies Act 71 of 2008, the Listings Requirements of the JSE Limited and the Memorandum of Incorporation of Mondi Limited (each as presently constituted and as amended from time to time). 21. That the directors of Mondi Limited be authorised to allot and issue and/or to grant options to subscribe for, a number of authorised but unissued shares equal to 5% of the issued special converting shares of Mondi Limited, at their discretion until the Annual General Meeting of Mondi Limited to be held in 2016, subject to the provisions of the South African Companies Act 71 of 2008, the Listings Requirements of the JSE Limited and the Memorandum of Incorporation of Mondi Limited (each as presently constituted and as amended from time to time). 22. That, subject to the passing of resolution 20, in accordance with the Memorandum of Incorporation of Mondi Limited, the South African Companies Act 71 of 2008 and the Listings Requirements of the JSE Limited (each as presently constituted and as amended from time to time), the directors of Mondi Limited are authorised by way of a general authority to allot and issue up to 5,915,648 Mondi Limited ordinary shares (representing 5% of Mondi Limited’s issued ordinary shares) for cash as and when suitable situations arise, subject to the specific limitations a s required by the Listings Requirements of the JSE Limited. Special resolution number 3 23. That, in accordance with the Memorandum of Incorporation of Mondi Limited and with effect from 13 May 2015, Mondi Limited hereby approves as a general authority contemplated in paragraph 5.72 of the Listings Requirements of the JSE Limited, the acquisition by Mondi Limited, or any of its subsidiaries from time to time, of the issued ordinary shares of Mondi Limited, upon such terms and conditions and in such amounts as the directors of Mondi Limited or any of its subsidiaries may from time to time decide, but subject to the provisions of the Memorandum of Incorporation of Mondi Limited, the South African Companies Act 71 of 2008 and the Listings Requirements of the JSE Limited (each as presently constituted and as amended from time to time). Mondi plc business To consider and, if deemed fit, to pass, with or without modification, the following resolutions of Mondi plc: Ordinary resolutions 24. To receive the audited financial statements of Mondi plc for the year ended 31 December 2014, together with the reports of the DLC audit committee, the directors and the auditors of Mondi plc. Mondi plc | Notice of Annual General Meeting 2015 04 25. To approve the directors’ remuneration report of Mondi plc, other than the part containing the directors’ remuneration policy, for the year ended 31 December 2014 as set out on pages 103 to 113 of the Mondi Group Integrated report and financial statements 2014. 26. Subject to the passing of resolution 16, to declare a final dividend of 28.77 euro cents per ordinary share in Mondi plc for the year ended 31 December 2014. 27. To reappoint Deloitte LLP as auditors of Mondi plc to hold office until the conclusion of the Annual General Meeting of Mondi plc to be held in 2016. 28. To authorise the DLC audit committee to fix the remuneration of Deloitte LLP. 29. That the directors of Mondi plc be generally and unconditionally authorised pursuant to and in accordance with section 551 of the UK Companies Act 2006 to exercise all the powers of Mondi plc to allot shares or grant rights to subscribe for or to convert any security into shares up to an aggregate nominal amount of €4,855,537.60. Such authority to apply in substitution for all previous authorities pursuant to section 551 of the UK Companies Act 2006 and to expire at the conclusion of the next Annual General Meeting of Mondi plc to be held in 2016 or, if earlier, 30 June 2016, but so that Mondi plc may make offers or enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or to convert any shares to be granted after the authority expires. Special resolution number 4 30. That, subject to the passing of resolution 29, the directors of Mondi plc be empowered to allot equity securities (as defined in section 560(1) of the UK Companies Act 2006) wholly f or cash pursuant to the authority given in resolution 29 in connection with: i. a Rights Issue to ordinary shareholders (excluding any holding of treasury shares) where the rights of each shareholder are, as nearly as practicable, proportionate to the number of shares held. The directors of Mondi plc may exclude certain shareholders, deal with fractions and generally manage the Rights Issue as they think fit; and ii. the allotment of equity securities up to an aggregate nominal value of €3,672,408, as if section 561(1) of the UK Companies Act 2006, to the extent applicable, did not apply to any such allotment; such power to expire at the conclusion of the next Annual General Meeting of Mondi plc to be held in 2016 or, if earlier, 30 June 2016, but so that Mondi plc may make offers and enter into agreements which would, or might, require equity securities to be allotted after the power expires. For the purposes of this resolution 30, ‘Rights Issue’ has the meaning given to the term in the Articles of Association of Mondi plc. Special resolution number 5 31. That Mondi plc is generally and unconditionally authorised for the purpose of section 701 of the UK Companies Act 2006 to make market purchases (as defined in section 693 of the UK Companies Act 2006) of its own ordinary shares of €0.20 each in the capital of Mondi plc provided that: i. the maximum number of ordinary shares which may be purchased is 18,362,040 (representing 5% of Mondi plc’s issued ordinary share capital); ii. the minimum price which may be paid for any ordinary share is € 0.20; iii. the maximum price which may be paid for any ordinary share is no more than 5% above the average of the middle market quotations of the ordinary shares of Mondi plc as derived from the London Stock Exchange Daily Official List for the five business days immediately before the day on which such share is contracted to be purchased; and iv. this authority will expire at the conclusion of the Annual General Meeting of Mondi plc to be held in 2016 or, if earlier, 30 June 2016 (except in relation to the purchase of shares the contract for which was concluded before the expiry of such authority and which may be executed wholly or partly after such expiry). By order of the board	Issuer	Abstain	N/A	N/A
190964	MONSTER BEVERAGE CORP	MNST	61174X109	8/7/2015	6/17/2015	694	1. To elect ten directors to serve until the 2016 annual meeting of stockholders of the Company; 2. To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015; 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; 4. To consider a stockholder proposal regarding proxy access, if properly presented at the Annual Meeting (the “Proxy Access Proposal”); and 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561761	MUENCHENER RUECKVER AG-REG	MUV2	5294121	4/23/2015	4/16/2015	3,777	23 April 2015 | Group Press release Munich Re with dividend payout of almost €1.3bn. Munich Re is paying out a significantly increased dividend of €7.75 per share for the financial year 2014 (previous year: €7.25). This means Munich Re is making a total payout of almost €1.3bn to its shareholders. The relevant proposal was approved by shareholders at today's Annual General Meeting in Munich. For the current financial year, Munich Re is aiming for a profit of €2.5–3bn. Looking back at the financial year 2014, CEO Nikolaus von Bomhard told today's Annual General Meeting: "For Munich Re, 2014 was another good year – as it was for you, our shareholders. We not only hit our targets, we beat them. And this in an insecure political and economic environment." Von Bomhard continued: "The result of €3.2bn allows us to propose that we raise the dividend to €7.75. Munich Re is and remains one of the strongest high-dividend companies in the DAX." In addition, Munich Re is returning unneeded surplus capital to its shareholders via share buy-back programmes: Since the last Annual General Meeting, it has repurchased shares with a value of €1bn. In a new share buy-back programme, shares with a volume of up to €1bn are to be repurchased before the Annual General Meeting on 27 April 2016. "If we take the dividends and share buy-backs together, in the period between 2006 and the next Annual General Meeting in 2016 we will probably have directly or indirectly paid out almost €20bn to our shareholders," said von Bomhard. In a first, very early assessment of Munich Re's performance in the first quarter, von Bomhard said: "We are right on track." Munich Re will be publishing its figures for the first quarter on 7 May 2015. The CEO confirmed the profit target for 2015: "We are aiming for a consolidated result of €2.5–3bn in 2015." He continued: "I think this is an ambitious but realistic target." With regard to Munich Re's perspectives, he said: "As a primary insurer and reinsurer, we have a variety of opportunities for profitable expansion at our disposal – with regard to risks that are still underinsured even in developed markets or in markets that are prospering economically. Large parts of Asia, for instance, are seeing strong growth in their economies and also in their insurance markets. We expect premium income in these regions to increase by around 10% by 2020. We want a part of this growth, and as a Group we have built up a good basis for further profitable expansion in these markets." At the same time, Munich Re banks on innovations: "Innovations enable us to keep pushing back the boundaries of insurability and to tap into new markets. Worldwide, there are so many risks – political, economic, technical, climate-related, biological or any other kind of risk – that it is scarcely possible to exhaust the demand for intelligent insurance cover. It is up to us to take advantage of this potential", said von Bomhard. Annual General Meeting resolutions The AGM adopted all the motions by large majorities. These included the following: Payment of a dividend of €7.75 per share for 2014 (2013: €7.25). Overall dividend payout of €1.293bn (1.254bn). Re-approval of the remuneration system for the members of the Board of Management, last adjusted with effect from 1 January 2013, and approval of the actions of the Board of Management and the Supervisory Board. The authorisation to buy back shares up to a total amount of 10% of the share capital (also using derivatives). The preceding authorisation had been substantially exhausted by the share buy-back programme launched in May 2014 and has now been replaced. An authorisation valid until 22 April 2020 to issue convertible bonds, bonds with warrants, profit participation rights and corresponding contingent capital. The authorisation replaces an existing financing framework in the same volume. The same applies to a new Authorised Capital Increase 2015 (€10m) for the purpose of issuing employee shares. All voting results are available at www.munichre.com/agm.	Issuer	Abstain	N/A	N/A
190964	MYLAN NV	MYL	N59465109	1/29/2015	11/4/2014	1,581	Mylan shareholders are being asked to approve three proposals related to the Merger: • A proposal to approve the Business Transfer Agreement (“Proposal 1”); • A proposal to approve, on a non-binding advisory basis, specified compensatory arrangements between Mylan and its named executive officers relating to the Transaction (“Proposal 2”); and • A proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Business Transfer Agreement (“Proposal 3” and, together with Proposals 1 and 2, the “Proposals” and each, a “Proposal”). Proposals 2 and 3 are non-binding and approval of Proposals 2 and 3 is not a condition to the consummation of the Transaction.	Issuer	Abstain	N/A	N/A
561798	NATIONAL GRID PLC	NG/	B08SNH3	7/21/2015	7/18/2015	3,428	he Annual General Meeting (AGM) will consider the following resolutions, which in the case of resolutions 18, 19 and 20 will be proposed as special resolutions with the remainder being proposed as ordinary resolutions. 1. To receive the Company’s accounts for the year ended 31 March 2015, the Directors’ Reports and the Auditors’ Report on the accounts. 2. To declare a final dividend of 28.16 pence per ordinary share (US$2.1866 per American Depositary Share (ADS)) for the year ended 31 March 2015. 3. To re-elect Sir Peter Gershon as a Director. 4. To re-elect Steve Holliday as a Director. 5. To re-elect Andrew Bonfield as a Director. 6. To re-elect John Pettigrew as a Director. 7. To elect Dean Seavers as a Director. 8. To re-elect Nora Mead Brownell as a Director. 9. To re-elect Jonathan Dawson as a Director. 10. To re-elect Therese Esperdy as a Director. 11. To re-elect Paul Golby as a Director. 12. To re-elect Ruth Kelly as a Director. 13. To re-elect Mark Williamson as a Director. 14. To reappoint PricewaterhouseCoopers LLP as the Company’s auditors until the conclusion of the next general meeting at which accounts are laid before the Company. 15. To authorise the Directors to set the auditors’ remuneration. 16. To approve the Directors’ Remuneration Report, excluding the Directors’ remuneration policy set out on pages 62 to 68, contained in the Annual Report. 17. To authorise the Directors generally and unconditionally, in accordance with Section 551 of the Companies Act 2006 (the ‘2006 Act’), to allot shares in the Company or to grant rights to subscribe for or convert any security into shares in the Company up to an aggregate nominal amount of £142,114,664. This authority shall expire at the earlier of the close of the next AGM and 21 October 2016 except that the Directors shall be entitled, at any time prior to the expiry of this authority, to make an offer or enter into an agreement which would, or might, require shares to be allotted or subscription or conversion rights to be granted after such expiry and the Directors may allot shares or grant rights in accordance with such offer or agreement as if the authority conferred had not expired. 18. Subject to the passing of resolution 17 set out above, to authorise the Directors, in accordance with Section 570 of the 2006 Act, to allot equity securities wholly for cash, including a sale of treasury shares, as if Section 561 of the 2006 Act did not apply to any such allotment or sale, provided that this power shall be limited to: (i) any such allotment or sale in connection with a pre-emptive offer; and (ii) any such allotment or sale, otherwise than pursuant to a pre-emptive offer, of equity securities up to an aggregate nominal value of £21,317,199. This authority shall expire at the earlier of the close of the next AGM and 21 October 2016 except that the Directors shall be entitled, at any time prior to the expiry of this authority, to make an offer or enter into an agreement which would, or might, require equity securities to be allotted wholly or partly after such expiry and the Directors may allot equity securities in accordance with such offer or agreement as if the authority conferred had not expired. Resolutions 02 National Grid Notice of 2015 Annual General Meeting 41988_NG_Notice_of_AGM_2015.indd 2 21/05/2015 17:22 Resolutions Explanation of resolutions Notes Shareholder information 19. To authorise the Company generally and unconditionally, for the purpose of Section 701 of the 2006 Act, to make market purchases of its ordinary shares provided that: (i) the maximum number of ordinary shares that may be acquired is 374,138,605 being 10% of the Company’s issued share capital (excluding treasury shares) as at 20 May 2015; (ii) the minimum price per share that may be paid for any such shares is 11 17 ⁄ 43 pence; and (iii) the maximum price per share that may be paid for any such shares is not more than the higher of: (a) an amount equal to 105% of the average market value for an ordinary share, as derived from the London Stock Exchange Official List, for the five business days prior to the day on which the purchase is made; and (b) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System. This authority shall expire at the earlier of the close of the next AGM and 21 October 2016 except that the Company shall be entitled, at any time prior to the expiry of this authority, to make a contract of purchase which would, or might, be executed wholly or partly after such expiry and to purchase shares in accordance with such contract as if the authority conferred had not expired. 20. To authorise the Directors, in accordance with the Company’s Articles of Association (Articles), to call a general meeting of the Company, other than an AGM, on not less than 14 working days’ notice. The Directors believe the proposals set out in resolutions 1 to 20 are in the best interests of shareholders as a whole and they unanimously recommend that shareholders vote in favour of each of the resolutions as they intend to do in respect of their own holdings. On behalf of the Board Alison Kay Group General Counsel & Company Secretary 20 May 2015 National Grid plc Registered Office: 1-3 Strand, London WC2N 5EH Registered in England and Wales No. 40311	Issuer	Abstain	N/A	N/A
190964	NETAPP INC	NTAP	64110D104	9/5/2014	7/22/2014	1,291	1. To elect the following individuals to serve as members of the Board of Directors for the ensuing year or until their respective successors are duly elected and qualified: Thomas Georgens, T. Michael Nevens, Jeffry R. Allen, Tor R. Braham, Alan L. Earhart, Gerald Held, Kathryn M. Hill, George T. Shaheen, Robert T. Wall and Richard P. Wallace; 2. To approve an amendment to NetApp’s Amended and Restated 1999 Stock Option Plan to increase the share reserve by an additional 7,500,000 shares of common stock; 3. To approve an amendment to NetApp’s Employee Stock Purchase Plan to increase the share reserve by an additional 5,000,000 shares of common stock; 4. To approve NetApp’s Executive Compensation Plan; 5. To conduct an advisory vote to approve Named Executive Officer compensation; 6. To consider a stockholder proposal, if properly presented at the Annual Meeting; 7. To ratify the appointment of Deloitte & Touche LLP as NetApp’s independent registered public accounting firm for the fiscal year ending April 24, 2015; and 8. To transact such other business as may properly come before the Annual Meeting	Issuer	Abstain	N/A	N/A
190964	NETFLIX INC	NFLX	64110L106	6/9/2015	4/10/2015	248	1. To elect three Class I directors to hold office until the 2018 Annual Meeting of Stockholders; 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; 3. Advisory approval of the Company’s executive officer compensation; 4. To amend our Certificate of Incorporation to increase the number of shares of capital stock we have authorized to issue from 170,000,000 (160,000,000 shares of common stock and 10,000,000 shares of preferred stock), par value $0.001, to 5,000,000,000 (4,990,000,000 shares of common stock and 10,000,000 shares of preferred stock), par value $0.001; 5. To consider three stockholder proposals, if properly presented at the meeting; 6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.	Issuer	Abstain	N/A	N/A
561798	NEXT PLC	NXT	3208986	5/14/2015	5/12/2015	134	1. To receive and adopt the accounts and reports of the directors and auditor 2. To approve the Remuneration Report 3. To declare a final dividend of 100p per share 4. To re-elect John Barton as a director 5. To re-elect Steve Barber as a director 6. To re-elect Caroline Goodall as a director 7. To elect Amanda James as a director 8. To re-elect Michael Law as a director 9. To re-elect Francis Salway as a director 10. To re- elect Jane Shields as a director 11. To elect Dame Dianne Thompson as a director 12. To re-elect Lord Wolfson as a director 13. To re-appoint Ernst & Young LLP as auditor and authorise the directors to set their remuneration 14. To authorise the NEXT Long Term Incentive Plan 15. Authority to allot shares 16. Authority to disapply pre-emption rights 17. Authority for on-market purchase of own shares 18. Authority to enter into Programme Agreements with each of Goldman Sachs, UBS AG, Deutsche Bank AG, HSBC Bank plc and Barclays Bank plc Less votes disregarded under the provisions of the Companies Act 2006 Resolution 18 total 19. To authorise the calling of general meeting (other than annual general meetings) on 14 clear days' notice	Issuer	Abstain	N/A	N/A
190964	NVIDIA CORP	NVDA	67066G104	5/20/2015	3/24/2015	2,255	• Election of twelve directors nominated by the Board of Directors • Approval of our executive compensation • Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2016	Issuer	Abstain	N/A	N/A
190964	NXP SEMICONDUCTORS NV	NXPI	N6596X109	6/2/2015	5/5/2015	957	Composition of the Board of Directors, Authorization of the Board of Directors to (i) issue shares or grant rights to acquire shares and (ii) restrict or exclude pre-emption rights, Authorization to repurchase shares in the Company's capital, Cancellation of ordinary shares, Re-appointment of the external auditor	Issuer	Abstain	N/A	N/A
561798	OLD MUTUAL PLC	OML	B77J086	5/14/2015	5/12/2015	4,442	Resolution 1: To receive and adopt the directors' report and audited financial statements of the Group for the year ended 31 December 2014. Resolution 2: To declare a final dividend for the year ended 31 December 2014 of 6.25p per ordinary share in the capital of the Company on the register at the close of business on 24 April 2015. Resolution 3(i): To elect Mr P Hanratty as a director of the Company. Resolution 3(ii): To elect Ms I Johnson as a director of the Company. Resolution 3(iii): To elect Mr V Naidoo as a director of the Company. Resolution 3(iv): To re-elect Mr M Arnold as a director of the Company. Resolution 3(v): To re-elect Ms Z Cruz as a director of the Company. Resolution 3(vi): To re-elect Mr A Gillespie as a director of the Company. Resolution 3(vii): To re-elect Mr D Gray as a director of the Company. Resolution 3(viii): To re-elect Ms A Ighodaro as a director of the Company. Resolution 3(ix): To re-elect Mr R Marshall as a director of the Company. Resolution 3(x): To re-elect Mr N Moyo as a director of the Company. Resolution 3(xi): To re-elect Ms Nyembezi-Heita as a director of the Company. Resolution 3(xii): To re-elect Mr P O'Sullivan as a director of the Company. Resolution 3(xiii): To re-elect Mr J Roberts as a director of the Company. Resolution 4: To re-appoint KPMG LLP as auditors to the Company. Resolution 5: To authorise the Group Audit Committee to settle the remuneration of the auditors. Resolution 6: To approve the Directors' Remuneration Report, other than the part containing the Directors' Remuneration Policy, for the year ended 31 December 2014. Resolution 7: To grant authority to allot shares in the Company. Resolution 8: To grant authority to disapply pre-emption rights in allotting certain equity securities and selling treasury shares. Resolution 9: To grant the Board authority to repurchase shares by market purchase on the London Stock Exchange. Resolution 10: To approve contingent purchase contracts relating to purchases of shares on the African stock exchanges where the Company's shares are listed	Issuer	Abstain	N/A	N/A
190964	O'REILLY AUTOMOTIVE INC	ORLY	67103H107	5/5/2015	2/27/2015	419	The Annual Meeting is being held for the following purposes: • To elect as Directors the nine nominees named in the attached proxy statement, • To conduct an advisory (non-binding) vote on executive compensation, • To ratify the appointment of Ernst & Young LLP, as independent auditors for the fiscal year ending December 31, 2015, • To consider and act upon one shareholder proposal, if properly presented at the Annual Meeting, and • To transact such other business as may properly come before the meeting or any adjournments thereof.	Issuer	Abstain	N/A	N/A
190964	PACCAR INC	PCAR	693718108	4/21/2015	2/24/2015	1,468	1. To elect as directors the three Class II nominees named in the attached proxy statement to serve three-year terms ending in 2018. 2. To vote on a stockholder proposal regarding the annual election of all directors. 3. To vote on a stockholder proposal regarding proxy access. 4. To transact such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
190964	PAYCHEX INC	PAYX	704326107	10/15/2014	8/18/2014	1,499	Proposal 1 Election of directors for a one-year term Page 6 FOR all nominees Proposal 2 Advisory vote to approve named executive officer compensation Page 20 FOR Proposal 3 Ratification of selection of the Independent Registered Public Accounting Firm Page 52 FOR	Issuer	Abstain	N/A	N/A
561798	PEARSON PLC	PSON	0677608	4/24/2015	4/22/2015	738	1. To receive the 2014 report and accounts 2. To declare a final dividend 3. To re-elect Vivienne Cox 4. To re-elect John Fallon 5. To re-elect Robin Freestone 6. To re-elect Josh Lewis 7. To re-elect Linda Lorimer 8. To re-elect Harish Manwani 9. To re-elect Glen Moreno 10. To reappoint Elizabeth Corley 11. To reappoint Tim Score 12. To approve the annual remuneration report 13. To reappoint the auditors 14. To determine the remuneration of the auditors 15. To authorise the company to allot ordinary shares 16. To waive the preemption rights 17. To authorise the company to purchase its own shares	Issuer	Abstain	N/A	N/A
561798	PERSIMMON PLC	PSN	0682538	4/16/2015	4/14/2015	278	1. To receive and adopt the Directors’ and Auditor’s Reports and Financial Statements for the year ended 31 December 2014 2. To approve the Annual Report on Remuneration 3. To re-elect Nicholas Wrigley as a Director 4. To re-elect Jeffrey Fairburn as a Director 5. To re-elect Michael Killoran as a Director 6. To re-elect Nigel Greenaway as a Director 7. To re-elect David Jenkinson as a Director 8. To re-elect Richard Pennycook as a Director 9. To re-elect Jonathan Davie as a Director 10. To re-elect Mark Preston as a Director 11. To re-elect Marion Sears as a Director 12. To appoint KPMG LLP as auditor of the Company until the conclusion of the next Annual General Meeting and to authorise the Directors to determine the remuneration of the auditor.	Issuer	Abstain	N/A	N/A
190964	PRICELINE GROUP INC/THE	PCLN	741503403	6/4/2015	4/9/2015	215	Election of Directors (Proposal 1). The Board of Directors recommends that you vote FOR each of the Board of Directors' nominees. For more information, see Proposal 1 Election of Directors on page 4. Ratification of Independent Auditors (Proposal 2). The Board of Directors recommends that you vote FOR ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. For more information, see Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm on page 53. Advisory Vote to Approve Executive Compensation (Proposal 3). The Board of Directors recommends that you vote FOR the approval on an advisory basis of the Company's executive compensation. For more information, see Proposal 3 Advisory Vote to Approve Executive Compensation on page 56. Stockholder Proposal (Proposal 4). The Board of Directors recommends that you vote AGAINST the non-binding stockholder proposal concerning stockholder action by written consent. For more information, see Proposal 4 Stockholder Proposal Concerning Stockholder Action by Written Consent on page 57. Stockholder Proposal (Proposal 5). The Board of Directors recommends that you vote AGAINST the non-binding stockholder proposal concerning proxy access. For more information, see Proposal 5 Stockholder Proposal Concerning Proxy Access on page 61.	Issuer	Abstain	N/A	N/A
561798	PRUDENTIAL PLC	PRU	0709954	5/14/2015	5/12/2015	2,320	1. To receive and consider the Accounts, Strategic Report, Directors’ Remuneration Report, Directors’ Report and the Auditors’ Report (the Annual Report) 2. To approve the Directors’ Remuneration Report (other than the part containing the summary of the Directors’ Remuneration Policy) 3. To declare a final dividend of 25.74 pence per ordinary share of the Company 4. To re-elect Mr Pierre-Olivier Bouée as a director 5. To re-elect Sir Howard Davies as a director 6. To re-elect Ms Ann Godbehere as a director 7. To re-elect Ms Jacqueline Hunt as a director 8. To re-elect Mr Alexander Johnston as a director 9. To re-elect Mr Paul Manduca as a director 10. To re-elect Mr Michael McLintock as a director 11. To re-elect Mr Kaikhushru Nargolwala as a director 12. To re-elect Mr Nicolaos Nicandrou as a director 13. To re-elect Mr Anthony Nightingale as a director 14. To re-elect Mr Philip Remnant as a director 15. To re-elect Ms Alice Schroeder as a director 16. To re-elect Mr Barry Stowe as a director 17. To re-elect Mr Tidjane Thiam as a director 18. To re-elect Mr Michael Wells as a director 19. To re-appoint KPMG LLP as the Company’s auditor 20. To authorise the directors to determine the amount of the auditor's remuneration 21. To renew the authority to make political donations 22. To renew the authority to allot ordinary shares 23. To renew the extension of authority to allot ordinary shares to include repurchased shares 24. To renew the authority for disapplication of pre-emption rights 25. To renew the authority for purchase of own shares 26. To renew the authority in respect of notice for general meetings	Issuer	Abstain	N/A	N/A
190964	QUALCOMM INC	QCOM	747525103	3/9/2015	1/12/2015	6,896	1. To elect 15 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified. 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 27, 2015. 3. To approve an amendment to the 2001 Employee Stock Purchase Plan to increase the share reserve by 25,000,000 shares. 4. To hold an advisory vote to approve our executive compensation. 5. To transact such other business as may properly come before stockholders at the Annual Meeting or any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561798	RANDGOLD RESOURCES LTD	RRS	B01C3S3	5/5/2015	4/28/2015	84	1 . To receive and consider the audited financial statements of the company for the year ended 31 December 2014 together with the directors’ reports and the auditors report on the financial statements. 2. To declare a final dividend of US$0.60 per ordinary share recommended by the directors in respect of the financial year ended 31 December 2014. 3. To approve the directors’ remuneration report for the financial year ended 31 December 2014 (other than the directors remuneration policy). 4. To approve the directors’ remuneration policy. 5. To re-elect Mark Bristow as a director of the company. 6. To re-elect Norborne Cole Jr as a director of the company. 7. To re-elect Christopher Coleman as a director of the company. 8. To re-elect Kadri Dagdelen as a director of the company. 9. To re-elect Jamil Kassum as a director of the company. 10. To re-elect Jeanine Mabunda Lioko as a director of the company. 11 . To re-elect Andrew Quinn as a director of the company. 12. To re-elect Graham Shuttleworth as a director of the company. 13. To re-elect Karl Voltaire as a director of the company. 14. To elect Safiatou Ba-N'Daw as a director of the company. 15. To re-appoint BDO LLP as the auditor of the company, to hold office until the conclusion of the next annual general meeting of the company. 16. To authorise the directors to determine the remuneration of the auditors. 17. Authority to allot shares and grant rights to subscribe for, or convert any security into shares. 18. Awards of ordinary shares to non-executive directors (other than the Senior Independent Director and the Chairman). 19. Award of ordinary shares to the Senior Independent Director. 20. Award of ordinary shares to the Chairman. 21. Authority to disapply pre-emption rights. 22. Authority for the company to purchase its own ordinary shares.	Issuer	Abstain	N/A	N/A
561798	RECKITT BENCKISER GROUP PLC	RB/	B24CGK7	5/7/2015	5/5/2015	586	1. To receive and adopt the Company’s accounts and the reports of the Directors and the Auditors for the year ended 31 December 2014. 2. To approve the Directors’ Remuneration Report (excluding the Directors’ Remuneration Policy) for the year ended 31 December 2014. 3 To declare the final dividend recommended by the Directors of 79 pence per ordinary share for the year ended 31 December 2014 payable on 29 May 2015 to all Shareholders on the register at the close of business on 17 April 2015. 4 To elect Jaspal Bindra, who was appointed to the Board since the date of the last AGM, as a Director. 5 To elect Mary Harris, who was appointed to the Board since the date of the last AGM, as a Director. 6 To elect Pamela Kirby, who was appointed to the Board since the date of the last AGM, as a Director. 7 To elect Sue Shim, who was appointed to the Board since the date of the last AGM, as a Director. 8 To elect Christopher Sinclair, who was appointed to the Board since the date of the last AGM, as a Director. 9 To elect Douglas Tough, who was appointed to the Board since the date of the last AGM, as a Director. 10 To re-elect Adrian Bellamy as a Director. 11 To re-elect Nicandro Durante as a Director. 12 To re-elect Peter Harf as a Director. 13 To re-elect Adrian Hennah as a Director. 14 To re-elect Kenneth Hydon as a Director. 15 To re-elect Rakesh Kapoor as a Director. 16 To re-elect André Lacroix as a Director. 17 To re-elect Judith Sprieser as a Director. 18 To re-elect Warren Tucker as a Director. 19 To re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company to hold office until the conclusion of the next general meeting at which accounts are laid before the Company. 20 To authorise the Directors to determine the remuneration of the Auditors of the Company. 21 To authorise the Company and any UK registered company which is or becomes a subsidiary of the Company during the period to which this resolution relates in accordance with section 366 and section 367 of the Act to: a) make political donations to political parties and/or independent election candidates up to a total aggregate amount of £50,000; b) make political donations to political organisations other than political parties up to a total aggregate amount of £50,000; and c) incur political expenditure up to a total aggregate amount of £50,000 during the period from the date of this resolution until the conclusion of the next AGM of the Company in 2016, provided that the total aggregate amount of all such donations and expenditure incurred by the Company and its UK subsidiaries in such period shall not exceed £50,000. For the purpose of this resolution, the terms ‘political donations’, ‘political parties’, ‘independent election candidates’, ‘political organisations’ and ‘political expenditure’ have the meanings set out in s363 to s365 of the Act. 22 To authorise the Directors generally and unconditionally in accordance with section 551 of the Companies Act 2006 (the “Act”) to exercise all the powers of the Company to allot shares or grant rights to subscribe for or convert any security into shares of the Company: a) up to a nominal amount of £23,800,000 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and b) comprising equity securities (as defined in s560 of the Act) up to a nominal amount of £47,600,000 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue: i) to Shareholders in proportion (as nearly as may be practicable) to their existing holdings; and ii) to holders of other equity securities as required by the rights of those securities or as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which it may consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s AGM (or, if earlier, until the close of business on 30 June 2016), but, in each case, so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended. 23 To amend the Company’s Articles of Association in accordance with Article 86(ii) (relating to the aggregate annual limit on the fees payable to directors who do not hold executive office) by deleting the words “£1,500,000 a year” in Article 86(i) and replacing them with the words “£2,250,000 a year”. 24 To renew, subject to the passing of Resolution 22, the power conferred on the Directors to allot equity securities (as defined in the Act) for cash under the authority given by that resolution and/or to sell ordinary shares held by the Company as treasury shares for cash as if s561 of the Act did not apply to any such allotment or sale, such power to be limited: a) to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Resolution 22, by way of a rights issue only): i) to Shareholders in proportion (as nearly as may be practicable) to their existing holdings; and ii) to holders of other equity securities, as required by the rights of those securities or, as the Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and b) in the case of the authority granted under paragraph (a) of this resolution and/or in the case of any transfer of treasury shares which is treated as an allotment of equity securities under s560(3) of the Act, to the allotment (otherwise than under paragraph (a) above) of equity securities up to a nominal amount of £3,680,000. such power to apply until the end of next year’s AGM (or, if earlier, until the close of business on 30 June 2016) but during this period the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Directors may allot equity securities under any such offer or agreement as if the power had not expired. 25 To generally and unconditionally authorise the Company for the purposes of section 701 of the Act to make market purchases (within the meaning of s693(4) of the Act) of ordinary shares of 10 pence each in the capital of the Company provided that: a) the maximum number of ordinary shares which may be purchased is 71,000,000 ordinary shares, representing less than 10% of the Company’s issued ordinary share capital (excluding treasury shares) as at 24 March 2015; b) the maximum price at which ordinary shares may be purchased is an amount equal to the higher of (i) 5% above the average of the middle market quotations for the ordinary shares as taken from the London Stock Exchange Daily Official List for the five business days preceding the date of purchase; and (ii) that stipulated by article 5(1) of the EU Buyback and Stabilisation Regulations 2003 (No. 2273/2003); and the minimum price is 10 pence per ordinary share, in both cases exclusive of expenses; c) the authority to purchase conferred by this resolution shall expire on the earlier of 30 June 2016 or on the date of the AGM of the Company in 2016 save that the Company may, before such expiry, enter into a contract to purchase ordinary shares under which such purchase will or may be completed or executed wholly or partly after the expiration of this authority and may make a purchase of ordinary shares in pursuance of any such contract; and d) all ordinary shares purchased pursuant to the said authority shall be either: i) cancelled immediately upon completion of the purchase; or ii) held, sold, transferred or otherwise dealt with as treasury shares in accordance with the provisions of the Act. 26 To approve the Reckitt Benckiser Group 2015 Long Term Incentive Plan (the “LTIP”), in the form produced at the AGM and initialled by the Chairman for the purposes of identification, a summary of which is set out in Appendix 1 to this notice, and to approve the authorisation of the Directors to do all acts and things necessary to establish and carry the LTIP into effect. 27 To approve the Reckitt Benckiser Group 2015 Savings Related Share Option Plan (the “SRS Plan”), in the form produced at the AGM and initialled by the Chairman for the purposes of identification, a summary of which is set out in Appendix 2 to this notice, and to approve the authorisation of the Directors to do all acts and things necessary to establish and carry the SRS Scheme into effect. 28 To authorise the Directors to establish a further plan or plans containing such provisions as the Directors may decide subject to the following: a) such plans must operate within the limits on the number of new ordinary shares which may be made available from time to time under the SRS Plan or LTIP as the case may be; b) such plans must, except to the extent necessary or desirable to take account of overseas tax, securities and exchange control laws, contain limitations so as to ensure so far as the Directors consider practicable that the participants in such plans obtain no greater benefits than participants in the LTIP or SRS Plan, as applicable; and c) once established the provisions of such plans may not be amended without the prior approval at the AGM if such approval would be required to amend the comparable provision in the LTIP or SRS Plan, as the case may be. 29 To authorise the Directors to call a general meeting of the Company, other than an AGM, on not less than 14 clear days’ notice	Issuer	Abstain	N/A	N/A
561798	REED ELSEVIER PLC	REL	B2B0DG9	4/24/2015	4/22/2015	1,028	1. Receipt of financial statements 2. Approval of Remuneration Report 3. Approval of Remuneration Policy 4. Declaration of final dividend 5. Re-appointment of auditors 6. Auditors’ remuneration 7. Elect Nick Luff as a director 8. Re-elect Erik Engstrom as a director 9. Re-elect Anthony Habgood as a director 10. Re-elect Wolfhart Hauser as a director 11. Re-elect Adrian Hennah as a director 12. Re-elect Lisa Hook as a director 13. Re-elect Duncan Palmer as a director 14. Re-elect Robert Polet as a director 15. Re-elect Linda Sanford as a director 16. Re-elect Ben van der Veer as a director 17. Authority to allot shares 18. Disapplication of pre-emption rights 19. Authority to purchase own shares 20. Notice period for general meetings	Issuer	Abstain	N/A	N/A
190964	REGENERON PHARMACEUTICALS	REGN	75886F107	6/12/2015	4/16/2015	413	The 2015 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (the ‘‘Company’’) will be held on Friday, June 12, 2015, commencing at 10:30 a.m., Eastern Time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, for the following purposes: (1) to elect four Class III directors for a term of three years; (2) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (3) to approve the Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan; (4) to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock and common stock; (5) if properly presented, to vote on a nonbinding shareholder proposal relating to proxy access; and (6) to act upon such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof. The board of directors has fixed the close of business on April 16, 2015 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) or postponement(s) thereof. Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, beginning on or about April 27, 2015, a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners as of the record date. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders and beneficial owners will have the ability to access all of the proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials also contains a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or electronic copy of the proxy statement, our 2014 annual report, and/or a form of proxy relating to the Annual Meeting. These materials are available free of charge. The Notice also contains information on how to access and vote the form of proxy. A	Issuer	Abstain	N/A	N/A
561798	RIO TINTO PLC	RIO	0718875	4/16/2015	4/14/2015	1,134	1 Receipt of the 2014 Annual report 2 Approval of the Remuneration Policy Report 3 Approval of the Directors’ Report on Remuneration and Remuneration Committee chairman’s letter4 Approval of the Remuneration Report 5 To elect Megan Clark as a director 6 To elect Michael L’Estrange as a director 7 To re-elect Robert Brown as a director 8 To re-elect Jan du Plessis as a director 9 To re-elect Ann Godbehere as a director 10 To re-elect Richard Goodmanson as a director 11 To re-elect Anne Lauvergeon as a director 12 To re-elect Chris Lynch as a director 13 To re-elect Paul Tellier as a director 14 To re-elect Simon Thompson as a director 15 To re-elect John Varley as a director 16 To re-elect Sam Walsh as a director 17 Re-appointment of auditors 18 Remuneration of auditors The poll results for Rio Tinto plc only resolutions of the meeting held on 16 April 2015. 19 General authority to allot shares 20 Disapplication of pre-emption rights 21 Authority to purchase Rio Tinto plc shares 22 Notice period for general meetings other than annual general meetings	Issuer	Abstain	N/A	N/A
561798	ROLLS-ROYCE HOLDINGS PLC	RR/	B63H849	5/8/2015	5/6/2015	1,702	1. To receive the Strategic Report, the Directors’ Report and the audited Financial Statements for the year ended 31 December 2014. 2. To approve the Directors’ Remuneration Report for the year ended 31 December 2014. 3. To elect Ruth Cairnie as a director of the Company 4. To elect David Smith as a director of the Company 5. To re-elect Ian Davis as a director of the Company. 6. To re-elect John Rishton as a director of the Company. 7. To re-elect Dame Helen Alexander as a director of the Company. 8. To re-elect Lewis Booth CBE as a director of the Company. 9. To re-elect Sir Frank Chapman as a director of the Company. 10. To re-elect Warren East CBE 1,2,5* as a director of the Company. 11. To re-elect Lee Hsien Yang as a director of the Company 12. To re-elect John McAdam as a director of the Company. 13. To re-elect Colin Smith CBE as a director of the Company. 14. To re-elect Jasmin Staiblin as a director of the Company. 15. To re-appoint KPMG LLP as the Company’s auditor. 16. To authorise the Audit Committee, on behalf of the Board, to determine the auditor’s remuneration. 17. To authorise payment to shareholders. 18. To authorise political donations 19. To authorise the directors to allot shares. 20. To disapply pre-emption rights. 21. To authorise the Company to purchase its own ordinary shares. 22. To increase the Company’s borrowing powers	Issuer	Abstain	N/A	N/A
190964	ROSS STORES INC	ROST	778296103	5/20/2015	3/24/2015	1,736	The purpose of this Proxy Statement is to provide our stockholders with certain information regarding the Company, its management and their compensation, and to provide summaries of the matters to be voted upon at the Annual Meeting. The stockholders will be asked to: (1) elect eleven directors to serve a one-year term; (2) approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 600,000,000 to 1,000,000,000 shares; (3) approve an amendment to our Employee Stock Purchase Plan (“ESPP”) to increase our ESPP’s share reserve by 2,500,000 shares; (4) provide an advisory vote to approve executive compensation; (5) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and (6) transact such other business as may properly come before the Annual Meeting or any adjournments or postponements. We had outstanding on March 24, 2015, the Record Date, _____ shares of common stock, par value $0.01, all of which are entitled to vote with respect to all matters to be acted upon at the meeting. Each stockholder is entitled to one vote for each share of stock held. Our Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For ten calendar days prior to the Annual Meeting, a list of our stockholders of record will be available for viewing by the stockholders for any purpose relevant to the Annual Meeting during ordinary business hours at our corporate offices located at 5130 Hacienda Drive, Dublin, CA 94568. On March 24, 2015, we announced that our Board has declared a 2-for-1 stock split in the form of a stock dividend to be paid on or about June 11, 2015 to stockholders of record on April 22, 2015. The share numbers presented in this Proxy Statement do not reflect the effect of that announced stock dividend, which will double the number of outstanding shares and shares reserved under our equity compensation plans and outstanding equity grants. All valid proxies received before the Annual Meeting, including proxies granted over the Internet or by telephone and submitted prior to midnight PDT the night before the Annual Meeting, will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted FOR each nominee and FOR proposals 2, 3, 4, and 5. Any proxy given pursuant to this solicitation may be revoked by the person giving it, at any time before it is exercised, by filing with our Corporate Secretary an instrument revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.	Issuer	Abstain	N/A	N/A
561798	ROYAL BANK OF SCOTLAND GROUP	RBS	B7T7721	6/23/2015	6/21/2015	1,960	1. That the reports of the Directors and auditors and the audited accounts for the financial year ended 31 December 2014 be received. 2. That the Annual Report on Remuneration in the Directors’ Remuneration Report, as set out on pages 73 to 75 and 81 to 89 of the Report and Accounts for the year ended 31 December 2014, be approved. 3, 4 and 5 (Chairman, Chief Executive and Chief Financial Officer) To re-elect by separate resolutions: (a) Philip Hampton as a Director (b) Ross McEwan as a Director and (c) Ewen Stevenson as a Director. 6 to 13 (Non-executive directors) To elect or re-elect by separate resolutions: (a) Sandy Crombie as a Director, (b) Alison Davis as a Director, (c) Howard Davies as a Director, (d) Morten Friis as a Director, (e) Robert Gillespie as a Director, (f) Penny Hughes as a Director, (g) Brendan Nelson as a Director and (h) Baroness Noakes as a Director and in each case on the condition that, unless that election or re-election is either approved at this Annual General Meeting by those persons entitled to vote on the Resolution for election or re-election that are not controlling shareholders (as defined in rule LR 6.1.2AR of the Listing Rules of the Financial Conduct Authority) or approved by a further ordinary resolution within 120 days of this Annual General Meeting, that election or re-election shall be for a fixed term of either 120 days or, if shorter, the period ending when a further ordinary resolution for the election or re-election of that director is lost. Re-appointment of Auditors and Auditors’ Remuneration 14. That Deloitte LLP be re-appointed as auditors of the Company to hold office from the conclusion of this Annual General Meeting until the conclusion of the next Annual General Meeting at which accounts are laid before the Company. 15. That the Group Audit Committee be authorised to fix the remuneration of the auditors. 16. Renewal of General Allotment Authority 16. That the directors be and are hereby generally and unconditionally authorised for the purpose of section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for, or convert any security into, shares in the Company: 17. That subject to the passing of Resolution 16: 18. That, the Directors be and are hereby generally and unconditionally authorised for the purpose of section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot Ordinary Shares in the Company or grant rights to subscribe for or to convert any security into Ordinary Shares in the Company up to an aggregate nominal amount of £1.5 billion in relation to one or more issues of Equity Convertible Notes, where the Directors consider that such an issuance of Equity Convertible Notes would be desirable, including in connection with, or for the purposes of, complying with or maintaining compliance with the regulatory requirements or targets applicable to the Group from time to time. 19. That, subject to the passing of Resolution 18 and in addition and without prejudice to any subsisting power (including the power granted pursuant to Resolution 17 (if passed)), the Directors be and are hereby generally and unconditionally empowered pursuant to section 570 of the Companies Act 2006 to allot equity securities (as defined in section 560 of the Companies Act 2006) wholly for cash, pursuant to the authority conferred by Resolution 18 up to an aggregate nominal amount of £1.5 billion in connection 10 with the issue of Equity Convertible Notes as if section 561 of the Companies Act 2006 did not apply to any such allotment. 20. That in addition to and without prejudice to the authority conferred on the Directors pursuant to Resolution 16 above, the Directors be generally and unconditionally authorised pursuant to and in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot preference shares up to an aggregate nominal amount of £400,000, US$400,000 and g400,000, such authority to apply in substitution for all previous authorities in respect of preference shares and (unless previously renewed, varied or revoked by the Company in General Meeting) to expire on the fifth anniversary of the passing of this Resolution except that the Company may before the expiry of such period make an offer or agreement which would or might require preference shares to be allotted after the expiry of such period and the directors may allot preference shares in pursuance of any such offer or agreement as if the authority had not expired. 23. Authority to purchase own shares 24. Related Party and Class 1 Transaction	Issuer	Abstain	N/A	N/A
561798	ROYAL DUTCH SHELL PLC-A SHS	RDSA	B03MLX2	5/19/2015	5/17/2015	3,540	1 Receipt of Annual Report & Accounts 2 Approval of Directors’ Remuneration Report 3 Reappointment of Ben van Beurden 4 Reappointment of Guy Elliott 5 Reappointment of Euleen Goh 6 Reappointment of Simon Henry 7 Reappointment of Charles O. Holliday 8 Reappointment of Gerard Kleisterlee 9 Reappointment of Sir Nigel Sheinwald 10 Reappointment of Linda G. Stuntz 11 Reappointment of Hans Wijers 12 Reappointment of Patricia A. Woertz 13 Reappointment of Gerrit Zalm 14 Reappointment of Auditor 15 Remuneration of Auditor 16 Authority to allot shares 17 Disapplication of pre-emption rights* 18 Authority to purchase own shares 19 Authority for Scrip Dividend Scheme 20 Authority for certain donations and expenditure 21 Shareholder resolution*	Issuer	Abstain	N/A	N/A
561798	ROYAL DUTCH SHELL PLC-B SHS	RDSB	B03MM40	5/19/2015	5/17/2015	2,228	1 Receipt of Annual Report & Accounts 2 Approval of Directors’ Remuneration Report 3 Reappointment of Ben van Beurden 4 Reappointment of Guy Elliott 5 Reappointment of Euleen Goh 6 Reappointment of Simon Henry 7 Reappointment of Charles O. Holliday 8 Reappointment of Gerard Kleisterlee 9 Reappointment of Sir Nigel Sheinwald 10 Reappointment of Linda G. Stuntz 11 Reappointment of Hans Wijers 12 Reappointment of Patricia A. Woertz 13 Reappointment of Gerrit Zalm 14 Reappointment of Auditor 15 Remuneration of Auditor 16 Authority to allot shares 17 Disapplication of pre-emption rights* 18 Authority to purchase own shares 19 Authority for Scrip Dividend Scheme 20 Authority for certain donations and expenditure 21 Shareholder resolution*	Issuer	Abstain	N/A	N/A
561798	ROYAL MAIL PLC	RMG	BDVZYZ7	7/23/2015	7/21/2015	564	1. Directors and Auditors' reports and audited accounts 2. Directors' Remuneration Report 3. Final dividend 4. Re-elect Donald Brydon 5. Re-elect Moya Greene 6. Re-elect Matthew Lester 7. Re-elect Nick Horler 8. Re-elect Cath Keers 9. Re-elect Paul Murray 10. Re-elect Orna Ni-Chionna 11. Re-elect Les Owen 12. Elect Peter Long 13. Appoint KPMG LLP 14. Auditors' remuneration 15. Political donations 16. Allotment of shares 17. Allotment of equity shares for cash 18. Notice of general Meeting 19. Purchase of own shares	Issuer	Abstain	N/A	N/A
561798	RSA INSURANCE GROUP PLC	RSA	BKKMKR2	5/8/2015	5/6/2015	924	1. To receive the 2014 Annual Report and Accounts 2. To declare a final dividend 3. To approve the Directors’ Remuneration Report 4. To re-elect Martin Scicluna as a Director 5. To re-elect Stephen Hester as a Director 6. To re-elect Alastair Barbour as a Director 7. To re-elect Kath Cates as a Director 8. To elect Enrico Cucchiani as a Director 9. To re-elect Hugh Mitchell as a Director 10. To re-elect Jos Streppel as a Director 11. To re-elect Johanna Waterous as a Director 12. To re-appoint KPMG LLP as the auditor 13. To determine the auditor’s remuneration 14. To give authority for the Group to make donations to political parties, independent election candidates and political organisations and to incur political expenditure 15. To permit the Directors to allot further shares 16. To relax the restrictions which normally apply when ordinary shares are issued for cash 17. To give authority for the Company to buy back up to 10% of issued ordinary shares 18. To approve the notice period for general meetings	Issuer	Abstain	N/A	N/A
561761	RWE AG	RWE	4768962	4/23/2015	4/16/2015	12,164	AGENDA 1. Presentation of the approved financial statements of RWE Aktiengesellschaft and the Group for the financial year ended 31 December 2014, with the combined review of operations of RWE Aktiengesellschaft and the Group including the explanatory reports by the Executive Board on takeover-related disclosure (Section 289, Paragraph 4 and Section 315, Paragraph 4 of the German Commercial Code) and on the main characteristics of the internal control and risk management system (Section 289, Paragraph 5 and Section 315, Paragraph 2, Item 5 of the German Commercial Code), and the Supervisory Board report for fiscal 2014 The Supervisory Board approved the financial statements of RWE Aktiengesellschaft and the Group prepared by the Executive Board. The financial statements of RWE Aktiengesellschaft are thus adopted in accordance with Section 172, Sentence 1 of the German Stock Corporation Act. There is thus no need for a resolution to be passed by the Annual General Meeting. 2. Appropriation of distributable profit The Executive Board and the Supervisory Board propose that RWE Aktiengesellschaft’s distributable profit for fiscal 2014 be appropriated as follows: Payment of a dividend of EUR 1.00 per dividend-bearing share = EUR 614,745,499.00 Profit carryforward = EUR 46,915.60 Distributable profit = EUR 614,792,414.60 AGENDA 5 3. Approval of the Acts of the Executive Board for fiscal 2014 The Executive Board and the Supervisory Board propose that the Executive Board be granted approval for its acts in fiscal 2014. 4. Approval of the Acts of the Supervisory Board for fiscal 2014 The Executive Board and the Supervisory Board propose that the Supervisory Board be granted approval for its acts in fiscal 2014. 5. Appointment of the auditors for fiscal 2015 Based on the recommendation of the Audit Committee, the Supervisory Board proposes that PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Frankfurt am Main, Zweigniederlassung Essen, be appointed auditors for fiscal 2015. 6 AGENDA 6. Appointment of the auditors for the audit-like review of the financial report for the first half of 2015 Based on the recommendation of the Audit Committee, the Supervisory Board proposes that PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft, Frankfurt am Main, Zweigniederlassung Essen, be commissioned to conduct the audit-like review of the condensed financial statements and the interim review of operations, which are part of the financial report for the first half of 2015.	Issuer	Abstain	N/A	N/A
561798	SABMILLER PLC	SAB	0483548	7/23/2015	7/21/2015	860	1. To receive the financial statements of the Company and the reports of the directors and auditors for the year ended 31 March 2015. 2. To approve the Directors' Remuneration Report 2015, other than the Directors' Remuneration Policy, contained in the Annual Report for the year ended 31 March 2015. 3. To elect Mr D R Beran as a director of the Company. 4. To elect Mr J P du Plessis as a director of the Company. 5. To elect Mr F J Ferrán as a director of the Company 6. To elect Mr T A Manuel as a director of the Company. 7. To re-elect Mr M H Armour as a director of the Company. 8. To re-elect Mr G C Bible as a director of the Company. 9. To re-elect Mr A J Clark as a director of the Company. 10. To re-elect Mr D S Devitre as a director of the Company. 11. To re-elect Mr G R Elliott as a director of the Company. 12. To re-elect Ms L M S Knox as a director of the Company. 13. To re-elect Dr D F Moyo as a director of the Company. 14 To re-elect Mr C A Pérez Dávila as a director of the Company. 15. To re-elect Mr A Santo Domingo Dávila as a director of the Company. 16. To re-elect Ms H A Weir as director of the Company. 17. To declare a final dividend of 87 US cents per share. 18. To re-appoint PricewaterhouseCoopers LLP as auditors of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid. 19. To authorise the directors to determine the remuneration of the auditors. 20. To give a general power and authority to the directors to allot shares. 21. To give a general power and authority to the directors to allot shares for cash otherwise than pro rata to all shareholders. 22. To give a general authority to the directors to make market purchases of ordinary shares of US$0.10 each in the capital of the Company. 23. To approve the calling of general meetings, other than an annual general meeting, on not less than 14 clear days' notice.	Issuer	Abstain	N/A	N/A
561798	SAGE GROUP PLC/THE	SGE	B8C3BL0	3/5/2015	3/1/2015	978	1. Receive Annual Report & Accounts 2. Approve dividend 3. Re-elect Mr D H Brydon 4. Re-elect Mr N Berkett 5. Re-elect Mr J W D Hall 6. Re-elect Mr S Hare 7. Re-elect Mr J Howell 8. Elect Mr S Kelly 9. Elect Ms I Kuznetsova 10. Re-elect Ms R Markland 11. Appoint auditors 12. Power to determine auditor remuneration 13. Approve Remuneration Report 14. Power to allot shares 15. Power to allot equity securities for cash 16. Power to make market purchases 17. General meetings to be held on not less than 14 days' notice 18. Adopt 2015 Performance Share Plan	Issuer	Abstain	N/A	N/A
561798	SAINSBURY (J) PLC	SBRY	B019KW7	7/8/2015	7/6/2015	1,284	1 To receive and adopt the audited accounts for the 52 weeks to 14 March 2015 together with the Reports of the Directors and Auditors 2 To approve the Directors’ Remuneration Report for the 52 weeks to 14 March 2015 3 To declare a final dividend of 8.2 pence per ordinary share 4 To elect David Keens as a Director 5 To re-elect Matt Brittin as a Director 6 To re-elect Mike Coupe as a Director 7 To re-elect Mary Harris as a Director 8 To re-elect John McAdam as a Director 9 To re-elect Susan Rice as a Director 10 To re-elect John Rogers as a Director 11 To re-elect Jean Tomlin as a Director 12 To re-elect David Tyler as a Director 13 To appoint Ernst & Young LLP as Auditors 14 To authorise the Audit Committee to agree the Auditors’ remuneration 15 To authorise the Directors to allot shares 16 To authorise the Directors to disapply statutory preemption rights (Special Resolution) 17 To authorise the Company to make ‘political donations’ and incur ‘political expenditure’ 18 To authorise the Company to purchase its own shares (Special Resolution) 19 To authorise the Company to call a general meeting on not less than 14 clear days’ notice (Special Resolution) 20 To amend Article 98 of the Company’s Articles of Association	Issuer	Abstain	N/A	N/A
190964	SANDISK CORP	SNDK	80004C101	6/19/2015	4/20/2015	916	You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) of SanDisk Corporation, a Delaware corporation (the ‘‘Company’’), to be held on June 18, 2015 at 8:00 a.m., local time, at the Company’s headquarters, 951 SanDisk Drive, Milpitas, CA 95035, for the following purposes: 1. To elect eight directors to serve on the Company’s Board of Directors for the ensuing year and until their respective successors are duly elected and qualified. The eight director nominees are Irwin Federman, Steven J. Gomo, Eddy W. Hartenstein, Dr. Chenming Hu, Catherine P. Lego, Michael E. Marks, Sanjay Mehrotra, and D. Scott Mercer. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2016. 3. To pass an advisory resolution to approve the compensation of the Company’s Named Executive Officers. 4. To transact such other business as may	Issuer	Abstain	N/A	N/A
561761	SAP SE	SAP	4846288	5/20/2015	5/13/2015	22,403	1. Presentation of the adopted annual financial statements and the approved group annual financial statements, the combined management report and group management report of SAP SE, including the Executive Board’s explanatory notes relating to the information provided pursuant to Sections 289 (4) and (5) and 315 (4) of the German Commercial Code (Handelsgesetzbuch; "HGB"), and the Supervisory Board’s report, each for fiscal year 2014 These documents and the Executive Board proposal for the appropriation of retained earnings can be viewed on the Internet at www.sap.com/agm and will be available for inspection at the General Meeting of Shareholders On March 19, 2015, the Supervisory Board approved the annual financial statements prepared by the Executive Board on February 19, 2015 in accordance with Section 172 sentence 1 of the German Stock Corporation Act (Aktiengesetz; "AktG"). The annual financial statements have thus been adopted. At the same time, the Supervisory Board also approved the group annual financial statements. In accordance with Section 173 sentence 1 AktG, it is therefore not necessary for the General Meeting of Shareholders to adopt the annual financial statements and to approve the group annual financial statements. The other aforementioned documents, too, must merely be made available to and, pursuant to Section 176 (1) sentence 2 AktG, must be explained at the General Meeting of Shareholders, with no resolution (except in respect of the appropriation of retained earnings) being required. 2. Resolution on the appropriation of the retained earnings of fiscal year 2014 The Executive Board and the Supervisory Board propose that the following resolution be adopted: The retained earnings for fiscal year 2014 in the amount of € 8,308,244,819.52, as reported in the annual financial statements, are to be appropriated as follows: – Payment of a dividend in the amount of € 1.10 per no-par value share carrying dividend rights = – transfer to other revenue reserves = – and carry-forward of the remainder to new account. The dividend amount and the remainder to be carried forward to new account set out in the above resolution proposal are based on a capital stock carrying dividend rights of € 1,195,271,309.00, divided into 1,195,271,309 no-par value shares, as at the date of preparation of the annual financial statements (February 19, 2015). The number of shares carrying dividend rights may have changed by the time the resolution on the appropriation of retained earnings is passed. If this is the case, the Executive Board and the Supervisory Board will submit an amended resolution proposal on the appropriation of retained earnings to the General Meeting of Shareholders, which will also provide for a distribution of € 1.10 per no-par value share carrying dividend rights. Such amendment will be made as follows: If the number of shares carrying dividend rights, and thus the total dividend amount, decreases, the amount to be carried forward to new account will be increased accordingly. If the number of shares carrying dividend rights, and thus the total dividend amount, increases, the amount to be carried forward to new account will be reduced accordingly. Payment of the dividend will be effected promptly after the corresponding resolution has been passed by the General Meeting of Shareholders and is expected to take place on or after May 21, 2015. 3. Resolution on the formal approval of the acts of the Executive Board in fiscal year 2014 The Supervisory Board and the Executive Board propose that the acts of the members of the Executive Board holding office in fiscal year 2014 be formally approved for that period. 4. Resolution on the formal approval of the acts of the Supervisory Board in fiscal year 2014 The Executive Board and the Supervisory Board propose that the acts of the members of the Supervisory Board holding office in fiscal year 2014 be formally approved for that period. 5. Appointment of the auditors of the financial statements and group annual financial statements for fiscal year 2015 Following a corresponding recommendation by the audit committee, the Supervisory Board proposes that KPMG AG Wirtschaftsprüfungsgesellschaft, Berlin, Germany, be appointed auditors of the financial statements and group annual financial statements for fiscal year 2015. 6. Resolutions on the cancellation of the existing Authorized Capital I and II, and on the creation of new Authorized Capital I and II, and on the corresponding amendment of Section 4 (5) and (6) of the Articles of Incorporation a) Resolution on the cancellation of the existing Authorized Capital I and the creation of new Authorized Capital I for the issuance of shares against contributions in cash, with the option to exclude the shareholders' subscription rights (in respect of fractional shares only), and on the corresponding amendment of Section 4 (5) of the Articles of Incorporation In Section 4 (5), the Articles of Incorporation provide for Authorized Capital I, under which the Executive Board is authorized to increase the capital stock by up to € 250 million against contributions in cash by issuing new no-par value bearer shares (Authorized Capital I). This authorization has not been utilized to date. The authorization will expire on June 7, 2015 and is therefore to be replaced by new Authorized Capital I in the same amount. The Executive Board and the Supervisory Board propose that the following resolution be adopted: aa) Authorized Capital I is cancelled, unless it has already expired by this date, with effect as of the day on which the new Authorized Capital I as specified below is entered in the commercial register. bb) The Executive Board is authorized, subject to the consent of the Supervisory Board, to increase the capital stock on one or more occasions on or before May 19, 2020, by an aggregate amount of up to € 250 million against contributions in cash by issuing new no-par value bearer shares (Authorized Capital I). The new shares are to be offered to the shareholders for subscription, with an indirect subscription right within the meaning of Section 186 (5) sentence 1 AktG being sufficient in this context. The Executive Board is authorized, however, subject to the consent of the Supervisory Board, to exclude fractional shares from the shareholders' subscription rights. The Executive Board is further authorized, subject to the consent of the Supervisory Board, to determine the further details of the implementation of capital increases from Authorized Capital I. The Supervisory Board is authorized to amend the wording of the Articles of Incorporation after the full or partial implementation of the capital stock increase from Authorized Capital I or after the expiration of the authorization period to reflect the volume of the capital increase from Authorized Capital I. cc) Section 4 (5) of the Articles of Incorporation is restated as follows: "The Executive Board is authorized, subject to the consent of the Supervisory Board, to increase the Company’s capital stock on one or more occasions on or before May 19, 2020, by an aggregate amount of up to € 250 million against contributions in cash by issuing new no-par value bearer shares (Authorized Capital I). The new shares are to be offered to the shareholders for subscription, with an indirect subscription right within the meaning of Section 186 (5) sentence 1 AktG being sufficient in this context. The Executive Board is authorized, however, subject to the consent of the Supervisory Board, to exclude fractional shares from the shareholders' subscription rights. The Executive Board is further authorized, subject to the consent of the Supervisory Board, to determine the further details of the implementation of capital increases from Authorized Capital I. The Supervisory Board is authorized to amend the wording of the Articles of Incorporation after the full or partial implementation of the capital stock increase from Authorized Capital I or after the expiration of the authorization period to reflect the volume of the capital increase from Authorized Capital I." b) Resolution on the cancellation of the existing Authorized Capital II and the creation of new Authorized Capital II for the issuance of shares against contributions in cash or in kind, with the option to exclude the shareholders' subscription rights, and on the corresponding amendment of Section 4 (6) of the Articles of Incorporation In Section 4 (6), the Articles of Incorporation provide for Authorized Capital II, under which the Executive Board is authorized to increase the capital stock by up to € 250 million against contributions in cash or in kind by issuing new no-par value bearer shares (Authorized Capital II). This authorization has not been utilized to date. The authorization will expire on June 7, 2015 and is therefore to be replaced by new Authorized Capital II in the same amount. The Executive Board and the Supervisory Board propose that the following resolution be adopted: aa) Authorized Capital II is cancelled, unless it has already expired by this date, with effect as of the day on which the new Authorized Capital II as specified below is entered in the commercial register. bb) The Executive Board is authorized, subject to the consent of the Supervisory Board, to increase the capital stock on one or more occasions on or before May 19, 2020, by an aggregate amount of up to € 250 million against contributions in cash or in kind by issuing new no-par value bearer shares (Authorized Capital II). An indirect subscription right within the meaning of Section 186 (5) sentence 1 AktG may also ensure compliance with the statutory shareholders' subscription right. The Executive Board is authorized, subject to the consent of the Supervisory Board, to exclude the shareholders' statutory subscription rights in the following circumstances: – in respect of fractional shares; – insofar as required in order to grant subscription rights to new shares to holders and/or beneficiaries of conversion and/or option rights or obligors under conversion and/or option obligations under bonds issued by the Company or a group company in the same volume as they would be entitled to if they exercised their conversion and/or option rights or fulfilled their conversion and/or option obligations; – where the capital is increased against contributions in cash and the total pro rata amount of capital stock represented by the new shares in respect of which the shareholders' subscription rights are excluded does not exceed 10% of the Company's capital stock existing on May 20, 2015, or at the time the authorization is registered in the commercial register or at the time the new shares are issued and the issue price of the new shares is not substantially (within the meaning of Section 203 (1) and (2) and Section 186 (3) sentence 4 AktG) below the trading price of listed shares of the same class carrying the same rights at the time the Executive Board finally determines the issue price; for the purpose of calculating the 10% threshold, the pro rata amount of capital stock represented by any new or repurchased shares that were issued or sold after May 20, 2015, subject to the simplified exclusion of shareholders' subscription rights pursuant to or in accordance with Section 186 (3) sentence 4 AktG and the pro rata amount of capital stock to which any conversion or option rights or obligations relate under bonds that were issued on or after May 20, 2015, by applying Section 186 (3) sentence 4 AktG mutatis mutandis must be deducted; – where the capital is increased against contributions in kind for the purpose of granting shares in connection with mergers with other enterprises or acquisitions of enterprises or parts thereof or interests therein or of other contributable assets; – to implement a scrip dividend by which shareholders are given the option of contributing their dividend entitlements to the Company (either in whole or in part) as a contribution in kind against the issue of new shares from Authorized Capital II. The aggregate pro rata amount of capital stock represented by new shares. The Executive Board is further authorized, subject to the 7. Resolution on the amendment of the Supervisory Board remuneration and the corresponding amendment of Section 16 of the Articles of Incorporation The remuneration of the Supervisory Board is intended to be changed from the current remuneration with fixed and performance-related components to a fixed remuneration plus fixed amounts for membership in and chairing of committees. Section 16 of the Articles of Incorporation is therefore to be amended accordingly. The Executive Board and the Supervisory Board propose that the following resolution be adopted: a) Section 16 of the Articles of Incorporation will be amended to read as follows consent The Executive Board is further authorized, subject to the consent of the Supervisory Board, to determine the further details of the implementation of capital increases from Authorized Capital II. The Supervisory Board is authorized to amend the wording of the Articles of Incorporation after the full or partial implementation of the capital stock increase from Authorized Capital II or after the expiration of the authorization period to reflect the volume of the capital increase from Authorized Capital II. cc) Section 4 (6) of the Articles of Incorporation will be amended to read as follows: "The Executive Board is authorized, subject to the consent of the Supervisory Board, to increase the capital stock on one or more occasions on or before May 19, 2020, by an aggregate amount of up to € 250 million against contributions in cash or in kind by issuing new no-par value bearer shares (Authorized Capital II). An indirect subscription right within the meaning of Section 186 (5) sentence 1 AktG may also ensure compliance with the statutory shareholders' subscription right. The Executive Board is authorized, subject to the consent of the Supervisory Board, to exclude the shareholders' statutory subscription rights in the following circumstances: – in respect of fractional shares; – insofar as required in order to grant subscription rights to new shares to holders and/or beneficiaries of conversion and/or option rights or obligors under conversion and/or option obligations under bonds issued by the Company or a group company in the same volume as they would be entitled to if they exercised their conversion and/or option rights or fulfilled their conversion and/or option obligations; – where the capital is increased against contributions in cash and the total pro rata amount of capital stock represented by the new shares in respect of which the shareholders' subscription rights are excluded does not exceed 10% of the Company's capital stock existing on May 20, 2015, or at the time the authorization is registered in the commercial register or at the time the new shares are issued and the issue price of the new shares is not substantially (within the meaning of Section 203 (1) and (2) and Section 186 (3) sentence 4 AktG) below the trading price of listed shares of the same class carrying the same rights at the time the Executive Board finally determines the issue price; for the purpose of calculating the 10% threshold, the pro rata amount of capital stock represented by any new or repurchased shares that were issued or sold after May 20, 2015, subject to the simplified exclusion of shareholders' subscription rights pursuant to or in accordance with Section 186 (3) sentence 4 AktG and the pro rata amount of capital stock to which any conversion or option rights or obligations relate under bonds that were issued on or after May 20, 2015, by applying Section 186 (3) sentence 4 AktG mutatis mutandis must be deducted; of the Supervisory Board, to determine the further details of the implementation of capital increases from Authorized Capital II. The Supervisory Board is authorized to amend the wording of the Articles of Incorporation after the full or partial implementation of the capital stock increase from Authorized Capital II or after the expiration of the authorization period to reflect the volume of the capital increase from Authorized Capital II. cc) Section 4 (6) of the Articles of Incorporation will be amended to read as follows: "The Executive Board is authorized, subject to the consent of the Supervisory Board, to increase the capital stock on one or more occasions on or before May 19, 2020, by an aggregate amount of up to € 250 million against contributions in cash or in kind by issuing new no-par value bearer shares (Authorized Capital II). An indirect subscription right within the meaning of Section 186 (5) sentence 1 AktG may also ensure compliance with the statutory shareholders' subscription right. The Executive Board is authorized, subject to the consent of the Supervisory Board, to exclude the shareholders' statutory subscription rights in the following circumstances: – in respect of fractional shares; – insofar as required in order to grant subscription rights to new shares to holders and/or beneficiaries of conversion and/or option rights or obligors under conversion and/or option obligations under bonds issued by the Company or a group company in the same volume as they would be entitled to if they exercised their conversion and/or option rights or fulfilled their conversion and/or option obligations; – where the capital is increased against contributions in cash and the total pro rata amount of capital stock represented by the new shares in respect of which the shareholders' subscription rights are excluded does not exceed 10% of the Company's capital stock existing on May 20, 2015, or at the time the authorization is registered in the commercial register or at the time the new shares are issued and the issue price of the new shares is not substantially (within the meaning of Section 203 (1) and (2) and Section 186 (3) sentence 4 AktG) below the trading price of listed shares of the same class carrying the same rights at the time the Executive Board finally determines the issue price; for the purpose of calculating the 10% threshold, the pro rata amount of capital stock represented by any new or repurchased shares that were issued or sold after May 20, 2015, subject to the simplified exclusion of shareholders' subscription rights pursuant to or in accordance with Section 186 (3) sentence 4 AktG and the pro rata amount of capital stock to which any conversion or option rights or obligations relate under bonds that were issued on or after May 20, 2015, by applying Section 186 (3) sentence 4 AktG mutatis mutandis must be deducted; in respect of which the shareholders' subscription rights are excluded under these authorizations, together with the pro rata amount of capital stock attributable to treasury shares or to which conversion and/or option rights or obligations relate under bonds which were sold or issued, subject to an exclusion of subscription rights, on or after May 20, 2015, must not, however, exceed 20% of the capital stock; this calculation shall be made on the basis of the amount of capital stock existing on May 20, 2015, at the time of registration of the authorization or at the time the new shares are issued, whichever is lowest. The shareholders' subscription rights are also deemed to have been excluded if the relevant shares are sold or issued by applying Section 186 (3) sentence 4 AktG analogously or mutatis mutandis.	Issuer	Abstain	N/A	N/A
190964	SBA COMMUNICATIONS CORP-CL A	SBAC	78388J106	5/21/2015	3/16/2015	535	It is my pleasure to invite you to attend SBA Communications Corporation’s 2015 Annual Meeting of Shareholders. The meeting will be held on Thursday, May 21, 2015, at 10:00 a.m. local time at our corporate office, located at 8051 Congress Avenue, Boca Raton, Florida 33487. At the meeting, you will be asked to: 1. Elect three directors as follows: Brian C. Carr, Mary S. Chan and George R. Krouse, Jr. for a three-year term expiring at the 2018 Annual Meeting of Shareholders. 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2015 fiscal year. 3. Approve, on an advisory basis, the compensation of our named executive officers. 4. Approve SBA’s proposal regarding proxy access. 5. Vote on a shareholder proposal regarding proxy access, if properly presented at the Annual Meeting. 6. Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting. Only shareholders of record as of the close of business on March 16, 2015 may vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present. I look forward to seeing you on May 21, 2015.	Issuer	Abstain	N/A	N/A
561798	SCHRODERS PLC	SDR	0240549	4/30/2015	4/27/2015	102	1 To receive the Report & Accounts 2 To declare the Final Dividend 3 To approve the Remuneration	Issuer	Abstain	N/A	N/A
190964	SEAGATE TECHNOLOGY	STX	G7945M107	10/22/2014	8/26/2014	1,357	The 2014 Annual General Meeting of Shareholders of Seagate Technology plc ("Seagate" or the "Company"), a company incorporated under the laws of Ireland, will be held on October 22, 2014, at 9:30 a.m. local time, at the Four Seasons Hotel, Simmonscourt Road, Dublin 4, Ireland. The purposes of the 2014 Annual General Meeting are: 1. By separate resolutions, to elect as Directors the following individuals who shall retire in accordance with the Articles of Association and, being eligible, offer themselves for election: (a) Stephen J. Luczo (b) Frank J. Biondi, Jr. (c) Michael R. Cannon (d) Mei-Wei Cheng (e) William T. Coleman (f) Jay L. Geldmacher (g) Kristen M. Onken (h) Dr. Chong Sup Park (i) Gregorio Reyes (j) Stephanie Tilenius (k) Edward J. Zander 2. To grant the Directors authority to issue shares. 3. To grant the Directors authority to issue shares for cash without first offering shares to existing shareholders. (Special Resolution). 4. To determine the price range at which the Company can re-issue shares that it holds as treasury shares. (Special Resolution). 5. To approve the Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan, which includes, among other amendments, an increase in the shares reserved for issuance thereunder by 25,000,000. 6. To approve, in a non-binding advisory vote, the compensation of the named executive officers. 7. To authorize holding the 2015 Annual General Meeting of Shareholders of the Company at a location outside of Ireland. 8. To ratify, in a non-binding vote, the appointment of Ernst & Young as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the auditors' remuneration. 9. To conduct such other business properly brought before the meeting. The board of Directors recommends that you vote "for" proposals 1 through 8. The full text of these proposals is set forth in the accompanying proxy statement. Only shareholders of record as of the close of business on August 26, 2014, are entitled to receive notice of and to vote at the Annual General Meeting. Whether or not you plan to attend the meeting, please provide your proxy by either using the Internet or telephone as further explained in the accompanying proxy statement or filling in, signing, dating, and promptly mailing a proxy card.	Issuer	Abstain	N/A	N/A
561798	SEVERN TRENT PLC	SVT	B1FH8J7	7/15/2015	7/13/2015	216	1 Receive the Reports and Accounts 2 Approve Directors' remuneration report 3 Approve Directors' remuneration policy 4 Declare a final dividend 5 Appoint James Bowling 6 Reappoint John Coghlan 7 Reappoint Andrew Duff 8 Reappoint Gordon Fryett 9 Reappoint Liv Garfield 10 Reappoint Martin Lamb 11 Reappoint Philip Remnant 12 Reappoint Angela Strank 13 Reappoint Deloitte LLP as auditor 14 Authorise the Audit Committee of the board to determine the remuneration of the auditor 15 Authorise political donations 16 Authorise allotment of shares 17 Disapply pre-emption rights 18 Authorise purchase of own shares 19 Reduce notice period for general meetings	Issuer	Abstain	N/A	N/A
561798	SHIRE PLC	SHP	B2QKY05	4/28/2015	4/26/2015	534	1. To receive the Company’s Annual Report and Accounts for the year ended December 31,2014. 2. To approve the Directors’ Remuneration Report. 3. To approve the Directors’ Remuneration Policy. 4. To elect Dominic Blakemore as a Director. 5. To re-elect William Burns as a Director. 6. To re-elect Dr. Steven Gillis as a Director. 7. To re-elect Dr. David Ginsburg as a Director. 8. To re-elect David Kappler as a Director. 9. To re-elect Susan Kilsby as a Director. 10. To re-elect Anne Minto as a Director. 11. To re-elect Dr. Flemming Ornskov as a Director. 12. To re-appoint Deloitte LLP as the Company’s Auditor. 13. To authorize the Audit, Compliance & Risk Committee to determine the remuneration of the Auditor. 14. To approve the Shire Long Term Incentive Plan 2015. Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX 15. To approve the Shire Global Employee Stock Purchase Plan. 16. To authorize the allotment of shares. Special Resolutions 17. To authorize the disapplication of pre-emption rights. 18. To authorize purchases of own shares. 19. To approve the notice period for general meetings	Issuer	Abstain	N/A	N/A
561761	SIEMENS AG-REG	SIE	5727973	1/27/2015	1/20/2015	18,699	1. To receive and consider the adopted Annual Financial Statements of Siemens AG and the approved Consolidated Financial Statements, together with the Combined Management Report of Siemens AG and the Siemens Group, including the Explanatory Report on the information required pursuant to Section 289 (4) and (5) and Section 315 (4) of the German Commercial Code (HGB) as of September 30, 2014, as well as the Report of the Supervisory Board, the Corporate Governance Report, the Compensation Report and the Compliance Report for fiscal year 2014 The materials referred to, which are part of the Annual Report 2014 with the exception of the adopted Annual Financial Statements, are available on our website at WWW.SIEMENS.COM/AGM. Upon request, copies will be sent to shareholders. In addition, the materials will be available and explained in more detail at the Annual Shareholders’ Meeting. In accordance with the applicable legal provisions, no resolution on Agenda Item 1 is proposed to be adopted, as the Supervisory Board has already approved the Annual Financial Statements and the Consolidated Financial Statements. 2. To resolve on the appropriation of the net income of Siemens AG to pay a dividend The Supervisory Board and the Managing Board propose that the unappropriated net income of Siemens AG for the fiscal year ended September 30, 2014 amounting to €2,907,300,000.00 be appropriated as follows: Distribution of a dividend of €3.30 on each share of no par value entitled to the dividend for fiscal year 2014: €2,734,313,412.60. Amount carried forward: €172,986,587.40. The proposal for appropriation of the net income reflects the 52,420,178 treasury shares held directly or indirectly by the Company at the time of the proposal that are not entitled to a dividend pursuant to Section 71b of the German Stock Corporation Act (AktG). Should there be any change in the number of shares of no par value entitled to the dividend for fiscal year 2014 before the date of the Annual Shareholders’ Meeting, the above proposal will be amended accordingly and presented for resolution at the Annual Shareholders’ Meeting, with an unchanged dividend of €3.30 on details are to be determined regarding the exercise, fulfillment of obligations or rights, deadlines and determination of conversion or exercise prices; > whether the bonds should be issued in euros or in the legal currency of an OECD country other than euros. For the purpose of determining the maximum aggregate principal amount of this authorization in the case of issues in foreign currencies, the principal amount of the bonds shall in each case be converted into euros on the day when the decision of the issue thereof is taken. As a matter of principle, the bonds must be offered to shareholders for subscription, including the option of issuing them to banks or enterprises within the meaning of Section 186 (5) sentence 1 of the German Stock Corporation Act (AktG) with the obligation that they must be offered to shareholders for subscription. However, the Managing Board shall be authorized to exclude shareholders’ subscription rights with the approval of the Supervisory Board, > provided that the bonds are issued in exchange for cash payment and the issue price of the bonds is not significantly lower than their theoretical market price computed in accordance with accepted actuarial methods. The part of the capital stock mathematically attributable to shares to be issued as a result of bonds issued under this authorization must not exceed 10% of the capital stock at the time when such authorization takes effect or at the time at which it is exercised, if the latter amount is lower. When determining this limit, shares shall also be taken into account which, during the term of this authorization until its use, are issued or disposed of by direct or mutatis mutandis application of Section 186 (3) sentence 4 of the German Stock Corporation Act (AktG). The same applies to shares which are to be issued or granted due to a convertible bond and/or warrant bond issued during the term of this authorization based on the use of another authorization under exclusion of the subscription right in accordance with these provisions; > if the bonds are issued in exchange for contributions or considerations in kind, in particular in the context of business combinations or for the purpose of acquiring (also indirectly) companies, businesses, parts of companies, participations or other assets or rights to acquire assets, including receivables against the Company or its consolidated subsidiaries; > to the extent that the exclusion is necessary with regard to fractional amounts resulting from the subscription ratio; > in order to grant holders/creditors of conversion or option rights or respective conversion or option obligations on Siemens shares subscription rights as compensation against the effects of dilution to the extent to which they would be entitled upon exercising such rights or fulfilling such obligations. Under this authorization, bonds may only be issued under exclusion of the subscription right, if the total of new shares to be issued on the basis of such bond, together with new shares issued by the Company during the term of this authorization based on another authorization under exclusion of the subscription right or to be issued on the basis of a convertible bond and/or warrant bond issued during the term of this authorization based on the use of another authorization under exclusion of the subscription right, does, in mathematical terms, not exceed 20% of the capital stock at the time this authorization takes effect. b) In order to grant shares of stock to holders/creditors of convertible bonds or warrant bonds issued under the authorization pursuant to Agenda Item 10 a) above, the capital stock shall be conditionally increased by up to €240,000,000 through the issuance of up to 80,000,000 shares of no par value registered in the names of the holders (Conditional Capital 2015). The conditional capital increase shall be effected through the issuance of up to 80,000,000 shares of no par value registered in the names of the holders with entitlement to dividends as of the beginning of the fiscal year in which they are issued and only to the extent to which holders/creditors of convertible bonds or warrants under warrant bonds issued until January 26, 2020 under the authorization of the Managing Board pursuant to Agenda Item 10 a) above by Siemens AG or any of its consolidated subsidiaries exercise their conversion or option rights, fulfill their conversion or option obligation, or to the extent shares are tendered, and provided that no other forms of fulfillment of delivery are used. The new shares of stock shall be issued at the conversion or exercise prices determined in each case in the terms and conditions of the bonds and/or the warrants in accordance with the abovementioned authorization. The Managing Board shall be authorized to determine the further details of the implementation of the conditional capital increase. c) The following new subsection 9 shall be added to Section 4 of the Articles of Association: ”9. The capital stock is conditionally increased by up to €240,000,000. The conditional capital increase shall be effected through the issuance of up to 80,000,000 shares of no par value registered in the names of the holders with entitlement to dividends as of the beginning of the fiscal year in which they are issued and only to the extent to which holders/creditors of convertible bonds or warrants under warrant bonds issued until January 26, 2020 by Siemens AG or any of its consolidated subsidiaries under the authorization of the Managing Board granted by the Annual Shareholders’ Meeting of January 27, 2015 exercise their conversion or option rights, fulfill their conversion or option obligations, or to the extent shares are tendered, and provided that no other forms of fulfillment of delivery are used. The new shares shall be issued at the conversion or exercise prices determined in each case in the terms and conditions of the bonds and/or the warrants in accordance with the abovementioned authorization (Conditional Capital 2015). The Managing Board shall be authorized to determine the further details of the implementation of the conditional capital increase.” d) The Supervisory Board shall be authorized to amend Section 4 of the Articles of Association depending on the use of the Conditional Capital 2015. The same shall apply in the event that the authorization to issue convertible bonds or warrant bonds has not been used upon expiration of the effective term of the authorization and in the event that the Conditional Capital 2015 has not been used or has not been fully used after expiration of all conversion or option periods. Against the background of the aboveproposed authorization to issue convertible bonds and/or warrant bonds, the Managing Board has prepared a written report on the reasons for which it is to be authorized to exclude shareholders’ subscription rights under certain circumstances. The report is reproduced after the Agenda Item 11. To resolve on the approval of a settlement agreement with a former member of the Managing Board On August 26, 2014, Siemens AG entered into a Settlement Agreement with Mr. HeinzJoachim Neubürger, a former member of its Managing Board. The Company has asserted claims for damages against Mr. Neubürger from and in connection with the system of slush funds that became known in November 2006. The Settlement Agreement requires the approval by the Annual Shareholders’ Meeting to become effective. The Supervisory Board and the Managing Board propose that the Settlement Agreement between Siemens Aktiengesellschaft and Mr. HeinzJoachim Neubürger dated August 26, 2014 be approved. The complete wording of the Settlement Agreement with Mr. Neubürger is set out in the Annex to Agenda Item 11. It forms an integral part of this Notice of Annual Shareholders’ Meeting. Further explanations can be found in the report of the Supervisory Board on Agenda Item 11, which is reproduced after the Agenda Item 12. To resolve on amendments to the Articles of Association in order to modernize provisions of the Articles of Association and make them more flexible Some of the provisions in the Articles of Association relating to the Supervisory Board no longer reflect the current state of the art as regards technical means of communication or the contemporary corporate governance practice in all their points. The provisions on the procedure for filling seats on the Supervisory Board having become vacant, resigning from the Supervisory Board and submission of absentee ballots by Supervisory Board members who are unable to attend a meeting in person are therefore to be amended with the aim of modernizing them and making them more flexible. The Company has not utilized its option to elect substitute members for the shareholders’ members of the Supervisory Board in the past years. Instead, an application for the judicial appointment of a Supervisory Board member for a limited time in accordance with the recommendation in Section 5.4.3 sentence 2 of the German Corporate Governance Code was filed in order to fill vacancies on the Supervisory Board until the next Annual Shareholders’ Meeting. A resolution by the shareholders on a byelection to the Supervisory Board was then adopted at that Annual Shareholders’ Meeting. Consequently, a detailed provision in the Articles of Association relating to the appointment of substitute members does not appear necessary, especially since such an appointment is still also possible under the statutory regulations without a provision in the Articles of Association. In addition, the Annual Shareholders’ Meeting is to be given flexibility within the framework of the statutory regulations in the event of such a byelection. If a member of the Supervisory Board resigns, it shall be clarified who shall be the recipient of such resignation. In addition, the provision is to be made more flexible so that the onemonth period of notice for the resignation can be dispensed with subject to the approval of the Chairman of the Supervisory Board. The provisions currently contained in Section 11 (2) sentence 3 and Section 11 (3) of the Articles of Association are therefore to be dropped. The provision contained in Section 11 (4) of the Articles of Association to date is to be amended and restated as a new Section 11 (3). Finally, modification of Section 15 (3) of the Articles of Association is intended to make clear that a member of the Supervisory Board who cannot take part in a meeting in person can also send his or her absentee ballot using other common means of communication (e.g. fax or email). Therefore, the Supervisory Board and the Managing Board propose that the following resolutions be approved and adopted: a) Section 11 (2) sentence 3 of the Articles of Association shall be deleted in its entirety. b) Section 11 (3) and (4) of the Articles of Association shall be deleted and replaced by the following new (3): ”Any member of the Supervisory Board may resign his office by giving written notice to the Chairman of the Supervisory Board or the Managing Board of the Company, with a period of notice of one month in advance. This period of notice can be dispensed with subject to the approval of the Chairman of the Supervisory Board. The right to resign immediately from the Supervisory Board for good cause shall remain unaffected.” c) The following sentence 2 shall be added to Section 15 (3) of the Articles of Association: ”A ballot by common means of communication (e.g. by fax or email) shall also be valid as a written absentee ballot.” 13. To resolve on the approval of a control and profit-and-loss transfer agreement between Siemens AG and a subsidiary On November 26, 2014, Siemens AG and its whollyowned, Munichbased subsidiary Kyros 47 GmbH (hereinafter referred to as the ”Subsidiary”) concluded a Control and ProfitandLoss Transfer Agreement. The Supervisory Board and the Managing Board propose that the Control and ProfitandLoss Transfer Agreement between Siemens AG (as the parent company) and Kyros 47 GmbH be approved. The essential content of the Control and ProfitandLoss Transfer Agreement is as follows: > The Subsidiary shall subordinate management of its company to Siemens AG. The latter shall accordingly have the right to give instructions to the Management of the Subsidiary on how the Subsidiary is to be managed. The Management of the Subsidiary shall be obliged to obey the instructions. > The Subsidiary undertakes to transfer its entire profits to Siemens AG in accordance with the provisions of Section 301 of the German Stock Corporation Act (AktG), as amended from time to time. > With the consent of Siemens AG, the Subsidiary may appropriate amounts from the annual net income to other retained earnings pursuant to Section 272 (3) of the German Commercial Code (HGB) insofar as this is permitted under commercial law and economically justified based on reasonable business judgment. Upon request by Siemens AG, amounts appropriated to other retained earnings pursuant to Section 272 (3) of the German Commercial Code (HGB) during the term of the Agreement shall be released and used to compensate an annual net loss or be transferred as profits. The transfer of capital reserves and retained earnings existing prior to the date of the Agreement shall be excluded. > Siemens AG may demand that the Subsidiary transfer profits in advance during the year, if and to the extent this is legally permissible. > If the Agreement does not end prior to the expiration of the Subsidiary’s fiscal year, the entitlement to the transfer of profits shall arise at the end of the Subsidiary’s fiscal year and shall be due taking that date as value date. The obligation to transfer profits shall apply retroactively as of the beginning of the Subsidiary’s fiscal year in which the Agreement becomes effective by registration in the register of companies at the registered office of the Subsidiary. > Siemens AG shall be obliged to assume the losses of the Subsidiary in accordance with the provisions of Section 302 of the German Stock Corporation Act (AktG), as amended from time to time. > If the Agreement does not end prior to the expiration of the Subsidiary’s fiscal year, the entitlement to the assumption of losses shall arise at the end of the Subsidiary’s fiscal year and shall be due taking that date as value date. The obligation to assume losses shall apply retroactively as of the beginning of the fiscal year in which the Agreement becomes effective by registration in the register of companies at the registered office of the Subsidiary. > The Agreement becomes effective upon registration in the register of companies at the registered office of the Subsidiary. > The Agreement shall be concluded for an indefinite period of time. It may be terminated ordinarily upon three (3) months’ notice prior to the end of the Subsidiary’s fiscal year, but for the first time to the end of the Subsidiary’s fiscal year that ends at least five (5) years in time after the beginning of the Subsidiary’s fiscal year in which the Agreement became effective. In addition to the above notice period, Siemens AG can terminate the Agreement ordinarily after the minimum term specified in the above sentence expires upon two (2) weeks’ prior notice. > The right to terminate the Agreement for good cause without observing a notice period shall remain unaffected. Good cause shall exist in particular if Siemens AG no longer holds the majority of the voting rights or capital stock in the Subsidiary, Siemens AG disposes of or contributes the shares in the Subsidiary, Siemens AG or the Subsidiary is merged, split up or liquidated or insolvency proceedings are instigated on the assets of Siemens AG or of the Subsidiary or an outside shareholder takes a stake in the Subsidiary for the first time within the meaning of Section 307 of the German Stock Corporation Act (AktG). In the event that the shares are disposed of, Siemens AG may also terminate the Agreement with effect from the effective conclusion of the promissory agreement relating to disposal of the shares in the Subsidiary. > Notice of termination of the Agreement shall be given in writing. > The interpretation of individual provisions of the Agreement shall be subject to Section 14 and Section 17 of the German Corporation Tax Act (KStG), as amended from time to time. > The Agreement contains a socalled severability clause. Should any provision of the Agreement be or become ineffective or unenforceable in whole or in part or should the Agreement contain a gap, this shall not affect the validity of the remaining provisions of the Agreement. In place of the ineffective or unenforceable provision, the parties shall agree on an effective or enforceable provision which in its economic effect comes as close as legally possible to that of the ineffective or unenforceable provision. In the event of a gap in the Agreement, the parties shall agree on a provision that would have been intended, in light of the object and purpose of the Agreement, had they considered the point on concluding the Agreement. > If, under the terms of the Agreement, a declaration is to be made in writing, such a declaration shall be signed by the declaring party, signing his/her name in his/her own hand, and transmitted to the other party as an original. The written form may not be replaced by the electronic form. > Place of performance and jurisdiction for the parties shall be Munich. Siemens AG is the sole shareholder of the Subsidiary. No compensation payments or financial settlements pursuant to Section 304 and Section 305, respectively, of the German Stock Corporation Act (AktG) are to be made to outside shareholders. From the time of giving Notice of Annual Shareholders’ Meeting, the following documents are available on our website at WWW. SIEMENS.COM/AGM: > the Control and ProfitandLoss Transfer Agreement between Siemens AG and Kyros 47 GmbH, > the adopted Annual Financial Statements of Siemens AG and the approved Consolidated Financial Statements together with the Combined Management Report of Siemens AG and the Siemens Group as of September 30, 2012, > the adopted Annual Financial Statements of Siemens AG and the approved Consolidated Financial Statements together with the Combined Management Report of Siemens AG and the Siemens Group as of September 30, 2013, > the adopted Annual Financial Statements of Siemens AG and the approved Consolidated Financial Statements together with the Combined Management Report of Siemens AG and the Siemens Group as of September 30, 2014, > the adopted Annual Financial Statements of Kyros 47 GmbH as of September 30, 2014 (short fiscal year), > the Joint Report by the Managing Board of Siemens AG and the Management of Kyros 47 GmbH prepared pursuant to Section 293a of the German Stock Corporation Act (AktG). Upon request, each shareholder will receive without undue delay a copy of these documents free of charge. The documents will also be available at the Annual Shareholders’ Meeting of Siemens AG.	Issuer	Abstain	N/A	N/A
190964	SIGMA-ALDRICH CORP	SIAL	826552101	5/5/2015	3/6/2015	491	NOTICE IS HEREBY GIVEN that the Sigma-Aldrich Corporation 2015 Annual Meeting of Shareholders will be held at the Sigma-Aldrich Life Science and Technology Center, 2909 Laclede Avenue, St. Louis, Missouri 63103, on Tuesday, May 5, 2015 at 10:00 a.m., Central Daylight Time, for the following purposes: 1. To elect to the Board of Directors the ten nominees named in this proxy statement; 2. To ratify the appointment of KPMG LLP as Sigma-Aldrich Corporation’s independent registered public accounting firm for 2015; 3. To hold an advisory vote to approve named executive officer compensation; and 4. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on March 6, 2015 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. We are pleased once again to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to their shareholders primarily over the Internet. We believe this process helps to expedite shareholders’ receipt of proxy materials, lower the costs of the meeting and conserve natural resources. On or about March 20, 2015, we mailed to our shareholders a notice containing instructions on how to access our 2015 Proxy Statement and 2014 Annual Report to Shareholders and how to vote. The notice also included instructions on how to receive a paper copy of the proxy materials, including the meeting notice, 2015 Proxy Statement and proxy/voting instruction card. By Order of the Board of Directors,	Issuer	Abstain	N/A	N/A
190964	SIRIUS XM HOLDINGS INC	SIRI	82968B103	5/19/2015	3/26/2015	22,798	1. To elect the thirteen director nominees listed herein; 2. To approve the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan; 3. To ratify the appointment of KPMG LLP as our independent registered public accountants for 2015; and 4. To transact any other business properly coming before the annual meeting and any adjournments or postponements thereof. Who may Vote: Stockholders of record at the close of business on Thursday, March 26, 2015. Important Notice Regarding the Date of Availability of Proxy Materials for the Stockholder Meeting to be Held on Tuesday, May 19, 2015: We are pleased to be using the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to their stockholders over the Internet. In accordance with these rules, we first sent stockholders of record at the close of business on or about April 6, 2015, a Notice of Internet Availability of Proxy Materials (Notice). The Notice contains instructions on how to access our proxy statement and annual report for the fiscal year ended December 31, 2014 over the Internet and how to vote.	Issuer	Abstain	N/A	N/A
561798	SKY PLC	SKY	0141192	10/6/2014	10/2/2014	954	(i) the proposed acquisition by Sky Italian Holdings S.p.A., a wholly owned subsidiary of the Company, of the entire issued and to be issued corporate capital of Sky Italia S.r.l. from SGH Stream Sub, Inc, a wholly-owned subsidiary of Twenty-First Century Fox, Inc; (ii) the proposed acquisition by Sky German Holdings GmbH, a wholly owned subsidiary of the Company, of the shares in Sky Deutschland AG held by 21st Century Fox Adelaide Holdings B.V., a wholly owned subsidiary of Twenty-First Century Fox, Inc; (iii) the proposed disposal by Sky Ventures Limited, a wholly owned subsidiary of the Company, of its 21% stake in each of NGC Network International LLC and NGC Network Latin America, LLC to (i) Fox-NGC (International) Holdings, Inc and/or Fox International Channels (US) Inc; and/or (ii) the National Geographic Society; and (iv) the proposed voluntary cash offer by Sky German Holdings GmbH to the holders of shares in Sky Deutschland AG to acquire the shares in Sky Deutschland AG	Issuer	Abstain	N/A	N/A
561798	SMITH & NEPHEW PLC	SN/	0922320	4/9/2015	4/7/2015	814	1. To receive and adopt the audited accounts 2. To approve the Directors’ Remuneration Report (excluding Policy) 3. To declare a final dividend 4. To elect Vinita Bali 5. To re-elect Ian Barlow 6. To re-elect Olivier Bohuon 7. To re-elect The Rt Hon Baroness Bottomley of Nettlestone DL 8. To re-elect Julie Brown 9. To elect Erik Engstrom 10. To re-elect Michael Friedman 11. To re-elect Brian Larcombe 12. To re-elect Joseph Papa 13. To re-elect Roberto Quarta 14. To appoint KPMG LLP as the Auditor 15. To authorise the Directors to determine the remuneration of the Auditor 16. To renew the Directors' authority to allot shares 17. To renew the Directors’ authority for the disapplication of the pre-emption rights 18. To renew the Directors’ limited authority to make market purchases of the Company’s own shares 19. To authorise general meetings to be held on 14 clear days’ notice	Issuer	Abstain	N/A	N/A
561798	SMITHS GROUP PLC	SMIN	B1WY233	N/A	N/A	356		Issuer	Abstain	N/A	N/A
561798	SPORTS DIRECT INTERNATIONAL	SPD	B1QH8P2	N/A	N/A	228		Issuer	Abstain	N/A	N/A
561798	SSE PLC	SSE	0790873	7/23/2015	7/21/2015	898	Report and Accounts Resolution 1: to receive the Financial Statements and the Reports of the Directors and of the Auditors for the year ended 31 March 2015. Remuneration Report Resolution 2: to approve the 2015 Remuneration Report. Dividend Resolution 3: to declare a final dividend for the year ended 31 March 2015 of 61.8 pence per Ordinary Share payable on 19 September 2015. Directors Resolution 4: to re-appoint Alistair Phillips-Davies as a Director of the Company. Resolution 5: to re-appoint Gregor Alexander as a Director of the Company. Resolution 6: to re-appoint Jeremy Beeton as a Director of the Company. Resolution 7: to re-appoint Katie Bickerstaffe as a Director of the Company. Resolution 8: to re-appoint Sue Bruce as a Director of the Company. Resolution 9: to re-appoint Richard Gillingwater as a Director of the Company. Resolution 10: to re-appoint Peter Lynas as a Director of the Company. Auditor Resolution 11: that KPMG LLP be re-appointed Auditor of the Company, to hold office until the conclusion of the next general meeting at which Financial Statements are laid before the Company. Resolution 12: that the Audit Committee of the Board be authorised to determine the Auditor’s remuneration. Authority to allot shares Resolution 13: Authority to disapply pre-emption rights Resolution 14: Authority to purchase own shares Resolution 15: Notice of general meetings Resolution 16: Renewal of Scrip Dividend Scheme Resolution 17: Ratification of Dividend Resolution 18:	Issuer	Abstain	N/A	N/A
561798	ST JAMES'S PLACE PLC	STJ	0766937	5/14/2015	5/12/2015	466	1 Report and Accounts 2 Final Dividend 3 Re-elect Sarah Bates 4 Re-elect David Bellamy 5 Re-elect Iain Cornish 6 Re-elect Andrew Croft 7 Re-elect Ian Gascoigne 8 Re-elect Simon Jeffreys 9 Re-elect David Lamb 10 Re-elect Patience Wheatcroft 11 Re-elect Roger Yates 12 Remuneration Report 13 Re-appoint Auditors 14 Determine Auditors' Remuneration 15 Authority to Allot Shares 16 Disapplication of Pre-emption Rights 17 Authority to Purchase Own Shares 18 Political Donations 19 Notice of Meeting 20 SJP Partners’ Performance Share Plan	Issuer	Abstain	N/A	N/A
561798	STANDARD CHARTERED PLC	STAN	0408284	5/6/2015	5/4/2015	1,840	1. To receive the Company’s annual report and accounts for the financial year ended 31 December 2014 together with the reports of the directors and auditors. 2. To declare a final dividend of 57.20 US cents per ordinary share for the year ended 31 December 2014. 3. To approve the annual report on remuneration for the year ended 31 December 2014. 4. To elect Dr Byron Grote who has been appointed as a nonexecutive director by the Board since the last AGM of the Company. 5. To elect Andy Halford who has been appointed as an executive director by the Board since the last AGM of the Company. 6. To elect Gay Huey Evans who has been appointed as a nonexecutive director by the Board since the last AGM of the Company. 7. To elect Jasmine Whitbread who has been appointed as a non-executive director by the Board since the last AGM of the Company. 8. To re-elect Om Bhatt, a nonexecutive director. 9. To re-elect Dr Kurt Campbell, a non-executive director. 10. To re-elect Dr Louis Cheung, a non-executive director. 11. To re-elect Dr Han Seungsoo, KBE, a non-executive director. 12. To re-elect Christine Hodgson, a non-executive director. 13. To re-elect Naguib Kheraj, a non-executive director. 14. To re-elect Simon Lowth, a non-executive director. 15. To re-elect Ruth Markland, a non-executive director. 16. To re-elect Sir John Peace, as Chairman. 17. To re-elect Mike Rees, an executive director. 18. To re-elect V Shankar, an executive director. 19. To re-elect Paul Skinner, CBE, a non-executive director. 20. To re-elect Dr Lars Thunell, a non-executive director. 21. To appoint KPMG LLP as auditor to the Company from the end of the AGM until the end of next year’s AGM. 22. To authorize the Board to set the auditor’s fees. 23. To authorise the Company and its subsidiaries to make political donations. 24. To authorise the Board to allot shares. 25. To extend the authority to allot shares by such number of shares repurchased by the Company under the authority granted pursuant to resolution 29. 26. To authorise the Board to allot shares and grant rights to subscribe for or to convert any security into shares in relation to any issue of Equity Convertible Additional Tier 1 Securities. 27. To authorise the Board to disapply pre-emption rights in relation to authority granted pursuant to resolution 24. 28. To authorise the Board to disapply pre-emption rights in relation to authority granted pursuant to resolution 26. 29. To authorise the Company to purchase its own ordinary shares. 30. To authorise the Company to purchase its own preference shares. 31. That a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice.	Issuer	Abstain	N/A	N/A
561798	STANDARD LIFE PLC	SL/	BVFD7Q5	5/12/2015	5/16/2015	1,778	1 - To receive and consider the Annual Report and Accounts for 2014 2 - To re-appoint PricewaterhouseCoopers LLP as auditors 3 - To authorise the Directors to set the auditors' fees 4 - To declare a final dividend for 2014 5 - To approve the Directors' remuneration report 6 - To approve the Directors' remuneration policy 7 - To approve amendments to the rules of the Standard Life plc Executive Long Term Incentive Plan (the Executive LTIP) 8 To re-elect Board of Directors To authorise the Directors to issue further shares 9 - To disapply share pre-emption rights 10 - To give authority for the Company to buy back shares 11 - To provide limited authority to the Company and its subsidiaries to make political donations and to incur political expenditure 12 - To allow the Company to call general meetings on 14 days' notice 13 - To adopt new articles of association	Issuer	Abstain	N/A	N/A
190964	STAPLES INC	SPLS	855030102	6/2/2015	4/29/2015	2,658	The Annual Meeting of Shareholders of Staples, Inc. will be held at the Umstead Hotel, 100 Woodland Pond Drive, Cary, North Carolina, on June 1, 2015 at 4:00 p.m., local time, to consider and act upon the following matters: (1) To elect eleven members of the Board of Directors to hold office until the 2016 Annual Meeting of Shareholders or until their respective successors have been elected or appointed. (2) To approve an amendment to the 2012 Employee Stock Purchase Plan increasing the number of shares of common stock authorized for issuance under the plan from 15,000,000 to 27,000,000 shares. (3) To approve, on an advisory basis, named executive officer compensation. (4) To ratify the selection by the Audit Committee of Ernst & Young LLP as Staples’ independent registered public accounting firm for the current fiscal year. (5) To act on two shareholder proposals, if properly presented. (6) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Shareholders of record at the close of business on April 6, 2015 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. By order of the Board of Directors	Issuer	Abstain	N/A	N/A
190964	STARBUCKS CORP	SBUX	855244109	5/18/2015	1/8/2015	6,211	Dear Shareholders: You are cordially invited to attend the Starbucks Corporation 2015 Annual Meeting of Shareholders on March 18, 2015 at 10:00 a.m. (Pacific Time) (the “Annual Meeting” or the “Annual Meeting of Shareholders”). The meeting will be held at Marion Oliver McCaw Hall at the Seattle Center, located at 321 Mercer Street, in Seattle, Washington. More information appears on the back cover of this proxy statement. As in prior years, Starbucks has elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On January 23, 2015, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to: ● Access our proxy statement for our 2015 Annual Meeting of Shareholders and our fiscal 2014 Annual Report on Form 10-K for the year ended September 28, 2014, as filed with the Securities and Exchange Commission (the “Annual Report”); ● Vote online, by telephone or by mail; and ● Receive a paper copy of the proxy materials by mail. On January 23, 2015, we also first mailed this proxy statement and the enclosed proxy card to certain shareholders. Proof of share ownership will be required to enter the Starbucks Annual Meeting. In addition, each attendee must present a government-issued photo identification (such as a driver’s license or passport). See the back cover of this proxy statement – “TICKETING AND TRANSPORTATION INFORMATION FOR THE STARBUCKS CORPORATION 2015 ANNUAL MEETING OF SHAREHOLDERS” for details. The matters to be acted upon are described in the notice of Annual Meeting of Shareholders and proxy statement. At the Annual Meeting of Shareholders, we will also report on our operations and respond to questions from shareholders. As always, we anticipate a large number of attendees at the Annual Meeting of Shareholders. Again this year, seating will be limited to McCaw Hall only, and we cannot guarantee seating for all shareholders. Doors will open at 8:00 a.m. (Pacific Time) on the day of the event. Shareholders also may view a live webcast of the meeting; please see details on our Investor Relations website at http://investor.starbucks.com.	Issuer	Abstain	N/A	N/A
190964	STERICYCLE INC	SRCL	858912108	5/27/2015	3/30/2015	350	At the Annual Meeting, you will be asked to consider and vote on the following matters: • the election to the Board of the 10 nominees for director named in this proxy statement, • ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015, • a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in this proxy statement (sometimes referred to as the “say-on-pay” vote), • a stockholder proposal requesting that the Board adopt a policy to require that the Chairman of the Board be an independent director, and • any other matter that properly comes before the meeting. Only stockholders of record at the close of business on the record date of March 30, 2015 are entitled to vote at the Annual Meeting.	Issuer	Abstain	N/A	N/A
190964	SYMANTEC CORP	SYMC	871503108	10/28/2014	8/29/2014	2,858	We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement: 1. To elect the nine nominees named in the proxy statement to Symantec’s Board of Directors; 2. To ratify the appointment of KPMG LLP as Symantec’s independent registered public accounting firm for the 2015 fiscal year; 3. To hold an advisory vote to approve executive compensation; and 4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. W	Issuer	Abstain	N/A	N/A
561798	TAYLOR WIMPEY PLC	TW/	0878230	4/23/2015	4/21/2015	2,936	1 To receive the 2014 Directors' and Auditors' Reports and Financial Statements 2 To approve final dividend 3 To approve special dividend 4 To re-elect Kevin Beeston as a Director 5 To re-elect Pete Redfern as a director 6 To re-elect Ryan Mangold as a director 7 To re-elect James Jordan as a director 8 To re-elect Kate Barker CBE as a director 9 To re-elect Margaret Ford as a director 10 To re-elect Mike Hussey as a director 11 To re-elect Robert Rowley as a director 12 To re-appoint Deloitte LLP as auditors 13 To authorise the Audit Committee to determine the Auditors’ fees 14 To give the directors authority to allot shares in the Company 15 To dis-apply pre-emption rights 16 To empower the Company to make market purchases of its shares 17 To approve the Directors’ Remuneration Report 18 To authorize political donations and expenditure 19 To approve the sale of a property to Pete Redfern 20 To approve the calling of general meetings on 14 days' notice	Issuer	Abstain	N/A	N/A
561798	TESCO PLC	TSCO	0884709	6/26/2015	6/24/2015	7,382	To receive the Reports and Accounts 2 To approve the Directors’ Remuneration Report 3 To approve the Directors’ Remuneration Policy 4 To elect John Allan as a director 5 To elect Dave Lewis as a director 6 To elect Alan Stewart as a director 7 To elect Richard Cousins as a director 8 To elect Byron Grote as a director 9 To elect Mikael Olsson as a director 10 To re-elect Mark Armour as a director 11 To re-elect Deanna Oppenheimer as a director 12 To appoint Deloitte LLP as the Company’s auditors 13 To authorise the directors to determine the auditors’ remuneration 14 To authorise the directors to allot shares 15 To disapply pre-emption rights 16 To authorise the Company to purchase its own shares 17 To authorise political donations by the Company and its subsidiaries 18 To authorise short notice general meetings	Issuer	Abstain	N/A	N/A
190964	TESLA MOTORS INC	TSLA	88160R101	6/3/2014	4/15/2015	518	Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Tesla Motors, Inc., a Delaware corporation, will be held on Tuesday, June 9, 2015, at 2:00 p.m., Pacific Time, at the Computer History Museum located at 1401 N. Shoreline Blvd., Mountain View, CA 94043, for the following purposes: Agenda Item Board Vote Recommendation 1. To elect the two Class II directors listed in the accompanying proxy statement to serve for a term of three years or until their respective successors are duly elected and qualified. “FOR” 2. To ratify the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for the fiscal year ending December 31, 2015. “FOR” 3. To consider and vote upon a stockholder proposal by Mr. Mark Peters, if properly presented. “AGAINST” 4. To consider and vote upon a stockholder proposal by Ms. Elizabeth Farrell Peters, if properly presented. “AGAINST” The preceding items of business are more fully described in the proxy statement filed with the U.S. Securities and Exchange Commission on or about April 22, 2015. Any action on the items of business described above may be considered at the 2015 Annual Meeting at the time and on the date specified above or at any time and date to which the 2015 Annual Meeting may be properly adjourned or postponed.	Issuer	Abstain	N/A	N/A
190964	TEXAS INSTRUMENTS INC	TXN	882508104	4/16/2015	2/17/2015	4,378	At the meeting, we considered and acted upon the following matters: the election of directors for the next year advisory approval of the company's executive compensation ratification of the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2015 such other matters as may properly come before the meeting The meeting was held in Dallas on Thursday, April 16, 2015.	Issuer	Abstain	N/A	N/A
561761	THYSSENKRUPP AG	TKA	5636927	1/30/2015	1/23/2015	10,546	| 03 I. Agenda 1. Presentation of the adopted financial statements of ThyssenKrupp AG and the consolidated financial statements for the year ended September 30, 2014, the combined management report on ThyssenKrupp AG and the Group for the 2013/2014 fiscal year, the report by the Supervisory Board and the explanatory report by the Executive Board on the information pursuant to § 289 (4), § 315 (4) German Commercial Code (HGB) In accordance with § 172 and § 173 German Stock Corporation Act (AktG) the Supervisory Board approved the financial statements and the consolidated financial statements prepared by the Executive Board on November 19, 2014; the financial statements are thus adopted. Adoption by the Annual General Meeting is therefore not required. The financial statements, the consolidated financial statements, the combined management report, the report by the Supervisory Board and the explanatory report by the Executive Board on the information required under takeover law are to be made available to the Annual General Meeting without requiring a resolution under the Stock Corporation Act. ThyssenKrupp AG, Duisburg and Essen ISIN DE0007500001 Invitation to the Annual General Meeting Dear Shareholders, We hereby invite you to the 16th Annual General Meeting of ThyssenKrupp AG with registered office in Duisburg and Essen. The Annual General Meeting will be held at 10.00 a.m. on Friday, January 30, 2015, at the RuhrCongress, Stadionring 20, 44791 Bochum, Germany. Agenda at a glance 1. Presentation of the adopted financial statements of ThyssenKrupp AG and the consolidated financial statements for the year ended September 30, 2014, the combined management report on ThyssenKrupp AG and the Group for the 2013/2014 fiscal year, the report by the Supervisory Board and the explanatory report by the Executive Board on the information pursuant to § 289 (4), § 315 (4) HGB 2. Resolution on the disposition of unappropriated net income 3. Resolution on the ratification of the acts of the members of the Executive Board 4. Resolution on the ratification of the acts of the members of the Supervisory Board 5. Resolution on the election of the auditors 6. Resolution on the adoption of the modified compensation system for Executive Board members 7. Resolution on re-elections to the Supervisory Board 8. Resolution on the authorization to purchase treasury shares, if required excluding tender rights, and to use these, if required excluding subscription rights, and authorization to cancel repurchased shares and to reduce the Company ’ s capital stock 9. Resolution on the authorization to use equity derivatives in connection with share repurchases pursuant to § 71 (1) no. 8 AktG and on the exclusion of tender and subscription rights 2 . Resolution on the disposition of unappropriated net income From the unappropriated net income of the 2013/2014 fiscal year, a dividend of €0.11 per eligible share is to be distributed. The dividend shall be paid on February 02, 2015. The Executive Board and Supervisory Board propose to use the unappropriated net income of the 2013/2014 fiscal year in the amount of €1,534,649,376.35 as follows: - Distribution of a dividend of €0.11 per eligible share: €62,253,174.17 - Remaining amount to be carried forward: €1,472,396,202.18 At the time of convening the Annual General Meeting, the Company holds no treasury shares. Pursuant to § 71b AktG, treasury shares are not eligible for dividend payment. Should the Company hold treasury shares at the time of the Annual General Meeting, the proposal for the appropriation of net income shall be adjusted accordingly without affecting the dividend payment of €0.11 per eligible share. 3. Resolution on the ratification of the acts of the members of the Executive Board The Executive Board and Supervisory Board propose that the acts of the members of the Executive Board during the 2013/2014 fiscal year be ratified for this period. 4. Resolution on the ratification of the acts of the members of the Supervisory Board The Executive Board and Supervisory Board propose that the acts of the members of the Supervisory Board during the 2013/2014 fiscal year be ratified for this period. 04 | 5. Resolution on the election of the auditors On the recommendation of its Audit Committee, the Supervisory Board proposes that PricewaterhouseCoopers Aktiengesellschaft, Wirtschaftsprüfungsgesellschaft, Essen, be elected as auditors for the annual financial statements and for the auditors’ review of interim financial reports for the 2014/2015 fiscal year. 6. Resolution on the adoption of the modified compensation system for Executive Board members The compensation paid to Executive Board members for the past fiscal year 2013/2014 was determined on the basis of the compensation system approved by the Annual General Meeting on January 21, 2011. The Personnel Committee having addressed the modification of the compensation system for Executive Board members and the Supervisory Board having resolved to adapt the compensation system based on the recommendation of the Personnel Committee, the Annual General Meeting is now also requested to resolve on the adoption of this modified compensation system. The modifications relate mainly to the composition of compensation in the area of performance-related components. The modified compensation system is presented in detail in the compensation report at the end of the description of compensation paid to Executive Board members for the past fiscal year 2013/2014. The resolution concerns this modified Executive Board compensation system, introduced with effect from October 01, 2014. The compensation report is part of the corporate governance report published in the 2013/2014 Annual Report and is available on the ThyssenKrupp AG website at www.thyssenkrupp.com/en/investor/verguetungsbericht. html . It will be explained at the Annual General Meeting and will also be accessible there. The Executive Board and Supervisory Board propose that the modified compensation system for Executive Board members introduced with effect from October 01, 2014 be adopted. | 05 Agenda 06 | 7. Resolution on re-elections to the Supervisory Board In accordance with § 9 (1) of the Articles of Association, § 96 (1) AktG and § 7 (1) sentence 1 no. 3 Codetermination Act of May 04, 1976 (MitbestG), the Supervisory Board of the Company comprises twenty members, ten of whom are appointed by the shareholders and ten by the employees. The term of office of the seven Supervisory Board members elected by the Annual General Meeting ends with the close of the Annual General Meeting on January 30, 2015. This date is also the end of the term of office of the Supervisory Board member designated by the Alfried Krupp von Bohlen und Halbach Foundation, Dr. Ralf Nentwig. Dr. Lothar Steinebach’s designation continues without change until the close of the 2018 Annual General Meeting. The designated Supervisory Board member Mr. Carsten Spohr is standing down from office with effect from the close of the Annual General Meeting on January 30, 2015. The Alfried Krupp von Bohlen und Halbach Foundation has announced that it will designate Dr. Nentwig to the Supervisory Board of ThyssenKrupp AG for a further term of office with effect from the end of the Annual General Meeting on January 30, 2015 until the close of the 2020 Annual General Meeting. The designation of two members to the Supervisory Board of ThyssenKrupp AG is in line with the right of the Alfried Krupp von Bohlen und Halbach Foundation under § 9 (2) of the Articles of Association to designate two Supervisory Board members in accordance with its share of over 20% of the capital stock of ThyssenKrupp AG. A total of eight Supervisory Board members are therefore to be elected by the Annual General Meeting. In the election of the share - holder representatives, the Annual General Meeting is not bound by election proposals. It is intended to elect each Supervisory Board member individually in accordance with the German Corporate Governance Code. The employee representatives on the Supervisory Board were last elected by the workforce in November 2013. | 07 The Supervisory Board proposes that the following persons be elected to the Supervisory Board as shareholder representatives: 1. Dr. Ingrid Hengster, Frankfurt Member of the Executive Board of KfW Bankengruppe 2. Prof. Dr.-Ing. Dr.-Ing. E.h. Hans-Peter Keitel, Essen Vice President of the Federation of German Industries (Bundesverband der Deutschen Industrie e.V.) 3. Prof. Dr. Ulrich Lehner, Düsseldorf Member of the Shareholders ’ Committee of Henkel AG & Co. KGaA 4. René Obermann, Bonn Partner of Warburg Pincus LLC (starting January 01, 2015) 5. Prof. Dr. Bernhard Pellens, Bochum Professor of Business Studies and International Accounting, Ruhr University Bochum 6. Carola Gräfin v. Schmettow, Düsseldorf Member of the Management Board of HSBC Trinkaus & Burkhardt AG 7. Carsten Spohr, Munich Chairman of the Executive Board & Chief Executive Officer of Deutsche Lufthansa AG 8. Jens Tischendorf, Zurich/Switzerland Partner and Director of Cevian Capital AG The above election proposals are based on the recommendations of the Nomination Committee of the Supervisory Board and take into account the targets the Supervisory Board has set itself for its composition. The election is for the period to the close of the Annual General Meeting which ratifies the acts of the Supervisory Board for the 2018/2019 fiscal year, unless the Annual General Meeting decides on a shorter term of office for elected shareholder members. Should Prof. Dr. Lehner be re-elected, it is intended to propose him to the new Supervisory Board as candidate for the Chair of the Supervisory Board. Agenda 08 | 8. Resolution on the authorization to purchase treasury shares, if required excluding tender rights, and to use these, if required excluding subscription rights, and authorization to cancel repurchased shares and to reduce the Company ’ s capital stock Unless expressly permitted by law, the purchase and use of treasury shares by the Company is subject to separate authorization from the Annual General Meeting pursuant to § 71 (1) no. 8 AktG. Since the authorization issued for a maximum period of 5 years by the Annual General Meeting on January 21, 2010 expires on January 20, 2015, a new authorization resolution is to be proposed to the Annual General Meeting. The Executive Board and Supervisory Board therefore propose that the following resolution be passed: a) Pursuant to § 71 (1) no. 8 AktG, the Company is authorized until January 29, 2020 to purchase for all legally permissible purposes treasury shares up to a total of 10% of the capital stock at the time of the resolution or – if lower – at the time the authorization is exercised. b) The authorization may be exercised in whole or in installments, once or several times, directly by the Company or by controlled enterprises or enterprises majority-owned by the Company or by third parties acting for the Company’s account or for the account of controlled enterprises or enterprises majority-owned by the Company. c) The purchase may be effected on the open market or by means of a public offer or public invitation to tender or by issue of tender rights to shareholders. aa) If the shares are purchased on the open market, the counter- value per share paid by the Company (excluding incidental costs) may not be more than 5% higher or lower than the price determined on the day of trading by the opening auction in the Xetra trading system (or a comparable successor system). | 09 bb) If the shares are purchased by means of a public offer, the purchase price or the limits of the price range per share (excluding incidental costs) may not be more than 10% higher or lower than the average closing price in the Xetra trading system (or a comparable successor system) on the three trading days before the date of the announcement of the offer. If, after announcement of an offer, the relevant price or the limits of the price range are subject to significant changes, the offer may be modified. In this case the price is based on the average price over the three days of trading before the announcement of a modification and may not be more than 10% higher or lower than this amount. The volume of a public offer may be limited. Insofar as the volume of shares tendered exceeds the volume to be repurchased, tender rights may be partially excluded to the extent that shares may be purchased in proportion to the number of shares tendered (tender quota) instead of in proportion to the number of shares held in the company (shareholding quota). In addition tender rights may be partially excluded to the extent that priority is given to smaller lots of up to 100 shares per shareholder or the number of shares is rounded to avoid fractions of shares. cc) If the shares are purchased by means of a public invitation to all shareholders to tender, the Company specifies a purchase price range per share within which shares may be tendered. The purchase price range may be modified if the share price changes significantly during the term of the offer from the share price at the time of publication of the invitation to tender. The purchase price per share to be paid by the Company (excluding incidental costs), which is calculated by the Company on the basis of the tenders received, may not be more than 10% higher or lower than the average closing price in the Xetra trading system (or a comparable successor system) on the three trading days before the cut-off date described below. The cut-off date is the date on which the Executive Board of the Company finalizes its formal decision to publish or modify the invitation to tender. The volume of tenders accepted may be limited. If due to the limited volume not all of several equal tenders can be accepted, tender rights may be partially excluded to the extent that shares are purchased on the basis of tender quotas instead of shareholding quotas. In addition tender rights may be partially excluded to the extent that priority is given to smaller lots of up to 100 shares per share- holder or the number of shares is rounded to avoid fractions of shares. Agenda 10 | dd) If the shares are purchased by means of issuing tender rights to shareholders, these may be allocated for each share of the Company. A fixed number of tender rights based on the ratio of the Company’s capital stock to the volume of shares to be repurchased by the Company will entitle a shareholder to sell one share of the Company back to the Company. Tender rights may also be allocated in such a way that one tender right is allocated for a certain number of shares based on the ratio of capital stock to the buy- back volume. Fractions of tender rights are not allocated; in these cases any partial tender rights are excluded. The price or the limits of the price range (in each case excluding incidental costs) for which a share of the Company may be sold when exercising a tender right are subject to the provisions of the above paragraph cc), with the relevant cut-off date being the date of publication of the buyback offer with associated tender rights, and in the event of modifications the relevant cut-off date being the date of publication of the modification. Further details of the tender rights, in particular their content, term and if appropriate their tradability, are determined by the Executive Board of the Company. d) The Executive Board is authorized to use shares of the Company repurchased on the basis of this authorization for all legally permissible purposes, including in particular the following purposes: aa) The shares may be used to fulfill option and/or conversion rights/obligations in respect of warrant and convertible bonds issued by the Company or the Company ’ s subsidiaries. bb) If treasury shares are sold by means of an offer to all share - holders, the Executive Board may grant the holders of warrant and/or convertible bonds issued by the Company or one of its subsidiaries a subscription right to such shares as would be due to them after exercise of the option or con - version rights or after fulfilment of a conversion obligation. cc) The shares may be sold for a contribution in kind, including in particular in connection with the acquisition of companies, parts of companies and equity interests as well as company mergers. | 11 dd) The shares may also be sold by means other than on the open market or by an offer to shareholders if the shares are sold for cash at a price which is not significantly lower than the stock market price of same-category Company shares at the time of the sale. However this authorization is subject to the condition that the shares sold ex subscription rights in accordance with § 186 (3) sentence 4 AktG may not in total exceed 10% of the capital stock either at the time the authorization enters into effect or – if lower – at the time it is exercised. Counted towards this 10% limit are shares issued ex subscription rights pursuant to § 186 (3) sentence 4 AktG during the term of this authorization up to the sale of treasury shares from authorized capital ex subscription rights pursuant to § 186 (3) sentence 4 AktG. Shares issued or to be issued to service option rights and/or conversion rights/obligations are likewise counted towards this 10% limit insofar as the bond issue takes place during the term of this authorization and subscription rights are excluded applying § 186 (3) sentence 4 AktG analogously. ee) The shares may be offered for sale to employees of the Company and its affiliated companies. ff ) The shares may be cancelled without such cancellation or its execution requiring any further resolution of the Annual General Meeting. They may also be cancelled by simplified procedure without capital reduction by adjusting the calculated proportional amount of the remaining shares in the Company ’ s capital stock. The cancellation may be restricted to a portion of the shares purchased. The authorization to cancel shares may be used several times. If the cancellation is effected by simplified procedure, the Executive Board is authorized to adjust the number of no-par-value shares in the Articles of Association. The cancellation may also be carried out in connection with a capital reduction; in this case the Executive Board is authorized to reduce the capital stock by the amount of capital stock attributable to the cancelled shares and to adjust the number of shares and the capital stock in the Articles of Association accordingly. e) The authorizations under d) also include the use of the Company’s shares purchased on the basis of § 71d sentence 5 AktG. Agenda 12 | | 13 Agenda f) The authorizations under d) may be used once or several times, in whole or in part, individually or jointly, while the authorizations under d), aa) to ee) may also be used by dependent enterprises or enterprises majority-owned by the Company or by third parties acting for their account or for the account of the Company. g) Shareholders’ subscription rights in respect of these treasury shares are excluded to the extent that the shares are used in accordance with the above authorizations under d) aa) to ee). In addition if treasury shares are sold by means of a tender offer to all shareholders, the Executive Board may exclude shareholders’ subscription rights for fractional amounts. h) The Supervisory Board may determine that measures of the Executive Board under this resolution by the Annual General Meeting are subject to its approval. 9. Resolution on the authorization to use equity derivatives in connection with share repurchases pursuant to § 71 (1) no. 8 AktG and on the exclusion of tender and subscription rights Further to the planned authorization to repurchase treasury shares pursuant to § 71 (1) no. 8 AktG under agenda item 8, the Company is also to be authorized to repurchase treasury shares using equity derivatives (put or call options or a combination of both). The aim of this is not to increase the total volume of shares which may be purchased, but only to open up further options for purchasing treasury shares within and counting towards the limit of this agenda item, further limited by paragraph a) of the following resolution proposal. The Executive Board and Supervisory Board therefore propose that the following resolution be passed: a) Further to the authorization to repurchase treasury shares pursuant to § 71 (1) no. 8 AktG to be resolved under agenda item 8, treasury shares may – in addition to the ways described under the agenda item – also be purchased by means of equity derivatives. The Executive Board is authorized to sell options which obligate the Company to purchase treasury shares when the option is exercised (“put option”), acquire options which grant the Company the right to acquire treasury shares when the option is exercised ( “ call option ” ) and purchase treasury shares by means of a combination of put and call options or forward contracts. (Put options, call options, and combinations of put and call options and forward contracts, referred to collectively in the following as equity derivatives). The authorization may be exercised in whole or in part, once or in several different transactions by the Company, and also by an entity dependent on or majority-owned by the Company or by third parties acting on behalf of the Company or enterprises dependent on or majority- owned by the Company. Each share purchase by means of equity derivatives is limited to a maximum of 5% of the capital stock at the time of the resolution by the Annual General Meeting or – if lower – at the time the authorization is exercised. b) Equity derivatives must be agreed with one or several bank(s), one or several enterprises operating in accordance with § 53 (1) sentence 1 or § 53b (1) sentence 1 or (7) of the German Banking Act (Gesetz über das Kreditwesen) or a group or consortium of banks and/or such enterprises. The terms and conditions must ensure that the equity derivatives are based only on shares acquired in accordance with the principle of equal treatment for shareholders; this is satisfied by acquiring the shares on the open market. The premium paid by the Company for call options or received for put options or paid or received for a combination of call and put options may not be significantly higher or lower than the theoretical fair value as calculated using recognized financial mathematical models. The term of each individual equity derivative may not exceed 18 months, may end no later than January 29, 2020 and must be selected in such a way that the purchase of shares to exercise or fulfill the options cannot take place later than January 29, 2020. c) The purchase price per share to be paid when a put option is exercised or when a forward purchase falls due may not be more than 10% higher or lower than the average closing price in the XETRA trading system (or a comparable successor system) over the three days of trading before the corresponding option transaction or forward purchase is agreed, in each case excluding incidental costs but taking into account the value of the option when exercised or due. A call option may only be exercised if the purchase price payable is not more than 10% lower or higher than the average closing price in the XETRA trading system (or a comparable successor system) over the three days of trading prior to purchase of the shares, in each case excluding incidental costs but taking into account the value of the option when it is exercised. 14 | | 15 d) If treasury shares are purchased by means of equity derivatives in accordance with the above provisions, all rights of share- holders to enter into such option transactions with the Company and all shareholder tender rights are excluded. e) For the use of treasury shares acquired using equity derivatives, the provisions specified in paragraph d) of the resolution on agenda item 8 of the Annual General Meeting of January 30, 2015 apply analogously. Shareholders’ subscription rights to treasury shares are excluded insofar as these shares are used in accordance with the authorizations under d) aa) to ee) of the proposed resolution under agenda item 8. f) This authorization is valid until January 29, 2020. g) The Supervisory Board may determine that measures of the Executive Board under this resolution of the Annual General	Issuer	Abstain	N/A	N/A
190964	TRACTOR SUPPLY COMPANY	TSCO	892356106	5/5/2015	3/8/2015	561	The purposes of the annual meeting are to consider and take action on the following: 1. To elect directors to serve a one-year term ending at the 2016 Annual Meeting of Shareholders; 2. To ratify the reappointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 26, 2015; 3. To act upon a proposal for a non-binding, advisory vote by the shareholders to approve the compensation of the named executive officers of the Company (“Say on Pay”); and 4. To transact any other business as may be properly introduced at the 2015 Annual Meeting of Shareholders.	Issuer	Abstain	N/A	N/A
561798	TRAVIS PERKINS PLC	TPK	0773960	5/28/2015	5/26/2015	224	1. To receive the Company’s annual accounts and the reports of the directors and auditor thereon for the financial year ended 31 December 2014. 2. To approve the directors’ remuneration report (other than the remuneration policy) contained within the annual report and accounts for the financial year ended 31 December 2014. 3. To declare a final dividend for the financial year ended 31 December 2014 of 25.75 pence per ordinary share, payable to shareholders on the register at the close of business on 1 May 2015. 4. To appoint Coline McConville as a non-executive director of the Company. 5. To appoint Pete Redfern as a non-executive director of the Company. 6. To appoint John Rogers as a non-executive director of the Company. 7. To re-appoint Ruth Anderson as a non-executive director of the Company. 8. To re-appoint Tony Buffin as a director of the Company. 9. To re-appoint John Carter as a director of the Company. 10. To re-appoint Chris Rogers as a non-executive director of the Company. 11. To re-appoint Andrew Simon as a non-executive director of the Company. 12. To re-appoint Robert Walker as a non-director of the Company. 13. To appoint KPMG LLP, Chartered Accountants, as auditor of the Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting of the Company at which accounts are laid. 14. To authorise the Audit Committee of the Board to fix the remuneration of KPMG LLP. 15. That, in substitution for all existing authorities, the directors be generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for, or to convert any security into, shares in the Company: 16. That, in substitution for all existing powers and subject to the passing of Resolution 15, the directors be generally empowered pursuant to section 570 of the Companies Act 2006 to allot equity securities (as defined in section 560(1) of the Companies Act 2006) for cash pursuant to the authority granted by Resolution 15 and, pursuant to section 573 of the Companies Act 2006, to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Companies Act 2006. 17. That a general meeting other than an annual general meeting may be called on not less than 14 clear days’ notice. 18. That the Company be and is hereby generally and unconditionally authorised to make one or more market purchases (within the meaning of section 693(4) of the Companies Act 2006) of ordinary shares of 10 pence each in the capital of the Company (“ordinary shares”)	Issuer	Abstain	N/A	N/A
190964	TRIPADVISOR INC	TRIP	896945201	6/12/2014	4/21/2014	540	The Annual Meeting of Stockholders of TripAdvisor, Inc., a Delaware corporation, will be held on Thursday, June 12, 2014, at 12:30 p.m. local time at the offices of Goodwin Procter LLP, 53 State Street, Boston, MA 02109. At the Annual Meeting, stockholders will be asked to consider the following: 1. Election of the nine directors named in this Proxy Statement, each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal; 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2014; 3. A stockholder proposal regarding majority voting in director elections; and 4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
561798	TUI AG-DI	TUI	B11LJN4	10/28/2014	N/A	392	Extraordinary General Meeting of TUI AG on 28 October 2014: 1. Adoption of resolution on the increase of the Company’s share capital against contributions in kind subject to the exclusion of the shareholders’ statutory subscription rights On 27 June 2014 the Company reached an agreement in principle with TUI Travel PLC (represented by its independent directors) on the key terms of a possible all-share nil premium merger (the “Merger”) and announced this in an ad hoc notification of the same date. Final agreement then reached on the terms of the Merger recommended to the shareholders was announced and set out in more detail on 15 September 2014 in another ad hoc notification. The capital increase against contributions in kind proposed under this agenda item 1 is for the purposes of the Merger. For further details, please see the report by the Executive Board on this agenda item. The Executive Board and the Supervisory Board propose to resolve as follows: a) The Company’s share capital is increased by up to EUR 683,265,388.61 by issuing up to 267,270,189 new no-par value registered shares (the “New Shares”) against contributions in kind. b) The New Shares are issued at the lowest issue amount within the meaning of section 9 (1) of the German Stock Corporation Act (Aktiengesetz; “AktG”) (approx. EUR 2.56 per New Share) and carry dividend rights for the first time for the entire financial year in which they are created. c) The subscription rights of the shareholders of TUI AG are excluded. In the context of a Scheme of Arrangement (the “Scheme”) under the UK Companies Act 2006 and to be approved by the High Court of Justice of England and Wales relating to TUI Travel PLC, a company incorporated under the laws of England and Wales, registered at UK Companies House under number 6072876 and with its registered office in Crawley, West Sussex, United Kingdom, (“TUI Travel”), the New Shares will be issued indirectly to the holders of shares in TUI Travel covered by the Scheme (the “Scheme Shares” and their holders the “Eligible TUI Travel Shareholders”) as consideration for shares in TUI Travel at the exchange ratio set out under e). Scheme Shares are all of the shares in TUI Travel issued prior to the Scheme Record Time, with the exception of 609,120,138 shares in TUI Travel which are held by TUI AG itself or by a company in which TUI AG holds a controlling or majority interest or in respect of which TUI AG or a company in which TUI AG holds a controlling or majority interest may control the attached voting rights (on the basis of a power of attorney or power to issue instructions or otherwise). The Scheme Record Time is 6 p.m. London time (7 p.m. CET or CEST, respectively) of the business day (in Frankfurt am Main, Germany, and London, United Kingdom) immediately preceding the day on which the High Court of Justice of England and Wales sanctions the Scheme and confirms the reduction of the share capital of TUI Travel envisaged under the Scheme. d) Only Capita IRG Trustees Limited, a company incorporated under the laws of England and Wales, registered at Companies House under number 2729260 and with its registered office in Beckenham, Kent, United Kingdom, (the “Trustee”) is admitted for subscription of the New Shares, which subscribes the New Shares acting in its own name, but as trustee for the Eligible TUI Travel Shareholders and acquires them subject to the undertaking to use them in accordance with the Scheme and in the interest of the Eligible TUI Travel Shareholders without acquiring beneficial ownership. e) The contribution in kind comprises those shares in TUI Travel that are issued (in the same number as the cancelled Scheme Shares) from the reserves arising in the books of account of TUI Travel created by cancelling the Scheme Shares in accordance with the Scheme, and which correspond to the Scheme Shares with regard to the rights granted to their holder (ordinary shares) and to the amount of the share capital represented by each share (GBP 0.10) (the “New TUI Travel Shares”). In the context of the Scheme, each Eligible TUI Travel Shareholder will receive entitlements to 0.399 New Shares for each of his Scheme Shares cancelled under the Scheme. Accordingly, the New Shares will be issued to the Trustee in exchange for New TUI Travel Shares at a ratio of 0.399:1.000. This means that for each New Share 1/0.399 (i.e. approx. 2.506) New TUI Travel Shares are contributed by way of contribution in kind. However, no fractions of New Shares will be issued. Therefore, the number of New Shares issued in exchange for New TUI Travel Shares will be rounded down to the nearest full number of New Shares, without a compensation being provided by TUI AG for the contributed New TUI Travel Shares or fractions thereof that are not covered by the fraction of a New Share due to this rounding down at an exchange ratio of 0.399:1.000. The Trustee’s obligation to make a contribution in kind may (in whole or in part) be fulfilled by TUI Travel issuing the New TUI Travel Shares directly to TUI AG (performance by third parties pursuant to section 267 (1) of the German Civil Code (Bürgerliches Gesetzbuch; “BGB”)), i.e. without the New TUI Travel Shares being initially issued to the Eligible TUI Travel Shareholders or to the Trustee and then transferred to TUI AG by the Trustee itself. f) The capital increase against contributions in kind will be implemented only to the extent necessary for TUI AG to acquire all New TUI Travel Shares at the exchange ratio under e) in the context of the capital increase. In any event, the implementation must be effected prior to expiry of the period set out in h); the obligation to effect the implementation without delay (unverzüglich) will remain unaffected. g) The Executive Board is authorised, with the consent of the Supervisory Board, to determine the further details of the implementation of the capital increase against contributions in kind. h) The resolution on the increase of the share capital against contributions in kind becomes void if the implementation of such capital increase has not been registered in the commercial register within three months from registration of this resolution; in this regard, the Executive Board and the chairman of the Supervisory Board are instructed to file the resolution on the increase of the share capital against contributions in kind with the commercial register without undue delay (unverzüglich) once the requirements for its registration (including without limitation, in the event of any pending actions for avoidance or annulment, the closing of approval proceedings pursuant to section 246a AktG) have been fulfilled. However, registration need not be effected before expiry of the period stipulated in section 246 (1) AktG. 2. Adoption of resolution on the creation of new conditional capital, the granting of subscription rights and an amendment of the Charter. The conditional capital increase against contributions in kind proposed under this agenda item 2 also serves the Merger. For further details, please see the report by the Executive Board on this agenda item. The Executive Board and the Supervisory Board propose to resolve as follows: a) For the purpose of preparing for the Merger of TUI AG with TUI Travel PLC, a company incorporated under the laws of England and Wales, registered at UK Companies House under number 6072876 and with its registered office in Crawley, West Sussex, United Kingdom, (“TUI Travel”), the Company’s share capital is conditionally increased by up to EUR 61,976,012.74 by issuing up to 24,242,909 new no-par value registered shares (the “New Shares”) against contributions in kind (Conditional Capital 2014). b) The New Shares are issued at the lowest issue amount within the meaning of section 9 (1) AktG (approx. EUR 2.56 per New Share) and carry dividend rights for the first time for the entire financial year in which they are created. c) In the context of the purpose set out in a), the conditional capital increase serves the granting of New Shares in the Company to those holders or creditors of the individual notes of the convertible bond issued in April 2010 by TUI Travel and due in April 2017, ISIN XS0503743949 (the “TUI Travel 2017 Bonds”) (with the exception of TUI Travel 2017 Bonds with a total nominal amount of GBP 200,000,000 held by TUI AG itself or by a company in which TUI AG holds a controlling or majority interest or in respect of which TUI AG or a company in which TUI AG holds a controlling or majority interest has a right to purchase) who exercise the right to convert their TUI Travel 2017 Bonds into shares in TUI Travel with the result that, for the purpose of fulfilling this conversion right, shares in TUI Travel are issued at or after the Scheme Record Time (the “Eligible TUI Travel Bondholders”) as consideration for shares in TUI Travel issued in such way (the “Converted TUI Travel Shares”) and according to the exchange ratio set out in e). The Scheme Record Time is 6 p.m. London time (7 p.m. CET or CEST, respectively) on the business day (in Frankfurt am Main, Germany, and London, United Kingdom) immediately preceding the day on which the High Court of Justice of England and Wales sanctions the Scheme and confirms the reduction of the share capital of TUI Travel envisaged under the Scheme. The terms Scheme and Scheme Shares have the meaning set out in the resolution under agenda item 1 of the Extraordinary General Meeting on 28 October 2014. d) Only the Eligible TUI Travel Bondholders are admitted for subscription of the New Shares. The Executive Board must grant the Eligible TUI Travel Bondholders a subscription right in respect of the New Shares that provides for the right to exchange the Converted TUI Travel Shares to which they become entitled for New Shares pursuant to this resolution. Such subscription rights may only be granted until the end of 31 December 2017. e) The contribution in kind comprises the Converted TUI Travel Shares. The Converted TUI Travel Shares correspond to the already existing shares in TUI Travel with regard to the rights granted to their holder (ordinary shares) and to the amount of the share capital represented by each share (GBP 0.10). After a change of legal form (re-registration) of TUI Travel to a private limited company under the laws of England and Wales the contribution in kind comprises the respective shares in the re-registered TUI Travel, provided that the change of legal form does not affect the denomination of the share capital of TUI Travel. The New Shares will be issued to the Eligible TUI Travel Bondholders in exchange for Converted TUI Travel Shares at a ratio of 0.399:1.000. This means that for each New Share 1/0.399 (i. e. approx. 2.506) Converted TUI Travel Shares are contributed by way of contribution in kind. However, no fractions of New Shares will be issued. Therefore, the number of New Shares issued in exchange for Converted TUI Travel Shares will be rounded down to a full number of New Shares, without a compensation being provided by TUI AG for the contributed Converted TUI Travel Shares or fractions thereof that are not covered by a fraction of a New Share due to rounding down at an exchange ratio of 0.399:1.000. The Eligible TUI Travel Bondholders’ obligation to make a contribution in kind may also be fulfilled by a transfer of the Converted TUI Travel Shares to TUI AG by a third party engaged by TUI Travel and acting as proxy for the respective Eligible TUI Travel Bondholder (or without further action following a statement by such third party) on the basis of a mandatory transfer article contained in the articles of association of TUI Travel in the version applicable on the relevant date. f) The conditional capital increase will be effected only to the extent that the Eligible TUI Travel Bondholders have exercised their conversion right under the TUI Travel 2017 Bonds, exercise the subscription right in respect of New Shares granted to them pursuant to d), Converted TUI Travel Shares are issued following the exercise of the conversion right, these are then transferred to TUI AG and New Shares are required as consideration for these Converted TUI Travel Shares at the exchange ratio as set out under e) and pursuant to the other provisions of this resolution. New Shares may only be issued on the basis of this resolution until the end of 31 December 2017. g) The Executive Board is authorised, with the consent of the Supervisory Board, to determine the further details of the implementation of the conditional capital increase against contributions in kind. h) Article 4 of the Charter is amended by adding a new paragraph 10 to read as follows: “The share capital of the Company is conditionally increased by up to EUR 61,976,012.74 by issuing up to 24,242,909 new no-par value registered shares against contributions in kind (Conditional Capital 2014). The conditional capital increase will be effected only to the extent that (a) the holders or creditors of the individual notes of the convertible bond issued in April 2010 by TUI Travel PLC, a company incorporated under the laws of England and Wales, registered at Companies House under number 6072876 and with its registered office in Crawley, West Sussex, United Kingdom, (“TUI Travel”), and due in April 2017, ISIN XS0503743949 (the “TUI Travel 2017 Bonds”), with the exception of TUI Travel 2017 Bonds with a total nominal amount of GBP 200,000,000 held by TUI AG itself or by a company in which TUI AG holds a controlling or majority interest or in respect of which TUI AG or a company in which TUI AG holds a controlling or majority interest has a right to purchase, exercise their right to convert their TUI Travel 2017 Bonds to shares in TUI Travel, (b) also exercise the subscription right in respect of New Shares granted to them pursuant to the resolution on agenda item 2 adopted by the Extraordinary General Meeting on 28 October 2014 under d), (c) as a result of exercising the conversion right pursuant to subparagraph (a) shares in TUI Travel are issued at or after the Scheme Record Time within the meaning of this resolution of the General Meeting (the “Converted TUI Travel Shares”), (d) these Converted TUI Travel Shares are transferred to TUI AG and (e) New Shares are required as consideration for these Converted TUI Travel Shares at the exchange ratio set out under e) of aforementioned resolution of the General Meeting, and pursuant to the other provisions of the aforementioned resolution of the General Meeting. However, New Shares may only be issued until the end of 31 December 2017. The New Shares are issued at the lowest issue amount (approx. EUR 2.56 per New Share) and carry dividend rights for the first time for the entire financial year in which they are created. The Executive Board is authorised, with the consent of the Supervisory Board, to determine the further details of the implementation of the conditional capital increase against contributions in kind.” The Supervisory Board is authorised to delete the wording “are issued at or after the Scheme Record Time within the meaning of this resolution of the General Meeting” as early as at the registration of the amendment to the Charter set out in c) above and to insert instead the words “have been issued since” followed by the specific date and time of the Scheme Record Time. 3. Adoption of resolution on the creation of new authorised capital with authorisation of the Executive Board to exclude statutory shareholders’ subscription rights and corresponding amendment of the Charter The creation of new authorised capital proposed under this agenda item 3 also serves the Merger. For further details, please see the report by the Executive Board on this agenda item. The Executive Board and the Supervisory Board propose to resolve as follows: a) The Executive Board is authorised, with the consent of the Supervisory Board, to increase the share capital of the Company once or several times until 27 October 2019 by issuing new registered shares against contributions in kind in an amount not to exceed EUR 18,000,000.00 (in words: EUR eighteen million (authorised capital). The Executive Board may, with the consent of the Supervisory Board, exclude shareholders’ subscription rights in order to grant the new shares as consideration for the acquisition of shares in TUI Travel PLC, a company incorporated under the laws of England and Wales, registered at Companies House under number 6072876 and with its registered office in Crawley, West Sussex, United Kingdom, (“TUI Travel”), unless they have been acquired in the context of the capital increase resolved by the Extraordinary General Meeting on 28 October 2014 under agenda items 1 and 2. The Executive Board is authorised, with the consent of the Supervisory Board, to stipulate the further details of the capital increase and its implementation. b) Article 4 of the Charter is amended by adding a new paragraph 11 to read as follows: “The Executive Board is authorised, with the consent of the Supervisory Board, to increase the share capital of the Company once or several times until 27 October 2019 by issuing new registered shares against contributions in kind by an amount not to exceed EUR 18,000,000.00 (in words: eighteen million (authorised capital). The Executive Board may, with the consent of the Supervisory Board, exclude shareholders’ subscription rights in order to grant the new shares as consideration for the acquisition of shares in TUI Travel PLC, a company incorporated under the laws of England and Wales, registered at Companies House under number 6072876 and with its registered office in Crawley, West Sussex, United Kingdom, (“TUI Travel”), unless they have been acquired in the context of the capital increase resolved by the Extraordinary General Meeting on 28 October 2014 under agenda items 1 and 2. The Executive Board is authorised, with the consent of the Supervisory Board, to stipulate the further details of the capital increase and its implementation.” 4. Adoption of resolution on the amendment to the Charter concerning the increase in the number of Supervisory Board members Pursuant to article 11 (1) sentence 1 of the Charter, the Supervisory Board comprises 16 members. This is in compliance with the statutory provisions under sections 96 (1) and 101 (1) AktG and section 7 (1) sentence 1 no. 2 of the German Co-Determination Act of 1976 (Mitbestimmungsgesetz 1976; “MitbestG”). As part of the Merger with TUI Travel PLC it is intended to expand the Supervisory Board and pursuant to section 7 (1) sentence 3 MitbestG to provide for the Supervisory Board to be composed of 20 members in the future, comprising ten shareholder representatives and ten employee representatives pursuant to section 7 (1) sentence 1 no. 3 MitbestG. In addition, prerequisites are to be created in order for Supervisory Board members to be elected by the General Meeting for a shorter period than the five-year term currently stipulated in article 11 (1) sentence 2 of the Charter. The Executive Board and the Supervisory Board accordingly propose to resolve as follows: a) Article 11 (1) sentences 1 and 2 of the Charter are amended to read as follows: “The Supervisory Board comprises 20 members. The Supervisory Board members to be appointed by the General Meeting are appointed for the period ending at the close of the General Meeting resolving on their discharge for the fourth financial year following commencement of their term of office or a shorter term to be determined by resolution; the financial year in which the term of office commences will not be taken into account.” b) The Executive Board is instructed to file the amendment to the Charter for registration in the commercial register only once the implementation of the capital increase proposed under agenda item 1 has been registered in the commercial register, or to effect such filing subject to the proviso that registration will not be effected before the implementation of the capital increase proposed under agenda item 1 has been registered. 5. Election of five new Supervisory Board members Pursuant to sections 96 (1) and 101 (1) AktG and section 7 (1) sentence 1 no. 2 MitbestG in conjunction with article 11 (1) sentence 1 of the TUI AG Charter the Supervisory Board of the Company comprises eight shareholder representatives and eight employee representatives. Once the increase in the number of Supervisory Board members proposed under agenda item 4 and the respective amendment to the Charter have become effective, the Supervisory Board of the Company will comprise ten shareholder representatives and ten employee representatives pursuant to sections 96 (1) and 101 (1) AktG and section 7 (1) sentence 3 and sentence 1 no. 3 MitbestG in conjunction with article 11 (1) sentence 1 of the TUI AG Charter. Due to this amendment, two additional Supervisory Board members must therefore be elected, whose term of office begins once the amendment to the Charter has become effective. In addition, two Supervisory Board members, Ms Angelika Gifford and Mr Vladimir Lukin, have declared to resign from the Supervisory Board prematurely with effect from the date of registration of the implementation of the capital increase proposed under agenda item 1 in the commercial register. In addition, Mr Anass Houir Alami already resigned from office as Supervisory Board member as at 27 June 2014. With regard to the planned Merger, a new election for his position has not been carried out yet. Consequently, a total of five new Supervisory Board members must be newly elected by the General Meeting. Based on a corresponding proposal by the nomination committee, the Supervisory Board nominates the following persons for election to the Supervisory Board: a) Sir Michael Hodgkinson, former CEO of BAA PLC, London, United Kingdom, residing in London, United Kingdom, as successor of Mr Anass Houir Alami for the remainder of his term of office, i. e. for the period ending at the close of the General Meeting resolving on his discharge for the financial year ending on 30 September 2015. b) Mr Timothy Martin (called "Minnow") Powell, former Partner/Chartered Accountant of Deloitte LLP, London, United Kingdom, residing in London, United Kingdom, as successor of Ms Angelika Gifford for the remainder of her term of office, i. e. for the period ending at the close of the General Meeting resolving on his discharge for the financial year ending on 30 September 2015. c) Ms Valerie Frances Gooding, former Group Chief Executive of The British United Provident Association Limited (BUPA), London, United Kingdom, residing in Weybridge, United Kingdom, as successor of Mr Vladimir Lukin for the period ending at the close of the General Meeting resolving on her discharge for the financial year ending on 30 September 2019. d) Ms Coline Lucille McConville, former CEO of Clear Channel International Limited, London, United Kingdom, residing in London, United Kingdom, for the period ending at the close of the General Meeting resolving on her discharge for the financial year ending on 30 September 2019. e) Ms Janis Carol Kong, former Executive Chairwoman of Heathrow Airport, London, United Kingdom, residing in London, United Kingdom, for the period ending at the close of the General Meeting resolving on her discharge for the financial year ending on 30 September 2019. The term of office of Sir Michael Hodgkinson, Mr Timothy Martin (called "Minnow") Powell and Ms Valerie Frances Gooding, i. e. the persons nominated under a), b) and c), commences upon entry in the commercial register of the implementation of the capital increase proposed under agenda item 1. The term of office of Ms Coline Lucille McConville and Ms Janis Carol Kong, i. e. the persons nominated under d) and e), commences upon entry in the commercial register of the amendment to the Charter proposed under agenda item 4. When electing the shareholder representatives, the General Meeting is not bound to elect one of the nominees. It is intended to carry out elections on an individual basis. Information on agenda item 5 pursuant to section 125 (1) sentence 5 AktG as well as section 5.4.1 (4) to (6) of the German Corporate Governance Code: Sir Michael Hodgkinson is not a member of other statutory supervisory boards. Sir Michael Hodgkinson is a member in comparable supervisory bodies in the following domestic or foreign commercial companies: (i) TUI Travel PLC, United Kingdom; (ii) KEOLIS/GO-AHEAD CROSSRAIL LIMITED, United Kingdom; (iii) Keam Limited, United Kingdom; (iv) Keolis (UK) Limited, United Kingdom; (v) Keolis Amey Docklands Limited, United Kingdom; (vi) President’s Quay House Freehold Limited, United Kingdom. The Supervisory Board believes there are no personal or business relations between Sir Michael Hodgkinson on the one hand and the companies of the TUI Group, the bodies of TUI AG or a shareholder holding directly or indirectly more than 10 % of the voting shares in TUI AG on the other hand that might be decisive for the election result of the General Meeting. Mr Timothy Martin (called "Minnow") Powell is not a member of other statutory supervisory boards. He is a member in comparable supervisory bodies in the following domestic or foreign commercial companies: (i) TUI Travel PLC, United Kingdom; (ii) SUPERGROUP PLC, United Kingdom. The Supervisory Board believes there are no personal or business relations between Mr Timothy Martin (called "Minnow") Powell on the one hand and the companies of the TUI Group, the bodies of TUI AG or a shareholder holding directly or indirectly more than 10 % of the voting shares in TUI AG on the other hand that might be decisive for the election result of the General Meeting. Ms Valerie Frances Gooding is not a member of other statutory supervisory boards. She is a member in comparable supervisory bodies in the following domestic or foreign commercial companies: (i) TUI Travel PLC, United Kingdom; (ii) Vodafone Group Public Limited Company, United Kingdom; (iii) Premier Farnell plc, United Kingdom. The Supervisory Board believes there are no personal or business relations between Ms Valerie Frances Gooding on the one hand and the companies of the TUI Group, the bodies of TUI AG or a shareholder holding directly or indirectly more than 10 % of the voting shares in TUI AG on the other hand that might be decisive for the election result of the General Meeting. Ms Coline Lucille McConville is not a member of other statutory supervisory boards. She is a member in comparable supervisory bodies in the following domestic or foreign commercial companies: (i) TUI Travel PLC, United Kingdom; (ii) Inchcape PLC, United Kingdom; (iii) UTV MEDIA plc, United Kingdom; (iv) Wembley National Stadium Limited, United Kingdom. The Supervisory Board believes there are no personal or business relations between Ms Coline Lucille McConville on the one hand and the companies of the TUI Group, the bodies of TUI AG or a shareholder holding directly or indirectly more than 10 % of the voting shares in TUI AG on the other hand that might be decisive for the election result of the General Meeting. Ms Janis Carol Kong is not a member of other statutory supervisory boards or in comparable supervisory bodies. She is a member in comparable supervisory bodies in the following domestic or foreign commercial companies: (i) TUI Travel PLC, United Kingdom; (ii) Copenhagen Airport, Denmark; (iii) Kingfisher PLC, United Kingdom; (iv) Network Rail Infrastructure Limited, United Kingdom; (v) Network Rail Limited, United Kingdom; (vi) Portmeiron Group PLC, United Kingdom. The Supervisory Board believes there are no personal or business relations between Ms Janis Carol Kong on the one hand and the companies of the TUI Group, the bodies of TUI AG or a shareholder holding directly or indirectly more than 10 % of the voting shares in TUI AG on the other hand that might be decisive for the election result of the General Meeting. 6. Adoption of resolution on amendments to the Charter to enable the election of a second deputy chairman of the Supervisory Board, the extension of the presiding committee of the Supervisory Board, the remuneration of the members of the Integration Committee as well as to enable the appointment of a further Executive Board member a) In the context of the Merger with TUI Travel PLC, the Supervisory Board intends to elect (for a transitional period until the close of the Annual General Meeting 2016) a second deputy chairman of the Supervisory Board; a corresponding option is to be included in the Charter for clarification purposes. Due to the increase of the number of Supervisory Board members proposed under agenda item 4, it is furthermore intended to open up the option to extend the presiding committee of the Supervisory Board temporarily by up to two members. Article 12 (1) of the Charter currently provides that the chairman and the deputy chairman of the Supervisory Board form the presiding committee together with the two members of the Supervisory Board who complete the committee in accordance with section 27 (3) MitbestG and two further members to be elected by the Supervisory Board from the representatives of the shareholders and the employees. The Executive Board and the Supervisory Board propose to resolve as follows: i. Article 12 (1) sentences 1 and 2 are amended to read as follows: “The Supervisory Board elects the chairman and one or (until the close of the Annual General Meeting 2016) more deputy chairmen from amongst its numbers, with section 27 MitbestG to be applied to the election of the chairman and the first deputy chairman. The presiding committee is comprised in equal parts of three shareholder representatives and three employee representatives. In deviation from this, the Supervisory Board may decide to appoint two additional members to the presiding committee for the period up to the close of the Annual General Meeting 2016.” ii. Article 15 (1) of the Charter is amended to read as follows: “The Supervisory Board shall constitute a quorum if all members have been invited and if at least half of the members constituting the Supervisory Board, including the chairman or one of the deputies, take part in the vote.” iii. Article 18 (2) of the Charter is amended to read as follows: “The chairman of the Supervisory Board shall receive three times, and the deputies one-and-a-half times the remuneration as specified in subparagraphs 1 (a) and (b).” iv. The Executive Board is instructed to file the amendment to the Charter for registration in the commercial register only once the implementation of the capital increase proposed under agenda item 1 has been registered in the commercial register, or to effect such filing subject to the proviso that registration will not be effected before the implementation of the capital increase proposed under agenda item 1 has been registered. b) In the context of the planned Merger with TUI Travel PLC, the Supervisory Board resolved to form a committee for a period of two years following completion of the Merger which is to advise and monitor the Executive Board with regard to the forthcoming integration process following the completion of the Merger (the “Integration Committee”). A corresponding provision on the formation of the Integration Committee will be stipulated in the rules of procedure of the Supervisory Board. However, the decision on the remuneration of the committee members is reserved to the General Meeting. The Executive Board and the Supervisory Board propose to resolve as follows: i. Article 18 (3) of the Charter is amended to read as follows: “For their roles, the members of the presiding committee and the audit committee as well as the integration committee shall – in addition to the remuneration pursuant to paragraphs 1 (a), 1 (b) and 2 – receive a further remuneration of EUR 40,000.00, payable after the end of the financial year; the chairman of the audit committee shall receive three times this remuneration.” ii. Article 18 (5) of the Charter is amended to read as follows: “Members of the Supervisory Board, of the presiding committee, the nomination committee and the audit committee as well as the integration committee shall receive an attendance fee for attending meetings, irrespective of their form, of EUR 1,000.00 per meeting.” iii. The Executive Board is instructed to file the amendment to the Charter for registration in the commercial register only once the implementation of the capital increase proposed under agenda item 1 has been registered in the commercial register, or to effect such filing subject to the proviso that registration	Issuer	Abstain	N/A	N/A
190964	TWENTY-FIRST CENTURY FOX - B	FOX	90130A200	11/12/2014	9/15/2014	3,259	• elect the 12 Directors identified in this proxy statement to the Board of Directors; • ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; • consider an advisory vote to approve executive compensation; and • consider any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
190964	TWENTY-FIRST CENTURY FOX-A	FOXA	90130A101	11/12/2014	9/15/2014	5,083	• elect the 12 Directors identified in this proxy statement to the Board of Directors; • ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; • consider an advisory vote to approve executive compensation; and • consider any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A
561798	UNILEVER PLC	ULVR	B10RZP7	4/30/2015	4/28/2015	1,096	1. To receive the Report and Accounts for the year ended 31 December 2014 2. To approve the Directors’ Remuneration Report for the year ended 31 December 2014 3. To re-elect Mr P G J M Polman as a Director 4. To re-elect Mr R J-M S Huët as a Director 5. To re-elect Mrs L M Cha as a Director 6. To re-elect Professor L O Fresco as a Director 7. To re-elect Ms A M Fudge as a Director 8. To re-elect Ms M Ma as a Director 9. To re-elect Ms H Nyasulu as a Director 10. To re-elect Mr J Rishton as a Director 11. To re-elect Mr F Sijbesma as a Director 12. To re-elect Mr M Treschow as a Director 13. To elect Mr N S Andersen as a Director 14. To elect Mr V Colao as a Director 15. To elect Dr J Hartmann as a Director 16. To re-appoint KPMG LLP as Auditors of the Company 17. To authorize the Directors to fix the remuneration of the Auditors 18. To renew the authority to Directors to issue shares 19. To renew the authority to Directors to disapply pre-emption rights 20. To renew the authority to the Company to purchase its own shares 21. To authorize Political Donations and Expenditure 22. To shorten the Notice period for General Meetings	Issuer	Abstain	N/A	N/A
561798	UNITED UTILITIES GROUP PLC	UU/	B39J2M4	7/24/2015	7/22/2015	620	1 To receive the financial statements and the reports for the year ended 31 March 2015 2 To declare a final dividend of 25.14p per ordinary share 3 To approve the directors’ remuneration report (other than the part containing the abridged directors’ remuneration policy) for the year ended 31 March 2015 4 To reappoint Dr John McAdam as a director 5 To reappoint Steve Mogford as a director 6 To reappoint Dr Catherine Bell as a director 7 To elect Stephen Carter as a director 8 To reappoint Mark Clare as a director 9 To reappoint Russ Houlden as a director 10 To reappoint Brian May as a director 11 To reappoint Sara Weller as a director 12 To reappoint KPMG LLP as the auditor 13 To authorise the audit committee of the board to set the auditor’s remuneration 14 To authorise the directors to allot shares 15 To disapply statutory pre-emption rights 16 To authorise the company to make market purchases of its own shares 17 To authorise the directors to call general meetings on not less than 14 working days’ notice 18 To authorise political donations and political expenditure	Issuer	Abstain	N/A	N/A
190964	VERISK ANALYTICS INC	VRSK	92345Y106	5/20/2015	4/2/2015	683	TO OUR SHAREHOLDERS: NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders of Verisk Analytics, Inc. will be held on Wednesday, May 20, 2015, at 8:00 a.m. local time, at 545 Washington Boulevard, Jersey City, New Jersey 07310, to: • elect four (4) members of the Board of Directors; • amend the Company’s Bylaws to implement majority voting for the uncontested election of directors; • amend and restate the Company’s Amended and Restated Certificate of Incorporation and Bylaws to eliminate references to our Class B common stock, rename our Class A common stock, make related conforming changes, and update certain outdated provisions and remove certain redundant provisions; • approve the compensation of the Company’s named executive officers on an advisory, non-binding basis (“say-on-pay”); • ratify the appointment of Deloitte & Touche LLP as independent auditor for the year ending December 31, 2015; and • transact such other business as may properly come before the meeting. Our Board of Directors recommends that you vote “FOR” the election of directors, the proposal to amend the Company’s bylaws to implement majority voting for the uncontested election of directors, the proposal to amend and restate the Company’s amended and restated certificate of incorporation and bylaws to eliminate references to our Class B common stock, rename our Class A common stock, make related conforming changes, and update certain outdated provisions and remove certain redundant provisions, the approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis and the ratification of the appointment of the auditor. With respect to certain of our shareholders, we are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders via the Internet. We believe this e-proxy process expedites shareholders’ receipt of proxy materials and lowers the costs of our annual meeting of shareholders. Accordingly, we have mailed to certain of our beneficial owners the Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached Proxy Statement and our Annual Report on Form 10-K via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can receive a paper copy of the proxy materials. We are mailing paper copies of our annual meeting materials to our shareholders of record, and to eligible participants in the ISO 401(k) Savings and Employee Stock Ownership Plan, or ESOP.	Issuer	Abstain	N/A	N/A
190964	VERTEX PHARMACEUTICALS INC	VRTX	92532F100	6/4/2015	4/10/2015	1,000	You are invited to attend Vertex Pharmaceuticals Incorporated’s 2015 Annual Meeting of Shareholders. At the meeting, shareholders will vote: • to elect the three director nominees that are set forth in the attached proxy statement to the class of directors whose term will expire in 2018; • to approve an amendment to our Restated Articles of Organization that increases the number of shares of common stock authorized for issuance from 300 million to 500 million; • to approve an amendment and restatement of our 2013 Stock and Option Plan that, among other things, increases the number of shares authorized for issuance under this plan by 7.8 million shares; • to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2015; • to approve our named executive officers’ compensation in an advisory vote; and • on two proposals submitted by our shareholders, if properly presented at the meeting. Shareholders also will transact any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.	Issuer	Abstain	N/A	N/A
190964	VIACOM INC-CLASS B	VIAB	92553P201	3/16/2015	1/20/2015	1,495	The Viacom Inc. 2015 Annual Meeting of Stockholders will be held on Monday, March 16, 2015 at 1111 Lincoln Road, Miami Beach, Florida, beginning at 11:30 a.m., Eastern Daylight Time. At the meeting, we will consider: 1. The election of the 12 director nominees identified in the proxy statement; 2. The approval of the Viacom Inc. 2016 Long-Term Management Incentive Plan; 3. The approval of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective January 1, 2016; 4. The ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015; and 5. Such other business as may properly come before the meeting.	Issuer	Abstain	N/A	N/A
190964	VIMPELCOM LTD-SPON ADR	VIP	92719A106	6/19/2015	5/15/2015	7,285	The agenda of the meeting is as follows: Shareholders to receive the report of the Company’s auditor and the audited financial statements of the Company for the financial year that ended 31 December 2014; Election of individual directors to the Supervisory Board (information about the candidates is provided in Attachment 1); Re-appoint PricewaterhouseCoopers Accountants NV (“PWC”) as the Company’s auditor, such re-appointment expiring at the conclusion of the 2016 annual general meeting of shareholders of the Company and authorise the Supervisory Board to determine its remuneration; and Any other business which may properly come before the meeting or any adjournment of the meeting.	Issuer	Abstain	N/A	N/A
561798	VODAFONE GROUP PLC	VOD	BH4HKS3	7/28/2015	7/26/2015	24,144	1 Receive the Annual Report 2 Re-elect Gerard Kleisterlee 3 Re-elect Vittorio Colao 4 Re-elect Nick Read 5 Re-elect Sir Crispin Davis 6 Elect Mathias Dopfner 7 Re-elect Dame Clara Furse 8 Re-elect Valerie Gooding 9 Re-elect Renee James Independent Non-Executive Director. 10 Re-elect Samuel Jonah Independent Non-Executive Director. 11 Re-elect Nick Land Independent Non-Executive Director. 12 Re-elect Philip Yea 13 Approve the dividend 14 Approve the Remuneration Report 15 Appoint the auditors 16 Allow the board to determine the auditors remuneration Standard proposal. Acceptable proposal. 17 Issue shares with pre-emption rights 18* Issue shares for cash 19* Authorise Share Repurchase 20 Approve Political Donations 21* Meeting notification related proposal	Issuer	Abstain	N/A	N/A
190964	VODAFONE GROUP PLC-SP ADR	VOD	92857W308	7/28/2015		2,019	1 To receive the Company’s accounts and reports of the directors and the auditor for the year ended 31 March 2013. 2 That Gerard Kleisterlee, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 3 That Vittorio Colao, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 4 That Andy Halford, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 5 That Stephen Pusey, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 6 That Renee James, a director retiring voluntarily and offering herself for re-election, be and is hereby re-elected as a director of the Company. 7 That Alan Jebson, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 8 That Samuel Jonah, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 9 That Omid Kordestani, a director retiring in accordance with the Company’s Articles of Association, be and is hereby elected as a director of the Company. 10 That Nick Land, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 11 That Anne Lauvergeon, a director retiring voluntarily and offering herself for re-election, be and is hereby re-elected as a director of the Company. 12 That Luc Vandevelde, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 13 That Anthony Watson, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 14 That Philip Yea, a director retiring voluntarily and offering himself for re-election, be and is hereby re-elected as a director of the Company. 15 That the final dividend recommended by the directors of 6.92 pence per ordinary share for the year ended 31 March 2013 be declared payable on the ordinary shares of the Company to all members whose names appear on the Register of Members on 14 June 2013 and that such dividend be paid on 7 August 2013. 16 To approve the Remuneration Report of the Board for the year ended 31 March 2013. 17 To re-appoint Deloitte LLP as auditor to the Company until the conclusion of the next general meeting at which accounts are laid before the Company. 18 To authorise the Audit and Risk Committee to determine the remuneration of the auditor. 19 That: 19.1 the authority conferred on the directors by Article 11.2 of the Company’s Articles of Association be renewed and for this purpose: (i) the Section 551 Amount be US$1,855,428,879; and (ii) the Allotment Period be the period expiring at the end of the next Annual General Meeting or on 30 September 2014, whichever is the earlier; and 19.2 the directors be generally and unconditionally authorised pursuant to and in accordance with Section 551 of the Companies Act 2006 (the “2006 Act”) to exercise all the powers of the Company to allot shares or grant rights to subscribe for, or to convert any security into, shares up to a further nominal amount of US$1,855,428,879 in connection with an offer by way of a rights issue, such authority to expire at the end of the next Annual General Meeting or on 30 September 2014, whichever is the earlier but so that the Company may make offers and enter into agreements during the relevant period which would, or might, require shares to be allotted or rights to subscribe for or to convert any security into shares to be granted after the authority ends. For the purposes of the authority in paragraph 19.2 above, “rights issue” means an offer to: (a) ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and (b) people who are holders of other equity securities if this is required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities, to subscribe for further securities by means of the issue of a renounceable letter (or other negotiable document) which may be traded for a period before payment for the securities is due, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or expedient in relation to treasury shares, fractional entitlements, record dates or legal, regulatory or practical problems in, or under the laws of, any territory. The authorities in this Resolution apply in substitution for all previous authorities. 3 Vodafone Group Plc Notice of Annual General Meeting 20 That, subject to the passing of Resolution 19: 20.1 the power conferred on the directors by Article 11.3 of the Company’s Articles of Association be renewed for the Allotment Period specified in paragraph 19.1(ii) of Resolution 19 and for such period the Section 561 Amount be US$304,689,550; and 20.2 the directors be empowered to allot equity securities (as defined in Section 560(1) of the 2006 Act) wholly for cash pursuant to the authority given by paragraph 19.2 of Resolution 19 above in connection with a rights issue as if Section 561(1) of the 2006 Act did not apply to any such allotment, such power to expire at the end of the next Annual General Meeting or on 30 September 2014, whichever is the earlier but so that the Company may make offers and enter into agreements during this period which would, or might, require equity securities to be allotted after the power ends. For the purposes of this Resolution, “rights issue” has the same meaning as in Resolution 19 above. 21 That the Company be generally and unconditionally authorised for the purposes of Section 701 of the 2006 Act to make market purchases (as defined in Section 693 of the 2006 Act) of ordinary shares of US 113 /7 cents each in the capital of the Company provided that: 21.1 the maximum aggregate number of ordinary shares which may be purchased is 4,870,500,807; 21.2 the minimum price which may be paid for each ordinary share is US 113 /7 cents; 21.3 the maximum price (excluding expenses) which may be paid for any ordinary share does not exceed the higher of (1) 5 per cent above the average closing price of such shares on the London Stock Exchange Daily Official List for the five business days prior to the date of purchase and (2) the higher of the price of the last independent trade and the highest current independent bid as stipulated by Article 5(1) of Commission Regulation (EC) 22 December 2003 implementing the Market Abuse Directive as regards exemptions for buy-back programmes and stabilisation of financial instruments (No 2273/2003); and 21.4 this authority shall expire at the conclusion of the Annual General Meeting of the Company held in 2014 or on 30 September 2014, whichever is the earlier, unless such authority is renewed prior to that time (except in relation to the purchase of ordinary shares the contract for which was concluded before the expiry of such authority and which might be executed wholly or partly after such expiry). 22 That: 22.1 the Company and those companies which are subsidiaries of the Company at any time during the period for which this Resolution has effect be authorised for the purposes of Part 14 of the 2006 Act during the period from the date of the passing of this Resolution until the conclusion of the Company’s Annual General Meeting in 2014 or 23 July 2014, whichever is earlier: (i) to make political donations to political parties, and/or independent election candidates; (ii) to make political donations to political organisations other than political parties; and (iii) to incur political expenditure, up to an aggregate amount of £100,000, and the amount authorised under each of paragraphs (i) to (iii) shall also be limited to such amount; 22.2 all existing authorisations and approvals relating to political donations or expenditure under Part 14 of the 2006 Act are hereby revoked without prejudice to any donation made or expenditure incurred prior to the date hereof pursuant to such authorisation or approval; and 22.3 words and expressions defined for the purpose of the 2006 Act shall have the same meaning in this Resolution. 23 That a general meeting other than an Annual General Meeting may be called on not less than 14 clear days’ notice. B	Issuer	Abstain	N/A	N/A
561761	VOLKSWAGEN AG-PREF	VOW3	5497168	5/5/2015		3,790	1. Presentation of the adopted annual financial statements, the approved consolidated financial statements, the combined management report of the Volkswagen Group and Volkswagen AG for the year ended December 31, 2014, together with the report of the Supervisory Board on fiscal year 2014 as well as the explanatory report by the Board of Management on the information in accordance with sections 289(4) and 315(4) of the Handelsgesetzbuch (HGB – German Commercial Code) and the report in accordance with section 289(5) of the HGB. 2. Resolution on the appropriation of the net profit of Volkswagen Aktiengesellschaft. 3. Resolution on formal approval of the actions of the members of the Board of Management for fiscal year 2014. 4. Resolution on formal approval of the actions of the members of the Supervisory Board for fiscal year 2014. 5. Election of members of the Supervisory Board. 6. Resolution on the creation of authorized capital and the corresponding amendment to the Articles of Association. 7. Resolution on the approval of an intercompany agreement. 8. Election of the auditors and Group auditors for fiscal year 2015 as well as of the auditors to review the condensed consolidated financial statements and interim management report for the first six months of 2015.	Issuer	Abstain	N/A	N/A
190964	WALGREENS BOOTS ALLIANCE INC	WBA	931427108	5/28/2015	3/30/2015	4,443	The Annual Meeting is being held for the following purposes: (1) To elect 12 directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; (2) To approve, on an advisory basis, the compensation of our named executive officers (a “Say-on-Pay” vote); (3) To ratify the appointment of Deloitte & Touche LLP as Walgreens Boots Alliance, Inc.’s independent registered public accounting firm for the fiscal year ending August 31, 2015; (4) To consider up to four stockholder proposals, if presented at the meeting; and (5) To transact such other business as may properly come before the meeting or any adjournment. Only stockholders of record at the close of business on March 30, 2015 are entitled to vote at the Annual Meeting and any adjournment. Stockholders are cordially invited to attend the Annual Meeting. If you plan to attend the meeting, you must have an admission ticket and follow the admission procedures described on page 3 of the Proxy Statement.	Issuer	Abstain	N/A	N/A
561798	WEIR GROUP PLC/THE	WEIR	0946580	4/29/2015	4/27/2015	194	1 To receive and adopt the report and financial statements for the 52 weeks ended 2 January 2015 2 To declare a dividend 3 To approve the Directors’ Remuneration Report 4 To elect Sir Jim McDonald as a director 5 To re-elect Charles Berry as a director 6 To re-elect Keith Cochrane as a director 7 To re-elect Alan Ferguson as a director 8 To re-elect Melanie Gee as a director 9 To re-elect Mary Jo Jacobi as a director 10 To re-elect Richard Menell as a director 11 To re-elect John Mogford as a director 12 To re-elect Jon Stanton as a director 13 To re-appoint Ernst & Young LLP as auditors 14 To authorise the Audit Committee to fix the remuneration of the auditors 15 To renew the directors’ general authority to allot relevant securities 16 To disapply, within certain limits, the statutory preemption rights arising on the allotment of shares 17 To renew the Company’s power to purchase its own shares 18 To reduce the notice period for general meetings	Issuer	Abstain	N/A	N/A
190964	WESTERN DIGITAL CORP	WDC	958102105	11/5/2014	9/9/2014	958	We are holding the Annual Meeting for the following purposes: 1. To elect nine directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified; 2. To approve on an advisory basis the named executive officer compensation in this Proxy Statement; 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 3, 2015; and 4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE: • “FOR” ELECTION OF EACH OF THE NINE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, • “FOR” PROPOSAL 2 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND • “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	Issuer	Abstain	N/A	N/A
561798	WHITBREAD PLC	WTB	B1KJJ40	6/16/2015	6/12/2015	164	1. To receive the Annual Report and Accounts for the year ended 26 February 2015 2. To approve the Annual Report on Remuneration 3. To declare a final dividend of 56.95p per ordinary 4. To re-elect Richard Baker as a director 5. To re-elect Wendy Becker as a director 6. To re-elect Nicholas Cadbury as a director 7. To re-elect Sir Ian Cheshire as a director 8. To re-elect Andy Harrison as a director 9. To re-elect Simon Melliss as a director 10. To re-elect Christopher Rogers as a 11. To re-elect Louise Smalley as a director 12. To re-elect Susan Taylor Martin as a director 13. To re-elect Stephen Williams as a director 14. To appoint Deloitte LLP as the auditor 15. To authorise the Board to set the auditor’s remuneration 16. To authorise the Board to allot shares 17. To authorise the Board to allot equity securities for cash other than on a pro rata basis including authority to sell treasury shares 18. To authorise the Company to purchase its ordinary shares 19. To enable the Company to call general meetings, other than an Annual General Meeting, on reduced notice.	Issuer	Abstain	N/A	N/A
190964	WHOLE FOODS MARKET INC	WFM	966837106	2/24/2014	12/30/2013	1,494	purposes: 1. To elect the eleven nominees named in the attached Proxy Statement to the Board of Directors of Whole Foods Market, Inc. to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2015 or upon a successor being elected and qualified; 2. To conduct an advisory vote to approve the compensation of the named executive officers; 3. To ratify the appointment of Ernst & Young LLP as independent auditor for the fiscal year ending September 28, 2014; 4. To consider two shareholder proposals, described in the accompanying Proxy Statement, if properly presented at the Annual Meeting of Shareholders; and 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
561798	WM MORRISON SUPERMARKETS	MRW	0604316	3/6/2015	3/4/2015	1,968	Introduction The Board has become aware of certain technical issues in respect of the Company’s procedures for the payment of dividends and the purchase of its own shares in the financial years commencing 30 January 2012 and 4 February 2013 (these are referred to in this document as the ‘‘Relevant Distributions’’ ). By way of background, under the Act, a public company may pay a dividend only out of its distributable profits as shown in the last accounts filed at Companies House. Similar requirements relate to the purchase by a public company of its own shares. These apply even if the company in question has sufficient distributable profits at the relevant time. Whilst the Company has always filed its statutory accounts on time in accordance with the requirements of the Act, and at all times had sufficient profits and other distributable reserves to justify the Relevant Distributions, the last accounts filed at Companies House in each of the financial years in which the Relevant Distributions were made did not show the requisite level of distributable profits. Given that the Company at all times had sufficient profits and other distributable reserves, it could have prepared interim accounts showing the requisite level of distributable profits and filed these at Companies House in order to satisfy the requirements of the Act. The Company did not, however, take this step. Accordingly, the Relevant Distributions were, regrettably, made otherwise than in accordance with the Act. The purpose of this document is to convene a general meeting to propose the Resolution, which will, if passed, give the Board authority to enter the deeds of release described in Part II of this document and put all potentially affected parties so far as possible in the position in which they were always intended to be had the Relevant Distributions been made in accordance with the requirements of the Act. The Company has been advised that, as a consequence of the Relevant Distributions having been made otherwise than in accordance with the Act, it may have claims against past and present shareholders who were recipients of the Dividends and against persons who were directors of the Company at the time of payment of the Dividends and at the time of entry into the buy-back programmes in respect of the Share Buy-backs. Therefore, it is proposed that the Company enter into the Shareholders’ Deed of Release and the Directors’ Deed of Release. The consequence of the entry into these deeds by the Company is that the Company will be unable to make any claims against: (a) the Directors and Former Directors; and (b) past and present shareholders of the Company who were recipients of the Relevant Distributions, in each case in respect of the payment of the Relevant Distributions otherwise than in accordance with the Act. The entry by the Company into the Directors’ Deed of Release constitutes a related party transaction (as defined in the Listing Rules). Therefore, the Resolution will also seek the specific approval of the Company’s shareholders of the entry into the Directors’ Deed of Release as a related party transaction, in accordance with the requirements of the Listing Rules. 4 Further details and an explanation of the business of the General Meeting and the related party transaction are set out in Part II of this document. 2. Notice of General Meeting Enclosed with this letter is a notice of General Meeting of the Company which will be held at the offices of Ashurst LLP, Broadwalk House, 5 Appold Street, London EC2A 2HA at 2 p.m. on 6 March 2015. The Notice can be found in Part V of this document. You are advised to read the whole of this document, including the Notice, and not to rely solely on the information contained in this letter. 3. Proxy voting Whether or not you will be attending the General Meeting, I would urge you to complete, sign and return the accompanying Form of Proxy to the Company’s registrars, Capita Asset Services at The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU as soon as possible and, in any event, so as to arrive by no later than 2 p.m. on 4 March 2015. Alternatively, you can register your proxy electronically in accordance with the instructions on the Form of Proxy. Further details are given in the notes to the Notice set out on pages 17 to 20 of this document. Completion and return of the Form of Proxy will not preclude shareholders from attending and voting in person at the General Meeting, should they so wish. The attention of corporate shareholders wishing to appoint more than one corporate representative is drawn to note 7 to the Notice set out on pages 17 to 20 of this document. This letter is also being sent to those who have been nominated to receive information rights under section 146 of Act who do not themselves have a right to appoint a proxy or proxies. The attention of such nominated persons is drawn to note 8 to the Notice set out on pages 17 to 20 of this document. 4. Recommendation Given the interests of the Board in the Resolution, and as required by the Listing Rules: (a) the Board has not considered whether the Resolution is in the best interests of the Company. Accordingly, the Board cannot recommend that shareholders vote in favour of the Resolution, but recommends that shareholders vote on the Resolution. However, the Board has been advised by Rothschild, in its capacity as the Company’s sponsor, that (i) the waiver of claims against the Directors and Former Directors pursuant to paragraph 1.3 of the Resolution and (ii) the entry into the Directors’ Deed of Release are fair and reasonable so far as the shareholders of the Company are concerned; and (b) each of the Directors and the Former Directors and their associates are precluded from voting on the Resolution. Therefore, the Directors and the Former Directors have undertaken to abstain, and to take all reasonable steps to ensure that their associates abstain, from voting on the Resolution. As at 9 February 2015 (being the latest practicable date prior to the publication of this document) the Directors and the Former Directors were recorded in the Company’s register of members as holding a total of 1,047,593 ordinary shares in the capital of the Company, representing approximately 0.05 per cent of the Company’s existing ordinary share capital. In accordance with current best practice and to ensure voting accurately reflects the views of shareholders, it will be proposed at the General Meeting that voting on the Resolution will be conducted by poll vote rather than by a show of hands and the relevant procedures will be explained at the meeting. The Board has taken steps to ensure that, in future, the issues referred to in this document do not arise in relation to the payment of dividends or, where applicable, the purchase by the Company of its own shares. We are grateful for shareholders’ understanding in respect of the issues set out in this document. On behalf of the Board, thank you for your continued support of the Company. Yours sincerely Andrew Higginson Chairman	Issuer	Abstain	N/A	N/A
561798	WOLSELEY PLC	WOS	BFNWV48	11/25/2014	10/20/2014	240	Annual General Meeting (the “AGM”) of Wolseley plc (the “Company”) will be held at Parkhotel, Industriestrasse 14, CH-6304 Zug, Switzerland, on Tuesday, 25 November 2014 at 1.00pm (Swiss time), with an audio-visual link to the AGM proposed to be available at the offices of Freshfields Bruckhaus Deringer LLP, 26-28 Tudor Street, London EC4Y 0BQ, United Kingdom at 12 noon (UK time). Shareholders attending the venue in London will not be regarded as present at the AGM (or any adjournment thereof) and will therefore not be entitled to vote at the AGM. A failure of the audio-visual link will not in any way affect the validity of the proceedings of the AGM which shall continue in Zug. You will be asked to consider and, if thought fit, to pass the resolutions set out below (the “Resolutions”), of which Resolutions numbered 1 to 18 (inclusive) will be proposed as ordinary resolutions and Resolutions numbered 19 and 20 will be proposed as special resolutions. As a member of the Company, you are entitled to appoint a proxy or proxies to exercise all or any of your rights to attend, speak and vote at the AGM. **Ordinary Resolutions** Resolution 1 To receive the Company’s Annual Report and Accounts, the strategic report and the related Directors’ report and Auditors’ report for the financial year ended 31 July 2014. Resolution 2 To approve the Directors’ Remuneration Report (other than the Remuneration Policy referred to in Resolution 3) as contained in the Company’s Annual Report and Accounts for the financial year ended 31 July 2014. Resolution 3 To approve the Remuneration Policy set out on pages 85 to 93 of the Directors’ Remuneration Report contained within the Company’s Annual Report and Accounts for the financial year ended 31 July 2014 which will take effect from the date on which this Resolution is passed. Resolution 4 To declare a final dividend of 55 pence per ordinary share for the financial year ended 31 July 2014. Resolution 5 To re-elect Ms Tessa Bamford as a Director of the Company. Resolution 6 To elect Mr John Daly as a Director of the Company. Resolution 7 To re-elect Mr Gareth Davis as a Director of the Company. Resolution 8 To re-elect Ms Pilar López as a Director of the Company. Resolution 9 To re-elect Mr John Martin as a Director of the Company. Resolution 10 To re-elect Mr Ian Meakins as a Director of the Company. Resolution 11 To re-elect Mr Alan Murray as a Director of the Company. Resolution 12 To re-elect Mr Frank Roach as a Director of the Company. Resolution 13 To elect Mr Darren Shapland as a Director of the Company. Resolution 14 To elect Ms Jacqueline Simmonds as a Director of the Company. Resolution 15 To re-appoint PricewaterhouseCoopers LLP as the Company’s auditors, until the conclusion of the next annual general meeting of the Company. Resolution 16 To authorise the Directors to agree the remuneration of the Company’s Auditors. Resolution 17 That the Company, and any company which is or becomes its subsidiary during the period to which this Resolution relates, be authorised pursuant to Articles 210 and 211 of the Company’s Articles of Association, during the period commencing on the date of this Resolution and ending on the date of the Company’s next annual general meeting, to: 17.1 make political donations to political parties and/or independent election candidates; 17.2 make political donations to political organisations other than political parties; and 17.3 incur political expenditure, provided that in each case any such donations and expenditure made by the Company or by any such subsidiary shall not exceed £125,000 per company and together with those made by any such subsidiary and the Company shall not exceed in aggregate £125,000. Resolution 18 To renew the power conferred on the Directors pursuant to Article 12 of the Company’s Articles of Association to allot or sell Equity Securities (as defined in the Articles), and for that purpose, the Authorised Allotment Amount (as defined in the Articles) shall be an aggregate nominal amount of up to £9,520,480 and in addition the Authorised Allotment Amount shall be increased by an aggregate nominal amount of up to £9,520,480, provided that the Directors’ power in respect of such latter amount may only be used in connection with a pre-emptive issue (as defined in the Articles). This authority shall, unless previously revoked or varied, expire at the conclusion of the Company’s next annual general meeting (or, if earlier, at the close of business on the date which is 15 months after the date of the passing of this Resolution) save that the Directors may, before such expiry, make offers or agreements (whether or not conditional) within the terms of this authority which would or might require Equity Securities to be allotted or sold after such expiry, and the Directors may allot or sell Equity Securities pursuant to such offers or agreements as if the authority conferred on them hereby had not expired. **Special Resolutions** Resolution 19 That, subject to and conditionally upon the passing of Resolution 18, the Directors be empowered pursuant to Article 12.4 of the Company’s Articles of Association to allot or sell Equity Securities (as defined in the Articles) wholly for cash as if Article 13 of the Articles (Pre-emption rights) did not apply and for the purposes of paragraph (b) of Article 12.4 of the Articles, the Non Pre-emptive Amount (as defined in the Articles) shall be an aggregate nominal value of up to £1,428,070. This authority shall, unless previously revoked or varied, expire at the conclusion of the Company’s next annual general meeting (or, if earlier, at the close of business on the date which is 15 months after the date of the passing of this Resolution), save that the Directors may before such expiry make offers or agreements (whether or not conditional) within the terms of this authority which would or might require Equity Securities to be allotted or sold after such expiry and the Directors may allot or sell Equity Securities pursuant to such offers or agreements as if the authority conferred on them hereby had not expired. Resolution 20 That, pursuant to Article 57 of the Companies (Jersey) Law 1991, the Company be and is hereby generally and unconditionally authorised to make market purchases of its ordinary shares, provided that: 20.1 the maximum number of ordinary shares hereby authorised to be purchased is 26,438,350 ordinary shares of 10 53∕66 pence; 20.2 the minimum price (exclusive of expenses) which may be paid for each ordinary share is 10 53∕66 pence (being the nominal value of an ordinary share); 20.3 the maximum price (exclusive of expenses) which may be paid for each ordinary share is the higher of: (a) an amount equal to 105 per cent of the average of the middle market quotations of an ordinary share of the Company as derived from the London Stock Exchange Daily Official List for the five business days immediately preceding the day on which the ordinary share is contracted to be purchased; and (b) an amount equal to the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from the London Stock Exchange Trading System; 20.4 the power hereby granted shall expire at the conclusion of the next annual general meeting of the Company or 18 months from the date of the passing of this Resolution (whichever is earlier); 20.5 a contract to purchase shares under this authority may be made prior to the expiry of this authority and concluded in whole or in part after the expiry of this authority; and 20.6 pursuant to Article 58A of the Companies (Jersey) Law 1991, the Company may hold as treasury shares any ordinary shares purchased pursuant to the authority conferred in this Resolution.	Issuer	Abstain	N/A	N/A
561798	WPP PLC	WPP	B8KF9B4	6/9/2015	6/7/2015	1,194	1 Ordinary Resolution to receive and approve the audited accounts 2 Ordinary Resolution to declare a final dividend 3 Ordinary Resolution to approve the Implementation report of the Compensation Committee 4 Ordinary Resolution to approve the Sustainability report of the directors 5 Ordinary Resolution to elect Roberto Quarta as a director 6 Ordinary Resolution to re-elect Roger Agnelli as a director 7 Ordinary Resolution to re-elect Dr Jacques Aigrain as a director 8 Ordinary Resolution to re-elect Ruigang Li as a director 9 Ordinary Resolution to re-elect Paul Richardson as a director 10 Ordinary Resolution to re-elect Hugo Shong as a director 11 Ordinary Resolution to re-elect Timothy Shriver as a director 12 Ordinary Resolution to re-elect Sir Martin Sorrell as a director 13 Ordinary Resolution to re-elect Sally Susman as a director 14 Ordinary Resolution to re-elect Solomon Trujillo as a director 15 Ordinary Resolution to re-elect Sir John Hood as a director 16 Ordinary Resolution to re-elect Charlene Begley as a director 17 Ordinary Resolution to re-elect Nicole Seligman as a director 18 Ordinary Resolution to re-elect Daniela Riccardi as a director 19 Ordinary Resolution to re-appoint the auditors and authorise the directors to determine their remuneration 20 Ordinary Resolution to authorise the directors to allot relevant securities 21 Ordinary Resolution to approve the 2015 Share Option Plan 22 Special Resolution to authorise the Company to purchase its own shares 23 Special Resolution to authorise the disapplication of pre-emption rights	Issuer	Abstain	N/A	N/A
190964	WYNN RESORTS LTD	WYNN	983134107	4/24/2015	3/5/2015	420	The Annual Meeting will be held for the following purposes: 1. To elect two Class I directors to serve until the 2018 Annual Meeting of Stockholders; 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; 3. To consider and vote on a proposal to amend the Company’s Second Amended and Restated Articles of Incorporation to provide the Company with additional flexibility in making distributions to its stockholders; 4. To consider and vote on the stockholder proposal described in the Proxy Statement, if properly presented at the Annual Meeting; and 5. To consider and transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.	Issuer	Abstain	N/A	N/A
190964	XILINX INC	XLNX	983919101	8/13/2014	6/16/2014	1,096	You are cordially invited to attend the 2014 Annual Meeting of Stockholders to be held on Wednesday, August 13, 2014 at 11:00 a.m., Pacific Daylight Time, at the headquarters of Xilinx, Inc. (Xilinx, the Company, we or our) located at 2050 Logic Drive, San Jose, California 95124. We look forward to your attendance either in person or by proxy. At this meeting, the agenda includes: • the annual election of directors; • a proposal to approve an amendment to our 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares; • a proposal to approve an amendment to our 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,000,000 shares; • an advisory vote on executive compensation as described in the attached proxy statement ; and • a proposal to ratify the appointment of the Company’s external auditors, Ernst & Young LLP.	Issuer	Abstain	N/A	N/A
190964	YAHOO! INC	YHOO	984332106	6/24/2015	4/27/2015	3,922	1. To elect to the Board of Directors the nine director nominees named in the attached proxy statement to serve until the 2016 annual meeting of shareholders and until their respective successors are elected and qualified; 2. To approve, on an advisory basis, the Company’s executive compensation; 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; 4. To vote upon two proposals submitted by shareholders, if properly presented at the annual meeting; and 5. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof. These items of business, including information about the director nominees, are more fully described in the proxy statement accompanying this Notice. The Board of Directors has set the close of business on April 27, 2015 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.	Issuer	Abstain	N/A	N/A

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Recon Capital Series Trust

By (Signature and Title)*	/s/ Garret Paolella
Garrett Paolella, President and Chief Executive Officer
(principal executive officer)

Date	September 4, 2015

*Print the name and title of each signing officer under his or her signature.